As filed with the Securities and Exchange Commission on July 26, 2007.


                                                      1933 Act File No. 33-65572
                                                      1940 Act File No. 811-7852

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                    FORM N-1A


            REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 X
                         Pre-Effective Amendment No. ___
                         Post-Effective Amendment No. 25
                                       and

        REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940 X
                                Amendment No. 26


                             USAA MUTUAL FUNDS TRUST
                           --------------------------
               (Exact Name of Registrant as Specified in Charter)

                9800 FREDERICKSBURG ROAD, SAN ANTONIO, TX 78288
             -----------------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)

        Registrant's Telephone Number, including Area Code (210) 498-0226
                                                            --------------
                            Mark S. Howard, Secretary
                             USAA MUTUAL FUNDS TRUST
                            9800 Fredericksburg Road
                           SAN ANTONIO, TX 78288-0227
                        -------------------------------
                     (Name and Address of Agent for Service)

It is proposed that this filing will become effective under Rule 485


___  immediately upon filing pursuant to paragraph (b)
_X_  on (August 1, 2007) pursuant to paragraph (b)
___  60 days after filing pursuant to paragraph (a)(1)
___  on (date) pursuant to paragraph (a)(1)
___  75 days after filing pursuant to paragraph (a)(2)
___  on (date) pursuant to paragraph (a)(2)


If appropriate, check the following box:

_____ This post-effective amendment designates a new effective date for a previously filed post-effective amendment.


                            Exhibit Index on Page 359
                                                                   Page 1 of 498

                                     Part A

                              Prospectuses for the
              Tax Exempt Long-Term, Tax Exempt Intermediate-Term,
            Tax Exempt Short-Term, and Tax Exempt Money Market Funds,
               California Bond and California Money Market Funds,
        Florida Tax-Free Income and Florida Tax-Free Money Market Funds,
               New York Bond and New York Money Market Funds, and
                 Virginia Bond and Virginia Money Market Funds

                              are included herein

                                     Part A

                               Prospectus for the
              Tax Exempt Long-Term, Tax Exempt Intermediate-Term,
            Tax Exempt Short-Term, and Tax Exempt Money Market Funds

[USAA EAGLE LOGO (R)]

     USAA TAX EXEMPT Funds
     Tax Exempt Long-Term Fund, Tax Exempt Intermediate-Term Fund, Tax Exempt Short-Term Fund, and Tax Exempt Money Market Fund

               P R O S P E C T U S
                                          [GRAPHIC OMITTED]

     AUGUST 1, 2007

As with other mutual funds, the Securities and Exchange Commission has not approved or disapproved of these Funds' shares or determined whether this prospectus is accurate or complete. Anyone who tells you otherwise is committing a crime.


TABLE OF CONTENTS
---------------------------------------------------
What Are Each Fund's Investment
Objectives and Principal Strategies?              2

What Are the Principal Risks of
Investing in These Funds?                         2

Could the Value of Your Investment
in These Funds Fluctuate?                         3

Fees and Expenses                                 8

Fund Investments                                  9

Fund Management                                  13

Using Mutual Funds in an
Investment Program                               15

How to Invest                                    15

How to Redeem                                    17

How to Exchange                                  18

Other Important Information
About Purchases, Redemptions,
and Exchanges                                    18

Shareholder Information                          19

Financial Highlights                             22

Appendix A                                       26

USAA TAX EXEMPT FUNDS
--------------------------------------------------------------------------------

USAA INVESTMENT MANAGEMENT COMPANY (IMCO) MANAGES THESE FUNDS. FOR EASIER READING, IMCO WILL BE REFERRED TO AS "WE" OR "US" THROUGHOUT THE PROSPECTUS.

WHAT ARE EACH FUND'S INVESTMENT OBJECTIVES
AND PRINCIPAL STRATEGIES?

     Each Fund has a common objective of providing investors with interest income that is exempt from federal income tax. The Tax Exempt Money Market Fund has a further objective of preserving capital and maintaining liquidity. Each Fund has separate investment policies to achieve its objective. The Funds' Board of Trustees may change a Fund's investment objective without shareholder approval.

     TAX EXEMPT LONG-TERM, TAX EXEMPT INTERMEDIATE-TERM,
     AND TAX EXEMPT SHORT-TERM FUNDS

     The Tax Exempt Long-Term, Tax Exempt Intermediate-Term, and Tax Exempt Short-Term Funds invest primarily in investment-grade tax-exempt securities differentiated by maturity limitations. During normal market conditions, at least 80% of each Fund's net assets will consist of tax-exempt securities. The dollar-weighted average portfolio maturity of the Tax Exempt Long-Term Fund is ten years or more, the Tax Exempt Intermediate-Term Fund is between three and ten years, and the Tax Exempt Short-Term Fund is three years or less.

     TAX EXEMPT MONEY MARKET FUND

     The Tax Exempt Money Market Fund invests in high-quality tax-exempt securities with remaining maturities of 397 days or less. During normal market conditions, at least 80% of the Fund's net assets will consist of tax-exempt securities.

WHAT ARE THE PRINCIPAL RISKS OF
INVESTING IN THESE FUNDS?

     The principal risks of investing in these Funds are credit risk, interest rate risk, management risk, call risk, and structural risk.

     CREDIT RISK: The possibility that a borrower cannot make timely interest and principal payments on its securities. The securities in each Fund's portfolio are subject to credit risk. The Funds accept some credit risk as a recognized means to enhance investors' return. All securities varying from the highest quality to very speculative have some degree of credit risk. We attempt to minimize the Funds' overall credit risks by:

     |X| Primarily investing in securities considered at least investment grade at the time of purchase. Nevertheless, even investment-grade securities are subject to some credit risk. In addition, the ratings of securities are the rating agencies' estimates of the credit quality of the securities. The ratings may not take into account every risk related to whether interest or principal will be repaid on a timely basis.

     |X| When evaluating potential investments for the Funds, our credit analysts also independently assess credit risk and its impact on the Funds' portfolios.

     |X| Diversifying the Funds' portfolios by investing in securities of a large number of unrelated issuers, which reduces a Fund's exposure to the risks of an investment in the securities of any one issuer or group of issuers. We invest in many securities with slightly different risk characteristics and across different economic sectors and geographic regions. If a random credit event should occur, such as a default, a Fund would suffer a much smaller loss than if the Fund were concentrated in relatively large holdings with highly correlated risks.

     Securities rated below investment grade (junk or high-yield bonds) should be regarded as speculative because their issuers are more susceptible to financial setbacks and recession than more creditworthy companies. If a Fund invests in securities whose issuers develop unexpected credit problems, the Fund's price could decline. Changes in economic conditions or other circumstances are more likely to lead to a weakened capability to make principal and interest payments on these securities than is the case for higher-rated securities.

     INTEREST RATE RISK: The possibility that the value of each Fund's investments will decline because of an increase in interest rates, adverse changes in supply and demand for tax-exempt securities, or other market factors. As mutual funds investing in bonds, the Funds are subject to the risk that the market value of the bonds will decline because of rising interest rates. Bond prices are linked to the prevailing market interest rates. In general, when interest rates rise, bond prices fall and when interest rates fall, bond prices rise. The price volatility of a bond also depends on its maturity. Generally, the longer the maturity of a bond, the greater its sensitivity to interest rates. To compensate investors for this higher market risk, bonds with longer maturities generally offer higher yields than bonds with shorter maturities.

     |X| IF INTEREST RATES INCREASE: the yield of each Fund may increase. In addition, the market value of the Tax Exempt Long-Term, Tax Exempt Intermediate-Term, and Tax Exempt Short-Term Funds' securities will likely decline, adversely affecting each Fund's net asset value and total return.

     |X| IF INTEREST RATES DECREASE: the yield of each Fund may decrease. In addition, the market value of the Tax Exempt Long-Term, Tax Exempt Intermediate-Term, and Tax Exempt

USAA Tax Exempt Funds - 2

--------------------------------------------------------------------------------

          Short-Term Funds' securities may increase, which would likely increase each Fund's net asset value and total return.

     MANAGEMENT RISK: The possibility that the investment techniques and risk analyses used by each Fund's managers will not produce the desired results. These Funds are subject to management risk because each Fund is actively managed. There is no guarantee that the investment techniques and risk analyses used by the Funds' managers will produce the desired results.

     CALL RISK. Many municipal bonds may be "called," or redeemed, by the issuer before the stated maturity. During a period of declining interest rates, an issuer would call, or refinance, a higher-yielding bond for the same reason that a homeowner would refinance a home mortgage. Interest rates must drop sufficiently so that the savings more than offset the cost of refinancing.

     |X| Intermediate- and long-term municipal bonds have the greatest call risk, because most municipal bonds may not be called until after ten years from the date of issue. The period of "call protection" may be longer or shorter than ten years, but regardless, bonds purchased closest to the date of issue will have the most call protection. Typically, bonds with original maturities of ten years or less are not callable.

     |X| Although investors certainly appreciate the rise in bond prices when interest rates drop, falling interest rates create the environment necessary to "call" the higher-yielding bonds from your Fund. When bonds are called, a Fund is affected in several ways. Most likely, we must reinvest the bond-call proceeds at lower interest rates. The Fund's income may drop as a result. The Fund may also realize a taxable capital gain.

     STRUCTURAL RISK. Some tax-exempt securities, referred to as "synthetic instruments," are created by combining an intermediate- or long-term municipal bond with a right to sell the instrument back to the remarketer or liquidity provider for repurchase on short notice, referred to as a "tender option." Usually, the tender option is backed by a letter of credit or similar guarantee from a bank. The guarantee, however, is typically conditional, which means that the bank is not required to pay under the guarantee if there is a default by the municipality or if certain other events occur. These types of instruments involve special risks, referred to as "structural risk." For example, because of the structure of a synthetic instrument, there is a risk that the instrument will lose its tax-exempt treatment or that we will not be able to exercise our tender option. We will not purchase a synthetic instrument unless counsel for the issuer has issued an opinion that the instrument is entitled to tax-exempt treatment. In addition, we will not purchase a synthetic instrument for the Tax-Exempt Money Market Fund unless we believe there is only minimal risk that we will not be able to exercise our tender option at all times.

     OTHER RISKS: Because any investment involves risk, there is no assurance that the Funds' objectives will be achieved. As you consider an investment in any of these Funds, you should also take into account your tolerance for the daily fluctuations of the financial markets and whether you can afford to leave your money in the investment for long periods of time to ride out down periods. As with other mutual funds, losing money is a risk of investing in these Funds.

     An investment in any of these Funds is not a deposit of USAA Federal Savings Bank, or any other bank, and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Tax Exempt Money Market Fund seeks to preserve the value of your investment at $1 per share, it is possible to lose money by investing in the Fund.

     You can find more detailed information about the risks you will face as a Fund shareholder in the statement of additional information.

COULD THE VALUE OF YOUR INVESTMENT
IN THESE FUNDS FLUCTUATE?

     Yes, it could. In fact, the value of your investment in the Tax Exempt Long-Term, Tax Exempt Intermediate-Term, and Tax Exempt Short-Term Funds will fluctuate with the changing market values of the investments in the Funds. We manage the Tax Exempt Money Market Fund in accordance with strict Securities and Exchange Commission (SEC) guidelines designed to preserve the Fund's value at $1 per share, although, of course, we cannot guarantee that the value will remain at $1 per share.

     The value of the securities in which the Tax Exempt Long-Term, Tax Exempt Intermediate-Term, and Tax Exempt Short-Term Funds invest typically fluctuates inversely with changes in the general level of interest rates. Changes in the creditworthiness of issuers and changes in other market factors such as the relative supply of and demand for tax-exempt securities also create value fluctuations.

     The bar charts shown on the following pages illustrate each Fund's volatility and performance from year to year for each full calendar year over the past ten years.

                                                                  3 - Prospectus

USAA TAX EXEMPT FUNDS
--------------------------------------------------------------------------------

TOTAL RETURN

All mutual funds must use the same formula to calculate TOTAL RETURN.

           ================================================================
            [ARROW] TOTAL RETURN MEASURES THE PRICE CHANGE IN A SHARE ASSUMING THE REINVESTMENT OF ALL NET INVESTMENT INCOME AND REALIZED CAPITAL GAIN DISTRIBUTIONS.
           ================================================================

   TAX EXEMPT LONG-TERM FUND

     [BAR CHART]
     ANNUAL RETURNS FOR PERIODS ENDED 12/31

                    CALENDAR YEAR       TOTAL RETURN
                         1997                10.38%
                         1998                 5.97%
                         1999                -5.04%
                         2000                12.11%
                         2001                 4.33%
                         2002                 9.70%
                         2003                 7.02%
                         2004                 5.60%
                         2005                 3.82%
                         2006                 4.80%

                           SIX-MONTH YTD TOTAL RETURN
                                -0.10% (6/30/07)

            BEST QUARTER*                      WORST QUARTER*
            5.30% 3rd Qtr. 2002          -2.05% 2nd Qtr. 2004
[FOOTNOTE]
  * Please note that "Best Quarter" and "Worst Quarter" figures are applicable only to the time period covered by the bar chart.

     The table on the following page shows how the Tax Exempt Long-Term Fund's average annual total returns for the periods indicated compared to those of relevant securities market indices. The after-tax returns are shown in two ways: (1) assumes that you owned the Fund during the entire period and paid taxes on the Fund's distributions of taxable net investment income or realized capital gains and (2) assumes that you paid taxes on the Fund's distributions of taxable net investment income or realized capital gains and sold all shares at the end of each period.

     After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In certain situations, the return after taxes on distributions and sale of fund shares may be higher than the other return amounts. A higher after-tax return may result when a capital loss occurs upon redemption and translates into an assumed tax deduction that benefits the shareholder. The actual after-tax returns depend on your tax situation and may differ from those shown.

     Remember,   historical  performance  (before  and  after  taxes)  does  not necessarily indicate what will happen in the future.

USAA Tax Exempt Funds - 4

-------------------------------------------------------------------------------

================================================================================
                         AVERAGE ANNUAL TOTAL RETURNS
                     FOR THE PERIODS ENDED DECEMBER 31, 2006
                                                                        SINCE
                                                                      INCEPTION
TAX EXEMPT LONG-TERM FUND  PAST 1 YEAR   PAST 5 YEARS  PAST 10 YEARS    3/19/82
===============================================================================
Return Before Taxes           4.80%       6.17%         5.77%           8.50%
-------------------------------------------------------------------------------
Return After Taxes on
Distributions                 4.65%       6.13%         5.75%           8.39%
-------------------------------------------------------------------------------
Return After Taxes on
Distributions and Sale
of Fund Shares                4.90%       5.99%         5.70%           8.33%
-------------------------------------------------------------------------------
Lehman Brothers Municipal
Bond Index* (reflects no
deduction for fees,
expenses, or taxes)            4.84%      5.53%         5.76%           8.84%+
-------------------------------------------------------------------------------
Lipper General Municipal
Debt Funds Index** (reflects
no deduction for taxes)        5.10%      5.37%         5.24%           8.63%+
-------------------------------------------------------------------------------
[FOOTNOTES]
 * The Lehman Brothers Municipal Bond Index is an unmanaged benchmark of total return performance for the long-term, investment-grade, tax-exempt bond market.

** The Lipper General Municipal Debt Funds Index tracks the total return performance of the 30 largest funds within this category. This category includes funds that invest at least 65% of their assets in municipal debt issues in the top four credit categories.

+ The performance of the Lehman Brothers Municipal Bond Index and the Lipper General Municipal Debt Funds Index is calculated with a commencement date of February 28, 1982, while the Fund's inception date is March 19, 1982. There may be a slight variation in the comparative performance numbers because of this difference.

     NONE OF THE TAX EXEMPT LONG-TERM FUND'S RETURN WAS A TAX PREFERENCE ITEM FOR PURPOSE OF THE FEDERAL ALTERNATIVE MINIMUM TAX.

================================================================================

   TAX EXEMPT INTERMEDIATE-TERM FUND

          [BAR CHART]
          ANNUAL RETURNS FOR PERIODS ENDED 12/31

                    CALENDAR YEAR       TOTAL RETURN
                        1997                 9.39%
                        1998                 6.32%
                        1999                -2.61%
                        2000                 9.83%
                        2001                 5.55%
                        2002                 7.69%
                        2003                 5.18%
                        2004                 4.27%
                        2005                 3.09%
                        2006                 4.55%

                           SIX-MONTH YTD TOTAL RETURN
                                 0.09% (6/30/07)

             BEST QUARTER*                     WORST QUARTER*
             3.66% 4th Qtr. 2000         -1.52% 2nd Qtr. 2004
[FOOTNOTE]
  * Please note that "Best Quarter" and "Worst Quarter" figures are applicable only to the time period covered by the bar chart.


     The table on the following page shows how the Tax Exempt Intermediate-Term Fund's average annual total returns for the periods indicated compared to those of relevant securities market indices. The after-tax returns are shown in two ways: (1) assumes that you owned the Fund during the entire period and paid taxes on the Fund's distributions of taxable net investment income or realized capital gains and (2) assumes that you paid taxes on the Fund's distributions of taxable net investment income or realized capital gains and sold all shares at the end of each period.

     After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In certain situations, the return after taxes on distributions and sale of fund shares may be higher than the other return amounts. A higher after-tax return may result when a capital loss occurs upon redemption and translates into an assumed tax deduction that benefits the shareholder. The actual after-tax returns depend on your tax situation and may differ from those shown.

     Remember,   historical  performance  (before  and  after  taxes)  does  not necessarily indicate what will happen in the future.


                                                                  5 - Prospectus

USAA TAX EXEMPT FUNDS
--------------------------------------------------------------------------------


================================================================================
                         AVERAGE ANNUAL TOTAL RETURNS
                     FOR THE PERIODS ENDED DECEMBER 31, 2006

                                                                         SINCE
TAX EXEMPT INTERMEDIATE-                                               INCEPTION
TERM FUND                  PAST 1 YEAR   PAST 5 YEARS  PAST 10 YEARS    3/19/82
===============================================================================
Return Before Taxes           4.55%         4.94%        5.27%         7.61%
-------------------------------------------------------------------------------
Return After Taxes
on Distributions              4.54%         4.93%        5.27%         7.57%
-------------------------------------------------------------------------------
Return After Taxes
on Distributions and
Sale of Fund Shares           4.45%         4.89%        5.24%          7.52%
-------------------------------------------------------------------------------
Lehman Brothers Municipal Bond
Index* (reflects no deduction
for fees, expenses, or taxes) 4.84%         5.53%        5.76%          8.84%+
-------------------------------------------------------------------------------
Lipper Intermediate Municipal
Debt Funds Index** (reflects no
deduction for taxes)          3.87%         4.27%        4.61%           N/A
-------------------------------------------------------------------------------
[FOOTNOTES]
* The Lehman Brothers Municipal Bond Index is an unmanaged benchmark of total return performance for the long-term, investment-grade, tax-exempt bond market.

** The Lipper Intermediate Municipal Debt Funds Index tracks the total return performance of the 30 largest funds within this category. This category includes funds that invest in municipal debt issues with dollar-weighted average maturities of five to ten years.

 + The performance of the Lehman Brothers Municipal Bond Index is calculated with a commencement date of February 28, 1982, while the Fund's inception date is March 19, 1982. There may be a slight variation in the comparative performance numbers because of this difference.

  NONE OF THE TAX EXEMPT INTERMEDIATE-TERM FUND'S RETURN WAS A TAX PREFERENCE ITEM FOR PURPOSE OF THE FEDERAL ALTERNATIVE MINIMUM TAX.
================================================================================

   TAX EXEMPT SHORT-TERM FUND

     [BAR CHART]
     ANNUAL RETURNS FOR PERIODS ENDED 12/31

                         CALENDAR YEAR         TOTAL RETURN
                             1997                 5.85%
                             1998                 4.95%
                             1999                 1.64%
                             2000                 6.03%
                             2001                 5.10%
                             2002                 5.01%
                             2003                 2.97%
                             2004                 1.52%
                             2005                 1.78%
                             2006                 3.54%

                           SIX-MONTH YTD TOTAL RETURN
                                 1.07% (6/30/07)

                 BEST QUARTER*                  WORST QUARTER*
                 2.01% 2nd Qtr. 2002      -0.85% 2nd Qtr. 2004
[FOOTNOTE]
  * Please note that "Best Quarter" and "Worst Quarter" figures are applicable only to the time period covered by the bar chart.


     The table on the following page shows how the Tax Exempt Short-Term Fund's average annual total returns for the periods indicated compared to those of relevant securities market indices. The after-tax returns are shown in two ways: (1) assumes that you owned the Fund during the entire period and paid taxes on the Fund's distributions of taxable net investment income or realized capital gains and (2) assumes that you paid taxes on the Fund's distributions of taxable net investment income or realized capital gains and sold all shares at the end of each period.

     After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In certain situations, the return after taxes on distributions and sale of fund shares may be higher than the other return amounts. A higher after-tax return may result when a capital loss occurs upon redemption and translates into an assumed tax deduction that benefits the shareholder. The actual after-tax returns depend on your tax situation and may differ from those shown.

     Remember,   historical  performance  (before  and  after  taxes)  does  not necessarily indicate what will happen in the future.

USAA Tax Exempt Funds - 6

--------------------------------------------------------------------------------

================================================================================

                          AVERAGE ANNUAL TOTAL RETURNS
                     FOR THE PERIODS ENDED DECEMBER 31, 2006
                                                                        SINCE
TAX EXEMPT                                                            INCEPTION
SHORT-TERM FUND         PAST 1 YEAR   PAST 5 YEARS    PAST 10 YEARS    3/19/82
================================================================================
Return Before Taxes         3.54%         2.95%          3.83%         5.37%
-------------------------------------------------------------------------------
Return After Taxes
on Distributions            3.54%         2.95%          3.83%         5.36%
-------------------------------------------------------------------------------
Return After Taxes
on Distributions and
Sale of Fund Shares         3.58%         2.98%          3.83%         5.34%
-------------------------------------------------------------------------------
Lehman Brothers Municipal
Bond Index* (reflects no
deduction for fees,
expenses, or taxes)         4.84%         5.53%          5.76%         8.84%+
-------------------------------------------------------------------------------
Lipper Short Municipal
Debt Funds Index** (reflects
no deduction for taxes)     3.12%         2.46%          3.34%         N/A
-------------------------------------------------------------------------------
[FOOTNOTES]
* The Lehman Brothers Municipal Bond Index is an unmanaged benchmark of total return performance for the long-term, investment-grade, tax-exempt bond market.

** The Lipper Short Municipal Debt Funds Index tracks the total return performance of the 10 largest funds within this category. This category includes funds that invest in municipal debt issues with dollar-weighted average maturities of less than three years.

+ The performance of the Lehman Brothers Municipal Bond Index is calculated with a commencement date of February 28, 1982, while the Fund's inception date is March 19, 1982. There may be a slight variation in the comparative performance numbers because of this difference.

      NONE OF THE TAX EXEMPT SHORT-TERM FUND'S RETURN WAS A TAX PREFERENCE ITEM FOR PURPOSE OF THE FEDERAL ALTERNATIVE MINIMUM TAX.
================================================================================

  TAX EXEMPT MONEY MARKET FUND

     [BAR CHART]
     ANNUAL RETURNS FOR PERIODS ENDED 12/31

                         CALENDAR YEAR         TOTAL RETURN
                              1997                 3.46%
                              1998                 3.37%
                              1999                 3.15%
                              2000                 3.89%
                              2001                 2.60%
                              2002                 1.21%
                              2003                 0.78%
                              2004                 0.87%
                              2005                 2.07%
                              2006                 3.06%

                           SIX-MONTH YTD TOTAL RETURN
                                 1.62% (6/30/07)

              BEST QUARTER*                      WORST QUARTER*
              1.02% 2nd Qtr. 2000           0.15% 1st Qtr. 2004

[FOOTNOTE]
  * Please note that "Best Quarter" and "Worst Quarter" figures are applicable only to the time period covered by the bar chart.


     The following table shows the Tax Exempt Money Market Fund's average annual total returns for the periods indicated. Remember, historical performance does not necessarily indicate what will happen in the future.

================================================================================
                        AVERAGE ANNUAL TOTAL RETURNS
                     FOR THE PERIODS ENDED DECEMBER 31, 2006
                                                                        SINCE
                                 PAST          PAST        PAST       INCEPTION
                                1 YEAR        5 YEARS    10 YEARS        2/6/84
================================================================================
Tax Exempt Money Market Fund     3.06%         1.59%       2.44%          3.58%
--------------------------------------------------------------------------------

          NONE OF THE TAX-EXEMPT MONEY MARKET FUND'S RETURN WAS A TAX PREFERENCE ITEM FOR PURPOSES OF THE FEDERAL ALTERNATIVE MINIMUM TAX.
================================================================================

                                                                 7 - Prospectus

USAA TAX EXEMPT FUNDS
------------------------------------------------------------------------------

YIELD

     All mutual funds must use the same formulas to calculate YIELD and EFFECTIVE YIELD.

         ======================================================================
         [ARROW] YIELD IS THE ANNUALIZED NET INVESTMENT INCOME OF THE FUND DURING A SPECIFIED PERIOD AS A PERCENTAGE OF THE FUND'S SHARE PRICE AT THE END OF THE PERIOD.

         [ARROW] EFFECTIVE YIELD IS CALCULATED SIMILAR TO THE YIELD; HOWEVER, WHEN ANNUALIZED, THE NET INVESTMENT INCOME
                    EARNED IS ASSUMED TO BE REINVESTED.
        ======================================================================

     TAX EXEMPT LONG-TERM, TAX EXEMPT INTERMEDIATE-TERM,
     AND TAX EXEMPT SHORT-TERM FUNDS

     The Tax Exempt Long-Term, Tax Exempt Intermediate-Term, and Tax Exempt Short-Term Funds may advertise performance in terms of a 30-day yield quotation or a tax-equivalent yield. The Funds' 30-day yields for the period ended December 31, 2006, were as follows:

                ===================================================
                    TAX EXEMPT LONG-TERM FUND               3.64%
                    TAX EXEMPT INTERMEDIATE-TERM FUND       3.59%
                    TAX EXEMPT SHORT-TERM FUND              3.44%
                 ===================================================

     TAX EXEMPT MONEY MARKET FUND

     The Tax Exempt Money Market Fund typically advertises performance in terms of a 7-day yield and effective yield or a tax-equivalent yield and may advertise total return. The 7-day yield quotation more closely reflects current earnings of the Fund than the total return quotation. The effective yield will be slightly higher than the yield because of the compounding effect of the assumed reinvestment. Current yields and effective yields fluctuate daily and will vary with factors such as interest rates and the quality, length of maturities, and type of investments in the portfolio. The Fund's 7-day yield for the period ended December 31, 2006, was 3.48%.

     TAX-EQUIVALENT YIELD

     Investors use tax-equivalent yields to compare taxable and tax-exempt fixed income investments using a common yield measure. The tax-equivalent yield is the yield that a fully taxable investment (E.G., a bond that pays taxable interest or a mutual fund that pays dividends that are attributable to taxable interest) must generate to earn the same "take-home" yield as a tax-exempt investment. The calculation depends upon your federal marginal income tax rate and assumes that an investor can fully itemize deductions on his or her federal tax return. The higher your marginal tax bracket, the higher will be the tax-equivalent yield and the more valuable will the Funds' tax-exempt dividends be.

     Since our Funds do not currently own and do not intend to own securities on which the interest is a tax preference item for purposes of the federal alternative minimum tax (AMT), the calculations below apply to all individual shareholders regardless of their status.

     For example, if you assume a federal marginal income tax rate of 35%, the Funds' tax-equivalent yields for the period ended December 31, 2006, would be as follows:

                                                              TAX-EQUIVALENT
                                                     YIELD         YIELD
     ========================================================================
     Tax Exempt Long-Term Fund (30 day)              3.64%        5.61%
     Tax Exempt Intermediate-Term Fund (30 day)      3.59%        5.53%
     Tax Exempt Short-Term Fund (30 day)             3.44%        5.30%
     Tax Exempt Money Market Fund (7 day)            3.48%        5.35%

     Using the example, to exceed the 30-day yield of the Tax Exempt Long-Term Fund on an after-tax basis, you would have needed a fully taxable investment that yielded more than 5.61% per year. Likewise, to exceed the 7-day yield of the Tax Exempt Money Market Fund, you would have needed a fully taxable investment that yielded more than 5.35% per year. The information shown above does not reflect the impact of state and local taxes.

     For more information on calculating tax-equivalent yields, see APPENDIX A on page 26.

FEES AND EXPENSES

     The following summary describes the fees and expenses you may pay, directly and indirectly, to invest in these Funds.

     SHAREHOLDER TRANSACTION EXPENSES -- DIRECT COSTS

     There are no fees or sales loads charged to your Fund account when you buy or sell Fund shares. However, if you sell shares and request your money by wire transfer, there is a $20 domestic wire fee and a $35 foreign wire fee. (Your bank may also charge a fee for wires.)

     ANNUAL FUND OPERATING EXPENSES -- INDIRECT COSTS

     Fund expenses come out of the Funds' assets and are reflected in the Funds' share prices and dividends. "Other Expenses" include expenses such as custodian, administration and servicing, and transfer agent fees. The following figures show actual expenses, before reductions of any expenses paid indirectly,

USAA Tax Exempt Funds - 8
     during the past fiscal year ended March 31, 2007, and are calculated as a percentage of average net assets.

                                                TAX EXEMPT     TAX EXEMPT
                                                LONG-TERM      INTERMEDIATE-TERM

Management Fee                                  .32%a             .34%a
Distribution and Service (12b-1) Fees            None             None
Other Expenses                                  .23%              .22%
TOTAL ANNUAL OPERATING EXPENSES                 .55%B             .56%B

                                                TAX EXEMPT       TAX EXEMPT
                                                SHORT-TERM       MONEY MARKET

Management Fee                                    .31%a             .28%
Distribution and Service (12b-1) Fees             None              None
Other Expenses                                    .24%              .21%
TOTAL ANNUAL OPERATING EXPENSES                   .55%B             .49%B

a A performance fee adjustment increased the base management fee of 0.28% for the Tax Exempt Long-Term Fund by 0.04%, the Tax Exempt Intermediate-Term Fund by 0.06%, and the Tax Exempt Short-Term Fund by 0.03%, for the most recent fiscal year ended March 31, 2007. The performance adjustment is calculated by comparing the Tax Exempt Long-Term Fund's performance to that of the Lipper General Municipal Debt Funds Index, the Tax Exempt Intermediate-Term Fund's performance to that of the Lipper Intermediate Municipal Debt Funds Index, and the Tax Exempt Short-Term Fund's performance to that of the Lipper Short Municipal Debt Funds Index during the relevant performance period. See page 14 for more information about the calculation of the performance fee adjustment.

b Through arrangements with the Funds' custodian and other banks utilized by the Funds for cash management purposes, realized credits, if any, generated from cash balances in the Funds' bank accounts are used to reduce the Funds' expenses. Total Annual Operating Expenses of the Funds reflect total operating expenses of the Funds before reductions of any expenses paid indirectly. For the fiscal year ended March 31, 2007, the Funds' expenses paid indirectly did not affect (less than +/- 0.01%) the expense ratios of the Funds.

           ========================================================
           [ARROW] 12B-1 FEES SOME MUTUAL FUNDS CHARGE THESE FEES TO PAY FOR ADVERTISING AND OTHER COSTS OF SELLING FUND SHARES.
           ========================================================

     EXAMPLE

     This example is intended to help you compare the cost of investing in one of the Funds with the cost of investing in other mutual funds. Although your actual costs may be higher or lower, you would pay the following expenses on a $10,000 investment, assuming (1) a 5% annual return, (2) the Fund's operating expenses (before any fee offset arrangements) remain the same, and (3) you redeem all of your shares at the end of the periods shown.

                                    1 YEAR    3 YEARS     5 YEARS    10 YEARS
 -------------------------------------------------------------------------------
 Tax Exempt Long Term Fund            $56       $176        $307       $689
 Tax Exempt Intermediate-Term Fund    $57       $179        $313       $701
 Tax Exempt Short-Term Fund           $56       $176        $307       $689
 Tax Exempt Money Market Fund         $50       $157        $274       $616

FUND INVESTMENTS

     PRINCIPAL INVESTMENT STRATEGIES

     [ARROW] WHAT IS EACH FUND'S PRINCIPAL INVESTMENT STRATEGY?

     Each Fund principally invests its assets in securities the interest from which, in the opinion of counsel to the issuer, is excluded from gross income for federal income tax purposes but may be subject to state and local taxes.

     These securities include municipal debt obligations that have been issued by states and their political subdivisions and duly constituted state and local authorities and corporations, as well as securities issued by certain U.S. territories or possessions, such as Puerto Rico, the Virgin Islands, or Guam. Tax-exempt securities are issued to fund public infrastructure projects such as streets and highways, schools, water and sewer systems, hospitals, and airports. Tax-exempt securities may also be issued to refinance outstanding obligations as well as to obtain funds for general operating expenses and for loans to other public institutions and facilities.

     Because the projects benefit the public, Congress has granted an exemption from federal income tax for the interest income arising from these securities.

     [ARROW] WHAT TYPES OF TAX-EXEMPT SECURITIES WILL BE INCLUDED IN EACH FUND'S PORTFOLIO?

     Each Fund's assets may be invested in, among other things, any of the following tax-exempt securities:

     |x| GENERAL OBLIGATION BONDS, which are secured by the issuer's pledge of its full faith, credit, and taxing power for the payment of principal and interest.

     |x| REVENUE BONDS, which are payable from the revenue derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or

                                                                  9 - Prospectus

USAA TAX EXEMPT FUNDS
------------------------------------------------------------------------------

          other specific revenue source, but not from the general taxing power.

     |x| MUNICIPAL LEASE OBLIGATIONS, which are backed by the municipality's covenant to budget for the payments due under the lease obligation.

          Municipal lease obligations may be determined to be liquid in accordance with the guidelines established by the Funds' Board of Trustees. In determining the liquidity of a municipal lease obligation, we will consider among other things: (1) the frequency of trades and quotes for the municipal lease obligation; (2) the number of dealers willing to purchase or sell the municipal lease obligation and the number of other potential purchasers; (3) dealer undertakings to make a market in the municipal lease obligation; (4) the nature of the marketplace trades, including the time needed to dispose of the municipal lease obligation, the method of soliciting offers, and the mechanics of transfer; (5) whether the municipal lease obligation is of a size that will be attractive to institutional investors; (6) whether the municipal lease obligation contains a non-appropriation clause and the likelihood that the obligor will fail to make an appropriation therefor; and (7) such other factors as we may determine to be relevant to such determination.

     |x| INDUSTRIAL DEVELOPMENT REVENUE BONDS, such as pollution control revenue bonds, which are issued by or on behalf of public authorities to obtain funds for privately operated facilities;

     |x| INVERSE FLOATING RATE SECURITIES, the Tax Exempt Long-Term, Tax Exempt Intermediate-Term, and Tax Exempt Short-Term Funds may invest in securities with coupons that vary inversely with changes in short-term tax-exempt interest rates and thus are considered leveraged investments in an underlying municipal bond.

          Up to 10% of the Tax Exempt Long-Term, Tax Exempt Intermediate-Term, and Tax Exempt Short-Term Funds' net assets may be invested in municipal securities whose coupons vary inversely with changes in short-term tax-exempt interest rates and thus are considered leveraged investments in underlying municipal bonds (or securities with similar economic characteristics). These securities present special risks for two reasons: (1) if short-term interest rates rise (fall), the income the fund earns on the inverse floating rate security will fall (rise); and (2) if long-term interest rates rise (fall) the value of the inverse floating rate security will fall (rise) more than the value of the underlying bond because of the leveraged nature of the investment. The Tax Exempt Long-Term, Tax Exempt Intermediate-Term, and Tax Exempt Short-Term Funds will seek to buy these securities at attractive values and yields that over time more than compensate the Funds for the securities' price volatility.

     |x| WHEN-ISSUED AND DELAYED-DELIVERY SECURITIES, each Fund's assets may be invested in securities offered on a when-issued or delayed-delivery basis, which means that delivery and payment take place after the date of the commitment to purchase, normally within 45 days, both price and interest rate are fixed at the time of commitment, the Funds do not earn interest on the securities until settlement, and the market value of the securities may fluctuate between purchase and settlement. Such securities can be sold before settlement date.

    |x| SYNTHETIC INSTRUMENTS, which combine a municipality's long-term obligation to pay interest and principal with the obligation of a third party to repurchase the instrument on short notice. Securities are often specifically structured so that they are eligible investments for a money market fund. For example, in order to satisfy the maturity restrictions for a money market fund, some money market securities have demand or put features, which have the effect of shortening the maturity of the securities.

     In addition, up to 15% of the Tax Exempt Long-Term, Tax Exempt Intermediate-Term, and Tax Exempt Short-Term Funds' net assets and up to 10% of the Tax Exempt Money Market Fund's net assets may be invested in securities that are illiquid. Illiquid securities are generally those securities which cannot be disposed of in the ordinary course of business, seven days or less, at approximately the same value at which the Fund has valued the securities.

     [ARROW] WHAT ARE THE DIFFERENCES AMONG THE TAX EXEMPT LONG-TERM, TAX EXEMPT INTERMEDIATE-TERM, AND TAX EXEMPT SHORT-TERM FUNDS?

     The differences in the Funds are in the weighted average maturities of all the securities in the portfolios. Generally, the longer the maturity, the higher the yield and the greater the price volatility.

                                           MATURITY LIMITS
                                          PORTFOLIO WEIGHTED
              FUND                         AVERAGE MATURITY
     ========================================================
         Tax Exempt Long-Term              10 years or more
         Tax Exempt Intermediate-Term      3-10 years
         Tax Exempt Short-Term             3 years or less

     Within these limitations, a Fund may purchase individual securities with stated maturities greater or less than the Fund's weighted average maturity limits. In determining a security's maturity for purposes of calculating a Fund's weighted average maturity, estimates of the expected time for its principal to be paid may be used. This can be substantially shorter than its stated final maturity. For a discussion of the method of calculat-

USAA Tax Exempt Funds - 10

-------------------------------------------------------------------------------

     ing the weighted average maturities of these Funds' portfolios, see INVESTMENT POLICIES in the statement of additional information.


     [ARROW] ARE EACH FUND'S INVESTMENTS DIVERSIFIED IN MANY DIFFERENT ISSUERS?

     Each Fund is considered diversified under the federal securities laws. With respect to the Tax Exempt Long-Term, the Tax Exempt Intermediate-Term, and the Tax Exempt Short-Term Funds, this means that we will not invest more than 5% in any one issuer with respect to 75% of each Fund's assets. With respect to the remaining 25% of each Fund's assets, we could invest more than 5% in any one, or more, issuers. For further discussion of diversification, see INVESTMENT POLICIES in the statement of additional information.

     With respect to the Tax Exempt Money Market Fund, we generally will not invest more than 5% of the Fund's assets in any one issuer. Also, strict SEC guidelines do not permit us to invest, with respect to 75% of the Fund's assets, greater than 10% of the Fund's assets in securities issued by or subject to guarantees by the same institution. Purchases of securities issued or guaranteed by the U.S. government or its agencies or instrumentalities are not counted toward these limitations.

     We also may not invest more than 25% of a Fund's assets in securities issued in connection with the financing of projects with similar characteristics, such as toll road revenue bonds, housing revenue bonds, or electric power project revenue bonds, or in industrial development revenue bonds that are based, directly or indirectly, on the credit of private entities of any one industry. However, we reserve the right to invest more than 25% of a Fund's assets in tax-exempt industrial development revenue bonds. The 25% industry limitation does not apply to U.S. government securities, general obligation bonds, or bonds that are escrowed.

     [ARROW] DO THE FUNDS PURCHASE BONDS GUARANTEED BY BOND INSURANCE?

     Yes. Some of the bonds we purchase for the Funds are secured by bond insurance that guarantees scheduled principal and interest payments. In addition, we may purchase bond insurance for individual uninsured securities when we believe it will provide an anticipated benefit to the Funds. However, this insurance may not completely eliminate the risk of investing in the issuer.

     [ARROW] WILL ANY PORTION OF THE DISTRIBUTIONS FROM THE FUNDS BE SUBJECT TO FEDERAL INCOME TAX?

     During normal market conditions, at least 80% of each Fund's annual interest income (and, therefore, its net investment income dividends) will be excluded from a shareholder's gross income for federal income tax purposes. This policy may be changed only by a shareholder vote. Furthermore, it is our practice to purchase only securities that pay interest exempt from federal income tax.

     However, gains and losses from trading securities that occur during the normal course of managing a Fund may result in net realized capital gain distributions. The Internal Revenue Code treats these distributions differently than tax-exempt interest income in the following ways:

     |x| Distributions of the excess of net short-term capital gain over net long-term capital loss are taxable as ordinary income.

     |x| Distributions of net realized capital gain (the excess of net long-term capital gain over net short-term capital loss) are taxable as long-term capital gains, regardless of the length of time you have held your Fund shares.

     |x| Both short-term and long-term realized capital gains are taxable whether received in cash or reinvested in additional shares.

     [ARROW] WILL DISTRIBUTIONS BY THE FUNDS BE A TAX PREFERENCE ITEM FOR PURPOSES OF THE FEDERAL ALTERNATIVE MINIMUM TAX (AMT)?

     During normal market conditions, at least 80% of each Fund's annual interest income (and, therefore, its net investment income dividends) will not be a tax preference item for purposes of the federal AMT. This policy may be changed only by a shareholder vote. However, since their inceptions, each Fund has not distributed any income that is a tax preference item for purposes of the federal AMT for individual taxpayers, and we do not intend to invest in any securities that earn any such income in the future. However, of course, changes in federal tax laws or other unforeseen circumstances could result in a Fund's earning interest income that is a tax preference item for purposes of the federal AMT.

     ADDITIONAL INFORMATION

     As a temporary defensive measure because of market, economic, political, or other conditions, up to 100% of each Fund's assets may be invested in short-term securities regardless of whether the interest is exempt from federal income tax. To the extent that these temporary investments produce taxable income, that income may result in that Fund not fully achieving its investment objective during the time it is in this temporary defensive posture.


                                                                 11 - Prospectus

USAA TAX EXEMPT FUNDS
--------------------------------------------------------------------------------

     This prospectus doesn't tell you about every policy or risk of investing in the Funds. For additional information about the Funds' investment policies and the types of securities in which the Funds' assets may be invested, you may want to request a copy of the statement of additional information (the back cover tells you how to do this).

TAX EXEMPT LONG-TERM, TAX EXEMPT INTERMEDIATE-TERM,
AND TAX EXEMPT SHORT-TERM FUNDS

     [ARROW] WHAT IS THE CREDIT QUALITY OF THE FUNDS' INVESTMENTS?

     Under normal market conditions, we will invest each Fund's assets so that at least 50% of the total market value of the tax-exempt securities are rated within the three highest long-term rating categories (A or higher) by Moody's Investors Service (Moody's), Standard & Poor's Ratings Group (S&P), Fitch Ratings (Fitch), Dominion Bond Rating Service Limited (Dominion), or A.M. Best Co., Inc. (A.M. Best); or in the highest short-term rating category by Moody's, S&P, Fitch, Dominion, or A.M. Best.

     Investment-grade securities include securities issued or guaranteed by the U.S. government, its agencies and instrumentalities, as well as securities rated or subject to a guarantee or an obligor that is rated within the categories listed by at least one of the following rating agencies:

                         LONG-TERM              SHORT-TERM
     RATING AGENCY       DEBT SECURITIES        DEBT SECURITIES
     ===============================================================
     Moody's            At least Baa 3          At least Prime-3
                                                or MIG 3
     S&P                At least BBB-           At least A-3 or
                                                SP-2
     Fitch              At least BBB-           At least F3
     Dominion           At least BBB low        At least R-2 low
     A.M. Best          At least bbb            At least AMB-3

     If the security is not rated, we may make a determination that the security is of equivalent investment quality to a comparable security.

     In addition, each Fund may invest up to 10% of its assets (Tax Exempt Short-Term Fund may invest up to 5% of its assets) in below-investment-grade securities. Below-investment-grade securities are considered speculative and are subject to significant credit risk since they are believed to represent a greater risk of default than more creditworthy investment-grade securities. These lower quality securities generally have less interest rate risk and higher credit risk than the higher quality securities. At the same time, the volatility of below investment-grade securities historically has been notably less than the equity market as a whole. The market on which below-investment-grade securities are traded may also be less liquid than the market for investment-grade securities.

     On occasion, we may pay a rating agency to rate a particular security when we believe it will provide an anticipated benefit to the Fund.

     You will find a complete description of the above tax-exempt ratings in the Funds' statement of additional information.

     [ARROW] HOW ARE THE DECISIONS TO BUY AND SELL SECURITIES MADE?

     We manage tax-exempt funds based on the common sense premise that our investors value tax-exempt income over taxable capital gain distributions. When weighing the decision to buy or sell a security, we strive to balance the value of the tax-exempt income, the credit risk of the issuer, and the price volatility of the bond.

     TAX EXEMPT MONEY MARKET FUND

     [ARROW] WHAT IS THE CREDIT QUALITY OF THE FUND'S INVESTMENTS AT THE TIME OF PURCHASE?

     The Fund's purchases consist of securities meeting the requirements to qualify as "eligible securities" under the SEC rules applicable to money market funds. In general, an eligible security is defined as a security that is:

     |X| Issued or guaranteed by the U.S. government or any agency or instrumentality thereof, including "prerefunded" and "escrowed to maturity" tax- exempt securities;

     |X| Rated or subject to a guarantee that is rated in one of the two highest categories for short-term securities by at least two Nationally Recognized Statistical Rating Organizations (NRSROs), or by one NRSRO if the security is rated by only one NRSRO;

     |X| Unrated but issued by an issuer or guaranteed by a guarantor that has other comparable short-term debt obligations so rated; or

     |X|  Unrated but determined by us to be of comparable quality.

     In addition, we must consider whether a particular investment presents minimal credit risk in accordance with SEC guidelines applicable to money market funds.

     [ARROW] WHO ARE THE NATIONALLY RECOGNIZED STATISTICAL RATING ORGANIZATIONS (NRSROS)?

     Current NRSROs include:

     |x| Moody's Investors Service

USAA Tax Exempt Funds - 12

-------------------------------------------------------------------------------

     |x| Standard & Poor's Ratings Group
     |x| Fitch Ratings
     |x| Dominion Bond Rating Service Limited
     |x| A.M. Best Co., Inc.

     [ARROW] WHAT HAPPENS IF THE RATING OF A SECURITY IS DOWNGRADED?

     If the rating of a security is downgraded after purchase, we, subject under certain circumstances to Board of Trustees' review, will determine whether it is in the best interest of the Fund's shareholders to continue to hold the security in the Fund's portfolio.

     [ARROW] WILL THE FUND ALWAYS MAINTAIN A NET ASSET VALUE OF $1 PER SHARE?

     While we will endeavor to maintain a constant Fund net asset value of $1 per share, there is no assurance that we will be able to do so. Remember, the shares are neither insured nor guaranteed by the U.S. government. As such, the Fund carries some risk.

     For example, there is always a risk that the issuer of a security held by the Fund will fail to pay interest or principal when due. We attempt to minimize this credit risk by investing only in securities rated in one of the two highest categories for short-term securities, or, if not rated, of comparable quality, at the time of purchase. Additionally, we will not purchase a security unless our analysts determine that the security presents minimal credit risk.

     There is also a risk that rising interest rates will cause the value of the Fund's securities to decline. We attempt to minimize this interest rate risk by limiting the remaining maturity of each security to 397 days or less and maintaining a DOLLAR-WEIGHTED AVERAGE PORTFOLIO MATURITY for the Fund of 90 days or less. The maturity of each security is calculated based upon SEC guidelines.

         =====================================================================
           [ARROW]  DOLLAR-WEIGHTED AVERAGE PORTFOLIO MATURITY IS OBTAINED
                    BY MULTIPLYING THE DOLLAR VALUE OF EACH INVESTMENT BY THE NUMBER OF DAYS LEFT TO ITS MATURITY, THEN ADDING THOSE FIGURES TOGETHER AND DIVIDING THEM BY THE DOLLAR VALUE OF THE FUND'S PORTFOLIO.
         =====================================================================

     Finally, there is the possibility that one or more investments in the Fund cease to be "eligible securities" resulting in the net asset value ceasing to be $1 per share. For example, a guarantor on a security failing to meet a contractual obligation could cause such a result.

     [ARROW] HOW ARE THE DECISIONS TO BUY AND SELL SECURITIES MADE?

     We balance factors such as credit quality and maturity to purchase the best relative value available in the market at any given time. A decision to sell is usually based on a change in our credit opinion or to take advantage of an opportunity to reinvest at a higher yield.

FUND MANAGEMENT

     USAA Investment Management Company serves as the manager of these Funds. We are a affiliate of United Services Automobile Association (USAA), a large, diversified financial services institution. Our mailing address is P.O. Box 659453, San Antonio, Texas 78265-9825.

              =================================================
                 TOTAL ASSETS UNDER MANAGEMENT BY
                 USAA INVESTMENT MANAGEMENT COMPANY
                 APPROXIMATELY $64 BILLION AS OF JUNE 30, 2007
              ==================================================

     We provide investment management services to the Funds pursuant to an Advisory Agreement. Under this agreement, we are responsible for managing each Fund's portfolio (including placement of brokerage orders), subject to the authority of and supervision by the Funds' Board of Trustees. A discussion regarding the basis of the Board of Trustees' approval of each Fund's Advisory Agreement will be available in each Fund's semiannual report to shareholders for the period ended September 30, 2007.

     Each Fund is authorized, although we have no present intention of utilizing such authority, to use a "manager-of-managers" structure. We could select (with approval of a Fund's Board of Trustees) one or more subadvisers to manage the actual day-to-day investment of the Fund's assets. We would monitor each subadviser's performance through quantitative and qualitative analysis, and periodically report to the Fund's Board of Trustees as to whether each subadviser's agreement should be renewed, terminated, or modified. We also would be responsible for allocating assets to the subadvisers. The allocation for each subadviser could range from 0% to 100% of the Fund's assets, and we could change the allocations without shareholder approval.

     For our services, the Funds pay us an annual base investment management fee, which is accrued daily and paid monthly, at an annualized rate of twenty-eight one-hundredths of one percent (0.28%) of each Fund's average net assets.

                                                                 13 - Prospectus

USAA TAX EXEMPT FUNDS
--------------------------------------------------------------------------------

     The investment management fee for each of the Tax Exempt Long-Term, Tax Exempt Intermediate-Term, and Tax Exempt Short-Term Funds is comprised of a base fee and a performance adjustment that will increase or decrease the base fee depending upon the performance of each Fund relative to the performance of the Lipper General Municipal Debt Funds Index, Lipper Intermediate Municipal Debt Funds Index, and Lipper Short Municipal Debt Funds Index, respectively.

     The performance adjustment is calculated monthly by comparing each Fund's performance to that of its respective Lipper Index over the performance period. The performance period for each Fund consists of the current month plus the previous 35 months.

     The annual performance adjustment rate is multiplied by the average net assets of the Fund over the entire performance period, which is then multiplied by a fraction, the numerator of which is the number of days in the month and the denominator of which is 365 (366 in leap years). The resulting amount is then added to (in the case of overperformance) or subtracted from (in the case of underperformance) the base fee as referenced in the following chart:


          OVER/UNDER PERFORMANCE         ANNUAL ADJUSTMENT RATE
            RELATIVE TO INDEX      (IN BASIS POINTS AS A PERCENTAGE
           (IN BASIS POINTS) (1)    OF THE FUND'S AVERAGE NET ASSETS)
       ------------------------------------------------------------------
               +/- 20 to 50                      +/- 4
               +/- 51 to 100                     +/- 5
            +/- 101 and greater                  +/- 6

[FOOTNOTE]
       1 Based on the difference between average annual performance of the Fund and its relevant index, rounded to the nearest basis point (.01%).

     Under the performance fee arrangement, each of the Tax Exempt Long-Term, Tax Exempt Intermediate-Term, and Tax Exempt Short-Term Funds will pay a positive performance fee adjustment for a performance period whenever a Fund outperforms its respective Lipper Index over that period, even if the Fund had an overall negative return during the performance period. For the most recent fiscal year, the performance adjustment increased the management fee for the Tax Exempt Long-Term Fund by 0.04%, the Tax Exempt Intermediate-Term Fund by 0.06%, and the Tax Exempt Short-Term Fund by 0.03%.

     In addition to providing investment management services, we also provide administration, shareholder servicing, and distribution services to the Funds. Our affiliate, USAA Shareholder Account Services, provides transfer agency services to the Funds.

     PORTFOLIO MANAGERS

     TAX EXEMPT LONG-TERM FUND

     ROBERT R. PARISEAU, CFA, vice president of Fixed Income Mutual Fund Portfolios, has managed the Fund since November 1999. He has 23 years of investment management experience working for us. Education: B.S., U.S. Naval Academy; M.B.A., Lindenwood College. Mr. Pariseau holds the Chartered Financial Analyst (CFA) designation and is a member of the CFA Institute, the CFA Society of San Antonio, and the National Federation of Municipal Analysts.

     JOHN C. BONNELL, CFA, assistant vice president of Fixed Income Mutual Fund Portfolios, has co-managed the Fund since August 2006. He has 18 years of investment management experience. Prior to joining IMCO, Mr. Bonnell worked for OppenheimerFunds as a vice president and portfolio manager (May 2004 - July 2006) and Strong Capital Management as a portfolio manager (May 1999 - May 2004). Education: B.B.A., University of Texas at San Antonio; M.B.A., St. Mary's University. He holds the Chartered Financial Analyst (CFA) designation and is a member of the CFA institute, the CFA Society of Denver, and the National Federation of Municipal Analysts.

     TAX EXEMPT INTERMEDIATE-TERM FUND AND
     TAX EXEMPT SHORT-TERM FUND

     CLIFFORD A. GLADSON, CFA, senior vice president of Fixed Income Investments, has managed the Funds since April 1993 and April 1994, respectively, and co-managed the Funds since June 2003. He has 20 years of investment management experience and has worked for us for 17 years.
     Education: B.S., Marquette University; M.S., University of Wisconsin-Milwaukee. Mr. Gladson holds Chartered Financial Analyst (CFA) designation and is a member of the CFA Institute, the CFA Society of San Antonio, and the National Federation of Municipal Analysts.

     REGINA G. SHAFER, CFA, assistant vice president of Fixed Income Mutual Fund Portfolios, has co-managed the Funds since June 2003. She has 12 years of investment management experience and has worked for us for 16 years.
     Education: B.B.A., Southwest Texas State University; M.B.A., University of Texas at San Antonio. Ms. Shafer is a Certified Public Accountant and holds the Chartered Financial Analyst (CFA) designation. She is a member of the CFA Institute, the CFA Society of San Antonio, and the National Federation of Municipal Analysts.

USAA Tax Exempt Funds - 14

--------------------------------------------------------------------------------

     TAX EXEMPT MONEY MARKET FUND

     JOHN C. BONNELL, CFA, assistant vice president of Fixed Income Mutual Fund Portfolios, has co-managed the Fund since August 2006. He has 18 years of investment management experience. Prior to joining IMCO, Mr. Bonnell worked for OppenheimerFunds as a vice president and portfolio manager (May 2004 - July 2006) and Strong Capital Management as a portfolio manager (May 1999 - May 2004). Education: B.B.A., University of Texas at San Antonio; M.B.A., St. Mary's University. He holds the Chartered Financial Analyst (CFA) designation and is a member of the CFA institute, the CFA Society of Denver, and the National Federation of Municipal Analysts.

     DALE R. HOFFMANN, executive director of Money Market Funds, has co-managed the Fund since November 2006. He has seven years of investment management experience and has worked for us for 15 years. Education: B.S.B.A., University of South Dakota; M.B.A., St. Mary's University. He is a member of the National Federation of Municipal Analysts and the Southern Municipal Finance Society.

     The statement of additional information provides additional information about the portfolio managers' compensation, other accounts managed, and ownership of Fund securities.

USING MUTUAL FUNDS IN AN
INVESTMENT PROGRAM

     THE IDEA BEHIND MUTUAL FUNDS

     Mutual funds provide advantages like professional management and diversification to all investors. Regardless of whether you are just starting out or have invested for years, your investment, large or small, buys you part of a diversified portfolio. That portfolio is managed by investment professionals, relieving you of the need to make individual stock or bond selections. You also enjoy conveniences, such as daily pricing, liquidity, and in the case of the USAA family of funds, no sales charge. The portfolio, because of its size, has lower transaction costs on its trades than most individuals would have. As a result, you own an investment that in earlier times would have been available only to the wealthiest people.

     USING FUNDS IN AN INVESTMENT PROGRAM

     In choosing a mutual fund as an investment vehicle, you are giving up some investment decisions, but must still make others. The decisions you don't have to make are those involved with choosing individual securities. We will perform that function. In addition, we will arrange for the safekeeping of securities, auditing the annual financial statements, and daily valuation of the Funds, as well as other functions.

     You, however, retain at least part of the responsibility for an equally important decision. This decision involves determining a portfolio of mutual funds that balances your investment goals with your tolerance for risk. It is likely that this decision may include the use of more than one fund of the USAA family of funds.

HOW TO INVEST

     OPENING AN ACCOUNT

     You may open an account and make purchases on the Internet, by telephone, or by mail, as described below. If opening by mail, you should return a complete, signed application to open your initial account. However, after you open your initial account with us, you will not need to fill out another application to invest in another fund of the USAA family of funds unless the registration is different or we need further information to verify your identity.

     As required by federal law, we must obtain certain information from you prior to opening an account. If we are unable to verify your identity, we may refuse to open your account or we may open your account and take certain actions without prior notice to you including restricting account transactions pending verification of your identity. If we subsequently are unable to verify your identity, we may close your account and return to you the value of your shares at the next calculated NAV.

     TO PURCHASE SHARES THROUGH YOUR USAA BROKERAGE ACCOUNT, PLEASE CONTACT USAA BROKERAGE SERVICES DIRECTLY. THESE SHARES WILL BECOME PART OF YOUR USAA BROKERAGE ACCOUNT AND WILL BE SUBJECT TO THE POLICIES AND PROCEDURES THAT APPLY TO YOUR USAA BROKERAGE ACCOUNT. ADDITIONAL FEES MAY ALSO APPLY.

     If your Fund shares are purchased, exchanged, or redeemed through a retirement account or an investment professional, the policies and procedures on these purchases, exchanges, or redemptions may vary. Additional fees may also apply to your investment in the Funds, including a transaction fee, if you buy or sell shares of the Funds through a broker or other investment professional. For more information on these fees, check with your investment professional.

     TAX ID NUMBER

     Each shareholder named on the account must provide a Social Security number or other taxpayer identification number to avoid possible tax withholding required by the Internal Revenue Code. See TAXES on page 21 for additional tax information.

                                                                 15 - Prospectus

USAA TAX EXEMPT FUNDS
--------------------------------------------------------------------------------

     EFFECTIVE DATE

     When you make a purchase, your purchase price will be the NAV per share next determined after we receive your request in proper form (E.G., complete, signed application and payment). Each Fund's NAV is determined as of the close of the regular trading session (generally 4 p.m. Eastern Time) of the New York Stock Exchange (NYSE) each day it is open. If we receive your request and payment prior to that time, your purchase price will be the NAV per share determined for that day. If we receive your request or payment after that time, the purchase will be effective on the next business day.

     The Funds or the Funds' transfer agent may enter into agreements with third parties (Servicing Agents), which hold Fund shares in omnibus accounts for their customers, under which the Servicing Agents are authorized to receive orders for Fund shares on the Fund's behalf. Under these arrangements, the Fund will be deemed to have received an order when an authorized Servicing Agent receives the order. Accordingly, customer orders will be priced at the Fund's NAV next computed after they are received by an authorized Servicing Agent even though the orders may be transmitted to the Fund by the Servicing Agent after the time as of which the Fund calculates its NAV.

     If you plan to purchase Fund shares with a check, money order, traveler's check, or other similar instrument, the instrument must be written in U.S. dollars and drawn on a U.S. bank. We do not accept the following foreign instruments: checks, money orders, traveler's checks, or other similar instruments. In addition, we do not accept cash or coins.

     MINIMUM INVESTMENTS

     INITIAL PURCHASE

     |X|  $3,000

     ADDITIONAL PURCHASES

     |X| $50 minimum per transaction, per account (except on transfers from brokerage accounts into the Tax Exempt Money Market Fund, which are exempt from the minimum). Employees of USAA and its affiliated companies may add to an account through payroll deduction for as little as $25 per pay period with a $3,000 initial investment.

          There are no minimum initial or subsequent purchase payment amounts for investments in the Funds through USAA Strategic Fund Adviser(R), USAA Private Investment Management, USAA College Savings Plan(R), or USAA Federal Savings Bank Trust Department. In addition the Fund may waive or lower purchase minimums in other circumstances.

     HOW  TO PURCHASE BY . . .

     INTERNET ACCESS - USAA.COM

     |X| You can use your personal computer to perform certain mutual fund transactions by accessing our Web site. To establish access to your account, log on to USAA.COM and click on "register now" or call 800-759-8722. Once you have established Internet access, you will be able to open and fund a new mutual fund account, exchange to another fund in the USAA family of funds, make redemptions, review account activity, check balances, and more.

     TELEPHONE 800-531-8448

     |X| Call toll free to speak with a member service representative. Our hours of operation are Monday - Friday, 7 a.m. to 10 p.m. CT and Saturday, 8 a.m. to 5 p.m. CT.

     USAA SELF-SERVICE TELEPHONE SYSTEM 800-531-8777

     |x| In addition to obtaining account balance information, last transactions, current fund prices, and return information for your Fund, you can use our USAA self-service telephone system to access your Fund account to make selected purchases, exchange to another fund in the USAA family of funds, or make redemptions. This service is available with an Electronic Services Agreement (ESA) and EFT Buy/Sell authorization on file.

MAIL

     |x|  To open an account, send your application and check to:

              REGULAR MAIL:
              USAA Investment Management Company
              P.O. Box 659453
              San Antonio, TX 78265-9825

              REGISTERED OR EXPRESS MAIL:
              USAA Investment Management Company
              9800 Fredericksburg Road
              San Antonio, TX 78240

     |x| To add to your account, send your check and the appropriate deposit stub in the business reply envelope that accompanies your Fund's transaction confirmation.

     BANK WIRE

     |x|  To add to your  account,  visit  our  Web  site  at  USAA.COM  or call
          800-531-8448 for instructions before wiring funds. This helps to ensure that your account will be credited promptly and correctly.

USAA Tax Exempt Funds - 16

--------------------------------------------------------------------------------

     ELECTRONIC FUNDS TRANSFER (EFT)

     |x| Additional purchases on a regular basis can be deducted from a bank account, paycheck, income-producing investment, or USAA money market fund account. Sign up for these services when opening an account. Log on to USAA.COM to establish or call 800-531-8448 to add these services.

     USAA BROKERAGE SERVICES 800-531-8343

     |x| To purchase new and additional shares in your USAA brokerage account, call USAA Brokerage Services for instructions. Any purchase request received in good order prior to the close of the NYSE (generally 4 p.m. Eastern Time) will receive the NAV per share determined for that day, subject to the policies and procedures of your USAA brokerage account.

HOW TO REDEEM

     You may redeem Fund shares by any of the methods described below on any day the NAV per share is calculated. Redemptions are effective on the day instructions are received in a manner as described below. However, if instructions are received after the close of the NYSE (generally 4 p.m. Eastern Time), your redemption will be effective on the next business day.

     We will send you your money within seven days after the effective date of redemption. With respect to the Tax Exempt Money Market Fund, if you call us before 10:30 a.m. Eastern Time with a same-day wire request, we will wire your redemption proceeds to you by the end of the business day. For all of the Funds, payment for redemption of shares purchased by EFT or check is sent after the EFT or check has cleared, which could take up to seven days from the purchase date. For federal income tax purposes, a redemption is a taxable event; as such, you may realize a capital gain or loss. Such capital gains or losses are based on the difference between your cost basis in the shares originally purchased and the price of the shares received upon redemption.

     If your shares are held in your USAA brokerage account with USAA Brokerage Services, please contact USAA Brokerage Services for redemption instructions. These shares are part of your USAA brokerage account, and any redemption request received in good order prior to the close of the NYSE (generally 4 p.m. Eastern Time) will receive the NAV per share determined for that day, subject to the policies and procedures that apply to your USAA brokerage account.

     In addition, the Funds may elect to suspend the redemption of shares or postpone the date of payment in limited circumstances (E.G., if the NYSE is closed or when permitted by order of the SEC).

     HOW TO REDEEM BY . . .

     INTERNET

     |x|  Access USAA.COM.

     TELEPHONE

     |x| Call toll free 800-531-8777 to access our 24-hour USAA self-service telephone service.

     |x|  Call  toll  free   800-531-8448   to  speak  with  a  member   service
          representative. Our hours of operation are Monday - Friday, 7 a.m. to 10 p.m. CT and Saturday, 8 a.m. to 5 p.m. CT.

     Telephone redemption privileges are automatically established when you complete your application. Each Fund will employ reasonable procedures to confirm that instructions communicated by telephone are genuine; if it does not, it may be liable for any losses due to unauthorized or fraudulent instructions. Before any discussion regarding your account, we will obtain certain information from you to verify your identity. Additionally, your telephone calls may be recorded or monitored, and confirmations of account transactions are sent to the address of record.

     MAIL

     |x|  Send your written instructions to:

              REGULAR MAIL:
              USAA Investment Management Company
              P.O. Box 659453
              San Antonio, TX 78265-9825

              REGISTERED OR EXPRESS MAIL:
              USAA Investment Management Company
              9800 Fredericksburg Road
              San Antonio, TX 78240

     FAX

     |x|  Send a signed fax to 800-292-8177.

     CHECKWRITING

     |x| Checks can be issued for the Tax Exempt Short-Term Fund and Tax Exempt Money Market Fund accounts. Return a signed signature card, which accompanies your application, or request a signature card separately and return it to:

              USAA Shareholder Account Services
              P.O. Box 659453
              San Antonio, TX 78265-9825

          You will not be charged for the use of checks or any subsequent reorders. You may write checks in the amount of $250 or more. CHECKS WRITTEN FOR LESS THAN $250 MAY BE RETURNED UNPAID. Because the value of your account

                                                                 17 - Prospectus

USAA TAX EXEMPT FUNDS
--------------------------------------------------------------------------------

          changes daily as dividends accrue, you may not write a check to close your account.

     USAA BROKERAGE SERVICES

     |x|  Call  toll  free   800-531-8343   to  speak  with  a  member   service
          representative.

HOW TO EXCHANGE

     EXCHANGE PRIVILEGE

     The exchange privilege is automatic when you complete your application. You may exchange shares among funds in the USAA family of funds, provided the shares to be acquired are offered in your state of residence.

     Exchanges made through the USAA self-service telephone system and the Internet require an Electronic Services Agreement (ESA) on file. After we receive the exchange orders, the Funds' transfer agent will simultaneously process exchange redemptions and purchases at the share prices next determined. The investment minimums applicable to share purchases also apply to exchanges. For federal income tax purposes, an exchange between funds is a taxable event; as such, you may realize a capital gain or loss. Such capital gains or losses are based on the difference between your cost basis in the shares originally purchased and the price of the shares received upon exchange.

     If your shares are held in your USAA brokerage account with USAA Brokerage Services, please contact USAA Brokerage Services regarding exchange policies. These shares will become part of your USAA brokerage account, and any exchange request received in good order prior to the close of the NYSE (generally 4 p.m. Eastern Time) will receive the NAV per share determined for that day, subject to the policies and procedures that apply to your USAA brokerage account.

     The Funds have undertaken certain authentication procedures regarding telephone transactions as previously described. In addition, each fund reserves the right to terminate or change the terms of an exchange offer.

OTHER IMPORTANT INFORMATION
ABOUT PURCHASES, REDEMPTIONS,
AND EXCHANGES

     ACCOUNT BALANCE

     USAA Shareholder  Account  Services,  the Funds' transfer agent, may assess annually a small balance account fee of $12 to each shareholder account with a balance of less than $2,000 at the time of assessment. Accounts exempt from the fee include: (1) any account regularly purchasing additional shares each month through an automatic investment plan; (2) any account registered under the Uniform Gifts/Transfers to Minors Act (UGMA/
     UTMA); (3) all (non-IRA) money market fund accounts; and (4) any account whose registered owner has an aggregate balance of $50,000 or more invested in USAA mutual funds.

     EXCESSIVE SHORT-TERM TRADING

     The USAA funds generally are not intended as short-term investment vehicles (except for the money market funds, the USAA Short-Term Bond Fund, and the USAA Tax Exempt Short-Term Fund). Some investors try to profit by using excessive short-term trading practices involving mutual fund shares, frequently referred to as "market timing."

     Excessive short-term trading activity can disrupt the efficient management of a fund and raise its transaction costs by forcing portfolio managers to first buy and then sell portfolio securities in response to a large investment by short-term traders. While there is no assurance that the USAA family of funds can deter all excessive and short-term trading, the Board of Trustees of the USAA family of funds has adopted the following policies (except for the money market funds, the USAA Short-Term Bond Fund, and the USAA Tax Exempt Short-Term Fund). These policies are designed to deter excessive short-term trading without needlessly penalizing BONA FIDE investors.

     To deter such trading activities, the USAA family of funds' policies and procedures include that each fund reserves the right to reject any purchase order, including an exchange, that it regards as disruptive to the efficient management of the particular fund.

     THE FUNDS' RIGHT TO REJECT  PURCHASE AND EXCHANGE
     ORDERS AND LIMIT TRADING IN ACCOUNTS

     The USAA family of funds' main safeguard against excessive short-term trading is its right to reject purchase or exchange orders if in the best interest of the affected fund. In exercising this discretion to reject purchase and exchange orders, the Tax Exempt Long-Term and Tax Exempt Intermediate-Term Funds deem that certain excessive short-term trading activities are not in the best interest of the Funds because such activities can hamper the efficient management of a fund. Generally, persons who engage in an "in and out" (or "out and in") transaction within a 30-day period will violate the USAA Funds' policy if they engage in another "in and out" (or "out and in") transaction in the same fund within 90 days. The Funds also reserve the right to restrict future purchases if an investor is classified as engaged in other patterns of excessive short-term trading, including after one large disruptive purchase and redemption. Finally, the Tax Exempt Long-Term and Tax Exempt Intermediate-Term Funds reserve the right to reject any other purchase or exchange order in other situations

USAA Tax Exempt Funds - 18
     that do not involve excessive short-term trading activities if in the best interest of the Funds.

     The following transactions are exempt from the excessive short-term trading activity policies described above:

     |x| Transactions in the money market funds, USAA Short-Term Bond Fund, and USAA Tax Exempt Short-Term Fund;

     |x| Purchases and sales pursuant to automatic investment or withdrawal plans;

     |x| Purchases and sales made through USAA Strategic Fund Adviser(R), USAA Private Investment Management, USAA College Savings Plan(R), or USAA Federal Savings Bank Trust Department; and

     |x| Other transactions that are not motivated by short-term trading considerations if they are approved by transfer agent management personnel and are not disruptive to a fund.

     If a person is classified as engaged in excessive short-term trading, the remedy will depend upon the trading activities of the investor in the account and related accounts and its disruptive effect, and can include warnings to cease such activity and/or restrictions or termination of trading privileges in a particular fund or all funds in the USAA family of funds.

     The USAA family of funds relies on its transfer agent to review trading activity for excessive short-term trading. There can be no assurance, however, that our monitoring activities will successfully detect or prevent all excessive short-term trading.

     Some investors purchase USAA fund shares through financial intermediaries that establish omnibus accounts to invest in the USAA family of funds for their clients and submit net orders to purchase or redeem shares after combining their client orders. The USAA family of funds subject to the short-term trading policies generally treat each omnibus account as an individual investor and will apply the short-term trading policies to the net purchases and sales submitted by the omnibus account unless the funds or their transfer agent have entered into an agreement requiring the omnibus account to submit the underlying trading information for their clients upon our request. For those omnibus accounts for which we have entered into agreements to provide underlying trade information, the USAA family of funds reviews net activity in these omnibus accounts for activity that indicates potential, excessive short-term trading activity. If we detect suspicious trading activity at the omnibus account level, we will request underlying trading information and review the underlying trading activity for individual accounts to identify individual accounts engaged in excessive short-term trading activity. We will instruct the omnibus account to restrict, limit, or terminate trading privileges in a particular fund for individual accounts identified as engaging in excessive short-term trading through these omnibus accounts.

     Because of the increased costs to review underlying trading information, the USAA family of funds will not enter into agreements with every financial intermediary who operates an omnibus account. The USAA family of funds or their transfer agent could decide to enter into such contracts with financial intermediaries for all funds or particular funds, and can terminate such agreements at any time.

     OTHER FUND RIGHTS

     Each Fund reserves the right to:

     |x| Reject or restrict purchase or exchange orders when in the best interest of the Fund;

     |x| Limit or discontinue the offering of shares of the Fund without notice to the shareholders;

     |x|  Calculate the NAV per share on a business day that the NYSE is closed;

     |x| Require a signature guarantee for transactions or changes in account information in those instances where the appropriateness of a signature authorization is in question (the statement of additional information contains information on acceptable guarantors);

     |x|  Redeem an account with less than $250, with certain limitations; and

     |x| Restrict or liquidate an account when necessary or appropriate to comply with federal law.

SHAREHOLDER INFORMATION

     CURRENT PRICE, YIELD, AND TOTAL RETURN INFORMATION

     For the most current price, yield, and total return information for these Funds, you may call the USAA self-service telephone system at 800-531-8777. Say mutual fund quotes then say the fund name or FUND NUMBER of the fund on which you would like to receive information.

                  ======================================================
                   [ARROW]   FUND NUMBER
                             Tax Exempt Long-Term Fund              43
                             Tax Exempt Intermediate-Term Fund      44
                             Tax Exempt Short-Term Fund             45
                             Tax Exempt Money Market Fund           46
                  =======================================================

                                                                 19 - Prospectus

USAA TAX EXEMPT FUNDS
--------------------------------------------------------------------------------

     Additionally, you may find the most current price of your Fund's shares in the business section of your newspaper in the mutual fund section under the heading "USAA Group" and the appropriate NEWSPAPER SYMBOL. If you prefer to obtain this information from an online computer service, you can do so by using its TICKER SYMBOL.

                  =======================================================
                   [ARROW]   NEWSPAPER SYMBOL
                             Tax Exempt Long-Term Fund            TxELT
                             Tax Exempt Intermediate-Term Fund    TxEIt
                             Tax Exempt Short-Term Fund           TxESh

                   [ARROW]   TICKER SYMBOL
                             Tax Exempt Long-Term Fund            USTEX
                             Tax Exempt Intermediate-Term Fund    USATX
                             Tax Exempt Short-Term Fund           USSTX
                             Tax Exempt Money Market Fund         USEXX
                  ==========================================================

     You may also access this information through our USAA.COM Web site once you have established Internet access. In addition, you may see a Fund's total return quoted in advertisements and reports. You may also see a comparison of a Fund's performance to that of other mutual funds with similar investment objectives and to stock or relevant indices. You must remember that historical performance does not necessarily indicate what will happen in the future.

     SHARE PRICE CALCULATION

     The price at which you purchase and redeem Fund shares is equal to the NET ASSET VALUE (NAV) PER SHARE determined on the effective date of the purchase or redemption. You may buy and sell Fund shares at the NAV per share without a sales charge. Each Fund's NAV per share is calculated as of the close of the NYSE (generally 4 p.m. Eastern Time) each day that the NYSE is open for regular trading. The NYSE is closed on most national holidays and Good Friday.

    ======================================================================
                                         TOTAL ASSETS - TOTAL LIABILITIES
                                         ---------------------------------
     [ARROW]   NAV PER SHARE      =             NUMBER OF SHARES
                                                   OUTSTANDING
     ======================================================================

     VALUATION OF SECURITIES

     Securities of the Tax Exempt Long-Term, Tax Exempt Intermediate-Term, and Tax Exempt Short-Term Funds are generally traded in the over-the-counter market and are valued each business day by a pricing service (the Service) approved by the Funds' Board of Trustees. The Service uses the mean between quoted bid and asked prices or the last sales price to price securities when, in the Service's judgment, these prices are readily available and are representative of the securities' market values. For many securities, such prices are not readily available. The Service generally prices those securities based on methods that include consideration of yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers in securities; and general market conditions. In addition, securities with original or remaining maturities of 60 days or less and all securities of the Tax Exempt Money Market Fund are valued at amortized cost, which approximates market value. Repurchase agreements are valued at cost.

     Investments in open-end investment companies are valued at their net asset value at the end of each business day. Futures contracts are valued at the last quoted sales price.

     Securities for which market quotations are not readily available or are considered unreliable, or whose values have been materially affected by events occurring after the close of their primary markets but before the pricing of the Fund, are valued in good faith by us at fair value using valuation procedures approved by the Funds' Board of Trustees. The effect of fair value pricing is that securities may not be priced on the basis of quotations from the primary market in which they are traded, and the actual price realized from the sale of a security may differ materially from the fair value price. Valuing these securities at fair value is intended to cause a Fund's NAV to be more reliable than it otherwise would be.

     Fair value methods used by the Tax Exempt Long-Term, Tax Exempt Intermediate-Term, and Tax Exempt Short-Term Funds include, but are not limited to, obtaining market quotations from secondary pricing services, broker-dealers, or widely used quotations systems. General factors considered in determining the fair value of securities include fundamental analytical data, the nature and duration of any restrictions on disposition of the securities, and an evaluation of the forces that influences the market in which the securities are purchased and sold.

     For additional information on how securities are valued, see VALUATION OF SECURITIES in the Funds' statement of additional information.

     DIVIDENDS AND OTHER DISTRIBUTIONS

     Distributions from each Fund's net investment income are declared daily and paid on the last business day of the month. Dividends begin accruing on shares the day following their purchase date. When buying shares of the Tax Exempt Money Market Fund through a federal funds wire, however, you can begin earning dividends immediately on the day your instructions to purchase are received if you pay for your purchase by bank

USAA Tax Exempt Funds - 20

-------------------------------------------------------------------------------

     wire transfer prior to 10:30 a.m. Eastern Time on the same day. For all of the Funds, dividends continue to accrue to the effective date of redemption. If you redeem shares of the Tax Exempt Money Market Fund with a same-day wire request before 10:30 a.m. Eastern Time, however, the shares will not earn dividends that same day.

     Ordinarily, any realized capital gain distributions will be paid in December of each year. The Funds may make additional distributions to shareholders when considered appropriate or necessary. For example, a Fund could make an additional distribution to avoid the imposition of any federal income or excise tax.

     We will automatically reinvest all NET INVESTMENT INCOME DIVIDENDS and REALIZED CAPITAL GAIN DISTRIBUTIONS in additional shares of the distributing Fund unless you request to receive these distributions by way of electronic funds transfer. The share price will be the NAV of the Fund shares computed on the ex-distribution date. Any realized capital gain distributions made by the Tax Exempt Funds (except the Tax Exempt Money
     Market Fund) will reduce the NAV per share by the amount of the distribution on the ex-distribution date. You should consider carefully the effects of purchasing shares of a Fund shortly before any realized capital gain distribution. Some or all of these distributions are subject to taxes. We will invest in your account any dividend or other distribution returned to us by your financial institution at the current NAV per share.

          ======================================================================
            [ARROW] NET INVESTMENT INCOME DIVIDENDS PAYMENTS TO SHAREHOLDERS OF INCOME FROM DIVIDEND AND INTEREST GENERATED BY A FUND'S INVESTMENTS.

            [ARROW] REALIZED CAPITAL GAIN DISTRIBUTIONS PAYMENTS TO SHARE-HOLDERS OF GAINS REALIZED ON SECURITIES THAT A FUND HAS SOLD AT A PROFIT, MINUS ANY REALIZED LOSSES.
          ======================================================================

     TAXES

     The following tax information is quite general and refers to the federal income tax law in effect as of the date of this prospectus. While we manage the Funds so that at least 80% of each Fund's annual interest income will be exempt from federal and state income taxes, we may invest up to 20% of each Fund's assets in securities that generate income not exempt from those taxes. The interest income exemption for federal income tax purposes does not necessarily mean that income is exempt under the income or other tax laws of any state or local taxing authority. A Fund's interest income also may be a tax preference item for purposes of the AMT. As discussed earlier on page 11, net capital gain distributed by or reinvested in a Fund will be taxable. In addition, gains, if any, on the redemption of a Fund's shares are taxable. A 15% maximum federal income tax rate will apply to individual shareholders (1) through December 31, 2010 for gains on redemptions of Fund shares held for more than one year and (2) to the Fund's net capital gain distributions from realized gains through March 31, 2011 on the sale or exchange of the Fund's capital assets held for more than one year. Although that rate also applies to certain taxable dividends, it is not expected that any Fund's income dividends will qualify for that rate. Because each investor's tax circumstances are unique and because the tax laws are subject to change, we recommend that you consult your tax adviser about your investment.

     WITHHOLDING

     Federal law requires each Fund to withhold (referred to as "backup withholding") and remit to the U.S. Treasury 28% of (1) taxable net investment income dividends, realized capital gain distributions, and proceeds of redemptions (other than redemptions of Tax Exempt Money Market Fund shares) otherwise payable to any non-corporate shareholder who fails to furnish the Fund with a correct taxpayer identification number and (2) those dividends and distributions otherwise payable to any such shareholder who:

     |x|  Underreports dividend or interest income or

     |x|  Fails to certify that he or she is not subject to backup withholding.

     To avoid this withholding requirement, you must certify, on your application or on a separate IRS Form W-9 supplied by the Fund's transfer agent, that your taxpayer identification number is correct and you are not currently subject to backup withholding.

     REPORTING

     Each Fund will report information to you annually concerning the tax status of dividends and other distributions for federal income tax purposes, including the portion of the dividends constituting a tax preference item for purposes of the federal AMT and the percentage and source (by state) of interest income earned on tax-exempt securities held by that Fund during the preceding year.

     SHAREHOLDER MAILINGS

     HOUSEHOLDING

     Through our ongoing efforts to help reduce Fund expenses, each household will receive a single copy of the Funds' most recent financial reports and prospectus even if you or a family member own more than one account in the Funds. For many of you, this eliminates duplicate copies and saves paper and postage costs to the Funds. However, if you would like to receive individual copies, please contact us and we will begin your individual delivery within 30 days of your request.

                                                                 21 - Prospectus

USAA TAX EXEMPT FUNDS
--------------------------------------------------------------------------------

     ELECTRONIC DELIVERY

     Log on to USAA.COM and sign up to receive your statements, confirmations, financial reports, and prospectuses via the Internet instead of through the mail.

FINANCIAL HIGHLIGHTS

     The following financial highlights tables are intended to help you understand each Fund's financial performance for the past five years. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all net investment income and realized capital gain distributions).

     The information has been audited by Ernst & Young LLP, an independent registered public accounting firm, whose report, along with the Funds' financial statements, are included in the annual report, which is available upon request.

TAX EXEMPT LONG-TERM FUND

                                                                               YEAR ENDED MARCH 31,
                                               =============================================================================
                                                   2007              2006            2005             2004           2003
                                               =============================================================================

Net asset value at beginning of period         $    13.94       $    14.01      $    14.13      $    13.83      $    13.11
                                               -----------------------------------------------------------------------------
Income (loss) from investment operations:
     Net investment income                            .62              .62             .63             .65             .66
     Net realized and unrealized gain (loss)          .11             (.04)           (.12)            .30             .72
                                               ----------------------------------------------------------------------------
Total from investment operations                      .73              .58             .51             .95            1.38
                                               ----------------------------------------------------------------------------
Less distributions:
     From net investment income                      (.62)            (.62)           (.63)           (.65)           (.66)
     From realized capital gains                     (.14)            (.03)            -                -              -
                                               ----------------------------------------------------------------------------
Total distributions                                  (.76)            (.65)           (.63)           (.65)           (.66)
                                               ----------------------------------------------------------------------------
Net asset value at end of period               $    13.91       $    13.94      $    14.01      $    14.13      $    13.83
                                               ============================================================================
Total return (%)*                                    5.33             4.18            3.70            7.01           10.76

Net assets at end of period (000)              $2,446,313       $2,382,893      $2,300,246      $2,273,109      $2,246,088

Ratio of expenses to average net
  assets (%)**(a)                                     .55              .55             .56            .56              .54

Ratio of net investment income
  to average net assets (%)**                        4.45             4.38            4.50            4.63            4.90

Portfolio turnover (%)                              35.89            25.98           17.02           22.81           29.11


 * Assumes reinvestment of all net investment income and realized capital gain distributions during the period.

 **  For the year ended March 31, 2007, average net assets were $2,391,211,000.

(a) Reflects total operating expenses of the Fund before reductions of any expenses paid indirectly. The Fund's expenses paid indirectly decreased the expense ratios by less than 0.01% of average net assets.

USAA Tax Exempt Funds - 22

--------------------------------------------------------------------------------

TAX EXEMPT INTERMEDIATE-TERM FUND

                                                                               YEAR ENDED MARCH 31,
                                               =============================================================================
                                                   2007              2006            2005             2004           2003
                                               =============================================================================

Net asset value at beginning of period         $     13.07      $     13.16     $      13.42      $    13.34      $     12.93
                                               ------------------------------------------------------------------------------
Income (loss) from investment operations:
   Net investment income                               .55              .55              .57             .61              .64
   Net realized and unrealized gain (loss)             .10             (.07)            (.24)            .08              .41
                                               ------------------------------------------------------------------------------
Total from investment operations                       .65              .48              .33             .69             1.05
                                               ------------------------------------------------------------------------------
Less distributions:
   From net investment income                         (.55)            (.55)            (.57)           (.61)            (.64)
   From realized capital gains                        (.00)(b)         (.02)            (.02)            -                -
                                               -------------------------------------------------------------------------------
Total distributions                                   (.55)            (.57)            (.59)           (.61)            (.64)
                                               -------------------------------------------------------------------------------
Net asset value at end of period               $     13.17      $     13.07      $     13.16      $    13.42      $     13.34
                                               ===============================================================================
Total return (%)*                                     5.10(c)          3.69             2.51            5.32             8.29

Net assets at end of period (000)              $ 2,830,190      $ 2,782,611      $ 2,696,781      $2,642,692      $ 2,627,291

Ratio of expenses to average
   net assets (%)**(a)                                 .56(c)           .55              .55             .51              .49

Ratio of net investment income
   to average net assets (%)**                        4.19             4.15             4.28            4.58             4.86

Portfolio turnover (%)                               22.78            21.99            20.83           23.27            14.91


  * Assumes reinvestment of all net investment income and realized capital gain distributions during the period.

  ** For the year ended March 31, 2007, average net assets were $2,775,726,000.

 (a) Reflects total operating expenses of the Fund before reductions of any expenses paid indirectly. The Fund's expenses paid indirectly decreased the expense ratios by less than 0.01% of average net assets.

 (b)  Represents less than $0.01 per share.

 (c) For the year ended March 31, 2007, SAS voluntarily reimbursed the Fund for a portion of the transfer agency fees incurred. The reimbursement had no effect on the Fund's total return or ratio of expenses to average net assets.

                                                                 23 - Prospectus

USAA TAX EXEMPT FUNDS
--------------------------------------------------------------------------------

TAX EXEMPT SHORT-TERM FUND

                                                                               YEAR ENDED MARCH 31,
                                               =============================================================================
                                                   2007              2006            2005             2004           2003
                                               =============================================================================

Net asset value at beginning of period         $     10.59      $     10.68     $     10.88      $    10.87      $     10.65
                                               -----------------------------------------------------------------------------
Income (loss) from investment operations:
   Net investment income                               .39              .34             .28             .28              .35
   Net realized and unrealized gain (loss)             .01             (.09)           (.20)            .01              .22
                                               -----------------------------------------------------------------------------
Total from investment operations                       .40              .25             .08             .29              .57
                                               -----------------------------------------------------------------------------
Less distributions:
   From net investment income                         (.39)            (.34)           (.28)           (.28)            (.35)
                                               -----------------------------------------------------------------------------
Net asset value at end of period               $     10.60      $     10.59     $     10.68      $    10.88      $     10.87
                                               =============================================================================
Total return (%)*                                     3.79             2.40             .75            2.73             5.44

Net assets at end of period (000)              $ 1,066,679      $ 1,160,117     $ 1,282,834      $1,358,560      $ 1,254,255

Ratio of expenses to average
  net assets (%)**(a)                                  .55             .56              .55            .56               .54

Ratio of net investment income to
   average net assets (%)**                           3.64             3.22            2.60            2.60             3.25

Portfolio turnover (%)                               35.24            24.37            7.75           22.13            14.14


  * Assumes reinvestment of all net investment income distributions during the period.

 ** For the year ended March 31, 2007, average net assets were $1,107,575,000.

(a) Reflects total operating expenses of the Fund before reductions of any expenses paid indirectly. The Fund's expenses paid indirectly decreased the expense ratios as follows:
                                                     (.00%)(+)       (.01%)         (.00%)(+)       (.00%)(+)         (.01%)

     (+)Represents less than 0.01% of average net assets.

USAA Tax Exempt Funds - 24

--------------------------------------------------------------------------------

TAX EXEMPT MONEY MARKET FUND

                                                                               YEAR ENDED MARCH 31,
                                               =============================================================================
                                                   2007              2006            2005             2004           2003
                                               =============================================================================

Net asset value at beginning of period         $      1.00      $      1.00     $      1.00      $     1.00      $      1.00
                                               -----------------------------------------------------------------------------
Income from investment operations:
   Net investment income                               .03              .02             .01             .01              .01
   Net realized gain                                   .00(b)            -               -              .00(b)            -
                                               -----------------------------------------------------------------------------
Total from investment operations                       .03              .02             .01             .01              .01
                                               -----------------------------------------------------------------------------
Less distributions:
   From net investment income                         (.03)            (.02)           (.01)           (.01)            (.01)
                                               -----------------------------------------------------------------------------
Net asset value at end of period               $      1.00      $      1.00     $      1.00      $     1.00      $      1.00
                                               =============================================================================
Total return (%)*                                     3.19(c)          2.36            1.07             .71             1.14
Net assets at end of period (000)              $ 2,419,287      $ 2,393,135     $ 1,886,910      $1,858,366      $ 1,989,187
Ratio of expenses to average net
   assets (%)**(a)                                     .49(c)           .47             .47             .47              .47
Ratio of net investment income to
   average net assets (%)**                           3.14             2.36            1.07             .71             1.13


  * Assumes reinvestment of all net investment income distributions during the period.

  ** For the year ended March 31, 2007, average net assets were $2,377,798,000.

  (a) Reflects total operating expenses of the Fund before reductions of any expenses paid indirectly. The Fund's expenses paid indirectly decreased the expense ratios by less than 0.01%.

  (b) Represents less than $0.01 per share.

  (c) For the year ended March 31, 2007, the Manager voluntarily reimbursed the Fund for excise tax expense incurred. The reimbursement had no affect on the Fund's total return or ratio of expenses to average net assets.

                                                                 25 - Prospectus

                                   APPENDIX A
================================================================================

TAXABLE-EQUIVALENT YIELD TABLE FOR 2007

Assuming a Federal Marginal Tax Rate of:

                            25.0%        28.0%        33.0%         35.0%

To Match a Tax-Free Yield of:

               A Fully Taxable Investment Would Have to Pay You:
============================================================================
        1.00%               1.33%        1.39%        1.49%         1.54%
----------------------------------------------------------------------------
        1.50%               2.00%        2.08%        2.24%         2.31%
----------------------------------------------------------------------------
        2.00%               2.67%        2.78%        2.99%         3.08%
----------------------------------------------------------------------------
        2.50%               3.33%        3.47%        3.73%         3.85%
----------------------------------------------------------------------------
        3.00%               4.00%        4.17%        4.48%         4.62%
----------------------------------------------------------------------------
        3.50%               4.67%        4.86%        5.22%         5.38%
----------------------------------------------------------------------------
        4.00%               5.33%        5.56%        5.97%         6.15%
----------------------------------------------------------------------------
        4.50%               6.00%        6.25%        6.72%         6.92%
----------------------------------------------------------------------------
        5.00%               6.67%        6.94%        7.46%         7.69%
----------------------------------------------------------------------------
        5.50%               7.33%        7.64%        8.21%         8.46%
----------------------------------------------------------------------------
        6.00%               8.00%        8.33%        8.96%         9.23%
----------------------------------------------------------------------------
        6.50%               8.67%        9.03%        9.70%        10.00%
----------------------------------------------------------------------------
        7.00%               9.33%        9.72%       10.45%        10.77%
============================================================================

     A fully taxable investment is a bond that pays taxable interest or a mutual fund that pays dividends that are attributable to taxable interest.

     This table is a hypothetical illustration and should not be considered an indication of Fund performance of any of the USAA family of funds.

     These rates were selected as examples that would be relevant to most taxpayers.

     The information shown in this chart does not reflect the impact of state and local taxes.

USAA Tax Exempt Funds - 26
                                      NOTES

                                      NOTES

                                      NOTES

                                      NOTES

                                      NOTES

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If you would like more information about the Funds, you may call 800-531-8181 to request a free copy of the Funds' statement of additional information (SAI), annual or semiannual reports, or to ask other questions about the Funds. The SAI has been filed with the Securities and Exchange Commission (SEC) and is legally a part of this prospectus. In each Fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected each Fund's performance during the last fiscal year. The Funds' annual and semiannual reports also can be viewed on USAA.COM. A complete description of the Funds' policies and procedures with respect to the disclosure of the Funds' portfolio securities is available in the Fund's SAI. The SAI is not available on USAA.COM because of cost considerations and lack of investor demand.

To view these documents, along with other related documents, you can visit the EDGAR database on the SEC's Web site (www.sec.gov) or the Commission's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room can be obtained by calling 202-551-8090. Additionally, copies of this information can be obtained, after payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section of the Commission, Washington, DC 20549-0102.


===============================================================================

[USAA EAGLE LOGO (R)]   WE KNOW WHAT IT MEANS TO SERVE.
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                          INSURANCE * MEMBER SERVICES
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05292-0807       Investment Company Act File No. 811-7852

                                             (C)2007, USAA. All rights reserved.

                                     Part A

                               Prospectus for the
                              California Bond and
                         California Money Market Funds

[USAA EAGLE LOGO (R)]

USAA CALIFORNIA FUNDS
California Bond Fund
California Money Market Fund


                               P R O S P E C T U S

                                   [GRAPHIC]


   AUGUST 1, 2007


As with other mutual funds, the Securities and Exchange Commission has not approved or disapproved of these Funds' shares or determined whether this prospectus is accurate or complete. Anyone who tells you otherwise is committing a crime.


TABLE OF CONTENTS
--------------------------------------------------------------------------------

What Are Each Fund's Investment
Objectives and Principal Strategies?                                         2

What Are the Principal Risks of
Investing in These Funds?                                                    2

Could the Value of Your Investment
in These Funds Fluctuate?                                                    3

Fees and Expenses                                                            6

Fund Investments                                                             7

Fund Management                                                             11

Using Mutual Funds in an
Investment Program                                                          13

How to Invest                                                               13

How to Redeem                                                               14

How to Exchange                                                             15

Other Important Information About
Purchases, Exchanges, and Redemptions                                       16

Shareholder Information                                                     17

Financial Highlights                                                        20

Appendix A                                                                  23

USAA CALIFORNIA FUNDS
--------------------------------------------------------------------------------

USAA INVESTMENT MANAGEMENT COMPANY (IMCO) MANAGES THESE FUNDS. FOR EASIER READING, IMCO WILL BE REFERRED TO AS "WE" OR "US" THROUGHOUT THE PROSPECTUS.

WHAT ARE EACH FUND'S INVESTMENT
OBJECTIVES AND PRINCIPAL STRATEGIES?

     Each Fund has a common objective of providing California investors with a high level of current interest income that is exempt from federal and California state income taxes. The California Money Market Fund has a further objective of preserving capital and maintaining liquidity. Each Fund has separate investment policies to achieve its objective. The Funds' Board of Trustees may change a Fund's investment objective without shareholder approval.

     CALIFORNIA BOND FUND

     The California Bond Fund invests primarily in long-term investment-grade California tax-exempt securities. During normal market conditions, at least 80% of the Fund's assets will consist of California tax-exempt securities. The Fund's dollar-weighted average portfolio maturity is not restricted, but is expected to be greater than ten years.

     CALIFORNIA MONEY MARKET FUND

     The California Money Market Fund invests in high-quality California tax-exempt securities with remaining maturities of 397 days or less. During normal market conditions, at least 80% of the Fund's net assets will consist of California tax-exempt securities.

WHAT ARE THE PRINCIPAL RISKS OF
INVESTING IN THESE FUNDS?

     The principal risks of investing in these Funds are credit risk, interest rate risk, management risk, call risk, and structural risk.

     CREDIT RISK: The possibility that a borrower cannot make timely interest and principal payments on its securities. The securities in each Fund's portfolio are subject to credit risk. The Funds accept some credit risk as a recognized means to enhance investors' return. All securities varying from the highest quality to very speculative have some degree of credit risk. We attempt to minimize the Funds' overall credit risks by:

     * Primarily investing in securities considered at least investment grade at the time of purchase. Nevertheless, even investment-grade securities are subject to some credit risk. In addition, the ratings of securities are the rating agencies' estimates of the credit quality of the securities. The ratings may not take into account every risk related to whether interest or principal will be repaid on a timely basis.

     * When evaluating potential investments for the Funds, our credit analysts also independently assess credit risk and its impact on the Funds' portfolios.

     * Diversifying the Funds' portfolios by investing in securities of a large number of unrelated issuers, which reduces a Fund's exposure to the risks of an investment in the securities of any one issuer or group of issuers. We invest in many securities with slightly different risk characteristics and across different economic sectors and geographic regions. If a random credit event should occur, such as a default, a Fund would suffer a much smaller loss than if the Fund were concentrated in relatively large holdings with highly correlated risks.

     Securities rated below investment grade (junk or high-yield bonds) should be regarded as speculative because their issuers are more susceptible to financial setbacks and recession than more creditworthy companies. If a Fund invests in securities whose issuers develop unexpected credit problems, the Fund's price could decline. Changes in economic conditions or other circumstances are more likely to lead to a weakened capability to make principal and interest payments on these securities than is the case for higher-rated securities.

     INTEREST RATE RISK: The possibility that the value of each Fund's investments will decline because of an increase in interest rates, adverse changes in supply and demand for tax-exempt securities, or other market factors. As mutual funds investing in bonds, the Funds are subject to the risk that the market value of the bonds will decline because of rising interest rates. Bond prices are linked to the prevailing market interest rates. In general, when interest rates rise, bond prices fall and when interest rates fall, bond prices rise. The price volatility of a bond also depends on its maturity. Generally, the longer the maturity of a bond, the greater its sensitivity to interest rates. To compensate investors for this higher market risk, bonds with longer maturities generally offer higher yields than bonds with shorter maturities.

     * IF INTEREST RATES INCREASE: the yield of each Fund may increase. In addition, the market value of the California Bond Fund's securities will likely decline, adversely affecting the Fund's net asset value and total return.

     * IF INTEREST RATES DECREASE: the yield of each Fund may decrease. In addition, the market value of the California Bond Fund's securities may increase, which would likely increase the Fund's net asset value and total return.

     The credit and interest rate risks may be magnified because each Fund concentrates its investments in California tax-exempt securities.

USAA California Funds - 2

--------------------------------------------------------------------------------

     MANAGEMENT RISK: The possibility that the investment techniques and risk analyses used by each Fund's managers will not produce the desired results. These Funds are subject to management risk because each Fund is actively managed. There is no guarantee that the investment techniques and risk analyses used by the Funds' managers will produce the desired results.

     CALL RISK. Many municipal bonds may be "called," or redeemed, by the issuer before the stated maturity. During a period of declining interest rates, an issuer would call, or refinance, a higher-yielding bond for the same reason that a home- owner would refinance a home mortgage. Interest rates must drop sufficiently so that the savings more than offset the cost of refinancing.

     * Intermediate- and long-term municipal bonds have the greatest call risk, because most municipal bonds may not be called until after ten years from the date of issue. The period of "call protection" may be longer or shorter than ten years, but regardless, bonds purchased closest to the date of issue will have the most call protection. Typically, bonds with original maturities of ten years or less are not callable.

     * Although investors certainly appreciate the rise in bond prices when interest rates drop, falling interest rates create the environment necessary to "call" the higher-yielding bonds from your Fund. When bonds are called, a Fund is affected in several ways. Most likely, we must reinvest the bond-call proceeds at lower interest rates. The Fund's income may drop as a result. The Fund may also realize a taxable capital gain.

     STRUCTURAL RISK. Some tax-exempt securities, referred to as "synthetic instruments," are created by combining an intermediate- or long-term municipal bond with a right to sell the instrument back to the remarketer or liquidity provider for repurchase on short notice, referred to as a "tender option." Usually, the tender option is backed by a letter of credit or similar guarantee from a bank. The guarantee, however, is typically conditional, which means that the bank is not required to pay under the guarantee if there is a default by the municipality or if certain other events occur. These types of instruments involve special risks, referred to as "structural risk." For example, because of the structure of a synthetic instrument, there is a risk that the instrument will lose its tax-exempt treatment or that we will not be able to exercise our tender option. We will not purchase a synthetic instrument unless counsel for the issuer has issued an opinion that the instrument is entitled to tax-exempt treatment. In addition, we will not purchase a synthetic instrument for the California Money Market Fund unless we believe there is only minimal risk that we will not be able to exercise our tender option at all times.

     OTHER RISKS: Because any investment involves risk, there is no assurance that the Funds' objectives will be achieved. As you consider an investment in either Fund, you should also take into account your tolerance for the daily fluctuations of the financial markets and whether you can afford to leave your money in the investment for long periods of time to ride out down periods. As with other mutual funds, losing money is a risk of investing in these Funds.

     An investment in either Fund is not a deposit of USAA Federal Savings Bank, or any other bank, and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the California Money Market Fund seeks to preserve the value of your investment at $1 per share, it is possible to lose money by investing in the Fund.

     You can find more detailed information about the risks you will face as a Fund shareholder in the statement of additional information.

COULD THE VALUE OF YOUR INVESTMENT
IN THESE FUNDS FLUCTUATE?

     Yes, it could. In fact, the value of your investment in the California Bond Fund will fluctuate with the changing market values of the investments in the Fund. We manage the California Money Market Fund in accordance with strict Securities and Exchange Commission (SEC) guidelines designed to preserve the Fund's value at $1 per share, although, of course, we cannot guarantee that the value will remain at $1 per share.

     The value of the securities in which the California Bond Fund invests typically fluctuates inversely with changes in the general level of interest rates. Changes in the creditworthiness of issuers and changes in other market factors such as the relative supply of and demand for tax-exempt securities also create value fluctuations.

     The bar charts shown on the following pages illustrate each Fund's volatility and performance from year to year for each full calendar year over the past ten years.

                                                                  3 - Prospectus

USAA CALIFORNIA FUNDS
--------------------------------------------------------------------------------

     TOTAL RETURN

     All mutual funds must use the same formula to calculate TOTAL RETURN.

     ====================================================================
     [ARROW] TOTAL RETURN MEASURES THE PRICE CHANGE IN A SHARE ASSUMING
             THE REINVESTMENT OF ALL NET INVESTMENT INCOME AND REALIZED CAPITAL GAIN DISTRIBUTIONS.
     ====================================================================

     CALIFORNIA BOND FUND

     ANNUAL RETURNS FOR PERIODS ENDED 12/31

                CALENDAR YEAR       TOTAL RETURN
                     1997              10.33%
                     1998               6.89%
                     1999              -5.22%
                     2000              14.35%
                     2001               3.29%
                     2002               8.30%
                     2003               5.30%
                     2004               4.83%
                     2005               3.80%
                     2006               5.13%

                           SIX-MONTH YTD TOTAL RETURN
                               -0.22% (6/30/07)

          BEST QUARTER*                                WORST QUARTER*
          5.78% 3rd Qtr. 2002                    -2.55% 2nd Qtr. 1999

     ** Please note that "Best Quarter" and "Worst Quarter" figures are applicable only to the time period covered by the bar chart.

     The table on the following page shows how the California Bond Fund's average annual total returns for the periods indicated compared to those of relevant securities market indices. The after-tax returns are shown in two ways: (1) assumes that you owned the Fund during the entire period and paid taxes on the Fund's distributions of taxable net investment income or realized capital gains and (2) assumes that you paid taxes on the Fund's distributions of taxable net investment income or realized capital gains and sold all shares at the end of each period.

     After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In certain situations, the return after taxes on distributions and sale of fund shares may be higher than the other return amounts. A higher after-tax return may result when a capital loss occurs upon redemption and translates into an assumed tax deduction that benefits the shareholder. The actual after-tax returns depend on your tax situation and may differ from those shown.

     Remember,   historical  performance  (before  and  after  taxes)  does  not necessarily indicate what will happen in the future.

USAA California Funds - 4

--------------------------------------------------------------------------------

================================================================================
                          AVERAGE ANNUAL TOTAL RETURNS
                     For The Periods Ended December 31, 2006

                                                                        Since
                                    Past        Past        Past       Inception
                                    1 Year     5 Years    10 Years      8/1/89
--------------------------------------------------------------------------------
Return Before Taxes                  5.13%      5.46%       5.59%        6.47%
--------------------------------------------------------------------------------
Return After Taxes on Distributions  4.95%      5.38%       5.55%        6.39%
--------------------------------------------------------------------------------
Return After Taxes on Distributions
and Sale of Fund Shares              5.11%      5.33%       5.51%        6.34%
--------------------------------------------------------------------------------
Lehman Brothers Municipal Bond Index*
(reflects no deduction for fees,
expenses, or taxes)                  4.84%      5.53%       5.76%        6.65%
--------------------------------------------------------------------------------
Lipper California Municipal Debt
Funds Index** (reflects no deduction
for taxes)                           5.01%      5.24%       5.34%        6.17%
--------------------------------------------------------------------------------
[footnote]
* The Lehman Brothers Municipal Bond Index is an unmanaged benchmark of total return performance for the long-term, investment-grade, tax-exempt bond market.

** The Lipper California Municipal Debt Funds Index tracks the total return performance of the 10 largest funds within this category. This category includes funds that limit their assets to those securities that are exempt from taxation in the state of California.

+ The performance of the Lehman Brothers Municipal Bond Index and the Lipper California Municipal Debt Funds Index is calculated with a commencement date of July 31, 1989, while the Fund's inception date is August 1, 1989. There may be a slight variation in the comparative performance numbers because of this difference.

     NONE OF THE CALIFORNIA BOND FUND'S RETURN WAS A TAX PREFERENCE ITEM FOR PURPOSE OF THE FEDERAL ALTERNATIVE MINIMUM TAX.
================================================================================

     CALIFORNIA MONEY MARKET FUND

     ANNUAL RETURNS FOR PERIODS ENDED 12/31

               CALENDAR YEAR       TOTAL RETURN
                     1997               3.35%
                     1998               3.17%
                     1999               2.82%
                     2000               3.34%
                     2001               2.41%
                     2002               1.20%
                     2003               0.73%
                     2004               0.79%
                     2005               1.98%
                     2006               2.98%

                           SIX-MONTH YTD TOTAL RETURN
                                 1.58% (6/30/07)

         BEST QUARTER*                       WORST QUARTER*
         0.89% 2nd Qtr. 2000            0.13% 1st Qtr. 2004

     * Please note that "Best Quarter" and "Worst Quarter" figures are applicable only to the time period covered by the bar chart.

     The following table shows the California Money Market Fund's average annual total returns for the periods indicated. Remember, historical performance does not necessarily indicate what will happen in the future.

================================================================================
                          AVERAGE ANNUAL TOTAL RETURNS
                     For The Periods Ended December 31, 2006

                                                                        Since
                                    Past        Past        Past       Inception
                                    1 Year     5 Years    10 Years      8/1/89
--------------------------------------------------------------------------------
California Money Market Fund        2.98%       1.53%       2.27%        2.85%
--------------------------------------------------------------------------------
     NONE OF THE CALIFORNIA BOND FUND'S RETURN WAS A TAX PREFERENCE ITEM FOR PURPOSE OF THE FEDERAL ALTERNATIVE MINIMUM TAX.
================================================================================

                                                                  5 - Prospectus

USAA CALIFORNIA FUNDS
--------------------------------------------------------------------------------

     YIELD

     All mutual funds must use the same formulas to calculate YIELD and EFFECTIVE YIELD.

================================================================================
[ARROW] YIELD IS THE ANNUALIZED NET INVESTMENT INCOME OF THE FUND DURING A SPECIFIED PERIOD AS A PERCENTAGE OF THE FUND'S SHARE PRICE AT THE END OF THE PERIOD.

[ARROW] EFFECTIVE YIELD IS CALCULATED SIMILAR TO THE YIELD; HOWEVER, WHEN ANNUALIZED, THE NET INVESTMENT INCOME EARNED IS ASSUMED TO BE REINVESTED.
================================================================================

     CALIFORNIA BOND FUND

     The California Bond Fund may advertise performance in terms of a 30-day yield quotation or a tax-equivalent yield. The Fund's 30day yield for the period ended December 31, 2006, was 3.59%.

     CALIFORNIA MONEY MARKET FUND

     The California Money Market Fund typically advertises performance in terms of a 7-day yield and effective yield or tax-equivalent yield and may advertise total return. The 7-day yield quotation more closely reflects current earnings of the Fund than the total return quotation. The effective yield will be slightly higher than the yield because of the compounding effect of the assumed reinvestment. Current yields and effective yields fluctuate daily and will vary with factors such as interest rates and the quality, length of maturities, and type of investments in the portfolio. The Fund's 7-day yield for the period ended December 31, 2006, was 3.33%.

     TAX-EQUIVALENT YIELD

     Investors use tax-equivalent yields to compare taxable and tax-exempt fixed income investments using a common yield measure. The tax-equivalent yield is the yield that a fully taxable investment (E.G., a bond that pays taxable interest or a mutual fund that pays dividends that are attributable to taxable interest) must generate to earn the same "take-home" yield as a tax-exempt investment. The calculation depends upon your federal and California marginal income tax rates and assumes that an investor can fully itemize deductions on his or her federal tax return. The higher your marginal tax bracket, the higher will be the tax-equivalent yield and the more valuable will the Fund's tax-exempt dividends be.

     Since our Funds do not currently own and do not intend to own securities on which the interest is a tax preference item for purposes of the federal alternative minimum tax (AMT), the following calculations apply to all individual shareholders regardless of their status.

     For example, if you assume a federal marginal income tax rate of 35% and a state marginal tax rate of 9.30%, the Effective Marginal Tax Rate would be 41.05%. Using this tax rate, the Funds' tax-equivalent yields for the period ended December 31, 2006, would be as follows:

                                                                 TAX-EQUIVALENT
                                                  YIELD               YIELD
--------------------------------------------------------------------------------
California Bond Fund (30 day)                     3.59%               6.09%

California Money Market
Fund (7 day)                                      3.33%               5.65%

     Using the example, to exceed the 30-day yield of the California Bond Fund on an after-tax basis, you would have needed a fully taxable investment that yielded more than 6.09 per year. Likewise, to exceed the 7-day yield of the California Money Market Fund, you would have needed a fully taxable investment that yielded more than 5.65% per year.

     For more information on calculating tax-equivalent yields, see APPENDIX A on page 23.

FEES AND EXPENSES

     The following summary describes the fees and expenses you may pay, directly and indirectly, to invest in the Funds.

     SHAREHOLDER TRANSACTION EXPENSES -- DIRECT COSTS

     There are no fees or sales loads charged to your Fund account when you buy or sell Fund shares. However, if you sell shares and request your money by wire transfer, there is a $20 domestic wire fee and a $35 foreign wire fee. (Your bank may also charge a fee for wires.)

     ANNUAL FUND OPERATING EXPENSES -- INDIRECT COSTS

     Fund expenses come out of the Funds' assets and are reflected in the Funds' share prices and dividends. "Other Expenses" include expenses such as custodian, administration and servicing, and transfer agent fees. The figures below show actual expenses, before reductions of any expenses paid indirectly, during the past fiscal year ended March 31, 2007, and are calculated as a percentage of average net assets.

                                                  CALIFORNIA    CALIFORNIA MONEY
                                                  BOND FUND     MARKET FUND

     Management Fee                                  .31%a            .31%
     Distribution and Service (12b-1) Fees           None             None
     Other Expenses                                  .22%             .19%
     TOTAL ANNUAL OPERATING EXPENSES                 .53%B            .50%B

a A performance fee adjustment decreased the California Bond Fund's management fee of 0.31% by less than 0.01% for the most recent fiscal year ended March 31, 2007. The performance adjustment is calculated by comparing the

USAA California Funds - 6

--------------------------------------------------------------------------------

     California Bond Fund's performance during the relevant performance period to that of the Lipper California Municipal Debt Funds Index. See page 12 for more information about the calculation of the performance fee adjustment.

b Through arrangements with the Funds' custodian and other banks utilized by the Funds for cash management purposes, realized credits, if any, generated from cash balances in the Funds' bank accounts are used to reduce the Funds' expenses. Total annual operating expenses of the Funds reflect total operating expenses of the Funds before reductions of any expenses paid indirectly. For the fiscal year ended March 31, 2007, the Fund's expenses paid indirectly did not affect (less than +/- 0.01%) the expense ratio of the California Money Market Fund. The California Bond Fund's expenses paid indirectly decreased the expense ratio by 0.01%.

     ====================================================================
     [ARROW]   12B-1 FEES SOME MUTUAL FUNDS CHARGE THESE FEES TO PAY
               FOR ADVERTISING AND OTHER COSTS OF SELLING FUND SHARES.
     ====================================================================

     EXAMPLE

     This example is intended to help you compare the cost of investing in one of the Funds with the cost of investing in other mutual funds. Although your actual costs may be higher or lower, you would pay the following expenses on a $10,000 investment, assuming (1) a 5% annual return, (2) the Fund's operating expenses (before any fee offset arrangements) remain the same, and (3) you redeem all of your shares at the end of the periods shown.

                                    1 YEAR    3 YEARS     5 YEARS     10 YEARS
--------------------------------------------------------------------------------
California Bond Fund                  $54       $170        $296         $665
California Money Market Fund          $51       $160        $280         $628

FUND INVESTMENTS

     PRINCIPAL INVESTMENT STRATEGIES

     [ARROW]  WHAT IS EACH FUND'S PRINCIPAL INVESTMENT STRATEGY?

     Each Fund's principal strategy is to invest its assets in securities issued by the state of California, its political subdivisions and instrumentalities, and by other government entities if, in the opinion of counsel to the issuer, the interest from such obligations is excluded from gross income for federal income tax purposes and is exempt from California state income taxes.

     These securities include municipal debt obligations that have been issued by California and its political subdivisions and duly constituted state and local authorities and corporations. We refer to these securities as California tax-exempt securities. California tax-exempt securities are issued to fund public infrastructure projects such as streets and highways, schools, water and sewer systems, hospitals, and airports. They may also be issued to refinance outstanding obligations as well as to obtain funds for general operating expenses and for loans to other public institutions and facilities.

     Because the projects benefit the public, Congress has granted an exemption from federal income tax for the interest income arising from these securities. Likewise, the California Legislature has granted an exemption from state personal income taxes for most California municipal securities.

     [ARROW] WHAT TYPES OF TAX-EXEMPT SECURITIES WILL BE INCLUDED IN EACH FUND'S PORTFOLIO?

     Each Fund's assets may be invested in, among other things, any of the following tax-exempt securities:

     * GENERAL OBLIGATION BONDS, which are secured by the issuer's pledge of its full faith, credit, and taxing power for the payment of principal and interest.

     * REVENUE BONDS, which are payable from the revenue derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source, but not from the general taxing power.

     * MUNICIPAL LEASE OBLIGATIONS, which are backed by the municipality's covenant to budget for the payments due under the lease obligation.

     Municipal lease obligations may be determined to be liquid in accordance with the guidelines established by the Funds' Board of Trustees. In determining the liquidity of a municipal lease obligation, we will consider among other things: (1) the frequency of trades and quotes for the municipal lease obligation; (2) the number of dealers willing to purchase or sell the municipal lease obligation and the number of other potential purchasers; (3) dealer undertakings to make a market in the municipal lease obligation; (4) the nature of the marketplace trades, including the time needed to dispose of the municipal lease obligation, the method of soliciting offers, and the mechanics of transfer; (5) whether the municipal lease obligation is of a size that will be attractive to institutional investors; (6) whether the municipal lease obligation contains a non-appropriation clause and the likelihood that the obligor will fail to make an appropriation therefor; and (7) such other factors as we may determine to be relevant to such determination.

     * INDUSTRIAL DEVELOPMENT REVENUE BONDS, such as pollution control revenue bonds, which are issued by or on behalf of public authorities to obtain funds for privately operated facilities.

     * INVERSE FLOATING RATE SECURITIES, the California Bond Fund may invest in securities with coupons that vary inversely with changes in short-term tax-exempt interest rates and thus are considered leveraged investments in an underlying municipal bond.

                                                                  7 - Prospectus

USAA CALIFORNIA FUNDS
--------------------------------------------------------------------------------

     Up to 10% of the California Bond Fund's net assets may be invested in municipal securities whose coupons vary inversely with changes in short-term tax-exempt interest rates and thus are considered leveraged investments in underlying municipal bonds (or securities with similar economic characteristics). These securities present special risks for two reasons: (1) if short-term interest rates rise (fall), the income the fund earns on the inverse floating rate security will fall (rise); and (2) if long-term interest rates rise (fall) the value of the inverse floating rate security will fall (rise) more than the value of the underlying bond because of the leveraged nature of the investment. The California Bond Fund will seek to buy these securities at attractive values and yields that over time more than compensate the Fund for the securities' price volatility.

     * WHEN-ISSUED AND DELAYED-DELIVERY SECURITIES, each Fund's assets may be invested in securities offered on a when-issued or delayed-delivery basis, which means that delivery and payment take place after the date of the commitment to purchase, normally within 45 days, both price and interest rate are fixed at the time of commitment, the Funds do not earn interest on the securities until settlement, and the market value of the securities may fluctuate between purchase and settlement. Such securities can be sold before settlement date.

     * SYNTHETIC INSTRUMENTS, which combine a municipality's long-term obligation to pay interest and principal with the obligation of a third party to repurchase the instrument on short notice. Securities are often specifically structured so that they are eligible investments for a money market fund. For example, in order to satisfy the maturity restrictions for a money market fund, some money market securities have demand or put features, which have the effect of shortening the maturity of the securities.

     In addition, up to 15% of the California Bond Fund's net assets and up to 10% of the California Money Market Fund's net assets may be invested in securities that are illiquid. Illiquid securities are generally those securities which cannot be disposed of in the ordinary course of business, seven days or less, at approximately the same value at which the Fund has valued the securities.

     [ARROW] WHAT PERCENTAGE OF EACH FUND'S ASSETS WILL BE INVESTED IN CALIFORNIA TAX-EXEMPT SECURITIES?

     During normal market conditions, at least 80% of each Fund's net assets will consist of California tax-exempt securities. This policy may only be changed by a shareholder vote.

     In addition to California tax-exempt securities, securities issued by certain U.S. territories and possessions such as Puerto Rico, the Virgin Islands, or Guam are exempt from federal and state personal income taxes, and as such, we may invest up to 20% of each Fund's net assets in these securities.

     [ARROW] ARE EACH FUND'S INVESTMENTS DIVERSIFIED IN MANY DIFFERENT ISSUERS?

     Each Fund is considered diversified under the federal securities laws. This means that we will not invest more than 5% in any one issuer with respect to 75% of each Fund's assets. With respect to the remaining 25% of each Fund's assets, we could invest more than 5% in any one, or more, issuers. Purchases of securities issued or guaranteed by the U.S. government or its agencies or instrumentalities are not counted toward the 5% limitation. Each Fund, of course, is concentrated geographically through the purchase of California tax-exempt securities. For further discussion of diversification, see INVESTMENT POLICIES in the statement of additional information.

     With respect to the California Money Market Fund, strict SEC guidelines do not permit us to invest, with respect to 75% of the Fund's assets, greater than 10% of the Fund's assets in securities issued by or subject to guarantees by the same institution.

     We also may not invest more than 25% of a Fund's assets in securities issued in connection with the financing of projects with similar characteristics, such as toll road revenue bonds, housing revenue bonds, or electric power project revenue bonds, or in industrial development revenue bonds that are based, directly or indirectly, on the credit of private entities of any one industry. However, we reserve the right to invest more than 25% of a Fund's assets in tax-exempt industrial development revenue bonds. The 25% industry limitation does not apply to U.S. government securities, general obligation bonds, or bonds that are escrowed.

     [ARROW] WHAT ARE THE POTENTIAL RISKS ASSOCIATED WITH CONCENTRATING SUCH A LARGE PORTION OF EACH FUND'S ASSETS IN ONE STATE?

     The Funds are subject to credit and interest rate risks, as previously described, which could be magnified by the Funds' concentration in California issuers. California tax-exempt securities may be affected by political,  economic,  regulatory,  or other  developments  that  limit the ability of California issuers to pay interest or repay principal in a timely manner. Therefore, the Funds are affected by events within California to a much greater degree than a more diversified national fund.

USAA California Funds - 8

--------------------------------------------------------------------------------

     A particular development may not directly relate to the Funds' investments but nevertheless might depress the entire market for the state's tax-exempt securities and therefore adversely impact the Funds' valuation.

     An investment in the California Funds may be riskier than an investment in other types of tax-exempt funds because of this concentration.

     The following are examples of just some of the events that may depress valuations for California tax-exempt securities for an extended period of time:

     * Changes in state laws, including voter referendums, that restrict revenues or raise costs for issuers.

     * Court decisions that affect a category of municipal bonds, such as municipal lease obligations or electric utilities.

     * Natural disasters such as floods, storms, hurricanes, droughts, fires, or earthquakes.

     * Bankruptcy or financial distress of a prominent municipal issuer within the state.

     * Economic issues that affect critical industries or large employers or that weaken real estate prices.

     *   Reductions in federal or state financial aid.

     *   Imbalance   in  the  supply  and  demand  for  the  state's   municipal
         securities.

     * Developments that may change the tax treatment of California tax-exempt securities.

     In addition, because each Fund invests in securities backed by banks and other financial institutions, changes in the credit quality of these institutions could cause losses to a Fund and affect its share price.

     Other  considerations   affecting  the  Funds'  investments  in  California
     tax-exempt securities are summarized in the statement of additional information under SPECIAL RISK CONSIDERATIONS.

     [ARROW] DO THE FUNDS PURCHASE BONDS GUARANTEED BY BOND INSURANCE?

     Yes. Some of the bonds we purchase for the Funds are secured by bond insurance that guarantees scheduled principal and interest payments. In addition, we may purchase bond insurance for individual uninsured securities when we believe it will provide an anticipated benefit to the Funds. However, this insurance may not completely eliminate the risk of investing in the issuer.

     [ARROW] WILL ANY PORTION OF THE DISTRIBUTIONS FROM THE FUNDS BE SUBJECT TO FEDERAL INCOME TAX?

     During normal market conditions, at least 80% of each Fund's annual interest income (and, therefore, its net investment income dividends) will be excluded from a shareholder's gross income for federal income tax purposes and will be exempt from California state income taxes. This policy may be changed only by a shareholder vote. Furthermore, it is our practice to purchase only securities that pay interest exempt from federal income tax.

     However, gains and losses from trading securities that occur during the normal course of managing a Fund may result in net realized capital gain distributions. The Internal Revenue Code treats these distributions differently than tax-exempt interest income in the following ways:

     * Distributions of the excess of net short-term capital gain over net long-term capital loss are taxable as ordinary income.

     * Distributions of net realized capital gain (the excess of net long-term capital gain over net short-term capital loss) are taxable as long-term capital gains, regardless of the length of time you have held your Fund shares.

     * Both short-term and long-term realized capital gains are taxable whether received in cash or reinvested in additional shares.

     [ARROW] WILL DISTRIBUTIONS BY THE FUNDS BE A TAX PREFERENCE ITEM FOR PURPOSES OF THE FEDERAL ALTERNATIVE MINIMUM TAX (AMT)?

     During normal market conditions, at least 80% of each Fund's annual interest income (and, therefore, its net investment income dividends) will not be a tax preference item for purposes of the federal AMT. This policy may be changed only by a shareholder vote. However, since their inception, the Funds have not distributed any income that is a tax preference item for purposes of the federal AMT for individual taxpayers, and we do not intend to invest in any securities that earn any such income in the future. However, of course, changes in federal tax laws or other unforeseen circumstances could result in a Fund's earning interest income that is a tax preference item for purposes of the federal AMT.

     ADDITIONAL INFORMATION

     As a temporary defensive measure because of market, economic, political, or other conditions, up to 100% of each Fund's assets may be invested in short-term securities regardless of whether the interest is exempt from federal income tax and California

                                                                  9 - Prospectus

USAA CALIFORNIA FUNDS
--------------------------------------------------------------------------------

     state taxes. To the extent that these temporary investments produce taxable income, that income may result in that Fund not fully achieving its investment objective during the time it is in this temporary defensive posture.

     This prospectus doesn't tell you about every policy or risk of investing in these Funds. For additional information about these Funds' investment policies and the types of securities in which the Funds' assets may be invested, you may want to request a copy of the statement of additional information (the back cover tells you how to do this).

     CALIFORNIA BOND FUND

     [ARROW] WHAT IS THE CREDIT QUALITY OF THE FUND'S INVESTMENTS?

     Under normal market conditions, we will invest the Fund's assets so that at least 50% of the total market value of the tax-exempt securities are rated within the three highest long-term rating categories (A or higher) by Moody's Investors Service (Moody's), Standard & Poor's Ratings Group (S&P), Fitch Ratings (Fitch), Dominion Bond Rating Service Limited (Dominion), or A.M. Best Co., Inc. (A.M. Best); or in the highest short-term rating category by Moody's, S&P, Fitch, Dominion, or A.M. Best.

     Investment-grade securities include securities issued or guaranteed by the U.S. government, its agencies and instrumentalities, as well as securities rated or subject to a guarantee or an obligor that is rated within the categories listed by at least one of the following rating agencies:

                       LONG-TERM             SHORT-TERM
     RATING AGENCY     DEBT SECURITIES       DEBT SECURITIES
     -----------------------------------------------------------------
     Moody's           At least Baa          At least Prime-3 or MIG 3
     S&P               At least BBB-         At least A-3 or SP-2
     Fitch             At least BBB-         At least F3
     Dominion          At least BBB low      At least R-2 low
     A.M. Best         At least bbb          At least AMB-3

     If the security is not rated, we may make a determination that the security is of equivalent investment quality to a comparable security.

     In addition, up to 10% of the Fund's assets may be invested in below-investment-grade securities. Below-investment-grade securities are considered speculative and are subject to significant credit risk since they are believed to represent a greater risk of default than more creditworthy investment-grade securities. These lower quality securities generally have less interest rate risk and higher credit risk than the higher quality securities. At the same time, the volatility of below-investment-grade securities historically has been notably less than the equity market as a whole. The market on which below-investment-grade securities are traded may also be less liquid than the market for investment-grade securities.

     On occasion, we may pay a rating agency to rate a particular security when we believe it will provide an anticipated benefit to the Fund.

     You will find a complete description of the above tax-exempt ratings in the Fund's statement of additional information.

     [ARROW] WHAT IS THE FUND'S PORTFOLIO WEIGHTED AVERAGE MATURITY AND HOW IS IT CALCULATED?

     While the Fund's portfolio weighted average maturity is not restricted, we expect it to be greater than ten years. To determine a security's maturity for purposes of calculating the Fund's portfolio weighted average maturity, we may estimate the expected time in which the security's principal is to be paid. This can be substantially shorter than its stated final maturity. For more information on the method of calculating the Fund's portfolio weighted average maturity, see INVESTMENT POLICIES in the Fund's statement of additional information.

     [ARROW] HOW ARE THE DECISIONS TO BUY AND SELL SECURITIES MADE?

     We manage tax-exempt funds based on the common sense premise that our investors value tax-exempt income over taxable capital gain distributions. When weighing the decision to buy or sell a security, we strive to balance the value of the tax-exempt income, the credit risk of the issuer, and the price volatility of the bond.

     CALIFORNIA MONEY MARKET FUND

     [ARROW] WHAT IS THE CREDIT QUALITY OF THE FUND'S INVESTMENTS AT THE TIME OF PURCHASE?

     The Fund's purchases consist of securities meeting the requirements to qualify as "eligible securities" under the SEC rules applicable to money market funds. In general, an eligible security is defined as a security that is:

     *   Issued  or  guaranteed  by  the  U.S.   government  or  any  agency  or
         instrumentality thereof, including "prerefunded" and "escrowed to maturity" tax-exempt securities;

     * Rated or subject to a guarantee that is rated in one of the two highest categories for short-term securities by at least two Nationally Recognized Statistical Rating Organizations (NRSROs), or by one NRSRO if the security is rated by only one NRSRO;

USAA California Funds - 10

--------------------------------------------------------------------------------

     * Unrated but issued by an issuer or guaranteed by a guarantor that has other comparable short-term debt obligations so rated; or

     *   Unrated but determined by us to be of comparable quality.

     In addition, we must consider whether a particular investment presents minimal credit risk in accordance with SEC guidelines applicable to money market funds.

     [ARROW] WHO ARE THE NATIONALLY RECOGNIZED STATISTICAL RATING ORGANIZATIONS (NRSROS)?

     Current NRSROs include:

     *   Moody's Investors Service
     *   Standard & Poor's Ratings Group
     *   Fitch Ratings
     *   Dominion Bond Rating Service Limited
     *   A.M. Best Co., Inc.

     [ARROW] WHAT HAPPENS IF THE RATING OF A SECURITY IS DOWNGRADED?

     If the rating of a security is downgraded after purchase, we, subject under certain circumstances to Board of Trustees' review, will determine whether it is in the best interest of the Fund's shareholders to continue to hold the security in the Fund's portfolio.

     [ARROW] WILL THE FUND ALWAYS MAINTAIN A NET ASSET VALUE OF $1 PER SHARE?

     While we will endeavor to maintain a constant Fund net asset value of $1 per share, there is no assurance that we will be able to do so. Remember, the shares are neither insured nor guaranteed by the U.S. government. As such, the Fund carries some risk.

     For example, there is always a risk that the issuer of a security held by the Fund will fail to pay interest or principal when due. We attempt to minimize this credit risk by investing only in securities rated in one of the two highest categories for short-term securities, or, if not rated, of comparable quality, at the time of purchase. Additionally, we will not purchase a security unless our analysts determine that the security presents minimal credit risk.

     There is also a risk that rising interest rates will cause the value of the Fund's securities to decline. We attempt to minimize this interest rate risk by limiting the remaining maturity of each security to 397 days or less and maintaining a DOLLAR-WEIGHTED AVERAGE PORTFOLIO MATURITY for the Fund of 90 days or less. The maturity of each security is calculated based upon SEC guidelines.

================================================================================
  [ARROW] DOLLAR-WEIGHTED  AVERAGE PORTFOLIO MATURITY IS OBTAINED BY MULTIPLYING
          THE DOLLAR VALUE OF EACH INVESTMENT BY THE NUMBER OF DAYS LEFT TO ITS MATURITY, THEN ADDING THOSE FIGURES TOGETHER AND DIVIDING THEM BY THE DOLLAR VALUE OF THE FUND'S PORTFOLIO.
================================================================================

     Finally, there is the possibility that one or more investments in the Fund cease to be "eligible securities" resulting in the net asset value ceasing to be $1 per share. For example, a guarantor on a security failing to meet a contractual obligation could cause such a result.

     [ARROW] HOW ARE THE DECISIONS TO BUY AND SELL SECURITIES MADE?

     We balance factors such as credit quality and maturity to purchase the best relative value available in the market at any given time. A decision to sell is usually based on a change in our credit opinion or to take advantage of an opportunity to reinvest at a higher yield.

FUND MANAGEMENT

     USAA Investment Management Company serves as the manager of these Funds. We are an affiliate of United Services Automobile Association (USAA), a large, diversified financial services institution. Our mailing address is P.O. Box 659453, San Antonio, Texas 78265-9825.

     ========================================================
     [ARROW] TOTAL ASSETS UNDER MANAGEMENT BY
             USAA INVESTMENT MANAGEMENT COMPANY
             APPROXIMATELY $64 BILLION AS OF JUNE 30, 2007
     ========================================================

     We provide investment management services to the Funds pursuant to an Advisory Agreement. Under this agreement, we are responsible for managing each Fund's portfolio (including placement of brokerage orders), subject to the authority of and supervision by the Funds' Board of Trustees. A discussion regarding the basis of the Board of Trustees' approval of each Fund's Advisory Agreements will be available in each Fund's semiannual report to shareholders for the period ended September 30, 2007.

     Each Fund is authorized, although we have no present intention of utilizing such authority, to use a "manager-of-managers" structure. We could select (with approval of a Fund's Board of Trustees) one or more subadvisers to manage the actual day-to-day investment of a Funds' assets. We would monitor each subadviser's performance through quantitative and qualitative analysis, and periodically report to the Fund's Board of Trustees

                                                                 11 - Prospectus

USAA CALIFORNIA FUNDS
--------------------------------------------------------------------------------

     as to whether each subadviser's agreement should be renewed, terminated, or modified. We also would be responsible for allocating assets to the subadvisers. The allocation for each subadviser could range from 0% to 100% of the Fund's assets, and we could change the allocations without shareholder approval.

     For our services, the Funds pay us an annual base investment management fee, which is accrued daily and paid monthly. The fee is computed as a percentage of the aggregate average net assets of the California Bond and California Money Market Funds combined and is equal on an annual basis to 0.50% of the first $50 million, 0.40% of that portion over $50 million but not over $100 million, and 0.30% for that portion over $100 million. These fees are allocated monthly on a proportional basis to each Fund based on average net assets.

     The investment management fee for the California Bond Fund is comprised of a base fee and a performance adjustment that will increase or decrease the base fee depending upon the performance of the Fund relative to the performance of the Lipper California Municipal Debt Funds Index. The base fee for the California Bond Fund is computed as referenced above.

     The performance adjustment is calculated monthly by comparing the California Bond Fund's performance to that of the Lipper Index over the performance period. The performance period for the California Bond Fund consists of the current month plus the previous 35 months.

     The annual performance adjustment rate is multiplied by the average net assets of the California Bond Fund over the entire performance period, which is then multiplied by a fraction, the numerator of which is the number of days in the month and the denominator of which is 365 (366 in leap years). The resulting amount is then added to (in the case of overperformance) or subtracted from (in the case of underperformance) the base fee as referenced in the following chart:

         OVER/UNDER PERFORMANCE             ANNUAL ADJUSTMENT RATE
           RELATIVE TO INDEX           (IN BASIS POINTS AS A PERCENTAGE
           (IN BASIS POINTS) 1         OF THE FUND'S AVERAGE NET ASSETS)
         ------------------------------------------------------------------
             +/- 20 to 50                             +/- 4
             +/- 51 to 100                            +/- 5
          +/- 101 and greater                         +/- 6

[footnote]
  1 Based on the difference between average annual performance of the Fund and its relevant index, rounded to the nearest basis point (.01%).

     Under the performance fee arrangement, the California Bond Fund will pay a positive performance fee adjustment for a performance period whenever the California Bond Fund outperforms the Lipper California Municipal Debt Funds Index over that period, even if the California Bond Fund had overall negative returns during the performance period. For the most recent fiscal year, the performance adjustment decreased the management fee for the California Bond Fund of 0.31% by less than 0.01%.

     In addition to providing investment management services, we also provide administration, shareholder servicing, and distribution services to the Funds. Our affiliate, USAA Shareholder Account Services, provides transfer agency services to the Funds.

     PORTFOLIO MANAGERS

     CALIFORNIA BOND FUND

     ROBERT R. PARISEAU, CFA, vice president of Fixed Income Mutual Fund Portfolios, has managed the Fund since May 1995. He has 23 years of investment management experience working for us. Education: B.S., U.S. Naval Academy; M.B.A., Lindenwood College. Mr. Pariseau holds the Chartered Financial Analyst (CFA) designation and is a member of the CFA Institute, the CFA Society of San Antonio, and the National Federation of Municipal Analysts.

     JOHN C. BONNELL, CFA, assistant vice president of Fixed Income Mutual Fund Portfolios, has co-managed the Fund since August 2006. He has 18 years of investment management experience. Prior to joining IMCO, Mr. Bonnell worked for OppenheimerFunds as a vice president and portfolio manager (May 2004 - July 2006) and Strong Capital Management as a portfolio manager (May 1999 - May 2004). Education: B.B.A., University of Texas at San Antonio; M.B.A., St. Mary's University. He holds the Chartered Financial Analyst (CFA) designation and is a member of the CFA institute, the CFA Society of Denver, and the National Federation of Municipal Analysts.

     CALIFORNIA MONEY MARKET FUND

     REGINA G. SHAFER, CFA, assistant vice president of Fixed Income Mutual Fund Portfolios, has managed the Fund since April 1999. She has 12 years of investment management experience and has worked for us for 16 years.
     Education: B.B.A., Southwest Texas State University; M.B.A., University of Texas at San Antonio. Ms. Shafer is a Certified Public Accountant and holds the Chartered Financial Analyst (CFA) designation. She is a member of the CFA Institute, the CFA Society of San Antonio, and the National Federation of Municipal Analysts.

     The statement of additional information provides additional information about the portfolio managers' compensation, other accounts managed, and ownership of Fund securities.

USAA California Funds - 12

--------------------------------------------------------------------------------

USING MUTUAL FUNDS IN AN
INVESTMENT PROGRAM

     THE IDEA BEHIND MUTUAL FUNDS

     Mutual funds provide advantages like professional management and diversification to all investors. Regardless of whether you are just starting out or have invested for years, your investment, large or small, buys you part of a diversified portfolio. That portfolio is managed by investment professionals, relieving you of the need to make individual stock or bond selections. You also enjoy conveniences, such as daily pricing, liquidity, and in the case of the USAA family of funds, no sales charge. The portfolio, because of its size, has lower transaction costs on its trades than most individuals would have. As a result, you own an investment that in earlier times would have been available only to the wealthiest people.

     USING FUNDS IN AN INVESTMENT PROGRAM

     In choosing a mutual fund as an investment vehicle, you are giving up some investment decisions, but must still make others. The decisions you don't have to make are those involved with choosing individual securities. We will perform that function. In addition, we will arrange for the safekeeping of securities, auditing the annual financial statements, and daily valuation of the Funds, as well as other functions.

     You, however, retain at least part of the responsibility for an equally important decision. This decision involves determining a portfolio of mutual funds that balances your investment goals with your tolerance for risk. It is likely that this decision may include the use of more than one fund of the USAA family of funds.

HOW TO INVEST

     OPENING AN ACCOUNT

     You may open an account and make purchases on the Internet, by telephone, or by mail, as described below. If opening by mail, you should return a complete, signed application to open your initial account. However, after you open your initial account with us, you will not need to fill out another application to invest in another fund of the USAA family of funds unless the registration is different or we need further information to verify your identity.

     As required by federal law, we must obtain certain information from you prior to opening an account. If we are unable to verify your identity, we may refuse to open your account or we may open your account and take certain actions without prior notice to you including restricting account transactions pending verification of your identity. If we subsequently are unable to verify your identity, we may close your account and return to you the value of your shares at the next calculated NAV.

     TO PURCHASE SHARES THROUGH YOUR USAA BROKERAGE ACCOUNT, PLEASE CONTACT USAA BROKERAGE SERVICES DIRECTLY. THESE SHARES WILL BECOME PART OF YOUR USAA BROKERAGE ACCOUNT AND WILL BE SUBJECT TO THE POLICIES AND PROCEDURES THAT APPLY TO YOUR USAA BROKERAGE ACCOUNT. ADDITIONAL FEES MAY ALSO APPLY.

     If your Fund shares are purchased, exchanged, or redeemed through a retirement account or an investment professional, the policies and procedures on these purchases, exchanges, or redemptions may vary. Additional fees may also apply to your investment in the Funds, including a transaction fee, if you buy or sell shares of the Funds through a broker or other investment professional. For more information on these fees, check with your investment professional.

     TAX ID NUMBER

     Each shareholder named on the account must provide a Social Security number or other taxpayer identification number to avoid possible tax withholding required by the Internal Revenue Code. See TAXES on page 19 for additional tax information.

     EFFECTIVE DATE

     When you make a purchase, your purchase price will be the NAV per share next determined after we receive your request in proper form (E.G., complete, signed application and payment). Each Fund's NAV is determined as of the close of the regular trading session (generally 4 p.m. Eastern Time) of the New York Stock Exchange (NYSE) each day it is open. If we receive your request and payment prior to that time, your purchase price will be the NAV per share determined for that day. If we receive your request or payment after that time, the purchase will be effective on the next business day.

     The Fund or the Fund's transfer agent may enter into agreements with third parties (Servicing Agents), which hold Fund shares in omnibus accounts for their customers, under which the Servicing Agents are authorized to receive orders for Fund shares on the Fund's behalf. Under these arrangements, the Fund will be deemed to have received an order when an authorized Servicing Agent receives the order. Accordingly, customer orders will be priced at the Fund's NAV next computed after they are received by an authorized Servicing Agent even though the orders may be transmitted to the Fund by the Servicing Agent after the time the Fund calculates its NAV.

                                                                 13 - Prospectus

USAA CALIFORNIA FUNDS
--------------------------------------------------------------------------------

     If you plan to purchase Fund shares with a check, money order, traveler's check, or other similar instrument, the instrument must be written in U.S. dollars and drawn on a U.S. bank. We do not accept the following foreign instruments: checks, money orders, traveler's checks, or other similar instruments. In addition, we do not accept cash or coins.

     MINIMUM INVESTMENTS

     INITIAL PURCHASE

     *   $3,000

     ADDITIONAL PURCHASES

     * $50 minimum per transaction, per account (except on transfers from brokerage accounts into the California Money Market Fund, which are exempt from the minimum). Employees of USAA and its affiliated companies may add to an account through payroll deduction for as little as $25 per pay period with a $3,000 initial investment.

         There are no minimum initial or subsequent purchase payment amounts for investments in the Funds through USAA Strategic Fund Adviser(R), USAA Private Investment Management, USAA College Savings Plan(R), or USAA Federal Savings Bank Trust Department. In addition, a Fund may waive or lower purchase minimums in other circumstances.

     HOW TO PURCHASE BY . . .

     INTERNET ACCESS - USAA.COM

     * You can use your personal computer to perform certain mutual fund transactions by accessing our Web site. To establish access to your account, log on to USAA.COM and click on "register now" or call 800-759-8722. Once you have established Internet access, you will be able to open and fund a new mutual fund account, exchange to another fund in the USAA family of funds, make redemptions, review account activity, check balances, and more.

     TELEPHONE 800-531-8448

     * Call toll free to speak with a member service representative. Our hours of operation are Monday - Friday, 7 a.m. to 10 p.m. CT and Saturday, 8 a.m. to 5 p.m. CT.

     USAA SELF-SERVICE TELEPHONE SYSTEM 800-531-8777

     * In addition to obtaining account balance information, last transactions, current fund prices, and return information for your Fund, you can use our USAA self-service telephone system to access your Fund account to make selected purchases, exchange to another fund in the USAA family of funds, or make redemptions. This service is available with an Electronic Services Agreement (ESA) and EFT Buy/Sell authorization on file.

     MAIL

     *   To open an account, send your application and check to:

                  REGULAR MAIL:
                  USAA Investment Management Company
                  P.O. Box 659453
                  San Antonio, TX 78265-9825

                  REGISTERED OR EXPRESS MAIL:
                  USAA Investment Management Company
                  9800 Fredericksburg Road
                  San Antonio, TX 78240

     * To add to your account, send your check and the appropriate deposit stub in the business reply envelope that accompanies your Fund's transaction confirmation.

     BANK WIRE

     * To add to your account, visit our Web site at USAA.COM or call 800-531-8448 for instructions before wiring funds. This helps to ensure that your account will be credited promptly and correctly.

     ELECTRONIC FUNDS TRANSFER (EFT)

     * Additional purchases on a regular basis can be deducted from a bank account, paycheck, income-producing investment, or USAA money market fund account. Sign up for these services when opening an account. Log on to USAA.COM to establish or call 800-531-8448 to add these services.

     USAA BROKERAGE SERVICES 800-531-8343

     * To purchase new and additional shares in your USAA brokerage account, call USAA Brokerage Services for instructions. Any purchase request received in good order prior to the close of the NYSE (generally 4 p.m. Eastern Time) will receive the NAV per share determined for that day, subject to the policies and procedures of your USAA brokerage account.

HOW TO REDEEM

     You may redeem Fund shares by any of the methods described below on any day the NAV per share is calculated. Redemptions are effective on the day instructions are received in a manner as described below. However, if instructions are received after the close of the NYSE (generally 4 p.m. Eastern Time), your redemption will be effective on the next business day.

USAA California Funds - 14

--------------------------------------------------------------------------------

     We will send you your money within seven days after the effective date of redemption. With respect to the California Money Market Fund, if you call us before 10:30 a.m. Eastern Time with a same-day wire request, we will wire your redemption proceeds to you by the end of the business day. Payment for redemption of shares purchased by EFT or check is sent after the EFT or check has cleared, which could take up to seven days from the purchase date. For federal income tax purposes, a redemption is a taxable event; as such, you may realize a capital gain or loss. Such capital gains or losses are based on the difference between your cost basis in the shares originally purchased and the price of the shares received upon redemption.

     If your shares are held in your USAA brokerage account with USAA Brokerage Services, please contact USAA Brokerage Services for redemption instructions. These shares are part of your USAA brokerage account, and any redemption request received in good order prior to the close of the NYSE (generally 4 p.m. Eastern Time) will receive the NAV per share determined for that day, subject to the policies and procedures that apply to your USAA brokerage account.

     In addition, the Funds may elect to suspend the redemption of shares or postpone the date of payment in limited circumstances (E.G., if the NYSE is closed or when permitted by order of the SEC).

     HOW TO REDEEM BY . . .

     INTERNET

     *   Access USAA.COM.

     TELEPHONE

     * Call toll free 800-531-8777 to access our 24-hour USAA self-service telephone system.

     *   Call  toll  free   800-531-8448   to  speak   with  a  member   service
         representative. Our hours of operation are Monday - Friday, 7 a.m. to 10 p.m. CT and Saturday, 8 a.m. to 5 p.m. CT.

     Telephone redemption privileges are automatically established when you complete your application. Each Fund will employ reasonable procedures to confirm that instructions communicated by telephone are genuine; if it does not, it may be liable for any losses due to unauthorized or fraudulent instructions. Before any discussion regarding your account, we will obtain certain information from you to verify your identity. Additionally, your telephone calls may be recorded or monitored, and confirmations of account transactions are sent to the address of record.

     MAIL

     *   Send your written instructions to:

                REGULAR MAIL:
                USAA Investment Management Company
                P.O. Box 659453
                San Antonio, TX 78265-9825

                REGISTERED OR EXPRESS MAIL:
                USAA Investment Management Company
                9800 Fredericksburg Road
                San Antonio, TX 78240

     FAX

     *   Send a signed fax to 800-292-8177.

     CHECKWRITING

     * Checks can be issued for the California Money Market Fund account. Return a signed signature card, which accompanies your application, or request a signature card separately and return it to:

                USAA Shareholder Account Services
                P.O. Box 659453
                San Antonio, TX 78265-9825

     You will not be charged for the use of checks or any subsequent reorders. You may write checks in the amount of $250 or more. CHECKS WRITTEN FOR LESS THAN $250 MAY BE RETURNED UNPAID. Because the value of your account changes daily as dividends accrue, you may not write a check to close your account.

     USAA BROKERAGE SERVICES

     *   Call   toll  free   800-531-8343  to  speak   with  a  member   service
         representative.

HOW TO EXCHANGE

     EXCHANGE PRIVILEGE

     The exchange privilege is automatic when you complete your application. You may exchange shares among funds in the USAA family of funds, provided the shares to be acquired are offered in your state of residence. Only California residents may exchange into a California Fund.

     Exchanges made through the USAA self-service telephone system and the Internet require an Electronic Services Agreement (ESA) on file. After we receive the exchange orders, the Funds' transfer agent will simultaneously process exchange redemptions and purchases at the share prices next determined. The investment minimums applicable to share purchases also apply to exchanges. For federal income tax purposes, an exchange between funds is a taxable event; as such, you may realize a capital gain or loss. Such capital gains or losses are based on


                                                                 15 - Prospectus

USAA CALIFORNIA FUNDS
--------------------------------------------------------------------------------

     the difference between your cost basis in the shares originally purchased and the price of the shares received upon exchange.

     If your shares are held in your USAA brokerage account with USAA Brokerage Services, please contact USAA Brokerage Services regarding exchange policies. These shares will become part of your USAA brokerage account, and any exchange request received in good order prior to the close of the NYSE (generally 4 p.m. Eastern Time) will receive the NAV per share determined for that day, subject to the policies and procedures that apply to your USAA brokerage account.

     The Funds have undertaken certain authentication procedures regarding telephone transactions as previously described. In addition, each fund reserves the right to terminate or change the terms of an exchange offer.

OTHER IMPORTANT INFORMATION ABOUT PURCHASES, REDEMPTIONS, AND EXCHANGES

     ACCOUNT BALANCE

     USAA Shareholder  Account  Services,  the Funds' transfer agent, may assess annually a small balance account fee of $12 to each shareholder account with a balance of less than $2,000 at the time of assessment. Accounts exempt from the fee include: (1) any account regularly purchasing additional shares each month through an automatic investment plan; (2) any account registered under the Uniform Gifts/Transfers to Minors Act (UGMA/UTMA); (3) all (non-IRA) money market fund accounts; and (4) any account whose registered owner has an aggregate balance of $50,000 or more invested in USAA mutual funds.

     EXCESSIVE SHORT-TERM TRADING

     The USAA funds generally are not intended as short-term investment vehicles (except for the money market funds, the USAA Short-Term Bond Fund, and the USAA Tax Exempt Short-Term Fund). Some investors try to profit by using excessive short-term trading practices involving mutual fund shares, frequently referred to as "market timing."

     Excessive short-term trading activity can disrupt the efficient management of a fund and raise its transaction costs by forcing portfolio managers to first buy and then sell portfolio securities in response to a large investment by short-term traders. While there is no assurance that the USAA family of funds can deter all excessive and short-term trading, the Board of Trustees of the USAA family of funds has adopted the following policies (except for the money market funds, the USAA Short-Term Bond Fund, and the USAA Tax Exempt Short-Term Fund). These policies are designed to deter excessive short-term trading without needlessly penalizing BONA FIDE investors.

     To deter such trading activities, the USAA family of funds' policies and procedures include that each fund reserves the right to reject any purchase order, including an exchange, that it regards as disruptive to the efficient management of the particular fund.

     THE CALIFORNIA BOND FUND'S RIGHT TO REJECT PURCHASE AND
     EXCHANGE ORDERS AND LIMIT TRADING IN ACCOUNTS

     The USAA family of funds' main safeguard against excessive short-term trading is its right to reject purchase or exchange orders if in the best interest of the affected fund. In exercising this discretion to reject purchase and exchange orders, the California Bond Fund deems that certain excessive short-term trading activities are not in the best interest of the Fund because such activities can hamper the efficient management of the Fund. Generally, persons who engage in an "in and out" (or "out and in") transaction within a 30-day period will violate the USAA Funds' policy if they engage in another "in and out" (or "out and in") transaction in the same fund within 90 days. The California Bond Fund also reserves the right to restrict future purchases if an investor is classified as engaged in other patterns of excessive short-term trading, including after one large disruptive purchase and redemption. Finally, the California Bond Fund reserves the right to reject any other purchase or exchange order in other situations that do not involve excessive short-term trading activities if in the best interest of the Fund.

     The following transactions are exempt from the excessive short-term trading activity policies described above:

     * Transactions in the money market funds, USAA Short-Term Bond Fund, and USAA Tax Exempt Short-Term Fund;

     * Purchases and sales pursuant to automatic investment or withdrawal plans;

     * Purchases and sales made through USAA Strategic Fund Adviser(R), USAA Private Investment Management, USAA College Savings Plan(R), or USAA Federal Savings Bank Trust Department; and

     * Other transactions that are not motivated by short-term trading considerations if they are approved by transfer agent management personnel and are not disruptive to a fund.

     If a person is classified as engaged in excessive short-term trading, the remedy will depend upon the trading activities of the investor in the account and related accounts and its disruptive effect, and can include warnings to cease such activity and/or restrictions or termination of trading privileges in a particular fund or all funds in the USAA family of funds.

USAA California Funds - 16

--------------------------------------------------------------------------------

     The USAA family of funds relies on its transfer agent to review trading activity for excessive short-term trading. There can be no assurance, however, that our monitoring activities will successfully detect or prevent all excessive short-term trading.

     Some investors purchase USAA fund shares through financial intermediaries that establish omnibus accounts to invest in the USAA family of Funds for their clients and submit net orders to purchase or redeem shares after combining their client orders. The USAA family of funds subject to the short-term trading policies generally treat each omnibus account as an individual investor and will apply the short-term trading policies to the net purchases and sales submitted by the omnibus account unless the funds or their transfer agent have entered into an agreement requiring the omnibus account to submit the underlying trading information for their clients upon our request. For those omnibus accounts for which we have entered into agreements to provide underlying trade information, the USAA family of funds reviews net activity in these omnibus accounts for activity that indicates potential, excessive short-term trading activity. If we detect suspicious trading activity at the omnibus account level, we will request underlying trading information and review the underlying trading activity for individual accounts to identify individual accounts engaged in excessive short-term trading activity. We will instruct the omnibus account to restrict, limit, or terminate trading privileges in a particular fund for individual accounts identified as engaging in excessive short-term trading through these omnibus accounts.

     Because of the increased costs to review underlying trading information, the USAA family of funds will not enter into agreements with every financial intermediary who operates an omnibus account. The USAA family of funds or their transfer agent could decide to enter into such contracts with financial intermediaries for all funds or particular funds, and can terminate such agreements at any time.

     OTHER FUND RIGHTS

     Each Fund reserves the right to:

     * Reject or restrict purchase or exchange orders when in the best interest of the Fund;

     * Limit or discontinue the offering of shares of the Fund without notice to the shareholders;

     * Calculate the NAV per share and accept purchase, exchange, and redemptions orders on a business day that the NYSE is closed;

     * Require a signature guarantee for transactions or changes in account information in those instances where the appropriateness of a signature authorization is in question (the statement of additional information contains information on acceptable guarantors);

     *   Redeem an account with less than $250, with certain limitations; and

     * Restrict or liquidate an account when necessary or appropriate to comply with federal law.

SHAREHOLDER INFORMATION

     CURRENT PRICE, YIELD, AND TOTAL RETURN INFORMATION

     For the most current price, yield, and total return information for these Funds, you may call the USAA self-service telephone system at 800-531-8777. Say mutual fund quotes then say the fund name or FUND NUMBER of the fund on which you would like to receive information.

     ============================================================
     [ARROW] FUND NUMBER
             California Bond Fund                        60
             California Money Market Fund                61
     ============================================================

     Additionally, you may find the most current price of your Fund's shares in the business section of your newspaper in the mutual fund section under the heading "USAA Group" and the appropriate NEWSPAPER SYMBOL. If you prefer to obtain this information from an online computer service, you can do so by using its TICKER SYMBOL.

     =================================================
     [ARROW] NEWSPAPER SYMBOL
             California Bond Fund             CA Bd

     [ARROW] TICKER SYMBOL
             California Bond Fund             USCBX
             California Money Market Fund     UCAXX
     =================================================

     You may also access this information through our USAA.COM Web site once you have established Internet access. In addition, you may see a Fund's total return quoted in advertisements and reports. You may also see a comparison of a Fund's performance to that of other mutual funds with similar investment objectives and to stock or relevant indices. You must remember that historical performance does not necessarily indicate what will happen in the future.

                                                                17 - Prospectus

USAA CALIFORNIA FUNDS
--------------------------------------------------------------------------------

     SHARE PRICE CALCULATION

     The price at which you purchase and redeem Fund shares is equal to the NET ASSET VALUE (NAV) PER SHARE determined on the effective date of the purchase or redemption. You may buy and sell Fund shares at the NAV per share without a sales charge. Each Fund's NAV per share is calculated as of the close of the NYSE (generally 4 p.m. Eastern Time) each day that the NYSE is open for regular trading. The NYSE is closed on most national holidays and Good Friday.

     ===========================================================
                               TOTAL ASSETS - TOTAL LIABILITIES
     [ARROW]  NAV PER SHARE =  --------------------------------
                                NUMBER OF SHARES OUTSTANDING
     ===========================================================

     VALUATION OF SECURITIES

     Securities of the California Bond Fund are generally traded in the over-the-counter market and are valued each business day by a pricing service (the Service) approved by the Fund's Board of Trustees. The Service uses the mean between quoted bid and asked prices or the last sales price to price securities when, in the Service's judgment, these prices are readily available and are representative of the securities' market values. For many securities, such prices are not readily available. The Service generally prices those securities based on methods that include consideration of yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers in securities; and general market conditions. In addition, securities with original or remaining maturities of 60 days or less and all securities of the California Money Market Fund are valued at amortized cost, which approximates market value. Repurchase agreements are valued at cost.

     Investments in open-end investment companies are valued at their net asset value at the end of each business day. Futures contracts are valued at the last quoted sales price.

     Securities for which market quotations are not readily available or are considered unreliable, or whose values have been materially affected by events occurring after the close of their primary markets but before the pricing of the Fund, are valued in good faith by us at fair value using valuation procedures approved by the Funds' Board of Trustees. The effect of fair value pricing is that securities may not be priced on the basis of quotations from the primary market in which they are traded, and the actual price realized from the sale of a security may differ materially from the fair value price. Valuing these securities at fair value is intended to cause a Fund's NAV to be more reliable than it otherwise would be.

     Fair value methods used by the California Bond Fund include, but are not limited to, obtaining market quotations from secondary pricing services, broker-dealers, or widely used quotations systems. General factors considered in determining the fair value of securities include fundamental analytical data, the nature and duration of any restrictions on disposition of the securities, and an evaluation of the forces that influences the market in which the securities are purchased and sold.

     For additional information on how securities are valued, see VALUATION OF SECURITIES in the Funds' statement of additional information.

     DIVIDENDS AND OTHER DISTRIBUTIONS

     Distributions from each Fund's net investment income are declared daily and paid on the last business day of the month. Dividends begin accruing on shares the day following their purchase date. When buying shares of the California Money Market Fund through a federal funds wire, however, you can begin earning dividends immediately on the day your instructions to purchase are received if you pay for your purchase by bank wire transfer prior to 10:30 a.m. Eastern Time on the same day. For both Funds, dividends continue to accrue to the effective date of redemption. If you redeem shares of the California Money Market Fund with a same-day wire request before 10:30 a.m. Eastern Time, however, the shares will not earn dividends that same day.

     Ordinarily, any realized capital gain distributions will be paid in December of each year. The Funds may make additional distributions to shareholders when considered appropriate or necessary. For example, a Fund could make an additional distribution to avoid the imposition of any federal income or excise tax.

     We will automatically reinvest all NET INVESTMENT INCOME DIVIDENDS and REALIZED CAPITAL GAIN DISTRIBUTIONS in additional shares of the distributing Fund unless you request to receive these distributions by way of electronic funds transfer. The share price will be the NAV of the Fund shares computed on the ex-distribution date. Any realized capital gain distributions made by the California Bond Fund will reduce the NAV per share by the amount of the distribution on the ex-distribution date. You should consider carefully the effects of purchasing shares of the California Bond Fund shortly before any realized capital gain distribution. Some or all of these distributions are subject to taxes. We will invest in your account any dividend or other distribution returned to us by your financial institution at the current NAV per share.

================================================================================
[ARROW] NET INVESTMENT INCOME DIVIDENDS PAYMENTS TO SHAREHOLDERS OF INCOME FROM DIVIDENDS AND INTEREST GENERATED BY A FUND'S INVESTMENTS.

[ARROW] REALIZED CAPITAL GAIN DISTRIBUTIONS PAYMENTS TO SHAREHOLDERS OF GAINS REALIZED ON SECURITIES THAT A FUND HAS SOLD AT A PROFIT, MINUS ANY REALIZED LOSSES.
================================================================================

USAA California Funds - 18

--------------------------------------------------------------------------------

     TAXES

     The following tax information is quite general and refers to the federal income tax law in effect as of the date of this prospectus. While we manage the Funds so that at least 80% of each Fund's annual interest income will be exempt from federal and state income taxes, we may invest up to 20% of each Fund's assets in securities that generate income not exempt from those taxes. The interest income exemption for federal income tax purposes does not necessarily mean that the income is exempt under the income or other tax laws of any state or local taxing authority. A Fund's interest income also may be a tax preference item for purposes of the AMT. As discussed earlier on page 9, net capital gain distributed by or reinvested in a Fund will be taxable. In addition, gains, if any, on the redemption of a Fund's shares are taxable. A 15% maximum federal income tax rate will apply to individual shareholders (1) through December 31, 2010 for gains on redemptions of Fund shares held for more than one year and (2) to the Fund's net capital gain distributions from realized gains through March 31, 2011 on the sale or exchange of the Fund's capital assets held for more than one year. Although that rate also applies to certain taxable dividends, it is not expected that either Fund's income dividends will qualify for that rate. Because each investor's tax circumstances are unique and because the tax laws are subject to change, we recommend that you consult your tax adviser about your investment.

     WITHHOLDING

     Federal law requires each Fund to withhold (referred to as "backup withholding") and remit to the U.S. Treasury 28% of (1) taxable net investment income dividends, realized capital gain distributions, and proceeds of redemptions (other than redemptions of California Money Market Fund shares) otherwise payable to any non-corporate shareholder who fails to furnish the Fund with a correct taxpayer identification number and (2) those dividends and distributions otherwise payable to any such shareholder who:

     *   Underreports dividend or interest income or

     *   Fails to certify that he or she is not subject to backup withholding.

     To avoid this withholding requirement, you must certify, on your application or on a separate IRS Form W-9 supplied by the Fund's transfer agent, that your taxpayer identification number is correct and you are not currently subject to backup withholding.

     REPORTING

     Each Fund will report information to you annually concerning the tax status of dividends and other distributions for federal income tax purposes, including the portion of the dividends constituting a tax preference item for purposes of the federal AMT and the percentage and source (by state) of interest income earned on tax-exempt securities held by that Fund during the preceding year.

     CALIFORNIA TAXATION

     The following is only a summary of some of the important California personal income tax considerations generally affecting the Funds and their shareholders. This discussion is not intended as a substitute for careful planning. As a potential investor in the Funds, you should consult your tax adviser with specific reference to your own tax situations.

     California law relating to the taxation of regulated investment companies was generally conformed to federal law effective January 1, 2005. Any portion of the dividends paid by the Funds and derived from interest on obligations that pay interest (when such obligations are held by an individual) which is excludable from California personal income under California or federal law including obligations of certain territories and possessions of the United States such as Puerto Rico, the Virgin Islands, or Guam (Tax-Exempt Obligations) will be exempt from California personal income tax (although not from the California franchise tax) if, as of the close of each quarter, at least 50% of the value of each Fund's assets consists of Tax-Exempt Obligations and the Funds designate the Tax-Exempt Obligations as exempt-interest dividends in a written notice mailed to the shareholders not later than 60 days after the close of the taxable year. To the extent a portion of the dividends is derived from interest on debt obligations other than those described directly above, such portion will be subject to the California personal income tax (including, the alternative minimum tax) and corporate income tax even though it may be excludable from gross income for federal income tax purposes. In addition, distributions of short-term capital gains realized by the Funds will be taxable to the shareholders as ordinary income. If shares of the Funds that are sold at a loss have been held six months or less, the loss will be disallowed to the extent of any exempt-interest dividends received on such shares.

     With respect to non-corporate shareholders, California does not treat tax-exempt interest as a tax preference item for purposes of its alternative minimum tax. Corporations subject to the California franchise tax that invest in the Funds will not be entitled to exclude California exempt-interest dividends from gross income for franchise tax purposes.
     Interest on indebtedness incurred to purchase or carry shares of an investment company paying exempt-interest dividends, such as the Funds, will not be deductible by the shareholder for California personal income tax purposes.

                                                                 19 - Prospectus

USAA CALIFORNIA FUNDS
--------------------------------------------------------------------------------

     SHAREHOLDER MAILINGS

     HOUSEHOLDING

     Through our ongoing efforts to help reduce Fund expenses, each household will receive a single copy of the Funds' most recent financial reports and prospectus even if you or a family member own more than one account in the Funds. For many of you, this eliminates duplicate copies and saves paper and postage costs to the Funds. However, if you would like to receive individual copies, please contact us and we will begin your individual delivery within 30 days of your request.

     ELECTRONIC DELIVERY

     Log on to USAA.COM and sign up to receive your statements, confirmations, financial reports, and prospectuses via the Internet instead of through the mail.

FINANCIAL HIGHLIGHTS

     The following financial highlights tables are intended to help you understand each Fund's financial performance for the past five years. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all net investment income and realized capital gain distributions).

     The information has been audited by Ernst & Young LLP, an independent registered public accounting firm, whose report, along with the Funds' financial statements, are included in the annual report, which is available upon request.

USAA California Funds - 20

--------------------------------------------------------------------------------

CALIFORNIA BOND FUND

                                                                 YEAR ENDED MARCH 31,
                                          ------------------------------------------------------------
                                             2007       2006         2005          2004        2003
                                          ------------------------------------------------------------

Net asset value at beginning of period    $   11.07   $   11.12    $   11.31    $   11.25    $   10.73
                                          ------------------------------------------------------------
Income (loss) from investment operations:
   Net investment income                        .48         .48          .49          .49          .51
                                          ------------------------------------------------------------
   Net realized and unrealized gain (loss)      .10        (.00)(a)     (.15)         .12          .52
                                          ------------------------------------------------------------
Total from investment operations                .58         .48          .34          .61         1.03
                                          ------------------------------------------------------------
Less distributions:
   From net investment income                  (.48)       (.48)        (.49)        (.49)        (.51)
   From realized capital gains                 (.13)       (.05)        (.04)        (.06)          -
                                          ------------------------------------------------------------
Total distributions                            (.61)       (.53)        (.53)        (.55)        (.51)
                                          ------------------------------------------------------------
Net asset value at end of period          $   11.04   $   11.07    $   11.12    $   11.31    $   11.25
                                          ============================================================
Total return (%)*                              5.31        4.34         3.07         5.54         9.74

Net assets at end of period (000)         $ 725,961   $ 694,755    $ 669,171    $ 674,807    $ 700,665

Ratio of expenses to average
   net assets (%)**(b)                          .53         .56          .57          .58          .54

Ratio of net investment
   income to average net assets (%)**          4.33        4.28         4.38         4.36         4.58

Portfolio turnover (%)                        30.61       36.98        13.61        20.71        25.61

* Assumes reinvestment of all net investment income and realized capital gain distributions during the period.

**   For the year ended March 31, 2007, average net assets were $704,410,000.

(a)  Represents less than $0.01 per share.

(b)  Reflects  total  operating  expenses of the Fund before  reductions  of any expenses paid indirectly. The Fund's expenses paid indirectly decreased the expense ratios as follows:
                                              (.01%)      (.00%)(+)    (.00%)(+)    (.00%)(+)    (.00%)(+)
     (+) Represents less than 0.01% of average net assets.

                                                                 21 - Prospectus

USAA CALIFORNIA FUNDS
--------------------------------------------------------------------------------

CALIFORNIA MONEY MARKET FUND

                                                       YEAR ENDED MARCH 31,
                                          ------------------------------------------------------------
                                            2007       2006          2005         2004         2003
                                          ------------------------------------------------------------
Net asset value at beginning of period    $    1.00   $    1.00    $    1.00    $    1.00    $    1.00
                                          ------------------------------------------------------------
Income from investment operations:
   Net investment income                        .03         .02          .01          .01          .01
   Net realized and unrealized gain             .00(a)       -            -           .00(a)         -
                                          ------------------------------------------------------------
Total from investment operations                .03         .02          .01          .01          .01
                                          ------------------------------------------------------------
Less distributions:
   From net investment income                  (.03)       (.02)        (.01)        (.01)        (.01)
                                          ------------------------------------------------------------
Net asset value at end of period          $    1.00   $    1.00    $    1.00    $    1.00    $    1.00
                                          ============================================================
Total return (%)*                              3.10(c)     2.28          .99          .64         1.13

Net assets at end of period (000)         $ 556,726   $ 510,915    $ 459,510    $ 466,287    $ 482,585

Ratio of expenses to
   average net assets (%)**(b)                  .50(c)      .49          .50          .50          .50

Ratio of net investment income
   to average net assets (%)**                 3.06        2.26          .99          .64         1.12


* Assumes reinvestment of all net investment income distributions during the period.

**   For the year ended March 31, 2007, average net assets were $524,080,000.

(a)  Represents less than $0.01 per share.

(b) Reflects total operating expenses of the Fund before reductions of any expenses paid indirectly. The Fund's expenses paid indirectly decreased the expense ratios as follows:

                                              (.00%)(+)   (.01%)       (.00%)(+)    (.00%)(+)    (.00%)(+)
     (+) Represents less than 0.01% of average net assets.

(c) For the year ended March 31, 2007, the Manager voluntarily reimbursed the Fund for excise tax incurred. The reimbursement had no effect on the Fund's total return or ratio of expenses to average net assets.

USAA California Funds - 22

                                   APPENDIX A
--------------------------------------------------------------------------------

TAXABLE-EQUIVALENT YIELD TABLE

COMBINED 2007 FEDERAL AND CALIFORNIA STATE INCOME TAX RATES

Assuming a Federal Marginal Tax Rate of:       25.0%       28.0%       33.0%        35.0%

and a State Rate of:                            8.0%        9.3%        9.3%         9.3%

The Effective Marginal Tax Rate Would be:     31.00%(a)   34.70%(b)   39.23%(c)    41.05%(d)

To Match a Double Tax-Free Yield of:      A Fully Taxable Investment Would Have to Pay You:

                                ============================================================
                                  1.00%        1.45%       1.53%       1.65%        1.70%
                                ------------------------------------------------------------
                                  1.50%        2.17%       2.30%       2.47%        2.54%
                                ------------------------------------------------------------
                                  2.00%        2.90%       3.06%       3.29%        3.39%
                                ------------------------------------------------------------
                                  2.50%        3.62%       3.83%       4.11%        4.24%
                                ------------------------------------------------------------
                                  3.00%        4.35%       4.59%       4.94%        5.09%
                                ------------------------------------------------------------
                                  3.50%        5.07%       5.36%       5.76%        5.94%
                                ------------------------------------------------------------
                                  4.00%        5.80%       6.13%       6.58%        6.78%
                                ------------------------------------------------------------
                                  4.50%        6.52%       6.89%       7.41%        7.63%
                                ------------------------------------------------------------
                                  5.00%        7.25%       7.66%       8.23%        8.48%
                                ------------------------------------------------------------
                                  5.50%        7.97%       8.42%       9.05%        9.33%
                                ------------------------------------------------------------
                                  6.00%        8.70%       9.19%       9.87%        10.18%
                                ------------------------------------------------------------
                                  6.50%        9.42%       9.95%       10.70%       11.03%
                                ------------------------------------------------------------
                                  7.00%        10.14%     10.72%       11.52%       11.87%
                                ============================================================

(a) Federal Rate of 25% + (California State Rate of 8.0% x (1-25%))

(b) Federal Rate of 28% + (California State Rate of 9.3% x (1-28%))

(c) Federal Rate of 33% + (California State Rate of 9.3% x (1-33%))

(d) Federal Rate of 35% + (California State Rate of 9.3% x (1-35%))

     A fully taxable investment is a bond that pays taxable interest or a mutual fund that pays dividends that are attributable to taxable interest. This table is a hypothetical illustration and should not be considered an indication of Fund performance of any of the USAA family of funds. These rates were selected as examples that would be relevant to most taxpayers.

                                                                 23 - Prospectus

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                      San Antonio, Texas  78288
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================================================================================
If you would like more information about the Funds, you may call 800-531-8181 to request a free copy of the Funds' statement of additional information (SAI), annual or semiannual reports, or to ask other questions about the Funds. The SAI has been filed with the Securities and Exchange Commission (SEC) and is legally a part of this prospectus. In each Fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected a Fund's performance during the last fiscal year. Each Fund's annual and semiannual reports also can be viewed on USAA.COM. A complete description of the Funds' policies and procedures with respect to the disclosure of the Funds' portfolio securities is available in the Funds' SAI. The SAI is not available on USAA.COM because of cost considerations and lack of investor demand.

To view these documents, along with other related documents, you can visit the EDGAR database on the SEC's Web site (www.sec.gov) or the Commission's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room can be obtained by calling 202-551-8090. Additionally, copies of this information can be obtained, after payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section of the Commission, Washington, DC 20549-0102.
================================================================================

[USAA EAGLE LOGO ]   WE KNOW WHAT IT MEANS TO SERVE.(R)
                     ------------------------------------
                       INSURANCE * MEMBER SERVICES

                                                              [GRAPHIC OMITTED]
                                                                      Recycled
                                                                      Paper

14254-0807      Investment Company Act File No. 811-7852          (C)2007, USAA.
                                                            All rights reserved.

                                     Part A

                               Prospectus for the
                          Florida Tax-Free Income and
                      Florida Tax-Free Money Market Funds

[USAA
EAGLE
LOGO (R)]
               USAA FLORIDA Funds
               Florida Tax-Free Income Fund
               Florida Tax-Free Money Market Fund


                         P r o s p e c t u s

                                             [GRAPHIC OMITTED]




     August 1, 2007


As with other mutual funds, the Securities and Exchange Commission has not approved or disapproved of these Funds' shares or determined whether this prospectus is accurate or complete. Anyone who tells you otherwise is committing a crime.

TABLE OF CONTENTS
--------------------------------------------------------------------------------

What Are Each Fund's Investment
Objectives and Principal Strategies?                               2

What Are the Principal Risks of
Investing in These Funds?                                          2

Could the Value of Your Investment
in These Funds Fluctuate?                                          3

Fees and Expenses                                                  6

Fund Investments                                                   7

Fund Management                                                   11

Using Mutual Funds in an
Investment Program                                                13

How to Invest                                                     13

How to Redeem                                                     14

How to Exchange                                                   15

Other Important Information
About Purchases, Redemptions,
and Exchanges                                                     16

Shareholder Information                                           17

Financial Highlights                                              20

USAA FLORIDA FUNDS
--------------------------------------------------------------------------------

USAA INVESTMENT MANAGEMENT COMPANY (IMCO) MANAGES THESE FUNDS. FOR EASIER READING, IMCO WILL BE REFERRED TO AS "WE" OR "US" THROUGHOUT THE PROSPECTUS.

WHAT ARE EACH FUND'S INVESTMENT
OBJECTIVES AND PRINCIPAL STRATEGIES?

     Each Fund has a common objective of providing Florida investors with a high level of current interest income that is exempt from federal income taxes and shares that are exempt from the Florida intangible personal property tax. The Florida Tax-Free Money Market Fund has a further objective of preserving capital and maintaining liquidity. Each Fund has separate investment policies to achieve its objective.

     Effective January 1, 2007, the state of Florida repealed the intangible personal property tax. In light of this change, it is expected that each Fund will focus on the component of its investment objective that seeks to provide Florida investors with a high level of current income that is exempt from federal income taxes.

     FLORIDA TAX-FREE INCOME FUND

     The Florida Tax-Free Income Fund primarily invests in long-term investment-grade Florida tax-exempt securities. During normal market conditions, at least 80% of the Fund's net assets will consist of Florida tax-exempt securities. The Fund's dollar-weighted average portfolio maturity is not restricted, but is expected to be greater than ten years.

     FLORIDA TAX-FREE MONEY MARKET FUND

     The Florida Tax-Free Money Market Fund invests in high-quality Florida tax-exempt securities with remaining maturities of 397 days or less. During normal market conditions, at least 80% of the Fund's net assets will consist of Florida tax-exempt securities.

WHAT ARE THE PRINCIPAL RISKS OF
INVESTING IN THESE FUNDS?

     The principal risks of investing in these Funds are credit risk, interest rate risk, management risk, call risk, and structural risk.

     CREDIT RISK: The possibility that a borrower cannot make timely interest and principal payments on its securities. The securities in each Fund's portfolio are subject to credit risk. The Funds accept some credit risk as a recognized means to enhance investors' return. All securities varying from the highest quality to very speculative have some degree of credit risk. We attempt to minimize the Funds' overall credit risks by:

     |X| Primarily investing in securities considered at least investment grade at the time of purchase. Nevertheless, even investment-grade securities are subject to some credit risk. In addition, the ratings of securities are the rating agencies' estimates of the credit quality of the securities. The ratings may not take into account every risk related to whether interest or principal will be repaid on a timely basis.

     |X| When evaluating potential investments for the Funds, our credit analysts also independently assess credit risk and its impact on the Funds' portfolios.

     |X| Diversifying the Funds' portfolios by investing in securities of a large number of unrelated issuers, which reduces a Fund's exposure to the risks of an investment in the securities of any one issuer or group of issuers. We invest in many securities with slightly different risk characteristics and across different economic sectors and geographic regions. If a random credit event should occur, such as a default, a Fund would suffer a much smaller loss than if the Fund were concentrated in relatively large holdings with highly correlated risks.

     Securities rated below investment grade (junk or high-yield bonds) should be regarded as speculative because their issuers are more susceptible to financial setbacks and recession than more creditworthy companies. If a Fund invests in securities whose issuers develop unexpected credit problems, the Fund's price could decline. Changes in economic conditions or other circumstances are more likely to lead to a weakened capability to make principal and interest payments on these securities than is the case for higher-rated securities.

     INTEREST RATE RISK: The possibility that the value of each Fund's investments will decline because of an increase in interest rates, adverse changes in supply and demand for tax-exempt securities, or other market factors. As mutual funds investing in bonds, the Funds are subject to the risk that the market value of the bonds will decline because of rising interest rates. Bond prices are linked to the prevailing market interest rates. In general, when interest rates rise, bond prices fall and when interest rates fall, bond prices rise. The price volatility of a bond also depends on its maturity. Generally, the longer the maturity of a bond, the greater its sensitivity to interest rates. To compensate investors for this higher market risk, bonds with longer maturities generally offer higher yields than bonds with shorter maturities.

     |X| IF INTEREST RATES INCREASE: The yield of each Fund may increase. In addition, the market value of the Florida Tax-Free Income Fund's securities will likely decline, adversely affecting the Fund's net asset value and total return.

USAA Florida Funds - 2

--------------------------------------------------------------------------------

     |X| IF INTEREST RATES DECREASE: The yield of each Fund may decrease. In addition, the market value of the Florida Tax-Free Income Fund's securities may increase, which would likely increase the Fund's net asset value and total return.

     The credit and interest rate risks may be magnified because each Fund concentrates its investments in Florida tax-exempt securities.

     MANAGEMENT RISK. The possibility that the investment techniques and risk analyses used by each Fund's managers will not produce the desired results. These Funds are subject to management risk because each Fund is actively managed. There is no guarantee that the investment techniques and risk analyses used by the Funds' managers will produce the desired results.

     CALL RISK. Many municipal bonds may be "called," or redeemed, by the issuer before the stated maturity. During a period of declining interest rates, an issuer would call, or refinance, a higher-yielding bond for the same reason that a homeowner would refinance a home mortgage. Interest rates must drop sufficiently so that the savings more than offset the cost of refinancing.

     |X| Intermediate- and long-term municipal bonds have the greatest call risk, because most municipal bonds may not be called until after ten years from the date of issue. The period of "call protection" may be longer or shorter than ten years, but regardless, bonds purchased closest to the date of issue will have the most call protection. Typically, bonds with original maturities of ten years or less are not callable.

     |X| Although investors certainly appreciate the rise in bond prices when interest rates drop, falling interest rates create the environment necessary to "call" the higher-yielding bonds from your Fund. When bonds are called, a Fund is affected in several ways. Most likely, we must reinvest the bond-call proceeds at lower interest rates. The Fund's income may drop as a result. The Fund may also realize a taxable capital gain.

     STRUCTURAL RISK. Some tax-exempt securities, referred to as "synthetic instruments," are created by combining an intermediate- or long-term municipal bond with a right to sell the instrument back to the remarketer or liquidity provider for repurchase on short notice, referred to as a "tender option." Usually, the tender option is backed by a letter of credit or similar guarantee from a bank. The guarantee, however, is typically conditional, which means that the bank is not required to pay under the guarantee if there is a default by the municipality or if certain other events occur. These types of instruments involve special risks, referred to as "structural risk." For example, because of the structure of a synthetic instrument, there is a risk that the instrument will lose its tax-exempt treatment or that we will not be able to exercise our tender option. We will not purchase a synthetic instrument unless counsel for the issuer has issued an opinion that the instrument is entitled to tax-exempt treatment. In addition, we will not purchase a synthetic instrument for the Florida Tax-Free Money Market Fund unless we believe there is only minimal risk that we will not be able to exercise our tender option at all times.

     OTHER RISKS. Because any investment involves risk, there is no assurance that the Funds' objectives will be achieved. As you consider an investment in either Fund, you should also take into account your tolerance for the daily fluctuations of the financial markets and whether you can afford to leave your money in the investment for long periods of time to ride out down periods. As with other mutual funds, losing money is a risk of investing in the Funds.

     An investment in either Fund is not a deposit of USAA Federal Savings Bank, or any other bank, and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Florida Tax-Free Money Market Fund seeks to preserve the value of your investment at $1 per share, it is possible to lose money by investing in the Fund.

     You can find more detailed information about the risks you will face as a Fund shareholder in the statement of additional information.

COULD THE VALUE OF YOUR INVESTMENT
IN THESE FUNDS FLUCTUATE?

     Yes, it could. In fact, the value of your investment in the Florida Tax-Free Income Fund will fluctuate with the changing market values of the investments in the Fund. We manage the Florida Tax-Free Money Market Fund in accordance with strict Securities and Exchange Commission (SEC) guidelines designed to preserve the Fund's value at $1 per share, although, of course, we cannot guarantee that the value will remain at $1 per share.

     The value of the securities in which the Florida Tax-Free Income Fund invests typically fluctuates inversely with changes in the general level of interest rates. Changes in the creditworthiness of issuers and changes in other market factors such as the relative supply of and demand for tax-exempt securities also create value fluctuations.

     The bar charts shown on the following pages illustrate each Fund's volatility and performance from year to year for each full calendar year over the past ten years.

                                                                  3 - Prospectus

USAA FLORIDA FUNDS
--------------------------------------------------------------------------------

     TOTAL RETURN

     All mutual funds must use the same formula to calculate TOTAL RETURN.

         ====================================================================
         [ARROW] TOTAL RETURN MEASURES THE PRICE CHANGE IN A SHARE ASSUMING
                 THE REINVESTMENT OF ALL NET INVESTMENT INCOME AND REALIZED CAPITAL GAIN DISTRIBUTIONS.
         ====================================================================

FLORIDA TAX-FREE INCOME FUND

[BAR CHART]
ANNUAL RETURNS FOR PERIODS ENDED 12/31

                         CALENDAR YEAR         TOTAL RETURN
                             1997                 11.16%
                             1998                  6.36%
                             1999                 -6.33%
                             2000                 12.87%
                             2001                  4.99%
                             2002                  8.75%
                             2003                  6.52%
                             2004                  4.74%
                             2005                  3.44%
                             2006                  4.77%

                          SIX-MONTH YTD TOTAL RETURN
                                 -0.21% (6/30/07)

                   BEST QUARTER*             WORST QUARTER*
                   5.13% 4th Qtr. 2000       -2.67% 3rd Qtr. 1999

[footnote]
        * Please note that "Best Quarter" and "Worst Quarter" figures are applicable only to the time period covered by the bar chart.


     The following table shows how the Florida Tax-Free Income Fund's average annual total returns for the periods indicated compared to those of relevant securities market indices. The after-tax returns are shown in two ways: (1) assumes that you owned the Fund during the entire period and paid taxes on the Fund's distributions of taxable net investment income or realized capital gains and (2) assumes that you paid taxes on the Fund's distributions of taxable net investment income or realized capital gains and sold all shares at the end of each period.

     After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In certain situations, the return after taxes on distributions and sale of fund shares may be higher than the other return amounts. A higher after-tax return may result when a capital loss occurs upon redemption and translates into an assumed tax deduction that benefits the shareholder. The actual after-tax returns depend on your tax situation and may differ from those shown.

     Remember,   historical  performance  (before  and  after  taxes)  does  not necessarily indicate what will happen in the future.

================================================================================
                          AVERAGE ANNUAL TOTAL RETURNS
                     FOR THE PERIODS ENDED DECEMBER 31, 2006
                                                                         SINCE
                                        PAST       PAST       PAST     INCEPTION
                                       1 YEAR     5 YEARS   10 YEARS    10/01/93
--------------------------------------------------------------------------------
Return Before Taxes                     4.77%       5.63%     5.61%      5.13%
--------------------------------------------------------------------------------
Return After Taxes on Distributions     4.77%       5.63%     5.61%      5.13%
--------------------------------------------------------------------------------
Return After Taxes on Distributions
and Sale of Fund Shares                 4.62%       5.48%     5.52%      5.10%
--------------------------------------------------------------------------------
Lehman Brothers Municipal Bond Index*
(reflects no deduction for fees,
expenses, or taxes)                      4.84%       5.53%     5.76%      5.62%+
--------------------------------------------------------------------------------
Lipper Florida Municipal Debt
Funds Index**
(reflects no deduction for taxes)       4.90%       5.00%     4.95%      4.81%+
--------------------------------------------------------------------------------
[footnotes]
* The Lehman Brothers Municipal Bond Index is an unmanaged benchmark of total return performance for the long-term, investment-grade, tax-exempt bond market.

 ** The Lipper Florida Municipal Debt Funds Index tracks the total return performance of the 10 largest funds within this category. This category includes funds that limit their assets to those securities that are exempt from taxation in the state of Florida.

 + The performance of the Lehman Brothers Municipal Bond Index and the Lipper Florida Municipal Debt Funds Index is calculated with a commencement date of September 30, 1993, while the Fund's inception date is October 1, 1993. There may be a slight variation in the comparative performance numbers because of this difference.

    NONE OF THE FLORIDA TAX-FREE INCOME FUND'S RETURN WAS A TAX PREFERENCE ITEM FOR PURPOSE OF THE FEDERAL ALTERNATIVE MINIMUM TAX.
================================================================================

USAA Florida Funds - 4

--------------------------------------------------------------------------------

FLORIDA TAX-FREE MONEY MARKET FUND

[BAR CHART]
ANNUAL RETURNS FOR PERIODS ENDED 12/31

                         CALENDAR YEAR         TOTAL RETURN
                             1997                  3.33%
                             1998                  3.17%
                             1999                  2.97%
                             2000                  3.75%
                             2001                  2.53%
                             2002                  1.07%
                             2003                  0.64%
                             2004                  0.77%
                             2005                  1.95%
                             2006                  2.95%

                          SIX-MONTH YTD TOTAL RETURN
                                 1.53% (6/30/07)

       BEST QUARTER*                        WORST QUARTER*
       1.00% 2nd Qtr. 2000              0.12% 3rd Qtr. 2003

[footnote]
        * Please note that "Best Quarter" and "Worst Quarter" figures are applicable only to the time period covered by the bar chart.

The following table shows the Florida Tax-Free Money Market Fund's average annual total returns for the periods indicated. Remember, historical performance does not necessarily indicate what will happen in the future.


================================================================================
                          AVERAGE ANNUAL TOTAL RETURNS
                    FOR THE PERIODS ENDED DECEMBER 31, 2006
                                                                         SINCE
                                        PAST       PAST       PAST     INCEPTION
                                       1 YEAR     5 YEARS   10 YEARS    10/01/93
--------------------------------------------------------------------------------
Florida Tax-Free Money Market Fund      2.95%      1.47%      2.31%       2.48%
--------------------------------------------------------------------------------

NONE OF THE FLORIDA TAX-FREE MONEY MARKET FUND'S RETURN WAS A TAX PREFERENCE ITEM FOR PURPOSE OF THE FEDERAL ALTERNATIVE MINIMUM TAX.
===============================================================================

                                                                  5 - Prospectus

USAA FLORIDA FUNDS
--------------------------------------------------------------------------------

     YIELD

     All mutual funds must use the same formulas to calculate YIELD and EFFECTIVE YIELD.

     ===========================================================================
      [ARROW] YIELD IS THE ANNUALIZED NET INVESTMENT INCOME OF THE FUND DURING A SPECIFIED PERIOD AS A PERCENTAGE OF THE FUND'S SHARE PRICE AT THE END OF THE PERIOD.

      [ARROW] EFFECTIVE YIELD IS CALCULATED SIMILAR TO THE YIELD; HOWEVER, WHEN ANNUALIZED, THE NET INVESTMENT INCOME EARNED IS ASSUMED TO BE REINVESTED.
     ===========================================================================

     FLORIDA TAX-FREE INCOME FUND

     The Florida Tax-Free Income Fund may advertise performance in terms of a 30-day yield quotation or a tax-equivalent yield. The Fund's 30-day yield for the period ended December 31, 2006, was 3.52%.

     FLORIDA TAX-FREE MONEY MARKET FUND

     The Florida Tax-Free Money Market Fund typically advertises performance in terms of a 7-day yield and effective yield or tax-equivalent yield and may advertise total return. The 7-day yield quotation more closely reflects current earnings of the Fund than the total return quotation. The effective yield will be slightly higher than the yield because of the compounding effect of the assumed reinvestment. Current yields and effective yields fluctuate daily and will vary with factors such as interest rates and the quality, length of maturities, and type of investments in the portfolio. The Fund's 7-day yield for the period ended December 31, 2006, was 3.26%.

     TAX-EQUIVALENT YIELD

     Investors use tax-equivalent yields to compare taxable and tax-exempt fixed income investments using a common yield measure. The tax-equivalent yield is the yield that a fully taxable investment (E.G., a bond that pays taxable interest or a mutual fund that pays dividends that are attributable to taxable interest) must generate to earn the same "take-home" yield as a tax-exempt investment. The calculation depends upon your federal marginal tax rates and assumes that an investor can fully itemize deductions on his or her federal tax return. The higher your marginal tax bracket, the higher will be the tax-equivalent yield and the more valuable will the Fund's tax-exempt dividends be.

     Since our Funds do not currently own and do not intend to own securities on which the interest is a tax preference item for purposes of the federal alternative minimum tax (AMT), the following calculations apply to all individual shareholders regardless of their status. For example, if you assume a federal marginal income tax rate of 35% the Funds' tax-equivalent yields for the period ended December 31, 2006, would be as follows:

                                                               TAX-EQUIVALENT
                                                   YIELD           YIELD
     ===========================================================================
     Florida Tax-Free Income Fund (30 day)          3.52%           5.42%
     Florida Tax-Free Money Market Fund (7 day)     3.26%           5.02%

     Using the example, to exceed the 30-day yield of the Florida Tax-Free Income Fund on an after-tax basis, you would have needed a fully taxable investment that yielded more than 5.42% per year. Likewise, to exceed the 7-day yield of the Florida Tax-Free Money Market Fund, you would have needed a fully taxable investment that yielded more than 5.02% per year.

FEES AND EXPENSES

     The following summary describes the fees and expenses you may pay, directly and indirectly, to invest in the Funds.

     SHAREHOLDER TRANSACTION EXPENSES -- DIRECT COSTS

     There are no fees or sales loads charged to your Fund account when you buy or sell Fund shares. However, if you sell shares and request your money by wire transfer, there is a $20 domestic wire fee and a $35 foreign wire fee. (Your bank may also charge a fee for wires.)

     ANNUAL FUND OPERATING EXPENSES -- INDIRECT COSTS

     Fund expenses come out of the Funds' assets and are reflected in the Funds' share prices and dividends. "Other Expenses" include expenses such as custodian, administration and servicing, and transfer agent fees. The figures below show actual expenses, before reductions of any expenses paid indirectly, during the past fiscal year ended March 31, 2007, and are calculated as a percentage of average net assets.

                                             FLORIDA TAX-     FLORIDA TAX-FREE
                                             FREE INCOME       MONEY MARKET

Management Fee                                   .36%a            .34%
Distribution and Service (12b-1) Fees            None             None
Other Expenses                                   .26%             .31%
TOTAL ANNUAL OPERATING EXPENSES                  .62%B            .65%B

[footnotes]
a A performance fee adjustment increased the Florida Tax-Free Income Fund's management fee of 0.34% by 0.02% for the most recent fiscal year ended March 31, 2007. The performance adjustment is calculated by comparing the Florida Tax-Free Income Fund's performance during the relevant performance period to that of the Lipper Florida Municipal Debt Funds Index. See page 12 for more information about the calculation of the performance fee adjustment.

USAA Florida Funds - 6

--------------------------------------------------------------------------------

b Through arrangements with the Funds' custodian and other banks utilized by the Funds for cash management purposes, realized credits, if any, generated from cash balances in the Funds' bank accounts are used to reduce the Funds' expenses. Total annual operating expenses of the Funds reflect total operating expenses of the Funds before reductions of any expenses paid indirectly. For the fiscal year ended March 31, 2007, the Funds' expenses paid indirectly decreased the expense ratios of the Florida Tax-Free Income Fund and the Florida Tax-Free Money Market Fund by 0.01%.

     =======================================================================
      [ARROW] 12B-1 FEES SOME MUTUAL FUNDS CHARGE THESE FEES TO PAY FOR ADVERTISING AND OTHER COSTS OF SELLING FUND SHARES.
     =======================================================================

     EXAMPLE

     This example is intended to help you compare the cost of investing in one of the Funds with the cost of investing in other mutual funds. Although your actual costs may be higher or lower, you would pay the following expenses on a $10,000 investment, assuming (1) a 5% annual return, (2) the Fund's operating expenses (before any fee offset arrangement) remain the same, and (3) you redeem all of your shares at the end of the periods shown.

                                 1 YEAR    3 YEARS    5 YEARS    10 YEARS
     ----------------------------------------------------------------------
     Florida Tax-Free
     Income Fund                   $63       $199      $346        $774

     Florida Tax-Free Money
     Market Fund                   $66       $208      $362        $810

FUND INVESTMENTS

     PRINCIPAL INVESTMENT STRATEGIES

     [ARROW]   WHAT IS EACH FUND'S PRINCIPAL INVESTMENT STRATEGY?

     Each Fund's principal strategy is to invest its assets in securities issued by the state of Florida, its political subdivisions and instrumentalities, and by other governmental entities if, in the opinion of counsel to the issuer, the interest from such obligations is excluded from gross income for federal income tax purposes and the obligations are exempt from the Florida intangible personal property tax.

     Effective January 1, 2007, the state of Florida repealed the intangible personal property tax. In light of this change, it is expected that each Fund will focus on the component of its investment objective that seeks to provide Florida investors with a high level of current income that is exempt from federal income taxes.

     These securities include municipal debt obligations that have been issued by Florida and its political subdivisions, and duly constituted state and local authorities and corporations. We refer to these securities as Florida tax-exempt securities. Florida tax-exempt securities are issued to fund public infrastructure projects such as streets and highways, schools, water and sewer systems, hospitals, and airports. They may also be issued to refinance outstanding obligations as well as to obtain funds for general operating expenses and for loans to other public institutions and facilities.

     Because the projects benefit the public, Congress has granted an exemption from federal income tax for the interest income arising from these securities.

     [ARROW]   WHAT TYPES OF  TAX-EXEMPT  SECURITIES  WILL BE  INCLUDED  IN EACH
     FUND'S PORTFOLIO?

     Each Fund's assets may be invested in, among other things, any of the following tax-exempt securities:

     |X| GENERAL OBLIGATION BONDS, Which are secured by the issuer's pledge of its full faith, credit, and taxing power for the payment of principal and interest.

     |X| REVENUE BONDS, which are payable from the revenue derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source, but not from the general taxing power.

     |X| MUNICIPAL LEASE OBLIGATIONS, which are backed by the municipality's covenant to budget for the payments due under the lease obligation.

          Municipal lease obligations may be determined to be liquid in accordance with the guidelines established by the Funds' Board of Trustees. In determining the liquidity of a municipal lease obligation, we will consider among other things: (1) the frequency of trades and quotes for the municipal lease obligation; (2) the number of dealers willing to purchase or sell the municipal lease obligation and the number of other potential purchasers; (3) dealer undertakings to make a market in the municipal lease obligation; (4) the nature of the marketplace trades, including the time needed to dispose of the municipal lease obligation, the method of soliciting offers, and the mechanics of transfer; (5) whether the municipal lease obligation is of a size that will be attractive to institutional investors; (6) whether the municipal lease obligation contains a non-appropriation clause and the likelihood that the obligor will fail to make an appropriation therefor; and (7) such other factors as we may determine to be relevant to such determination.

     |X| INDUSTRIAL DEVELOPMENT REVENUE BONDS, such as pollution control revenue bonds, which are issued by or on behalf of public authorities to obtain funds for privately operated facilities.

                                                                  7 - Prospectus

USAA FLORIDA FUNDS
--------------------------------------------------------------------------------

     |X| INVERSE FLOATING RATE SECURITIES, the Florida Tax-Free Income Fund may invest in securities with coupons that vary inversely with changes in short-term tax-exempt interest rates and thus are considered leveraged investments in an underlying municipal bond.

          Up to 10% of the Florida Tax-Free Income Fund's net assets may be invested in municipal securities whose coupons vary inversely with changes in short-term tax-exempt interest rates and thus are considered leveraged investments in underlying municipal bonds (or securities with similar economic characteristics). These securities present special risks for two reasons: (1) if short-term interest rates rise (fall), the income the fund earns on the inverse floating rate security will fall (rise); and (2) if long-term interest rates rise (fall) the value of the inverse floating rate security will fall
          (rise) more than the value of the underlying bond because of the leveraged nature of the investment. The Florida Tax-Free Income Fund will seek to buy these securities at attractive values and yields that over time more than compensate the Fund for the securities' price volatility.

     |X| WHEN-ISSUED AND DELAYED-DELIVERY SECURITIES, each Fund's assets may be invested in securities offered on a when-issued or delayed-delivery basis, which means that delivery and payment take place after the date of the commitment to purchase, normally within 45 days, both price and interest rate are fixed at the time of commitment, the Funds do not earn interest on the securities until settlement, and the market value of the securities may fluctuate between purchase and settlement. Such securities can be sold before settlement date.

     |X| SYNTHETIC INSTRUMENTS, which combine a municipality's long-term obligation to pay interest and principal with the obligation of a third party to repurchase the instrument on short notice. Securities are often specifically structured so that they are eligible investments for a money market fund. For example, in order to satisfy the maturity restrictions for a money market fund, some money market securities have demand or put features, which have the effect of shortening the maturity of the securities.

     In addition, up to 15% of the Florida Tax-Free Income Fund's net assets and up to 10% of the Florida Tax-Free Money Market Fund's net assets may be invested in securities that are illiquid. Illiquid securities are generally those securities which cannot be disposed of in the ordinary course of business, seven days or less, at approximately the same value at which the Fund has valued the securities.

     [ARROW]   WHAT PERCENTAGE OF EACH FUND'S ASSETS WILL BE INVESTED IN FLORIDA
     TAX-EXEMPT SECURITIES?

     During normal market conditions, at least 80% of each Fund's net assets will consist of Florida tax-exempt securities. This policy may only be changed by a shareholder vote.

     In addition to Florida tax-exempt securities, securities issued by certain U.S. territories and possessions such as Puerto Rico, the Virgin Islands, or Guam are exempt from federal income tax, and as such, we may invest up to 20% of each Fund's net assets in these securities.

     [ARROW]  ARE  EACH  FUND'S  INVESTMENTS   DIVERSIFIED  IN  MANY  DIFFERENT
     ISSUERS?

     Each Fund is considered diversified under the federal securities laws. This means that we will not invest more than 5% in any one issuer with respect to 75% of each Fund's assets. With respect to the remaining 25% of each Fund's assets, we could invest more than 5% in any one, or more, issuers. Purchases of securities issued or guaranteed by the U.S. government or its agencies or instrumentalities are not counted toward the 5% limitation. Each Fund, of course, is concentrated geographically through the purchase of Florida tax-exempt securities. For further discussion of diversification, see INVESTMENT POLICIES in the statement of additional information.

     With respect to the Florida Tax-Free Money Market Fund, strict SEC guidelines do not permit us to invest, with respect to 75% of the Fund's assets, greater than 10% of the Fund's assets in securities issued by or subject to guarantees by the same institution.

     We also may not invest more than 25% of a Fund's assets in securities issued in connection with the financing of projects with similar characteristics, such as toll road revenue bonds, housing revenue bonds, or electric power project revenue bonds, or in industrial development revenue bonds that are based, directly or indirectly, on the credit of private entities of any one industry. However, we reserve the right to invest more than 25% of a Fund's assets in tax-exempt industrial development revenue bonds. The 25% industry limitation does not apply to U.S. government securities, general obligation bonds, or bonds that are escrowed.

     [ARROW] WHAT ARE THE POTENTIAL RISKS ASSOCIATED WITH CONCENTRATING SUCH A LARGE PORTION OF EACH FUND'S ASSETS IN ONE STATE?

     The Funds are subject to credit and interest rate risks, as previously described, which could be magnified by the Funds' concentration in Florida issuers. Florida tax-exempt securities may be affected by political, economic, regulatory, or other developments

USAA Florida Funds - 8

--------------------------------------------------------------------------------

     that limit the ability of Florida issuers to pay interest or repay principal in a timely manner. Therefore, the Funds are affected by events within Florida to a much greater degree than a more diversified national fund.

     A particular development may not directly relate to the Funds' investments but nevertheless might depress the entire market for the state's tax-exempt securities and therefore adversely impact the Funds' valuation.

     An  investment  in the  Florida  Tax-Free  Funds  may be  riskier  than  an
     investment   in  other   types  of   tax-exempt   funds   because  of  this
     concentration.

     The following are examples of just some of the events that may depress valuations for Florida tax-exempt securities for an extended period of time:

     |X| Changes in state laws, including voter referendums, that restrict revenues or raise costs for issuers.

     |X| Court decisions that affect a category of municipal bonds, such as municipal lease obligations or electric utilities.

     |X| Natural disasters such as floods, storms, hurricanes, droughts, fires, or earthquakes.

     |X| Bankruptcy or financial distress of a prominent municipal issuer within the state.

     |X| Economic issues that affect critical industries or large employers or that weaken real estate prices.

     |X|  Reductions in federal or state financial aid.

     |X| Imbalance in the supply and demand for the state's municipal securities.

     |X| Developments that may change the tax treatment of Florida tax-exempt securities.

     In addition, because each Fund invests in securities backed by banks and other financial institutions, changes in the credit quality of these institutions could cause losses to a Fund and affect its share price.

     Other considerations affecting the Funds' investments in Florida tax-exempt securities are summarized in the statement of additional information under SPECIAL RISK CONSIDERATIONS.

     [ARROW]  DO THE FUNDS PURCHASE BONDS GUARANTEED BY BOND INSURANCE?

     Yes. Some of the bonds we purchase for the Funds are secured by bond insurance that guarantees scheduled principal and interest payments. In addition, we may purchase bond insurance for individual uninsured securities when we believe it will provide an anticipated benefit to the Funds. However, this insurance may not completely eliminate the risk of investing in the issuer.

     [ARROW]   WILL ANY PORTION OF THE  DISTRIBUTIONS  FROM THE FUNDS BE SUBJECT
     TO FEDERAL INCOME TAX?

     During normal market conditions, at least 80% of each Fund's annual interest income (and, therefore, its net investment income dividends) will be excluded from a shareholder's gross income for federal income tax purposes. This policy may be changed only by a shareholder vote. Furthermore, it is our practice to purchase only securities that pay interest exempt from federal income tax.

     However, gains and losses from trading securities that occur during the normal course of managing a Fund may result in net realized capital gain distributions. The Internal Revenue Code treats these distributions differently than tax-exempt interest income in the following ways:

     |X| Distributions of the excess net short-term capital gain over net long-term capital loss are taxable as ordinary income.

     |X| Distributions of net realized capital gain (the excess of net long-term capital gain over net short-term capital loss) are taxable as long-term capital gains, regardless of the length of time you have held the Fund shares.

     |X| Both short-term and long-term realized capital gains are taxable whether received in cash or reinvested in additional shares.

     [ARROW]   WILL  DISTRIBUTIONS  BY THE  FUNDS BE A TAX  PREFERENCE  ITEM FOR
     PURPOSES OF THE FEDERAL ALTERNATIVE MINIMUM TAX (AMT)?

     During normal market conditions, at least 80% of each Fund's annual interest income (and, therefore, its net investment income dividends) will not be a tax preference item for purposes of the federal AMT. This policy may be changed only by a shareholder vote. However, since their inception, the Funds have not distributed any income that is a tax preference item for purposes of the federal AMT for individual taxpayers, and we do not intend to invest in any securities that earn any such income in the future. However, of course, changes in federal tax laws or other unforeseen circumstances could result in a Fund's earning interest income that is a tax preference item for purposes of the federal AMT.

     ADDITIONAL INFORMATION

     As a temporary defensive measure because of market, economic, political, or other conditions, up to 100% of each Fund's assets may be invested in short-term securities regardless of whether the interest is exempt from federal income tax. To the extent

                                                                  9 - Prospectus

USAA FLORIDA FUNDS
--------------------------------------------------------------------------------

     that these temporary investments produce taxable income, that income may result in that Fund not fully achieving its investment objective during the time it is in this temporary defensive posture.

     This prospectus doesn't tell you about every policy or risk of investing in these Funds. For additional information about these Funds' investment policies and the types of securities in which the Funds' assets may be invested, you may want to request a copy of the statement of additional information (the back cover tells you how to do this).

     FLORIDA TAX-FREE INCOME FUND

     [ARROW] WHAT IS THE CREDIT QUALITY OF THE FUND'S INVESTMENTS?

     Under normal market conditions, we will invest the Fund's assets so that at least 50% of the total market value of the tax-exempt securities are rated within the three highest long-term rating categories (A or higher) by Moody's Investors Service (Moody's), Standard & Poor's Ratings Group (S&P), Fitch Ratings (Fitch), Dominion Bond Rating Service Limited (Dominion), or A.M. Best Co. Inc. (A.M. Best); or in the highest short-term rating category by Moody's, S&P, Fitch, Dominion, or A.M. Best.

     Investment-grade securities include securities issued or guaranteed by the U.S. government, its agencies and instrumentalities, as well as securities rated or subject to a guarantee or an obligor that is rated within the categories listed by at least one of the following rating agencies:

                       LONG-TERM            SHORT-TERM
     RATING AGENCY     DEBT SECURITIES      DEBT SECURITIES
     -----------------------------------------------------------
     Moody's           At least Baa 3       At least Prime-3
                                            or MIG3

     S&P               At least BBB-        At least A-3 or SP-2

     Fitch             At least BBB-        At least F3

     Dominion          At least BBB low     At least R-2 low

     A.M. Best         At least bbb         At least AMB-3

     If the security is not rated, we may make a determination that the security is of equivalent investment quality to a comparable security.

     In addition, up to 10% of the Fund's assets may be invested in below-investment-grade securities. Below-investment-grade securities are considered speculative and are subject to significant credit risk since they are believed to represent a greater risk of default than more creditworthy investment-grade securities. These lower quality securities generally have less interest rate risk and higher credit risk than the higher quality securities. At the same time, the volatility of below-investment-grade securities historically has been notably less than the equity market as a whole. The market on which below-investment-grade securities are traded may also be less liquid than the market for investment-grade securities.

     On occasion, we may pay a rating agency to rate a particular security when we believe it will provide an anticipated benefit to the Fund.

     You will find a complete description of the above tax-exempt ratings in the Fund's statement of additional information.

     [ARROW]   WHAT IS THE FUND'S PORTFOLIO WEIGHTED AVERAGE MATURITY AND HOW IS
     IT CALCULATED?

     While the Fund's portfolio weighted average maturity is not restricted, we expect it to be greater than ten years. To determine a security's maturity for purposes of calculating the Fund's portfolio weighted average maturity, we may estimate the expected time in which the security's principal is to be paid. This can be substantially shorter than its stated final maturity. For more information on the method of calculating the Fund's portfolio weighted average maturity, see Investment Policies in the Fund's statement of additional information.

     [ARROW] HOW ARE THE DECISIONS TO BUY AND SELL SECURITIES MADE?

     We manage tax-exempt funds based on the common sense premise that our investors value tax-exempt income over taxable capital gain distributions. When weighing the decision to buy or sell a security, we strive to balance the value of the tax-exempt income, the credit risk of the issuer, and the price volatility of the bond.

     FLORIDA TAX-FREE MONEY MARKET FUND

     [ARROW]   WHAT IS THE CREDIT QUALITY OF THE FUND'S  INVESTMENTS AT THE TIME
     OF PURCHASE?

     The Fund's purchases consist of securities meeting the requirements to qualify as "eligible securities" under the SEC rules applicable to money market funds. In general, an eligible security is defined as a security that is:

     |X| Issued or guaranteed by the U.S. government or any agency or instrumentality thereof, including "prerefunded" and "escrowed to maturity" tax-exempt securities;

     |X| Rated or subject to a guarantee that is rated in one of the two highest categories for short-term securities by at least two Nationally Recognized Statistical Rating Organizations (NRSROs), or by one NRSRO if the security is rated by only one NRSRO;

USAA Florida Funds - 10

--------------------------------------------------------------------------------

     |X| Unrated but issued by an issuer or guaranteed by a guarantor that has other comparable short-term debt obligations so rated; or

     |X|  Unrated but determined by us to be of comparable quality.

     In addition, we must consider whether a particular investment presents minimal credit risk in accordance with SEC guidelines applicable to money market funds.

     [ARROW]   WHO   ARE   THE   NATIONALLY   RECOGNIZED    STATISTICAL   RATING
     ORGANIZATIONS (NRSROS)?

     Current NRSROs include:

     |X|  Moody's Investors Service
     |X|  Standard & Poor's Ratings Group
     |X|  Fitch Ratings
     |X|  Dominion Bond Rating Service Limited
     |X|  A.M. Best Co., Inc.

     [ARROW] WHAT HAPPENS IF THE RATING OF A SECURITY IS DOWNGRADED?

     If the rating of a security is downgraded after purchase, we, subject under certain circumstances to Board of Trustees' review, will determine whether it is in the best interest of the Fund's shareholders to continue to hold the security in the Fund's portfolio.

     [ARROW] WILL THE FUND ALWAYS MAINTAIN A NET ASSET VALUE OF $1 PER SHARE?

     While we will endeavor to maintain a constant Fund net asset value of $1 per share, there is no assurance that we will be able to do so. Remember, the shares are neither insured nor guaranteed by the U.S. government. As such, the Fund carries some risk.

     For example, there is always a risk that the issuer of a security held by the Fund will fail to pay interest or principal when due. We attempt to minimize this credit risk by investing only in securities rated in one of the two highest categories for short-term securities, or, if not rated, of comparable quality, at the time of purchase. Additionally, we will not purchase a security unless our analysts determine that the security presents minimal credit risk.

     There is also a risk that rising interest rates will cause the value of the Fund's securities to decline. We attempt to minimize this interest rate risk by limiting the remaining maturity of each security to 397 days or less and maintaining a DOLLAR-WEIGHTED AVERAGE PORTFOLIO MATURITY for the Fund of 90 days or less. The maturity of each security is calculated based upon SEC guidelines.

     ===========================================================================
      [ARROW] DOLLAR-WEIGHTED AVERAGE PORTFOLIO MATURITY IS OBTAINED BY MULTIPLYING THE DOLLAR VALUE OF EACH INVESTMENT BY THE NUMBER OF DAYS LEFT TO ITS MATURITY, THEN ADDING THOSE FIGURES TOGETHER AND DIVIDING THEM BY THE DOLLAR VALUE OF THE FUND'S PORTFOLIO.
     ===========================================================================

     Finally, there is the possibility that one or more investments in the Fund cease to be "eligible securities" resulting in the net asset value ceasing to be $1 per share. For example, a guarantor on a security failing to meet a contractual obligation could cause such a result.

     [ARROW]   HOW ARE THE DECISIONS TO BUY AND SELL SECURITIES MADE?

     We balance factors such as credit quality and maturity to purchase the best relative value available in the market at any given time. A decision to sell is usually based on a change in our credit opinion or to take advantage of an opportunity to reinvest at a higher yield.

FUND MANAGEMENT

     USAA Investment Management Company serves as the manager of these Funds. We are an affiliate of United Services Automobile Association (USAA), a large, diversified financial services institution. Our mailing address is P.O. Box 659453, San Antonio, Texas 78265-9825.

     ==============================================================
     [ARROW]  TOTAL ASSETS UNDER MANAGEMENT BY
              USAA INVESTMENT MANAGEMENT COMPANY
              APPROXIMATELY $64 BILLION AS OF JUNE 30, 2007
     ==============================================================

     We provide investment management services to the Funds pursuant to an Advisory Agreement. Under this agreement, we are responsible for managing each Fund's portfolio (including placement of brokerage orders), subject to the authority of and supervision by the Funds' Board of Trustees. A discussion regarding the basis of the Board of Trustees' approval of each Fund's Advisory Agreement will be available in each Fund's semiannual report to shareholders for the period ended September 30, 2007.

     Each Fund is authorized, although we have no present intention of utilizing such authority, to use a "manager-of-managers" structure. We could select (with approval of a Fund's Board of Trustees) one or more subadvisers to manage the actual day-to-day investment of the Fund's assets. We would monitor each subadviser's performance through quantitative and qualitative analysis, and periodically report to the Fund's Board of Trustees as to whether each subadviser's agreement should be renewed,

                                                                 11 - Prospectus

USAA FLORIDA FUNDS
--------------------------------------------------------------------------------

     terminated, or modified. We also would be responsible for allocating assets to the subadvisers. The allocation for each sub-adviser could range from 0% to 100% of the Fund's assets, and we could change the allocations without shareholder approval.

     For our services, the Funds pay us an annual base investment management fee, which is accrued daily and paid monthly. The fee is computed as a percentage of the aggregate average net assets of the Florida Tax-Free Income and Florida Tax-Free Money Market Funds combined, and is equal on an annual basis to 0.50% of the first $50 million, 0.40% of that portion over $50 million but not over $100 million, and 0.30% of that portion over $100 million. These fees are allocated monthly on a proportional basis to each Fund based on average net assets.

     The investment management fee for the Florida Tax-Free Income Fund is comprised of a base fee and a performance adjustment that will increase or decrease the base fee depending upon the performance of the Fund relative to the performance of the Lipper Florida Municipal Debt Funds Index. The base fee for the Florida Tax-Free Income Fund is computed as referenced above.

     The performance adjustment is calculated monthly by comparing the Florida Tax-Free Income Fund's performance to that of the Lipper Index over the performance period. The performance period for the Florida Tax-Free Income Fund consists of the current month plus the previous 35 months.

     The annual performance adjustment rate is multiplied by the average net assets of the Florida Tax-Free Income Fund over the entire performance period, which is then multiplied by a fraction, the numerator of which is the number of days in the month and the denominator of which is 365 (366 in leap years). The resulting amount is then added to (in the case of overperformance) or subtracted from (in the case of underperformance) the base fee as referenced in the following chart:

      OVER/UNDER PERFORMANCE               ANNUAL ADJUSTMENT RATE
         RELATIVE TO INDEX           (IN BASIS POINTS AS A PERCENTAGE
        (IN BASIS POINTS) 1          OF THE FUND'S AVERAGE NET ASSETS)
     -----------------------------------------------------------------
            +/- 20 to 50                        +/- 4
           +/- 51 to 100                        +/- 5
         +/- 101 and greater                    +/- 6

  [footnote]
     1 Based on the difference between average annual performance of the Fund and its relevant index, rounded to the nearest basis point (.01%).

     Under the performance fee arrangement, the Florida Tax-Free Income Fund will pay a positive performance fee adjustment for a performance period whenever the Florida Tax-Free Income Fund outperforms the Lipper Florida Municipal Debt Funds Index over that period, even if the Fund had overall negative returns during the performance period. For the most recent fiscal year, the performance adjustment increased the base management fee for the Florida Tax-Free Income Fund of 0.34% by 0.02%.

     In addition to providing investment management services, we also provide administration, shareholder servicing, and distribution services to the Funds. Our affiliate, USAA Shareholder Account Services, provides transfer agency services to the Funds.

     PORTFOLIO MANAGERS

     FLORIDA TAX-FREE INCOME FUND

     ROBERT R. PARISEAU, CFA, vice president of Fixed Income Mutual Fund Portfolios, has managed the Fund since May 1995. He has 23 years of investment management experience working for us. Education: B.S., U.S. Naval Academy; M.B.A., Lindenwood College. Mr. Pariseau holds the Chartered Financial Analyst (CFA) designation and is a member of the CFA Institute, the CFA Society of San Antonio, and the National Federation of Municipal Analysts.

     JOHN C. BONNELL, CFA, assistant vice president of Fixed Income Mutual Fund Portfolios, has co-managed the Fund since August 2006. He has 18 years of investment management experience. Prior to joining IMCO, Mr. Bonnell worked for OppenheimerFunds as a vice president and portfolio manager (May 2004 - July 2006) and Strong Capital Management as a portfolio manager (May 1999 - May 2004). Education: B.B.A., University of Texas at San Antonio; M.B.A., St. Mary's University. Mr. Bonnell holds the Chartered Financial Analyst
     (CFA) designation and is a member of the CFA Institute, the CFA Society of Denver, and the National Federation of Municipal Analysts.

     FLORIDA TAX-FREE MONEY MARKET FUND

     JOHN C. BONNELL, CFA, assistant vice president of Fixed Income Mutual Fund Portfolios, has co-managed the Fund since August 2006. He has 18 years of investment management experience. Prior to joining IMCO, Mr. Bonnell worked for OppenheimerFunds as a vice president and portfolio manager (May 2004 - July 2006) and Strong Capital Management as a portfolio manager (May 1999 - May 2004). Education: B.B.A., University of Texas at San Antonio; M.B.A., St. Mary's University. Mr. Bonnell holds the Chartered Financial Analyst
     (CFA) designation and is a member of the CFA Institute, the CFA Society of Denver, and the National Federation of Municipal Analysts.

     DALE R. HOFFMANN, executive director of Money Market Funds, has co-managed the Fund since November 2006. He has seven years of investment management experience and has worked for us for 15 years. Education: B.S.B.A., University of South Dakota; M.B.A., St. Mary's University. He is a member of the National Federation of Municipal Analysts and the Southern Municipal Finance Society.

     The statement of additional information provides additional information about the portfolio managers' compensation, other accounts managed, and ownership of Fund securities.

USAA Florida Funds - 12

--------------------------------------------------------------------------------

USING MUTUAL FUNDS IN AN
INVESTMENT PROGRAM

     THE IDEA BEHIND MUTUAL FUNDS

     Mutual funds provide advantages like professional management and diversification to all investors. Regardless of whether you are just starting out or have invested for years, your investment, large or small, buys you part of a diversified portfolio. That portfolio is managed by investment professionals, relieving you of the need to make individual stock or bond selections. You also enjoy conveniences, such as daily pricing, liquidity, and in the case of the USAA family of funds, no sales charge. The portfolio, because of its size, has lower transaction costs on its trades than most individuals would have. As a result, you own an investment that in earlier times would have been available only to the wealthiest people.

     USING FUNDS IN AN INVESTMENT PROGRAM

     In choosing a mutual fund as an investment vehicle, you are giving up some investment decisions, but must still make others. The decisions you don't have to make are those involved with choosing individual securities. We will perform that function. In addition, we will arrange for the safekeeping of securities, auditing the annual financial statements, and daily valuation of the Funds, as well as other functions.

     You, however, retain at least part of the responsibility for an equally important decision. This decision involves determining a portfolio of mutual funds that balances your investment goals with your tolerance for risk. It is likely that this decision may include the use of more than one fund of the USAA family of funds.

HOW TO INVEST

     OPENING AN ACCOUNT

     You may open an account and make purchases on the Internet, by telephone, or by mail, as described below. If opening by mail, you should return a complete, signed application to open your initial account. However, after you open your initial account with us, you will not need to fill out another application to invest in another fund of the USAA family of funds unless the registration is different or we need further information to verify your identity.

     As required by federal law, we must obtain certain information from you prior to opening an account. If we are unable to verify your identity, we may refuse to open your account or we may open your account and take certain actions without prior notice to you including restricting account transactions pending verification of your identity. If we subsequently are unable to verify your identity, we may close your account and return to you the value of your shares at the next calculated NAV.

     TO PURCHASE SHARES THROUGH YOUR USAA BROKERAGE ACCOUNT, PLEASE CONTACT USAA BROKERAGE SERVICES DIRECTLY. THESE SHARES WILL BECOME PART OF YOUR USAA BROKERAGE ACCOUNT AND WILL BE SUBJECT TO THE POLICIES AND PROCEDURES THAT APPLY TO YOUR USAA BROKERAGE ACCOUNT. ADDITIONAL FEES MAY ALSO APPLY.

     If your Fund shares are purchased, exchanged, or redeemed through a retirement account or an investment professional, the policies and procedures on these purchases, exchanges, or redemptions may vary. Additional fees may also apply to your investment in the Funds, including a transaction fee, if you buy or sell shares of the Funds through a broker or other investment professional. For more information on these fees, check with your investment professional.

     TAX ID NUMBER

     Each shareholder named on the account must provide a Social Security number or other taxpayer identification number to avoid possible tax withholding required by the Internal Revenue Code. See TAXES on page 19 for additional tax information.

     EFFECTIVE DATE

     When you make a purchase, your purchase price will be the NAV per share next determined after we receive your request in proper form (E.G., complete, signed application and payment). Each Fund's NAV is determined as of the close of the regular trading session (generally 4 p.m. Eastern Time) of the New York Stock Exchange (NYSE) each day it is open. If we receive your request and payment prior to that time, your purchase price will be the NAV per share determined for that day. If we receive your request or payment after that time, the purchase will be effective on the next business day.

     The Fund or the Fund's transfer agent may enter into agreements with third parties (Servicing Agents), which hold Fund shares in omnibus accounts for their customers, under which the Servicing Agents are authorized to receive orders for Fund shares on the Fund's behalf. Under these arrangements, the Fund will be deemed to have received an order when an authorized Servicing Agent receives the order. Accordingly, customer orders will be priced at the Fund's NAV next computed after they are received by an authorized Servicing Agent even though the orders may be transmitted to the Fund by the Servicing Agent after the time as of which the Fund calculates its NAV.

                                                                 13 - Prospectus

USAA FLORIDA FUNDS
--------------------------------------------------------------------------------

     If you plan to purchase Fund shares with a check, money order, traveler's check, or other similar instrument, the instrument must be written in U.S. dollars and drawn on a U.S. bank. We do not accept the following foreign instruments: checks, money orders, traveler's checks, or other similar instruments. In addition, we do not accept cash or coins.

     MINIMUM INVESTMENTS

     INITIAL PURCHASE

     |X|  $3,000

     ADDITIONAL PURCHASES

     |X| $50 minimum per transaction, per account (except on transfers from brokerage accounts into the Florida Tax-Free Money Market Fund, which are exempt from the minimum). Employees of USAA and its affiliated companies may add to an account through payroll deduction for as little as $25 per pay period with a $3,000 initial investment.

          There are no minimum initial or subsequent purchase payment amounts for investments in the Funds through USAA Strategic Fund Adviser(R), USAA Private Investment Management, USAA College Savings Plan(R), or USAA Federal Savings Bank Trust Department. In addition, the Fund may waive or lower purchase minimums in other circumstances.

     HOW TO PURCHASE BY . . .

     INTERNET ACCESS - USAA.COM

     |X| You can use your personal computer to perform certain mutual fund transactions by accessing our Web site. To establish access to your account, log on to USAA.COM and click on "register now" or call 800-759-8722. Once you have established Internet access, you will be able to open and fund a new mutual fund account, exchange to another fund in the USAA family of funds, make redemptions, review account activity, check balances, and more.

     USAA SELF-SERVICE TELEPHONE SYSTEM 800-531-8777

     |X| In addition to obtaining account balance information, last transactions, current fund prices, and return information for your Fund, you can use our USAA self-service telephone system to access your Fund account to make selected purchases, exchange to another fund in the USAA family of funds, or make redemptions. This service is available with an Electronic Services Agreement (ESA) and EFT Buy/Sell authorization on file.

     TELEPHONE 800-531-8448

     |X| Call toll free to speak with a member service representative. Our hours of operation are Monday - Friday, 7 a.m. to 10 p.m. CT and Saturday, 8 a.m. to 5 p.m. CT.

     MAIL

     |X|  To open an account, send your application and check to:

                  REGULAR MAIL:
                  USAA Investment Management Company
                  P.O. Box 659453
                  San Antonio, TX 78265-9825

                  REGISTERED OR EXPRESS MAIL:
                  USAA Investment Management Company
                  9800 Fredericksburg Road
                  San Antonio, TX 78240

     |X| To add to your account, send your check and the appropriate deposit stub in the business reply envelope that accompanies your fund's transaction confirmation.

     BANK WIRE

     |X|  To add to your  account,  visit  our  Web  site  at  USAA.COM  Or call
          800-531-8448 for instructions before wiring funds. This helps to ensure that your account will be credited promptly and correctly.

     ELECTRONIC FUNDS TRANSFER (EFT)

     |X| Additional purchases on a regular basis can be deducted from a bank account, paycheck, income-producing investment, or USAA money market fund account. Sign up for these services when opening an account. Log on to USAA.COM to establish or call 800-531-8448 to add these services.

     USAA BROKERAGE SERVICES 800-531-8343

     |X| To purchase new and additional shares in your USAA brokerage account, call USAA Brokerage Services for instructions. Any purchase request received in good order prior to the close of the NYSE (generally 4 p.m. Eastern Time) will receive the NAV per share determined for that day, subject to the policies and procedures of your USAA brokerage account.

HOW TO REDEEM

     You may redeem Fund shares by any of the methods described below on any day the NAV per share is calculated. Redemptions are effective on the day instructions are received in a manner as described below. However, if instructions are received after the

USAA Florida Funds - 14

--------------------------------------------------------------------------------

     close of the NYSE (generally 4 p.m. Eastern Time), your redemption will be effective on the next business day.

     We will send you your money within seven days after the effective date of redemption. With respect to the Florida Tax-Free Money Market Fund, if you call us before 10:30 a.m. Eastern Time with a same-day wire request, we will wire your redemption proceeds to you by the end of the business day. Payment for redemption of shares purchased by EFT or check is sent after the EFT or check has cleared, which could take up to seven days from the purchase date. For federal income tax purposes, a redemption is a taxable event; as such, you may realize a capital gain or loss. Such capital gains or losses are based on the difference between your cost basis in the shares originally purchased and the price of the shares received upon redemption.

     If your shares are held in your USAA brokerage account with USAA Brokerage Services, please contact USAA Brokerage Services for redemption instructions. These shares are part of your USAA brokerage account, and any redemption request received in good order prior to the close of the NYSE (generally 4 p.m. Eastern Time) will receive the NAV per share determined for that day, subject to the policies and procedures that apply to your USAA brokerage account.

     In addition, the Funds may elect to suspend the redemption of shares or postpone the date of payment in limited circumstances (E.G. if the NYSE is closed or when permitted by order of the SEC).

     HOW TO REDEEM BY . . .

     INTERNET

     |X|  Access USAA.COM.

     TELEPHONE

     |X| Call toll free 800-531-8777 to access our 24-hour USAA self-service telephone system.

     |X|  Call  toll  free   800-531-8448   to  speak  with  a  member   service
          representative. Our hours of operation are Monday - Friday, 7 a.m. to 10 p.m. CT and Saturday, 8 a.m. to 5 p.m. CT.

          Telephone redemption privileges are automatically established when you complete your application. Each Fund will employ reasonable procedures to confirm that instructions communicated by telephone are genuine; if it does not, it may be liable for any losses due to unauthorized or fraudulent instructions. Before any discussion regarding your account, we will obtain certain information from you to verify your identity. Additionally, your telephone calls may be recorded or monitored, and confirmations of account transactions are sent to the address of record.

MAIL

     |X|  Send your written instructions to:

                  REGULAR MAIL:
                  USAA Investment Management Company
                  P.O. Box 659453
                  San Antonio, TX 78265-9825

                  REGISTERED OR EXPRESS MAIL:
                  USAA Investment Management Company
                  9800 Fredericksburg Road
                  San Antonio, TX 78240

     FAX

     |X|  Send a signed fax to 800-292-8177.

     CHECKWRITING

     |X| Checks can be issued for the Florida Tax-Free Money Market Fund account. Return a signed signature card, which accompanies your application, or request a signature card separately and return it to:

                  USAA Shareholder Account Services
                  P.O. Box 659453
                  San Antonio, TX 78265-9825

          You will not be charged for the use of checks or any subsequent reorders. You may write checks in the amount of $250 or more. CHECKS WRITTEN FOR LESS THAN $250 MAY BE RETURNED UNPAID. Because the value of your account changes daily as dividends accrue, you may not write a check to close your account.

     USAA BROKERAGE SERVICES

     |X|  Call  toll  free   800-531-8343   to  speak  with  a  member   service
          representative.

HOW TO EXCHANGE

     EXCHANGE PRIVILEGE

     The exchange privilege is automatic when you complete your application. You may exchange shares among funds in the USAA family of funds, provided the shares to be acquired are offered in your state of residence. Only Florida residents may exchange into a Florida Fund.

     Exchanges made through the USAA self-service telephone system and the Internet require an Electronic Services Agreement (ESA) on file. After we receive the exchange orders, the Funds' transfer agent will simultaneously process exchange redemptions and purchases at the share prices next determined. The investment minimums applicable to share purchases also apply

                                                                 15 - Prospectus

USAA FLORIDA FUNDS
--------------------------------------------------------------------------------

     to exchanges. For federal income tax purposes, an exchange between funds is a taxable event; as such, you may realize a capital gain or loss. Such capital gains or losses are based on the difference between your cost basis in the shares originally purchased and the price of the shares received upon exchange.

     If your shares are held in your USAA brokerage account with USAA Brokerage Services, please contact USAA Brokerage Services regarding exchange policies. These shares will become part of your USAA brokerage account, and any exchange request received in good order prior to the close of the NYSE (generally 4 p.m. Eastern Time) will receive the NAV per share determined for that day, subject to the policies and procedures that apply to your USAA brokerage account.

     The Funds have undertaken certain authentication procedures regarding telephone transactions as previously described. In addition, each fund reserves the right to terminate or change the terms of an exchange offer.

OTHER IMPORTANT INFORMATION
ABOUT PURCHASES, REDEMPTIONS,
AND EXCHANGES

     ACCOUNT BALANCE

     USAA Shareholder  Account  Services,  the Funds' transfer agent, may assess annually a small balance account fee of $12 to each shareholder account with a balance of less than $2,000 at the time of assessment. Accounts exempt from the fee include: (1) any account regularly purchasing additional shares each month through an automatic investment plan; (2) any account registered under the Uniform Gifts/Transfers to Minors Act (UGMA/UTMA); (3) all (non-IRA) money market fund accounts; and (4) any account whose registered owner has an aggregate balance of $50,000 or more invested in USAA mutual funds.

     EXCESSIVE SHORT-TERM TRADING

     The USAA funds generally are not intended as short-term investment vehicles (except for the money market funds, the USAA Short-Term Bond Fund, and the USAA Tax Exempt Short-Term Fund). Some investors try to profit by using excessive short-term trading practices involving mutual fund shares, frequently referred to as "market timing."

     Excessive short-term trading activity can disrupt the efficient management of a fund and raise its transaction costs by forcing portfolio managers to first buy and then sell portfolio securities in response to a large investment by short-term traders. While there is no assurance that the USAA family of funds can deter all excessive and short-term trading, the Board of Trustees of the USAA family of funds has adopted the following policies (except for the money market funds, the USAA Short-Term Bond Fund, and the USAA Tax Exempt Short-Term Fund). These policies are designed to deter excessive short-term trading without needlessly penalizing BONA FIDE investors.

     To deter such trading activities, the USAA family of funds' policies and procedures include that each fund reserves the right to reject any purchase order, including an exchange, that it regards as disruptive to the efficient management of the particular fund.

     THE FLORIDA TAX-FREE INCOME FUND'S RIGHT TO REJECT PURCHASE AND EXCHANGE ORDERS AND LIMIT TRADING IN ACCOUNTS

     The USAA family of funds' main safeguard against excessive short-term trading is its right to reject purchase or exchange orders if in the best interest of the affected fund. In exercising this discretion to reject purchase and exchange orders, the Florida Tax-Free Income Fund deems that certain excessive short-term trading activities are not in the best interest of the Fund because such activities can hamper the efficient management of the Fund. Generally, persons who engage in an "in and out" (or "out and in") transaction within a 30-day period will violate the USAA Funds' policy if they engage in another "in and out" (or "out and in") transaction in the same fund within 90 days. The Florida Tax-Free Income Fund also reserves the right to restrict future purchases if an investor is classified as engaged in other patterns of excessive short-term trading, including after one large disruptive purchase and redemption. Finally, the Florida Tax-Free Income Fund reserves the right to reject any other purchase or exchange order in other situations that do not involve excessive short-term trading activities if in the best interest of the Fund.

     The following transactions are exempt from the excessive short-term trading activity policies described above:

     |X| Transactions in the money market funds, the USAA Short-Term Bond Fund, and the USAA Tax Exempt Short-Term Fund;

     |X| Purchases and sales pursuant to automatic investment or withdrawal plans;

     |X| Purchases and sales made through USAA Strategic Fund Adviser(R), USAA Private Investment Management, USAA College Savings Plan(R), or USAA Federal Savings Bank Trust Department; and

     |X| Other transactions that are not motivated by short-term trading considerations if they are approved by transfer agent management personnel and are not disruptive to a fund.

     If a person is classified as engaged in excessive short-term trading, the remedy will depend upon the trading activities of the investor in the account and related accounts and its disruptive

USAA Florida Funds - 16

--------------------------------------------------------------------------------

     effect, and can include warnings to cease such activity and/or restrictions or termination of trading privileges in a particular fund or all funds in the USAA family of funds.

     The USAA family of funds relies on its transfer agent to review trading activity for excessive short-term trading. There can be no assurance, however, that our monitoring activities will successfully detect or prevent all excessive short-term trading.

     Some investors purchase USAA fund shares through financial intermediaries that establish omnibus accounts to invest in the USAA family of funds for their clients and submit net orders to purchase or redeem shares after combining their client orders. The USAA family of funds subject to the short-term trading policies generally treat each omnibus account as an individual investor and will apply the short-term trading policies to the net purchases and sales submitted by the omnibus account unless the funds or their transfer agent have entered into an agreement requiring the omnibus account to submit the underlying trading information for their clients upon our request. For those omnibus accounts for which we have entered into agreements to provide underlying trade information, the USAA family of funds reviews net activity in these omnibus accounts for activity that indicates potential, excessive short-term trading activity. If we detect suspicious trading activity at the omnibus account level, we will request underlying trading information and review the underlying trading activity for individual accounts to identify individual accounts engaged in excessive short-term trading activity. We will instruct the omnibus account to restrict, limit, or terminate trading privileges in a particular fund for individual accounts identified as engaging in excessive short-term trading through these omnibus accounts.

     Because of the increased costs to review underlying trading information, the USAA family of funds will not enter into agreements with every financial intermediary who operates an omnibus account. The USAA family of funds or their transfer agent could decide to enter into such contracts with financial intermediaries for all funds or particular funds, and can terminate such agreements at any time.

     OTHER FUND RIGHTS

     Each Fund reserves the right to:

     |X| Reject or restrict purchase or exchange orders when in the best interest of the Fund;

     |X| Limit or discontinue the offering of shares of the Fund without notice to the shareholders;

     |X| Calculate the NAV per share and accept purchase, exchange, and redemption orders on a business day that the NYSE is closed;

     |X| Require a signature guarantee for transactions or changes in account information in those instances where the appropriateness of a signature authorization is in question (the statement of additional information contains information on acceptable guarantors);

     |X|  Redeem an account with less than $250, with certain limitations; and

     |X| Restrict or liquidate an account when necessary or appropriate to comply with federal law.

SHAREHOLDER INFORMATION

     CURRENT PRICE, YIELD, AND TOTAL RETURN INFORMATION

     For the most current price, yield, and total return information for these Funds, you may call the USAA self-service telephone system at 800-531-8777. Say mutual fund quotes then say the fund name or FUND NUMBER of the fund on which you would like to receive information.

     Additionally, you may find the most current price of your Fund's shares in the business section of your newspaper in the mutual fund section under the heading "USAA Group" and the appropriate NEWSPAPER SYMBOL. If you prefer to obtain this information from an online computer service, you can do so by using its TICKER SYMBOL.

     ========================================================
      [ARROW]  FUND NUMBER
               Florida Tax-Free Income Fund                66
               Florida Tax-Free Money Market Fund          67

      [ARROW]  NEWSPAPER SYMBOL
               FLORIDA TAX-FREE INCOME FUND             TxFln

      [ARROW]  TICKER SYMBOL
               Florida Tax-Free Income Fund             UFLTX
               Florida Tax-Free Money Market Fund       UFLXX
     ========================================================

     You may also access this information through our USAA.COM Web site once you have established Internet access. In addition, you may see a Fund's total return quoted in advertisements and reports. You may also see a comparison of a Fund's performance to that of other mutual funds with similar investment objectives and to stock or relevant indices. You must remember that historical performance does not necessarily indicate what will happen in the future.

     SHARE PRICE CALCULATION

     The price at which you purchase and redeem Fund shares is equal to the NET ASSET VALUE (NAV) PER SHARE determined on the effective date of the purchase or redemption. You may

                                                                 17 - Prospectus

USAA FLORIDA FUNDS
--------------------------------------------------------------------------------

     buy and sell Fund shares at the NAV per share without a sales charge. Each Fund's NAV per share is calculated as of the close of the NYSE (generally 4 p.m. Eastern Time) each day that the NYSE is open for regular trading. The NYSE is closed on most national holidays and Good Friday.

     ==================================================================
                                    TOTAL ASSETS - TOTAL LIABILITIES
     [ARROW] NAV PER SHARE   =      -------------------------------
                                           NUMBER OF SHARES
                                              OUTSTANDING
     ==================================================================

     VALUATION OF SECURITIES

     Securities of the Florida Tax-Free Income Fund are generally traded in the over-the-counter market and are valued each business day by a pricing service (the Service) approved by the Fund's Board of Trustees. The Service uses the mean between quoted bid and asked prices or the last sales price to price securities when, in the Service's judgment, these prices are readily available and are representative of the securities' market values. For many securities, such prices are not readily available. The Service generally prices those securities based on methods that include consideration of yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers in securities; and general market conditions. In addition, securities with original or remaining maturities of 60 days or less and all securities of the Florida Tax-Free Money Market Fund are valued at amortized cost, which approximates market value. Repurchase agreements are valued at cost.

     Investments in open-end investment companies are valued at their net asset value at the end of each business day. Futures contracts are valued at the last quoted sales price.

     Securities for which market quotations are not readily available or are considered unreliable, or whose values have been materially affected by events occurring after the close of their primary markets but before the pricing of the Fund, are valued in good faith by us at fair value using valuation procedures approved by the Funds' Board of Trustees. The effect of fair value pricing is that securities may not be priced on the basis of quotations from the primary market in which they are traded, and the actual price realized from the sale of a security may differ materially from the fair value price. Valuing these securities at fair value is intended to cause a Fund's NAV to be more reliable than it otherwise would be.

     Fair value methods used by the Florida Tax-Free Income Fund include, but are not limited to, obtaining market quotations from secondary pricing services, broker-dealers, or widely-used quotations systems. General factors considered in determining the fair value of securities include fundamental analytical data, the nature and duration of any restrictions on disposition of the securities, and an evaluation of the forces that influences the market in which the securities are purchased and sold.

     For additional information on how securities are valued, see VALUATION OF SECURITIES in the Funds' statement of additional information.

     DIVIDENDS AND OTHER DISTRIBUTIONS

     Distributions from each Fund's net investment income are declared daily and paid on the last business day of the month. Dividends begin accruing on shares the day following their purchase date. When buying shares of the Florida Tax-Free Money Market Fund through a federal funds wire, however, you can begin earning dividends immediately on the day your instructions to purchase are received if you pay for your purchase by bank wire transfer prior to 10:30 a.m. Eastern Time on the same day. For both Funds, dividends continue to accrue to the effective date of redemption. If you redeem shares of the Florida Tax-Free Money Market Fund with a same-day wire request before 10:30 a.m. Eastern Time, however, the shares will not earn dividends that same day.

     Ordinarily, any realized capital gain distributions will be paid in December of each year. The Funds may make additional distributions to shareholders when considered appropriate or necessary. For example, a Fund could make an additional distribution to avoid the imposition of any federal income or excise tax.

     We will automatically reinvest all NET INVESTMENT INCOME DIVIDENDS and REALIZED CAPITAL GAIN DISTRIBUTIONS in additional shares of the distributing Fund unless you request to receive these distributions by way of electronic funds transfer. The share price will be the NAV of the Fund shares computed on the ex-distribution date. Any realized capital gain distributions made by the Florida Tax-Free Income Fund will reduce the NAV per share by the amount of the distribution on the ex-distribution date. You should consider carefully the effects of purchasing shares of the Florida Tax-Free Income Fund shortly before any realized capital gain distribution. Some or all of these distributions are subject to taxes. We will invest in your account any dividend or other distribution returned to us by your financial institution at the current NAV per share.

     ===========================================================================
     [ARROW] NET INVESTMENT INCOME DIVIDENDS PAYMENTS TO SHAREHOLDERS OF INCOME FROM DIVIDENDS AND INTEREST GENERATED BY A FUND'S INVESTMENTS.

     [ARROW] REALIZED CAPITAL GAIN DISTRIBUTIONS PAYMENTS TO SHAREHOLDERS OF GAINS REALIZED ON SECURITIES THAT A FUND HAS SOLD AT PROFIT, MINUS ANY REALIZED LOSSES.
     ===========================================================================

USAA Florida Funds - 18

--------------------------------------------------------------------------------

     TAXES

     The following tax information is quite general and refers to the federal income tax law in effect as of the date of this prospectus. While we manage the Funds so that at least 80% of each Fund's annual interest income will be exempt from federal income taxes, we may invest up to 20% of each Fund's assets in securities that generate income not exempt from those taxes. The interest income exemption for federal income tax purposes does not necessarily mean that the income is exempt under the income or other tax laws of any state or local taxing authority. A Fund's interest income also may be a tax preference item for purposes of the AMT. As discussed earlier on page 9, net capital gain distributed by or reinvested in a Fund will be taxable. In addition, gains, if any, on the redemption of a Fund's shares are taxable. A 15% maximum federal income tax rate will apply to individual shareholders (1) through December 31, 2010 for gains on redemptions of Fund shares held for more than one year and (2) to the Fund's net capital gain distributions from realized gains through March 31, 2011 on the sale or exchange of the Fund's capital assets held for more than one year. Although that rate also applies to certain taxable dividends, it is not expected that either Fund's income dividends will qualify for that rate. Because each investor's tax circumstances are unique and because the tax laws are subject to change, we recommend that you consult your tax adviser about your investment.

     WITHHOLDING

     Federal law requires each Fund to withhold (referred to as "backup withholding") and remit to the U.S. Treasury 28% of (1) taxable net investment income dividends, realized capital gain distributions, and proceeds of redemptions (other than redemptions of Florida Tax-Free Money Market Fund shares) otherwise payable to any non-corporate shareholder who fails to furnish the Fund with a correct taxpayer identification number and
     (2) those dividends and distributions otherwise payable to any such shareholder who:

     |X| Underreports dividend or interest income or |X| Fails to certify that he or she is not subject to backup withholding.

     To avoid this withholding requirement, you must certify, on your application or on a separate IRS Form W-9 supplied by the Fund's transfer agent, that your taxpayer identification number is correct and you are not currently subject to backup withholding.

     REPORTING

     Each Fund will report information to you annually concerning the tax status of dividends and other distributions for federal income tax purposes, including the portion of the dividends constituting a tax preference item for purposes of the federal AMT and the percentage and source (by state) of interest income earned on tax-exempt securities held by that Fund during the preceding year.

     FLORIDA TAXATION

     The following is only a general summary of certain Florida state tax considerations generally affecting the Funds and their shareholders. This discussion is not intended as a substitute for careful planning. Potential investors in the Funds should consult their tax advisers with specific reference to their own tax situations.

     Dividends and distributions paid by the Funds to individuals who are residents of Florida are not taxable by Florida, because Florida does not impose a personal income tax. Dividends and distributions by the Funds will be subject to Florida corporate income taxes. Accordingly, investors in the Funds, including in particular corporate investors that may be subject to the Florida corporate income tax, should consult their tax advisers with respect to the application of the Florida corporate income tax to the receipt of Fund dividends and distributions and to the investor's Florida tax situation in general.

     SHAREHOLDER MAILINGS

     HOUSEHOLDING

     Through our ongoing efforts to help reduce Fund expenses, each household will receive a single copy of the Funds' most recent financial reports and prospectus even if you or a family member own more than one account in the Funds. For many of you, this eliminates duplicate copies and saves paper and postage costs to the Funds. However, if you would like to receive individual copies, please contact us and we will begin your individual delivery within 30 days of your request.

     ELECTRONIC DELIVERY

     Log on to USAA.COM and sign up to receive your statements, confirmations, financial reports, and prospectuses via the Internet instead of through the mail.

                                                                 19 - Prospectus

USAA FLORIDA FUNDS
--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

     The following financial highlights tables are intended to help you understand each Fund's financial performance for the past five years. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all net investment income and realized capital gain distributions).

     The information has been audited by Ernst & Young LLP, an independent registered public accounting firm, whose report, along with the Funds' financial statements, are included in the annual report, which is available upon request.

FLORIDA TAX-FREE INCOME FUND

                                                                           YEAR ENDED MARCH 31,
                                                ==============================================================================
                                                    2007            2006             2005           2004             2003
                                                ==============================================================================
Net asset value at beginning of period          $    10.04       $    10.06       $   10.19       $   10.04        $    9.54
                                                ------------------------------------------------------------------------------
Income (loss) from investment operations:
   Net investment income                               .43              .43             .43             .44              .45
   Net realized and unrealized gain (loss)             .07             (.02)           (.13)            .15              .50
                                                ------------------------------------------------------------------------------
Total from investment operations                       .50              .41             .30             .59              .95
                                                ------------------------------------------------------------------------------
Less distributions:
   From net investment income                         (.43)            (.43)           (.43)           (.44)            (.45)
                                                ------------------------------------------------------------------------------
Net asset value at end of period                $    10.11       $    10.04       $   10.06       $   10.19        $   10.04
                                                ==============================================================================
Total return (%)*                                     5.12             4.06            2.98            6.01            10.16

Net assets at end of period (000)               $  233,061       $ 280,150        $ 262,560       $ 250,701        $ 226,935

Ratio of expenses to average net assets (%)**(a)       .62              .62             .63             .64              .63

Ratio of net investment income to
   average net assets (%)**                           4.31             4.19            4.23            4.35             4.59

Portfolio turnover (%)                               25.20            39.04           16.76           21.50            31.13

  *   Assumes reinvestment of all net investment income distributions during the period.

  **  For the year ended March 31, 2007, average net assets were $263,723,000.

  (a) Reflects total operating expenses of the Fund before reductions of any expenses paid indirectly. The Fund's expenses paid indirectly decreased the expense ratios as follows:
                                                     (.01%)          (.00%)(+)        (.00%)(+)       (.00%)(+)        (.00%)(+)

     (+)   Represents less than 0.01% of average net assets.

USAA Florida Funds - 20

--------------------------------------------------------------------------------

FLORIDA TAX-FREE MONEY MARKET FUND

                                                                           YEAR ENDED MARCH 31,
                                                ==============================================================================
                                                    2007            2006             2005           2004             2003
                                                ==============================================================================
Net asset value at beginning of period          $     1.00       $     1.00       $    1.00       $    1.00        $    1.00
                                                ------------------------------------------------------------------------------
Income from investment operations:
   Net investment income                               .03              .02             .01             .01              .01

Less distributions:
   From net investment income                         (.03)            (.02)           (.01)           (.01)            (.01)
                                                ------------------------------------------------------------------------------
Net asset value at end of period                $     1.00       $     1.00       $    1.00       $    1.00        $    1.00
                                                ==============================================================================
Total return (%)*                                     3.03             2.27             .96             .60             1.00

Net assets at end of period (000)               $   87,580       $  136,646       $ 128,661       $ 126,030        $ 125,465

Ratio of expenses to average
   net assets (%)**(a)                                 .65              .56             .60             .58              .59

Ratio of net investment income to average
   net assets (%)**                                   2.99             2.27             .97             .60              .99

  *   Assumes reinvestment of all net investment income distributions during the period. Includes adjustments in accordance with
      U.S. generally accepted accounting principles and could differ from the iMoneyNet reported return.

  **  For the year ended March 31, 2007, average net assets were $112,254,000.

  (a) Reflects total operating expenses of the Fund before reductions of any expenses paid indirectly. The Fund's expenses paid indirectly decreased the expense ratios as follows.

                                                      (.01%)        (.00%)(+)       (.00%)(+)       (.00%)(+)        (.00%)(+)

     (+)   Represents less than 0.01% of average net assets.

                                                                 21 - Prospectus

                                      NOTES

                                      NOTES

[USAA       9800 Fredericksburg Road
EAGLE       San Antonio, Texas 78288
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Clear the clutter -
get USAA documents online.
At USAA.COM click: DOCUMENTS

================================================================================
If you would like more information about the Funds, you may call 800-531-8181 to request a free copy of the Funds' statement of additional information (SAI), annual or semiannual reports, or to ask other questions about the Funds. The SAI has been filed with the Securities and Exchange Commission (SEC) and is legally a part of this prospectus. In each Fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during the last fiscal year. The Funds' annual and semiannual reports also can be viewed on USAA.COM. A complete description of the Funds' policies and procedures with respect to the disclosure of the Funds' portfolio securities is available in the Funds' SAI. The SAI is not available on USAA.COM because of cost considerations and lack of investor demand.

To view these documents, along with other related documents, you can visit the EDGAR database on the SEC's Web site (www.sec.gov) or the Commission's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room can be obtained by calling 202-551-8090. Additionally, copies of this information can be obtained, after payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section of the Commission, Washington, DC 20549-0102.
================================================================================

[USAA EAGLE LOGO (R)]   WE KNOW WHAT IT MEANS TO SERVE.
                      ------------------------------------
                          INSURANCE * MEMBER SERVICES

                                                               [GRAPHIC OMITTED]
                                                                        Recycled
                                                                           Paper

22734-0807      Investment Company Act File No. 811-7852          (C)2007, USAA.
                                                            All rights reserved.

                                     Part A

                               Prospectus for the
                               New York Bond and
                          New York Money Market Funds

[USAA EAGLE LOGO (R)]


USAA NEW YORK FUNDS
New York Bond Fund
New York Money Market Fund


                               P R O S P E C T U S



     AUGUST 1, 2007

As with other mutual funds, the Securities and Exchange Commission has not approved or disapproved of these Funds' shares or determined whether this prospectus is accurate or complete. Anyone who tells you otherwise is committing a crime.


TABLE OF CONTENTS
--------------------------------------------------------------------------------

What Are Each Fund's Investment
Objectives and Principal Strategies?                                         2

What Are the Principal Risks of
Investing in These Funds?                                                    2

Could the Value of Your Investment
in These Funds Fluctuate?                                                    3

Fees and Expenses                                                            6

Fund Investments                                                             7

Fund Management                                                             11

Using Mutual Funds in an
Investment Program                                                          13

How to Invest                                                               13

How to Redeem                                                               15

How to Exchange                                                             15

Other Important Information
About Purchases, Redemptions,
and Exchanges                                                               16

Shareholder Information                                                     17

Financial Highlights                                                        20

Appendix A                                                                  22

USAA NEW YORK FUNDS
--------------------------------------------------------------------------------

USAA INVESTMENT MANAGEMENT COMPANY (IMCO) MANAGES THESE FUNDS. FOR EASIER READING, IMCO WILL BE REFERRED TO AS "WE" OR "US" THROUGHOUT THE PROSPECTUS.

WHAT ARE EACH FUND'S INVESTMENT
OBJECTIVES AND PRINCIPAL STRATEGIES?

     Each Fund has a common objective of providing New York investors with a high level of current interest income that is exempt from federal income tax and New York State and New York City personal income taxes. The New York Money Market Fund has a further objective of preserving capital and maintaining liquidity. Each Fund has separate investment policies to achieve its objective. The Funds' Board of Trustees may change a Fund's investment objective without shareholder approval.

     NEW YORK BOND FUND

     The New York Bond Fund primarily invests in long-term investment-grade New York tax-exempt securities. During normal market conditions, at least 80% of the Fund's net assets will consist of New York tax-exempt securities. The Fund's dollar-weighted average portfolio maturity is not restricted, but is expected to be greater than ten years.

     NEW YORK MONEY MARKET FUND

     The New York Money Market Fund invests in high-quality New York tax-exempt securities with remaining maturities of 397 days or less. During normal market conditions, at least 80% of the Fund's net assets will consist of New York tax-exempt securities.

WHAT ARE THE PRINCIPAL RISKS OF
INVESTING IN THESE FUNDS?

     The principal risks of investing in these Funds are credit risk, interest rate risk, management risk, call risk, and structural risk.

     CREDIT RISK: The possibility that a borrower cannot make timely interest and principal payments on its securities. The securities in each Fund's portfolio are subject to credit risk. The Funds accept some credit risk as a recognized means to enhance investors' return. All securities varying from the highest quality to very speculative have some degree of credit risk. We attempt to minimize the Funds' overall credit risks by:

     * Primarily investing in securities considered at least investment grade at the time of purchase. Nevertheless, even investment-grade securities are subject to some credit risk. In addition, the ratings of securities are the rating agencies' estimates of the credit quality of the securities. The ratings may not take into account every risk related to whether interest or principal will be repaid on a timely basis.

     * When evaluating potential investments for the Funds, our credit analysts also independently assess credit risk and its impact on the Funds' portfolios.

     * Diversifying the Funds' portfolios by investing in securities of a large number of unrelated issuers, which reduces a Fund's exposure to the risks of an investment in the securities of any one issuer or group of issuers. We invest in many securities with slightly different risk characteristics and across different economic sectors and geographic regions. If a random credit event should occur, such as a default, a Fund would suffer a much smaller loss than if the Fund were concentrated in relatively large holdings with highly correlated risks.

     Securities rated below investment grade (junk or high-yield bonds) should be regarded as speculative because their issuers are more susceptible to financial setbacks and recession than more creditworthy companies. If a Fund invests in securities whose issuers develop unexpected credit problems, the Fund's price could decline. Changes in economic conditions or other circumstances are more likely to lead to a weakened capability to make principal and interest payments on these securities than is the case for higher-rated securities.

     INTEREST RATE RISK: The possibility that the value of each Fund's investments will decline because of an increase in interest rates, adverse changes in supply and demand for tax-exempt securities, or other market factors. As mutual funds investing in bonds, the Funds are subject to the risk that the market value of the bonds will decline because of rising interest rates. Bond prices are linked to the prevailing market interest rates. In general, when interest rates rise, bond prices fall and when interest rates fall, bond prices rise. The price volatility of a bond also depends on its maturity. Generally, the longer the maturity of a bond, the greater its sensitivity to interest rates. To compensate investors for this higher market risk, bonds with longer maturities generally offer higher yields than bonds with shorter maturities.

     * IF INTEREST RATES INCREASE: the yield of each Fund may increase. In addition, the market value of the New York Bond Fund's securities will likely decline, adversely affecting the Fund's net asset value and total return.

     * IF INTEREST RATES DECREASE: the yield of each Fund may decrease. In addition, the market value of the New York Bond Fund's securities may increase, which would likely increase the Fund's net asset value and total return.

     The credit and interest rate risks may be magnified because each Fund concentrates its investments in New York tax-exempt securities.

USAA New York Funds - 2

--------------------------------------------------------------------------------

     MANAGEMENT RISK: The possibility that the investment techniques and risk analyses used by each Fund's managers will not produce the desired results. These Funds are subject to management risk because each Fund is actively managed. There is no guarantee that the investment techniques and risk analyses used by the Funds' managers will produce the desired results.

     CALL RISK. Many municipal bonds may be "called," or redeemed, by the issuer before the stated maturity. During a period of declining interest rates, an issuer would call, or refinance, a higher-yielding bond for the same reason that a home- owner would refinance a home mortgage. Interest rates must drop sufficiently so that the savings more than offset the cost of refinancing.

     * Intermediate- and long-term municipal bonds have the greatest call risk, because most municipal bonds may not be called until after ten years from the date of issue. The period of "call protection" may be longer or shorter than ten years, but regardless, bonds purchased closest to the date of issue will have the most call protection. Typically, bonds with original maturities of ten years or less are not callable.

     * Although investors certainly appreciate the rise in bond prices when interest rates drop, falling interest rates create the environment necessary to "call" the higher-yielding bonds from your Fund. When bonds are called, a Fund is affected in several ways. Most likely, we must reinvest the bond-call proceeds at lower interest rates. The Fund's income may drop as a result. The Fund may also realize a taxable capital gain.

     STRUCTURAL RISK. Some tax-exempt securities, referred to as "synthetic instruments," are created by combining an intermediate- or long-term municipal bond with a right to sell the instrument back to the remarketer or liquidity provider for repurchase on short notice, referred to as a "tender option." Usually, the tender option is backed by a letter of credit or similar guarantee from a bank. The guarantee, however, is typically conditional, which means that the bank is not required to pay under the guarantee if there is a default by the municipality or if certain other events occur. These types of instruments involve special risks, referred to as "structural risk." For example, because of the structure of a synthetic instrument, there is a risk that the instrument will lose its tax-exempt treatment or that we will not be able to exercise our tender option. We will not purchase a synthetic instrument unless counsel for the issuer has issued an opinion that the instrument is entitled to tax-exempt treatment. In addition, we will not purchase a synthetic instrument for the New York Money Market Fund unless we believe there is only minimal risk that we will not be able to exercise our tender option at all times.

     OTHER RISKS: Because any investment involves risk, there is no assurance that the Funds' objectives will be achieved. As you consider an investment in either Fund, you should also take into account your tolerance for the daily fluctuations of the financial markets and whether you can afford to leave your money in the investment for long periods of time to ride out down periods. As with other mutual funds, losing money is a risk of investing in these Funds.

     An investment in either Fund is not a deposit of USAA Federal Savings Bank, or any other bank, and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the New York Money Market Fund seeks to preserve the value of your investment at $1 per share, it is possible to lose money by investing in the Fund.

     You can find more detailed information about the risks you will face as a Fund shareholder in the statement of additional information.

COULD THE VALUE OF YOUR INVESTMENT
IN THESE FUNDS FLUCTUATE?

     Yes, it could. In fact, the value of your investment in the New York Bond Fund will fluctuate with the changing market values of the investments in the Fund. We manage the New York Money Market Fund in accordance with strict Securities and Exchange Commission (SEC) guidelines designed to preserve the Fund's value at $1 per share, although, of course, we cannot guarantee that the value will remain at $1 per share.

     The value of the securities in which the New York Bond Fund invests typically fluctuates inversely with changes in the general level of interest rates. Changes in the creditworthiness of issuers and changes in other market factors such as the relative supply of and demand for tax-exempt securities also create value fluctuations.

     The bar charts shown on the following pages illustrate each Fund's volatility and performance from year to year for each full calendar year over the past ten years.

     TOTAL RETURN

     All mutual funds must use the same formula to calculate TOTAL RETURN.

     ===========================================================================
     [ARROW] TOTAL RETURN MEASURES THE PRICE CHANGE IN A SHARE ASSUMING THE REINVESTMENT OF ALL NET INVESTMENT INCOME AND REALIZED CAPITAL GAIN DISTRIBUTIONS.
     ===========================================================================

                                                                  3 - Prospectus

USAA NEW YORK FUNDS
--------------------------------------------------------------------------------

     NEW YORK BOND FUND

     [BAR CHART]
     ANNUAL RETURNS FOR PERIODS ENDED 12/31

                 CALENDAR YEAR       TOTAL RETURN
                     1997              10.64%
                     1998               6.68%
                     1999              -5.08%
                     2000              14.86%
                     2001               4.38%
                     2002               9.54%
                     2003               5.57%
                     2004               4.74%
                     2005               3.75%
                     2006               4.55%

                           SIX-MONTH YTD TOTAL RETURN
                                -0.14% (6/30/07)


         BEST QUARTER*                       WORST QUARTER*
         6.12% 4th Qtr. 2000           -2.36% 2nd Qtr. 2004

[footnote]
  * Please note that "Best Quarter" and "Worst Quarter" figures are applicable only to the time period covered by the bar chart.

     The following table shows how the New York Bond Fund's average annual total returns for the periods indicated compared to those of relevant securities market indices. The after-tax returns are shown in two ways: (1) assumes that you owned the Fund during the entire period and paid taxes on the Fund's distributions of taxable net investment income or realized capital gains and (2) assumes that you paid taxes on the Fund's distributions of taxable net investment income or realized capital gains and sold all shares at the end of each period.

     After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In certain situations, the return after taxes on distributions and sale of fund shares may be higher than the other return amounts. A higher after-tax return may result when a capital loss occurs upon redemption and translates into an assumed tax deduction that benefits the shareholder. The actual after-tax returns depend on your tax situation and may differ from those shown.

     Remember,   historical  performance  (before  and  after  taxes)  does  not necessarily indicate what will happen in the future.

================================================================================
                          AVERAGE ANNUAL TOTAL RETURNS
                     FOR THE PERIODS ENDED DECEMBER 31, 2006

                                                                        SINCE
                                     PAST        PAST       PAST      INCEPTION
                                    1 YEAR     5 YEARS    10 YEARS     10/10/90
--------------------------------------------------------------------------------
Return Before Taxes                 4.55%       5.61%      5.84%       6.82%
--------------------------------------------------------------------------------
Return After Taxes on Distributions 4.55%       5.61%      5.84%       6.75%
--------------------------------------------------------------------------------
Return After Taxes on Distributions
and Sale of Fund Shares             4.45%       5.47%      5.75%       6.65%
--------------------------------------------------------------------------------
Lehman Brothers Municipal Bond Index*
(reflects no deduction for fees,
expenses, or taxes)                 4.84%       5.53%      5.76%       6.79%(+)
--------------------------------------------------------------------------------
Lipper New York Municipal Debt
Funds Index** (reflects no
deduction for taxes)                4.87%       5.13%      5.10%       6.24%(+)
--------------------------------------------------------------------------------
[footnotes]
* The Lehman Brothers Municipal Bond Index is an unmanaged benchmark of total return performance for the long-term, investment-grade, tax-exempt bond market.

** The Lipper New York Municipal Debt Funds Index tracks the total return performance of the 30 largest funds within this category. This category includes funds that limit their assets to those securities that are exempt from taxation in New York State and New York City.

+ The performance of the Lehman Brothers Municipal Bond Index and the Lipper New York Municipal Debt Funds Index is calculated with a commencement date of September 30, 1990, while the Fund's inception date is October 10, 1990. There may be a slight variation in the comparative performance numbers because of this difference.

    NONE OF THE NEW YORK BOND FUND'S RETURN WAS A TAX PREFERENCE ITEM FOR PURPOSE OF THE FEDERAL ALTERNATIVE MINIMUM TAX.
================================================================================

USAA New York Funds - 4

--------------------------------------------------------------------------------

     NEW YORK MONEY MARKET FUND

     [BAR CHART]
     ANNUAL RETURNS FOR PERIODS ENDED 12/31

               CALENDAR YEAR       TOTAL RETURN
                     1997               3.28%
                     1998               3.05%
                     1999               2.85%
                     2000               3.67%
                     2001               2.31%
                     2002               0.96%
                     2003               0.59%
                     2004               0.69%
                     2005               1.87%
                     2006               2.89%

                           SIX-MONTH YTD TOTAL RETURN
                                1.54% (6/30/07)

                BEST QUARTER*                     WORST QUARTER*
                0.96% 2nd Qtr. 2000          0.11% 1st Qtr. 2004

[footnote]
* Please note that "Best Quarter" and "Worst Quarter" figures are applicable only to the time period covered by the bar chart.


     The following table shows the New York Money Market Fund's average annual total returns for the periods indicated. Remember, historical performance does not necessarily indicate what will happen in the future.

================================================================================
                          AVERAGE ANNUAL TOTAL RETURNS
                    FOR THE PERIODS ENDED DECEMBER 31, 2006

                                                                        SINCE
                                     PAST        PAST       PAST      INCEPTION
                                    1 YEAR     5 YEARS    10 YEARS     10/10/90
--------------------------------------------------------------------------------
New York Money Market Fund           2.89%       1.40%      2.21%        2.54%
--------------------------------------------------------------------------------

  NONE OF THE NEW YORK MONEY MARKET FUND'S RETURN WAS A TAX PREFERENCE ITEM FOR PURPOSE OF THE FEDERAL ALTERNATIVE MINIMUM TAX.
================================================================================

                                                                  5 - Prospectus

USAA NEW YORK FUNDS
--------------------------------------------------------------------------------

     YIELD

     All mutual funds must use the same formulas to calculate YIELD and EFFECTIVE YIELD.

================================================================================
[ARROW] YIELD IS THE ANNUALIZED NET INVESTMENT INCOME OF THE FUND DURING A SPECIFIED PERIOD AS A PERCENTAGE OF THE FUND'S SHARE PRICE AT THE END OF THE PERIOD.

[ARROW] EFFECTIVE YIELD IS CALCULATED SIMILAR TO THE YIELD; HOWEVER, WHEN ANNUALIZED, THE NET INVESTMENT INCOME EARNED IS ASSUMED TO BE REINVESTED.
================================================================================

     NEW YORK BOND FUND

     The New York Bond Fund may advertise performance in terms of a 30-day yield quotation or a tax-equivalent yield. The Fund's 30day yield for the period ended December 31, 2006, was 3.33%.

     NEW YORK MONEY MARKET FUND

     The New York Money Market Fund typically advertises performance in terms of a 7-day yield and effective yield or tax-equivalent yield and may advertise total return. The 7-day yield quotation more closely reflects current earnings of the Fund than the total return quotation. The effective yield will be slightly higher than the yield because of the compounding effect of the assumed reinvestment. Current yields and effective yields fluctuate daily and will vary with factors such as interest rates and the quality, length of maturities, and type of investments in the portfolio. The Fund's 7-day yield for the period ended December 31, 2006, was 3.30%.

     TAX-EQUIVALENT YIELD

     Investors use tax-equivalent yields to compare taxable and tax-exempt fixed income investments using a common yield measure. The tax-equivalent yield is the yield that a fully taxable investment (E.G., a bond that pays taxable interest or a mutual fund that pays dividends that are attributable to taxable interest) must generate to earn the same "take-home" yield as a tax-exempt investment. The calculation depends upon your federal and New York State and City marginal income tax rates and assumes that an investor can fully itemize deductions on his or her federal tax return. The higher your marginal tax bracket, the higher will be the tax-equivalent yield and the more valuable will the Fund's tax-exempt dividends be.

     Since our Funds do not currently own and do not intend to own securities on which the interest is a tax preference item for purposes of the federal alternative minimum tax (AMT), the following calculations apply to all individual shareholders regardless of their status.

     For example, if you assume a federal marginal income tax rate of 35% and a combined state and city marginal tax rate of 10.50%, the Effective Marginal Tax Rate would be 41.82%. Using this tax rate combined, the Funds' tax-equivalent yields for the period ended December 31, 2006, would be as follows:

                                                            TAX-EQUIVALENT
                                                YIELD            YIELD
      ----------------------------------------------------------------------
      New York Bond Fund (30 day)               3.33%            5.73%
      New York Money Market Fund (7 day)        3.30%            5.67%

     Using the example, to exceed the 30-day yield of the New York Bond Fund on an after-tax basis, you would have needed a fully taxable investment that yielded more than 5.73% per year. Likewise, to exceed the 7-day yield of the New York Money Market Fund, you would have needed a fully taxable investment that yielded more than 5.67% per year.

     For more information on calculating tax-equivalent yields, see APPENDIX A on pages 22-23.

FEES AND EXPENSES

     The following summary describes the fees and expenses you may pay, directly and indirectly, to invest in the Funds.

     SHAREHOLDER TRANSACTION EXPENSES -- DIRECT COSTS

     There are no fees or sales loads charged to your Fund account when you buy or sell Fund shares. However, if you sell shares and request your money by wire transfer, there is a $20 domestic wire fee and a $35 foreign wire fee. (Your bank may also charge a fee for wires.)

     ANNUAL FUND OPERATING EXPENSES -- INDIRECT COSTS

     Fund expenses come out of the Funds' assets and are reflected in the Funds' share prices and dividends. "Other Expenses" include expenses such as custodian, administration and servicing, and transfer agent fees. The figures below show actual expenses before reductions of any expenses paid indirectly, if any, during the past fiscal year ended March 31, 2007, and are calculated as a percentage of average net assets (ANA).

                                                  NEW YORK        NEW YORK MONEY
                                                  BOND FUND       MARKET FUND

     Management Fee                                 .40%a             .36%
     Distribution and Service (12b-1) Fees          None              None
     Other Expenses                                 .30%              .33%
     TOTAL ANNUAL OPERATING EXPENSES                .70%B             .69%B,C

a A performance fee adjustment increased the New York Bond Fund's management fee of 0.36% by 0.04% for the most recent fiscal year ended March 31, 2007. The performance adjustment is calculated by comparing the New York Bond Fund's performance during the relevant performance period to that of the

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     Lipper  New  York  Municipal  Debt  Funds  Index.  See  page  12  for  more information about the calculation of the performance fee adjustment.

b Through arrangements with the Funds' custodian and other banks utilized by the Funds for cash management purposes, realized credits, if any, generated from cash balances in the Funds' bank accounts are used to reduce the Funds' expenses. Total annual operating expenses of the Funds reflect total operating expenses of the Funds before reductions of any expenses paid indirectly. For the fiscal year ended March 31, 2007, the Fund's expenses paid indirectly decreased the expense ratio of the New York Bond Fund and the New York Money Market Fund by 0.01%.

c We have voluntarily agreed to limit the New York Money Market Fund's Total Annual Operating Expenses to 0.60% of its ANA, excluding credits from fee offset arrangements, and to reimburse the Fund for all expenses in excess of this amount. We can modify or terminate this arrangement at any time. With this reimbursement, the Fund's Actual Total Annual Operating Expenses were as follows:

                                                              NEW YORK MONEY
                                                                MARKET FUND
               Actual Total Annual Operating Expenses            .69%
               Reimbursement From IMCO                          (.09%)
               TOTAL ANNUAL OPERATING EXPENSES
                AFTER REIMBURSEMENT                              .60%

     ====================================================================
     [ARROW]   12B-1 FEES SOME MUTUAL FUNDS CHARGE THESE FEES TO PAY
               FOR ADVERTISING AND OTHER COSTS OF SELLING FUND SHARES.
     ====================================================================

     EXAMPLE

     This example is intended to help you compare the cost of investing in one of the Funds with the cost of investing in other mutual funds. Although your actual costs may be higher or lower, you would pay the following expenses on a $10,000 investment, assuming (1) a 5% annual return, (2) the Fund's operating expenses (before any applicable fee offset or reimbursement) remain the same, and (3) you redeem all of your shares at the end of the periods shown.

                                   1 YEAR    3 YEARS     5 YEARS     10 YEARS
        -----------------------------------------------------------------------
        New York Bond Fund          $72        $224       $390        $871

        New York Money
        Market Fund                 $70        $221       $384        $859

FUND INVESTMENTS

     PRINCIPAL INVESTMENT STRATEGIES

     [ARROW] WHAT IS EACH FUND'S PRINCIPAL INVESTMENT STRATEGY?

     Each Fund's principal strategy is to invest its assets in securities issued by New York State, its political subdivisions, municipalities and public authorities, and by other governmental entities if, in the opinion of counsel to the issuer, the interest from such obligations is excluded from gross income for federal income tax purposes and is exempt from New York State and New York City personal income taxes.

     These securities include municipal debt obligations that have been issued by New York and its political subdivisions and duly constituted state and local authorities and corporations. We refer to these securities as New York tax-exempt securities. New York tax-exempt securities are issued to fund public infrastructure projects such as streets and highways, schools, water and sewer systems, hospitals, and airports. They may also be issued to refinance outstanding obligations as well as to obtain funds for general operating expenses and for loans to other public institutions and facilities.

     Because the projects benefit the public, Congress has granted an exemption from federal income tax for the interest income arising from these securities. Likewise, the New York Legislature has granted an exemption from state and city personal income taxes for most New York municipal securities.

     [ARROW] WHAT TYPES OF TAX-EXEMPT SECURITIES WILL BE INCLUDED IN EACH FUND'S PORTFOLIO?

     Each Fund's assets may be invested in, among other things, any of the following tax-exempt securities:

     * GENERAL OBLIGATION BONDS, which are secured by the issuer's pledge of its full faith, credit, and taxing power for the payment of principal and interest.

     * REVENUE BONDS, which are payable from the revenue derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source, but not from the general taxing power.

     * MUNICIPAL LEASE OBLIGATIONS, which are backed by the municipality's covenant to budget for the payments due under the lease obligation;

         Municipal lease obligations may be determined to be liquid in accordance with the guidelines established by the Funds' Board of Trustees. In determining the liquidity of a municipal lease obligation, we will consider among other things: (1) the frequency of trades and quotes for the municipal lease obligation; (2) the number of dealers willing to purchase or sell the municipal lease obligation and the number of other potential purchasers; (3) dealer undertakings to make a market in the municipal lease obligation; (4) the nature of the marketplace trades, including the time needed to dispose of the municipal lease obligation, the method of soliciting offers, and the mechanics of transfer; (5) whether the municipal lease obligation is of a size that will be attractive to institutional investors; (6) whether the municipal lease obligation contains a non-appropriation clause and the likelihood that the obligor will fail to make

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         an  appropriation  therefor;  and  (7)  such  other  factors  as we may determine to be relevant to such determination.

     * INDUSTRIAL DEVELOPMENT REVENUE BONDS, such as pollution control revenue bonds, which are issued by or on behalf of public authorities to obtain funds for privately operated facilities.

     * INVERSE FLOATING RATE SECURITIES, the New York Bond Fund may invest in securities with coupons that vary inversely with changes in short-term tax-exempt interest rates and thus are considered leveraged investments in an underlying municipal bond.

         Up to 10% of the New York Bond Fund's net assets may be invested in municipal securities whose coupons vary inversely with changes in short-term tax-exempt interest rates and thus are considered leveraged investments in underlying municipal bonds (or securities with similar economic characteristics). These securities present special risks for two reasons: (1) if short-term interest rates rise (fall), the income the fund earns on the inverse floating rate security will fall (rise); and (2) if long-term interest rates rise (fall) the value of the inverse floating rate security will fall (rise) more than the value of the underlying bond because of the leveraged nature of the investment. The New York Bond Fund will seek to buy these securities at attractive values and yields that over time more than compensate the Fund for the securities' price volatility.

     * WHEN-ISSUED AND DELAYED-DELIVERY SECURITIES, each Fund's assets may be invested in securities offered on a when-issued or delayed-delivery basis, which means that delivery and payment take place after the date of the commitment to purchase, normally within 45 days, both price and interest rate are fixed at the time of commitment, the Funds do not earn interest on the securities until settlement, and the market value of the securities may fluctuate between purchase and settlement. Such securities can be sold before settlement date.

     * SYNTHETIC INSTRUMENTS, which combine a municipality's long-term obligation to pay interest and principal with the obligation of a third party to repurchase the instrument on short notice. Securities are often specifically structured so that they are eligible investments for a money market fund. For example, in order to satisfy the maturity restrictions for a money market fund, some money market securities have demand or put features, which have the effect of shortening the maturity of the securities.

     Up to 15% of the New York Bond Fund's net assets and up to 10% of the New York Money Market Fund's net assets may be invested in securities that are illiquid. Illiquid securities are generally those securities which cannot be disposed of in the ordinary course of business, seven days or less, at approximately the same value at which the Fund has valued the securities.

     [ARROW] WHAT PERCENTAGE OF EACH FUND'S ASSETS WILL BE INVESTED IN NEW YORK TAX-EXEMPT SECURITIES?

     During normal market conditions, at least 80% of each Fund's net assets will consist of New York tax-exempt securities. This policy may only be changed by a shareholder vote.

     In addition to New York tax-exempt securities, securities issued by certain U.S. territories and possessions such as Puerto Rico, the Virgin Islands, or Guam are exempt from federal income tax and New York State and City personal income taxes, and as such, we may invest up to 20% of each Fund's net assets in these securities.

     [ARROW] ARE EACH FUND'S INVESTMENTS DIVERSIFIED IN MANY DIFFERENT ISSUERS?

     Each Fund is considered diversified under the federal securities laws. This means that we will not invest more than 5% in any one issuer with respect to 75% of each Fund's assets. With respect to the remaining 25% of each Fund's assets, we could invest more than 5% in any one, or more, issuers. Purchases of securities issued or guaranteed by the U.S. government or its agencies or instrumentalities are not counted toward the 5% limitation. Each Fund, of course, is concentrated geographically through the purchase of New York tax-exempt securities. For further discussion of diversification, see INVESTMENT POLICIES in the statement of additional information.

     With respect to the New York Money Market Fund, strict SEC guidelines do not permit us to invest, with respect to 75% of the Fund's assets, greater than 10% of the Fund's assets in securities issued by or subject to guarantees by the same institution.

     We also may not invest more than 25% of a Fund's assets in securities issued in connection with the financing of projects with similar characteristics, such as toll road revenue bonds, housing revenue bonds, or electric power project revenue bonds, or in industrial development revenue bonds that are based, directly or indirectly, on the credit of private entities of any one industry. However, we reserve the right to invest more than 25% of a Fund's assets in tax-exempt industrial development revenue bonds. The 25% industry limitation does not apply to U.S. government securities, general obligation bonds, or bonds that are escrowed.

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     [ARROW] WHAT ARE THE POTENTIAL RISKS ASSOCIATED WITH  CONCENTRATING  SUCH A
     LARGE PORTION OF EACH FUND'S ASSETS IN ONE STATE?

     The Funds are subject to credit and interest rate risks, as previously described, which could be magnified by the Funds' concentration in New York issuers. New York tax-exempt securities may be affected by political, economic, regulatory, or other developments that limit the ability of New York issuers to pay interest or repay principal in a timely manner. Therefore, the Funds are affected by events within New York to a much greater degree than a more diversified national fund.

     A particular development may not directly relate to the Funds' investments but nevertheless might depress the entire market for the state's tax-exempt securities and therefore adversely impact the Funds' valuation.

     An investment in the New York Funds may be riskier than an investment in other types of tax-exempt funds because of this concentration.

     The following are examples of just some of the events that may depress valuations for New York tax-exempt securities for an extended period of time:

     * Changes in state laws, including voter referendums, that restrict revenues or raise costs for issuers.

     * Court decisions that affect a category of municipal bonds, such as municipal lease obligations or electric utilities.

     * Natural disasters such as floods, storms, hurricanes, droughts, fires, or earthquakes.

     * Bankruptcy or financial distress of a prominent municipal issuer within the state.

     * Economic issues that affect critical industries or large employers or that weaken real estate prices.

     *   Reductions in federal or state financial aid.

     *   Imbalance   in  the  supply  and  demand  for  the  state's   municipal
         securities.

     * Developments that may change the tax treatment of New York tax-exempt securities.

     In addition, because each Fund invests in securities backed by banks and other financial institutions, changes in the credit quality of these institutions could cause losses to a Fund and affect its share price.

     Other   considerations   affecting  the  Funds'  investments  in  New  York
     tax-exempt securities are summarized in the statement of additional information under SPECIAL RISK CONSIDERATIONS.

     [ARROW] DO THE FUNDS PURCHASE BONDS GUARANTEED BY BOND INSURANCE?

     Yes. Some of the bonds we purchase for the Funds are secured by bond insurance that guarantees scheduled principal and interest payments. In addition, we may purchase bond insurance for individual uninsured securities when we believe it will provide an anticipated benefit to the Funds. However, this insurance may not completely eliminate the risk of investing in the issuer.

     [ARROW] WILL ANY PORTION OF THE DISTRIBUTIONS FROM THE FUNDS BE SUBJECT TO FEDERAL INCOME TAX?

     During normal market conditions, at least 80% of each Fund's annual interest income (and, therefore, its net investment income dividends) will be excluded from a shareholder's gross income for federal income tax purposes and will also be exempt from New York State and City personal income taxes. This policy may be changed only by a shareholder vote. Furthermore, it is our practice to purchase only securities that pay interest exempt from federal income tax.

     However, gains and losses from trading securities that occur during the normal course of managing a Fund may result in net realized capital gain distributions. The Internal Revenue Code treats these distributions differently than tax-exempt interest income in the following ways:

     * Distributions of the excess of net short-term capital gain over net long-term capital loss are taxable as ordinary income.

     * Distributions of net realized capital gain (the excess of net long-term capital gain over net short-term capital loss) are taxable as long-term capital gains, regardless of the length of time you have held the Fund shares.

     * Both short-term and long-term realized capital gains are taxable whether received in cash or reinvested in additional shares.

     [ARROW] WILL DISTRIBUTIONS BY THE FUNDS BE A TAX PREFERENCE ITEM FOR PURPOSES OF THE FEDERAL ALTERNATIVE MINIMUM TAX (AMT)?

     During normal market conditions, at least 80% of each Fund's annual interest income (and, therefore, its net investment income dividends) will not be a tax preference item for purposes of the federal AMT. This policy may be changed only by a shareholder vote. However, since their inception, the Funds have not distributed any income that is a tax preference item for purposes of the federal AMT for individual taxpayers, and we do not intend to invest in any securities that earn any such income in the future. However, of course, changes in federal tax laws or

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     other  unforeseen  circumstances  could result in a Fund's earning interest income that is a tax preference item for purposes of the federal AMT.

     ADDITIONAL INFORMATION

     As a temporary defensive measure because of market, economic, political, or other conditions, up to 100% of each Fund's assets may be invested in short-term securities regardless of whether the interest is exempt from federal income tax and New York State and New York City personal income taxes. To the extent that these temporary investments produce taxable income, that income may result in that Fund not fully achieving its investment objective during the time it is in this temporary defensive posture.

     This prospectus doesn't tell you about every policy or risk of investing in these Funds. For additional information about these Funds' investment policies and the types of securities in which the Funds' assets may be invested, you may want to request a copy of the statement of additional information (the back cover tells you how to do this).

     NEW YORK BOND FUND

     [ARROW] WHAT IS THE CREDIT QUALITY OF THE FUND'S INVESTMENTS?

     Under normal market conditions, we will invest the Fund's assets so that at least 50% of the total market value of the tax-exempt securities are rated within the three highest long-term rating categories (A or higher) by Moody's Investors Service (Moody's), Standard & Poor's Ratings Group (S&P), Fitch Ratings (Fitch), Dominion Bond Rating Service Limited (Dominion), or A.M. Best Co. Inc., (A.M. Best); or in the highest short-term rating category by Moody's, S&P, Fitch, Dominion, or A.M. Best.

     Investment-grade securities include securities issued or guaranteed by the U.S. government, its agencies and instrumentalities, as well as securities rated or subject to a guarantee or an obligor that is rated within the categories listed by at least one of the following rating agencies:

                        LONG-TERM                SHORT-TERM
       RATING AGENCY    DEBT SECURITIES          DEBT SECURITIES
       --------------------------------------------------------------
       Moody's          At least Baa 3           At least Prime-3
                                                 or MIG3

       S&P              At least BBB-            At least A-3 or SP-2

       Fitch            At least BBB-            At least F3

       Dominion         At least BBB low         At least R-2 low

       A.M. Best        At least bbb             At least AMB-3

     If the security is not rated, we may make a determination that the security is of equivalent investment quality to a comparable security.

     In addition, up to 10% of the Fund's assets may be invested in below-investment-grade securities. Below-investment-grade securities are considered speculative and are subject to significant credit risk since they are believed to represent a greater risk of default than more creditworthy investment-grade securities. These lower quality securities generally have less interest rate risk and higher credit risk than the higher quality securities. At the same time, the volatility of below-investment-grade securities historically has been notably less than the equity market as a whole. The market on which below-investment-grade securities are traded may also be less liquid than the market for investment-grade securities.

     On occasion, we may pay a rating agency to rate a particular security when we believe it will provide an anticipated benefit to the Fund.

     You will find a complete description of the above tax-exempt ratings in the Fund's statement of additional information.

     [ARROW] WHAT IS THE FUND'S PORTFOLIO WEIGHTED AVERAGE MATURITY AND HOW IS IT CALCULATED?

     While the Fund's portfolio weighted average maturity is not restricted, we expect it to be greater than ten years. To determine a security's maturity for purposes of calculating the Fund's portfolio weighted average maturity, we may estimate the expected time in which the security's principal is to be paid. This can be substantially shorter than its stated final maturity. For more information on the method of calculating the Fund's portfolio weighted average maturity, see INVESTMENT POLICIES in the Fund's statement of additional information.

     [ARROW] HOW ARE THE DECISIONS TO BUY AND SELL SECURITIES MADE?

     We manage tax-exempt funds based on the common sense premise that our investors value tax-exempt income over taxable capital gain distributions. When weighing the decision to buy or sell a security, we strive to balance the value of the tax-exempt income, the credit risk of the issuer, and the price volatility of the bond.

     NEW YORK MONEY MARKET FUND

     [ARROW] WHAT IS THE CREDIT QUALITY OF THE FUND'S INVESTMENTS AT THE TIME OF PURCHASE?

     The Fund's purchases consist of securities meeting the requirements to qualify as "eligible securities" under the SEC rules applicable to money market funds. In general, an eligible security is defined as a security that is:

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     *   Issued  or  guaranteed  by  the  U.S.   government  or  any  agency  or
         instrumentality thereof, including "prerefunded" and "escrowed to maturity" tax-exempt securities;

     * Rated or subject to a guarantee that is rated in one of the two highest categories for short-term securities by at least two Nationally Recognized Statistical Rating Organizations (NRSROs), or by one NRSRO if the security is rated by only one NRSRO;

     * Unrated but issued by an issuer or guaranteed by a guarantor that has other comparable short-term debt obligations so rated; or

     *   Unrated but determined by us to be of comparable quality.

     In addition, we must consider whether a particular investment presents minimal credit risk in accordance with SEC guidelines applicable to money market funds.

     [ARROW] WHO ARE THE NATIONALLY RECOGNIZED STATISTICAL RATING ORGANIZATIONS (NRSROS)?

     Current NRSROs include:

     *  Moody's  Investors Service
     *  Standard & Poor's Ratings Group
     *  Fitch Ratings
     *  Dominion Bond Rating Service Limited
     *  A.M. Best Co. Inc.

     [ARROW] WHAT HAPPENS IF THE RATING OF A SECURITY IS DOWNGRADED?

     If the rating of a security is downgraded after purchase, we, subject under certain circumstances to Board of Trustees' review, will determine whether it is in the best interest of the Fund's shareholders to continue to hold the security in the Fund's portfolio.

     [ARROW] WILL THE FUND ALWAYS MAINTAIN A NET ASSET VALUE OF $1 PER SHARE?

     While we will endeavor to maintain a constant Fund net asset value of $1 per share, there is no assurance that we will be able to do so. Remember, the shares are neither insured nor guaranteed by the U.S. government. As such, the Fund carries some risk.

     For example, there is always a risk that the issuer of a security held by the Fund will fail to pay interest or principal when due. We attempt to minimize this credit risk by investing only in securities rated in one of the two highest categories for short-term securities, or, if not rated, of comparable quality, at the time of purchase. Additionally, we will not purchase a security unless our analysts determine that the security presents minimal credit risk.

     There is also a risk that rising interest rates will cause the value of the Fund's securities to decline. We attempt to minimize this interest rate risk by limiting the remaining maturity of each security to 397 days or less and maintaining a DOLLAR-WEIGHTED AVERAGE PORTFOLIO MATURITY for the Fund of 90 days or less. The maturity of each security is calculated based upon SEC guidelines.

     ===========================================================================
     [ARROW] DOLLAR-WEIGHTED AVERAGE PORTFOLIO MATURITY IS OBTAINED BY MULTIPLYING THE DOLLAR VALUE OF EACH INVESTMENT BY THE NUMBER OF DAYS LEFT TO ITS MATURITY, THEN ADDING THOSE FIGURES TOGETHER AND DIVIDING THEM BY THE DOLLAR VALUE OF THE FUND'S PORTFOLIO.
     ===========================================================================

     Finally, there is the possibility that one or more investments in the Fund cease to be "eligible securities" resulting in the net asset value ceasing to be $1 per share. For example, a guarantor on a security failing to meet a contractual obligation could cause such a result.

     [ARROW] HOW ARE THE DECISIONS TO BUY AND SELL SECURITIES MADE?

     We balance factors such as credit quality and maturity to purchase the best relative value available in the market at any given time. A decision to sell is usually based on a change in our credit opinion or to take advantage of an opportunity to reinvest at a higher yield.

FUND MANAGEMENT

     USAA Investment Management Company serves as the manager of these Funds. We are an affiliate of United Services Automobile Association (USAA), a large, diversified financial services institution. Our mailing address is P.O. Box 659453, San Antonio, Texas 78265-9825.

     ========================================================
     [ARROW]  TOTAL ASSETS UNDER MANAGEMENT BY
              USAA INVESTMENT MANAGEMENT COMPANY
              APPROXIMATELY $64 BILLION AS OF JUNE 30, 2007
     ========================================================

     We provide investment management services to the Funds pursuant to an Advisory Agreement. Under this agreement, we are responsible for managing each Fund's portfolio (including placement of brokerage orders), subject to the authority of and supervision by the Funds' Board of Trustees. A discussion regarding the basis of the Board of Trustees' approval of each Fund's

                                                                 11 - Prospectus

USAA NEW YORK FUNDS
--------------------------------------------------------------------------------

     Advisory Agreement will be available in each Fund's semiannual report to shareholders for the period ended September 30, 2007.

     Each Fund is authorized, although we have no present intention of utilizing such authority, to use a "manager-of-managers" structure. We could select (with approval of a Fund's Board of Trustees) one or more subadvisers to manage the actual day-to-day investment of the Fund's assets. We would monitor each subadviser's performance through quantitative and qualitative analysis, and periodically report to the Funds' Board of Trustees as to whether each subadviser's agreement should be renewed, terminated, or modified. We also would be responsible for allocating assets to the subadvisers. The allocation for each subadviser could range from 0% to 100% of the Fund's assets, and we could change the allocations without shareholder approval.

     For our services, the Funds pay us an annual base investment management fee, which is accrued daily and paid monthly. The fee is computed as a percentage of the aggregate average net assets of the New York Bond and New York Money Market Funds combined, and is equal on an annual basis to 0.50% of the first $50 million, 0.40% of that portion over $50 million but not over $100 million, and 0.30% of that portion over $100 million. These fees are allocated monthly on a proportional basis to each Fund based on average net assets.

     The investment management fee for the New York Bond Fund is comprised of a base fee and a performance adjustment that will increase or decrease the base fee depending upon the performance of the Fund relative to the performance of the Lipper New York Municipal Debt Funds Index. The base fee for the New York Bond Fund is computed as referenced above.

     The performance adjustment is calculated monthly by comparing the New York Bond Fund's performance to that of the Lipper Index over the performance period. The performance period for the New York Bond Fund consists of the current month plus the previous 35 months.

     The annual performance adjustment rate is multiplied by the average net assets of the New York Bond Fund over the entire performance period, which is then multiplied by a fraction, the numerator of which is the number of days in the month and the denominator of which is 365 (366 in leap years). The resulting amount is then added to (in the case of overperformance) or subtracted from (in the case of underperformance) the base fee as referenced in the following chart:

         OVER/UNDER PERFORMANCE              ANNUAL  ADJUSTMENT  RATE
          RELATIVE  TO INDEX             (IN BASIS POINTS AS A PERCENTAGE
          (IN BASIS POINTS) 1            OF THE FUND'S AVERAGE NET ASSETS)
      -----------------------------------------------------------------------
              +/- 20 to 50                              +/- 4
             +/- 51 to 100                              +/- 5
           +/- 101 and greater                          +/- 6

  1 Based on the difference between average annual performance of the Fund and its relevant index, rounded to the nearest basis point (.01%).

     Under the performance fee arrangement, the New York Bond Fund will pay a positive performance fee adjustment for a performance period whenever the New York Bond Fund outperforms the Lipper New York Municipal Debt Funds Index over that period, even if the New York Bond Fund had overall negative returns during the performance period. For the most recent fiscal year, the performance adjustment increased the management fee for the New York Bond Fund of 0.36% by 0.04%.

     In addition to providing investment management services, we also provide administration, shareholder servicing, and distribution services to the Funds. Our affiliate, USAA Shareholder Account Services, provides transfer agency services to the Funds.

     PORTFOLIO MANAGERS

     NEW YORK BOND FUND

     CLIFFORD A. GLADSON, CFA, senior vice president of Fixed Income Investments, has managed the Fund since November 1999. He has 20 years of investment management experience and has worked for us for 17 years.
     Education: B.S., Marquette University; M.S., the University of Wisconsin-Milwaukee. Mr. Gladson holds the Chartered Financial Analyst
     (CFA) designation and is a member of the CFA Institute, the CFA Society of San Antonio, and the National Federation of Municipal Analysts.

     NEW YORK MONEY MARKET FUND

     JOHN C. BONNELL, CFA, assistant vice president of Fixed Income Mutual Fund Portfolios, has co-managed the Fund since August 2006. He has 18 years of investment management experience. Prior to joining IMCO, Mr. Bonnell worked for OppenheimerFunds as a vice president and portfolio manager (May 2004 - July 2006) and Strong Capital Management as a portfolio manager (May 1999 - May 2004). Education: B.B.A., University of Texas at San Antonio; M.B.A., St. Mary's University. He holds the Chartered Financial Analyst (CFA) designation and is a member of the CFA institute, the CFA Society of Denver, and the National Federation of Municipal Analysts.

USAA New York Funds - 12

--------------------------------------------------------------------------------

     DALE R. HOFFMANN, executive director of Money Market Funds, has co-managed the Fund since November 2006. He has seven years of investment management experience and has worked for us for 15 years. Education: B.S.B.A., University of South Dakota; M.B.A., St. Mary's University. He is a member of the National Federation of Municipal Analysts and the Southern Municipal Finance Society.

     The statement of additional information provides additional information about the portfolio managers' compensation, other accounts managed, and ownership of Fund securities.

USING MUTUAL FUNDS IN AN
INVESTMENT PROGRAM

     THE IDEA BEHIND MUTUAL FUNDS

     Mutual funds provide advantages like professional management and diversification to all investors. Regardless of whether you are just starting out or have invested for years, your investment, large or small, buys you part of a diversified portfolio. That portfolio is managed by investment professionals, relieving you of the need to make individual stock or bond selections. You also enjoy conveniences, such as daily pricing, liquidity, and in the case of the USAA family of funds, no sales charge. The portfolio, because of its size, has lower transaction costs on its trades than most individuals would have. As a result, you own an investment that in earlier times would have been available only to the wealthiest people.

     USING FUNDS IN AN INVESTMENT PROGRAM

     In choosing a mutual fund as an investment vehicle, you are giving up some investment decisions, but must still make others. The decisions you don't have to make are those involved with choosing individual securities. We will perform that function. In addition, we will arrange for the safekeeping of securities, auditing the annual financial statements, and daily valuation of the Funds, as well as other functions.

     You, however, retain at least part of the responsibility for an equally important decision. This decision involves determining a portfolio of mutual funds that balances your investment goals with your tolerance for risk. It is likely that this decision may include the use of more than one fund of the USAA family of funds.

HOW TO INVEST

     OPENING AN ACCOUNT

     You may open an account and make purchases on the Internet, by telephone, or by mail, as described below. If opening by mail, you should return a complete, signed application to open your initial account. However, after you open your initial account with us, you will not need to fill out another application to invest in another fund of the USAA family of funds unless the registration is different or we need further information to verify your identity.

     As required by federal law, we must obtain certain information from you prior to opening an account. If we are unable to verify your identity, we may refuse to open your account or we may open your account and take certain actions without prior notice to you including restricting account transactions pending verification of your identity. If we subsequently are unable to verify your identity, we may close your account and return to you the value of your shares at the next calculated NAV.

     TO PURCHASE SHARES THROUGH YOUR USAA BROKERAGE ACCOUNT, PLEASE CONTACT USAA BROKERAGE SERVICES DIRECTLY. THESE SHARES WILL BECOME PART OF YOUR USAA BROKERAGE ACCOUNT AND WILL BE SUBJECT TO THE POLICIES AND PROCEDURES THAT APPLY TO YOUR USAA BROKERAGE ACCOUNT. ADDITIONAL FEES MAY ALSO APPLY.

     If your Fund shares are purchased, exchanged, or redeemed through a retirement account or an investment professional, the policies and procedures on these purchases, exchanges, or redemptions may vary. Additional fees may also apply to your investment in the Funds, including a transaction fee, if you buy or sell shares of the Funds through a broker or other investment professional. For more information on these fees, check with your investment professional.

     TAX ID NUMBER

     Each shareholder named on the account must provide a Social Security number or other taxpayer identification number to avoid possible tax withholding required by the Internal Revenue Code. See TAXES on page 19 for additional tax information.

     EFFECTIVE DATE

     When you make a purchase, your purchase price will be the NAV per share next determined after we receive your request in proper form (E.G., complete, signed application and payment). Each Fund's NAV is determined as of the close of the regular trading session (generally 4 p.m. Eastern Time) of the New York Stock Exchange (NYSE) each day it is open. If we receive your request and payment prior to that time, your purchase price will be the NAV per share determined for that day. If we receive your request or payment after that time, the purchase will be effective on the next business day.

     The Fund or the Fund's transfer agent may enter into agreements with third parties (Servicing Agents), which hold Fund shares in

                                                                 13 - Prospectus

USAA NEW YORK FUNDS
--------------------------------------------------------------------------------

     omnibus accounts for their customers, under which the Servicing Agents are authorized to receive orders for Fund shares on the Fund's behalf. Under these arrangements, the Fund will be deemed to have received an order when an authorized Servicing Agent receives the order. Accordingly, customer orders will be priced at the Fund's NAV next computed after they are received by an authorized Servicing Agent even though the orders may be transmitted to the Fund by the Servicing Agent after the time as of which the Fund calculates its NAV.

     If you plan to purchase Fund shares with a check, money order, traveler's check, or other similar instrument, the instrument must be written in U.S. dollars and drawn on a U.S. bank. We do not accept the following foreign instruments: checks, money orders, traveler's checks, or other similar instruments. In addition, we do not accept cash or coins.

     MINIMUM INVESTMENTS

     INITIAL PURCHASE

     *   $3,000

     ADDITIONAL PURCHASES

     * $50 minimum per transaction, per account (except on transfers from brokerage accounts into the New York Money Market Fund, which are exempt from the minimum). Employees of USAA and its affiliated companies may add to an account through payroll deduction for as little as $25 per pay period with a $3,000 initial investment.

         There are no minimum initial or subsequent purchase payment amounts for investments in the Funds through USAA Strategic Fund Adviser(R), USAA Private Investment Management, USAA College Savings Plan(R), or USAA Federal Savings Bank Trust Department. In addition, a Fund may waive or lower purchase minimums in other circumstances.

     HOW TO PURCHASE BY . . .

     INTERNET ACCESS - USAA.COM

     * You can use your personal computer to perform certain mutual fund transactions by accessing our Web site. To establish access to your account, log on to USAA.COM and click on "register now " or call 800-759-8722. Once you have established Internet access, you will be able to open and fund a new mutual fund account, exchange to another fund in the USAA family of funds, make redemptions, review account activity, check balances, and more.

     TELEPHONE 800-531-8448

     * Call toll free to speak with a member service representative. Our hours of operation are Monday - Friday, 7 a.m. to 10 p.m. CT and Saturday, 8 a.m. to 5 p.m. CT.

     USAA SELF-SERVICE TELEPHONE SYSTEM 800-531-8777

     * In addition to obtaining account balance information, last transactions, current fund prices, and return information for your Fund, you can use our USAA self-service telephone system to access your Fund account to make selected purchases, exchange to another fund in the USAA family of funds, or make redemptions. This service is available with an Electronic Services Agreement (ESA) and EFT Buy/Sell authorization on file.

     MAIL

     *   To open an account, send your application and check to:

                REGULAR MAIL:
                USAA Investment Management Company
                P.O. Box 659453
                San Antonio, TX 78265-9825

                REGISTERED OR EXPRESS MAIL:
                USAA Investment Management Company
                9800 Fredericksburg Road
                San Antonio, TX 78240

     * To add to your account, send your check and the appropriate deposit stub in the business reply envelope that accompanies your Fund's transaction confirmation.

     BANK WIRE

     * To add to your account, visit our Web site at USAA.COM or call 800-531-8448 for instructions before wiring funds. This helps to ensure that your account will be credited promptly and correctly.

     ELECTRONIC FUNDS TRANSFER (EFT)

     * Additional purchases on a regular basis can be deducted from a bank account, paycheck, income-producing investment, or USAA money market fund account. Sign up for these services when opening an account. Log on to USAA.COM to establish or call 800-531-8448 to add these services.

     USAA BROKERAGE SERVICES 800-531-8343

     * To purchase new and additional shares in your USAA brokerage account, call USAA Brokerage Services for instructions. Any purchase request received in good order prior to the close of the NYSE (generally 4 p.m. Eastern

USAA New York Funds - 14

--------------------------------------------------------------------------------

         Time) will receive the NAV per share determined for that day, subject to the policies and procedures of your USAA brokerage account.

HOW TO REDEEM

     You may redeem Fund shares by any of the methods described below on any day the NAV per share is calculated. Redemptions are effective on the day instructions are received in a manner as described below. However, if instructions are received after the close of the NYSE (generally 4 p.m. Eastern Time), your redemption will be effective on the next business day.

     We will send you your money within seven days after the effective date of redemption. With respect to the New York Money Market Fund, if you call us before 10:30 a.m. Eastern Time with a same-day wire request, we will wire your redemption proceeds to you by the end of the business day. Payment for redemption of shares purchased by EFT or check is sent after the EFT or check has cleared, which could take up to seven days from the purchase date. For federal income tax purposes, a redemption is a taxable event; as such, you may realize a capital gain or loss. Such capital gains or losses are based on the difference between your cost basis in the shares originally purchased and the price of the shares received upon redemption.

     If your shares are held in your USAA brokerage account with USAA Brokerage Services, please contact USAA Brokerage Services for redemption instructions. These shares are part of your USAA brokerage account, and any redemption request received in good order prior to the close of the NYSE (generally 4 p.m. Eastern Time) will receive the NAV per share determined for that day, subject to the policies and procedures that apply to your USAA brokerage account.

     In addition, the Funds may elect to suspend the redemption of shares or postpone the date of payment in limited circumstances (E.G., if the NYSE is closed or when permitted by order of the SEC).

     HOW TO REDEEM BY . . .

     INTERNET

     *   Access USAA.COM.

     TELEPHONE

     * Call toll free 800-531-8777 to access our 24-hour USAA self-service telephone system.

     *   Call  toll  free   800-531-8448   to  speak   with  a  member   service
         representative. Our hours of operation are Monday - Friday, 7 a.m. to 10 p.m. CT and Saturday, 8 a.m. to 5 p.m. CT.

         Telephone redemption privileges are automatically established when you complete your application. Each Fund will employ reasonable procedures to confirm that instructions communicated by telephone are genuine; if it does not, it may be liable for any losses due to unauthorized or fraudulent instructions. Before any discussion regarding your account, we will obtain certain information from you to verify your identity. Additionally, your telephone calls may be recorded or monitored, and confirmations of account transactions are sent to the address of record.

     MAIL

     *   Send your written instructions to:

                   REGULAR MAIL:
                   USAA Investment Management Company
                   P.O. Box 659453
                   San Antonio, TX 78265-9825

                   REGISTERED OR EXPRESS MAIL:
                   USAA Investment Management Company
                   9800 Fredericksburg Road
                   San Antonio, TX 78240

     FAX

     *   Send a signed fax to 800-292-8177.

     CHECKWRITING

     * Checks can be issued for the New York Money Market Fund account. Return a signed signature card, which accompanies your application, or request a signature card separately and return it to:

                   USAA Shareholder Account Services
                   P.O. Box 659453
                   San Antonio, TX 78265-9825

         You will not be charged for the use of checks or any subsequent reorders. You may write checks in the amount of $250 or more. CHECKS WRITTEN FOR LESS THAN $250 MAY BE RETURNED UNPAID. Because the value of your account changes daily as dividends accrue, you may not write a check to close your account.

     USAA BROKERAGE SERVICES

     *   Call  toll  free   800-531-8343   to  speak   with  a  member   service
         representative.

HOW TO EXCHANGE

     EXCHANGE PRIVILEGE

     The exchange privilege is automatic when you complete your application. You may exchange shares among funds in the USAA

                                                                 15 - Prospectus

USAA NEW YORK FUNDS
--------------------------------------------------------------------------------

     family of funds, provided the shares to be acquired are offered in your state of residence. Only New York residents may exchange into a New York Fund.

     Exchanges made through the USAA self-service telephone system and the Internet require an Electronic Services Agreement (ESA) on file. After we receive the exchange orders, the Funds' transfer agent will simultaneously process exchange redemptions and purchases at the share prices next determined. The investment minimums applicable to share purchases also apply to exchanges. For federal income tax purposes, an exchange between funds is a taxable event; as such, you may realize a capital gain or loss. Such capital gains or losses are based on the difference between your cost basis in the shares originally purchased and the price of the shares received upon exchange.

     If your shares are held in your USAA brokerage account with USAA Brokerage Services, please contact USAA Brokerage Services regarding exchange policies. These shares will become part of your USAA brokerage account, and any exchange request received in good order prior to the close of the NYSE (generally 4 p.m. Eastern Time) will receive the NAV per share determined for that day, subject to the policies and procedures that apply to your USAA brokerage account.

     The Funds have undertaken certain authentication procedures regarding telephone transactions as previously described. In addition, each fund reserves the right to terminate or change the terms of an exchange offer.

OTHER IMPORTANT INFORMATION
ABOUT PURCHASES, REDEMPTIONS,
AND EXCHANGES

     ACCOUNT BALANCE

     USAA Shareholder  Account  Services,  the Funds' transfer agent, may assess annually a small balance account fee of $12 to each shareholder account with a balance of less than $2,000 at the time of assessment. Accounts exempt from the fee include: (1) any account regularly purchasing additional shares each month through an automatic investment plan; (2) any account registered under the Uniform Gifts/Transfers to Minors Act
     UGMA/UTMA); (3) all (non-IRA) money market fund accounts; and (4) any account whose registered owner has an aggregate balance of $50,000 or more invested in USAA mutual funds.

     EXCESSIVE SHORT-TERM TRADING

     The USAA funds generally are not intended as short-term investment vehicles (except for the money market funds, the USAA Short-Term Bond Fund, and the USAA Tax Exempt Short-Term Fund). Some investors try to profit by using excessive short-term trading practices involving mutual fund shares, frequently referred to as "market timing."

     Excessive short-term trading activity can disrupt the efficient management of a fund and raise its transaction costs by forcing portfolio managers to first buy and then sell portfolio securities in response to a large investment by short-term traders. While there is no assurance that the USAA family of funds can deter all excessive and short-term trading, the Board of Trustees of the USAA family of funds has adopted the following policies (except for the money market funds, the USAA Short-Term Bond Fund, and the USAA Tax Exempt Short-Term Fund). These policies are designed to deter disruptive, excessive short-term trading without needlessly penalizing BONA FIDE investors.

     To deter such trading activities, the USAA family of funds' policies and procedures include that each fund reserves the right to reject any purchase order, including an exchange, that it regards as disruptive to the efficient management of the particular fund.

     THE NEW YORK BOND FUND'S RIGHT TO REJECT PURCHASE AND
     EXCHANGE ORDERS AND LIMIT TRADING IN ACCOUNTS

     The USAA family of funds' main safeguard against excessive short-term trading is its right to reject purchase or exchange orders if in the best interest of the affected fund. In exercising this discretion to reject purchase and exchange orders, the New York Bond Fund deems that certain excessive short-term trading activities are not in the best interest of the Fund because such activities can hamper the efficient management of a fund. Generally, persons who engage in an "in and out" (or "out and in") transaction within a 30-day period will violate the USAA Funds' policy if they engage in another "in and out" (or "out and in") transaction in the same fund within 90 days. The New York Bond Fund also reserves the right to restrict future purchases if an investor is classified as engaged in other patterns of excessive short-term trading, including after one large disruptive purchase and redemption. Finally, the New York Bond Fund reserves the right to reject any other purchase or exchange order in other situations that do not involve excessive short-term trading activities if in the best interest of the Fund.

     The following transactions are exempt from the excessive short-term trading activity policies described above:

     * Transactions in the money market funds, USAA Short-Term Bond Fund, and USAA Tax Exempt Short-Term Fund;

     * Purchases and sales pursuant to automatic investment or withdrawal plans;

     *   Purchases and sales made through USAA Strategic Fund  Adviser(R),  USAA
         Private Investment  Management,   USAA College Savings Plan(R), or USAA
         Federal Savings Bank Trust Department; and

USAA New York Funds - 16

--------------------------------------------------------------------------------

     * Other transactions that are not motivated by short-term trading considerations if they are approved by transfer agent management personnel and are not disruptive to a fund.

     If a person is classified as engaged in excessive short-term trading, the remedy will depend upon the trading activities of the investor in the account and related accounts and its disruptive effect, and can include warnings to cease such activity and/or restrictions or termination of trading privileges in a particular fund or all funds in the USAA family of funds.

     The USAA family of funds relies on its transfer agent to review trading activity for excessive short-term trading. There can be no assurance, however, that our monitoring activities will successfully detect or prevent all excessive short-term trading.

     Some investors purchase USAA fund shares through financial intermediaries that establish omnibus accounts to invest in the USAA family of funds for their clients and submit net orders to purchase or redeem shares after combining their client orders. The USAA family of funds subject to the short-term trading policies generally treat each omnibus account as an individual investor and will apply the short-term trading policies to the net purchases and sales submitted by the omnibus account unless the funds or their transfer agent have entered into an agreement requiring the omnibus account to submit the underlying trading information for their clients upon our request. For those omnibus accounts for which we have entered into agreements to provide underlying trade information, the USAA family of funds reviews net activity in these omnibus accounts for activity that indicates potential, excessive short-term trading activity. If we detect suspicious trading activity at the omnibus account level, we will request underlying trading information and review the underlying trading activity for individual accounts to identify individual accounts engaged in excessive short-term trading activity. We will instruct the omnibus account to restrict, limit, or terminate trading privileges in a particular fund for individual accounts identified as engaging in excessive short-term trading through these omnibus accounts.

     Because of the increased costs to review underlying trading information, the USAA family of funds will not enter into agreements with every financial intermediary who operates an omnibus account. The USAA family of funds or their transfer agent could decide to enter into such contracts with financial intermediaries for all funds or particular funds, and can terminate such agreements at any time.

     OTHER FUND RIGHTS

     Each Fund reserves the right to:

     * Reject or restrict purchase or exchange orders when in the best interest of the Fund;

     * Limit or discontinue the offering of shares of the Fund without notice to the shareholders;

     *   Calculate the NAV per share on a business day that the NYSE is closed;

     * Require a signature guarantee for transactions or changes in account information in those instances where the appropriateness of a signature authorization is in question (the statement of additional information contains information on acceptable guarantors);

     *   Redeem an account with less than $250, with certain limitations; and

     * Restrict or liquidate an account when necessary or appropriate to comply with federal law.

SHAREHOLDER INFORMATION

     CURRENT PRICE, YIELD, AND TOTAL RETURN INFORMATION

     For the most current price, yield, and total return information for these Funds, you may call the USAA self-service telephone system at 800-531-8777. Say mutual fund quotes then say the fund name or FUND NUMBER of the fund on which you would like to receive information.

     =======================================================
     [ARROW] FUND NUMBER
             New York Bond Fund                          62
             New York Money Market Fund                  63
     =======================================================

     Additionally, you may find the most current price of your Fund's shares in the business section of your newspaper in the mutual fund section under the heading "USAA Group" and the appropriate NEWSPAPER SYMBOL. If you prefer to obtain this information from an online computer service, you can do so by using its TICKER SYMBOL.

     ===================================================
     [ARROW]  NEWSPAPER SYMBOL
              New York Bond Fund                  NYBd

     [ARROW]  TICKER SYMBOL
              New York Bond Fund                  USNYX
              New York Money Market Fund          UNYXX
     ===================================================

     You may also access this information through our USAA.COM Web site once you have established Internet access. In addition, you may see a Fund's total return quoted in advertisements and reports. You may also see a comparison of a Fund's performance to that of other mutual funds with similar investment objectives and to stock or relevant indices. You must remember that historical performance does not necessarily indicate what will happen in the future.

                                                                 17 - Prospectus

USAA NEW YORK FUNDS
--------------------------------------------------------------------------------

     SHARE PRICE CALCULATION

     The price at which you purchase and redeem Fund shares is equal to the NET ASSET VALUE (NAV) PER SHARE determined on the effective date of the purchase or redemption. You may buy and sell Fund shares at the NAV per share without a sales charge. Each Fund's NAV per share is calculated as of the close of the NYSE (generally 4 p.m. Eastern Time) each day that the NYSE is open for regular trading. The NYSE is closed on most national holidays and Good Friday.

     ===========================================================
                               TOTAL ASSETS - TOTAL LIABILITIES
     [ARROW]  NAV PER SHARE =  --------------------------------
                                NUMBER OF SHARES OUTSTANDING
     ===========================================================

     VALUATION OF SECURITIES

     Securities  of  the  New  York  Bond  Fund  are  generally  traded  in  the over-the-counter market and are valued each business day by a pricing service (the Service) approved by the Fund's Board of Trustees. The Service uses the mean between quoted bid and asked prices or the last sales price to price securities when, in the Service's judgment, these prices are readily available and are representative of the securities' market values. For many securities, such prices are not readily available. The Service generally prices those securities based on methods that include consideration of yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers in securities; and general market conditions. In addition, securities with original or remaining maturities of 60 days or less and all securities of the New York Money Market Fund are valued at amortized cost, which approximates market value. Repurchase agreements are valued at cost.

     Investments in open-end investment companies are valued at their net asset value at the end of each business day. Futures contracts are valued at the last quoted sales price.

     Securities for which market quotations are not readily available or are considered unreliable, or whose values have been materially affected by events occurring after the close of their primary markets but before the pricing of the Fund, are valued in good faith by us at fair value using valuation procedures approved by the Funds' Board of Trustees. The effect of fair value pricing is that securities may not be priced on the basis of quotations from the primary market in which they are traded, and the actual price realized from the sale of a security may differ materially from the fair value price. Valuing these securities at fair value is intended to cause a Fund's NAV to be more reliable than it otherwise would be.

     Fair value methods used by the New York Bond Fund include, but are not limited to, obtaining market quotations from secondary pricing services, broker-dealers, or widely used quotations systems. General factors considered in determining the fair value of securities include fundamental analytical data, the nature and duration of any restrictions on disposition of the securities, and an evaluation of the forces that influences the market in which the securities are purchased and sold.

     For additional information on how securities are valued, see VALUATION OF SECURITIES in the Funds' statement of additional information.

     DIVIDENDS AND OTHER DISTRIBUTIONS

     Distributions from each Fund's net investment income are declared daily and paid on the last business day of the month. Dividends begin accruing on shares the day following their purchase date. When buying shares of the New York Money Market Fund through a federal funds wire, however, you can begin earning dividends immediately on the day your instructions to purchase are received if you pay for your purchase by bank wire transfer prior to 10:30 a.m. Eastern Time on the same day. For both Funds, dividends continue to accrue to the effective date of redemption. If you redeem shares of the New York Money Market Fund with a same-day wire request before 10:30 a.m. Eastern Time, however, the shares will not earn dividends that same day.

     Ordinarily, any realized capital gain distributions will be paid in December of each year. The Funds may make additional distributions to shareholders when considered appropriate or necessary. For example, a Fund could make an additional distribution to avoid the imposition of any federal income or excise tax.

     We will automatically reinvest all NET INVESTMENT INCOME DIVIDENDS and REALIZED CAPITAL GAIN DISTRIBUTIONS in additional shares of the distributing Fund unless you request to receive these distributions by way of electronic funds transfer. The share price will be the NAV of the Fund shares computed on the ex-distribution date. Any realized capital gain distributions made by the New York Bond Fund will reduce the NAV per share by the amount of the distribution on the ex-distribution date. You should consider carefully the effects of purchasing shares of the New York Bond Fund shortly before any realized capital gain distribution. Some or all of these distributions are subject to taxes. We will invest in your account any dividend or other distribution returned to us by your financial institution at the current NAV per share.

USAA New York Funds - 18

--------------------------------------------------------------------------------

================================================================================
[ARROW] NET INVESTMENT INCOME DIVIDENDS PAYMENTS TO SHAREHOLDERS OF INCOME FROM DIVIDENDS AND INTEREST GENERATED BY A FUND'S INVESTMENTS.

[ARROW] REALIZED CAPITAL GAIN DISTRIBUTIONS PAYMENTS TO SHAREHOLDERS OF GAINS REALIZED ON SECURITIES THAT A FUND HAS SOLD AT A PROFIT, MINUS ANY REALIZED LOSSES.
================================================================================

     TAXES

     The following tax information is quite general and refers to the federal income tax law in effect as of the date of this prospectus. While we manage the Funds so that at least 80% of each Fund's annual interest income will be exempt from federal and state income taxes, we may invest up to 20% of each Fund's assets in securities that generate income not exempt from those taxes. The interest income exemption for federal income tax purposes does not necessarily mean that the income is exempt under the income or other tax laws of any state or local taxing authority. A Fund's interest income also may be a tax preference item for purposes of the AMT. As discussed earlier on page 9, net capital gain distributed by or reinvested in a Fund will be taxable. In addition, gains, if any, on the redemption of a Fund's shares are taxable. A 15% maximum federal income tax rate will apply to individual shareholders (1) through December 31, 2010 for gains on redemptions of Fund shares held for more than one year and (2) to the Fund's net capital gain distributions from realized gains through March 31, 2011 on the sale or exchange of the Fund's capital assets held for more than one year. Although that rate also applies to certain taxable dividends, it is not expected that either Fund's income dividends will qualify for that rate. Because each investor's tax circumstances are unique and because the tax laws are subject to change, we recommend that you consult your tax adviser about your investment.

     WITHHOLDING

     Federal law requires each Fund to withhold (referred to as "backup withholding") and remit to the U.S. Treasury 28% of (1) taxable net investment income dividends, realized capital gain distributions, and proceeds of redemptions (other than redemptions of New York Money Market Fund shares) otherwise payable to any non-corporate shareholder who fails to furnish the Fund with a correct taxpayer identification number and (2) those dividends and distributions otherwise payable to any such shareholder who:

     *    Underreports dividend or interest income or
     *    Fails to certify that he or she is not subject to backup withholding.

     To avoid this withholding requirement, you must certify, on your application or on a separate IRS Form W-9 supplied by the Fund's transfer agent, that your taxpayer identification number is correct and you are not currently subject to backup withholding.

     REPORTING

     Each Fund will report information to you annually concerning the tax status of dividends and other distributions for federal income tax purposes, including the portion of the dividends constituting a tax preference item for purposes of the federal AMT and the percentage and source (by state) of interest income earned on tax-exempt securities held by that Fund during the preceding year.

     NEW YORK TAXATION

     The following is only a general summary of certain New York state and local tax considerations generally affecting the Funds' shareholders. This is not intended as a substitute for careful tax planning. Potential investors in the Funds should consult their tax advisers with specific reference to their own tax situations.

     Each Fund intends to satisfy the requirements of applicable law so as to pay dividends, as described below, that are exempt from New York State and New York City personal income taxes. Dividends derived from interest on qualifying New York Municipal Obligations (including certain territories and possessions of the United States such as Puerto Rico, the Virgin Islands, or Guam) will be exempt from New York State and New York City personal income taxes, but not New York State corporate franchise tax or New York City general corporation tax. Investment in a Fund, however, may result in liability for state and/or local taxes for individual shareholders subject to taxation by states other than New York State or cities other than New York City because the exemption from New York State and New York City personal income taxes does not prevent such other jurisdictions from taxing individual shareholders on dividends received from the Funds. For New York State and New York City personal income tax purposes, distributions of net long-term capital gains will be taxable at the same rates as ordinary income. Dividends and distributions derived from income (including capital gains on all New York Municipal Obligations) other than interest on qualifying New York Municipal Obligations are not exempt from New York State and New York City taxes. Interest on indebtedness incurred by a shareholder to purchase or carry shares of the Fund is not deductible for New York State and New York City personal income tax purposes. You will receive an annual notification stating your portion of each Fund's tax-exempt income attributable to qualified New York Municipal Obligations.

                                                                 19 - Prospectus

USAA NEW YORK FUNDS
--------------------------------------------------------------------------------

     SHAREHOLDER MAILINGS

     HOUSEHOLDING

     Through our ongoing efforts to help reduce Fund expenses, each household will receive a single copy of the Funds' most recent financial reports and prospectus even if you or a family member own more than one account in the Funds. For many of you, this eliminates duplicate copies and saves paper and postage costs to the Funds. However, if you would like to receive individual copies, please contact us and we will begin your individual delivery within 30 days of your request.

     ELECTRONIC DELIVERY

     Log on to USAA.COM and sign up to receive your statements, confirmations, financial reports, and prospectuses via the Internet instead of through the mail.

FINANCIAL HIGHLIGHTS

     The following financial highlights tables are intended to help you understand each Fund's financial performance for the past five years. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all net investment income and realized capital gain distributions).

     The information has been audited by Ernst & Young LLP, an independent registered public accounting firm, whose report, along with the Funds' financial statements, are included in the annual report, which is available upon request.

NEW YORK BOND FUND
                                                                 YEAR ENDED MARCH 31,
                                            ===============================================================
                                               2007          2006         2005        2004         2003
                                            ===============================================================
Net asset value at beginning of period      $   11.88     $   11.89    $   12.06    $   11.93    $   11.37
                                            ---------------------------------------------------------------
Income (loss) from investment operations:
  Net investment income                           .49           .50          .52          .54          .54
  Net realized and unrealized gain (loss)         .11          (.01)        (.17)         .13          .56
                                            ---------------------------------------------------------------
Total from investment operations                  .60           .49          .35          .67         1.10
                                            ---------------------------------------------------------------
Less distributions:
  From net investment income                     (.49)         (.50)        (.52)        (.54)        (.54)
  From realized capital gains                    (.01)           -            -            -             -
                                            ---------------------------------------------------------------
Total distributions                              (.50)         (.50)        (.52)        (.54)        (.54)
                                            ---------------------------------------------------------------
Net asset value at end of period            $   11.98     $   11.88    $   11.89    $   12.06    $   11.93
                                            ===============================================================
Total return (%)*                                5.14(b)       4.17         3.03         5.72         9.83

Net assets at end of period (000)           $ 154,968     $ 139,605    $ 132,381    $ 130,742    $ 128,765

Ratio of expenses to
  average net assets (%)**(a)                     .70(b)        .69          .70          .69          .68

Ratio of net investment
  income to average
  net assets (%)**                               4.14          4.18         4.41         4.48         4.59

Portfolio turnover (%)                          11.84          8.25        12.96         7.94        12.03


* Assumes reinvestment of all net investment income and realized capital gain distributions during the period.

**   For the year ended March 31, 2007, average net assets were $150,091,000.

(a) Reflects total operating expenses of the Fund before reductions of any expenses paid indirectly. The Fund's expenses paid indirectly decreased the expense ratios as follows:

                                                (.01%)        (.00%)(+)    (.00%)(+)    (.00%)(+)    (.00%)(+))

     (+) Represents less than 0.01% of average net assets.

(b) For the year ended March 31, 2007, SAS voluntarily reimbursed the Fund for a portion of the transfer agency fees incurred. The reimbursement had no effect on the Fund's total return or ratio of expenses to average net assets.

USAA New York Funds - 20

--------------------------------------------------------------------------------

NEW YORK MONEY MARKET FUND

                                                            YEAR ENDED MARCH 31,
                                            -------------------------------------------------------------
                                               2007          2006         2005        2004         2003
                                            -------------------------------------------------------------
Net asset value at beginning of period      $    1.00     $    1.00    $    1.00    $    1.00    $    1.00

Income from investment operations:

Net investment income                             .03           .02          .01          .01          .01
  Net realized gain                               .00(a)          -            -            -            -
                                            --------------------------------------------------------------
Total from investment operations                  .03           .02          .01          .01          .01
                                            --------------------------------------------------------------
Less distributions:
  From net investment income                     (.03)         (.02)        (.01)        (.01)       (.01)
                                            --------------------------------------------------------------
Net asset value at end of period            $    1.00     $    1.00    $    1.00    $    1.00    $    1.00
                                            ==============================================================
Total return (%)*                                3.03(d)       2.16          .90          .53          .90

Net assets at end of period (000)           $ 105,847     $  84,046    $  82,631    $  76,324    $  91,767

Ratio of expenses to average
  net assets (%)**(b, c)                          .60(d)        .60          .60          .60          .60

Ratio of expenses to average
  net assets,  excluding
  reimbursements (%)**(c)                         .69(d)        .64          .64          .65          .63

Ratio of net investment income to
  average net assets (%)**                       2.99          2.14          .90          .53          .90

* Assumes reinvestment of all net investment income distributions during the period.

**   For the year ended March 31, 2007, average net assets were $89,620,000.

(a)  Represents less than $0.01 per share

(b) Effective August 1, 2001, the Manager voluntarily agreed to limit the Fund's expense ratio to 0.60% of the Fund's average annual net assets.

(c) Reflects total operating expenses of the Fund before reductions of any expenses paid indirectly. The Fund's expenses paid indirectly decreased the expense ratios as follows:

                                                (.01%)        (.01%)       (.00%)(+)    (.00%)(+)    (.00%)(+)

     (+) Represents less than 0.01% of average net assets.

(d) For the year ended March 31, 2007, the Manager voluntarily reimbursed the Fund for excise tax incurred. The reimbursement had no effect on the Fund's total return or ratios of expenses to average net assets.

                                                                 21 - Prospectus

                                   APPENDIX A
--------------------------------------------------------------------------------

TAXABLE-EQUIVALENT YIELD TABLE

COMBINED 2007  FEDERAL INCOME TAX AND
NEW YORK STATE PERSONAL INCOME TAX RATES

Assuming a Federal Marginal Tax Rate of:     25.00%     28.00%     33.00%     35.00%

and a State Rate of:                          6.85%      6.85%      6.85%      6.85%

The Effective Marginal Tax Rate Would be:    30.14%(a)  33.14%(b)  37.59%(c)  39.45%(d)

To Match a Double Tax-Free Yield of:    A Fully Taxable Investment Would Have to Pay You:

     =====================================================================================
                         1.00%                1.43%      1.50%      1.60%      1.65%
     -------------------------------------------------------------------------------------
                         1.50%                2.15%      2.24%      2.40%      2.48%
     -------------------------------------------------------------------------------------
                         2.00%                2.86%      2.99%      3.20%      3.30%
     -------------------------------------------------------------------------------------
                         2.50%                3.58%      3.74%      4.01%      4.13%
     -------------------------------------------------------------------------------------
                         3.00%                4.29%      4.49%      4.81%      4.95%
     -------------------------------------------------------------------------------------
                         3.50%                5.01%      5.23%      5.61%      5.78%
     -------------------------------------------------------------------------------------
                         4.00%                5.73%      5.98%      6.41%      6.61%
     -------------------------------------------------------------------------------------
                         4.50%                6.44%      6.73%      7.21%      7.43%
     -------------------------------------------------------------------------------------
                         5.00%                7.16%      7.48%      8.01%      8.26%
     -------------------------------------------------------------------------------------
                         5.50%                7.87%      8.23%      8.81%      9.08%
     -------------------------------------------------------------------------------------
                         6.00%                8.59%      8.97%     9.616%      9.91%
     -------------------------------------------------------------------------------------
                         6.50%                9.30%      9.72%     10.41%     10.73%
     -------------------------------------------------------------------------------------
                         7.00%               10.02%     10.47%     11.22%     11.56%
     =====================================================================================

(a)  Federal Rate of 25.0% + (New York State Rate of 6.85% x (1-25.0%))

(b)  Federal Rate of 28.0% + (New York State Rate of 6.85% x (1-28.0%))

(c)  Federal Rate of 33.0% + (New York State Rate of 6.85% x (1-33.0%))

(d)  Federal Rate of 35.0% + (New York State Rate of 6.85% x (1-35.0%))


     Where applicable, the table assumes the highest state rates corresponding to the federal marginal tax rate. An investor's tax rates may exceed the rates shown in the above tables if such investor does not itemize deductions for federal income tax purposes or due to the reduction or possible elimination of the personal exemption deduction for high-income taxpayers and an overall limit on itemized deductions. For taxpayers who pay alternative minimum tax, tax-free yields may be equivalent to lower taxable yields than those shown above. Likewise, for shareholders who are subject to income taxation by states other than New York, tax-free yields may be equivalent to lower taxable yields than those shown above. The above table does not apply to corporate investors.

     A fully taxable investment is a bond that pays taxable interest or a mutual fund that pays dividends that are attributable to taxable interest.

     This table is a hypothetical illustration and should not be considered an indication of Fund performance of any of the USAA family of funds.

     These rates were selected as examples that would be relevant to most taxpayers.

USAA New York Funds - 22

                                   APPENDIX A
--------------------------------------------------------------------------------

TAXABLE-EQUIVALENT YIELD TABLE

COMBINED 2007  FEDERAL INCOME TAX AND NEW YORK
STATE AND NEW YORK CITY PERSONAL INCOME TAX RATES

Assuming a Federal Marginal Tax Rate of:      25.0%      28.0%      33.0%      35.0%

and a Combined State and City Rate of:       10.50%     10.50%     10.50%     10.50%

The Effective Marginal Tax Rate Would be:    32.87%(e)  35.56%(f)  40.03%(g)  41.82%(h)

To Match a Triple Tax-Free Yield of:    A Fully Taxable Investment Would Have to Pay You:

     =====================================================================================
                        1.00%                 1.49%      1.55%      1.67%      1.72%
     -------------------------------------------------------------------------------------
                        1.50%                 2.23%      2.33%      2.50%      2.58%
     -------------------------------------------------------------------------------------
                        2.00%                 2.98%      3.10%      3.34%      3.44%
     -------------------------------------------------------------------------------------
                        2.50%                 3.72%      3.88%      4.17%      4.30%
     -------------------------------------------------------------------------------------
                        3.00%                 4.47%      4.66%      5.00%      5.16%
     -------------------------------------------------------------------------------------
                        3.50%                 5.21%      5.43%      5.84%      6.02%
     -------------------------------------------------------------------------------------
                        4.00%                 5.96%      6.21%      6.67%      6.88%
     -------------------------------------------------------------------------------------
                        4.50%                 6.70%      6.98%      7.50%      7.73%
     -------------------------------------------------------------------------------------
                        5.00%                 7.45%      7.76%      8.34%      8.59%
     -------------------------------------------------------------------------------------
                        5.50%                 8.19%      8.54%      9.17%      9.45%
     -------------------------------------------------------------------------------------
                        6.00%                 8.94%      9.31%     10.01%     10.31%
     -------------------------------------------------------------------------------------
                        6.50%                 9.68%     10.09%     10.84%     11.17%
     -------------------------------------------------------------------------------------
                        7.00%                10.43%     10.86%     11.67%     12.03%
     =====================================================================================

(e) Federal Rate of 25.0% + (New York State Rate of 6.85% + City Rate of 3.65% x (1-25.0%))

(f) Federal Rate of 28.0% + (New York State Rate of 6.85% + City Rate of 3.648% x (1-28.0%))

(g) Federal Rate of 33.0% + (New York State Rate of 6.85% + City Rate of 3.648% x (1-33.0%))

(h) Federal Rate of 35.0% + (New York State Rate of 6.85% + City Rate of 3.648% x (1-35.0%))


     Where applicable, the table assumes the highest state and city rates corresponding to the federal marginal tax rate. An investor's tax rates may exceed the rates shown in the above tables if such investor does not itemize deductions for federal income tax purposes or due to the reduction or possible elimination of the personal exemption deduction for high-income taxpayers and an overall limit on itemized deductions. For taxpayers who pay alternative minimum tax, tax-free yields may be equivalent to lower taxable yields than those shown above. Likewise, for shareholders who are subject to income taxation by states other than New York, tax-free yields may be equivalent to lower taxable yields than those shown above. The above table does not apply to corporate investors.

     A fully taxable investment is a bond that pays taxable interest or a mutual fund that pays dividends that are attributable to taxable interest.

     This table is a hypothetical illustration and should not be considered an indication of Fund performance of any of the USAA family of funds.

     These rates were selected as examples that would be relevant to most taxpayers.

                                                                 23 - Prospectus

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================================================================================
If you would like more information about the Funds, you may call 800-531-8181 to request a free copy of the Funds' statement of additional information (SAI), annual or semiannual reports, or to ask other questions about the Funds. The SAI has been filed with the Securities and Exchange Commission (SEC) and is legally a part of this prospectus. In each Fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected each Fund's performance during the last fiscal year. The Funds' annual and semiannual reports also can be viewed on USAA.COM. A complete description of the Funds' policies and procedures with respect to the disclosure of the Funds' portfolio securities is available in the Funds' SAI. The SAI is not available on USAA.COM because of cost considerations and lack of investor demand.

To view these documents, along with other related documents, you can visit the EDGAR database on the SEC's Web site (www.sec.gov) or the Commission's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room can be obtained by calling 202-551-8090. Additionally, copies of this information can be obtained, after payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section of the Commission, Washington, DC 20549-0102.
================================================================================

[USAA EAGLE LOGO ]   WE KNOW WHAT IT MEANS TO SERVE.(R)
                     ------------------------------------
                       INSURANCE * MEMBER SERVICES

                                                              [GRAPHIC OMITTED]
                                                                      Recycled
                                                                      Paper

17001-0807      Investment Company Act File No. 811-7852          (C)2007, USAA.
                                                            All rights reserved.

                                     Part A

                               Prospectus for the
                               Virginia Bond and
                          Virginia Money Market Funds

[USAA
EAGLE
LOGO (R)]
               USAA VIRGINIA FUNDS
               Virginia Bond Fund
               Virginia Money Market Fund


                         P R O S P E C T U S

                                             [GRAPHIC OMITTED]




     AUGUST 1, 2007


As with other mutual funds, the Securities and Exchange Commission has not approved or disapproved of these Funds' shares or determined whether this prospectus is accurate or complete. Anyone who tells you otherwise is committing a crime.

TABLE OF CONTENTS
--------------------------------------------------------------------------------

What Are Each Fund's Investment
Objectives and Principal Strategies?                               2

What Are the Principal Risks of
Investing in These Funds?                                          2

Could the Value of Your Investment
in These Funds Fluctuate?                                          3

Fees and Expenses                                                  6

Fund Investments                                                   7

Fund Management                                                   11
Using Mutual Funds in an
Investment Program                                                13

How to Invest                                                     13

How to Redeem                                                     14

How to Exchange                                                   15

Other Important Information
About Purchases, Redemptions,
and Exchanges                                                     16

Shareholder Information                                           17

Financial Highlights                                              20

Appendix A                                                        22

USAA VIRGINIA FUNDS
--------------------------------------------------------------------------------

USAA INVESTMENT MANAGEMENT COMPANY (IMCO) MANAGES THESE FUNDS. FOR EASIER READING, IMCO WILL BE REFERRED TO AS "WE" OR "US" THROUGHOUT THE PROSPECTUS.

WHAT ARE EACH FUND'S INVESTMENT
OBJECTIVES AND PRINCIPAL STRATEGIES?

     Each Fund has a common objective of providing Virginia investors with a high level of current interest income that is exempt from federal and Virginia state income taxes. The Virginia Money Market Fund has a further objective of preserving capital and maintaining liquidity. Each Fund has separate investment policies to achieve its objective. The Funds' Board of Trustees may change a Fund's investment objective without shareholder approval.

     VIRGINIA BOND FUND

     The Virginia Bond Fund invests primarily in long-term investment-grade Virginia tax-exempt securities. During normal market conditions, at least 80% of the Fund's net assets will consist of Virginia tax-exempt securities. The Fund's dollar-weighted average portfolio maturity is not restricted, but is expected to be greater than ten years.

     VIRGINIA MONEY MARKET FUND

     The Virginia Money Market Fund invests in high-quality Virginia tax-exempt securities with remaining maturities of 397 days or less. During normal market conditions, at least 80% of the Fund's net assets will consist of Virginia tax-exempt securities.

WHAT ARE THE PRINCIPAL RISKS OF
INVESTING IN THESE FUNDS?

     The principal risks of investing in these Funds are credit risk, interest rate risk, management risk, call risk, and structural risk.

     CREDIT RISK: The possibility that a borrower cannot make timely interest and principal payments on its securities. The securities in each Fund's portfolio are subject to credit risk. The Funds accept some credit risk as a recognized means to enhance investors' return. All securities varying from the highest quality to very speculative have some degree of credit risk. We attempt to minimize the Funds' overall credit risks by:

     |X| Primarily investing in securities considered at least investment grade at the time of purchase. Nevertheless, even investment-grade securities are subject to some credit risk. In addition, the ratings of securities are the rating agencies' estimates of the credit quality of the securities. The ratings may not take into account every risk related to whether interest or principal will be repaid on a timely basis.

     |X| When evaluating potential investments for the Funds, our credit analysts also independently assess credit risk and its impact on the Funds' portfolios.

     |X| Diversifying the Funds' portfolios by investing in securities of a large number of unrelated issuers, which reduces a Fund's exposure to the risks of an investment in the securities of any one issuer or group of issuers. We invest in many securities with slightly different risk characteristics and across different economic sectors and geographic regions. If a random credit event should occur, such as a default, a Fund would suffer a much smaller loss than if the Fund were concentrated in relatively large holdings with highly correlated risks.

     Securities rated below investment grade (junk or high-yield bonds) should be regarded as speculative because their issuers are more susceptible to financial setbacks and recession than more creditworthy companies. If a Fund invests in securities whose issuers develop unexpected credit problems, the Fund's price could decline. Changes in economic conditions or other circumstances are more likely to lead to a weakened capability to make principal and interest payments on these securities than is the case for higher-rated securities.

     INTEREST RATE RISK: The possibility that the value of each Fund's investments will decline because of an increase in interest rates, adverse changes in supply and demand for tax-exempt securities, or other market factors. As mutual funds investing in bonds, the Funds are subject to the risk that the market value of the bonds will decline because of rising interest rates. Bond prices are linked to the prevailing market interest rates. In general, when interest rates rise, bond prices fall and when interest rates fall, bond prices rise. The price volatility of a bond also depends on its maturity. Generally, the longer the maturity of a bond, the greater its sensitivity to interest rates. To compensate investors for this higher market risk, bonds with longer maturities generally offer higher yields than bonds with shorter maturities.

     |X| IF INTEREST RATES INCREASE: the yield of each Fund may increase. In addition, the market value of the Virginia Bond Fund's securities will likely decline, adversely affecting the Fund's net asset value and total return.

     |X| IF INTEREST RATES DECREASE: the yield of each Fund may decrease. In addition, the market value of the Virginia Bond Fund's securities may increase, which would likely increase the Fund's net asset value and total return.

     The credit and interest rate risks may be magnified because each Fund concentrates its investments in Virginia tax-exempt securities.

USAA Virginia Funds - 2

--------------------------------------------------------------------------------

     MANAGEMENT RISK: The possibility that the investment techniques and risk analyses used by each Fund's managers will not produce the desired results. These Funds are subject to management risk because each Fund is actively managed. There is no guarantee that the investment techniques and risk analyses used by the Funds' managers will produce the desired results.

     CALL RISK. Many municipal bonds may be "called," or redeemed, by the issuer before the stated maturity. During a period of declining interest rates, an issuer would call, or refinance, a higher-yielding bond for the same reason that a homeowner would refinance a home mortgage. Interest rates must drop sufficiently so that the savings more than offset the cost of refinancing.

     |X| Intermediate- and long-term municipal bonds have the greatest call risk, because most municipal bonds may not be called until after ten years from the date of issue. The period of "call protection" may be longer or shorter than ten years, but regardless, bonds purchased closest to the date of issue will have the most call protection. Typically, bonds with original maturities of ten years or less are not callable.

     |X| Although investors certainly appreciate the rise in bond prices when interest rates drop, falling interest rates create the environment necessary to "call" the higher-yielding bonds from your Fund. When bonds are called, a Fund is affected in several ways. Most likely, we must reinvest the bond-call proceeds at lower interest rates. The Fund's income may drop as a result. The Fund may also realize a taxable capital gain.

     STRUCTURAL RISK. Some tax-exempt securities, referred to as "synthetic instruments," are created by combining an intermediate- or long-term municipal bond with a right to sell the instrument back to the remarketer or liquidity provider for repurchase on short notice, referred to as a "tender option." Usually, the tender option is backed by a letter of credit or similar guarantee from a bank. The guarantee, however, is typically conditional, which means that the bank is not required to pay under the guarantee if there is a default by the municipality or if certain other events occur. These types of instruments involve special risks, referred to as "structural risk." For example, because of the structure of a synthetic instrument, there is a risk that the instrument will lose its tax-exempt treatment or that we will not be able to exercise our tender option. We will not purchase a synthetic instrument unless counsel for the issuer has issued an opinion that the instrument is entitled to tax-exempt treatment. In addition, we will not purchase a synthetic instrument for the Virginia Money Market Fund unless we believe there is only minimal risk that we will not be able to exercise our tender option at all times.

     OTHER RISKS: Because any investment involves risk, there is no assurance that the Funds' objectives will be achieved. As you consider an investment in either Fund, you should also take into account your tolerance for the daily fluctuations of the financial markets and whether you can afford to leave your money in the investment for long periods of time to ride out down periods. As with other mutual funds, losing money is a risk of investing in these Funds.

     An investment in either Fund is not a deposit of USAA Federal Savings Bank, or any other bank, and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Virginia Money Market Fund seeks to preserve the value of your investment at $1 per share, it is possible to lose money by investing in the Fund.

     You can find more detailed information about the risks you will face as a Fund shareholder in the statement of additional information.

COULD THE VALUE OF YOUR INVESTMENT
IN THESE FUNDS FLUCTUATE?

     Yes, it could. In fact, the value of your investment in the Virginia Bond Fund will fluctuate with the changing market values of the investments in the Fund. We manage the Virginia Money Market Fund in accordance with strict Securities and Exchange Commission (SEC) guidelines designed to preserve the Fund's value at $1 per share, although, of course, we cannot guarantee that the value will remain at $1 per share.

     The value of the securities in which the Virginia Bond Fund invests typically fluctuates inversely with changes in the general level of interest rates. Changes in the creditworthiness of issuers and changes in other market factors such as the relative supply of and demand for tax-exempt securities also create value fluctuations.

     The bar charts shown on the following pages illustrate each Fund's volatility and performance from year to year for each full calendar year over the past ten years.

     TOTAL RETURN

     All mutual funds must use the same formula to calculate TOTAL RETURN.

         ====================================================================
         [ARROW] TOTAL RETURN MEASURES THE PRICE CHANGE IN A SHARE ASSUMING
                 THE REINVESTMENT OF ALL NET INVESTMENT INCOME AND REALIZED CAPITAL GAIN DISTRIBUTIONS.
         ====================================================================

                                                               3 - Prospectus

USAA VIRGINIA FUNDS
--------------------------------------------------------------------------------

     VIRGINIA BOND FUND

     [BAR CHART]
     ANNUAL RETURNS FOR PERIODS ENDED 12/31

                         CALENDAR YEAR         TOTAL RETURN
                             1997                  9.50%
                             1998                  6.04%
                             1999                 -4.63%
                             2000                 13.18%
                             2001                  4.30%
                             2002                  9.28%
                             2003                  5.71%
                             2004                  4.48%
                             2005                  2.98%
                             2006                  4.48%

                          SIX-MONTH YTD TOTAL RETURN
                                 -0.18% (6/30/07)

                   BEST QUARTER*             WORST QUARTER*
                   5.15% 3rd Qtr. 2002       -2.57% 2nd Qtr. 2004

[footnote]
        * Please note that "Best Quarter" and "Worst Quarter" figures are applicable only to the time period covered by the bar chart.

     The following table shows how the Virginia Bond Fund's average annual total returns for the periods indicated compared to those of relevant securities market indices. The after-tax returns are shown in two ways: (1) assumes that you owned the Fund during the entire period and paid taxes on the Fund's distributions of taxable net investment income or realized capital gains and (2) assumes that you paid taxes on the Fund's distributions of taxable net investment income or realized capital gains and sold all shares at the end of each period.

     After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In certain situations, the return after taxes on distributions and sale of fund shares may be higher than the other return amounts. A higher after-tax return may result when a capital loss occurs upon redemption and translates into an assumed tax deduction that benefits the shareholder. The actual after-tax returns depend on your tax situation and may differ from those shown.

     Remember,   historical  performance  (before  and  after  taxes)  does  not necessarily indicate what will happen in the future.

================================================================================
                          AVERAGE ANNUAL TOTAL RETURNS
                     FOR THE PERIODS ENDED DECEMBER 31, 2006

                                                                         SINCE
                                        PAST       PAST       PAST     INCEPTION
                                       1 YEAR     5 YEARS   10 YEARS    10/10/90
--------------------------------------------------------------------------------
Return Before Taxes                     4.48%       5.36%     5.43%      6.50%
--------------------------------------------------------------------------------
Return After Taxes on Distributions     4.39%       5.35%     5.42%      6.45%
--------------------------------------------------------------------------------
Return After Taxes on Distributions
and Sale of Fund Shares                 4.54%       5.25%     5.38%      6.38%
--------------------------------------------------------------------------------
Lehman Brothers Municipal Bond Index*
(reflects no deduction for fees,
expenses, or taxes)                     4.84%       5.53%     5.76%      6.79%+
--------------------------------------------------------------------------------
Lipper Virginia Municipal Debt
Funds Index**
(reflects no deduction for taxes)       4.28%       4.93%     4.99%      N/A
--------------------------------------------------------------------------------
[footnotes]
* The Lehman Brothers Municipal Bond Index is an unmanaged benchmark of total return performance for the long-term, investment-grade, tax-exempt bond market.

** The Lipper Virginia Municipal Debt Funds Index tracks the total return performance of the 10 largest funds within this category. This category includes funds that limit their assets to those securities that are exempt from taxation in the Commonwealth of Virginia.

+ The performance of the Lehman Brothers Municipal Bond Index is calculated with a commencement date of September 30, 1990, while the Fund's inception date is October 10, 1990. There may be a slight variation in the comparative performance numbers because of this difference.

     NONE OF THE VIRGINIA BOND FUND'S RETURN WAS A TAX PREFERENCE ITEM FOR PURPOSE OF THE FEDERAL ALTERNATIVE MINIMUM TAX.
================================================================================

USAA Virginia Funds - 4

--------------------------------------------------------------------------------

     VIRGINIA MONEY MARKET FUND

     [BAR CHART]
     ANNUAL RETURNS FOR PERIODS ENDED 12/31

                         CALENDAR YEAR         TOTAL RETURN
                             1997                  3.31%
                             1998                  3.14%
                             1999                  2.88%
                             2000                  3.73%
                             2001                  2.38%
                             2002                  0.96%
                             2003                  0.63%
                             2004                  0.75%
                             2005                  1.99%
                             2006                  2.97%

                          SIX-MONTH YTD TOTAL RETURN
                                 1.57% (6/30/07)

                   BEST QUARTER*             WORST QUARTER*
                   0.98% 2nd Qtr. 2000       0.11% 3rd Qtr. 2003

[footnote]
        * Please note that "Best Quarter" and "Worst Quarter" figures are applicable only to the time period covered by the bar chart.

     The following table shows the Virginia Money Market Fund's average annual total returns for the periods indicated. Remember, historical performance does not necessarily indicate what will happen in the future.

================================================================================
                        AVERAGE ANNUAL TOTAL RETURNS
                     FOR THE PERIODS ENDED DECEMBER 31, 2006

                                                                         SINCE
                                        PAST       PAST       PAST     INCEPTION
                                       1 YEAR     5 YEARS   10 YEARS    10/10/90
--------------------------------------------------------------------------------
Virginia Money Market Fund              2.97%       1.46%     2.27%      2.63%
--------------------------------------------------------------------------------
     NONE OF THE VIRGINIA MONEY MARKET FUND'S RETURN WAS A TAX PREFERENCE ITEM FOR PURPOSE OF THE FEDERAL ALTERNATIVE MINIMUM TAX.
================================================================================

                                                                  5 - Prospectus

USAA VIRGINIA FUNDS
--------------------------------------------------------------------------------

     YIELD

     All mutual funds must use the same formulas to calculate yield and EFFECTIVE YIELD.

     ===========================================================================
      [ARROW] YIELD IS THE ANNUALIZED NET INVESTMENT INCOME OF THE FUND DURING A SPECIFIED PERIOD AS A PERCENTAGE OF THE FUND'S SHARE PRICE AT THE END OF THE PERIOD.

      [ARROW] EFFECTIVE YIELD IS CALCULATED SIMILAR TO THE YIELD; HOWEVER, WHEN ANNUALIZED, THE NET INVESTMENT INCOME EARNED IS ASSUMED TO BE REINVESTED.
     ===========================================================================

     VIRGINIA BOND FUND

     The Virginia Bond Fund may advertise performance in terms of a 30-day yield quotation or a tax-equivalent yield. The Fund's 30day yield for the period ended December 31, 2006, was 3.53%.

     VIRGINIA MONEY MARKET FUND

     The Virginia Money Market Fund typically advertises performance in terms of a 7-day yield and effective yield or tax-equivalent yield and may advertise total return. The 7-day yield quotation more closely reflects current earnings of the Fund than the total return quotation. The effective yield will be slightly higher than the yield because of the compounding effect of the assumed reinvestment. Current yields and effective yields fluctuate daily and will vary with factors such as interest rates and the quality, length of maturities, and type of investments in the portfolio. The Fund's 7-day yield for the period ended December 31, 2006, was 3.33%.

     TAX-EQUIVALENT YIELD

     Investors use tax-equivalent yields to compare taxable and tax-exempt fixed income investments using a common yield measure. The tax-equivalent yield is the yield that a fully taxable investment (E.G., a bond that pays taxable interest or a mutual fund that pays dividends that are attributable to taxable interest) must generate to earn the same "take-home" yield as a tax-exempt investment. The calculation depends upon your federal and Virginia marginal income tax rates and assumes that an investor can fully itemize deductions on his or her federal tax return. The higher your marginal tax bracket, the higher will be the tax-equivalent yield and the more valuable will the Fund's tax-exempt dividends be.

     Since our Funds do not currently own and do not intend to own securities on which the interest is a tax preference item for purposes of the federal alternative minimum tax (AMT), the following calculations apply to all individual shareholders regardless of their status.

     For example, if you assume a federal marginal income tax rate of 35% and a state marginal tax rate of 5.75%, the Effective Marginal Tax Rate would be 38.74%. Using this tax rate, the Funds' tax-equivalent yields for the period ended December 31, 2006, would be as follows:

                                                Tax-Equivalent
                                      Yield          Yield
     ---------------------------------------------------------
     Virginia Bond Fund (30 day)      3.53%        5.77%

     Virginia Money Market
     Fund (7 day)                     3.33%        5.44%

     Using the example, to exceed the 30-day yield of the Virginia Bond Fund on an after-tax basis, you would have needed a fully taxable investment that yielded more than 5.77% per year. Likewise, to exceed the 7-day yield of the Virginia Money Market Fund, you would have needed a fully taxable investment that yielded more than 5.44% per year.

     For more information on calculating tax-equivalent yields, see APPENDIX A on page 22.

FEES AND EXPENSES

     The following summary describes the fees and expenses you may pay, directly and indirectly, to invest in the Funds.

     SHAREHOLDER TRANSACTION EXPENSES -- DIRECT COSTS

     There are no fees or sales loads charged to your Fund account when you buy or sell Fund shares. However, if you sell shares and request your money by wire transfer, there is a $20 domestic wire fee and a $35 foreign wire fee. (Your bank may also charge a fee for wires.)

     ANNUAL FUND OPERATING EXPENSES -- INDIRECT COSTS

     Fund expenses come out of the Funds' assets and are reflected in the Funds' share prices and dividends. "Other Expenses" include expenses such as custodian, administration and servicing, and transfer agent fees. The figures below show actual expenses, before reductions of any expenses paid indirectly, during the past fiscal year ended March 31, 2007, and are calculated as a percentage of average net assets.


                                                  VIRGINIA    VIRGINIA MONEY
                                                 BOND FUND      MARKET FUND

     Management Fee                                .34%a          .32%
     Distribution and Service (12b-1) Fees         None           None
     Other Expenses                                .24%           .24%
     TOTAL ANNUAL OPERATING EXPENSES               .58%b          .56%b

USAA Virginia Funds - 6

--------------------------------------------------------------------------------

a A performance fee adjustment increased the Virginia Bond Fund's management fee of 0.32% by 0.02% for the most recent fiscal year ended March 31, 2007. The performance adjustment is calculated by comparing the Virginia Bond Fund's performance during the relevant performance period to that of the Lipper Virginia Municipal Debt Funds Index. See page 12 for more information about the calculation of the performance fee adjustment.

b Through arrangements with the Funds' custodian and other banks utilized by the Funds for cash management purposes, realized credits, if any, generated from cash balances in the Funds' bank accounts are used to reduce the Funds' expenses. Total annual operating expenses of the Funds reflect total operating expenses of the Funds before reductions of any expenses paid indirectly. For the fiscal year ended March 31, 2007, the Funds' expenses paid indirectly did not affect (less than +/- 0.01%) the expense ratio of the Virginia Money Market Fund. The Virginia Bond Fund's expenses paid indirectly decreased the expense ratio by 0.01%.

     ======================================================================
      [ARROW] 12B-1 FEES SOME MUTUAL FUNDS CHARGE THESE FEES TO PAY FOR ADVERTISING AND OTHER COSTS OF SELLING FUND SHARES.
     ======================================================================

   EXAMPLE

     This example is intended to help you compare the cost of investing in one of the Funds with the cost of investing in other mutual funds. Although your actual costs may be higher or lower, you would pay the following expenses on a $10,000 investment, assuming (1) a 5% annual return, (2) the Fund's operating expenses (before any fee offset arrangements) remain the same, and (3) you redeem all of your shares at the end of the periods shown.

                                   1 Year      3 Years     5 Years   10 Years
     ---------------------------------------------------------------------------
     Virginia Bond Fund              $59         $186        $324      $726

     Virginia Money
     Market Fund                     $57         $179        $313      $701

FUND INVESTMENTS

     [ARROW] PRINCIPAL INVESTMENT STRATEGIES

     WHAT IS EACH FUND'S PRINCIPAL INVESTMENT STRATEGY?

     Each Fund's principal strategy is to invest its assets in securities issued by the Commonwealth of Virginia, its political subdivisions and instrumentalities, and by other governmental entities if, in the opinion of counsel to the issuer, the interest from such obligations is excluded from gross income for federal income tax purposes and is exempt from Virginia state income taxes.

     These securities include municipal debt obligations that have been issued by Virginia and its political subdivisions and duly constituted state and local authorities and corporations. We refer to these securities as Virginia tax-exempt securities. Virginia tax-exempt securities are issued to fund public infrastructure projects such as streets and highways, schools, water and sewer systems, hospitals, and airports. They may also be issued to refinance outstanding obligations as well as to obtain funds for general operating expenses and for loans to other public institutions and facilities.

     Because the projects benefit the public, Congress has granted an exemption from federal income tax for the interest income arising from these securities. Likewise, the Virginia Legislature has granted an exemption from state personal income taxes for most Virginia municipal securities.

     [ARROW]   WHAT TYPES OF  TAX-EXEMPT  SECURITIES  WILL BE  INCLUDED  IN EACH
     FUND'S PORTFOLIO?

     Each Fund's assets may be invested in, among other things, any of the following tax-exempt securities:

     |X| GENERAL OBLIGATION BONDS, which are secured by the issuer's pledge of its full faith, credit, and taxing power for the payment of principal and interest.

     |X| REVENUE BONDS, which are payable from the revenue derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source, but not from the general taxing power.

     |X| MUNICIPAL LEASE OBLIGATIONS, which are backed by the municipality's covenant to budget for the payments due under the lease obligation.

          Municipal lease obligations may be determined to be liquid in accordance with the guidelines established by the Funds' Board of Trustees. In determining the liquidity of a municipal lease obligation, we will consider among other things: (1) the frequency of trades and quotes for the municipal lease obligation; (2) the number of dealers willing to purchase or sell the municipal lease obligation and the number of other potential purchasers; (3) dealer undertakings to make a market in the municipal lease obligation; (4) the nature of the marketplace trades, including the time needed to dispose of the municipal lease obligation, the method of soliciting offers, and the mechanics of transfer; (5) whether the municipal lease obligation is of a size that will be attractive to institutional investors; (6) whether the municipal lease obligation contains a non-appropriation clause and the likelihood that the obligor will fail to make an appropriation therefor; and (7) such other factors as we may determine to be relevant to such determination.

     |X| INDUSTRIAL DEVELOPMENT REVENUE BONDS, such as pollution control revenue bonds, which are issued by or on behalf of public authorities to obtain funds for privately operated facilities;

                                                            7 - Prospectus

USAA VIRGINIA FUNDS
--------------------------------------------------------------------------------

     |X| INVERSE FLOATING RATE SECURITIES, the Virginia Bond Fund may invest in securities with coupons that vary inversely with changes in short-term tax-exempt interest rates and thus are considered leveraged investments in an underlying municipal bond.

          Up to 10% of the Virginia Bond Fund's net assets may be invested in municipal securities whose coupons vary inversely with changes in short-term tax-exempt interest rates and thus are considered leveraged investments in underlying municipal bonds (or securities with similar economic characteristics). These securities present special risks for two reasons: (1) if short-term interest rates rise (fall), the income the fund earns on the inverse floating rate security will fall (rise); and (2) if long-term interest rates rise (fall) the value of the inverse floating rate security will fall (rise) more than the value of the underlying bond because of the leveraged nature of the investment. The Virginia Bond Fund will seek to buy these securities at attractive values and yields that over time more than compensate the Fund for the securities' price volatility.

     |X| WHEN-ISSUED AND DELAYED-DELIVERY SECURITIES, each Fund's assets may be invested in securities offered on a when-issued or delayed-delivery basis, which means that delivery and payment take place after the date of the commitment to purchase, normally within 45 days, both price and interest rate are fixed at the time of commitment, the Funds do not earn interest on the securities until settlement, and the market value of the securities may fluctuate between purchase and settlement. Such securities can be sold before settlement date.

     |X| SYNTHETIC INSTRUMENTS, which combine a municipality's long-term obligation to pay interest and principal with the obligation of a third party to repurchase the instrument on short notice. Securities are often specifically structured so that they are eligible investments for a money market fund. For example, in order to satisfy the maturity restrictions for a money market fund, some money market securities have demand or put features, which have the effect of shortening the maturity of the securities.

     In addition, up to 15% of the Virginia Bond Fund's net assets and up to 10% of the Virginia Money Market Fund's net assets may be invested in securities that are illiquid. Illiquid securities are generally those securities which cannot be disposed of in the ordinary course of business, seven days or less, at approximately the same value at which the Fund has valued the securities.

     [ARROW]   WHAT  PERCENTAGE  OF  EACH  FUND'S  ASSETS  WILL BE  INVESTED  IN
     VIRGINIA TAX-EXEMPT SECURITIES?

     During normal market conditions, at least 80% of each Fund's net assets will consist of Virginia tax-exempt securities. This policy may only be changed by a shareholder vote.

     In addition to Virginia tax-exempt securities, securities issued by certain U.S. territories and possessions such as Puerto Rico, the Virgin Islands, or Guam are exempt from federal and state personal income taxes, and as such, we may invest up to 20% of each Fund's net assets in these securities.

     [ARROW]  ARE EACH FUND'S INVESTMENTS DIVERSIFIED IN MANY DIFFERENT ISSUERS?

     Each Fund is considered diversified under the federal securities laws. This means that we will not invest more than 5% in any one issuer with respect to 75% of each Fund's assets. With respect to the remaining 25% of each Fund's assets, we could invest more than 5% in any one, or more, issuers. Purchases of securities issued or guaranteed by the U.S. government or its agencies or instrumentalities are not counted toward the 5% limitation. Each Fund, of course, is concentrated geographically through the purchase of Virginia tax-exempt securities. For further discussion of diversification, see Investment Policies in the statement of additional information.

     With respect to the Virginia Money Market Fund, strict SEC guidelines do not permit us to invest, with respect to 75% of the Fund's assets, greater than 10% of the Fund's assets in securities issued by or subject to guarantees by the same institution.

     We also may not invest more than 25% of a Fund's assets in securities issued in connection with the financing of projects with similar characteristics, such as toll road revenue bonds, housing revenue bonds, or electric power project revenue bonds, or in industrial development revenue bonds that are based, directly or indirectly, on the credit of private entities of any one industry. However, we reserve the right to invest more than 25% of a Fund's assets in tax-exempt industrial development revenue bonds. The 25% industry limitation does not apply to U.S. government securities, general obligation bonds, or bonds that are escrowed.

     [ARROW]   WHAT ARE THE POTENTIAL RISKS ASSOCIATED WITH CONCENTRATING SUCH A
     LARGE PORTION OF EACH FUND'S ASSETS IN ONE STATE?

     The Funds are subject to credit and interest rate risks, as previously described, which could be magnified by the Funds' concentration in Virginia issuers. Virginia tax-exempt securities may

USAA Virginia Funds - 8

--------------------------------------------------------------------------------

     be affected by political, economic, regulatory, or other developments that limit the ability of Virginia issuers to pay interest or repay principal in a timely manner. Therefore, the Funds are affected by events within Virginia to a much greater degree than a more diversified national fund.

     A particular development may not directly relate to the Funds' investments but nevertheless might depress the entire market for the state's tax-exempt securities and therefore adversely impact the Funds' valuation.

     An investment in the Virginia Funds may be riskier than an investment in other types of tax-exempt funds because of this concentration.

     The following are examples of just some of the events that may depress valuations for Virginia tax-exempt securities for an extended period of time:

     |X| Changes in state laws, including voter referendums, that restrict revenues or raise costs for issuers.

     |X| Court decisions that affect a category of municipal bonds, such as municipal lease obligations or electric utilities.

     |X| Natural disasters such as floods, storms, hurricanes, droughts, fires, or earthquakes.

     |X| Bankruptcy or financial distress of a prominent municipal issuer within the state.

     |X| Economic issues that affect critical industries or large employers or that weaken real estate prices.

     |X|  Reductions in federal or state financial aid.

     |X|  Imbalance  in  the  supply  and  demand  for  the  state's   municipal
          securities.

     |X| Developments that may change the tax treatment of Virginia tax-exempt securities.

     In addition, because each Fund invests in securities backed by banks and other financial institutions, changes in the credit quality of these institutions could cause losses to a Fund and affect its share price.

     Other   considerations   affecting  the  Funds'   investments  in  Virginia
     tax-exempt securities are summarized in the statement of additional information under Special Risk Considerations.

     [ARROW]   Do the Funds purchase bonds guaranteed by bond insurance?

     Yes. Some of the bonds we purchase for the Funds are secured by bond insurance that guarantees scheduled principal and interest payments. In addition, we may purchase bond insurance for individual uninsured securities when we believe it will provide an anticipated benefit to the Funds. However, this insurance may not completely eliminate the risk of investing in the issuer.

     [ARROW]   Will any portion of the  distributions  from the Funds be subject to federal income tax?

     During normal market conditions, at least 80% of each Fund's annual interest income (and, therefore, its net investment income dividends) will be excluded from a shareholder's gross income for federal income tax purposes and will also be exempt from Virginia state income taxes. This policy may be changed only by a shareholder vote. Furthermore, it is our practice to purchase only securities that pay interest exempt from federal income tax.

     However, gains and losses from trading securities that occur during the normal course of managing a Fund may result in net realized capital gain distributions. The Internal Revenue Code treats these distributions differently than tax-exempt interest income in the following ways:

     |X| Distributions of the excess of net short-term capital gain over net long-term capital loss are taxable as ordinary income.

     |X| Distributions of net realized capital gain (the excess of net long-term capital gain over net short-term capital loss) are taxable as long-term capital gains, regardless of the length of time you have held your Fund shares.

     |X| Both short-term and long-term realized capital gains are taxable whether received in cash or reinvested in additional shares.

     [ARROW]   Will  distributions  by the  Funds be a tax  preference  item for purposes of the federal alternative minimum tax (AMT)?

     During normal market conditions, at least 80% of each Fund's annual interest income (and, therefore, its net investment income dividends) will not be a tax preference item for purposes of the federal AMT. This policy may be changed only by a shareholder vote. However, since their inception, the Funds have not distributed any income that is a tax preference item for purposes of the federal AMT for individual taxpayers, and we do not intend to invest in any securities that earn any such income in the future. However, of course, changes in federal tax laws or other unforeseen circumstances could result in a Fund's earning interest income that is a tax preference item for purposes of the federal AMT.

                                                                  9 - Prospectus

USAA VIRGINIA FUNDS
--------------------------------------------------------------------------------

     ADDITIONAL INFORMATION

     As a temporary defensive measure because of market, economic, political, or other conditions, up to 100% of each Fund's assets may be invested in short-term securities regardless of whether the interest is exempt from federal income tax and Virginia personal income taxes. To the extent that these temporary investments produce taxable income, that income may result in that Fund not fully achieving its investment objective during the time it is in this temporary defensive posture.

     This prospectus doesn't tell you about every policy or risk of investing in these Funds. For additional information about these Funds' investment policies and the types of securities in which the Funds' assets may be invested, you may want to request a copy of the statement of additional information (the back cover tells you how to do this).

     VIRGINIA BOND FUND

     [ARROW]   WHAT IS THE CREDIT QUALITY OF THE FUND'S INVESTMENTS?

     Under normal market conditions, we will invest the Fund's assets so that at least 50% of the total market value of the tax-exempt securities are rated within the three highest long-term rating categories (A or higher) by Moody's Investors Service (Moody's), Standard & Poor's Ratings Group (S&P), Fitch Ratings (Fitch), Dominion Bond Rating Service Limited (Dominion), or A.M. Best Co. Inc., (A.M. Best); or in the highest short-term rating category by Moody's, S&P, Fitch, Dominion, or A.M. Best.

     Investment-grade securities include securities issued or guaranteed by the U.S. government, its agencies and instrumentalities, as well as securities rated or subject to a guarantee or an obligor that is rated within the categories listed by at least one of the following rating agencies:


                      LONG-TERM            SHORT-TERM
     RATING AGENCY    DEBT SECURITIES      DEBT SECURITIES
     ----------------------------------------------------------
     Moody's          At least Baa 3       At least Prime-3
                                           or MIG3

     S&P              At least BBB-        At least A-3 or SP-2

     Fitch            At least BBB-        At least F3

     Dominion         At least BBB low     At least R-2 low

     A.M. Best        At least bbb         At least AMB-3

     If the security is not rated, we may make a determination that the security is of equivalent investment quality to a comparable security.

     In addition, up to 10% of the Fund's assets may be invested in below-investment-grade securities. Below-investment-grade securities are considered speculative and are subject to significant credit risk since they are believed to represent a greater risk of default than more creditworthy investment-grade securities. These lower quality securities generally have less interest rate risk and higher credit risk than the higher quality securities. At the same time, the volatility of below-investment-grade securities historically has been notably less than the equity market as a whole. The market on which below-investment-grade securities are traded may also be less liquid than the market for investment-grade securities.

     On occasion, we may pay a rating agency to rate a particular security when we believe it will provide an anticipated benefit to the Fund.

     You will find a complete description of the above tax-exempt ratings in the Fund's statement of additional information.

     [ARROW]   WHAT IS THE FUND'S PORTFOLIO WEIGHTED AVERAGE MATURITY AND HOW IS
     IT CALCULATED?

     While the Fund's portfolio weighted average maturity is not restricted, we expect it to be greater than ten years. To determine a security's maturity for purposes of calculating the Fund's portfolio weighted average maturity, we may estimate the expected time in which the security's principal is to be paid. This can be substantially shorter than its stated final maturity. For more information on the method of calculating the Fund's portfolio weighted average maturity, see Investment Policies in the Fund's statement of additional information.

     [ARROW]   HOW ARE THE DECISIONS TO BUY AND SELL SECURITIES MADE?

     We manage tax-exempt funds based on the common sense premise that our investors value tax-exempt income over taxable capital gain distributions. When weighing the decision to buy or sell a security, we strive to balance the value of the tax-exempt income, the credit risk of the issuer, and the price volatility of the bond.

     VIRGINIA MONEY MARKET FUND

     [ARROW]   WHAT IS THE CREDIT QUALITY OF THE FUND'S  INVESTMENTS AT THE TIME
     OF PURCHASE?

     The Fund's purchases consist of securities meeting the requirements to qualify as "eligible securities" under the SEC rules applicable to money market funds. In general, an eligible security is defined as a security that is:

     |X| Issued or guaranteed by the U.S. government or any agency or instrumentality thereof, including "prerefunded" and "escrowed to maturity" tax-exempt securities;

USAA Virginia Funds - 10

--------------------------------------------------------------------------------

     |X| Rated or subject to a guarantee that is rated in one of the two highest categories for short-term securities by at least two Nationally Recognized Statistical Rating Organizations (NRSROs), or by one NRSRO if the security is rated by only one NRSRO;

     |X| Unrated but issued by an issuer or guaranteed by a guarantor that has other comparable short-term debt obligations so rated; or

     |X|  Unrated but determined by us to be of comparable quality.

     In addition, we must consider whether a particular investment presents minimal credit risk in accordance with SEC guidelines applicable to money market funds.

     [ARROW]   WHO   ARE   THE   NATIONALLY   RECOGNIZED    STATISTICAL   RATING
     ORGANIZATIONS (NRSROS)?

     Current NRSROs include:

     |X| Moody's Investors Service
     |X| Standard & Poor's Ratings Group
     |X| Fitch Ratings
     |X| Dominion Bond Rating Service Limited
     |X| A.M. Best Co., Inc.

     [ARROW]  WHAT HAPPENS IF THE RATING OF A SECURITY IS DOWNGRADED?

     If the rating of a security is downgraded after purchase, we, subject under certain circumstances to Board of Trustees' review, will determine whether it is in the best interest of the Fund's shareholders to continue to hold the security in the Fund's portfolio.

     [ARROW]  WILL THE FUND ALWAYS MAINTAIN A NET ASSET VALUE OF $1 PER SHARE?

     While we will endeavor to maintain a constant Fund net asset value of $1 per share, there is no assurance that we will be able to do so. Remember, the shares are neither insured nor guaranteed by the U.S. government. As such, the Fund carries some risk.

     For example, there is always a risk that the issuer of a security held by the Fund will fail to pay interest or principal when due. We attempt to minimize this credit risk by investing only in securities rated in one of the two highest categories for short-term securities, or, if not rated, of comparable quality, at the time of purchase. Additionally, we will not purchase a security unless our analysts determine that the security presents minimal credit risk.

     There is also a risk that rising interest rates will cause the value of the Fund's securities to decline. We attempt to minimize this interest rate risk by limiting the remaining maturity of each security to 397 days or less and maintaining a dollar-weighted average portfolio maturity for the Fund of 90 days or less. The maturity of each security is calculated based upon SEC guidelines.

     ===========================================================================
      [ARROW] DOLLAR-WEIGHTED AVERAGE PORTFOLIO MATURITY IS OBTAINED BY MULTIPLYING THE DOLLAR VALUE OF EACH INVESTMENT BY THE NUMBER OF DAYS LEFT TO ITS MATURITY, THEN ADDING THOSE FIGURES TOGETHER AND DIVIDING THEM BY THE DOLLAR VALUE OF THE FUND'S PORTFOLIO.
     ===========================================================================

     Finally, there is the possibility that one or more investments in the Fund cease to be "eligible securities" resulting in the net asset value ceasing to be $1 per share. For example, a guarantor on a security failing to meet a contractual obligation could cause such a result.

     [ARROW]  HOW ARE THE DECISIONS TO BUY AND SELL SECURITIES MADE?

     We balance factors such as credit quality and maturity to purchase the best relative value available in the market at any given time. A decision to sell is usually based on a change in our credit opinion or to take advantage of an opportunity to reinvest at a higher yield.

FUND MANAGEMENT

     USAA Investment Management Company serves as the manager of these Funds. We are an affiliate of United Services Automobile Association (USAA), a large, diversified financial services institution. Our mailing address is P.O. Box 659453, San Antonio, Texas 78265-9825.

      ==============================================================
      [ARROW]  TOTAL ASSETS UNDER MANAGEMENT BY
               USAA INVESTMENT MANAGEMENT COMPANY
               APPROXIMATELY $64 BILLION AS OF JUNE 30, 2007
     ==============================================================

     We provide investment management services to the Funds pursuant to an Advisory Agreement. Under this agreement, we are responsible for managing each Fund's portfolio (including placement of brokerage orders), subject to the authority of and supervision by the Funds' Board of Trustees. A discussion regarding the basis of the Board of Trustees' approval of each Fund's Advisory Agreement will be available in each Fund's semiannual report to shareholders for the period ended September 30, 2007.

     Each Fund is authorized, although we have no present intention of utilizing such authority, to use a "manager-of-managers" structure. We could select (with approval of a Fund's Board of

                                                           11 - Prospectus

USAA VIRGINIA FUNDS
--------------------------------------------------------------------------------

     Trustees) one or more subadvisers to manage the actual day-to-day investment of a Fund's assets. We would monitor each subadviser's performance through quantitative and qualitative analysis, and periodically report to the Funds' Board of Trustees as to whether each subadviser's agreement should be renewed, terminated, or modified. We also would be responsible for allocating assets to the subadvisers. The allocation for each subadviser could range from 0% to 100% of a Fund's assets, and we could change the allocations without shareholder approval.

     For our services, the Funds pay us an annual base investment management fee, which is accrued daily and paid monthly. The fee is computed as a percentage of the aggregate average net assets of the Virginia Bond and Virginia Money Market Funds combined, and is equal on an annual basis to 0.50% of the first $50 million, 0.40% of that portion over $50 million but not over $100 million, and 0.30% of that portion over $100 million. These fees are allocated monthly on a proportional basis to each Fund based on average net assets.

     The investment management fee for the Virginia Bond Fund is comprised of a base fee and a performance adjustment that will increase or decrease the base fee depending upon the performance of the Fund relative to the performance of the Lipper Virginia Municipal Debt Funds Index. The base fee for the Virginia Bond Fund is computed as referenced above.

     The performance adjustment is calculated monthly by comparing the Virginia Bond Fund's performance to that of the Lipper Index over the performance period. The performance period for the Virginia Bond Fund consists of the current month plus the previous 35 months.

     The annual performance adjustment rate is multiplied by the average net assets of the Virginia Bond Fund over the entire performance period, which is then multiplied by a fraction, the numerator of which is the number of days in the month and the denominator of which is 365 (366 in leap years). The resulting amount is then added to (in the case of overperformance) or subtracted from (in the case of underperformance) the base fee as referenced in the following chart:

      OVER/UNDER PERFORMANCE                ANNUAL ADJUSTMENT RATE
         RELATIVE TO INDEX            (IN BASIS POINTS AS A PERCENTAGE
        (IN BASIS POINTS) 1           OF THE FUND'S AVERAGE NET ASSETS)
     ------------------------------------------------------------------
            +/- 20 to 50                         +/- 4
           +/- 51 to 100                         +/- 5
         +/- 101 and greater                     +/- 6

   [footnote]
     1 Based on the difference between average annual performance of the Fund and its relevant index, rounded to the nearest basis point (.01%).

     Under the performance fee arrangement, the Virginia Bond Fund will pay a positive performance fee adjustment for a performance period whenever the Virginia Bond Fund outperforms the Lipper Virginia Municipal Debt Funds Index over that period, even if the Virginia Bond Fund had overall negative returns during the performance period. For the most recent fiscal year, the performance adjustment increased the management fee for the Virginia Bond Fund of 0.32% by 0.02%.

     In addition to providing investment management services, we also provide administration, shareholder servicing, and distribution services to the Funds. Our affiliate, USAA Shareholder Account Services, provides transfer agency services to the Funds.

     PORTFOLIO MANAGERS

     VIRGINIA BOND FUND

     ROBERT R. PARISEAU, CFA, vice president of Fixed Income Mutual Fund Portfolios, has managed the Fund since May 1995. He has 23 years of investment management experience working for us. Education: B.S., U.S. Naval Academy; M.B.A., Lindenwood College. Mr. Pariseau holds the Chartered Financial Analyst (CFA) designation and is a member of the CFA Institute, the CFA Society of San Antonio, and the National Federation of Municipal Analysts.

     JOHN C. BONNELL, CFA, assistant vice president of Fixed Income Mutual Fund Portfolios, has co-managed the Fund since August 2006. He has 18 years of investment management experience. Prior to joining IMCO, Mr. Bonnell worked for OppenheimerFunds as a vice president and portfolio manager (May 2004 -July 2006) and Strong Capital Management as a portfolio manager (May 1999
     - May 2004). Education: B.B.A., University of Texas at San Antonio; M.B.A., St. Mary's University. Mr. Bonnell holds the Chartered Financial Analyst
     (CFA) designation and is a member of the CFA Institute, the CFA Society of Denver, and the National Federation of Municipal Analysts.

     VIRGINIA MONEY MARKET FUND

     REGINA G. SHAFER, CFA, assistant vice president of Fixed Income Mutual Fund Portfolios, has managed the Fund since April 1999. She has 12 years of investment management experience and has worked for us for 16 years.
     Education: B.B.A., Southwest Texas State University; M.B.A., University of Texas at San Antonio. Ms. Shafer is a Certified Public Accountant and holds the Chartered Financial Analyst (CFA) designation. She is a member of the CFA Institute, the CFA Society of San Antonio, and the National Federation of Municipal Analysts.

     The statement of additional information provides additional information about the portfolio managers' compensation, other accounts managed, and ownership of Fund securities.

USAA Virginia Funds - 12

--------------------------------------------------------------------------------

Using Mutual Funds in an
Investment Program

     THE IDEA BEHIND MUTUAL FUNDS

     Mutual funds provide advantages like professional management and diversification to all investors. Regardless of whether you are just starting out or have invested for years, your investment, large or small, buys you part of a diversified portfolio. That portfolio is managed by investment professionals, relieving you of the need to make individual stock or bond selections. You also enjoy conveniences, such as daily pricing, liquidity, and in the case of the USAA family of funds, no sales charge. The portfolio, because of its size, has lower transaction costs on its trades than most individuals would have. As a result, you own an investment that in earlier times would have been available only to the wealthiest people.

     USING FUNDS IN AN INVESTMENT PROGRAM

     In choosing a mutual fund as an investment vehicle, you are giving up some investment decisions, but must still make others. The decisions you don't have to make are those involved with choosing individual securities. We will perform that function. In addition, we will arrange for the safekeeping of securities, auditing the annual financial statements, and daily valuation of the Funds, as well as other functions.

     You, however, retain at least part of the responsibility for an equally important decision. This decision involves determining a portfolio of mutual funds that balances your investment goals with your tolerance for risk. It is likely that this decision may include the use of more than one fund of the USAA family of funds.

HOW TO INVEST

     OPENING AN ACCOUNT

     You may open an account and make purchases on the Internet, by telephone, or by mail, as described below. If opening by mail, you should return a complete, signed application to open your initial account. However, after you open your initial account with us, you will not need to fill out another application to invest in another fund of the USAA family of funds unless the registration is different or we need further information to verify your identity.

     As required by federal law, we must obtain certain information from you prior to opening an account. If we are unable to verify your identity, we may refuse to open your account or we may open your account and take certain actions without prior notice to you including restricting account transactions pending verification of your identity. If we subsequently are unable to verify your identity, we may close your account and return to you the value of your shares at the next calculated NAV.

     TO PURCHASE SHARES THROUGH YOUR USAA BROKERAGE ACCOUNT, PLEASE CONTACT USAA BROKERAGE SERVICES DIRECTLY. THESE SHARES WILL BECOME PART OF YOUR USAA BROKERAGE ACCOUNT AND WILL BE SUBJECT TO THE POLICIES AND PROCEDURES THAT APPLY TO YOUR USAA BROKERAGE ACCOUNT. ADDITIONAL FEES MAY ALSO APPLY.

     If your Fund shares are purchased, exchanged, or redeemed through a retirement account or an investment professional, the policies and procedures on these purchases, exchanges, or redemptions may vary. Additional fees may also apply to your investment in the Funds, including a transaction fee, if you buy or sell shares of the Funds through a broker or other investment professional. For more information on these fees, check with your investment professional.

     TAX ID NUMBER

     Each shareholder named on the account must provide a Social Security number or other taxpayer identification number to avoid possible tax withholding required by the Internal Revenue Code. See TAXES on page 18 for additional tax information.

     EFFECTIVE DATE

     When you make a purchase, your purchase price will be the NAV per share next determined after we receive your request in proper form (E.G., complete, signed application and payment). Each Fund's NAV is determined as of the close of the regular trading session (generally 4 p.m. Eastern Time) of the New York Stock Exchange (NYSE) each day it is open. If we receive your request and payment prior to that time, your purchase price will be the NAV per share determined for that day. If we receive your request or payment after that time, the purchase will be effective on the next business day.

     The Fund or the Fund's transfer agent may enter into agreements with third parties (Servicing Agents), which hold Fund shares in omnibus accounts for their customers, under which the Servicing Agents are authorized to receive orders for Fund shares on the Fund's behalf. Under these arrangements, the Fund will be deemed to have received an order when an authorized Servicing Agent receives the order. Accordingly, customer orders will be priced at the Fund's NAV next computed after they are received by an authorized Servicing Agent even though the orders may be transmitted to the Fund by the Servicing Agent after the time as of which the Fund calculates its NAV.

     If you plan to purchase Fund shares with a check, money order, traveler's check, or other similar instrument, the instrument must be written in U.S. dollars and drawn on a U.S. bank. We do not

                                                                 13 - Prospectus

USAA VIRGINIA FUNDS
--------------------------------------------------------------------------------

     accept the following foreign instruments: checks, money orders, traveler's checks, or other similar instruments. In addition, we do not accept cash or coins.

     MINIMUM INVESTMENTS

     INITIAL PURCHASE

     |X|  $3,000

     ADDITIONAL PURCHASES

     |X| $50 minimum per transaction, per account (except on transfers from brokerage accounts into the Virginia Money Market Fund, which are exempt from the minimum). Employees of USAA and its affiliated companies may add to an account through payroll deduction for as little as $25 per pay period with a $3,000 initial investment.

          There are no minimum initial or subsequent purchase payment amounts for investments in the Funds through USAA Strategic Fund Adviser(R), USAA Private Investment Management, USAA College Savings Plan(R), or USAA Federal Savings Bank Trust Department. In addition, the Fund may waive or lower purchase minimums in other circumstances.

     HOW TO PURCHASE BY . . .

     INTERNET ACCESS - USAA.COM

     |X| You can use your personal computer to perform certain mutual fund transactions by accessing our Web site. To establish access to your account, log on to USAA.COM and click on "register now" or call 800-759-8722. Once you have established Internet access, you will be able to open and fund a new mutual fund account, exchange to another fund in the USAA family of funds, make redemptions, review account activity, check balances, and more.

     USAA SELF-SERVICE TELEPHONE SYSTEM 800-531-8777

     |X| In addition to obtaining account balance information, last transactions, current fund prices, and return information for your Fund, you can use our USAA self-service telephone system to access your Fund account to make selected purchases, exchange to another fund in the USAA family of funds, or make redemptions. This service is available with an Electronic Services Agreement (ESA) and EFT Buy/Sell authorization on file.

     TELEPHONE 800-531-8448

     |X| Call toll free to speak with a member service representative. Our hours of operation are Monday - Friday, 7 a.m. to 10 p.m. CT and Saturday, 8 a.m. to 5 p.m. CT.

     MAIL

     |X|  To open an account, send your application and check to:

                  REGULAR MAIL:
                  USAA Investment Management Company
                  P.O. Box 659453 San Antonio, TX 78265-9825

                  REGISTERED OR EXPRESS MAIL:
                  USAA Investment Management Company
                  9800 Fredericksburg Road
                  San Antonio, TX 78240

     |X| To add to your account, send your check and the appropriate deposit stub in the business reply envelope that accompanies your Fund's transaction confirmation.

     BANK WIRE

     |X|  To add to your  account,  visit  our  Web  site  at  USAA.COM  or call
          800-531-8448 for instructions before wiring funds. This helps to ensure that your account will be credited promptly and correctly.

     ELECTRONIC FUNDS TRANSFER (EFT)

     |X| Additional purchases on a regular basis can be deducted from a bank account, paycheck, income-producing investment, or USAA money market fund account. Sign up for these services when opening an account. Log on to USAA.COM to establish or call 800-531-8448 to add these services.

     USAA BROKERAGE SERVICES 800-531-8343

     |X| To purchase new and additional shares in your USAA brokerage account, call USAA Brokerage Services for instructions. Any purchase request received in good order prior to the close of the NYSE (generally 4 p.m. Eastern Time) will receive the NAV per share determined for that day, subject to the policies and procedures of your USAA brokerage account.

HOW TO REDEEM

     You may redeem Fund shares by any of the methods described below on any day the NAV per share is calculated. Redemptions are effective on the day instructions are received in a manner as described below. However, if instructions are received after the close of the NYSE (generally 4 p.m. Eastern Time), your redemption will be effective on the next business day.

     We will send you your money within seven days after the effective date of redemption. With respect to the Virginia Money Market Fund, if you call us before 10:30 a.m. Eastern Time with a same-day wire request, we will wire your redemption proceeds

USAA Virginia Funds - 14

--------------------------------------------------------------------------------

     to you by the end of the business day. Payment for redemption of shares purchased by EFT or check is sent after the EFT or check has cleared, which could take up to seven days from the purchase date. For federal income tax purposes, a redemption is a taxable event; as such, you may realize a capital gain or loss. Such capital gains or losses are based on the difference between your cost basis in the shares originally purchased and the price of the shares received upon redemption.

     If your shares are held in your USAA brokerage account with USAA Brokerage Services, please contact USAA Brokerage Services for redemption instructions. These shares are part of your USAA brokerage account, and any redemption request received in good order prior to the close of the NYSE (generally 4 p.m. Eastern Time) will receive the NAV per share determined for that day, subject to the policies and procedures that apply to your USAA brokerage account.

     In addition, the Funds may elect to suspend the redemption of shares or postpone the date of payment in limited circumstances (E.G., if the NYSE is closed or when permitted by order of the SEC).

     HOW TO REDEEM BY . . .

     INTERNET

     |X|  Access USAA.COM.

     TELEPHONE

     |X| Call toll free 800-531-8777 to access our USAA self-service telephone system.

     |X|  Call  toll  free   800-531-8448   to  speak  with  a  member   service
          representative. Our hours of operation are Monday - Friday, 7 a.m. to 10 p.m. CT and Saturday, 8 a.m. to 5 p.m. CT.

     Telephone redemption privileges are automatically established when you complete your application. The Fund will employ reasonable procedures to confirm that instructions communicated by telephone are genuine; if it does not, it may be liable for any losses due to unauthorized or fraudulent instructions. Before any discussion regarding your account, we will obtain certain information from you to verify your identity. Additionally, your telephone calls may be recorded or monitored, and confirmations of account transactions are sent to the address of record.

     MAIL

     |X|  Send your written instructions to:

              REGULAR MAIL:
              USAA Investment Management Company
              P.O. Box 659453
              San Antonio, TX 78265-9825


              REGISTERED OR EXPRESS MAIL:
              USAA Investment Management Company
              9800 Fredericksburg Road
              San Antonio, TX 78240

     FAX

     |X|  Send a signed fax to 800-292-8177.

     CHECKWRITING

     |X| Checks can be issued for the Virginia Money Market Fund account. Return a signed signature card, which accompanies your application, or request a signature card separately and return it to:

                  USAA Shareholder Account Services
                  P.O. Box 659453
                  San Antonio, TX 78265-9825

          You will not be charged for the use of checks or any subsequent reorders. You may write checks in the amount of $250 or more. CHECKS WRITTEN FOR LESS THAN $250 MAY BE RETURNED UNPAID. Because the value of your account changes daily as dividends accrue, you may not write a check to close your account.

     USAA BROKERAGE SERVICES

     |X|  Call  toll  free   800-531-8343   to  speak  with  a  member   service
          representative.

HOW TO EXCHANGE

     EXCHANGE PRIVILEGE

     The exchange privilege is automatic when you complete your application. You may exchange shares among funds in the USAA family of funds, provided the shares to be acquired are offered in your state of residence. Only Virginia residents may exchange into a Virginia Fund.

     Exchanges made through the USAA self-service telephone system and the Internet require an Electronic Services Agreement (ESA) on file. After we receive the exchange orders, the Funds' transfer agent will simultaneously process exchange redemptions and purchases at the share prices next determined. The investment minimums applicable to share purchases also apply to exchanges. For federal income tax purposes, an exchange between funds is a taxable event; as such, you may realize a capital gain or loss. Such capital gains or losses are based on the difference between your cost basis in the shares originally purchased and the price of the shares received upon exchange.

     If your shares are held in your USAA brokerage  account with USAA Brokerage
     Services,   please  contact  USAA  Brokerage  Services  regarding  exchange policies. These shares will become

                                                                 15 - Prospectus

USAA VIRGINIA FUNDS
--------------------------------------------------------------------------------

     part of your USAA brokerage account, and any exchange request received in good order prior to the close of the NYSE (generally 4 p.m. Eastern Time) will receive the NAV per share determined for that day, subject to the policies and procedures that apply to your USAA brokerage account.

     The Funds have undertaken certain authentication procedures regarding telephone transactions as previously described. In addition, each fund reserves the right to terminate or change the terms of an exchange offer.

OTHER IMPORTANT INFORMATION
ABOUT PURCHASES, REDEMPTIONS,
AND EXCHANGES

     ACCOUNT BALANCE

     USAA Shareholder  Account  Services,  the Funds' transfer agent, may assess annually a small balance account fee of $12 to each shareholder account with a balance of less than $2,000 at the time of assessment. Accounts exempt from the fee include: (1) any account regularly purchasing additional shares each month through an automatic investment plan; (2) any account registered under the Uniform Gifts/Transfers to Minors Act (UGMA/UTMA); (3) all (non-IRA) money market fund accounts; and (4) any account whose registered owner has an aggregate balance of $50,000 or more invested in USAA mutual funds.

     EXCESSIVE SHORT-TERM TRADING

     The USAA funds generally are not intended as short-term investment vehicles (except for the money market funds, the USAA Short-Term Bond Fund, and the USAA Tax Exempt Short-Term Fund). Some investors try to profit by using excessive short-term trading practices involving mutual fund shares, frequently referred to as "market timing."

     Excessive short-term trading activity can disrupt the efficient management of a fund and raise its transaction costs by forcing portfolio managers to first buy and then sell portfolio securities in response to a large investment by short-term traders. While there is no assurance that the USAA family of funds can deter all excessive and short-term trading, the Board of Trustees of the USAA family of funds has adopted the following policies (except for the money market funds, the USAA Short-Term Bond Fund, and the USAA Tax Exempt Short-Term Fund). These policies are designed to deter disruptive, excessive short-term trading without needlessly penalizing bona fide investors.

     To deter such trading activities, the USAA family of funds' policies and procedures include that each fund reserves the right to reject any purchase order, including an exchange, that it regards as disruptive to the efficient management of the particular fund.

     THE VIRGINIA BOND FUND'S RIGHT TO REJECT  PURCHASE AND
     EXCHANGE  ORDERS AND LIMIT TRADING IN ACCOUNTS

     The USAA family of funds' main safeguard against excessive short-term trading is its right to reject purchase or exchange orders if in the best interest of the affected fund. In exercising this discretion to reject purchase and exchange orders, the Virginia Bond Fund deems that certain excessive short-term trading activities are not in the best interest of the Fund because such activities can hamper the efficient management of the Fund. Generally, persons who engage in an "in and out" (or "out and in") transaction within a 30-day period will violate the USAA family of funds' policy if they engage in another "in and out" (or "out and in") transaction in the same fund within 90 days. The Virginia Bond Fund also reserves the right to restrict future purchases if an investor is classified as engaged in other patterns of excessive short-term trading, including after one large disruptive purchase and redemption. Finally, the Virginia Bond Fund reserves the right to reject any other purchase or exchange order in other situations that do not involve excessive short-term trading activities if in the best interest of the Fund.

     The following transactions are exempt from the excessive short-term trading activity policies described above:

     |X| Transactions in the money market funds, USAA Short-Term Bond Fund, and USAA Tax Exempt Short-Term Fund;

     |X| Purchases and sales pursuant to automatic investment or withdrawal plans;

     |X| Purchases and sales made through USAA Strategic Fund Adviser(R), USAA Private Investment Management, USAA College Savings Plan(R), or USAA Federal Savings Bank Trust Department; and

     |X| Other transactions that are not motivated by short-term trading considerations if they are approved by transfer agent management personnel and are not disruptive to a fund.

     If a person is classified as engaged in excessive short-term trading, the remedy will depend upon the trading activities of the investor in the account and related accounts and its disruptive effect, and can include warnings to cease such activity and/or restrictions or termination of trading privileges in a particular fund or all funds in the USAA family of funds.

     The USAA family of funds relies on its transfer agent to review trading activity for excessive short-term trading. There can be no assurance, however, that our monitoring activities will successfully detect or prevent all excessive short-term trading.

     Some investors purchase USAA fund shares through financial intermediaries that establish omnibus accounts to invest in the

USAA Virginia Funds - 16

--------------------------------------------------------------------------------

     USAA family of funds for their clients and submit net orders to purchase or redeem shares after combining their client orders. The USAA family of funds subject to the short-term trading policies generally treat these omnibus accounts as an individual investor and will apply the short-term trading policies to the net purchases and sales submitted by the omnibus account unless the funds or their transfer agent have entered into an agreement requiring the omnibus account to submit the underlying trading information for their clients upon our request. For those omnibus accounts for which we have entered into agreements to provide underlying trade information, the USAA family of funds reviews net activity in these omnibus accounts for activity that indicates potential, excessive short-term trading activity. If we detect suspicious trading activity at the omnibus account level, we will request underlying trading information and review the underlying trading activity for individual accounts to identify individual accounts engaged in excessive short-term trading activity. We will instruct the omnibus account to restrict, limit, or terminate trading privileges in a particular fund for individual accounts identified as engaging in excessive short-term trading through these omnibus accounts.

     Because of the increased costs to review underlying trading information, the USAA family of funds will not enter into agreements with every financial intermediary who operates an omnibus account. The USAA family of funds or their transfer agent could decide to enter into such contracts with financial intermediaries for all funds or particular funds, and can terminate such agreements at any time.

     OTHER FUND RIGHTS

     Each Fund reserves the right to:

     |X| Reject or restrict purchase or exchange orders when in the best interest of the Fund;

     |X| Limit or discontinue the offering of shares of the Fund without notice to the shareholders;

     |X| Calculate the NAV per share and accept purchase, exchange, and redemption orders on a business day that the NYSE is closed;

     |X| Require a signature guarantee for transactions or changes in account information in those instances where the appropriateness of a signature authorization is in question (the statement of additional information contains information on acceptable guarantors);

     |X|  Redeem an account with less than $250, with certain limitations; and

     |X| Restrict or liquidate an account when necessary or appropriate to comply with federal law.

SHAREHOLDER INFORMATION

     CURRENT PRICE, YIELD, AND TOTAL RETURN INFORMATION

          For the most current price, yield, and total return information for these Funds, you may call the USAA self-service telephone system at 800-531-8777. Say mutual fund quotes then say the fund name or FUND NUMBER of the fund on which you would like to receive information.

          Additionally, you may find the most current price of your Fund's shares in the business section of your newspaper in the mutual fund section under the heading "USAA Group" and the appropriate NEWSPAPER SYMBOL. If you prefer to obtain this information from an online computer service, you can do so by using its TICKER SYMBOL.

     =========================================================
     [ARROW]  FUND NUMBER
              Virginia Bond Fund                      64
              Virginia Money Market Fund              65

     [ARROW]  NEWSPAPER SYMBOL
              VIRGINIA BOND FUND                   VA Bd

     [ARROW]  TICKER SYMBOL
              Virginia Bond Fund                   USVAX
              Virginia Money Market Fund           UVAXX
     =========================================================

     You may also access this information through our USAA.COM Web site once you have established Internet access. In addition, you may see a Fund's total return quoted in advertisements and reports. You may also see a comparison of a Fund's performance to that of other mutual funds with similar investment objectives and to stock or relevant indices. You must remember that historical performance does not necessarily indicate what will happen in the future.

     SHARE PRICE CALCULATION

     The price at which you purchase and redeem Fund shares is equal to the NET ASSET VALUE (NAV) PER SHARE determined on the effective date of the purchase or redemption. You may buy and sell Fund shares at the NAV per share without a sales charge. Each Fund's NAV per share is calculated as of the close of the NYSE (generally 4 p.m. Eastern Time) each day that the NYSE is open for regular trading. The NYSE is closed on most national holidays and Good Friday.

     ==================================================================
                                    TOTAL ASSETS - TOTAL LIABILITIES
     [ARROW] NAV PER SHARE   =      -------------------------------
                                           NUMBER OF SHARES
                                              OUTSTANDING
     ==================================================================

                                                                 17 - Prospectus

USAA VIRGINIA FUNDS
--------------------------------------------------------------------------------

     VALUATION OF SECURITIES

     Securities of the Virginia Bond Fund are generally traded in the over-the-counter market and are valued each business day by a pricing service (the Service) approved by the Fund's Board of Trustees. The Service uses the mean between quoted bid and asked prices or the last sales price to price securities when, in the Service's judgment, these prices are readily available and are representative of the securities' market values. For many securities, such prices are not readily available. The Service generally prices those securities based on methods that include consideration of yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers in securities; and general market conditions. In addition, securities with original or remaining maturities of 60 days or less and all securities of the Virginia Money Market Fund are valued at amortized cost, which approximates market value. Repurchase agreements are valued at cost.

     Investments in open-end investment companies are valued at their net asset value at the end of each business day. Futures contracts are valued at the last quoted sales price.

     Securities for which market quotations are not readily available or are considered unreliable, or whose values have been materially affected by events occurring after the close of their primary markets but before the pricing of the Fund, are valued in good faith by us at fair value using valuation procedures approved by the Funds' Board of Trustees. The effect of fair value pricing is that securities may not be priced on the basis of quotations from the primary market in which they are traded, and the actual price realized from the sale of a security may differ materially from the fair value price. Valuing these securities at fair value is intended to cause a Fund's NAV to be more reliable than it otherwise would be.

     Fair value methods used by the Virginia Bond Fund include, but are not limited to, obtaining market quotations from secondary pricing services, broker-dealers, or widely used quotations systems. General factors considered in determining the fair value of securities include fundamental analytical data, the nature and duration of any restrictions on disposition of the securities, and an evaluation of the forces that influences the market in which the securities are purchased and sold.

     For additional information on how securities are valued, see Valuation of Securities in the Funds' statement of additional information.

     DIVIDENDS AND OTHER DISTRIBUTIONS

     Distributions from each Fund's net investment income are declared daily and paid on the last business day of the month. Dividends begin accruing on shares the day following their purchase date. When buying shares of the Virginia Money Market Fund through a federal funds wire, however, you can begin earning dividends immediately on the day your instructions to purchase are received if you pay for your purchase by bank wire transfer prior to 10:30 a.m. Eastern Time on the same day. For both Funds, dividends continue to accrue to the effective date of redemption. If you redeem shares of the Virginia Money Market Fund with a same-day wire request before 10:30 a.m. Eastern Time, however, the shares will not earn dividends that same day.

     Ordinarily, any realized capital gain distributions will be paid in December of each year. The Funds may make additional distributions to shareholders when considered appropriate or necessary. For example, a Fund could make an additional distribution to avoid the imposition of any federal income or excise tax.

     We will automatically reinvest all NET INVESTMENT INCOME DIVIDENDS and REALIZED CAPITAL GAIN DISTRIBUTIONS in additional shares of the distributing Fund unless you request to receive these distributions by way of electronic funds transfer. The share price will be the NAV of the Fund shares computed on the ex-distribution date. Any realized capital gain distributions made by the Virginia Bond Fund will reduce the NAV per share by the amount of the distribution on the ex-distribution date. You should consider carefully the effects of purchasing shares of the Virginia Bond Fund shortly before any realized capital gain distribution. Some or all of these distributions are subject to taxes. We will invest in your account any dividend or other distribution returned to us by your financial institution at the current NAV per share.

     ===========================================================================
     [ARROW] NET INVESTMENT INCOME DIVIDENDS PAYMENTS TO SHAREHOLDERS OF INCOME FROM DIVIDENDS AND INTEREST GENERATED BY A FUND'S INVESTMENTS.

     [ARROW] REALIZED CAPITAL GAIN DISTRIBUTIONS PAYMENTS TO SHAREHOLDERS OF GAINS REALIZED ON SECURITIES THAT A FUND HAS SOLD AT PROFIT, MINUS ANY REALIZED LOSSES.
     ===========================================================================

     TAXES

     The following tax information is quite general and refers to the federal income tax law in effect as of the date of this prospectus. While we manage the Funds so that at least 80% of each Fund's annual interest income will be exempt from federal and state income taxes, we may invest up to 20% of each Fund's assets in securities that generate income not exempt from those taxes. The interest income exemption for federal income tax purposes does not necessarily mean that the income is exempt under the income or other tax laws of any state or local taxing authority. A Fund's interest income also may be a tax preference item for purposes of the AMT. As discussed earlier on page 9, net capital gain distributed by or reinvested in a Fund will be

USAA Virginia Funds - 18

--------------------------------------------------------------------------------

     taxable. In addition, gains, if any, on the redemption of a Fund's shares are taxable. A 15% maximum federal income tax rate will apply to individual shareholders (1) through December 31, 2010 for gains on redemptions of Fund shares held for more than one year and (2) to the Fund's net capital gain distributions from realized gains through March 31, 2011 on the sale or exchange of the Fund's capital assets held for more than one year. Although that rate also applies to certain taxable dividends, it is not expected that either Fund's income dividends will qualify for that rate. Because each investor's tax circumstances are unique and because the tax laws are subject to change, we recommend that you consult your tax adviser about your investment.

     WITHHOLDING

     Federal law requires each Fund to withhold (referred to as "backup withholding") and remit to the U.S. Treasury 28% of (1) taxable net investment income dividends, realized capital gain distributions, and proceeds of redemptions (other than redemptions of Virginia Money Market Fund shares) otherwise payable to any non-corporate shareholder who fails to furnish the Fund with a correct taxpayer identification number and (2) those dividends and distributions otherwise payable to any such shareholder who:

     |X| Underreports dividend or interest income or |X| Fails to certify that he or she is not subject to backup withholding.

     To avoid this withholding requirement, you must certify, on your application or on a separate IRS Form W-9 supplied by the Fund's transfer agent, that your taxpayer identification number is correct and you are not currently subject to backup withholding.

     REPORTING

     Each Fund will report information to you annually concerning the tax status of dividends and other distributions for federal income tax purposes, including the portion of the dividends constituting a tax preference item for purposes of the federal AMT and the percentage and source (by state) of interest income earned on tax-exempt securities held by that Fund during the preceding year.

     VIRGINIA TAXATION

     The following is only a summary of some of the important Virginia personal income tax considerations generally affecting the Funds and their shareholders. This discussion is not intended as a substitute for careful planning. As a potential investor in the Funds, you should consult your tax adviser with specific reference to your own tax situation.

     Dividends paid by the Funds and derived from interest on obligations of the Commonwealth of Virginia or of any political subdivision or instrumentality of the Commonwealth, which pay interest excludable from federal gross income, or derived from obligations of the United States, which pay interest or dividends excludable from Virginia taxable income under the laws of the United States, will be exempt from the Virginia income tax. Dividends (1) paid by the Funds, (2) excluded from gross income for federal income tax purposes, and (3) derived from interest on obligations of certain territories and possessions of the United States (those issued by Puerto Rico, the Virgin Islands, or Guam) will be exempt from the Virginia income tax. To the extent a portion of the dividends is derived from interest on obligations other than those described above, such portion will be subject to the Virginia income tax even though it may be excludable from gross income for federal income tax purposes.

     Distributions from the Funds and derived from long-term capital gains on the sale or exchange by the Funds of obligations of the Commonwealth of Virginia, any political subdivision or instrumentality of the Commonwealth, or the United States will be exempt from Virginia income tax. Distributions from the Funds of all other long-term capital gains and all short-term capital gains realized by the Funds generally will be taxable to you regardless of how long you have held the shares.

     SHAREHOLDER MAILINGS

     HOUSEHOLDING

     Through our ongoing efforts to help reduce Fund expenses, each household will receive a single copy of the Funds' most recent financial reports and prospectus even if you or a family member own more than one account in the Funds. For many of you, this eliminates duplicate copies and saves paper and postage costs to the Funds. However, if you would like to receive individual copies, please contact us and we will begin your individual delivery within 30 days of your request.

     ELECTRONIC DELIVERY

     Log on to USAA.COM and sign up to receive your statements, confirmations, financial reports, and prospectuses via the Internet instead of through the mail.

                                                                 19 - Prospectus

USAA VIRGINIA FUNDS
--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

     The following financial highlights tables are intended to help you understand each Fund's financial performance for the past five years. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all net investment income and realized capital gains distributions).

     The information has been audited by Ernst & Young LLP, an independent registered public accounting firm, whose report, along with the Funds' financial statements, are included in the annual report, which is available upon request.

VIRGINIA BOND FUND

                                                                        YEAR ENDED MARCH 31,
                                                =========================================================================
                                                   2007            2006             2005            2004          2003
                                                =========================================================================
Net asset value at beginning of period          $   11.52       $    11.60      $  11.83        $   11.67       $   11.08
                                                -------------------------------------------------------------------------
Income (loss) from investment operations:
   Net investment income                              .49             .50             .50             .51             .52
   Net realized and unrealized gain (loss)            .07            (.08)           (.23)            .16             .59
                                                -------------------------------------------------------------------------
Total from investment operations                      .56             .42             .27             .67            1.11
                                                -------------------------------------------------------------------------
Less distributions:
   From net investment income                        (.49)           (.50)           (.50)           (.51)           (.52)
   From realized capital gains                       (.06)              -               -               -               -
                                                -------------------------------------------------------------------------
Total Distributions                                  (.55)           (.50)           (.50)           (.51)           (.52)
                                                -------------------------------------------------------------------------
Net asset value at end of period                $   11.53       $   11.52       $   11.60       $   11.83       $   11.67
                                                =========================================================================
Total return (%)*                                    4.99            3.61            2.34            5.84           10.16

Net assets at end of  period (000)              $ 551,994       $ 533,400       $ 514,814       $ 510,505       $ 510,336

Ratio of expenses to average net assets (%)**(a)      .58             .58             .60             .61             .59

Ratio of net investment income to
   average net assets (%)**                          4.25            4.25            4.28            4.32            4.51

Portfolio turnover (%)                              39.72           28.33            6.67           15.77           14.91


* Assumes reinvestment of all net investment income and realized capital gain distributions during the period.

**  For the year ended March 31, 2007 average net assets were $539,070,000.

(a)  Reflects  total  operating  expenses of the Fund before  reductions  of any expenses paid indirectly. The Fund's expenses paid indirectly decreased the
     expense ratios as follows:                    (.01%)         (.00%)(+)       (.00%)(+)       (.00%)(+)      (.00%)(+)

     (+) Represents less than 0.01% of average net assets.

USAA Virginia Funds - 20

--------------------------------------------------------------------------------

VIRGINIA MONEY MARKET FUND

                                                                        YEAR ENDED MARCH 31,
                                                =============================================================================
                                                   2007            2006             2005            2004             2003
                                                =============================================================================
Net asset value at beginning of period          $     1.00       $     1.00       $    1.00       $    1.00       $     1.00
                                                ----------------------------------------------------------------------------
Income from investment operations:
   Net investment income                               .03              .02             .01             .01              .01
Less distributions:
   From net investment income                         (.03)            (.02)           (.01)           (.01)            (.01)
                                                ----------------------------------------------------------------------------
Net asset value at end of period                $     1.00       $     1.00       $    1.00       $    1.00        $    1.00
                                                ============================================================================
Total return (%)*                                     3.08             2.29             .98             .57              .92

Net assets at end of period (000)               $  221,034       $  214,549       $ 175,317       $ 175,108        $ 184,190

Ratio of expenses to
   average net assets (%)**(a)                         .56              .53             .55             .56              .56

Ratio of net investment income to

 * Assumes reinvestment of all net investment income distributions during the period.

**   For the year ended March 31, 2007 average net assets were $218,849,000.

(a) Reflects total operating expenses of the Fund before reductions of any expenses paid indirectly. The Fund's expenses paid indirectly decreased the expense ratios by less than 0.01%.
                                                                 21 - Prospectus

                                   Appendix A
--------------------------------------------------------------------------------

TAXABLE-EQUIVALENT YIELD TABLE

COMBINED 2007 FEDERAL INCOME TAX AND VIRGINIA STATE PERSONAL INCOME TAX RATES

Assuming a Federal Marginal Tax Rate of:       25.0%       28.0%       33.0%        35.0%

and a State Rate of:                           5.75%       5.75%       5.75%        5.75%

The Effective Marginal Tax Rate Would be:     29.31%(a)   32.14%(b)  36.85%(c)   38.74%(d)

To Match a Double Tax-Free Yield of:     A Fully Taxable Investment Would Have to Pay You:

                               ============================================================
                               1.00%           1.41%       1.47%      1.58%       1.63%
                               ------------------------------------------------------------
                               1.50%           2.12%       2.21%      2.38%       2.45%
                               ------------------------------------------------------------
                               2.00%           2.83%       2.95%      3.17%       3.26%
                               ------------------------------------------------------------
                               2.50%           3.54%       3.68%      3.96%       4.08%
                               ------------------------------------------------------------
                               3.00%           4.24%       4.42%      4.75%       4.90%
                               ------------------------------------------------------------
                               3.50%           4.95%       5.16%      5.54%       5.71%
                               ------------------------------------------------------------
                               4.00%           5.66%       5.89%      6.33%       6.53%
                               ------------------------------------------------------------
                               4.50%           6.37%       6.63%      7.13%       7.35%
                               ------------------------------------------------------------
                               5.00%           7.07%       7.37%      7.92%       8.16%
                               ------------------------------------------------------------
                               5.50%           7.78%       8.10%      8.71%       8.98%
                               ------------------------------------------------------------
                               6.00%           8.49%       8.84%      9.50%       9.79%
                               ------------------------------------------------------------
                               6.50%           9.20%       9.58%     10.29%      10.61%
                               ------------------------------------------------------------
                               7.00%           9.90%      10.32%     11.09%      11.43%
                              =============================================================

(a)  Federal Rate of 25.0% + (Virginia State Rate of 5.75% x (1-25.0%))

(b)  Federal Rate of 28.0% + (Virginia State Rate of 5.75% x (1-28.0%))

(c)  Federal Rate of 33.0% + (Virginia State Rate of 5.75% x (1-33.0%))

(d)  Federal Rate of 35.0% + (Virginia State Rate of 5.75% x (1-35.0%))

     A fully taxable investment is a bond that pays taxable interest or a mutual fund that pays dividends that are attributable to taxable interest.

     This table is a hypothetical illustration and should not be considered an indication of Fund performance of any of the USAA family of funds. These rates were selected as examples that would be relevant to most taxpayers.

                                      NOTES

[USAA EAGLE LOGO (R)] 9800 Fredericksburg Road
                      San Antonio, Texas  78288
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================================================================================
If you would like more information about the Funds, you may call 800-531-8181 to request a free copy of the Funds' statement of additional information (SAI), annual or semiannual reports, or to ask other questions about the Funds. The SAI has been filed with the Securities and Exchange Commission (SEC) and is legally a part of this prospectus. In each Fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Funds' performance during the last fiscal year. The Funds' annual and semiannual reports also can be viewed on USAA.COM. A complete description of the Funds' policies and procedures with respect to the disclosure of the Funds' portfolio securities is available in the Funds SAI. The SAI is not available on USAA.COM because of cost considerations and lack of investor demand.

To view these documents, along with other related documents, you can visit the EDGAR database on the SEC's Web site (www.sec.gov) or the Commission's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room can be obtained by calling 202-551-8090. Additionally, copies of this information can be obtained, after payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section of the Commission, Washington, DC 20549-0102.
================================================================================

[USAA EAGLE LOGO ]   WE KNOW WHAT IT MEANS TO SERVE.(R)
                     ------------------------------------
                       INSURANCE * MEMBER SERVICES

                                                              [GRAPHIC OMITTED]
                                                                      Recycled
                                                                      Paper

17000-0807      Investment Company Act File No. 811-7852          (C)2007, USAA.
                                                            All rights reserved.

                                     Part B

                   Statement of Additional Information for the
               Tax Exempt Long-Term, Tax Exempt Intermediate-Term,
            Tax Exempt Short-Term and Tax Exempt Money Market Funds

[USAA      USAA MUTUAL                                            STATEMENT OF
EAGLE      FUNDS TRUST                                  ADDITIONAL INFORMATION
LOGO (R)]                                                       AUGUST 1, 2007


          TAX EXEMPT LONG-TERM FUND, TAX EXEMPT INTERMEDIATE-TERM FUND, TAX EXEMPT SHORT-TERM FUND, AND TAX EXEMPT MONEY MARKET FUNd

--------------------------------------------------------------------------------

USAA MUTUAL FUNDS TRUST (the Trust) is a registered investment company offering shares of thirty-nine no-load mutual funds, four of which are described in this Statement of Additional Information (SAI): the Tax Exempt Long-Term Fund, Tax Exempt Intermediate-Term Fund, Tax Exempt Short-Term Fund, and Tax Exempt Money Market Fund (collectively, the Funds). Each Fund is classified as diversified and has a common investment objective of providing investors with interest income that is exempt from federal income tax. The Tax Exempt Money Market Fund has a further objective of preserving capital and maintaining liquidity.

You may obtain a free copy of the prospectus dated August 1, 2007, for the Funds by writing to USAA Mutual Funds Trust, 9800 Fredericksburg Road, San Antonio, TX 78288, or by calling toll free 800-531-8181. The prospectus provides the basic information you should know before investing in the Funds. This SAI is not a prospectus and contains information in addition to and more detailed than that set forth in the prospectus. It is intended to provide you with additional information regarding the activities and operations of the Trust and the Funds, and should be read in conjunction with the prospectus.

The financial statements of the Funds and the Independent Registered Public Accounting Firm's Report thereon for the fiscal year ended March 31, 2007, are included in the annual report to shareholders of that date and are incorporated herein by reference.

--------------------------------------------------------------------------------


                                TABLE OF CONTENTS
Page
 2           Valuation of Securities
 3           Conditions of Purchase and Redemption
 3           Additional Information Regarding Redemption of Shares
 5           Investment Plans
 6           Investment Policies
14           Investment Restrictions
15           Portfolio Transactions
16           Fund History and Description of Shares
17           Tax Considerations
19           Trustees and Officers of the Trust
24           The Trust's Manager
28           Portfolio Manager Disclosure
30           Portfolio Holdings Disclosure
31           General Information
31           Appendix A - Tax-Exempt Securities and Their Ratings

                             VALUATION OF SECURITIES

Shares of each Fund are offered on a continuing, best-efforts basis through USAA Investment Management Trust (IMCO or the Manager). The offering price for shares of each Fund is equal to the current net asset value (NAV) per share. The NAV per share of each Fund is calculated by adding the value of all its portfolio securities and other assets, deducting its liabilities, and dividing by the number of shares outstanding.

A Fund's NAV per share is calculated each day, Monday through Friday, except days on which the New York Stock Exchange (NYSE) is closed. The NYSE currently is scheduled to be closed on New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving, and Christmas, and on the preceding Friday or subsequent Monday when one of these holidays falls on a Saturday or Sunday, respectively. Each Fund reserves the right to calculate the NAV per share on a business day that the NYSE is closed.

The investments of the TAX EXEMPT LONG-TERM, TAX EXEMPT INTERMEDIATE-TERM, AND TAX EXEMPT SHORT-TERM FUNDS are generally traded in the over-the-counter market and are valued each business day by a pricing service (the Service) approved by the Trust's Board of Trustees. The Service uses the mean between quoted bid and asked prices or the last sale price to price securities when, in the Service's judgment, these prices are readily available and are representative of the securities' market values. For many securities, such prices are not readily available. The Service generally prices these securities based on methods that include consideration of yields or prices of tax-exempt securities of comparable quality, coupon, maturity, and type; indications as to values from dealers in securities; and general market conditions. Investments in open-end investment companies are valued at their NAV at the end of each business day. Futures contracts are valued at the last quoted sales price. Securities with original or remaining maturities of 60 days or less are stated at amortized cost, which approximates market value. Repurchase agreements are valued at cost.

Securities for which market quotations are not readily available or are considered unreliable, or whose values have been materially affected by events occurring after the close of their primary markets but before the pricing of a Fund's shares, are valued in good faith by the Manager fair value using valuation procedures approved by the Board of Trustees. The effect of fair value pricing is that securities may not be priced on the basis of quotations from the primary market in which they are traded and the actual price realized from the sale of a security may differ materially from the fair value price. Valuing these securities at fair value is intended to cause a Fund's NAV to be more reliable than it otherwise would be.

Fair value methods used by the Manager include, but are not limited to, obtaining market quotations from secondary pricing services, broker-dealers, or widely used quotations systems. General factors considered in determining the fair value of securities include fundamental analytical data, the nature and duration of any restrictions on disposition of the securities, and an evaluation of the forces that influenced the market in which the securities are purchased and sold.

The TAX EXEMPT MONEY MARKET FUND'S securities are valued at amortized cost, which approximates market value. This involves valuing a security at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates. While this method provides certainty in valuation, it may result in periods during which the value of an instrument, as determined by amortized cost, is higher or lower than the price the Fund would receive upon the sale of the instrument.

The valuation of the Tax Exempt Money Market Fund's portfolio instruments based upon their amortized cost is subject to the Fund's adherence to certain procedures and conditions. Consistent with regulatory requirements, the Manager will only purchase securities with remaining maturities of 397 days or less and will maintain a dollar-weighted average portfolio maturity of no more than 90 days. The Manager will invest only in securities that have been determined to present minimal credit risk and that satisfy the quality and diversification requirements of applicable rules and regulations of the Securities and Exchange Commission (SEC).

The Board of Trustees has established procedures designed to stabilize the Tax Exempt Money Market Fund's price per share, as computed for the purpose of sales and redemptions, at $1. There can be no assurance, however, that the Fund will at all times be able to maintain a constant $1 NAV per share. Such procedures include review of the Fund's holdings at such intervals as is deemed appropriate to determine whether the Fund's NAV calculated by using available market quotations deviates from $1 per share and, if so, whether such deviation may result in material dilution or is otherwise unfair to existing shareholders. In the event that it is determined that such a deviation exists, the Board of Trustees will take such corrective action as it regards as necessary and appropriate. Such action may include, among other options, selling portfolio instruments prior to maturity to realize capital gains or losses or to shorten average portfolio maturity, withholding dividends, or establishing an NAV per share by using available market quotations.

                      CONDITIONS OF PURCHASE AND REDEMPTION

INVESTOR ELIGIBILITY

The ability to open a mutual fund account is generally restricted to those people who are eligible for USAA membership. USAA Investment Management Company, the Funds' distributor, reserves the right to open accounts for certain persons not eligible for USAA membership.

NONPAYMENT

If any order to purchase shares is canceled due to nonpayment or if the Trust does not receive good funds either by check or electronic funds transfer, USAA Shareholder Account Services (Transfer Agent) will treat the cancellation as a redemption of shares purchased, and you will be responsible for any resulting loss incurred by the Fund or the Manager. If you are a shareholder, the Transfer Agent can redeem shares from your account(s) as reimbursement for all losses. In addition, you may be prohibited or restricted from making future purchases in any of the USAA family of funds. A $29 fee is charged for all returned items, including checks and electronic funds transfers.

TRANSFER OF SHARES

You may transfer Fund shares to another person by sending written instructions to the Transfer Agent. The account must be clearly identified, and you must include the number of shares to be transferred, the signatures of all registered owners, and all stock certificates, if any, which are the subject of transfer. You also need to send written instructions signed by all registered owners and supporting documents to change an account registration due to events such as marriage or death. If a new account needs to be established, you must complete and return an application to the Transfer Agent.

              ADDITIONAL INFORMATION REGARDING REDEMPTION OF SHARES

The value of your investment at the time of redemption may be more or less than the cost at purchase, depending on the value of the securities held in each Fund's portfolio. Requests for redemption that are subject to any special conditions or which specify an effective date other than as provided herein cannot be accepted. A gain or loss for tax purposes may be realized on the sale of shares of a Fund, depending upon the price when redeemed.

The Board of Trustees may cause the redemption of an account with a balance of less than $250 provided (1) the value of the account has been reduced, for reasons other than market action, below the minimum initial investment in such Fund at the time of the establishment of the account, (2) the account has remained below the minimum level for six months, and (3) 60 days' prior written notice of the proposed redemption has been sent to you. The Trust, subject to approval of the Board of Trustees, anticipates closing certain small accounts yearly. Shares will be redeemed at the NAV on the date fixed for redemption by the Board of Trustees.

The Trust reserves the right to suspend the right of redemption or postpone the date of payment (1) for any periods during which the NYSE is closed, (2) when trading in the markets the Trust normally utilizes is restricted, or an emergency exists as determined by the SEC so that disposal of the Trust's investments or determination of its NAV is not reasonably practicable, or (3) for such other periods as the SEC by order may permit for protection of the Trust's shareholders.

For the mutual protection of the investor and the Funds, the Trust may require a signature guarantee. If required, each signature on the account registration must be guaranteed. Signature guarantees are acceptable from FDIC member banks, brokers, dealers, municipal securities dealers, municipal securities brokers, government securities dealers, government securities brokers, credit unions, national securities exchanges, registered securities associations, clearing agencies, and savings associations. A signature guarantee for active duty military personnel stationed abroad may be provided by an officer of the United States Embassy or Consulate, a staff officer of the Judge Advocate General, or an individual's commanding officer.

FUND RIGHT TO REJECT PURCHASE AND EXCHANGE ORDERS AND LIMIT TRADING IN ACCOUNTS

The USAA family of funds' main safeguard against excessive short-term trading is its right to reject purchase or exchange orders if in the best interest of the affected fund. In exercising this discretion to reject purchase and exchange orders, a fund deems that certain excessive short-term trading activities are not in the best interest of the fund because such activities can hamper the efficient management of a fund. Generally, persons who engage in an "in and out" (or "out and in") transaction within a 30-day period will violate the USAA Funds' policy if they engage in another "in and out" (or "out and in") transaction in the same fund within 90 days. Each fund also reserves the right to restrict future purchases if an investor is classified as engaged in other patterns of excessive short-term trading. Finally, each fund reserves the right to reject any other purchase or exchange order in other situations that do not involve excessive short-term trading activities if in the best interest of the fund.

The following transactions are exempt from the excessive short-term trading activity policies described above:

* Transactions in the money market funds, USAA Short-Term Bond Fund, and USAA Tax Exempt Short Term Fund;

* Purchases and sales pursuant to automatic investment or withdrawal plans;

* Purchases and sales made through USAA Strategic Fund Adviser(R), USAA Private Investment Management, USAA College Savings Plan(R), or USAA Federal Savings Bank Trust Department that are not executed for any short-term trading profit motive; and

* Other transactions that are not motivated by short-term trading considerations if they are approved by transfer agent management personnel and are not disruptive to the Fund.

If a person is classified as engaged in excessive short-term trading, the remedy will depend upon the trading activities of the investor in the account and related accounts and its disruptive effect, and can include warnings to cease such activity and/or restrictions or termination of trading privileges in a particular fund or all funds in the USAA family of funds.

The USAA family of funds relies on its transfer agent to review trading activity for excessive short-term trading. There can be no assurance, however, that our monitoring activities will successfully detect or prevent all excessive short-term trading.

Some investors purchase USAA fund shares through financial intermediaries that establish omnibus accounts to invest in the USAA family of funds for their clients and submit net orders to purchase or redeem shares after combining their client orders. The USAA family of funds subject to short-term trading policies generally treat these omnibus accounts as an individual investor and will apply the short-term trading policies to the net purchases and sales submitted by the omnibus account unless the funds or their transfer agent have entered into an agreement requiring the omnibus account to submit the underlying trading information for their clients upon our request. For those omnibus accounts for which we have entered into agreements to provide underlying trade information, the USAA family of funds reviews net activity in these omnibus accounts for activity that indicates potential, excessive short-term trading activity. If we detect suspicious trading activity at the omnibus account level, we will request underlying trading information and review the underlying trading activity for individual accounts to identify individual accounts engaged in excessive short-term trading activity. We will instruct the omnibus account to restrict, limit, or terminate trading privileges in a particular fund for individual accounts identified as engaging in excessive short-term trading through these omnibus accounts.

Because of the increased costs to review underlying trading information, the USAA family of funds will not enter into agreements with every financial intermediary who operates an omnibus account. The USAA family of funds or their transfer agent could decide to enter into such contracts with financial intermediaries for all funds or particular funds, and can terminate such agreements at any time.

REDEMPTION BY CHECK

Shareholders in the Short-Term Fund or Tax Exempt Money Market Fund may request that checks be issued for their accounts. CHECKS MUST BE WRITTEN IN AMOUNTS OF AT LEAST $250.

Checks issued to shareholders of either Fund will be sent only to the person in whose name the account is registered. The checks must be manually signed by the registered owner(s) exactly as the account is registered. For joint accounts the signature of either or both joint owners will be required on the check, according to the election made on the signature card. You will continue to earn dividends until the shares are redeemed by the presentation of a check.

When a check is presented to the Transfer Agent for payment, a sufficient number of full and fractional shares from your account will be redeemed to cover the amount of the check. If the account balance is not adequate to cover the amount of a check, the check will be returned unpaid. A check drawn on an account in the Short-Term Fund may be returned for insufficient funds if the NAV per share of that Fund declines over the time between the date the check was written and the date it was presented for payment. Because the value of an account in either the Short-Term Fund or Tax Exempt Money Market Fund changes as dividends are accrued on a daily basis, checks may not be used to close an account.

The checkwriting privilege is subject to the customary rules and regulations of Boston Safe Deposit and Trust Company, an affiliate of Mellon Bank, N.A. (Boston
Safe) governing checking accounts. There is no charge to you for the use of the checks or for subsequent reorders of checks.

The Trust reserves the right to assess a processing fee against your account for any redemption check not honored by a clearing or paying agent. Currently, this fee is $29 and is subject to change at any time. Some examples of such dishonor are improper endorsement, checks written for an amount less than the minimum check amount, and insufficient or uncollectible funds.

The Trust, the Transfer Agent, and Boston Safe each reserves the right to change
or  suspend  the  checkwriting   privilege  upon  30  days'  written  notice  to
participating shareholders.

You may request that the Transfer Agent stop payment on a check. The Transfer Agent will use its best efforts to execute stop payment instructions, but does not guarantee that such efforts will be effective. The Transfer Agent will charge you $20 for each stop payment you request.

REDEMPTION BY BILL PAY

Shareholders in the Tax Exempt Money Market Fund may request through USAA.COM that their money market account be debited to pay certain USAA bills for which they are personally obligated to pay. USAA Bill Pay will not allow shareholders to make payments on bills for which they are not obligated to pay. Consent of joint account owners is not required to pay bills that an individual shareholder is solely and personally obligated to pay.

                                INVESTMENT PLANS

The Trust makes available the following investment plans to shareholders of all the Funds. At the time you sign up for any of the following investment plans that utilize the electronic funds transfer service, you will choose the day of the month (the effective date) on which you would like to regularly purchase shares. When this day falls on a weekend or holiday, the electronic transfer will take place on the last business day prior to the effective date. You may terminate your participation in a plan at any time. Please call the Manager for details and necessary forms or applications or sign up online at usaa.com.

AUTOMATIC PURCHASE OF SHARES

INVESTRONIC(R) - The regular purchase of additional shares through electronic funds transfers from a checking or savings account. You may invest as little as $50 per transaction.

DIRECT PURCHASE SERVICE - The periodic purchase of shares through electronic funds transfer from a non-governmental employer, an income-producing investment, or an account with a participating financial institution.

DIRECT DEPOSIT PROGRAM - The monthly transfer of certain federal benefits to directly purchase shares of a USAA mutual fund. Eligible federal benefits include: Social Security, Supplemental Security Income, Veterans Compensation and Pension, Civil Service Retirement Annuity, and Civil Service Survivor Annuity.

GOVERNMENT ALLOTMENT - The transfer of military pay by the U.S. Government Finance Center for the purchase of USAA mutual fund shares.

AUTOMATIC PURCHASE PLAN - The periodic transfer of funds from a USAA money market fund to purchase shares in another non-money market USAA mutual fund. There is a minimum investment required for this program of $5,000 in the money market fund, with a monthly transaction minimum of $50.

BUY/SELL SERVICE - The intermittent purchase or redemption of shares through electronic funds transfer to or from a checking or savings account. You may initiate a "buy" or "sell" whenever you choose.

DIRECTED DIVIDENDS - If you own shares in more than one of the Funds in the USAA Family of Funds, you may direct that dividends and/or capital gain distributions earned in one fund be used to purchase shares automatically in another fund.

Participation in these systematic purchase plans allows you to engage in dollar-cost averaging.

SYSTEMATIC WITHDRAWAL PLAN

If you own shares in a single investment account (accounts in different Funds cannot be aggregated for this purpose), you may request that enough shares to produce a fixed amount of money be liquidated from the account monthly, quarterly, or annually. The amount of each withdrawal must be at least $50. Using the electronic funds transfer service, you may choose to have withdrawals electronically deposited at your bank or other financial institution. You may also elect to have checks made payable to an entity unaffiliated with United Services Automobile Association (USAA). You also may elect to have such withdrawals invested in another USAA Fund.

This plan may be initiated on usaa.com or by completing a Systematic Withdrawal Plan application, which may be requested from the Manager. You may terminate participation in the plan at any time. You are not charged for withdrawals under the Systematic Withdrawal Plan. The Trust will not bear any expenses in administering the plan beyond the regular transfer agent and custodian costs of issuing and redeeming shares. The Manager will bear any additional expenses of administering the plan.

Withdrawals will be made by redeeming full and fractional shares on the date you select at the time the plan is established. Withdrawal payments made under this plan may exceed dividends and distributions and, to this extent, will involve the use of principal and could reduce the dollar value of your investment and eventually exhaust the account. Reinvesting dividends and distributions helps replenish the account. Because share values and net investment income can fluctuate, you should not expect withdrawals to be offset by rising income or share value gains. Withdrawals that exceed the value in your account will be processed for the amount available and the plan will be canceled.

Each redemption of shares of a Fund may result in a gain or loss, which must be reported on your income tax return. Therefore, you should keep an accurate record of any gain or loss on each withdrawal.

                               INVESTMENT POLICIES

The sections captioned WHAT IS THE FUND'S INVESTMENT OBJECTIVE AND PRINCIPAL STRATEGY? and FUND INVESTMENTS in each Fund's prospectus describe the investment objective(s) and the investment policies applicable to each Fund. There can, of course, be no assurance that each Fund will achieve its investment objective(s). Each Fund's objective(s) is not a fundamental policy and may be changed upon notice to, but without the approval of, the Funds' shareholders. If there is a change in the investment objective of a Fund, the Fund's shareholders should consider whether the Fund remains an appropriate investment in light of then-current needs. The following is provided as additional information about the investment policies of the Funds. Unless described as a principal investment policy in a Fund's prospectus, these represent the non-principal investment policies of the Funds.

TEMPORARY DEFENSIVE POLICY

Each Fund may on a temporary basis because of market, economic, political, or other conditions, invest up to 100% of its assets in short-term securities whether or not they are exempt from federal income tax. Such taxable securities may consist of obligations of the U.S. government, its agencies or instrumentalities, and repurchase agreements secured by such instruments; certificates of deposit of domestic banks having capital, surplus, and undivided profits in excess of $100 million; banker's acceptances of similar banks; commercial paper; and other corporate debt obligations.

CALCULATION OF DOLLAR WEIGHTED AVERAGE PORTFOLIO MATURITIES

Dollar weighted average portfolio maturity is derived by multiplying the value of each debt instrument by the number of days remaining to its maturity, adding the results of these calculations, and then dividing the total by the value of a Fund's debt instruments. An obligation's maturity is typically determined on a stated final maturity basis, although there are some exceptions to this rule.

With respect to obligations held by the Tax Exempt Long-Term Fund, the Tax Exempt Intermediate-Term Fund, and the Tax Exempt Short-Term Fund, if it is probable that the issuer of an instrument will take advantage of a maturity-shortening device, such as a call, refunding, or redemption provision, the date on which the instrument will probably be called, refunded, or redeemed may be considered to be its maturity date. Also, the maturities of securities subject to sinking fund arrangements are determined on a weighted average life basis, which is the average time for principal to be repaid. The weighted average life of these securities is likely to be substantially shorter than their stated final maturity. In addition, for purposes of these Funds' investment policies, an instrument will be treated as having a maturity earlier than its stated maturity date if the instrument has technical features such as puts or demand features that, in the judgment of the Manager, will result in the instrument being valued in the market as though it has the earlier maturity.

Finally, for purposes of calculating the weighted average portfolio maturity of these Funds, the maturity of a debt instrument with a periodic interest reset date will be deemed to be the next reset date, rather than the remaining stated maturity of the instrument if, in the judgment of the Manager, the periodic interest reset features will result in the instrument being valued in the market as though it has the earlier maturity.

The Tax Exempt Money Market Fund will determine the maturity of an obligation in its portfolio in accordance with Rule 2a-7 under the Investment Company Act of 1940, as amended (1940 Act).

PERIODIC AUCTION RESET BONDS

Each Fund's (other than the Tax-Exempt Money Market Fund's) assets may be invested in tax-exempt periodic auction reset bonds. Periodic auction reset bonds are bonds whose interest rates are reset periodically through an auction mechanism. For purposes of calculating the weighted average portfolio maturity of each Fund (except for the Tax-Exempt Money Market Fund), the maturity of periodic auction reset bonds will be deemed to be the next interest reset date, rather than the remaining stated maturity of the instrument.

Periodic auction reset bonds, similar to short-term debt instruments, are generally subject to less interest rate risk than long-term fixed rate debt instruments because the interest rate will be periodically reset in a market auction. Periodic auction reset bonds with a long remaining stated maturity (I.E., ten years or more), however, could have greater market risk than fixed short-term debt instruments, arising from the possibility of auction failure or insufficient demand at an auction, resulting in greater price volatility of such instruments compared to fixed short-term bonds.

DIVERSIFICATION

Each Fund intends to be diversified as defined in the 1940 Act and to satisfy the restrictions against investing too much of its assets in any "issuer" as set forth in the prospectus. In implementing this policy, the identification of the issuer of a municipal security depends on the terms and conditions of the security. When the assets and revenues of an agency, authority, instrumentality, or other political subdivision are separate from those of the government creating it and the security is backed only by the assets and revenues of the subdivision, agency, authority, or instru-mentality, the latter would be deemed to be the sole issuer. Similarly, if an industrial development bond is backed only by the assets and revenues of the non-government user, then that user would be deemed to be the sole issuer. However, if in either case the creating government or some other entity guarantees a security, the guarantee would be considered a separate security and would be treated as an issue of that government or other entity.

SECTION 4(2) COMMERCIAL PAPER AND RULE 144A SECURITIES

Each Fund may invest in commercial paper issued in reliance on the "private placement" exemption from registration afforded by Section 4(2) of the Securities Act of 1933, as amended (1933 Act) (Section 4(2) Commercial Paper).
Section 4(2) Commercial Paper is restricted as to disposition under the federal securities laws; therefore, any resale of Section 4(2) Commercial Paper must be effected in a transaction exempt from registration under the 1933 Act. Section 4(2) Commercial Paper is normally resold to other investors through or with the assistance of the issuer or investment dealers who make a market in Section 4(2) Commercial Paper, thus providing liquidity.

Each Fund may also purchase restricted securities eligible for resale to "qualified institutional buyers" pursuant to Rule 144A under the 1933 Act (Rule 144A Securities). Rule 144A provides a non-exclusive safe harbor from the registration requirements of the 1933 Act for resales of certain securities to institutional investors.

LIQUIDITY DETERMINATIONS

The Board of Trustees has adopted guidelines pursuant to which municipal lease obligations, Section 4(2) Commercial Paper, Rule 144A Securities, certain restricted debt securities that are subject to put or demand features exercisable within seven days (Demand Feature Securities) and other securities (whether registered or not) that may be considered illiquid before or after purchase due to issuer bankruptcy, delisting, thin or no trading, SEC guidance, or similar factors (other securities) may be determined to be liquid for purposes of complying with SEC limitations applicable to each Fund's investments in illiquid securities. In determining the liquidity of municipal lease obligations, Section 4(2) Commercial Paper, Rule 144A Securities, and other securities the Manager will, pursuant to the Board Adopted Liquidity Procedures, among other things, consider the following factors established by the Board of
Trustees: (1) the frequency of trades and quotes for the security, (2) the number of dealers willing to purchase or sell the security and the number of other potential purchasers, (3) the willingness of dealers to undertake to make a market in the security, and (4) the nature of the security and the nature of the marketplace trades, including the time needed to dispose of the security, the method of soliciting offers, and the mechanics of transfer. Additional factors considered by the Manager in determining the liquidity of a municipal lease obligation are: (1) whether the lease obligation is of a size that will be attractive to institutional investors, (2) whether the lease obligation contains a non-appropriation clause and the likelihood that the obligor will fail to make an appropriation therefor, and (3) such other factors as the Manager may determine to be relevant to such determination. In determining the liquidity of Demand Feature Securities, the Manager will evaluate the credit quality of the party (the Put Provider) issuing (or guaranteeing performance on) the put or demand feature of the Demand Feature Securities. In evaluating the credit quality of the Put Provider, the Manager will consider all factors that it deems indicative of the capacity of the Put Provider to meet its obligations under the Demand Feature Securities based upon a review of the Put Provider's outstanding debt and financial statements and general economic conditions.

ILLIQUID SECURITIES

Up to 15% of each of the Tax Exempt Long-Term, Tax Exempt Intermediate-Term, and Tax Exempt Short-Term Funds' net assets and up to 10% of the Tax Exempt Money Market Fund's net assets may be invested in securities that are illiquid. Illiquid securities are those securities which cannot be disposed of in the ordinary course of business, seven days or less, at approximately the same value at which the Fund has valued the securities. Municipal lease obligations and certain restricted securities may be determined to be liquid in accordance with the guidelines established by the Funds' Board of Trustees.

ADJUSTABLE-RATE SECURITIES

Each Fund's assets may be invested in adjustable-rate securities. Similar to variable-rate demand notes, the interest rate on such securities is adjusted periodically to reflect current market conditions. Generally, the security's yield is based on a U.S. dollar-based interest rate benchmark such as the London Interbank Offered Rate (LIBOR) or the BMA Municipal Swap Index Yield (BMA). These interest rates are adjusted at a given time, such as weekly or monthly or upon change in the interest rate benchmark. The yields are closely correlated to changes in money market interest rates. However, these securities do not offer the right to sell the security at face value prior to maturity.

VARIABLE-RATE DEMAND NOTES

Each Fund's assets may be invested in tax-exempt securities, which provide the right to sell the security at face value on either that day or within the rate-reset period. The interest rate is adjusted at a stipulated daily, weekly, monthly, quarterly, or other specified time interval to a rate that reflects current market conditions. The effective maturity for these instruments is deemed to be less than 397 days in accordance with detailed regulatory requirements. These interest rate adjustments can both raise and lower the income generated by such securities. These changes will have the same effect on the income earned by the Fund depending on the proportion of such securities held.

In the case of the Tax Exempt Money Market Fund only, any variable rate instrument with a demand feature will be deemed to have a maturity equal to either the date on which the underlying principal amount may be recovered through demand or the next rate adjustment date consistent with applicable regulatory requirements.

ZERO COUPON BONDS

Each Fund's assets may be invested in zero coupon bonds. A zero coupon bond is a security that is sold at a deep discount from its face value, makes no periodic interest payments, and is redeemed at face value when it matures. The lump sum payment at maturity increases the price volatility of the zero coupon bond to changes in interest rates when compared to a bond that distributes a semiannual coupon payment. In calculating its dividend, each Fund records as income the daily amortization of the purchase discount.

SYNTHETIC INSTRUMENTS

Each Fund's assets may be invested in tender option bonds, bond receipts, and similar synthetic municipal instruments. A synthetic instrument is a security created by combining an intermediate or long-term municipal bond with a right to sell the instrument back to the remarketer or liquidity provider for repurchase on short notice. This right to sell is commonly referred to as a tender option. Usually, the tender option is backed by a conditional guarantee or letter of credit from a bank or other financial institution. Under its terms, the guarantee may expire if the municipality defaults on payments of interest or principal on the underlying bond, if the credit rating of the municipality is downgraded, or interest on the underlying bond loses its tax-exempt treatment. Synthetic instruments involve structural risks that could adversely affect the value of the instrument or could result in a Fund holding an instrument for a longer period of time than originally anticipated.

PUT BONDS

Each Fund may invest in tax-exempt securities (including securities with variable interest rates) that may be redeemed or sold back (put) to the issuer of the security or a third party prior to stated maturity (put bonds). Such securities will normally trade as if maturity is the earlier put date, even though stated maturity is longer. For the Tax Exempt Long-Term, Tax Exempt Intermediate-Term, and Tax Exempt Short-Term Funds, maturity for put bonds is deemed to be the date on which the put becomes exercisable. Generally, maturity for put bonds for the Tax Exempt Money Market Fund is determined as stated under Variable Rate Demand Notes.

LENDING OF SECURITIES

Each Fund may lend its securities in accordance with a lending policy that has been authorized by the Trust's Board of Trustees and implemented by the Manager. Securities may be loaned only to qualified broker-dealers or other institutional investors that have been determined to be creditworthy by the Manager. When borrowing securities from a Fund, the borrower will be required to maintain cash collateral with the Fund in an amount at least equal to the fair value of the borrowed securities. During the term of each loan, the Fund will be entitled to receive payments from the borrower equal to all interest and dividends paid on the securities during the term of the loan by the issuer of the securities. In addition, the Fund will invest the cash received as collateral in high-quality short-term instru-ments such as obligations of the U.S. government or of its agencies or instrumentalities or in repurchase agreements or shares of money market mutual funds, thereby earning additional income. Risks to a Fund in securities-lending transactions are that the borrower may not provide additional collateral when required or return the securities when due, and that the value of the short-term instruments will be less than the amount of cash collateral required to be returned to the borrower.

No loan of securities will be made if, as a result, the aggregate of such loans would exceed 33 1/3% of the value of a Fund's total assets. The Fund may terminate a loan at any time.

REPURCHASE AGREEMENTS

Each Fund may invest up to 5% of its total assets in repurchase agreements. A repurchase agreement is a transaction in which a security is purchased with a simultaneous commitment to sell the security back to the seller (a commercial bank or recognized securities dealer) at an agreed upon price on an agreed upon date, usually not more than seven days from the date of purchase. The resale price reflects the purchase price plus an agreed upon market rate of interest which is unrelated to the coupon rate or maturity of the purchased security. A Fund maintains custody of the underlying obligations prior to their repurchase, either through its regular custodian or through a special "tri-party" custodian that maintains separate accounts for both the Fund and its counterparty. Thus, the obligation to the counterparty to pay the repurchase price on the date agreed to or upon demand is, in effect, secured by the underlying securities. A repurchase agreement involves the obligation of the seller to pay the agreed upon price, which obligation is in effect secured by the value of the underlying security. In these transactions, the securities purchased by a Fund will have a total value equal to or in excess of the amount of the repurchase obligation and will be held by the Fund's custodian or special "tri-party" custodian until repurchased. If the seller defaults and the value of the underlying security declines, a Fund may incur a loss and may incur expenses in selling the collateral. If the seller seeks relief under the bankruptcy laws, the disposition of the collateral may be delayed or limited. Any investments in repurchase agreements will give rise to income which will not qualify as tax-exempt income when distributed by a Fund.

WHEN-ISSUED OR DELAYED-DELIVERY SECURITIES

Each Fund may invest in new issues of tax-exempt securities offered on a when-issued or delayed-delivery basis; that is, delivery of and payment for the securities take place after the date of the commitment to purchase, normally within 45 days. Both price and interest rate are fixed at the time of commitment. The payment obligation and the interest rate that will be received on the securities are each fixed at the time the buyer enters into the commitment. A Fund may sell these securities before the settlement date if it is deemed advisable.

Tax-exempt securities purchased on a when-issued or delayed-delivery basis are subject to changes in value in the same way as other debt securities held in a Fund's portfolio; that is, both generally experience appreciation when interest rates decline and depreciation when interest rates rise. The value of such securities will also be affected by the public's perception of the creditworthiness of the issuer and anticipated changes in the level of interest rates. Purchasing securities on a when-issued or delayed-delivery basis involves a risk that the yields available in the market when the delivery takes place may actually be higher than those obtained in the transaction itself. To ensure that a Fund will be able to meet its obligation to pay for the when-issued or delayed-delivery securities at the time of settlement, the Fund will segregate cash or liquid securities at least equal to the amount of the when-issued or delayed-delivery commitments. The segregated securities are valued at market, and any necessary adjustments are made to keep the value of the cash and/or segregated securities at least equal to the amount of such commitments by the Fund. On the settlement date of the when-issued or delayed-delivery securities, the Fund will meet its obligations from then available cash, sale of segregated securities, sale of other securities, or from sale of the when-issued or delayed-delivery securities themselves (which may have a value greater or less than the Trust's payment obligations).

MUNICIPAL LEASE OBLIGATIONS

Each Fund may invest in municipal lease obligations and certificates of participation in such obligations (collectively, lease obligations). A lease obligation does not constitute a general obligation of the municipality for which the municipality's taxing power is pledged, although the lease obligation is ordinarily backed by the municipality's covenant to budget for the payments due under the lease obligation.

Certain lease obligations contain "non-appropriation" clauses which provide that the municipality has no obligation to make lease obligation payments in future years unless money is appropriated for such purpose on a yearly basis. Although "non-appropriation" lease obligations are secured by the leased property, disposition of the property in the event of foreclosure might prove difficult. In evaluating a potential investment in such a lease obligation, the Manager will consider: (1) the credit quality of the obligor, (2) whether the underlying property is essential to a governmental function, and (3) whether the lease obligation contains covenants prohibiting the obligor from substituting similar property if the obligor fails to make appropriations for the lease obligation.

OTHER INVESTMENT COMPANIES

Each Fund may invest in securities issued by other investment companies that invest in eligible quality, short-term debt securities and seek to maintain a $1 NAV per share, I.E., "money market" funds. In addition, each Fund (except the Tax Exempt Money Market Fund) may invest in securities issued by other non-money market investment companies (including exchange-traded funds) that invest in the types of securities in which the Fund itself is permitted to invest. As a shareholder of another investment company, a Fund would bear, along with other shareholders, its pro rata portion of the other investment company's expenses, including advisory fees. These expenses would be in addition to the advisory and other expenses that a Fund bears in connection with its own operations. Each Fund's investments in securities issued by other investment companies is subject to statutory limitations prescribed by the 1940 Act.

DERIVATIVES

Each Fund (other than the Tax Exempt Money Market Fund) may buy and sell certain types of derivatives, such as inverse floating rate securities, futures contracts, options on futures contracts, and swaps (each as described below) under circumstances in which such instruments are expected by the Manager to aid in achieving the Fund's investment objective. A Fund may also purchase instruments with characteristics of both futures and securities (E.G., debt instruments with interest and principal payments determined by reference to the value of a commodity or a currency at a future time) and which, therefore, possess the risks of both futures and securities investments.

Derivatives, such as futures contracts, options on futures contracts, and swaps enable a Fund to take both "short" positions (positions which anticipate a decline in the market value of a particular asset or index) and "long" positions (positions which anticipate an increase in the market value of a particular asset or index). A Fund may also use strategies, which involve simultaneous short and long positions in response to specific market conditions, such as where the Manager anticipates unusually high or low market volatility.

The Manager may enter into derivative positions for a Fund for either hedging or non-hedging purposes. The term hedging is applied to defensive strategies designed to protect a Fund from an expected decline in the market value of an asset or group of assets that the Fund owns (in the case of a short hedge) or to protect the Fund from an expected rise in the market value of an asset or group of assets which it intends to acquire in the future (in the case of a long or "anticipatory" hedge). Non-hedging strategies include strategies designed to produce incremental income or "speculative" strategies, which are undertaken to equitize the cash or cash equivalent portion of a Fund's portfolio or to profit from (i) an expected decline in the market value of an asset or group of assets which the Fund does not own or (ii) expected increases in the market value of an asset which it does not plan to acquire. Information about specific types of instruments is provided below.

INVERSE FLOATING RATE SECURITIES

We may invest up to 10% of each Fund's (except the Tax Exempt Money Market Fund's) net assets in municipal securities whose coupons vary inversely with changes in short-term tax-exempt interest rates and thus are considered a leveraged investment in an underlying municipal bond (or securities with similar economic characteristics). In creating such a security, a municipality issues a certain amount of debt and pays a fixed interest rate. A portion of the debt is issued as variable rate short-term obligations, the interest rate of which is reset at short intervals, typically seven days or less. The other portion of the debt is issued as inverse floating rate obligations, the interest rate of which is calculated based on the difference between a multiple of (approximately two times) the interest paid by the issuer and the interest paid on the short-term obligation. These securities present special risks for two reasons:

(1) if short-term interest rates rise (fall), the income the Fund earns on the inverse floating rate security will fall (rise); and (2) if long-term interest rates rise (fall) the value of the inverse floating rate security will fall
(rise) more than the value of the underlying bond because of the leveraged nature of the investment. The Funds will seek to buy these securities at attractive values and yields that more than compensate the Funds for the securities' price volatility.

FUTURES CONTRACTS

Each Fund (other than the Tax Exempt Money Market Fund) may use futures contracts to implement its investment strategy. Futures contracts are publicly traded contracts to buy or sell an underlying asset or group of assets, such as a currency or an index of securities, at a future time at a specified price. A contract to buy establishes a long position while a contract to sell establishes a short position.

The purchase of a futures contract on a security or an index of securities normally enables a buyer to participate in the market movement of the underlying asset or index after paying a transaction charge and posting margin in an amount equal to a small percentage of the value of the underlying asset or index. A Fund will initially be required to deposit with the Trust's custodian or the futures commission merchant effecting the futures transaction an amount of "initial margin" in cash or securities, as permitted under applicable regulatory policies.

Initial margin in futures transactions is different from margin in securities transactions in that the former does not involve the borrowing of funds by the customer to finance the transaction. Rather, the initial margin is like a performance bond or good faith deposit on the contract. Subsequent payments (called "maintenance or variation margin") to and from the broker will be made on a daily basis as the price of the underlying asset fluctuates. This process is known as "marking to market." For example, when a Fund has taken a long position in a futures contract and the value of the underlying asset has risen, that position will have increased in value and the Fund will receive from the broker a maintenance margin payment equal to the increase in value of the underlying asset. Conversely, when a Fund has taken a long position in a futures contract and the value of the underlying instrument has declined, the position would be less valuable, and the Fund would be required to make a maintenance margin payment to the broker.

At any time prior to expiration of the futures contract, a Fund may elect to close the position by taking an opposite position that will terminate the Fund's position in the futures contract. A final determination of maintenance margin is then made, additional cash is required to be paid by or released to the Fund, and the Fund realizes a loss or a gain. While futures contracts with respect to securities do provide for the delivery and acceptance of such securities, such delivery and acceptance are seldom made.

COVER

Transactions using certain derivative instruments expose a Fund to an obligation to another party. A Fund will not enter into any such transactions unless it owns either (1) an offsetting ("covered") position in securities, currencies or other options, futures contracts or forward contracts, or (2) cash or liquid assets with a value, marked-to-market daily, sufficient to cover its potential obligations to the extent not covered as provided in (1) above. Each Fund will comply with SEC guidelines regarding cover for these instruments and will, if the guidelines so require, set aside cash or liquid assets in the prescribed amount as determined daily.

Assets used as cover or held in an account cannot be sold while the position in the corresponding derivative instrument is open, unless they are replaced with other appropriate assets. As a result, the commitment of a large portion of a Fund's assets to cover in accounts could impede portfolio management or a Fund's ability to meet redemption requests or other current obligations.

OPTIONS ON FUTURES CONTRACTS

Each Fund (other than the Tax-Exempt Money Market Fund) may invest in options on futures contracts to implement its investment strategy. An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the period of the option.

LIMITATIONS AND RISKS OF OPTIONS ON FUTURES AND FUTURES ACTIVITY

As noted above, each Fund may engage in both hedging and non-hedging strategies. Although effective hedging can generally capture the bulk of a desired risk adjustment, no hedge is completely effective. Each Fund's ability to hedge effectively through transactions in futures and options depends on the degree to which price movements in the hedged asset correlate with price movements of the futures and options on futures.

Non-hedging strategies typically involve special risks. The profitability of each Fund's non-hedging strategies will depend on the ability of the Manager to analyze both the applicable derivatives market and the market for the underlying asset or group of assets. Derivatives markets are often more volatile than corresponding securities markets and a relatively small change in the price of the underlying asset or group of assets can have a magnified effect upon the price of a related derivative instrument.

Derivatives markets also are often less liquid than the market for the underlying asset or group of assets. Some positions in futures and options on futures may be closed out only on an exchange that provides a secondary market therefor. There can be no assurance that a liquid secondary market will exist for any particular futures contract or option on futures at any specific time. Thus, it may not be possible to close such an option on futures or futures position prior to maturity. The inability to close options and futures positions also could have an adverse impact on a Fund's ability to effectively carry out its derivative strategies and might, in some cases, require the Fund to deposit cash to meet applicable margin requirements.

Under certain circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract or an option on a futures contract can vary from the previous day's settlement price; once that limit is reached, no trades may be made that day at a price beyond the limit. Daily price limits do not limit potential losses because prices could move to the daily limit for several consecutive days with little or no trading, thereby preventing liquidation of unfavorable positions.

If a Fund were unable to liquidate a futures contract or an option on a futures position due to the absence of a liquid secondary market or the imposition of price limits, it could incur substantial losses. The Fund would continue to be subject to market risk with respect to the position. In addition, except in the case of purchased options, the Fund would continue to be required to make daily variation margin payments and might be required to maintain the position being hedged by the future or option or to maintain cash or securities in a segregated account.

Management of the Trust has claimed an exclusion from the definition of "commodity pool operator" under the Commodity Exchange Act and, therefore, is not subject to registration or regulation as a commodity pool operator under that Act.

SWAP ARRANGEMENTS

Each Fund (other than the Tax-Exempt Money Market Fund) may enter into various forms of swap arrangements with counterparties with respect to interest rates, currency rates or indices, including purchase or caps, floors and collars as described below. In an interest rate swap a Fund could agree for a specified period to pay a bank or investment banker the floating rate of interest on a so-called notional principal amount (I.E., an assumed figure selected by the parties for this purpose) in exchange for agreement by the bank or investment banker to pay the Fund a fixed rate of interest on the notional principal amount. In a currency swap a Fund would agree with the other party to exchange cash flows based on the relative differences in values of a notional amount of two (or more) currencies; in an index swap, a Fund would agree to exchange cash flows on a notional amount based on changes in the values of the selected indices. The purchase of a cap entitles the purchaser to receive payments from the seller on a notional amount to the extent that the selected index exceeds an agreed upon interest rate or amount whereas the purchase of a floor entitles the purchaser to receive such payments to the extent the selected index falls below an agreed upon interest rate or amount. A collar combines buying a cap and selling a floor.

Each Fund (other than the Tax-Exempt Money Market Fund) may enter into credit protection swap arrangements involving the sale by the Fund of a put option on a debt security which is exercisable by the buyer upon certain events, such as a default by the referenced creditor on the underlying debt or a bankruptcy event of the creditor.

Most swaps entered into by a Fund will be on a net basis. For example, in an interest rate swap, amounts generated by application of the fixed rate and floating rate to the notional principal amount would first offset one another, with the Fund either receiving or paying the difference between such amounts. In order to be in a position to meet any obligations resulting from swaps, the Fund will set up a segregated custodial account to hold liquid assets, including cash. For swaps entered into on a net basis, assets will be segregated having a daily NAV equal to any excess of the Fund's accrued obligations over the accrued obligations of the other party; for swaps on other than a net basis, assets will be segregated having a value equal to the total amount of the Fund's obligations. Collateral is treated as illiquid.

These arrangements will be made primarily for hedging purposes, to preserve the return on an investment or on a portion of each Fund's portfolio. However, each Fund may, as noted above, enter into such arrangements for income purposes to the extent permitted by applicable law. In entering into a swap arrangement, a Fund is dependent upon the creditworthiness and good faith of the counterparty. Each Fund will attempt to reduce the risk of nonperformance by the counterparty by dealing only with established, reputable institutions. The swap market is still relatively new and emerging; positions in swap contracts are generally illiquid and are not readily transferable to another counterparty. The use of interest rate swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If the Manager is incorrect in its forecasts of market values, interest rates and other applicable factors, the investment performance of the Fund would diminish compared with what it would have been if these investment techniques were not used. Moreover, even if the Manager is correct in its forecasts, there is a risk that the swap position may correlate imperfectly with the price of the asset or liability being hedged.

                             INVESTMENT RESTRICTIONS

The following investment restrictions have been adopted by the Trust for each Fund. These restrictions may not be changed for any given Fund without approval by the lesser of (1) 67% or more of the voting securities present at a meeting of the Fund if more than 50% of the outstanding voting securities of the Fund are present or represented by proxy or (2) more than 50% of the Fund's outstanding voting securities. The investment restrictions of one Fund may be changed without affecting those of any other Fund.

Under the restrictions, each Fund:

(1) may not borrow money, except to the extent permitted by the 1940 Act, the rules and regulations thereunder any applicable relief.

(2) may not purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities) if, as a result, more than 25% of the fund's total assets would be invested in the securities of companies whose principal business activities are in the same industry.

(3)  may not issue senior securities, except as permitted under the 1940 Act.

(4) may not underwrite securities of other issuers, except to the extent that it may be deemed to act as a statutory underwriter in the distribution of any restricted securities or not readily marketable securities.

(5) may make loans only as permitted under the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief.

(6) may not purchase or sell commodities or commodity contracts unless acquired as a result of ownership of securities or other instruments issued by persons that purchase or sell commodities or commodities contracts; but this shall not prevent the Bond Funds from purchasing, selling and entering into financial futures contracts (including futures contracts on indices of securities, interest rates and currencies), options on financial futures contracts (including futures contracts on indices of securities, interest rates and currencies), warrants, swaps, forward contracts, foreign currency spot and forward contracts or other derivative instruments that are not related to physical commodities.

(7) may not purchase or sell real estate, but this shall not prevent investments in tax-exempt securities secured by real estate or interests therein.

Additionally, during normal market conditions, at least 80% of each Fund's annual income will be excludable from gross income for federal income tax purposes.

ADDITIONAL RESTRICTIONS

The following restrictions are not considered to be fundamental policies of the Funds. The Board of Trustees may change these additional restrictions without notice to or approval by the shareholders.

Each Fund:

(1) may not invest more than 15% (10% with respect to the Tax Exempt Money Market Fund) of the value of its net assets in illiquid securities, including repurchase agreements maturing in more than seven days; or

(2) may not purchase any security while borrowings representing more than 5% of the Fund's total assets are outstanding.

                             PORTFOLIO TRANSACTIONS

The Manager, pursuant to the Advisory Agreement, and subject to the general control of the Trust's Board of Trustees, places all orders for the purchase and sale of Fund securities. Purchases of Fund securities are made either directly from the issuer or from dealers who deal in tax-exempt securities. The Manager may sell Fund securities prior to maturity if circumstances warrant and if it believes such disposition is advisable. In connection with portfolio transactions for the Trust, the Manager seeks to obtain the best available net price and most favorable execution for its orders.

The Manager has no agreement or commitment to place transactions with any broker-dealer and no regular formula is used to allocate orders to any broker-dealer. However, the Manager may place security orders with brokers or dealers who furnish research and brokerage services to the Manager as long as there is no sacrifice in obtaining the best overall terms available. Payment for such services would be generated through underwriting concessions from purchases of new issue fixed income securities. Such research and brokerage services may include, for example: advice concerning the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or the purchasers or sellers of securities; analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and performance of accounts; and various functions incidental to effecting securities transactions, such as clearance and settlement. These research services may also include access to research on third party databases, such as historical data on companies, financial statements, earnings history and estimates, and corporate releases; real-time quotes and financial news; research on specific fixed income securities; research on international market news and securities; and rating services on companies and industries. Thus, the Manager may be able to supplement its own information and to consider the views and information of other research organizations in arriving at its investment decisions. If such information is received and it is in fact useful to the Manager, it may tend to reduce the Manager's costs.

The Manager continuously reviews the performance of the broker-dealers with whom it places orders for transactions. In evaluating the performance of the brokers and dealers, the Manager considers whether the broker-dealer has generally provided the Manager with the best overall terms available, which includes obtaining the best available price and most favorable execution. The receipt of research from broker-dealers that execute transactions on behalf of the Trust may be useful to the Manager in rendering investment management services to other clients (including affiliates of the Manager), and conversely, such research provided by broker-dealers who have executed transaction orders on behalf of other clients may be useful to the Manager in carrying out its obligations to the Trust. While such research is available to and may be used by the Manager in providing investment advice to all its clients (including affiliates of the Manager), not all of such research may be used by the Manager for the benefit of the Trust. Such research and services will be in addition to and not in lieu of research and services provided by the Manager, and the expenses of the Manager will not necessarily be reduced by the receipt of such supplemental research. See THE TRUST'S MANAGER.

Securities of the same issuer may be purchased, held or sold at the same time by the Trust for any or all of its Funds, or other accounts or companies for which the Manager acts as the investment adviser (including affiliates of the Manager). On occasions when the Manager deems the purchase or sale of a security to be in the best interest of the

Trust, as well as the Manager's other clients, the Manager, to the extent permitted by applicable laws and regulations, may aggregate such securities to be sold or purchased for the Trust with those to be sold or purchased for other customers in order to obtain best execution and lower brokerage commissions, if any. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Manager in the manner it considers to be most equitable and consistent with its fiduciary obligations to all such customers, including the Trust. In some instances, this procedure may affect the price and size of the position obtainable for the Trust.

The tax-exempt securities market is typically a "dealer" market in which investment dealers buy and sell bonds for their own accounts, rather than for customers, and although the price may reflect a dealer's mark-up or mark-down, the Trust pays no brokerage commissions as such. In addition, some securities may be purchased directly from issuers.

The Manager directed a portion of the Funds' transactions to certain broker-dealers that provided the Manager with research, analysis, advice, and similar services. For the fiscal year ended March 31, 2007, such transactions and related underwriting concessions amounted to the following:

FUND                         TRANSACTION AMOUNT    UNDERWRITING CONCESSIONS
Tax Exempt Long-Term            $ 82,025,821              $ 370,682
Tax Exempt Intermediate-Term    $ 91,144,071              $ 397,778
Tax Exempt Short-Term           $ 17,843,139              $  83,034

PORTFOLIO TURNOVER RATES

The portfolio turnover rate is computed by dividing the dollar amount of securities purchased or sold (whichever is smaller) by the average value of securities owned during the year.

The rate of portfolio turnover will not be a limiting factor when the Manager deems changes in the Tax Exempt Long-Term, Tax Exempt Intermediate-Term, and Tax Exempt Short-Term Funds' portfolios appropriate in view of each Fund's investment objective. For example, securities may be sold in anticipation of a rise in interest rates (market decline) or purchased in anticipation of a decline in interest rates (market rise) and later sold. In addition, a security may be sold and another security of comparable quality may be purchased at approximately the same time in order to take advantage of what the Fund believes to be a temporary disparity in the normal yield relationship between the two securities. These yield disparities may occur for reasons not directly related to the investment quality of particular issues or the general movement of interest rates, such as changes in the overall demand for or supply of various types of tax-exempt securities. Each of the Funds (except the Tax Exempt Money Market Fund) may purchase or sell securities solely to achieve short-term trading profits. These activities may increase the portfolio turnover rate for the Fund, which may result in the Fund incurring higher brokerage costs and realizing more taxable gains than would otherwise be the case in the absence of such activities.

For the last two fiscal years ended March 31, the Funds' portfolio turnover rates were as follows:

     FUND                               2006                  2007

     Tax Exempt Long-Term              25.98%                35.89%
     Tax Exempt Intermediate-Term      21.99%                22.78%
     Tax Exempt Short-Term             24.37%                35.24%

Portfolio turnover rates have been calculated excluding short-term variable rate securities, which are those with put date intervals of less than one year.

                     FUND HISTORY AND DESCRIPTION OF SHARES

The Trust, formerly known as USAA State Tax-Free Trust, is an open-end management investment company established as a statutory trust under the laws of the state of Delaware pursuant to a Master Trust Agreement dated June 21, 1993, as amended. The Trust is authorized to issue shares of beneficial interest in separate portfolios. Thirty-nine such portfolios have been established, four of which are described in this SAI. Under the Master Trust Agreement, the Board of Trustees is authorized to create new portfolios in addition to those already existing without shareholder approval.

The Funds are series of the Trust and are diversified. The Trust began offering shares of the Funds in August 2006. The Funds formerly were series of USAA Tax Exempt Fund, Inc., a Maryland corporation, which began offering shares of the Long-Term, Intermediate-Term, and Short-Term Funds in March 1982 and began offering shares of the Tax Exempt Money Market Fund in February 1984, and were reorganized into the Trust in August 2006.

Each Fund's assets and all income, earnings, profits, and proceeds thereof, subject only to the rights of creditors, are specifically allocated to such Fund. They constitute the underlying assets of each Fund, are required to be segregated on the books of account, and are to be charged with the expenses of such Fund. Any general expenses of the Trust not readily identifiable as belonging to a particular Fund are allocated on the basis of the Funds' relative net assets during the fiscal year or in such other manner as the Trustees determines to be fair and equitable. Each share of each Fund represents an equal proportionate interest in that Fund with every other share and is entitled to dividends and distributions out of the net income and capital gains belonging to that Fund when declared by the Board. Upon liquidation of that Fund, shareholders are entitled to share pro rata in the net assets belonging to such Fund available for distribution.

Under the Trust's Master Trust Agreement, no annual or regular meeting of shareholders is required. Thus, there will ordinarily be no shareholder meeting unless otherwise required by the 1940 Act. Under certain circumstances, however, shareholders may apply to the Trustees for shareholder information in order to obtain signatures to request a shareholder meeting. The Trust may fill vacancies on the Board or appoint new Trustees if the result is that at least two-thirds of the Trustees have still been elected by shareholders. Moreover, pursuant to the Master Trust Agreement, any Trustee may be removed by the vote of two-thirds of the outstanding Trust shares and holders of 10% or more of the outstanding shares of the Trust can require Trustees to call a meeting of shareholders for the purpose of voting on the removal of one or more Trustees. The Trust will assist in communicating to other shareholders about the meeting. On any matter submitted to the shareholders, the holder of each Fund share is entitled to one vote for each dollar of net asset value owned on the record date, and a fractional vote for each fractional dollar of net asset value owned on the record date. However, on matters affecting an individual Fund, a separate vote of the shareholders of that Fund is required. Shareholders of a Fund are not entitled to vote on any matter that does not affect that Fund but which requires a separate vote of another Fund. Shares do not have cumulative voting rights, which means that holders of more than 50% of the shares voting for the election of Trustees can elect 100% of the Trust's Board of Trustees, and the holders of less than 50% of the shares voting for the election of Trustees will not be able to elect any person as a Trustee.

Shareholders of a particular Fund might have the power to elect all of the Trustees of the Trust because that Fund has a majority of the total outstanding shares of the Trust. When issued, each Fund's shares are fully paid and nonassessable, have no pre-emptive or subscription rights, and are fully transferable. There are no conversion rights.

                               TAX CONSIDERATIONS
TAXATION OF THE FUNDS

Each Fund, which is treated as a separate corporation for federal tax purposes, intends to continue to qualify for treatment as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the Code). Accordingly, a Fund will not be liable for federal income tax on its taxable net investment income and net capital gains (capital gains in excess of capital losses) that it distributes to its shareholders, provided that it distributes at least 90% of its net investment income and the excess of its net short-term capital gain over its net short-term capital loss for the taxable year.

To qualify for treatment as a regulated investment company, a Fund must, among other things, (1) derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of securities, and other income (including gains from options or futures contracts) derived with respect to its business of investing in securities (the 90% test) and (2) satisfy certain diversification requirements at the close of each quarter of its taxable year. Furthermore, for a Fund to pay tax-exempt income dividends, at least 50% of the value of its total assets at the close of each quarter of its taxable year must consist of obligations the interest on which is exempt from federal income tax. Each Fund intends to continue to satisfy this requirement.

The Code imposes a nondeductible 4% excise tax on a regulated investment company that fails to distribute during each calendar year an amount at least equal to the sum of (1) 98% of its taxable net investment income for that calendar year,
(2) 98% of its capital gain net income for the twelve-month period ending on October 31 of that year, and (3) any prior undistributed income and gains. Each Fund intends to continue to make distributions necessary to avoid imposition of this excise tax.

For federal income tax purposes, debt securities purchased by a Fund, including zero coupon bonds, may be treated as having original issue discount (generally, the excess of the stated redemption price at maturity of a debt obligation over its issue price). Original issue discount is treated for federal income tax purposes as income earned by a Fund, whether or not any payment is actually received, and therefore is subject to the distribution requirements mentioned above. However, original issue discount with respect to tax-exempt obligations generally will be excluded from a Fund's taxable income, although that discount will be included in its gross income for purposes of the 90% test and will be added to the adjusted tax basis of those obligations for purposes of determining gain or loss upon sale or at maturity. Generally, the amount of original issue discount is determined on the basis of a constant yield to maturity, which takes into account the compounding of accrued interest.

A Fund may purchase debt securities at a market discount. A market discount exists when a security is purchased at a price less than its original issue price adjusted for accrued original issue discount, if any. The Funds intend to defer recognition of accrued market discount until maturity or other disposition of the security. For a security purchased at a market discount, the gain realized on disposition will be treated as taxable ordinary income to the extent of accrued market discount on the security.

The Funds may also purchase debt securities at a premium, I.E., at a purchase price in excess of face amount. With respect to tax-exempt securities, the premium must be amortized to the maturity date, but no deduction is allowed for the premium amortization. The amortized bond premium on a security will reduce a Fund's adjusted tax basis in the security. For taxable securities, the premium may be amortized if a Fund so elects. The amortized premium on taxable securities is first offset against interest received on the securities and then allowed as a deduction and generally must be amortized under an economic accrual method.

TAXATION OF THE SHAREHOLDERS

Taxable distributions are generally included in a shareholder's gross income for the taxable year in which they are received. However, dividends and other distributions declared in October, November, or December and made payable to shareholders of record in such a month are deemed to have been received on December 31 if they are paid during the following January.

If dividends a Fund distributes to its shareholders are derived from interest income exempt from federal income tax and are designated as "exempt-interest dividends" by the Fund, they will be excludable from a shareholder's gross income for federal income tax purposes. Shareholders who are recipients of Social Security benefits should be aware that exempt-interest dividends received from a Fund are includable in their "modified adjusted gross income" for purposes of determining the amount of such Social Security benefits, if any, that are required to be included in their gross income.

If a Fund invests in any instruments that generate taxable income (such as market discount bonds, as described above, or otherwise under the circumstances described in the Funds' prospectus and this SAI) or engages in securities lending, the portion of any dividend that Fund pays that is attributable to the income earned on those instruments or from such lending will be taxable to its shareholders as ordinary income to the extent of its earnings and profits (and will not qualify for the 15% maximum federal income tax rate for individual shareholders enacted in 2003), and only the remaining portion will qualify as an exempt-interest dividend. Moreover, if a Fund realizes capital gain as a result of market transactions, any distributions of the gain will be taxable to its shareholders. Those distributions will be subject to a 15% maximum federal income tax rate for individual shareholders to the extent they are attributable to net capital gain (I.E., the excess of net long-term capital gain over net short-term capital loss) a Fund recognizes on sales or exchanges of capital assets through March 31, 2011, as noted in the prospectus, but distributions of other capital gain will be taxed as ordinary income.

All distributions of investment income during a year will have the same percentage designated as tax-exempt. This method is called the "average annual method." Since the Funds invest primarily in tax-exempt securities, the percentage will be substantially the same as the amount actually earned during any particular distribution period.

A shareholder of the Tax Exempt Long-Term, Tax Exempt Intermediate-Term, or Tax Exempt Short-Term Funds should be aware that a redemption of shares (including any exchange into another USAA Fund) is a taxable event, and, accordingly, a capital gain or loss may be recognized. If a shareholder receives an exempt-interest dividend with respect to any Fund share and has held that share for six months or less, any loss on the redemption or exchange of that share will be disallowed to the extent of that exempt-interest dividend. Similarly, if a shareholder of a Fund receives a distribution taxable as long-term capital gain and redeems or exchanges that Fund's shares before he or she has held them for more than six months, any loss on the redemption or exchange (not otherwise disallowed as attributable to an exempt-interest dividend) will be treated as long-term capital loss.

The Funds may invest in industrial development revenue bonds. Interest on certain of those bonds generally is a tax preference item for purposes of the federal alternative minimum tax (AMT), although the interest continues to be excludable from federal gross income. AMT is a supplemental tax designed to ensure that taxpayers pay at least a minimum amount of tax on their income, even if they make substantial use of certain tax deductions and exclusions (referred to as tax preference items). Interest from industrial development revenue bonds is a tax preference item that is added to income from other sources for the purposes of determining whether a taxpayer is subject to the AMT and the amount of any tax to be paid. For corporate investors, alternative minimum taxable income is increased by 75% of the amount by which adjusted current earnings
(ACE) exceed alternative minimum taxable income before the ACE adjustment. For corporate taxpayers, all tax-exempt interest is considered in calculating the AMT as part of the ACE. Prospective investors should consult their own tax advisers with respect to the possible application of the AMT to their tax situation.

Opinions relating to the validity of tax-exempt securities and the exemption of interest thereon from federal income tax are rendered by recognized bond counsel to the issuers. Neither the Manager's nor the Funds' counsel makes any review of the basis for such opinions.

STATE AND LOCAL TAXES

The exemption of interest income for federal income tax purposes does not necessarily result in exemption under the income or other tax laws of any state or local taxing authority. Shareholders of a Fund may be exempt from state and local taxes on distributions of tax-exempt interest income derived from obligations of the state and/or municipalities of the state in which they are resident, but generally are subject to tax on income derived from obligations of other jurisdictions. Shareholders should consult their tax advisers about the status of distributions from a Fund in their own states and localities.

                       TRUSTEES AND OFFICERS OF THE TRUST

The Board of Trustees of the Trust consists of five Trustees who supervise the business affairs of the Trust. The Board of Trustees is responsible for the general oversight of the Funds' business and for assuring that the Funds are managed in the best interests of each Fund's respective shareholders. The Board of Trustees periodically reviews the Funds' investment performance as well as the quality of other services provided to the Funds and their shareholders by each of the Funds' service providers, including IMCO and its affiliates.

Set forth below are the Non-Interested Trustees, the Interested Trustee, officers, and each of their respective offices and principal occupations during the last five years, length of time served, and information relating to any other directorships held.

NON-INTERESTED TRUSTEES

                     POSITION(S)    TERM OF OFFICE**    PRINCIPAL OCCUPATION(S) AND          NUMBER OF USAA
NAME, ADDRESS*       HELD WITH      AND FUNDS           OUTSIDE DIRECTORSHIPS DURING         FUNDS OVERSEEN BY
AND AGE              FUNDS          TRUSTEE/OFFICER     THE PAST FIVE YEARS                  TRUSTEE/OFFICER

Barbara B.           Trustee        January 1994        President, Postal Addvantage         One registered
Dreeben (62)                                            (7/92-present), which is a postal    investment company
                                                        mail list management service.        consisting of 39 funds

Robert L. Mason,     Trustee        January 1997        Institute Analyst, Southwest         One registered
Ph.D. (61)                                              Research Institute (3/02-present);   investment company
                                                        Staff Analyst, Southwest Research    consisting of 39 funds
                                                        Institute (9/98-3/02), which
                                                        focuses in the fields of
                                                        technological research.

Michael F.           Trustee        January 2000        President of Reimherr Business       One registered
Reimherr (61)                                           Consulting (5/95-present), which     investment company
                                                        performs business valuations of      consisting of 39 funds
                                                        large companies to include the
                                                        development of annual business
                                                        plans, budgets, and internal
                                                        financial reporting.

Richard A.           Trustee and    January 1992        Vice President, Beldon Roofing       One registered
Zucker (64)          Chairman       and Chair since     Company (7/85-present).              investment company
                                    February 2005                                            consisting of 39 funds

* The address for each Non-Interested Trustee is USAA Investment Management Company, P.O. Box 659430, San Antonio, Texas 78265-9430.

** The term of office for each Trustee is twenty (20) years or until the Trustee reaches age 70. All members of the Board of Trustees shall be presented to shareholders for election or reelection, as the case may be, at least once every five (5) years. Vacancies on the Board of Trustees can be filled by the action of a majority of the Trustees, provided that at least two-thirds of the Trustees have been elected by the shareholders.

TRUSTEES AND OFFICERS OF THE TRUST WHO ARE EMPLOYEES OF THE MANAGER OR AFFLIATED COMPANIES AND ARE CONSIDERED "INTERESTED PERSONS" UNDER THE 1940 ACT.

                     POSITION(S)    TERM OF OFFICE      PRINCIPAL OCCUPATION(S) AND          NUMBER OF USAA
NAME, ADDRESS*       HELD WITH      AND FUNDS           OUTSIDE DIRECTORSHIPS DURING         FUNDS OVERSEEN BY
AND AGE              FUNDS          TRUSTEE/OFFICER     THE PAST FIVE YEARS                  TRUSTEE/OFFICER

Christopher W.       Trustee,       February 2001       President, Financial Services        One registered
Claus (46)           President,                         Group, USAA (1/07-present);          investment company
                     and Vice                           Chair of the Board of Directors      consisting of 39 funds
                     Chairman                           and Chief Investment Officer,
                                                        USAA Investment Management
                                                        Company (IMCO) (1/07-present);
                                                        President and Chief Executive
                                                        Officer, Director, and Chairman
                                                        of the Board of Directors, IMCO
                                                        (12/04- 1/07); President and Chief
                                                        Executive Officer, Director, and
                                                        Vice Chairman of the Board of Directors,
                                                        IMCO (2/01-12/04). Mr. Claus also
                                                        serves as Chairman of the Board of
                                                        Directors of USAA  Shareholder Account
                                                        Services (SAS); USAA Financial Planning
                                                        Services Insurance Agency, Inc. (FPS)
                                                        and USAA Financial Advisors, Inc. (FAI);
                                                        and a director of USAA Life Insurance
                                                        Company (USAA Life) and USAA Federal
                                                        Savings Bank.

Kristi A.            Senior Vice    February 2007       President and Director, IMCO         One registered
Matus (39)           President                          (2/07-present); President and        investment company
                                                        Vice Chair of the Board of           consisting of 39 funds
                                                        Directors, USAA Life (3/04-present);
                                                        Vice President, Products & Regulatory
                                                        Management, USAA Life (1/04-3/04);
                                                        Vice President,Life Insurance Solutions,
                                                        USAA Life (9/02-1/04); Executive Vice
                                                        President and Chief Operating Officer,
                                                        Thrivent Financial Bank (6/01-9/02). Ms.
                                                        Matus also serves as President and
                                                        Director of SAS.

Clifford A.          Vice           May 2002            Senior Vice President, Fixed Income  One registered
Gladson (56)         President                          Investments, IMCO (9/02-present);    investment company
                                                        Vice President, Fixed Income         consisting of 39 funds
                                                        Investments, IMCO (5/02-9/02).

Ronald B. Sweet      Vice           June 2006           Vice President, Equity Investments,  One registered
(44)                 President                          IMCO (6/06-present); Assistant       investment company
                                                        Vice President, Investment Strategy  consisting of 39 funds
                                                        & Analysis, USAA (12/01-6/06).

                     POSITION(S)    TERM OF OFFICE      PRINCIPAL OCCUPATION(S) AND          NUMBER OF USAA
NAME, ADDRESS*       HELD WITH      AND FUNDS           OUTSIDE DIRECTORSHIPS DURING         FUNDS OVERSEEN BY
AND AGE              FUNDS          TRUSTEE/OFFICER     THE PAST FIVE YEARS                  TRUSTEE/OFFICER

Mark S. Howard       Secretary      September 2002      Senior Vice President, USAA Life/    One registered
(43)                                                    IMCO/FPS General Counsel,            investment company
                                                        USAA (10/03-present); Senior Vice    consisting of 39 funds
                                                        President, Securities Counsel,
                                                        USAA (12/02-10/03); Senior Vice
                                                        President, Securities Counsel and
                                                        Compliance, IMCO  1/02-12/02).
                                                        Mr. Howard also holds the officer
                                                        positions of Senior Vice President,
                                                        Secretary and Counsel for USAA Life,
                                                        IMCO, SAS, FPS, and FAI.

Debra K.             Treasurer      July 2005           Assistant Vice President, IMCO/FPS   One registered
Dunn (37)                                               Finance, USAA (9/04-present);        investment company
                                                        Executive Director IMCO/FPS          consisting of 39 funds
                                                        Finance, USAA (12/03-9/04);
                                                        Executive Director FPS Finance,
                                                        USAA (2/03-12/03); Director FPS
                                                        Finance, USAA (12/02-2/03);
                                                        Director Strategic Financial
                                                        Analysis, IMCO (1/01-12/02). Ms.
                                                        Dunn also holds the officer positions
                                                        of Assistant Vice President and
                                                        Treasurer for IMCO and SAS.

James L. Love        Assistant      February 2007       Executive Director Executive         One registered
(38)                 Secretary                          Attorney (EP), Securities Counsel,   investment company
                                                        USAA (1/03-present); Senior          consisting of 39 funds
                                                        Counsel, Securities Counsel, USAA
                                                        (12/02-1/03); Senior Counsel,
                                                        Securities Counsel and Compliance,
                                                        IMCO (5/02-12/02).

Roberto Galindo,     Assistant      July 2000           Assistant Vice President, Portfolio  One registered
 Jr. (46)            Treasurer                          Accounting/Financial Administration, investment company
                                                        USAA (12/02-present); Assistant Vice consisting of 39 funds
                                                        President, Mutual Fund Analysis &
                                                        Support, IMCO (10/01-12/02).

Jeffrey D. Hill      Chief          September           Assistant Vice President, Mutual     One registered
(39)                 Compliance     2004                Funds Compliance, USAA               investment company
                     Officer                            (9/04-present); Assistant Vice       consisting of 39 funds
                                                        President, Investment Management
                                                        Administration & Compliance, USAA
                                                        (12/02-9/04); Assistant Vice
                                                        President, Investment Management
                                                        Administration & Compliance, IMCO
                                                        (9/01-12/02).

* The address of the Interested Trustee and each officer is P.O. Box 659430, San Antonio, Texas 78265-9430.

COMMITTEES OF THE BOARD OF TRUSTEES

The Board of Trustees typically conducts regular meetings five or six times a year to review the operations of the Funds in the USAA family of funds. During the Funds' most recent full fiscal year ended March 31, 2007, the Board of Trustees held meetings five times. A portion of these meetings is devoted to various committee meetings of the Board of Trustees, which focus on particular matters. In addition, the Board of Trustees may hold special meetings by telephone or in person to discuss specific matters that may require action prior to the next regular meeting. The Board of Trustees has four committees: an Executive Committee, an Audit Committee, a Pricing and Investment Committee, and a Corporate Governance Committee. The duties of these four Committees and their present membership are as follows:

EXECUTIVE COMMITTEE: Between the meetings of the Board of Trustees and while the Board is not in session, the Executive Committee of the Board of Trustees has all the powers and may exercise all the duties of the Board of Trustees in the management of the business of the Trust that may be delegated to it by the Board. Trustees Claus and Zucker are members of the Executive Committee. During the Funds' most recent full fiscal year ended March 31, 2007, the Executive Committee held no meetings.

AUDIT COMMITTEE: The Audit Committee of the Board of Trustees reviews the financial information and the independent auditors' reports, and undertakes certain studies and analyses as directed by the Board. Trustees Dreeben, Mason, Reimherr, and Zucker are members of the Audit Committee. During the Funds' most recent full fiscal year ended March 31, 2007, the Audit Committee held meetings four times.

PRICING AND INVESTMENT COMMITTEE: The Pricing and Investment Committee of the Board of Trustees acts upon various investment-related issues and other matters that have been delegated to it by the Board. Trustees Claus, Dreeben, Mason, Reimherr, and Zucker are members of the Pricing and Investment Committee. During the Funds' most recent full fiscal year ended March 31, 2007, the Pricing and Investment Committee held meetings four times.

CORPORATE GOVERNANCE COMMITTEE: The Corporate Governance Committee of the Board of Trustees maintains oversight of the organization, performance, and effectiveness of the Board and independent Trustees. Trustees Dreeben, Mason, Reimherr, and Zucker are members of the Corporate Governance Committee. During the Funds' most recent full fiscal year ended March 31, 2007, the Corporate Governance Committee held meetings five times.

In addition to the previously listed Trustees and/or officers of the Trust who also serve as Trustees and/or officers of the Manager, the following individuals are executive officers of the Manager: Terri L. Luensmann, Senior Vice President, Investment Operations, and Casey L. Wentzell, Senior Vice President, Investment Sales and Service. There are no family relationships among the Trustees, officers, and managerial level employees of the Trust.

The following table sets forth the dollar range of total equity securities beneficially owned by the Trustees of the Funds listed in this SAI and in all the USAA Funds overseen by the Trustees as of the calendar year ended December 31, 2006.

                            TAX EXEMPT   TAX EXEMPT INTERMEDIATE-  TAX EXEMPT
                         LONG-TERM FUND       TERM FUND          SHORT-TERM FUND

INTERESTED TRUSTEE
Christopher W. Claus         None          Over $100,000       $10,001 - $50,000

NON INTERESTED TRUSTEES
Barbara B. Dreeben           None          Over $100,000                None
Robert L. Mason         $10,001-$50,000        None                     None
Michael F. Reimherr          None         $10,001-$50,000               None
Richard A. Zucker        Over $100,000         None                     None

                                                          USAA FUND
                                   TAX EXEMPT              COMPLEX
                                MONEY MARKET FUND           TOTAL

INTERESTED TRUSTEE
Christopher W. Claus              Over $100,000         Over $100,000

NON INTERESTED TRUSTEES
Barbara B. Dreeben                   None               Over $100,000
Robert L. Mason                      None               Over $100,000
Michael F. Reimherr                  None               Over $100,000
Richard A. Zucker                    None               Over $100,000

The following table sets forth information describing the compensation of the current Trustees of the Trust for their services as Trustees for the fiscal year ended March 31, 2007.

NAME                          AGGREGATE                   TOTAL COMPENSATION
OF                         COMPENSATION FROM                 FROM THE USAA
TRUSTEE                FUNDS LISTED IN THIS SAI           FAMILY OF FUNDS (B)

INTERESTED TRUSTEE
Christopher W. Claus             None (a)                   None (a)

NON INTERESTED TRUSTEES
Barbara  B.  Dreeben            $ 7,037                     $ 68,900
Robert L. Mason                 $ 7,498                     $ 73,400
Michael F.  Reimherr            $ 6,883                     $ 67,400
Richard A. Zucker               $ 8,114                     $ 79,400

(A) CHRISTOPHER W. CLAUS IS AFFILIATED WITH THE TRUST'S INVESTMENT ADVISER, IMCO, AND, ACCORDINGLY, RECEIVES NO REMUNERATION FROM THE TRUST.

(B) AT MARCH 31, 2007, THE USAA FUND COMPLEX CONSISTED OF ONE REGISTERED INVESTMENT COMPANY OFFERING 39 INDIVIDUAL FUNDS. EACH TRUSTEE SERVED AS A TRUSTEE ON ALL OF THE INVESTMENT COMPANIES IN THE USAA FUND COMPLEX.

No compensation is paid by any fund to any Trustee who is a director, officer, or employee of IMCO or its affiliates. No pension or retirement benefits are accrued as part of fund expenses. The Trust reimburses certain expenses of the Trustees who are not affiliated with the investment adviser. As of June 30, 2007, the officers and Trustees of the Trust and their families as a group owned beneficially or of record less than 1% of the outstanding shares of the Funds.

As of June 30, 2007, USAA and its affiliates (including related employee benefit
plans)   owned   no   shares   of  the  Tax   Exempt   Long-Term,   Tax   Exempt
Intermediate-Term, Tax Exempt Short-Term, and Tax Exempt Money Market Funds.

The following table identifies all persons, who as of June 30, 2007, held of record or owned beneficially 5% or more of any of the Funds' shares.

                             NAME AND ADDRESS
    TITLE OF CLASS          OF BENEFICIAL OWNER            PERCENT OF CLASS

 Tax Exempt Short-Term       Robert M Kommerstad                 6.75%
        Fund                 Lila M Kommerstad
                          Trst Kommerstad Family Trust
                               Dated 5/16/88
                               Bradbury, CA

                               THE TRUST'S MANAGER

As described in the prospectus, IMCO is the Manager and investment adviser, providing services under the Advisory Agreement. IMCO, organized in May 1970, is a wholly owned indirect subsidiary of United Services Automobile Association
(USAA), a large, diversified financial services institution, and has served as investment adviser and underwriter for the Trust from its inception.

In addition to managing the Trust's assets, IMCO advises and manages the investments for USAA and its affiliated companies. As of the date of this SAI, total assets under management by IMCO were approximately $64 billion, of which approximately $39 billion were in mutual fund portfolios.

ADVISORY AGREEMENT

Under the Advisory Agreement, IMCO provides an investment program, carries out the investment policy, and manages the portfolio assets for each Fund. For these services under the Advisory Agreement, the Trust has agreed to pay the Manager a fee computed as described under Fund Management in the prospectus. Management fees are computed and accrued daily and payable monthly. IMCO is authorized, subject to the control of the Board of Trustees of the Trust, to determine the selection, amount, and time to buy or sell securities for each Fund. IMCO compensates all personnel, officers, and Trustees of the Trust if such persons are also employees of IMCO or its affiliates.

Except for the services and facilities provided by IMCO, the Funds pay all other expenses incurred in their operations. Expenses for which the Funds are responsible include taxes (if any); brokerage commissions on portfolio transactions (if any); expenses of issuance and redemption of shares; charges of transfer agents, custodians, and dividend disbursing agents; costs of preparing and distributing proxy material; auditing and legal expenses; certain expenses of registering and qualifying shares for sale; fees of Trustees who are not interested persons (not affiliated) of IMCO; costs of printing and mailing the prospectus, SAI, and periodic reports to existing shareholders; and any other charges or fees not specifically enumerated. IMCO pays the cost of printing and mailing copies of the prospectus, the SAI, and reports to prospective shareholders.

The Advisory Agreement will remain in effect until July 31, 2008, for each Fund and will continue in effect from year to year thereafter for each Fund as long as it is approved at least annually by a vote of the outstanding voting securities of such Fund (as defined by the 1940 Act) or by the Board of Trustees (on behalf of such Fund) including a majority of the Trustees who are not interested persons of IMCO or (otherwise than as Trustees) of the Trust, at a meeting called for the purpose of voting on such approval. The Advisory Agreement may be terminated at any time by either the Trust or IMCO on 60 days' written notice. It will automatically terminate in the event of its assignment (as defined in the 1940 Act).

From time to time, IMCO may voluntarily, without prior notice to shareholders, waive all or any portion of fees or agree to reimburse expenses incurred by a Fund. IMCO can modify or eliminate the voluntarily waiver at any time without prior notice to shareholders.

For the last three fiscal years ended March 31, the Trust paid IMCO the following fees:

FUND                               2005              2006             2007
Tax Exempt Long-Term            $7,602,281       $7,933,075      $7,732,844
Tax Exempt Intermediate-Term    $8,545,013       $9,283,674      $9,345,337
Tax Exempt Short-Term           $4,395,982       $3,940,749      $3,399,503
Tax Exempt Money Market         $5,200,949       $5,891,862      $6,656,477

The Funds' management fees, except for the Tax Exempt Money Market Fund, are based upon two components, a base fee and a performance adjustment. The base fee is computed and paid at twenty-eight one-hundredths of one percent (.28%) of average net assets and a performance adjustment increases or decreases the base fee depending upon the performance of a Fund relative to its relevant index. The Tax Exempt Long-Term Fund's performance will be measured relative to that of the Lipper General Municipal Debt Fund Index, the Tax Exempt Intermediate-Term Fund's performance will be measured relative to that of the Lipper Intermediate Municipal Debt Fund Index, and the Tax Exempt Short-Term Fund's performance will be measured relative to that of the Lipper Short Municipal Debt Fund Index. With respect to the Tax Exempt Money Market Fund, the management fee will continue to consist solely of the base fee discussed in this paragraph.

COMPUTING THE PERFORMANCE ADJUSTMENT

For any month, the base fee of a Fund will equal the Fund's average net assets for that month multiplied by the annual base fee rate for the Fund, multiplied by a fraction, the numerator of which is the number of days in the month and the denominator of which is 365 (366 in leap years). The base fee is then adjusted based upon the Fund's average annual performance during the performance period compared to the average annual performance of the Fund's relevant index over the same time period. The performance period for each Fund consists of the current month plus the previous 35 months.

The annual performance adjustment rate is multiplied by the average net assets of the Fund over the entire performance period, which is then multiplied by a fraction, the numerator of which is the number of days in the month and the denominator of which is 365 (366 in leap years). The resulting amount is then added to (in the case of over-performance) or subtracted from (in the case of underperformance) the base fee as referenced in the chart below:

                            TAX EXEMPT LONG-TERM FUND
                        TAX EXEMPT INTERMEDIATE-TERM FUND
                           TAX EXEMPT SHORT-TERM FUND
   OVER/UNDER PERFORMANCE                          ANNUAL ADJUSTMENT RATE
   RELATIVE TO INDEX                           IN BASIS POINTS AS A PERCENTAGE
  (IN BASIS POINTS) 1                          OF A FUND'S AVERAGE NET ASSETS)

    +/- 20 to 50                                          +/- 4
    +/- 51 to 100                                         +/- 5
    +/- 101 and greater                                   +/- 6

     1 BASED ON THE DIFFERENCE BETWEEN AVERAGE ANNUAL PERFORMANCE OF THE FUND AND ITS RELEVANT INDEX, ROUNDED TO THE NEAREST BASIS POINT (.01%).

For example, assume that a fixed income fund with average net assets of $900 million has a base fee of 0.30 of 1% (30 basis points) of the fund's average net assets. Also assume that the fund had average net assets during the performance period of $850 million. The following examples demonstrate the effect of the performance adjustment during a given 30-day month in various market environments, including situations in which the fund has outperformed, underperformed, and approximately matched its relevant index:

                                                  EXAMPLES

                                  1           2          3            4           5          6
Fund Performance (a)            6.80%       5.30%      4.30%       (7.55%)    (-5.20%)     (3.65%)
Index Performance (a)           4.75%       5.15%      4.70%       (8.50%)    (-3.75%)     (3.50%)
                             ---------   ---------   ---------   ---------   ---------   -----------
Over/Under Performance (b)     + 205         +15       - 40         + 95       - 145        - 15
Annual Adjustment Rate (b)       + 6           0         -4          + 5         - 6           0
Monthly Adjustment Rate (c)     .0049%         n/a    (.0033%)      .0041%    (.0049%)         n/a
Base Fee for Month           $ 221,918   $ 221,918   $ 221,918   $ 221,918   $ 221,918   $ 221,918
Performance Adjustment          41,650           0    (28,050)      34,850    (41,650)           0
                             -----------------------------------------------------------------------
Monthly Fee                  $ 263,568   $ 221,918   $ 193,868   $ 256,768   $ 180,268   $ 221,918
                             =======================================================================

(A) AVERAGE ANNUAL PERFORMANCE OVER A 36-MONTH PERIOD

(B) IN BASIS POINTS

(C) ANNUAL ADJUSTMENT RATE DIVIDED BY 365, MULTIPLIED BY 30, AND STATED AS A PERCENTAGE

Each of the Tax Exempt Long-Term, Tax Exempt Intermediate-Term, and Tax Exempt Short-Term Funds measures its investment performance by comparing the beginning and ending redeemable value of an investment in the Fund during the measurement period, assuming the reinvestment of dividends and capital gains distributions during the period. Lipper uses this same methodology when it measures the investment performance of the component mutual funds within each of the General Municipal Debt Fund Index, the Intermediate Municipal Debt Fund Index, and the Short Municipal Debt Fund Index. Because the adjustment to the base fee is based upon each Fund's performance compared to the investment record of its respective Index, the controlling factor as to whether a performance adjustment will be made is not whether the Fund's performance is up or down per se, but whether it is up or down more or less than the record of its respective Index. Moreover, the comparative investment performance of each Fund is based solely on the relevant performance period without regard to the cumulative performance over a longer or shorter period of time.

ADMINISTRATION AND SERVICING AGREEMENT

Under an Administration and Servicing Agreement effective August 1, 2001, IMCO is obligated on a continuous basis to provide such administrative services as the Board of Trustees of the Trust reasonably deems necessary for the proper administration of the Funds. IMCO will generally assist in all aspects of the Funds' operations; supply and maintain office facilities, statistical and research data, data processing services, clerical, accounting, bookkeeping and recordkeeping services (including without limitation the maintenance of such books and records as are required under the 1940 Act and the rules thereunder, except as maintained by other agents), internal auditing, executive and administrative services, and stationery and office supplies; prepare and file tax returns; supply financial information and supporting data for reports to and filings with the SEC and various state Blue Sky authorities; supply supporting documentation for meetings of the Board of Trustees; provide and maintain an appropriate fidelity bond; process and coordinate purchases and redemptions and coordinate and implement wire transfers in connection therewith; execute orders under any offer of exchange involving concurrent purchases and redemptions of shares of one or more funds in the USAA family of funds; respond to shareholder inquiries; assist in processing shareholder proxy statements, reports, prospectuses, and other shareholder communications; furnish statements and confirms of all account activity; respond to shareholder complaints and other correspondence; and negotiate arrangements with, and supervise and coordinate the activities of, agents and others to supply services. For these services under the Administration and Servicing Agreement, the Trust has agreed to pay IMCO a fee computed daily and paid monthly, at an annual rate equal to fifteen one-hundredths of one percent (0.15%) for the Tax Exempt Long-Term Fund, Tax Exempt Intermediate-Term Fund, and Tax Exempt Short-Term Fund and one-tenth of one percent (0.10%) for the Tax Exempt Money Market Fund of the average net assets of the respective Fund. We may also delegate one or more of our responsibilities to others at our expense.

For the last three fiscal years ended March 31, the Trust paid IMCO the following administration and servicing fees:

FUND                                2005           2006            2007
Tax Exempt Long-Term           $3,365,510       $3,553,659      $3,586,460
Tax Exempt Intermediate-Term   $3,938,564       $4,161,047      $4,163,500
Tax Exempt Short-Term          $2,015,900       $1,814,466      $1,661,931
Tax Exempt Money Market        $1,857,482       $2,104,236      $2,377,313

In addition to the services provided under the Funds' Administration and Servicing Agreement, the Manager also provides certain legal and tax services for the benefit of the Funds. The Trust's Board of Trustees has approved the reimbursement of these expenses incurred by the Manager. For the fiscal year ended March 31, the Funds reimbursed the Manager for these legal and tax services as follows:

FUND                                2005           2006            2007
Tax Exempt Long-Term             $48,666          $56,016        $52,568
Tax Exempt Intermediate-Term     $56,168          $64,469        $60,886
Tax Exempt Short-Term            $21,508          $16,780        $26,057
Tax Exempt Money Market          $40,433          $49,049        $52,405

CODES OF ETHICS

The Funds and the Manager have adopted a joint code of ethics pursuant to Rule 17j-1 under the 1940 Act, which permits personnel covered by the rule to invest in securities that may be purchased or held by a Fund but prohibits fraudulent, deceptive, or manipulative conduct in connection with that personal investing. The Board of Trustees reviews the administration of the joint code of ethics at least annually and receives certifications from the Manager regarding compliance with the code of ethics annually.

While the officers and employees of the Manager, as well as those of the Funds, may engage in personal securities transactions, there are certain restrictions in the procedures in the Codes of Ethics adopted by the Manager and the Funds. The Codes of Ethics are designed to ensure that the shareholders' interests come before the individuals who manage their Funds. The Codes of Ethics require the portfolio manager and other employees with access information about the purchase or sale of securities by the Funds to abide by the Code of Ethics requirements before executing permitted personal trades. A copy of the respective Codes of Ethics has been filed with the SEC and is available for public view.

UNDERWRITER

The Trust has an agreement with IMCO for exclusive underwriting and distribution of the Funds' shares on a continuing best-efforts basis. This agreement provides that IMCO will receive no fee or other compensation for such distribution services.

TRANSFER AGENT

The Transfer Agent performs transfer agent services for the Trust under a Transfer Agency Agreement. Services include maintenance of shareholder account records, handling of communications with shareholders, distribution of Fund dividends, and production of reports with respect to account activity for shareholders and the Trust. For its services under the Transfer Agency Agreement, each Fund pays the Transfer Agent an annual fixed fee of $25.50 per account. This fee is subject to change at any time.

The fee to the Transfer Agent includes processing of all transactions and correspondence. Fees are billed on a monthly basis at the rate of one-twelfth of the annual fee. Each Fund pays all out-of-pocket expenses of the Transfer Agent and other expenses which are incurred at the specific direction of the Trust. In addition, certain entities may receive payments directly or indirectly from the Transfer Agent, IMCO, or their affiliates for providing shareholders services to their clients who hold Fund shares.

                          PORTFOLIO MANAGER DISCLOSURE

OTHER ACCOUNTS MANAGED

The following tables set forth other accounts for which the Funds' portfolio managers were primarily responsible for the day-to-day portfolio management as of the fiscal year ended March 31, 2007, unless otherwise specified.

TAX EXEMPT LONG-TERM FUND

==================================================================================================================================
Portfolio Manager      Registered Investment Companies       Other Pooled Investment Vehicles           Other Accounts
                     Number of accounts     Total assets    Number of accounts    Total assets   Number of accounts  Total assets
==================================================================================================================================
Robert Pariseau          3 *             $1,511,015,000              0                $0                     0             $0
John C. Bonnell          6 **            $4,123,729,000              0                $0                     0             $0

* All three of the accounts managed by Mr. Pariseau have advisory fees based on the performance of the account.

** Three of these accounts with total assets of $1,511,015,000 have advisory fees based on the performance of the account.

TAX EXEMPT INTERMEDIATE-TERM FUND

==================================================================================================================================
Portfolio Manager      Registered Investment Companies       Other Pooled Investment Vehicles           Other Accounts
                     Number of accounts     Total assets    Number of accounts    Total assets   Number of accounts  Total assets
==================================================================================================================================
Clifford Gladson            3*           $1,320,237,000               0                 $0                0               $0
Regina Shafer               3 **         $1,844,439,000               0                 $0                0               $0

* All three of the accounts managed by Mr. Gladson have advisory fees based on the performance of the account.

** One of the three accounts with total assets of $1,066,679,000 has advisory fees based on the performance of the account.

TAX EXEMPT SHORT-TERM FUND

==================================================================================================================================
Portfolio Manager      Registered Investment Companies       Other Pooled Investment Vehicles           Other Accounts
                     Number of accounts     Total assets    Number of accounts    Total assets   Number of accounts  Total assets
==================================================================================================================================
Clifford Gladson            3*           $3,083,747,000              0                $0                   0              $0
Regina Shafer               3 **         $3,607,949,000              0                $0                   0              $0

* All three of the accounts managed by Mr. Gladson have advisory fees based on the performance of the account.

** One of the three accounts with total assets of $2,830,190,000 has advisory fees based on the performance of the account.

CONFLICTS OF INTEREST

These portfolio managers provide portfolio management services only to investment companies in the USAA retail fund family and do not manage any private accounts or unregistered mutual funds. Portfolio managers make investment decisions for the funds they manage based on the fund's investment objective, permissible investments, cash flow and other relevant investment considerations that they consider applicable to that portfolio. Therefore, portfolio managers could purchase or sell securities for one portfolio and not another portfolio, or can take similar action for two portfolios at different times, even if the portfolios have the same investment objective and permissible investments.

Potential conflicts of interest may arise when allocating and/or aggregating trades for funds with a performance fee and those without a performance fee. IMCO often will aggregate multiple orders for the same security for different mutual funds into one single order. To address these potential conflicts of interest, IMCO has adopted detailed procedures regarding the allocation of client orders, and such transactions must be allocated to funds in a fair and equitable manner.

The performance of each Fund is also periodically reviewed by IMCO's Investment Strategy Committee (ISC), and portfolio managers have the opportunity to explain the reasons underlying a Fund's performance. The ISC and the Board of Trustees of USAA Mutual Funds Trust also routinely review and compare the performance of the Funds with the performance of other funds with the same investment objectives and permissible investments.

As discussed above, IMCO has policies and procedures designed to seek to minimize potential conflicts of interest arising from portfolio managers advising multiple funds. The Mutual Funds compliance department monitors a variety of areas to ensure compliance with the USAA Funds Compliance Program written procedures, including monitoring each fund's compliance with its investment restrictions and guidelines, and monitoring and periodically reviewing or testing transactions made on behalf of multiple funds to seek to ensure compliance with the USAA Funds Compliance Program written policies and procedures.

COMPENSATION

IMCO's compensation structure includes a base salary and an incentive component. The portfolio managers are officers of IMCO and their base salary is determined by the salary range for their official position, which is influenced by market and competitive considerations. The base salary is fixed but can change each year as a result of the portfolio manager's annual evaluation or if the portfolio manager is promoted. Each portfolio manager also is eligible to receive an incentive payment based on the performance of the Fund(s) managed by the portfolio manager compared to each Fund's comparative ranking against all funds within the appropriate Lipper category, or for money market funds within the appropriate iMoney Net, Inc. category. Each fixed income fund, except for the money market funds, has a performance fee component to the advisory fee earned by IMCO. The performance fee adjustment for these Funds is based on the Fund's relative performance compared to the appropriate Lipper index, rather than the Fund's ranking against all funds in its Lipper category. Portfolio managers will receive incentive payments under this plan only if the Funds they manage are at or above the 50th percentile compared to their industry peers, and the incentive payment increases the higher the Fund's relative ranking in its peer universe. In determining the incentive payment of a portfolio manager who manages more than one Fund, IMCO considers the relative performance of each Fund in proportion to the total assets managed by the portfolio manager.

In addition to salary and incentive payments, portfolio managers also participate in other USAA benefits to the same extent as other employees. Also, USAA has established certain supplemental retirement programs and bonus program available to all officers of USAA-affiliated companies.

PORTFOLIO OWNERSHIP

As of the fiscal year ended March 31, 2007, the Funds' portfolio managers beneficially owned securities of the Fund they managed in the following dollar range:

   PORTFOLIO MANAGER  FUND                                 DOLLAR RANGE

   Robert Pariseau    Tax Exempt Long-Term Fund            $500,001 - $1,000,000
   John Bonnell       Tax Exempt Long-Term Fund            $50,001 - $100,000
   Clifford Gladson   Tax Exempt Intermediate-Term Fund    Over $1,000,000
                      Tax Exempt Short-Term Fund           Over $1,000,000
   Regina Shafer      Tax Exempt Intermediate-Term Fund    $100,001 - $500,000
                      Tax Exempt Short-Term Fund           $100,001 - $500,000

                          PORTFOLIO HOLDINGS DISCLOSURE

The Trust's Board of Trustees has adopted a policy on selective disclosure of portfolio holdings. The Trust's policy is to protect the confidentiality of each Fund's portfolio holdings and prevent the selective disclosure of material non-public information about the identity of such holdings. To prevent the selective disclosure of portfolio holdings of the Funds, the general policy of the Funds is to not disclose any portfolio holdings of the Funds, other than the portfolio holdings filed with the SEC on Form N-CSR (I.E., annual and semiannual reports) and Form N-Q (I.E., quarterly portfolio holdings reports), and any portfolio holdings made available on USAA.COM. This general policy shall not apply, however, in the following instances:

     * Where the person to whom the disclosure is made owes a fiduciary or other duty of trust or confidence to the Funds (E.G., auditors, attorneys, and Access Persons under the Funds' Joint Code of Ethics);

     * Where the person has a valid reason to have access to the portfolio holdings information and has agreed not to disclose or misuse the information (E.G., custodians, accounting agents, securities lending agents, subadvisers, rating agencies, mutual fund evaluation services, such as Lipper, and proxy voting agents);

     * As disclosed in this SAI; and

     * As required by law or a regulatory body.

If portfolio holdings are released pursuant to an ongoing arrangement with any party that owes a fiduciary or other duty of trust or confidence to a Fund or has a valid reason to have access to the portfolio holdings information and has agreed not to disclose or misuse the information, the Fund must have a legitimate business purpose for doing so, and neither the Fund, nor the Manager or its affiliates, may receive any compensation in connection with an arrangement to make available information about the Fund's portfolio holdings. If the applicable conditions set forth above are satisfied, Fund may distribute portfolio holdings to mutual fund evaluation services such as Lipper Inc. and broker-dealers that may be used by the Fund, for the purpose of efficient trading and receipt of relevant research. In providing this information to broker-dealers, reasonable precautions are taken to avoid any potential misuse of the disclosed information.

The Fund also may disclose any and all portfolio information to its service providers and others who generally need access to such information in the performance of their contractual duties and responsibilities and are subject to duties of confidentiality, including a duty not to trade on non-public information, imposed by law and/or agreement. These service providers include each Fund's custodian, auditors, attorneys, investment adviser and subadviser(s), administrator, and each of their respective affiliates and advisers.

Any person or entity that does not have a previously approved ongoing arrangement to receive non-public portfolio holdings information and seeks a Fund's portfolio holdings information that (i) has not been filed with the SEC, or (ii) is not available on USAA.COM, must submit its request in writing to the Fund's Chief Compliance Officer (CCO), or USAA Securities Counsel, who will make a determination whether disclosure of such portfolio hold-ings may be made and whether the relevant Fund needs to make any related disclosure in its SAI. A report will be made to each Fund's Board of Trustees/Trustees at each quarterly meeting about (i) any determinations made by the CCO, Securities Counsel, pursuant to the procedures set forth in this paragraph, and (ii) any violations of the portfolio holdings policy.

Each Fund intends to post its annual and semiannual reports, and quarterly schedules of portfolio holdings on usaa. com after these reports are filed with the Securities and Exchange Commission. In addition, the Tax Exempt Long-Term, Tax Exempt Intermediate-Term, and Tax Exempt Short-Term Funds intend to post their top ten holdings on USAA.COM 15 days following the end of each month.

In order to address potential conflicts of interest between the interests of a Fund's shareholders, on the one hand, and the interests of the Fund's investment adviser, principal underwriter, or certain affiliated persons, on the other, the Funds have adopted the policies described above (i) prohibiting the receipt of compensation in connection with an arrangement to make available information about a Fund's portfolio holdings and (ii) requiring certain requests for non-public portfolio holdings information to be approved by the CCO or Securities Counsel, and then reported to the Fund's Board, including the Non Interested Trustees.

                               GENERAL INFORMATION

CUSTODIAN AND ACCOUNTING AGENT

State Street Bank and Trust Company, P.O. Box 1713, Boston, Massachusetts 02105, is the Company's custodian and accounting agent. The Custodian is responsible for, among other things, safeguarding and controlling each Fund's cash and securities, handling the receipt and delivery of securities, processing the pricing of each Fund's securities, and collecting interest on the Funds' investments. The accounting agent is responsible for, among other things, calculating each Fund's daily net asset value and other recordkeeping functions.

COUNSEL

Kirkpatrick & Lockhart Preston Gates Ellis LLP, 1600 K Street NW, Washington, DC 20006-1600, reviews certain legal matters for the Trust in connection with the shares offered by the prospectus.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Ernst & Young LLP, 1800 Frost Bank Tower, 100 West Houston Street, San Antonio, Texas 78205, is the independent registered public accounting firm for the Funds. In this capacity, the firm is responsible for the audits of the annual financial statements of the Funds and reporting thereon.

              APPENDIX A - TAX-EXEMPT SECURITIES AND THEIR RATINGS

TAX-EXEMPT SECURITIES

Tax-exempt securities generally include debt obligations issued by states and their political subdivisions, and duly constituted authorities and corporations, to obtain funds to construct, repair or improve various public facilities such as airports, bridges, highways, hospitals, housing, schools, streets, and water and sewer works. Tax-exempt securities may also be issued to refinance outstanding obligations as well as to obtain funds for general operating expenses and for loans to other public institutions and facilities.

The two principal classifications of tax-exempt securities are "general obligations" and "revenue" or "special tax" bonds. General obligation bonds are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue or special tax bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other tax, but not from general tax revenues. The Funds may also invest in tax-exempt industrial development revenue bonds, which in most cases are revenue bonds and generally do not have the pledge of the credit of the issuer. The payment of the principal and interest on such industrial development revenue bonds is dependent solely on the ability of the user of the facilities financed by the bonds to meet its financial obligations and the pledge, if any, of real and personal property so financed as security for such payment. There are, of course, many variations in the terms of, and the security underlying, tax-exempt securities. Short-term obligations issued by states, cities, municipalities or municipal agencies include tax anticipation notes, revenue anticipation notes, bond anticipation notes, construction loan notes, and short-term notes.

The yields of tax-exempt securities depend on, among other things, general money market conditions, conditions of the tax-exempt bond market, the size of a particular offering, the maturity of the obligation, and the rating of the issue. The ratings of Moody's Investors Service (Moody's), Standard & Poor's Ratings Group (S&P), Fitch Ratings (Fitch), Dominion Bond Rating Service Limited (Dominion), and A.M. Best Co., Inc. (A.M. Best) represent their opinions of the quality of the securities rated by them. It should be emphasized that such ratings are general and are not absolute standards of quality. Consequently, securities with the same maturity, coupon, and rating may have different yields, while securities of the same maturity and coupon but with different ratings may have the same yield. It will be the responsibility of the Manager to appraise independently the fundamental quality of the tax-exempt securities included in a Fund's portfolio.

1. LONG-TERM DEBT RATINGS:

MOODY'S INVESTORS SERVICE

Aaa Obligations rated Aaa are judged to be of the best quality, with minimal credit risk.

Aa Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A Obligations rated A are considered upper-medium grade and are subject to low credit risk.

Baa Obligations rated Baa are subject to moderate credit risk. They are considered medium-grade and as such may possess certain speculative characteristics.

Ba Obligations rated Ba are judged to have speculative elements and are subject to substantial credit risk.

B Obligations rated B are considered speculative and are subject to high risk.

Caa Obligations rated Caa are judged to be of poor standing and are subject to very high credit risk.

Ca Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C Obligations rated C are the lowest rated class of bonds and are typically in default, with little prospect for recovery of principal or interest.

NOTE: MOODY'S APPLIES NUMERICAL MODIFIERS 1, 2, AND 3 IN EACH GENERIC RATING CLASSIFICATION FROM AAA THROUGH C. THE MODIFIER 1 INDICATES THAT THE OBLIGATION RANKS IN THE HIGHER END OF ITS GENERIC RATING CATEGORY, THE MODIFIER 2 INDICATES A MID-RANGE RANKING, AND THE MODIFIER 3 INDICATES A RANKING IN THE LOWER END OF THAT GENERIC RATING CATEGORY.

STANDARD & POOR'S RATINGS GROUP (S&P)

 AAA An obligation rated AAA has the highest rating assigned by S&P. The obligor's capacity to meet its financial commitment on the obligation is EXTREMELY STRONG.

 AA An obligation rated AA differs from the highest rated issues only in small degree. The obligor's capacity to meet its financial commitment on the obligation is VERY STRONG.

 A An obligation rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still STRONG.

 BBB An obligation rated BBB exhibits ADEQUATE capacity to pay interest and repay principal. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

 BB An obligation rated BB is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

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

B An obligation rated B is more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

CCC An obligation rated CCC is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC      An obligation rated C is currently highly vulnerable to nonpayment.

C An obligation rated C may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.

D An obligation rated D is in payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

PLUS (+) OR MINUS (-): THE RATINGS FROM AA TO BBB MAY BE MODIFIED BY THE ADDITION OF A PLUS OR MINUS SIGN TO SHOW RELATIVE STANDING WITHIN THE MAJOR RATING CATEGORIES.

FITCH RATINGS

AAA Highest credit quality. "AAA" ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA Very high credit quality. "AA" ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A High credit quality. "A" ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB Good credit quality. "BBB" ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

BB SPECULATIVE. "BB" ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

B HIGHLY SPECULATIVE. "B" ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

CCC HIGH DEFAULT RISK. "CCC" ratings indicate default is a real possibility. Capacity for meeting financial commitment is solely reliant upon sustained, favorable business or economic developments.

CC HIGH DEFAULT RISK. A "CC" rating indicates that default of some kind appears probable.

C       HIGH DEFAULT RISK. "C" ratings signal imminent default.

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

DDD DEFAULT. The ratings of obligations in this category are based on their prospects for achieving partial or full recovery in a reorganization or liquidation of the obligor. While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines. "DDD" obligations have the highest potential for recovery, around 90% - 100% of outstanding amounts and accrued interest.

PLUS (+) OR MINUS (-): THE RATINGS FROM AA TO BBB MAY BE MODIFIED BY THE ADDITION OF A PLUS OR MINUS SIGN TO SHOW RELATIVE STANDING WITHIN THE MAJOR RATING CATEGORIES.

DOMINION BOND RATING SERVICE LIMITED

As is the case with all Dominion rating scales, long-term debt ratings are meant to give an indication of the risk that the borrower will not fulfill its full obligations in a timely manner with respect to both interest and principal commitments. Dominion ratings do not take factors such as pricing or market risk into consideration and are expected to be used by purchasers as one part of their investment process. Every Dominion rating is based on quantitative and qualitative considerations that are relevant for the borrowing entity.

 AAA Bonds rated "AAA" are of the highest credit quality, with exceptionally strong protection for the timely repayment of principal and interest. Earnings are considered stable, the structure of the industry in which the entity operates is strong, and the outlook for future profitability is favorable. There are few qualifying factors present that would detract from the performance of the entity, the strength of liquidity and coverage ratios is unquestioned, and the entity has established a creditable track record of superior performance. Given the extremely tough definition that Dominion has established for this category, few entities are able to achieve a AAA rating.

 AA Bonds rated "AA" are of superior credit quality, and protection of interest and principal is considered high. In many cases, they differ from bonds rated AAA only to a small degree. Given the extremely tough definition that Dominion has for the AAA category (which few companies are able to achieve), entities rated AA are also considered to be strong credits, which typically exemplify above-average strength in key areas of consideration and are unlikely to be significantly affected by reasonably foreseeable events.

 A Bonds rated "A" are of satisfactory credit quality. Protection of interest and principal is still substantial, but the degree of strength is less than with AA rated entities. While a respectable rating, entities in the "A" category are considered to be more susceptible to adverse economic conditions and have greater cyclical tendencies than higher rated companies.

 BBB Bonds rated "BBB" are of adequate credit quality. Protection of interest and principal is considered adequate, but the entity is more susceptible to adverse changes in financial and economic conditions, or there may be other adversities present that reduce the strength of the entity and its rated securities.

 BB Bonds rated "BB" are defined to be speculative, where the degree of protection afforded interest and principal is uncertain, particularly during periods of economic recession. Entities in the BB area typically have limited access to capital markets and additional liquidity support and, in many cases, small size or lack of competitive strength may be additional negative considerations.

 B Bonds rated "B" are highly speculative and there is a reasonably high level of uncertainty which exists as to the ability of the entity to pay interest and principal on a continuing basis in the future, especially in periods of economic recession or industry adversity.

CCC/
CC/C Bonds rated in any of these categories are very highly speculative and are in danger of default of interest and principal. The degree of adverse elements present is more severe than bonds rated "B." Bonds rated below "B" often have characteristics, which, if not remedied, may lead to default. In practice, there is little difference between the "C" to "CCC" categories, with "CC" and "C" normally used to lower ranking debt of companies where the senior debt is rated in the "CCC" to "B" range.

D        This category   indicates  Bonds  in  default  of  either  interest  or
         principal.

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

NOTE: (HIGH/LOW) GRADES ARE USED TO INDICATE THE RELATIVE STANDING OF A CREDIT WITHIN A PARTICULAR RATING CATEGORY. THE LACK OF ONE OF THESE DESIGNATIONS INDICATES A RATING THAT IS ESSENTIALLY IN THE MIDDLE OF THE CATEGORY. NOTE THAT "HIGH" AND "LOW" GRADES ARE NOT USED FOR THE AAA CATEGORY.

A.M. BEST CO., INC.

A.M. Best's Long-Term Debt Rating (issue credit rating) is an opinion as to the issuer's ability to meet its financial obligations to security holders when due. There ratings are assigned to debt and preferred stock issues.

aaa Assigned to issues, where the issuer has, in our opinion, an exceptional ability to meet the terms of the obligation.

aa Assigned to issues, where the issuer has, in our opinion, a very strong ability to meet the terms of the obligation.

a Assigned to issues, where the issuer has, in our opinion, a strong ability to meet the terms of the obligation.

bbb     Assigned to issues,  where the issuer has, in our  opinion,  an adequate
        ability  to  meet  the  terms  of  the  obligation;   however,  is  more
        susceptible to changes in economic or other conditions.

bb Assigned to issues, where the issuer has, in our opinion, speculative credit characteristics generally due to a modest margin of principal and interest payment protection and vulnerability to economic changes.

b Assigned to issues, where the issuer has, in our opinion, very speculative credit characteristics generally due to a modest margin of principal and interest payment protection and extreme vulnerability to economic changes.

ccc, Assigned to issues, where the issuer has, in our opinion, extremely cc, c speculative credit characteristics, generally due to a modest margin of principal and interest payment protection and/or limited ability to withstand adverse changes in economic or other conditions.

d In default on payment of principal, interest or other terms and conditions. The rating also is utilized when a bankruptcy petition, or similar action, has been filed.

RATINGS FROM "AA" TO "BBB" MAY BE ENHANCED WITH A "+" (PLUS) OR "-" (MINUS) TO INDICATE WHETHER CREDIT QUALITY IS NEAR THE TOP OR
BOTTOM OF A CATEGORY.

2. SHORT-TERM DEBT RATINGS:

MOODY'S STATE AND TAX-EXEMPT NOTES

MIG-1 This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG-2 This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

MIG-3 This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

SG      This  designation  denotes   speculative-grade   credit  quality.   Debt
        instruments in this category may lack sufficient margins of protection.

NP      Not Prime. Issues do not fall within any of the Prime rating categories.

MOODY'S COMMERCIAL PAPER

Prime-1 Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:

               * Leading market positions in well-established industries.
               * High rates of return on funds employed.
               * Conservative capitalization structures with moderate reliance on debt and ample asset protection.
               * Broad margins in earning coverage of fixed financial charges and high internal cash generation.
               * Well-established access to a range of financial markets
                 and assured sources of alternate liquidity.

Prime-2 Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Prime-3 Issuers rated Prime-3 have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

S&P TAX-EXEMPT NOTES

SP-1 Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

SP-2 Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

S&P COMMERCIAL PAPER

A-1 This designation indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus (+) sign designation.

A-2 Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated A-1.

A-3 Issues carrying this designation have an adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

B Issues rated "B" are regarded as having speculative capacity for timely payment.

C This rating is assigned to short-term debt obligations with a doubtful capacity for payment.

D Debt rated "D" is in payment default. The "D" rating category is used when interest payments or principal payments are not made on the due date, even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period.

FITCH'S COMMERCIAL PAPER, CERTIFICATES OF DEPOSIT, AND TAX-EXEMPT NOTES

F1 HIGHEST CREDIT QUALITY. Indicates the strongest capacity for timely payment of financial commitments; may have an added "+" to denote any exceptionally strong credit features.

F2 GOOD CREDIT QUALITY. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

F3 FAIR CREDIT QUALITY. The capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

B         SPECULATIVE.   Minimal   capacity  for  timely  payment  of  financial
          commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

C HIGH DEFAULT RISK. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

D         DEFAULT. Denotes actual or imminent payment default.

DOMINION COMMERCIAL PAPER

R-1 (high)  Short-term debt rated "R-1 (high)" is of the highest credit quality, and indicates an entity that possesses unquestioned ability to repay current liabilities as they fall due. Entities rated in this category normally maintain strong liquidity positions, conservative debt levels and profitability, which is both stable and above average. Companies achieving an "R-1 (high)" rating are normally leaders in structurally sound industry segments with proven track records, sustainable positive future results and no substantial qualifying negative factors. Given the extremely tough definition, which Dominion has established for an "R-1 (high)," few entities are strong enough to achieve this rating.

R-1 (middle)Short-term  debt rated "R-1 (middle)" is of superior  credit quality and,  in most  cases,  ratings  in this  category  differ  from "R-1
            (high)" credits to only a small degree. Given the extremely tough definition, which Dominion has for the "R-1 (high)" category (which few companies are able to achieve), entities rated "R-1 (middle)" are also considered strong credits which typically exemplify above average strength in key areas of consideration for debt protection.

R-1 (low)   Short-term debt rated "R-1 (low)" is of satisfactory credit quality.
            The  overall  strength  and  outlook  for key  liquidity,  debt  and profitability  ratios is not  normally as  favorable  as with higher rating categories,  but these  considerations are still respectable.
            Any   qualifying   negative   factors  that  exist  are   considered
            manageable, and the entity is normally of sufficient size to have some influence in its industry.

R-2 (high),
R-2 (middle),
R-2 (low)   Short-term debt rated "R-2" is of adequate credit quality and within
            the  three  subset  grades,   debt  protection  ranges  from  having
            reasonable  ability  for  timely  repayment  to a  level,  which  is considered  only just  adequate.  The  liquidity  and debt ratios of entities in the "R-2"  classification  are not as strong as those in the "R-1"  category,  and the past and future trend may suggest some risk of  maintaining  the  strength  of key  ratios in these  areas.
            Alternative    sources   of   liquidity   support   are   considered
            satisfactory; however, even the strongest liquidity support will not improve the commercial paper rating of the issuer. The size of the entity may restrict its flexibility, and its relative position in the industry is not typically as strong as an "R-1 credit."
            Profitability trends, past and future, may be less favorable, earnings not as stable, and there are often negative qualifying factors present, which could also make the entity more vulnerable to adverse changes in financial and economic conditions.

R-3 (high),
R-3 (middle),
R-3(low) Short-term debt rated "R-3" is speculative, and within the three subset grades, the capacity for timely payment ranges from mildly speculative to doubtful. "R-3" credits tend to have weak liquidity and debt ratios, and the future trend of these ratios is also unclear. Due to its speculative nature, companies with "R-3" ratings would normally have very limited access to alternative sources of liquidity. Earnings would typically be very unstable, and the level of overall profitability of the entity is also likely to be low. The industry environment may be weak, and strong negative qualifying factors are also likely to be present.

NOTE: ALL THREE DOMINION RATING CATEGORIES FOR SHORT-TERM DEBT USE "HIGH," "MIDDLE," OR "LOW" AS SUBSET GRADES TO DESIGNATE THE RELATIVE STANDING OF THE CREDIT WITHIN A PARTICULAR RATING CATEGORY.

A.M. BEST

AMB-1+ Assigned to issues, where the issuer has, in our opinion, the strongest ability to repay short-term debt obligations.

AMB-1 Assigned to issues, where the issuer has, in our opinion, an outstanding ability to repay short-term debt obligations.

AMB-2 Assigned to issues, where the issuer has, in our opinion, a satisfactory ability to repay short-term debt obligations.

AMB-3 Assigned to issues, where the issuer has, in our opinion, an adequate ability to repay short-term debt obligations; however, adverse economic conditions will likely lead to a reduced capacity to meet its financial commitments on shorter debt obligations.

AMB-4 Assigned to issues, where the issuer has, in our opinion, speculative credit characteristics and is vulnerable to economic or other external changes, which could have a marked impact on the company's ability to meet its commitments on short-term debt obligations.

d In default on payment of principal, interest or other terms and conditions. The rating is also utilized when a bankruptcy petition, or similar action, has been filed.





06052-0807

                                     Part B

                  Statement of Additional Information for the
                              California Bond and
                         California Money Market Funds

[USAA EAGLE LOGO (R)]
USAA MUTUAL                                               STATEMENT OF
FUNDS TRUST                                               ADDITIONAL INFORMATION
                                                          AUGUST 1, 2007


                            CALIFORNIA BOND FUND AND
                          CALIFORNIA MONEY MARKET FUND
--------------------------------------------------------------------------------

USAA MUTUAL FUNDS TRUST (the Trust) is a registered investment company offering shares of thirty-nine no-load mutual funds, two of which are described in this Statement of Additional Information (SAI): the California Bond Fund and California Money Market Fund (collectively, the Funds or the California Funds). Each Fund is classified as diversified and has a common investment objective of providing California investors with a high level of current interest income that is exempt from federal and California state income taxes. The California Money Market Fund has a further objective of preserving capital and maintaining liquidity.

You may obtain a free copy of the prospectus dated August 1, 2007, for the California Funds by writing to USAA Mutual Funds Trust, 9800 Fredericksburg Road, San Antonio, TX 78288, or by calling toll free 800-531-8181. The prospectus provides the basic information you should know before investing in the Funds. This SAI is not a prospectus and contains information in addition to and more detailed than that set forth in the prospectus. It is intended to provide you with additional information regarding the activities and operations of the Trust and the Funds, and should be read in conjunction with the prospectus.

The financial statements of the Funds and the Independent Registered Public Accounting Firm's Report thereon for the fiscal year ended March 31, 2007, are included in the annual report to shareholders of that date and are incorporated herein by reference.

--------------------------------------------------------------------------------

                               TABLE OF CONTENTS

PAGE
 2         Valuation of Securities
 3         Conditions of Purchase and Redemption
 3         Additional Information Regarding Redemption of Shares
 5         Investment Plans
 6         Investment Policies
14         Investment Restrictions
15         Special Risk Considerations
19         Portfolio Transactions
21         Fund History and Description of Shares
21         Certain Federal Income Tax Considerations
23         California Taxation
24         Trustees and Officers of the Trust
29         The Trust's Manager
33         Portfolio Manager Disclosure
34         Portfolio Holdings Disclosure
35         General Information
35         Appendix A - Tax-Exempt Securities and Their Ratings

                             VALUATION OF SECURITIES

Shares of each Fund are offered on a continuing, best-efforts basis through USAA Investment Management Company (IMCO or the Manager). The offering price for shares of each Fund is equal to the current net asset value (NAV) per share. The NAV per share of each Fund is calculated by adding the value of all its portfolio securities and other assets, deducting its liabilities, and dividing by the number of shares outstanding.

A Fund's NAV per share is calculated each day, Monday through Friday, except days on which the New York Stock Exchange (NYSE) is closed. The NYSE currently is scheduled to be closed on New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving, and Christmas, and on the preceding Friday or subsequent Monday when one of these holidays falls on a Saturday or Sunday, respectively. Each Fund reserves the right to calculate the NAV per share on a business day that the NYSE is closed.

The investments of the CALIFORNIA BOND FUND are generally traded in the over-the-counter market and are valued each business day by a pricing service (the Service) approved by the Trust's Board of Trustees. The Service uses the mean between quoted bid and asked prices or the last sale price to price securities when, in the Service's judgment, these prices are readily available and are representative of the securities' market values. For many securities, such prices are not readily available. The Service generally prices these securities based on methods that include consideration of yields or prices of tax-exempt securities of comparable quality, coupon, maturity and type;
indications as to values from dealers in securities; and general market conditions. Investments in open-end investment companies are valued at their NAV at the end of each business day. Futures contracts are valued at the last quoted sales price. Securities with original or remaining maturities of 60 days or less are stated at amortized cost, which approximates market value. Repurchase agreements are valued at cost.

Securities for which market quotations are not readily available or are considered unreliable, or whose values have been materially affected by events occurring after the close of their primary markets but before the pricing of a Fund's shares, are valued in good faith by the Manager at fair value using valuation procedures approved by the Board of Trustees. The effect of fair value pricing is that securities may not be priced on the basis of quotations from the primary market in which they are traded, and the actual price realized from the sale of a security may differ materially from the fair value price. Valuing these securities at fair value is intended to cause a Fund's NAV to be more reliable than it otherwise would be.

Fair value methods used by the Manager include, but are not limited to, obtaining market quotations from secondary pricing services, broker-dealers, or widely used quotations systems. General factors considered in determining the fair value of securities include fundamental analytical data, the nature and duration of any restrictions on disposition of the securities, and an evaluation of the forces that influenced the market in which the securities are purchased and sold.

The CALIFORNIA MONEY MARKET FUND'S securities are valued at amortized cost, which approximates market value. This involves valuing a security at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates. While this method provides certainty in valuation, it may result in periods during which the value of an instrument, as determined by amortized cost, is higher or lower than the price the Fund would receive upon the sale of the instrument.

The valuation of the California Money Market Fund's portfolio instruments based upon their amortized cost is subject to the Fund's adherence to certain procedures and conditions. Consistent with regulatory requirements, the Manager will only purchase securities with remaining maturities of 397 days or less and will maintain a dollar-weighted average portfolio maturity of no more than 90 days. The Manager will invest only in securities that have been determined to present minimal credit risk and that satisfy the quality and diversification requirements of applicable rules and regulations of the Securities and Exchange Commission (SEC).

The Board of Trustees has established procedures designed to stabilize the California Money Market Fund's price per share, as computed for the purpose of sales and redemptions, at $1. There can be no assurance, however, that the Fund will at all times be able to maintain a constant $1 NAV per share. Such procedures include review of the Fund's holdings at such intervals as is deemed appropriate to determine whether the Fund's NAV calculated by using available market quotations deviates from $1 per share and, if so, whether such deviation may result in material dilution or is otherwise unfair to existing shareholders. In the event that it is determined that such a deviation exists, the Board of Trustees will take such corrective action as it regards as necessary and appropriate. Such action may include, among other options, selling portfolio instruments prior to maturity to realize capital gains or losses or to shorten average portfolio maturity, withholding dividends, or establishing an NAV per share by using available market quotations.

                      CONDITIONS OF PURCHASE AND REDEMPTION

INVESTOR ELIGIBILITY

The ability to open a mutual fund account is generally restricted to those people who are eligible for USAA membership. USAA Investment Management Company, the Funds' distributor, reserves the right to open accounts for certain persons not eligible for USAA membership.

NONPAYMENT

If any order to purchase shares is canceled due to nonpayment or if the Trust does not receive good funds either by check or electronic funds transfer, USAA Shareholder Account Services (Transfer Agent) will treat the cancellation as a redemption of shares purchased, and you will be responsible for any resulting loss incurred by the Fund or the Manager. If you are a shareholder, the Transfer Agent can redeem shares from your account(s) as reimbursement for all losses. In addition, you may be prohibited or restricted from making future purchases in any of the USAA family of funds. A $29 fee is charged for all returned items, including checks and electronic funds transfers.

TRANSFER OF SHARES

You may transfer Fund shares to another person by sending written instructions to the Transfer Agent. The account must be clearly identified, and you must include the number of shares to be transferred, the signatures of all registered owners, and all stock certificates, if any, which are the subject of transfer. You also need to send written instructions signed by all registered owners and supporting documents to change an account registration due to events such as marriage or death. If a new account needs to be established, you must complete and return an application to the Transfer Agent.

              ADDITIONAL INFORMATION REGARDING REDEMPTION OF SHARES

The value of your investment at the time of redemption may be more or less than the cost at purchase, depending on the value of the securities held in each Fund's portfolio. Requests for redemption that are subject to any special conditions or which specify an effective date other than as provided herein cannot be accepted. A gain or loss for tax purposes may be realized on the sale of shares of a Fund, depending upon the price when redeemed.

The Board of Trustees may cause the redemption of an account with a balance of less than $250 provided (1) the value of the account has been reduced, for reasons other than market action, below the minimum initial investment in such Fund at the time of the establishment of the account, (2) the account has remained below the minimum level for six months, and (3) 60 days' prior written notice of the proposed redemption has been sent to you. The Trust, subject to approval of the Board of Trustees, anticipates closing certain small accounts yearly. Shares will be redeemed at the NAV on the date fixed for redemption by the Board of Trustees.

The Trust reserves the right to suspend the right of redemption or postpone the date of payment (1) for any periods during which the NYSE is closed, (2) when trading in the markets the Trust normally utilizes is restricted, or an emergency exists as determined by the SEC so that disposal of the Trust's investments or determination of its NAV is not reasonably practicable, or (3) for such other periods as the SEC by order may permit for protection of the Trust's shareholders.

For the mutual protection of the investor and the Funds, the Trust may require a signature guarantee. If required, EACH signature on the account registration must be guaranteed. Signature guarantees are acceptable from FDIC member banks, brokers, dealers, municipal securities dealers, municipal securities brokers, government securities dealers, government securities brokers, credit unions, national securities exchanges, registered securities associations, clearing agencies, and savings associations. A signature guarantee for active duty military personnel stationed abroad may be provided by an officer of the United States Embassy or Consulate, a staff officer of the Judge Advocate General, or an individual's commanding officer.

FUND RIGHT TO REJECT PURCHASE AND EXCHANGE ORDERS AND LIMIT TRADING IN ACCOUNTS

The USAA family of funds' main safeguard against excessive short-term trading is its right to reject purchase or exchange orders if in the best interest of the affected fund. In exercising this discretion to reject purchase and exchange orders, a fund deems that certain excessive short-term trading activities are not in the best interest of the fund because such activities can hamper the efficient management of a fund. Generally, persons who engage in an "in and out" (or "out and in") transaction within a 30-day period will violate the USAA Funds' policy if they engage in another "in and out" (or "out and in") transaction in the same fund within 90 days. Each fund also reserves the right to restrict future purchases if an investor is classified as engaged in other patterns of excessive short-term trading. Finally, each fund reserves the right to reject any other purchase or exchange order in other situations that do not involve excessive short-term trading activities if in the best interest of the fund.

The following transactions are exempt from the excessive short-term trading activity policies described above:

* Transactions in the money market funds, USAA Short-Term Bond Fund, and USAA Tax Exempt Short-Term Fund;

*    Purchases and sales pursuant to automatic investment or withdrawal plans;

* Purchases and sales made through USAA Strategic Fund Adviser(R), USAA Private Investment Management, USAA College Savings Plan(R), or USAA Federal Savings Bank Trust Department that are not executed for any short-term trading profit motive; and

*    Other   transactions   that  are  not  motivated  by   short-term   trading
considerations if they are approved by transfer agent management personnel and are not disruptive to the Fund.

If a person is classified as engaged in excessive short-term trading, the remedy will depend upon the trading activities of the investor in the account and related accounts and its disruptive effect, and can include warnings to cease such activity and/or restrictions or termination of trading privileges in a particular fund or all funds in the USAA family of funds.

The USAA family of funds relies on its transfer agent to review trading activity for excessive short-term trading. There can be no assurance, however, that our monitoring activities will successfully detect or prevent all excessive short-term trading.

Some investors purchase USAA fund shares through financial intermediaries that establish omnibus accounts to invest in the USAA family of funds for their clients and submit net orders to purchase or redeem shares after combining their client orders. The USAA family of funds subject to short-term trading policies generally treat these omnibus accounts as an individual investor and will apply the short-term trading policies to the net purchases and sales submitted by the omnibus account unless the funds or their transfer agent have entered into an agreement requiring the omnibus account to submit the underlying trading information for their clients upon our request. For those omnibus accounts for which we have entered into agreements to provide underlying trade information, the USAA family of funds reviews net activity in these omnibus accounts for activity that indicates potential, excessive short-term trading activity. If we detect suspicious trading activity at the omnibus account level, we will request underlying trading information and review the underlying trading activity for individual accounts to identify individual accounts engaged in excessive short-term trading activity. We will instruct the omnibus account to restrict, limit, or terminate trading privileges in a particular fund for individual accounts identified as engaging in excessive short-term trading through these omnibus accounts.

Because of the increased costs to review underlying trading information, the USAA family of funds will not enter into agreements with every financial intermediary who operates an omnibus account. The USAA family of funds or their transfer agent could decide to enter into such contracts with financial intermediaries for all funds or particular funds, and can terminate such agreements at any time.

REDEMPTION BY CHECK

Shareholders in the California Money Market Fund may request that checks be issued for their account. CHECKS MUST BE WRITTEN IN AMOUNTS OF AT LEAST $250.

Checks issued to shareholders of the Fund will be sent only to the person in whose name the account is registered. The checks must be manually signed by the registered owner(s) exactly as the account is registered. For joint accounts the signature of either or both joint owners will be required on the check, according to the election made on the signature card. You will continue to earn dividends until the shares are redeemed by the presentation of a check.

When a check is presented to the Transfer Agent for payment, a sufficient number of full and fractional shares from your account will be redeemed to cover the amount of the check. If the account balance is not adequate to cover the amount of a check, the check will be returned unpaid. Because the value of each account changes as dividends are accrued on a daily basis, checks may not be used to close an account.

The checkwriting privilege is subject to the customary rules and regulations of Boston Safe Deposit and Trust Company, an affiliate of Mellon Bank, N.A. (Boston
Safe) governing checking accounts. There is no charge to you for the use of the checks or for subsequent reorders of checks.

The Trust reserves the right to assess a processing fee against your account for any redemption check not honored by a clearing or paying agent. Currently, this fee is $29 and is subject to change at any time. Some examples of such dishonor are improper endorsement, checks written for an amount less than the minimum check amount, and insufficient or uncollectible funds.

The Trust, the Transfer Agent, and Boston Safe each reserves the right to change
or  suspend  the  checkwriting   privilege  upon  30  days'  written  notice  to
participating shareholders.

You may request that the Transfer Agent stop payment on a check. The Transfer Agent will use its best efforts to execute stop payment instructions, but does not guarantee that such efforts will be effective. The Transfer Agent will charge you $20 for each stop payment you request.

REDEMPTION BY BILL PAY

Shareholders in the California Money Market Fund may request through USAA.COM that their money market account be debited to pay certain USAA bills for which they are personally obligated to pay. USAA Bill Pay will not allow shareholders to make payments on bills for which they are not obligated to pay. Consent of joint account owners is not required to pay bills that an individual shareholder is solely and personally obligated to pay.

                                INVESTMENT PLANS

The Trust makes available the following investment plans to shareholders of the Funds. At the time you sign up for any of the following investment plans that utilize the electronic funds transfer service, you will choose the day of the month (the effective date) on which you would like to regularly purchase shares. When this day falls on a weekend or holiday, the electronic transfer will take place on the last business day prior to the effective date. You may terminate your participation in a plan at any time. Please call the Manager for details and necessary forms or applications or sign up online at usaa.com.

AUTOMATIC PURCHASE OF SHARES

INVESTRONIC(R) - The regular purchase of additional shares through electronic funds transfer from a checking or savings account. You may invest as little as $50 per transaction.

DIRECT PURCHASE SERVICE - The periodic purchase of shares through electronic funds transfer from a nongovernmental employer, an income-producing investment, or an account with a participating financial institution.

DIRECT DEPOSIT PROGRAM - The monthly transfer of certain federal benefits to directly purchase shares of a USAA mutual fund. Eligible federal benefits include: Social Security, Supplemental Security Income, Veterans Compensation and Pension, Civil Service Retirement Annuity, and Civil Service Survivor Annuity.

GOVERNMENT ALLOTMENT - The transfer of military pay by the U.S. Government Finance Center for the purchase of USAA mutual fund shares.

AUTOMATIC PURCHASE PLAN - The periodic transfer of funds from a USAA money market fund to purchase shares in another non-money market USAA mutual fund. There is a minimum investment required for this program of $5,000 in the money market fund, with a monthly transaction minimum of $50.

BUY/SELL SERVICE - The intermittent purchase or redemption of shares through electronic funds transfer to or from a checking or savings account. You may initiate a "buy" or "sell" whenever you choose.

DIRECTED DIVIDENDS - If you own shares in more than one of the Funds in the USAA family of funds, you may direct that dividends and/or capital gain distributions earned in one fund be used to purchase shares automatically in another fund.

Participation in these systematic purchase plans allows you to engage in dollar-cost averaging.

SYSTEMATIC WITHDRAWAL PLAN

If you own shares in a single investment account (accounts in different Funds cannot be aggregated for this purpose), you may request that enough shares to produce a fixed amount of money be liquidated from the account monthly, quarterly, or annually. The amount of each withdrawal must be at least $50. Using the electronic funds transfer service, you may choose to have withdrawals electronically deposited at your bank or other financial institution. You may also elect to have checks made payable to an entity unaffiliated with United Services Automobile Association (USAA). You also may elect to have such withdrawals invested in another USAA Fund.

This  plan  may  be  initiated  by  completing  a  Systematic   Withdrawal  Plan
application, which may be requested from the Manager. You may terminate participation in the plan at any time. You are not charged for withdrawals under the Systematic Withdrawal Plan. The Trust will not bear any expenses in administering the plan beyond the regular transfer agent and custodian costs of issuing and redeeming shares. The Manager will bear any additional expenses of administering the plan.

Withdrawals will be made by redeeming full and fractional shares on the date you select at the time the plan is established. Withdrawal payments made under this plan may exceed dividends and distributions and, to this extent, will involve the use of principal and could reduce the dollar value of your investment and eventually exhaust the account. Reinvesting dividends and distributions helps replenish the account. Because share values and net investment income can fluctuate, you should not expect withdrawals to be offset by rising income or share value gains. Withdrawals that exceed the value in your account will be processed for the amount available and the plan will be canceled.

Each redemption of shares of a Fund may result in a gain or loss, which must be reported on your income tax return. Therefore, you should keep an accurate record of any gain or loss on each withdrawal.

                               INVESTMENT POLICIES

The sections captioned WHAT IS THE FUND'S INVESTMENT OBJECTIVE AND PRINCIPAL STRATEGY? and FUND INVESTMENTS in each Fund's prospectus describe the investment objective(s) and the investment policies applicable to each Fund. There can, of course, be no assurance that each Fund will achieve its investment objective(s). Each Fund's objective(s) is not a fundamental policy and may be changed upon notice to, but without the approval of, the Funds' shareholders. If there is a change in the investment objective of a Fund, the Fund's shareholders should consider whether the Fund remains an appropriate investment in light of then-current needs. The following is provided as additional information about the investment policies of the Funds. Unless described as a principal investment policy in a Fund's prospectus, these represent the non-principal investment policies of the Funds.

TEMPORARY DEFENSIVE POLICY

Each Fund may on a temporary basis because of market, economic, political, or other conditions invest up to 100% of its assets in short-term securities whether or not they are exempt from federal and California state income tax. Such taxable securities may consist of obligations of the U.S. government, its agencies or instrumentalities, and repurchase agreements secured by such instruments; certificates of deposit of domestic banks having capital, surplus, and undivided profits in excess of $100 million; banker's acceptances of similar banks; commercial paper; and other corporate debt obligations.

CALCULATION OF DOLLAR WEIGHTED AVERAGE PORTFOLIO MATURITIES

Dollar weighted average portfolio maturity is derived by multiplying the value of each debt instrument by the number of days remaining to its maturity, adding the results of these calculations, and then dividing the total by the value of the Fund's debt instruments. An obligation's maturity is typically determined on a stated final maturity basis, although there are some exceptions to this rule.

With respect to obligations held by the California Bond Fund, if it is probable that the issuer of an instrument will take advantage of a maturity-shortening device, such as a call, refunding, or redemption provision, the date on which the instrument will probably be called, refunded, or redeemed may be considered to be its maturity date. Also, the maturities of securities subject to sinking fund arrangements are determined on a weighted average life basis, which is the average time for principal to be repaid. The weighted average life of these securities is likely to be substantially shorter than their stated final maturity. In addition, for purposes of the Fund's investment policies, an instrument will be treated as having a maturity earlier than its stated maturity date if the instrument has technical features such as puts or demand features that, in the judgment of the Manager, will result in the instrument being valued in the market as though it has the earlier maturity.

Finally, for purposes of calculating the weighted average portfolio maturity of the Fund, the maturity of a debt instrument with a periodic interest reset date will be deemed to be the next reset date, rather than the remaining stated maturity of the instrument if, in the judgment of the Manager, the periodic interest reset features will result in the instrument being valued in the market as though it has the earlier maturity.

The California Money Market Fund will determine the maturity of an obligation in its portfolio in accordance with Rule 2a-7 under the Investment Company Act of 1940, as amended (1940 Act).

PERIODIC AUCTION RESET BONDS

The California Bond Fund's assets may be invested in tax-exempt periodic auction reset bonds. Periodic auction reset bonds are bonds whose interest rates are reset periodically through an auction mechanism. For purposes of calculating the weighted average portfolio maturity of the Fund, the maturity of periodic auction reset bonds will be deemed to be the next interest reset date, rather than the remaining stated maturity of the instrument.

Periodic auction reset bonds, similar to short-term debt instruments, are generally subject to less interest rate risk than long-term fixed rate debt instruments because the interest rate will be periodically reset in a market auction. Periodic auction reset bonds with a long remaining stated maturity (I.E., ten years or more), however, could have greater market risk than fixed short-term debt instruments, arising from the possibility of auction failure or insufficient demand at an auction, resulting in greater price volatility of such instruments compared to fixed short-term bonds.

DIVERSIFICATION

Each Fund intends to be diversified as defined in the 1940 Act and to satisfy the restrictions against investing too much of its assets in any "issuer" as set forth in the prospectus. In implementing this policy, the identification of the issuer of a municipal security depends on the terms and conditions of the security. When the assets and revenues of an agency, authority, instrumentality, or other political subdivision are separate from those of the government creating it and the security is backed only by the assets and revenues of the subdivision, agency, authority, or instrumentality, the latter would be deemed to be the sole issuer. Similarly, if an industrial development bond is backed only by the assets and revenues of the non-government user, then that user would be deemed to be the sole issuer. However, if in either case the creating government or some other entity guarantees a security, the guarantee would be considered a separate security and would be treated as an issue of that government or other entity.

SECTION 4(2) COMMERCIAL PAPER AND RULE 144A SECURITIES

Each Fund may invest in commercial paper issued in reliance on the "private placement" exemption from registration afforded by Section 4(2) of the Securities Act of 1933, as amended (1933 Act) (Section 4(2) Commercial Paper).
Section 4(2) Commercial Paper is restricted as to disposition under the federal securities laws; therefore, any resale of Section 4(2) Commercial Paper must be effected in a transaction exempt from registration under the 1933

Act. Section 4(2) Commercial Paper is normally resold to other investors through or with the assistance of the issuer or investment dealers who make a market in
Section 4(2) Commercial Paper, thus providing liquidity.

Each Fund may also purchase restricted securities eligible for resale to "qualified institutional buyers" pursuant to Rule 144A under the 1933 Act (Rule 144A Securities). Rule 144A provides a non-exclusive safe harbor from the registration requirements of the 1933 Act for resales of certain securities to institutional investors.

ILLIQUID SECURITIES

Up to 15% of the California Bond Fund's net assets and up to 10% of the California Money Market Fund's net assets may be invested in securities that are illiquid. Illiquid securities are those securities which cannot be disposed of in the ordinary course of business, seven days or less, at approximately the same value at which the Fund has valued the securities. Municipal lease obligations and certain restricted securities may be determined to be liquid in accordance with the guidelines established by the Funds' Board of Trustees.

LIQUIDITY DETERMINATIONS

The Board of Trustees has adopted guidelines pursuant to which municipal lease obligations, Section 4(2) Commercial Paper, Rule 144A Securities, certain restricted debt securities that are subject to put or demand features exercisable within seven days (Demand Feature Securities) and other securities (whether registered or not) that may be considered illiquid before or after purchase due to issuer bankruptcy, delisting, thin or no trading SEC guidance or similar factors (other securities) may be determined to be liquid for purposes of complying with SEC limitations applicable to each Fund's investments in illiquid securities. In determining the liquidity of municipal lease obligations, Section 4(2) Commercial Paper, Rule 144A Securities, and other securities, the Manager or the applicable Subadviser will, pursuant to the Board Adopted Liquidity Procedures, among other things, consider the following factors established by the Board of Trustees: (1) the frequency of trades and quotes for the security, (2) the number of dealers willing to purchase or sell the security and the number of other potential purchasers, (3) the willingness of dealers to undertake to make a market in the security, and (4) the nature of the security and the nature of the marketplace trades, including the time needed to dispose of the security, the method of soliciting offers, and the mechanics of transfer. Additional factors considered by the Manager or the applicable Subadviser in determining the liquidity of a municipal lease obligation are: (1) whether the lease obligation is of a size that will be attractive to institutional investors, (2) whether the lease obligation contains a non-appropriation clause and the likelihood that the obligor will fail to make an appropriation therefor, and (3) such other factors as the Manager or the applicable Subadviser may determine to be relevant to such determination. In determining the liquidity of Demand Feature Securities, the Manager or the applicable Subadviser will evaluate the credit quality of the party (the Put Provider) issuing (or unconditionally guaranteeing performance on) the put or demand feature of the Demand Feature Securities. In evaluating the credit quality of the Put Provider, the Manager or the applicable Subadviser will consider all factors that it deems indicative of the capacity of the Put Provider to meet its obligations under the Demand Feature Securities based upon a review of the Put Provider's outstanding debt and financial statements and general economic conditions.

ADJUSTABLE-RATE SECURITIES

Each Fund's assets may be invested in adjustable-rate securities. Similar to variable-rate demand notes, the interest rate on such securities is adjusted periodically to reflect current market conditions. Generally, the security's yield is based on a U.S. dollar-based interest rate benchmark such as the London Interbank Offered Rate (LIBOR) or the BMA Municipal Swap Index Yield (BMA). These interest rates are adjusted at a given time, such as weekly or monthly or upon change in the interest rate benchmark. The yields are closely correlated to changes in money market interest rates. However, these securities do not offer the right to sell the security at face value prior to maturity.

VARIABLE-RATE DEMAND NOTES

Each Fund's assets may be invested in tax-exempt securities, which provide the right to sell the security at face value on either that day or within the rate-reset period. The interest rate is adjusted at a stipulated daily, weekly, monthly, quarterly, or other specified time interval to a rate that reflects current market conditions. The effective maturity for these instruments is deemed to be less than 397 days in accordance with detailed regulatory requirements. These interest rate adjustments can both raise and lower the income generated by such securities. These changes will have the same effect on the income earned by the Fund depending on the proportion of such securities held.

In the case of the California Money Market Fund only, any variable rate instrument with a demand feature will be deemed to have a maturity equal to either the date on which the underlying principal amount may be recovered through demand or the next rate adjustment date consistent with applicable regulatory requirements.

ZERO COUPON BONDS

Each Fund's assets may be invested in zero coupon bonds. A zero coupon bond is a security that is sold at a deep discount from its face value, makes no periodic interest payments, and is redeemed at face value when it matures. The lump sum payment at maturity increases the price volatility of the zero coupon bond to changes in interest rates when compared to a bond that distributes a semiannual coupon payment. In calculating its dividend, each Fund records as income the daily amortization of the purchase discount.

SYNTHETIC INSTRUMENTS

Each Fund's assets may be invested in tender option bonds, bond receipts, and similar synthetic municipal instruments. A synthetic instrument is a security created by combining an intermediate or long-term municipal bond with a right to sell the instrument back to the remarketer or liquidity provider for repurchase on short notice. This right to sell is commonly referred to as a tender option. Usually, the tender option is backed by a conditional guarantee or letter of credit from a bank or other financial institution. Under its terms, the guarantee may expire if the municipality defaults on payments of interest or principal on the underlying bond, if the credit rating of the municipality is downgraded, or interest on the underlying bond loses its tax-exempt treatment. Synthetic instruments involve structural risks that could adversely affect the value of the instrument or could result in a Fund holding an instrument for a longer period of time than originally anticipated.

PUT BONDS

Each Fund may invest in tax-exempt securities (including securities with variable interest rates) that may be redeemed or sold back (put) to the issuer of the security or a third party prior to stated maturity (put bonds). Such securities will normally trade as if maturity is the earlier put date, even though stated maturity is longer. For the California Bond Fund, maturity for put bonds is deemed to be the date on which the put becomes exercisable. Generally, maturity for put bonds for the California Money Market Fund is determined as stated under Variable Rate Demand Notes.

LENDING OF SECURITIES

Each Fund may lend its securities in accordance with a lending policy that has been authorized by the Trust's Board of Trustees and implemented by the Manager. Securities may be loaned only to qualified broker-dealers or other institutional investors that have been determined to be creditworthy by the Manager. When borrowing securities from a Fund, the borrower will be required to maintain cash collateral with the Fund in an amount at least equal to the fair value of the borrowed securities. During the term of each loan, the Fund will be entitled to receive payments from the borrower equal to all interest and dividends paid on the securities during the term of the loan by the issuer of the securities. In addition, the Fund will invest the cash received as collateral in high-quality short-term instruments such as obligations of the U.S. government or of its agencies or instrumentalities or in repurchase agreements or shares of money market mutual funds, thereby earning additional income. Risks to a Fund in securities-lending transactions are that the borrower may not provide additional collateral when required or return the securities when due, and that the value of the short-term instruments will be less than the amount of cash collateral required to be returned to the borrower.

No loan of securities will be made if, as a result, the aggregate of such loans would exceed 33 1/3% of the value of a Fund's total assets. The Fund may terminate a loan at any time.

REPURCHASE AGREEMENTS

Each Fund may invest up to 5% of its total assets in repurchase agreements. A repurchase agreement is a transaction in which a security is purchased with a simultaneous commitment to sell the security back to the seller (a commercial bank or recognized securities dealer) at an agreed upon price on an agreed upon date, usually not more than seven days from the date of purchase. The resale price reflects the purchase price plus an agreed upon market rate of interest which is unrelated to the coupon rate or maturity of the purchased security. A Fund maintains custody of the underlying obligations prior to their repurchase, either through its regular custodian or through a special "tri-party" custodian that maintains separate accounts for both the Fund and its counterparty. Thus, the obligation to the counterparty to pay the repurchase price on the date agreed to or upon demand is, in effect, secured by the underlying securities. A repurchase agreement involves the obligation of the seller to pay the agreed upon price, which obligation is in effect secured by the value of the underlying security. In these transactions, the securities purchased by a Fund will have a total value equal to or in excess of the amount of the repurchase obligation. If the seller defaults and the value of the underlying security declines, a Fund may incur a loss and may incur expenses in selling the collateral. If the seller seeks relief under the bankruptcy laws, the disposition of the collateral may be delayed or limited. Any investments in repurchase agreements will give rise to income which will not qualify as tax-exempt income when distributed by a Fund.

WHEN-ISSUED OR DELAYED-DELIVERY SECURITIES

Each Fund may invest in new issues of tax-exempt securities offered on a when-issued or delayed-delivery basis; that is, delivery of and payment for the securities take place after the date of the commitment to purchase, normally within 45 days. Both price and interest rate are fixed at the time of commitment. The payment obligation and the interest rate that will be received on the securities are each fixed at the time the buyer enters into the commitment. A Fund may sell these securities before the settlement date if it is deemed advisable.

Tax-exempt securities purchased on a when-issued or delayed-delivery basis are subject to changes in value in the same way as other debt securities held in a Fund's portfolio; that is, both generally experience appreciation when interest rates decline and depreciation when interest rates rise. The value of such securities will also be affected by the public's perception of the creditworthiness of the issuer and anticipated changes in the level of interest rates. Purchasing securities on a when-issued or delayed-delivery basis involves a risk that the yields available in the market when the delivery takes place may actually be higher than those obtained in the transaction itself. To ensure that a Fund will be able to meet its obligation to pay for the when-issued or delayed-delivery securities at the time of settlement, the Fund will segregate cash or liquid securities at least equal to the amount of the when-issued or delayed-delivery commitments. The segregated securities are valued at market, and any necessary adjustments are made to keep the value of the cash and/or segregated securities at least equal to the amount of such commitments by the Fund. On the settlement date of the when-issued or delayed-delivery securities, the Fund will meet its obligations from then available cash, sale of segregated securities, sale of other securities, or from sale of the when-issued or delayed-delivery securities themselves (which may have a value greater or less than the Trust's payment obligations).

MUNICIPAL LEASE OBLIGATIONS

Each Fund may invest in municipal lease obligations and certificates of participation in such obligations (collectively, lease obligations). A lease obligation does not constitute a general obligation of the municipality for which the municipality's taxing power is pledged, although the lease obligation is ordinarily backed by the municipality's covenant to budget for the payments due under the lease obligation.

Certain lease obligations contain "non-appropriation" clauses which provide that the municipality has no obligation to make lease obligation payments in future years unless money is appropriated for such purpose on a yearly basis. Although "non-appropriation" lease obligations are secured by the leased property, disposition of the property in the event of foreclosure might prove difficult. In evaluating a potential investment in such a lease obligation, the Manager will consider: (1) the credit quality of the obligor, (2) whether the underlying property is essential to a governmental function, and (3) whether the lease obligation contains covenants prohibiting the obligor from substituting similar property if the obligor fails to make appropriations for the lease obligation.

OTHER INVESTMENT COMPANIES

Each Fund may invest in securities issued by other investment companies that invest in eligible quality, short-term debt securities and seek to maintain a $1 NAV per share, I.E., "money market" funds. In addition, the California Bond Fund may invest in securities issued by other non-money market investment companies (including exchange-traded funds) that invest in the types of securities in which the Fund itself is permitted to invest. As a shareholder of another investment company, a Fund would bear, along with other shareholders, its pro rata portion of the other investment company's expenses, including advisory fees. These expenses would be in addition to the advisory and other expenses that a Fund bears in connection with its own operations. Each Fund's investments in securities issued by other investment companies is subject to statutory limitations prescribed by the 1940 Act.

DERIVATIVES

The California Bond Fund may buy and sell certain types of derivatives, such as inverse floating rate securities, futures contracts, options on futures contracts, and swaps (each as described below) under circumstances in which such instruments are expected by the Manager to aid in achieving the Fund's investment objective. The Fund may also purchase instruments with characteristics of both futures and securities (E.G., debt instruments with interest and principal payments determined by reference to the value of a commodity or a currency at a future time) and which, therefore, possess the risks of both futures and securities investments.

Derivatives, such as futures contracts, options on futures contracts, and swaps enable a Fund to take both "short" positions (positions which anticipate a decline in the market value of a particular asset or index) and "long" positions (positions which anticipate an increase in the market value of a particular asset or index). The Fund may also use strategies, which involve simultaneous short and long positions in response to specific market conditions, such as where the Manager anticipates unusually high or low market volatility.

The Manager may enter into derivative positions for the Fund for either hedging or non-hedging purposes. The term hedging is applied to defensive strategies designed to protect the Fund from an expected decline in the market value of an asset or group of assets that the Fund owns (in the case of a short hedge) or to protect the Fund from an expected rise in the market value of an asset or group of assets which it intends to acquire in the future (in the case of a long or "anticipatory" hedge). Non-hedging strategies include strategies designed to produce incremental income or "speculative" strategies, which are undertaken to equitize the cash or cash equivalent portion of the Fund's portfolio or to profit from (i) an expected decline in the market value of an asset or group of assets which the Fund does not own or (ii) expected increases in the market value of an asset which it does not plan to acquire. Information about specific types of instruments is provided below.

INVERSE FLOATING RATE SECURITIES

We may invest up to 10% of the California Bond Fund's net assets in municipal securities whose coupons vary inversely with changes in short-term tax-exempt interest rates and thus are considered a leveraged investment in an underlying municipal bond (or securities with similar economic characteristics). In creating such a security, a municipality issues a certain amount of debt and pays a fixed interest rate. A portion of the debt is issued as variable rate short-term obligations, the interest rate of which is reset at short intervals, typically seven days or less. The other portion of the debt is issued as inverse floating rate obligations, the interest rate of which is calculated based on the difference between a multiple of (approximately two times) the interest paid by the issuer and the interest paid on the short-term obligation. These securities present special risks for two reasons: (1) if short-term interest rates rise
(fall), the income the Fund earns on the inverse floating rate security will fall (rise); and (2) if long-term interest rates rise (fall) the value of the inverse floating rate security will fall (rise) more than the value of the underlying bond because of the leveraged nature of the investment. The Fund will seek to buy these securities at attractive values and yields that more than compensate the Fund for the securities' price volatility.

FUTURES CONTRACTS

The California Bond Fund may use futures contracts to implement its investment strategy. Futures contracts are publicly traded contracts to buy or sell an underlying asset or group of assets, such as a currency or an index of securities, at a future time at a specified price. A contract to buy establishes a long position while a contract to sell establishes a short position.

The purchase of a futures contract on a security or an index of securities normally enables a buyer to participate in the market movement of the underlying asset or index after paying a transaction charge and posting margin in an amount equal to a small percentage of the value of the underlying asset or index. The Fund will initially be required to deposit with the Trust's custodian or the futures commission merchant effecting the futures transaction an amount of "initial margin" in cash or securities, as permitted under applicable regulatory policies.

Initial margin in futures transactions is different from margin in securities transactions in that the former does not involve the borrowing of funds by the customer to finance the transaction. Rather, the initial margin is like a performance bond or good faith deposit on the contract. Subsequent payments (called "maintenance or variation margin") to and from the broker will be made on a daily basis as the price of the underlying asset fluctuates. This process is known as "marking to market." For example, when the Fund has taken a long position in a futures contract and the value of the underlying asset has risen, that position will have increased in value and the Fund will receive from the broker a maintenance margin payment equal to the increase in value of the underlying asset. Conversely, when the Fund has taken a long position in a futures contract and the value of the underlying instrument has declined, the position would be less valuable, and the Fund would be required to make a maintenance margin payment to the broker.

At any time prior to expiration of the futures contract, the Fund may elect to close the position by taking an opposite position that will terminate the Fund's position in the futures contract. A final determination of maintenance margin is then made, additional cash is required to be paid by or released to the Fund, and the Fund realizes a loss or a gain. While futures contracts with respect to securities do provide for the delivery and acceptance of such securities, such delivery and acceptance are seldom made.

COVER

Transactions using certain derivative instruments expose a Fund to an obligation to another party. A Fund will not enter into any such transactions unless it owns either (1) an offsetting ("covered") position in securities, currencies or other options, futures contracts or forward contracts, or (2) cash or liquid assets with a value, marked-to-market daily, sufficient to cover its potential obligations to the extent not covered as provided in (1) above. Each Fund will comply with SEC guidelines regarding cover for these instruments and will, if the guidelines so require, set aside cash or liquid assets in the prescribed amount as determined daily.

Assets used as cover or held in an account cannot be sold while the position in the corresponding derivative instrument is open, unless they are replaced with other appropriate assets. As a result, the commitment of a large portion of a Fund's assets to cover in accounts could impede portfolio management or a Fund's ability to meet redemption requests or other current obligations.

OPTIONS ON FUTURES CONTRACTS

The California Bond Fund may invest in options on futures contracts to implement its investment strategy. An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the period of the option.

LIMITATIONS AND RISKS OF OPTIONS ON FUTURES AND FUTURES ACTIVITY

As noted above, the California Bond Fund may engage in both hedging and non-hedging strategies. Although effective hedging can generally capture the bulk of a desired risk adjustment, no hedge is completely effective. The Fund's ability to hedge effectively through transactions in futures and options depends on the degree to which price movements in the hedged asset correlate with price movements of the futures and options on futures.

Non-hedging strategies typically involve special risks. The profitability of the Fund's non-hedging strategies will depend on the ability of the Manager to analyze both the applicable derivatives market and the market for the underlying asset or group of assets. Derivatives markets are often more volatile than corresponding securities markets and a relatively small change in the price of the underlying asset or group of assets can have a magnified effect upon the price of a related derivative instrument.

Derivatives markets also are often less liquid than the market for the underlying asset or group of assets. Some positions in futures and options on futures may be closed out only on an exchange that provides a secondary market. There can be no assurance that a liquid secondary market will exist for any particular futures contract or option on futures at any specific time. Thus, it may not be possible to close such an option on futures or futures position prior to maturity. The inability to close options and futures positions also could have an adverse impact on the Fund's ability to effectively carry out its derivative strategies and might, in some cases, require the Fund to deposit cash to meet applicable margin requirements.

Under certain circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract or an option on a futures contract can vary from the previous day's settlement price; once that limit is reached, no trades may be made that day at a price beyond the limit. Daily price limits do not limit potential losses because prices could move to the daily limit for several consecutive days with little or no trading, thereby preventing liquidation of unfavorable positions.

If the Fund were unable to liquidate a futures contract or an option on a futures position due to the absence of a liquid secondary market or the imposition of price limits, it could incur substantial losses. The Fund would continue to be subject to market risk with respect to the position. In addition, except in the case of purchased options, the Fund would continue to be required to make daily variation margin payments and might be required to maintain the position being hedged by the future or option or to maintain cash or securities in a segregated account.

Management of the Trust has claimed an exclusion from the definition of "commodity pool operator" under the Commodity Exchange Act and, therefore, is not subject to registration or regulation as a commodity pool operator under that Act.

SWAP ARRANGEMENTS

The California Bond Fund may enter into various forms of swap arrangements with counterparties with respect to interest rates, currency rates or indices, including purchase or caps, floors and collars as described below. In an interest rate swap the Fund could agree for a specified period to pay a bank or investment banker the floating rate of interest on a so-called notional principal amount (I.E., an assumed figure selected by the parties for this purpose) in exchange for agreement by the bank or investment banker to pay the Fund a fixed rate of interest on the notional principal amount. In a currency swap the Fund would agree with the other party to exchange cash flows based on the relative differences in values of a notional amount of two (or more) currencies; in an index swap, the Fund would agree to exchange cash flows on a notional amount based on changes in the values of the selected indices. The purchase of a cap entitles the purchaser to receive payments from the seller on a notional amount to the extent that the selected index exceeds an agreed upon interest rate or amount whereas the purchase of a floor entitles the purchaser to receive such payments to the extent the selected index falls below an agreed upon interest rate or amount. A collar combines buying a cap and selling a floor.

The California Bond Fund may enter into credit protection swap arrangements involving the sale by the Fund of a put option on a debt security, which is exercisable by the buyer upon certain events, such as a default by the referenced creditor on the underlying debt or a bankruptcy event of the creditor.

Most swaps entered into by the Fund will be on a net basis. For example, in an interest rate swap, amounts generated by application of the fixed rate and floating rate to the notional principal amount would first offset one another, with the Fund either receiving or paying the difference between such amounts. In order to be in a position to meet any obligations resulting from swaps, the Fund will set up a segregated custodial account to hold liquid assets, including cash. For swaps entered into on a net basis, assets will be segregated having a daily NAV equal to any excess of the Fund's accrued obligations over the accrued obligations of the other party; for swaps on other than a net basis, assets will be segregated having a value equal to the total amount of the Fund's obligations. Collateral is treated as illiquid.

These arrangements will be made primarily for hedging purposes, to preserve the return on an investment or on a portion of the Fund's portfolio. However, the Fund may, as noted above, enter into such arrangements for income purposes to the extent permitted by applicable law. In entering into a swap arrangement, the Fund is dependent upon the creditworthiness and good faith of the counterparty. The Fund will attempt to reduce the risk of nonperformance by the counterparty by dealing only with established, reputable institutions. The swap market is still rela-tively new and emerging; positions in swap contracts are generally illiquid and are not readily transferable to another counterparty. The use of interest rate swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If the Manager is incorrect in its forecasts of market values, interest rates and other applicable factors, the investment performance of the Fund would diminish compared with what it would have been if these investment techniques were not used. Moreover, even if the Manager is correct in its forecasts, there is a risk that the swap position may correlate imperfectly with the price of the asset or liability being hedged.

                             INVESTMENT RESTRICTIONS

The following investment restrictions have been adopted by the Trust for each Fund. These restrictions may not be changed for any given Fund without approval by the lesser of (1) 67% or more of the voting securities present at a meeting of the Fund if more than 50% of the outstanding voting securities of the Fund are present or represented by proxy or (2) more than 50% of the Fund's outstanding voting securities. The investment restrictions of one Fund may be changed without affecting those of the other Fund.

Under the restrictions, each Fund:

(1) may not borrow money, except to the extent permitted by the 1940 Act, the rules and regulations thereunder any applicable relief.

(2) may not purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities) if, as a result, more than 25% of the fund's total assets would be invested in the securities of companies whose principal business activities are in the same industry.

(3)  may not issue senior securities, except as permitted under the 1940 Act.

(4) may not underwrite securities of other issuers, except to the extent that it may be deemed to act as a statutory underwriter in the distribution of any restricted securities or not readily marketable securities.

(5) may make loans only as permitted under the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief.

(6) may not purchase or sell commodities or commodity contracts unless acquired as a result of ownership of securities or other instruments issued by persons that purchase or sell commodities or commodities contracts; but this shall not prevent the California Bond Fund from purchasing, selling and entering into financial futures contracts (including futures contracts on indices of securities, interest rates and currencies), options on financial futures contracts (including futures contracts on indices of securities, interest rates and currencies), warrants, swaps, forward contracts, foreign currency spot and forward contracts or other derivative instruments that are not related to physical commodities.

(7) may not purchase or sell real estate, but this shall not prevent investments in tax-exempt securities secured by real estate or interests therein.

Additionally, during normal market conditions, at least 80% of each Fund's annual income will be excludable from gross income for federal income tax purposes and the shares will also be exempt from the California personal income taxes; each Fund's net assets will consist of California tax-exempt securities.

ADDITIONAL RESTRICTIONS

The following restrictions are not considered to be fundamental policies of the Funds. The Board of Trustees may change these additional restrictions without notice to or approval by the shareholders.

Neither Fund:

(1)  will invest more than 15% (10% with respect to the California  Money Market
     Fund) of the value of its net assets in illiquid securities, including repurchase agreements maturing in more than seven days; or

(2) will purchase any security while borrowings representing more than 5% of the Fund's total assets are outstanding.

                           SPECIAL RISK CONSIDERATIONS

Because the California Bond Fund and California Money Market Fund (collectively, the "California Funds") invest primarily in California tax-exempt securities, the value of their portfolio investments will be highly sensitive to events affecting the fiscal stability of the State of California (sometimes referred to in this section as the "State") and its municipalities, authorities and other instrumentalities that issue such securities. The following information is based on information available as of the date of this Statement of Additional
Information primarily from official statements and prospectuses relating to securities offerings of the State, the latest of which is dated June 11, 2007.

GENERAL ECONOMIC CONDITIONS

The economy of the State is the largest among the 50 states and one of the largest in the world. The diversified economy of the State has major components in high technology, trade, entertainment, agriculture, tourism, construction, and services. Certain of the State's significant industries, such as high technology, are sensitive to economic disruptions in their export markets.

Since early 2001, the State has faced severe financial challenges, which may continue for several years. The State experienced an economic recession in 2001 and a sluggish recovery in 2002 and 2003 (with greatest impacts in the high technology, internet, and telecommunications sectors, especially in Northern California); weakened exports; and most particularly, large stock market declines (with attendant declines in stock option values and capital gains realizations). These adverse fiscal and economic factors resulted in a serious erosion of General Fund tax revenues. In recent years, the State has derived a significant portion of its revenue from personal income and sales taxes. Because the amount collected from these taxes is particularly sensitive to economic conditions, the State's revenue have been volatile.

California's geographic location subjects it to earthquake risks. It is impossible to predict the time, magnitude or location of a major earthquake or its effect on the California economy. In January 1994, a major earthquake struck the Los Angeles area, causing significant damage in a four county area. The possibility exists that another such earthquake could create a major dislocation of the California economy and significantly affect State and local governmental budgets.

STATE BUDGETS

2006 BUDGET ACT. The Governor signed the 2006 Budget Act on June 30, 2006, for the fiscal period July 1, 2006 through June 30, 2007. The 2006 Budget Act forecasts $93.9 billion in General Fund revenues and transfers and $101.3 billion in expenditures. It projects that by utilizing the prior year's $9.5 billion General Fund balance, the General Fund will end the fiscal year with a positive balance of approximately $2.1 billion. The 2006 Budget Act assumes that the State will not issue Economic Recovery Bonds or raise taxes. The spending plan includes $3.2 billion for the repayment or prepayment of prior obligations, including $1.5 billion to prepay Economic Recovery Bonds, and other one-time costs of $1.6 billion.

The State's Legislative Analyst's Office (the "LAO"), in its "California Fiscal Outlook" report released on November 15, 2006, projected that the 2006-07 fiscal year will end with a reserve of about $3.1 billion, approximately $1 billion more than the $2.1 billion estimate contained in the 2006 Budget Act. However, the LAO estimated that the State would conclude fiscal year 2007-08 with a $5.5 billion operating shortfall and a $2.4 billion deficit. It reiterated its earlier warnings about the State's structural deficit in outlying years. Therefore, the LAO suggested, other actions will be needed to keep the budget in balance. The May Revision to the Governor's Budget for 2007-08, released in May 2007 (the "2007 May Revision"), projects General Fund revenues and transfers of $95.7 billion, expenditures of $102.3 billion and a positive General Reserve balance of $4.0 billion for fiscal year 2006-07.

2007-08 Governor's Budget. The Governor's Budget for the 2007-08 fiscal year projects a $1.9 billion budget operating deficit, smaller than the LAO's November 2006 estimate of $5.5 billion. This budget projects General Fund revenues and transfers for the fiscal year ending June 30, 2008 of $101.3 billion, and expenditures of $103.1 billion, increases of $6.8 billion and $1 billion, respectively, compared with the latest estimates for fiscal year
2006-07. The Governor's Budget closes the operating deficit by applying a portion of the estimated $3.2 billion fund balance from the 2006 Budget, leaving fiscal year 2007-08 with a $2.1 billion reserve, significantly better than the LAO's November 2006 estimate of a deficit of $2.4 billion.

In its January 12, 2007 Overview of the 2007-08 Governor's Budget, the LAO concluded that the 2007-08 budget "contains a significant number of downside risks and is based on a number of optimistic assumptions." Even if the budget were adopted as proposed, the LAO believes that the budgeted savings and new revenues will fall short of levels estimated by the Governor's budget. Further, the LAO projects that State will continue to face structural deficits in outlying years and recommended that the Legislature develop a more realistic budget.

In February 2007, the LAO released a further analysis of the budget and the Governor's proposals. Based on newer data, the LAO projected that 2007-08 expenditures would exceed revenues by $2.6 billion which would leave the State with a $726 million year-end deficit, compared to the Governor's January 10th estimate of a $2.1 billion positive reserve. In addition the State would face operating deficits in outlying years through the 2010-11 fiscal year.

The 2007 May Revision projected revenues and transfers that roughly equal those predicted in January, although it projected additional expenditures of approximately $600 million compared to the January budget release. The 2007 May Revision forecasts General Fund revenues and transfers for the fiscal year ending June 30, 2008 of $101.3 billion and expenditures of $103.8 billion, an increase of $5.6 billion and $1.1 billion, respectively, compared to current forecasts for fiscal year 2006-07. By applying a projected fund balance for fiscal year 2006-07 of $4.0 billion, the State projected to end the 2007-08 fiscal year with a fund balance of $1.5 billion, a decrease of nearly $2.5 billion compared to 2006-07.

CONSTRAINTS ON THE BUDGET PROCESS

Proposition 58, approved in March 2004 with the State's Economic Recovery Bonds, requires the State to enact a balanced budget, establish a special reserve in the General Fund and restricts future borrowing to cover budget deficits. As a result of the provisions requiring the enactment of a balanced budget and restricting borrowing, the State would, in some cases, have to take more immediate actions to correct budgetary shortfalls. Beginning with the budget for fiscal year 2004-05, Proposition 58 requires the Legislature to pass a balanced budget and provides for mid-year adjustments in the event that the budget falls out of balance. The balanced budget determination is made by subtracting expenditures from all available resources, including prior-year balances.

If the Governor determines that the State is facing substantial revenue shortfalls or spending deficiencies, the Governor is authorized to declare a fiscal emergency. He or she would then be required to propose legislation to address the emergency, and call the Legislature into special session to consider that legislation. If the Legislature fails to pass and send to the Governor legislation to address the budget fiscal emergency within 45 days, the Legislature would be prohibited from acting on any other bills, or adjourning in joint recess until such legislation is passed.

Proposition 58 also requires that a special reserve (the Budget Stabilization Account) be established in the State's General Fund. Beginning with fiscal year 2006-07, a specified portion of estimated annual General Fund revenues would be transferred by the Controller into the Budget Stabilization Account no later than September 30 of each fiscal year. These transfers would continue until the balance in the Budget Stabilization Account reaches $8 billion or 5 percent of the estimated General Fund revenues for that fiscal year, whichever is greater. The annual transfer requirement would be in effect whenever the balance falls below the $8 billion or 5 percent target. The annual transfers could be suspended or reduced for a fiscal year by an executive order issued by the Governor no later than June 1 of the preceding fiscal year.

Proposition 58 also prohibits certain future borrowing to cover budget deficits. This restriction applies to general obligation bonds, revenue bonds, and certain other forms of long-term borrowing. The restriction does not apply to certain other types of borrowing, such as short-term borrowing to cover cash shortfalls in the General Fund (including revenue anticipation notes or revenue anticipation warrants currently used by the State), or inter-fund borrowings.

FUTURE BUDGETS. It cannot be predicted what actions will be taken in the future by the Legislature and the Governor to deal with changing State revenues and expenditures. The State budget will be affected by national and State economic conditions and other factors.

STATE INDEBTEDNESS

GENERAL OBLIGATION BONDS AND REVENUE BONDS. As of May 1, 2007, the State had approximately $57.6 billion aggregate principal of long-term general obligation bonds and revenue bonds. Including estimated interest of approximately $34.6 billion, the State's debt service requirements for general obligation bonds and revenue bonds totaled nearly $92 .4 billion. General obligation bond authorizations of approximately $70.6 billion remained unissued as of that date.

RATINGS. As of June 15, 2007, the State's general obligation bonds were rated A1 by Moody's, A+ by Standard & Poor's, and A+ by Fitch Ratings. It is not possible to determine whether, or the extent to which, Moody's, Standard & Poor's, or Fitch Ratings will change such ratings in the future.

STRATEGIC GROWTH PLAN. Coinciding with the release of the State's 2006-07 budget, the Governor announced a "Strategic Growth Plan" for the State in which he proposed that the State spend nearly $223 billion over 10 years on State infrastructure programs such as transportation, education, flood control, public safety and courts. The Strategic Growth Plan would be financed in part through the issuance of $68 billion in general obligation bonds. In response to the Governor's proposal, the Legislature in May 2006 approved a $116 million Strategic Growth Plan package, which included $37.3 in new general obligation bonds (approved by the voters on November 7, 2006), $50.1 billion in existing funding, and $28.4 billion in new leveraged funding sources.

LOCAL GOVERNMENT

The primary units of local government in California are the counties, ranging in population from 1,200 (Alpine) to approximately 10 million (Los Angeles). Counties are responsible for the provision of many basic services, including indigent healthcare, welfare, courts, jails and public safety in unincorporated areas. There are also 478 incorporated cities and thousands of other special districts formed for education, utility and other services. The fiscal condition of local governments has been constrained since the enactment of "Proposition 13" in 1978 and later constitutional amendments, which reduced and limited the future growth of property taxes and limited the ability of local governments to impose "special taxes" (those devoted to a specific purpose) without two-thirds voter approval. Proposition 218, another initiative constitutional amendment enacted in 1996, further limited the ability of local governments to impose or raise various taxes, fees, charges and assessments without voter approval. Counties, in particular, have had fewer options to raise revenues than many other local government entities, and have been required to maintain many services.

Some local governments in California have experienced notable financial difficulties, including Los Angeles County, Orange County, and San Diego County, and there is no assurance that any California issuer will make full or timely payments of principal or interest or remain solvent. It should be noted that the creditworthiness of obligations issued by local California issuers may be unrelated to the creditworthiness of obligations issued by the State, and there is no obligation on the part of the State to make payment on such local obligations in the event of default.

According to the State, the 2004 Budget Act, related legislation and the enactment of Senate Constitutional Amendment No. 4 (described below) will dramatically change the State-local fiscal relationship. These constitutional and statutory changes implement an agreement negotiated between the Governor and local government officials (the "State-local agreement") in connection with the 2004 Budget Act. One change relates to the reduction of the Vehicle License Fee ("VLF") rate from 2 percent to 0.65 percent of the market value of the vehicle. In order to protect local governments, the reduction in VLF revenue to cities and counties from this rate change will be replaced by an increase in the amount of property tax they receive.

As part of the State-local agreement, Senate Constitutional Amendment No. 4 was enacted by the Legislature and subsequently approved by the voters at the November 2004 election. Senate Constitutional Amendment No. 4 amends the State Constitution to, among other things, reduce the Legislature's authority over local government revenue sources by placing restrictions on the State's access to local governments' property, sales, and vehicle license fee revenues as of November 3, 2004. Beginning with fiscal year 2008-09, the State will be able to borrow up to 8 percent of local property tax revenues, but only if the Governor proclaims such action is necessary due to a severe State fiscal hardship, two-thirds of both houses of the Legislature approves the borrowing and the amount borrowed is required to be paid back within three years. The State also will not be able to borrow from local property tax revenues for more than 2 fiscal years within a period of 10 fiscal years. In addition, the State cannot reduce the local sales tax rate or restrict the authority of the local governments to impose or change the distribution of the statewide local sales tax.

Senate Constitutional Amendment No. 4 also prohibits the State from mandating activities on cities, counties or special districts without providing for the funding needed to comply with the mandates. If the State does not provide funding for the activity that has been determined to be mandated, the requirement on cities, counties or special districts to abide by the mandate will be suspended. In addition, Senate Constitutional Amendment No. 4 expands the definition of what constitutes a mandate to encompass State action that transfers to cities, counties and special districts financial responsibility for a required program for which the State previously had partial or complete responsibility. The State mandate provisions of Senate Constitutional Amendment No. 4 do not apply to schools or community colleges or to mandates relating to employee rights.

CONSTITUTIONAL LEGISLATIVE AND OTHER FACTORS

The State is subject to an annual appropriations limit imposed by Article XIII B of the State Constitution (the "Appropriations Limit"). The Appropriations Limit does not restrict appropriations to pay debt service on voter-authorized bonds.

Article XIII B prohibits the State from spending "appropriations subject to limitation" in excess of the Appropriations Limit. "Appropriations subject to limitation," are authorizations to spend "proceeds of taxes," which consist of tax revenues, and certain other funds, including proceeds from regulatory licenses, user charges or other fees to the extent that such proceeds exceed "the cost reasonably borne by that entity in providing the regulation, product or service," but "proceeds of taxes" exclude most State subventions to local governments, tax refunds and some benefit payments such as unemployment insurance. No limit is imposed on appropriations of funds which are not "proceeds of taxes," such as reasonable user charges or fees and certain other non-tax funds. Various types of appropriations excluded from the Appropriations Limit.

The State's Appropriations Limit in each year is based on the Limit for the prior year, adjusted annually for changes in State per capita personal income and changes in population, and adjusted, when applicable, for any transfer of financial responsibility of providing services to or from another unit of government or any transfer of the financial source for the provisions of services from tax proceeds to non-tax proceeds.

The Legislature has enacted legislation to implement Article XIII B which defines certain terms used in Article XIII B and sets forth the methods for determining the Appropriations Limit. California Government code Section 7912 requires an estimate of the Appropriations Limit to be included in the Governor's Budget, and thereafter to be subject to the budget process and established in the Budget Act.

On November 8, 1988, voters of the State approved Proposition 98, a combined initiative constitutional amendment and statute called the "Classroom Instructional Improvement and Accountability Act." Proposition 98 changed State funding of public education below the university level and the operation of the State appropriations funding, primarily by guaranteeing K-14 schools a minimum share of General Fund revenues. Proposition 98 permits the Legislature by two-thirds vote of both houses, with the Governor's concurrence, to suspend the K-14 schools' minimum funding formula for a one-year period. Proposition 98 also contains provisions transferring certain State tax revenues in excess of the
Article XIII B limit to K-14 schools.

Because of the complexities of Article XIII B, the ambiguities and possible inconsistencies in its terms, the applicability of its exceptions and exemptions and the impossibility of predicting future appropriations, it is not possible to predict the impact of this or related legislation on the bonds in the California Funds' portfolios.

Article XIII B, and other Articles of the State Constitution were adopted as measures that qualified for the ballot pursuant to the State's initiative process. Other Constitutional amendments affecting State and local taxes and appropriations have been proposed from time to time. If any such initiatives were adopted, the State could be pressured to provide additional financial assistance to local Governments or appropriate revenues as mandated by such initiatives. Propositions such as Proposition 98 and others that may be adopted in the future, may place increasing pressure on the State's budget over future years, potentially reducing resources available for other State programs, especially to the extent the Article XIII B spending limit would restrain the State's ability to fund such other programs by raising taxes.

EFFECT OF OTHER STATE LAWS ON BOND OBLIGATIONS. Some of the California tax-exempt securities that the California Funds can invest in may be obligations payable solely from the revenues of a specific institution or secured by specific properties. These are subject to provisions of California law that could adversely affect the holders of such obligations. For example, the revenues of California health care institutions may be adversely affected by State laws, and California law limits the remedies of a creditor secured by a mortgage or deed of trust on real property. Debt obligations payable solely from revenues of health care institutions may also be insured by the State but no guarantee exists that adequate reserve funds will be appropriated by the Legislature for such purpose.

LITIGATION

The State is a party to numerous legal proceedings, many of which normally occur in governmental operations. In addition, the State is involved in certain other legal proceedings that, if decided against the State might require the State to make significant future expenditures or impair future revenue sources. Because of the prospective nature of these proceedings, it is not presently possible to predict the outcome of such litigation or estimate the potential impact on the ability of the State to pay debt service costs on its obligations.

On August 8, 2005, a lawsuit titled CALIFORNIA TEACHERS ASSOCIATION ET AL. V. ARNOLD SCHWARZENEGGER ET AL. was filed. Plaintiffs - California Teachers Association, California Superintendent of Public Instruction Jack O'Connell, and various other individuals - allege that the California Constitution's minimum school funding guarantee was not followed for the 2004-2005 fiscal year and the 2005-06 fiscal year in the aggregate amount of approximately $3.1 billion. Plaintiffs seek a writ of mandate requiring the State to recalculate the minimum-funding guarantee in compliance with the California Constitution. On May 10, 2006, counsel for all parties executed a settlement agreement, and the action has been stayed pending implementation legislation. The settlement calls for payment of the outstanding balance of the minimum funding obligation to school districts and community college districts (approximately $3 billion in the aggregate) through the 2013-14 fiscal year.

On November 15, 2005, a California Superior Court judge entered a decision in a case which sought judicial validation for the issuance by the State of pension obligation bonds. The judge ruled the bonds were not valid. The State appealed, but it will not be able to issue pension obligation bonds until the matter is finally resolved. For the 2005-2006 fiscal year, the State made payments of about $525 million for a portion of the fiscal year contribution to the California Public Employees' Retirement System which had been planned to be funded from the bonds. The 2007 Governor's Budget does not call for the issuance of any pension obligation bonds.

                             PORTFOLIO TRANSACTIONS

The Manager, pursuant to the Advisory Agreement, and subject to the general control of the Trust's Board of Trustees, places all orders for the purchase and sale of Fund securities. Purchases of Fund securities are made either directly from the issuer or from dealers who deal in tax-exempt securities. The Manager may sell Fund securities prior to maturity if circumstances warrant and if it believes such disposition is advisable. In connection with portfolio transactions for the Trust, the Manager seeks to obtain the best available net price and most favorable execution for its orders.

The Manager has no agreement or commitment to place transactions with any broker-dealer and no regular formula is used to allocate orders to any broker-dealer. However, the Manager may place security orders with brokers or dealers who furnish research and brokerage services to the Manager as long as there is no sacrifice in obtaining the best overall terms available. Payment for such services would be generated through underwriting concessions from purchases of new issue fixed income securities. Such research and brokerage services may include, for example: advice concerning the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or the purchasers or sellers of securities; analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and performance of accounts; and various functions incidental to effecting securities transactions, such as clearance and settlement. These research services may also include access to research on third party databases, such as historical data on companies, financial statements, earnings history and estimates, and corporate releases; real-time quotes and financial news; research on specific fixed income securities; research on international market news and securities; and rating services on companies and industries. Thus, the Manager may be able to supplement its own information and to consider the views and information of other research organizations in arriving at its investment decisions. If such information is received and it is in fact useful to the Manager, it may tend to reduce the Manager's costs.

The Manager continuously reviews the performance of the broker-dealers with whom it places orders for transactions. In evaluating the performance of the brokers and dealers, the Manager considers whether the broker-dealer has generally provided the Manager with the best overall terms available, which includes obtaining the best available price and most favorable execution. The receipt of research from broker-dealers that execute transactions on behalf of the Trust may be useful to the Manager in rendering investment management services to other clients (including affiliates of the Manager), and conversely, such research provided by broker-dealers who have executed transaction orders on behalf of other clients may be useful to the Manager in carrying out its obligations to the Trust. While such research is available to and may be used by the Manager in providing investment advice to all its clients (including affiliates of the Manager), not all of such research may be used by the Manager for the benefit of the Trust. Such research and services will be in addition to and not in lieu of research and services provided by the Manager, and the expenses of the Manager will not necessarily be reduced by the receipt of such supplemental research. SEE THE TRUST'S MANAGER.

Securities of the same issuer may be purchased, held, or sold at the same time by the Trust for any or all of its Funds, or other accounts or companies for which the Manager acts as the investment adviser (including affiliates of the Manager). On occasions when the Manager deems the purchase or sale of a security to be in the best interest of the Trust, as well as the Manager's other clients, the Manager, to the extent permitted by applicable laws and regulations, may aggregate such securities to be sold or purchased for the Trust with those to be sold or purchased for other customers in order to obtain best execution and lower brokerage commissions, if any. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Manager in the manner it considers to be most equitable and consistent with its fiduciary obligations to all such customers, including the Trust. In some instances, this procedure may affect the price and size of the position obtainable for the Trust.

The tax-exempt securities market is typically a "dealer" market in which investment dealers buy and sell bonds for their own accounts, rather than for customers, and although the price may reflect a dealer's mark-up or mark-down, the Trust pays no brokerage commissions as such. In addition, some securities may be purchased directly from issuers.

The Manager directed a portion of the California Bond Funds' transactions to certain broker-dealers that provided the Manager with research, analysis, advice, and similar services. For the fiscal year ended March 31, 2007, such transactions and related underwriting concessions amounted to the following:

 FUND                   TRANSACTION AMOUNT           UNDERWRITING CONCESSIONS

California Bond            $ 15,803,387                 $ 71,612

PORTFOLIO TURNOVER RATES

The portfolio turnover rate is computed by dividing the dollar amount of securities purchased or sold (whichever is smaller) by the average value of securities owned during the year.

The rate of portfolio turnover will not be a limiting factor when the Manager deems changes in the California Bond Fund's portfolio appropriate in view of its investment objective. For example, securities may be sold in anticipation of a rise in interest rates (market decline) or purchased in anticipation of a decline in interest rates (market rise) and later sold. In addition, a security may be sold and another security of comparable quality may be purchased at approximately the same time in order to take advantage of what the Fund believes to be a temporary disparity in the normal yield relationship between the two securities. These yield disparities may occur for reasons not directly related to the investment quality of particular issues or the general movement of interest rates, such as changes in the overall demand for or supply of various types of tax-exempt securities. The California Bond Fund may purchase or sell securities solely to achieve short-term trading profits. These activities may increase the portfolio turnover rate for the Fund, which may result in the Fund incurring higher brokerage costs and realizing more taxable gains that would otherwise be the case in the absence of such activities.

For the last two fiscal years ended March 31, the California Bond Fund's portfolio turnover rates were as follows:

     2006 . . . . .  36.98%                      2007 . . . . . .  30.61%

Portfolio turnover rates have been calculated excluding short-term variable rate securities, which are those with put date intervals of less than one year.

                     FUND HISTORY AND DESCRIPTION OF SHARES

The Trust, formerly known as USAA State Tax-Free Trust, is an open-end management investment company established as a statutory trust under the laws of the state of Delaware pursuant to a Master Trust Agreement dated June 21, 1993, as amended. The Trust is authorized to issue shares of beneficial interest in separate portfolios. Thirty-nine such portfolios have been established, two of which are described in this SAI. Under the Master Trust Agreement, the Board of Trustees is authorized to create new portfolios in addition to those already existing without shareholder approval.

The Funds are series of the Trust and are diversified. The Trust began offering shares of the Funds in August 2006. The Funds formerly were series of USAA Tax Exempt Fund, Inc., a Maryland corporation, which began offering shares of the California Bond and the California Money Market Funds in August 1989, and were reorganized into the Trust in August 2006.

Each Fund's assets and all income, earnings, profits, and proceeds thereof, subject only to the rights of creditors, are specifically allocated to such Fund. They constitute the underlying assets of each Fund, are required to be segregated on the books of account, and are to be charged with the expenses of such Fund. Any general expenses of the Trust not readily identifiable as belonging to a particular Fund are allocated on the basis of the Funds' relative net assets during the fiscal year or in such other manner as the Trustees determines to be fair and equitable. Each share of each Fund represents an equal proportionate interest in that Fund with every other share and is entitled to dividends and distributions out of the net income and capital gains belonging to that Fund when declared by the Board. Upon liquidation of that Fund, shareholders are entitled to share pro rata in the net assets belonging to such Fund available for distribution.

Under the Trust's Master Trust Agreement, no annual or regular meeting of shareholders is required. Thus, there will ordinarily be no shareholder meeting unless otherwise required by the 1940 Act. Under certain circumstances, however, shareholders may apply to the Trustees for shareholder information in order to obtain signatures to request a shareholder meeting. The Trust may fill vacancies on the Board or appoint new Trustees if the result is that at least two-thirds of the Trustees have still been elected by shareholders. Moreover, pursuant to the Master Trust Agreement, any Trustee may be removed by the vote of two-thirds of the outstanding Trust shares and holders of 10% or more of the outstanding shares of the Trust can require Trustees to call a meeting of shareholders for the purpose of voting on the removal of one or more Trustees. The Trust will assist in communicating to other shareholders about the meeting. On any matter submitted to the shareholders, the holder of each Fund share is entitled to one vote for each dollar of net asset value owned on the record date, and a fractional vote for each fractional dollar of net asset value owned on the record date. However, on matters affecting an individual Fund, a separate vote of the shareholders of that Fund is required. Shareholders of a Fund are not entitled to vote on any matter that does not affect that Fund but which requires a separate vote of another Fund. Shares do not have cumulative voting rights, which means that holders of more than 50% of the shares voting for the election of Trustees can elect 100% of the Trust's Board of Trustees, and the holders of less than 50% of the shares voting for the election of Trustees will not be able to elect any person as a Trustee.

Shareholders of a particular Fund might have the power to elect all of the Trustees of the Trust because that Fund has a majority of the total outstanding shares of the Trust. When issued, each Fund's shares are fully paid and nonassessable, have no pre-emptive or subscription rights, and are fully transferable. There are no conversion rights.

                    CERTAIN FEDERAL INCOME TAX CONSIDERATIONS

TAXATION OF THE FUNDS

Each Fund, which is treated as a separate corporation for federal tax purposes, intends to continue to qualify for treatment as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the Code). Accordingly, a Fund will not be liable for federal income tax on its taxable net investment income and net capital gains (capital gains in excess of capital losses) that it distributes to its shareholders, provided that it distributes at least 90% of its net investment income and the excess of its net short-term capital gain over its short-term capital loss for the taxable year.

To qualify for treatment as a regulated investment company, a Fund must, among other things, (1) derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of securities, and other income (including gains from options or futures contracts) derived with respect to its business of investing in securities, (the 90% test) and (2) satisfy certain diversification requirements at the close of each quarter of its taxable year. Furthermore, for a Fund to pay tax-exempt income dividends, at least 50% of the value of it's total assets at the close of each quarter of its taxable year must consist of obligations the interest on which is exempt from federal income tax. Each Fund intends to continue to satisfy this requirement.

The Code imposes a nondeductible 4% excise tax on a regulated investment company that fails to distribute during each calendar year an amount at least equal to the sum of (1) 98% of its taxable net investment income for that calendar year,
(2) 98% of its capital gain net income for the twelve-month period ending on October 31 in that year, and (3) any prior undistributed income and gains. Each Fund intends to continue to make distributions necessary to avoid imposition of this excise tax.

For federal income tax purposes, debt securities purchased by a Fund, including zero coupon bonds, may be treated as having original issue discount (generally, the excess of the stated redemption price at maturity of a debt obligation over its issue price). Original issue discount is treated for federal income tax purposes as income earned by a Fund, whether or not any payment is actually received, and therefore is subject to the distribution requirements mentioned above. However, original issue discount with respect to tax-exempt obligations generally will be excluded from a Fund's taxable income, although that discount will be included in its gross income for purposes of the 90% test and will be added to the adjusted tax basis of those obligations for purposes of determining gain or loss upon sale or at maturity. Generally, the amount of original issue discount is determined on the basis of a constant yield to maturity, which takes into account the compounding of accrued interest.

A Fund may purchase debt securities at a market discount. A market discount exists when a security is purchased at a price less than its original issue price adjusted for accrued original issue discount, if any. The Funds intend to defer recognition of accrued market discount until maturity or other disposition of the security. For a security purchased at a market discount, the gain realized on disposition will be treated as taxable ordinary income to the extent of accrued market discount on the security.

The Funds may also purchase debt securities at a premium, I.E., at a purchase price in excess of face amount. With respect to tax-exempt securities, the premium must be amortized to the maturity date, but no deduction is allowed for the premium amortization. The amortized bond premium on a security will reduce a Fund's adjusted tax basis in the security. For taxable securities, the premium may be amortized if a Fund so elects. The amortized premium on taxable securities is first offset against interest received on the securities and then allowed as a deduction, and generally must be amortized under an economic accrual method.

TAXATION OF THE SHAREHOLDERS

Taxable distributions are generally included in a shareholder's gross income for the taxable year in which they are received. However, dividends and other distributions declared in October, November, or December and made payable to shareholders of record in such a month will be deemed to have been received on December 31 if they are paid during the following January.

If dividends a Fund distributes to its shareholders are derived from interest income exempt from federal income tax and are designated as "exempt-interest dividends" by the Fund, they will be excludable from a shareholder's gross income for federal income tax purposes. Shareholders who are recipients of Social Security benefits should be aware that exempt-interest dividends received from a Fund are includable in their "modified adjusted gross income" for purposes of determining the amount of such Social Security benefits, if any, that are required to be included in their gross income.

If a Fund invests in any instruments that generate taxable income (such as market discount bonds, as described above, or otherwise under the circumstances described in the Funds' prospectus and this SAI) or engages in securities lending, the portion of any dividend that Fund pays that is attributable to the income earned on those instruments or from such lending will be taxable to its shareholders as ordinary income to the extent of its earnings and profits (and will not qualify for the 15% maximum federal income tax rate for individual shareholders enacted in 2003), and only the remaining portion will qualify as an exempt-interest dividend. Moreover, if a Fund realizes capital gain as a result of market transactions, any distributions of the gain will be taxable to its shareholders. Those distributions will be subject to a 15% maximum federal income tax rate for individuals shareholders to the extend they are attributable to net capital gain (I.E., the excess of net long-term capital gain over net short-term capital loss) a Fund recognizes on sales or exchanges of capital assets through March 31, 2011, as noted in the prospectus, but distributions of other capital gain will be taxed as ordinary income.

All distributions of investment income during the year will have the same percentage designated as tax-exempt. This method is called the "average annual method." Since the Funds invest primarily in tax-exempt securities, the percentage will be substantially the same as the amount actually earned during any particular distribution period.

A shareholder of the California Bond Fund should be aware that a redemption of shares (including any exchange into another USAA Fund) is a taxable event, and, accordingly, a capital gain or loss may be recognized. If a shareholder receives an exempt-interest dividend with respect to any share and has held that share for six months or less, any loss on the redemption or exchange of that share will be disallowed to the extent of that exempt-interest dividend. Similarly, if a shareholder of the Fund receives a distribution taxable as long-term capital gain and redeems or exchanges that Fund's shares before he or she has held them for more than six months, any loss on the redemption or exchange (not otherwise disallowed as attributable to an exempt-interest dividend) will be treated as long-term capital loss.

The Funds may invest in industrial development revenue bonds. Interest on certain of those bonds generally is a tax preference item for purposes of the federal alternative minimum tax (AMT), although the interest continues to be excludable from federal gross income. AMT is a supplemental tax designed to ensure that taxpayers pay at least a minimum amount of tax on their income, even if they make substantial use of certain tax deductions and exclusions (referred to as tax preference items). Interest from industrial development revenue bonds is a tax preference item that is added to income from other sources for the purposes of determining whether a taxpayer is subject to the AMT and the amount of any tax to be paid. For corporate investors, alternative minimum taxable income is increased by 75% of the amount by which adjusted current earnings
(ACE) exceed alternative minimum taxable income before the ACE adjustment. For corporate taxpayers, all tax-exempt interest is considered in calculating the AMT as part of the ACE. Prospective investors should consult their own tax advisers with respect to the possible application of the AMT to their tax situation.

Opinions relating to the validity of tax-exempt securities and the exemption of interest thereon from federal income tax are rendered by recognized bond counsel to the issuers. Neither the Manager's nor the Funds' counsel makes any review of the basis for such opinions.

                               CALIFORNIA TAXATION

The state of California has adopted legislation incorporating the federal provisions relating to regulated investment companies as of January 1, 2005. Thus, to the extent the Funds distribute their income, they will be exempt from the California franchise and corporate income taxes as regulated investment companies under section 24870 of the California Revenue and Taxation Code.

In the year in which a Fund qualifies as a regulated investment company under the Code and is exempt from federal income tax, (1) the Fund will also be exempt from the California corporate income and franchise taxes to the extent it distributes its income, and (2) provided that 50% or more of the value of the total assets of the Fund at the close of each quarter of its taxable year consists of obligations, the interest on which (when held by an individual) is exempt from personal income taxation under California law, and the Fund designates such dividends as exempt-interest dividends in a written notice mailed to the shareholders within 60 days after the close of the taxable year, the Fund will be qualified under California law to distribute dividends
("California exempt-interest dividends") which will be exempt from the California personal income tax. The Funds intend to qualify under the above requirement so that they can distribute California exempt-interest dividends. If the Funds fail to so qualify, no part of their dividends will be exempt from the California personal income tax.

The portion of dividends constituting California exempt-interest dividends is that portion derived from interest on obligations issued by California and its municipalities and localities, (as well as certain territories and possessions of the United States such as Puerto Rico, the Virgin Islands, or Guam), the interest on which (when held by an individual) is excludable from California personal income under California law. Distributions from the Funds that are attributable to sources other than those described in the preceding sentence generally will be taxable to such shareholders as ordinary income. In addition, distributions other than exempt-interest dividends to such shareholders are includable in income that may be subject to the California alternative minimum tax. The total amount of California exempt-interest dividends paid by each Fund to all of its shareholders with respect to any taxable year cannot exceed the amount of interest received by each Fund during such year on California municipal obligations less any expenses and expenditures. California exempt-interest dividends are excludable from income for California personal income tax purposes only. Any dividends paid to shareholders subject to the California franchise tax will be taxed as ordinary dividends to such shareholders for franchise tax purposes notwithstanding that all or a portion of such dividends are exempt from the California personal income tax.

To the extent any portion of the dividends distributed to the shareholders by the Funds are derived from taxable interest for California purposes or net short-term capital gains, such portion will be taxable to the shareholders as ordinary income. The character of long-term capital gains realized and distributed by the California Bond Fund will flow through to its shareholders regardless of how long the shareholders have held their shares (currently, only federal law, not California law, has special rates for long-term capital gains) if such Fund complies with certain rulings. If a shareholder of the Funds received any California exempt-interest dividends on shares thereafter sold within six months of acquisition, then any realized loss, to the extent of the amount of exempt-interest dividends received prior to such sale, will be disallowed. Interest on indebtedness incurred by shareholders to purchase or carry shares of the Funds will not be deductible for California personal income tax purposes. Any loss realized upon the redemption of shares within 30 days before or after the acquisition of other shares of the same series may be disallowed under the "wash sale" rules.

The U.S. Supreme Court has accepted the appeal of a Kentucky case which could have a significant impact on the tax treatment of municipal bonds. In 2006, the Kentucky Court of Appeals ruled that it was unlawful for a state to exempt from its income tax any interest derived from bonds issued by the state and its political subdivisions, while at the same time subjecting to its tax the interest derived from bonds issued by other states and their political subdivisions. A decision on the appeal is unlikely before mid-2008. If the U.S. Supreme Court sustains the Kentucky decision, all states may be required to provide equal tax treatment for interest derived from in-state and out-of-state municipal bonds. In that event, the California State legislature may determine that interest derived from all municipal bonds, whether held directly or indirectly through the Funds and regardless of their state of origin, will be exempt from the State's income tax. Alternatively, the legislature may determine that interest derived from bonds issued by the State and its political subdivisions will no longer be exempt from state income tax. The outcome of the case and the nature and timing of any required changes in tax laws are uncertain.

The foregoing is only a summary of some of the important California personal income tax considerations generally affecting the Funds and their shareholders. No attempt is made to present a detailed explanation of the California personal income tax treatment of the Funds or their shareholders, and this discussion is not intended as a substitute for careful planning. Accordingly, potential investors in the Funds should consult their tax advisers with respect to the application of California taxes to the receipt of the Funds' dividends and as to their own California tax situation.

                       TRUSTEES AND OFFICERS OF THE TRUST

The Board of Trustees of the Trust consists of five Trustees who supervise the business affairs of the Trust. The Board of Trustees is responsible for the general oversight of the Funds' business and for assuring that the Funds are managed in the best interests of each Fund's respective shareholders. The Board of Trustees periodically reviews the Funds' investment performance as well as the quality of other services provided to the Funds and their shareholders by each of the Funds' service providers, including IMCO and its affiliates.

Set forth below are the Non Interested Trustees, the Interested Trustee, officers, and each of their respective offices and principal occupations during the last five years, length of time served, and information relating to any other Directorships held.

NON-INTERESTED TRUSTEES

                     POSITION(S)    TERM OF OFFICE**    PRINCIPAL OCCUPATION(S) AND          NUMBER OF USAA
NAME, ADDRESS*       HELD WITH      AND FUNDS           OUTSIDE DIRECTORSHIPS DURING         FUNDS OVERSEEN BY
AND AGE              FUNDS          TRUSTEE/OFFICER     THE PAST FIVE YEARS                  TRUSTEE/OFFICER

Barbara B.           Trustee        January 1994        President, Postal Addvantage         One registered
Dreeben (62)                                            (7/92-present), which is a postal    investment company
                                                        mail list management service.        consisting of 39 funds

Robert L. Mason,     Trustee        January 1997        Institute Analyst, Southwest         One registered
Ph.D. (61)                                              Research Institute (3/02-present);   investment company
                                                        Staff Analyst, Southwest Research    consisting of 39 funds
                                                        Institute (9/98-3/02), which
                                                        focuses in the fields of
                                                        technological research.

Michael F.           Trustee        January 2000        President of Reimherr Business       One registered
Reimherr (61)                                           Consulting (5/95-present), which     investment company
                                                        performs business valuations of      consisting of 39 funds
                                                        large companies to include the
                                                        development of annual business
                                                        plans, budgets, and internal
                                                        financial reporting.

Richard A.           Trustee and    January 1992        Vice President, Beldon Roofing       One registered
Zucker (64)          Chairman       and Chair since     Company (7/85-present).              investment company
                                    February 2005                                            consisting of 39 funds

* The address for each Non-Interested Trustee is USAA Investment Management Company, P.O. Box 659430, San Antonio, Texas 78265-9430.

** The term of office for each Trustee is twenty (20) years or until the Trustee reaches age 70. All members of the Board of Trustees shall be presented to shareholders for election or reelection, as the case may be, at least once every five (5) years. Vacancies on the Board of Trustees can be filled by the action of a majority of the Trustees, provided that at least two-thirds of the Trustees have been elected by the shareholders.

TRUSTEES AND OFFICERS OF THE TRUST WHO ARE EMPLOYEES OF THE MANAGER OR AFFILIATED COMPANIES AND ARE CONSIDERED "INTERESTED PERSONS" UNDER THE 1940 ACT.

                     POSITION(S)    TERM OF OFFICE      PRINCIPAL OCCUPATION(S) AND          NUMBER OF USAA
NAME, ADDRESS*       HELD WITH      AND FUNDS           OUTSIDE DIRECTORSHIPS DURING         FUNDS OVERSEEN BY
AND AGE              FUNDS          TRUSTEE/OFFICER     THE PAST FIVE YEARS                  TRUSTEE/OFFICER

Christopher W.       Trustee,       February 2001       President, Financial Services        One registered
Claus (46)           President,                         Group, USAA (1/07-present);          investment company
                     and Vice                           Chair of the Board of Directors      consisting of 39 funds
                     Chairman                           and Chief Investment Officer,
                                                        USAA Investment Management
                                                        Company (IMCO) (1/07-present);
                                                        President and Chief Executive
                                                        Officer, Director, and Chairman
                                                        of the Board of Directors, IMCO
                                                        (12/04-1/07); President and Chief
                                                        Executive Officer, Director, and
                                                        Vice Chairman of the Board of Directors,
                                                        IMCO (2/01-12/04). Mr. Claus also
                                                        serves as Chairman of the Board of
                                                        Directors of USAA  Shareholder Account
                                                        Services (SAS); USAA Financial Planning
                                                        Services Insurance Agency, Inc. (FPS)
                                                        and USAA Financial Advisors, Inc. (FAI);
                                                        and a director of USAA Life Insurance
                                                        Company (USAA Life) and USAA Federal
                                                        Savings Bank.

Kristi A.            Senior Vice    February 2007       President and Director, IMCO         One registered
Matus (39)           President                          (2/07-present); President and        investment company
                                                        Vice Chair of the Board of           consisting of 39 funds
                                                        Directors, USAA Life (3/04-present);
                                                        Vice President, Products & Regulatory
                                                        Management, USAA Life (1/04-3/04);
                                                        Vice President, Life Insurance Solutions,
                                                        USAA Life (9/02-1/04); Executive Vice
                                                        President and Chief Operating Officer,
                                                        Thrivent Financial Bank (6/01-9/02). Ms.
                                                        Matus also serves as President and
                                                        Director of SAS.

Clifford A.          Vice           May 2002            Senior Vice President, Fixed Income  One registered
Gladson (56)         President                          Investments, IMCO (9/02-present);    investment company
                                                        Vice President, Fixed Income         consisting of 39 funds
                                                        Investments, IMCO (5/02-9/02).

Ronald B. Sweet      Vice           June 2006           Vice President, Equity Investments,  One registered
(44)                 President                          IMCO (6/06-present); Assistant       investment company
                                                        Vice President, Investment Strategy  consisting of 39 funds
                                                        & Analysis, USAA (12/01-6/06).

                     POSITION(S)    TERM OF OFFICE      PRINCIPAL OCCUPATION(S) AND          NUMBER OF USAA
NAME, ADDRESS*       HELD WITH      AND FUNDS           OUTSIDE DIRECTORSHIPS DURING         FUNDS OVERSEEN BY
AND AGE              FUNDS          TRUSTEE/OFFICER     THE PAST FIVE YEARS                  TRUSTEE/OFFICER

Mark S. Howard       Secretary      September 2002      Senior Vice President, USAA Life/    One registered
(43)                                                    IMCO/FPS General Counsel,            investment company
                                                        USAA (10/03-present); Senior Vice    consisting of 39 funds
                                                        President, Securities Counsel,
                                                        USAA (12/02-10/03); Senior Vice
                                                        President, Securities Counsel and
                                                        Compliance, IMCO  1/02-12/02).
                                                        Mr. Howard also holds the officer
                                                        positions of Senior Vice President,
                                                        Secretary and Counsel for USAA Life,
                                                        IMCO, SAS, FPS, and FAI.

Debra K.             Treasurer      July 2005           Assistant Vice President, IMCO/FPS   One registered
Dunn (37)                                               Finance, USAA (9/04-present);        investment company
                                                        Executive Director IMCO/FPS          consisting of 39 funds
                                                        Finance, USAA (12/03-9/04);
                                                        Executive Director FPS Finance,
                                                        USAA (2/03-12/03); Director FPS
                                                        Finance, USAA (12/02-2/03);
                                                        Director Strategic Financial
                                                        Analysis, IMCO (1/01-12/02). Ms.
                                                        Dunn also holds the officer positions
                                                        of Assistant Vice President and
                                                        Treasurer for IMCO and SAS.

James L. Love        Assistant      February 2007       Executive Director Executive         One registered
(38)                 Secretary                          Attorney (EP), Securities Counsel,   investment company
                                                        USAA (1/03-present); Senior          consisting of 39 funds
                                                        Counsel, Securities Counsel, USAA
                                                        (12/02-1/03); Senior Counsel,
                                                        Securities Counsel and Compliance,
                                                        IMCO (5/02-12/02).

Roberto Galindo,     Assistant      July 2000           Assistant Vice President, Portfolio  One registered
 Jr. (46)            Treasurer                          Accounting/Financial Administration, investment company
                                                        USAA (12/02-present); Assistant Vice consisting of 39 funds
                                                        President, Mutual Fund Analysis &
                                                        Support, IMCO (10/01-12/02).

Jeffrey D. Hill      Chief          September           Assistant Vice President, Mutual     One registered
(39)                 Compliance     2004                Funds Compliance, USAA               investment company
                     Officer                            (9/04-present); Assistant Vice       consisting of 39 funds
                                                        President, Investment Management
                                                        Administration & Compliance, USAA
                                                        (12/02-9/04); Assistant Vice
                                                        President, Investment Management
                                                        Administration & Compliance, IMCO
                                                        (9/01-12/02).

* The address of the Interested Trustee and each officer is P.O. Box 659430, San Antonio, Texas 78265-9430.

COMMITTEES OF THE BOARD OF TRUSTEES

The Board of Trustees typically conducts regular meetings five or six times a year to review the operations of the Funds in the USAA family of funds. During the Funds' most recent full fiscal year ended March 31, 2007, the Board of Trustees held meetings five times. A portion of these meetings is devoted to various committee meetings of the Board of Trustees, which focus on particular matters. In addition, the Board of Trustees may hold special meetings by telephone or in person to discuss specific matters that may require action prior to the next regular meeting. The Board of Trustees has four committees: an Executive Committee, an Audit Committee, a Pricing and Investment Committee, and a Corporate Governance Committee. The duties of these four Committees and their present membership are as follows:

EXECUTIVE COMMITTEE: Between the meetings of the Board of Trustees and while the Board is not in session, the Executive Committee of the Board of Trustees has all the powers and may exercise all the duties of the Board of Trustees in the management of the business of the Trust that may be delegated to it by the Board. Trustees Claus and Zucker are members of the Executive Committee. During the Funds' most recent full fiscal year ended March 31, 2007, the Executive Committee held no meetings.

AUDIT COMMITTEE: The Audit Committee of the Board of Trustees reviews the financial information and the independent auditors' reports, and undertakes certain studies and analyses as directed by the Board. Trustees Dreeben, Mason, Reimherr, and Zucker are members of the Audit Committee. During the Funds' most recent full fiscal year ended March 31, 2007, the Audit Committee held meetings four times.

PRICING AND INVESTMENT COMMITTEE: The Pricing and Investment Committee of the Board of Trustees acts upon various investment-related issues and other matters that have been delegated to it by the Board. Trustees Claus, Dreeben, Mason, Reimherr, and Zucker are members of the Pricing and Investment Committee. During the Funds' most recent full fiscal year ended March 31, 2007, the Pricing and Investment Committee held meetings four times.

CORPORATE GOVERNANCE: The Corporate Governance Committee of the Board of Trustees maintains oversight of the organization, performance, and effectiveness of the Board and independent Trustees. Trustees Dreeben, Mason, Reimherr, and Zucker are members of the Corporate Governance Committee. During the Funds' most recent full fiscal year ended March 31, 2007, the Corporate Governance Committee held meetings five times.

In addition to the previously listed Trustee and/or officers of the Trust who also serve as Directors and/or officers of the Manager, the following individuals are executive officers of the Manager: Terri L. Luensmann, Senior Vice President, Investment Operations, and Casey L. Wentzell, Senior Vice President, Investment Sales and Service. There are no family relationships among the Trustees, officers, and managerial level employees of the Trust.

The following table sets forth the dollar range of total equity securities beneficially owned by the Trustees of the Funds listed in this SAI and in all the USAA Funds overseen by the Trustees as of the calendar year ended December 31, 2006.

                                                                  USAA FUND
                         CALIFORNIA       CALIFORNIA MONEY         COMPLEX
                          BOND FUND          MARKET FUND             TOTAL

INTERESTED TRUSTEE

Christopher W. Claus        None                None            Over $100,000

NON INTERESTED TRUSTEES

Barbara B. Dreeben          None                None            Over $100,000
Robert L. Mason             None                None            Over $100,000
Michael F. Reimherr         None                None            Over $100,000
Richard A. Zucker           None                None            Over $100,000

The following table sets forth information describing the compensation of the current Trustees of the Trust for their services as Trustees for the fiscal year ended March 31, 2007.

   NAME                            AGGREGATE               TOTAL COMPENSATION
    OF                          COMPENSATION FROM             FROM THE USAA
  TRUSTEE                    FUNDS LISTED IN THIS SAI       FAMILY OF FUNDS (B)

INTERESTED TRUSTEE
Christopher W. Claus                None (a)                    None (a)

NON INTERESTED TRUSTEES
Barbara B. Dreeben                 $ 3,518                      $ 68,900
Robert L. Mason                    $ 3,749                      $ 73,400
Michael F. Reimherr                $ 3,442                      $ 67,400
Richard A. Zucker                  $ 4,057                      $ 79,400

(A) CHRISTOPHER W. CLAUS IS AFFILIATED WITH THE TRUST'S INVESTMENT ADVISER, IMCO, AND, ACCORDINGLY, RECEIVES NO REMUNERATION FROM THE TRUST OR ANY OTHER FUND IN THE USAA FUND COMPLEX.

(B) AT MARCH 31, 2007, THE USAA FUND COMPLEX CONSISTED OF ONE REGISTERED INVESTMENT COMPANY OFFERING 39 INDIVIDUAL FUNDS.

No compensation is paid by any fund to any Trustee who is a director, officer, or employee of IMCO or its affiliates. No pension or retirement benefits are accrued as part of fund expenses. The Trust reimburses certain expenses of the Trustees who are not affiliated with the investment adviser. As of June 30, 2007, the officers and Trustees of the Trust and their families as a group owned beneficially or of record less than 1% of the outstanding shares of the Trust.

The following table identifies all persons, who as of June 30, 2007, held of record or owned beneficially 5% or more of either Fund's shares.

                                NAME AND ADDRESS
     TITLE OF CLASS            OF BENEFICIAL OWNER          PERCENT OF CLASS

California Money               Idanta Partners LTD               5.9%
Market Fund                12526 High Bluff Dr Ste. 160
                                  San Diego, CA

California Money                   David J Dunn                  7.0%
Market Fund                 Trst Dunn Family Trust
                           12526 High Bluff Dr Ste 160
                                   San Diego, CA

                              THE TRUST'S MANAGER

As described in the prospectus, IMCO is the manager and investment adviser, providing services under the Advisory Agreement. IMCO, organized in May 1970, is a wholly owned indirect subsidiary of United Services Automobile Association
(USAA), a large, diversified financial services institution, and has served as investment adviser and underwriter for the Trust from its inception.

In addition to managing the Trust's assets, IMCO advises and manages the investments for USAA and its affiliated companies. As of the date of this SAI, total assets under management by IMCO were approximately $64 billion, of which approximately $39 billion were in mutual fund portfolios.

ADVISORY AGREEMENT

Under the Advisory Agreement, IMCO provides an investment program, carries out the investment policy, and manages the portfolio assets for each Fund. For these services under the Advisory Agreement, the Trust has agreed to pay IMCO a fee computed as described under Fund Management in the prospectus. Management fees are computed and accrued daily and payable monthly. IMCO is authorized, subject to the control of the Board of Trustees of the Trust, to determine the selection, amount, and time to buy or sell securities for each Fund. IMCO compensates all personnel, officers, and Trustees of the Trust if such persons are also employees of IMCO or its affiliates.

Except for the services and facilities provided by IMCO, the Funds pay all other expenses incurred in their operations. Expenses for which the Funds are responsible include taxes (if any); brokerage commissions on portfolio transactions (if any); expenses of issuance and redemption of shares; charges of transfer agents, custodians, and dividend disbursing agents; costs of preparing and distributing proxy material; auditing and legal expenses; certain expenses of registering and qualifying shares for sale; fees of Trustees who are not interested persons (not affiliated) of IMCO; costs of printing and mailing the prospectus, SAI, and periodic reports to existing shareholders; and any other charges or fees not specifically enumerated. IMCO pays the cost of printing and mailing copies of the prospectus, the SAI, and reports to prospective shareholders.

The Advisory Agreement will remain in effect until July 31, 2008, for each Fund and will continue in effect from year to year thereafter for each Fund as long as it is approved at least annually by a vote of the outstanding voting securities of such Fund (as defined by the 1940 Act) or by the Board of Trustees (on behalf of such Fund) including a majority of the Trustees who are not interested persons of IMCO or (otherwise than as Trustees) of the Trust, at a meeting called for the purpose of voting on such approval. The Advisory Agreement may be terminated at any time by either the Trust or IMCO on 60 days' written notice. It will automatically terminate in the event of its assignment (as defined in the 1940 Act).

From time to time, IMCO may voluntarily, without prior notice to shareholders, waive all or any portion of fees or agree to reimburse expenses incurred by a Fund. IMCO can modify or eliminate the voluntary waiver at any time without prior notice to shareholders.

For the last three fiscal years ended March 31, the Trust paid IMCO the following fees:

                                         2005          2006          2007

     California Bond Fund            $2,337,635      $2,344,323    $2,175,947
     California Money Market Fund    $1,400,048      $1,560,179    $1,635,614

The California Bond Fund's management fee is based upon two components, a base fee and a performance adjustment. The base fee, is accrued daily and paid monthly, is computed as a percentage of the aggregate average net assets of both Funds combined. This base fee is allocated between the Funds based on the relative net assets of each Fund. The base fee is computed and paid at one-half of one percent (0.50%) of the first $50 million of average net assets, two-fifths of one percent (0.40%) for that portion of average net assets over $50 million but not over $100 million, and three-tenths of one percent (0.30%) for that portion of average net assets over $100 million. The performance adjustment for the California Bond Fund increases or decreases the base fee depending upon the performance of a Fund relative to its relevant index. The California Bond Fund's performance will be measured relative to that of the Lipper California Municipal Debt Fund Index. With respect to the California Money Market Fund, the management fee will continue to consist solely of the base fee discussed in this paragraph.

COMPUTING THE PERFORMANCE ADJUSTMENT

For any month, the base fee of the California Bond Fund will equal the Fund's average net assets for that month multiplied by the annual base fee rate for the Fund, multiplied by a fraction, the numerator of which is the number of days in the month and the denominator of which is 365 (366 in leap years). The base fee is then adjusted based upon the Fund's average annual performance during the performance period compared to the average annual performance of the Fund's relevant index over the same time period. The performance period for the California Bond Fund consists of the current month plus the previous 35 months.

The annual performance adjustment rate is multiplied by the average net assets of the California Bond Fund over the entire performance period, which is then multiplied by a fraction, the numerator of which is the number of days in the month and the denominator of which is 365 (366 in leap years). The resulting amount is then added to (in the case of overperformance) or subtracted from (in the case of underperformance) the base fee as referenced in the chart on the below:

          OVER/UNDER PERFORMANCE                  ANNUAL ADJUSTMENT RATE
           RELATIVE TO INDEX                 (IN BASIS POINTS AS A PERCENTAGE
          (IN BASIS POINTS) 1                 OF A FUND'S AVERAGE NET ASSETS)

            +/- 20 to 50                                +/- 4
            +/- 51 to 100                               +/- 5
          +/- 101 and greater                           +/- 6

  1 BASED ON THE DIFFERENCE BETWEEN AVERAGE ANNUAL PERFORMANCE OF THE FUND AND ITS RELEVANT INDEX, ROUNDED TO THE NEAREST BASIS POINT (.01%).

For example, assume that a fixed income fund with average net assets of $900 million has a base fee of 0.30 of 1% (30 basis points) of the fund's average net assets. Also assume that the fund had average net assets during the performance period of $850 million. The following examples demonstrate the effect of the performance adjustment during a given 30-day month in various market environments, including situations in which the fund has outperformed, underperformed, and approximately matched its relevant index:

                                    EXAMPLES

                                  1           2          3            4           5          6
Fund Performance (a)            6.80%       5.30%      4.30%       (7.55%)    (-5.20%)     (3.65%)
Index Performance (a)           4.75%       5.15%      4.70%       (8.50%)    (-3.75%)     (3.50%)
                             ---------   ---------   ---------   ---------   ---------   -----------
Over/Under Performance (b)     + 205         +15       - 40         + 95       - 145        - 15
Annual Adjustment Rate (b)       + 6           0         -4          + 5         - 6           0
Monthly Adjustment Rate (c)     .0049%         n/a    (.0033%)      .0041%    (.0049%)         n/a
Base Fee for Month           $ 221,918   $ 221,918   $ 221,918   $ 221,918   $ 221,918   $ 221,918
Performance Adjustment          41,650           0    (28,050)      34,850    (41,650)           0
                             -----------------------------------------------------------------------
Monthly Fee                  $ 263,568   $ 221,918   $ 193,868   $ 256,768   $ 180,268   $ 221,918
                             =======================================================================

(A) AVERAGE ANNUAL PERFORMANCE OVER A 36-MONTH PERIOD

(B) IN BASIS POINTS

(C) ANNUAL ADJUSTMENT RATE DIVIDED BY 365, MULTIPLIED BY 30, AND STATED AS A PERCENTAGE

The California Bond Fund measures its investment performance by comparing the beginning and ending redeemable value of an investment in the Fund during the measurement period, assuming the reinvestment of dividends and capital gains distributions during the period. Lipper uses this same methodology when it measures the investment performance of the component mutual funds within the California Municipal Debt Fund Index. Because the adjustment to the base fee is based upon the Fund's performance compared to the investment record of its Index, the controlling factor as to whether a performance adjustment will be made is not whether the Fund's performance is up or down per se, but whether it is up or down more or less than the record of its Index. Moreover, the comparative investment performance of the Fund is based solely on the relevant performance period without regard to the cumulative performance over a longer or shorter period of time.

ADMINISTRATION AND SERVICING AGREEMENT

Under an Administration and Servicing Agreement effective August 1, 2001, IMCO is obligated on a continuous basis to provide such administrative services as the Board of Trustees of the Trust reasonably deems necessary for the proper administration of the Funds. IMCO will generally assist in all aspects of the Funds' operations; supply and maintain office facilities, statistical and research data, data processing services, clerical, accounting, bookkeeping and recordkeeping services (including without limitation the maintenance of such books and records as are required under the 1940 Act and the rules thereunder, except as maintained by other agents), internal auditing, executive and administrative services, and stationery and office supplies; prepare and file tax returns; supply financial information and supporting data for reports to and filings with the SEC and various state Blue Sky authorities; supply supporting documentation for meetings of the Board of Trustees; provide and maintain an appropriate fidelity bond; process and coordinate purchases and redemptions and coordinate and implement wire transfers in connection therewith; execute orders under any offer of exchange involving concurrent purchases and redemptions of shares of one or more funds in the USAA family of funds; respond to shareholder inquiries; assist in processing shareholder proxy statements, reports, prospectuses, and other shareholder communications; furnish statements and confirms of all account activity; respond to shareholder complaints and other correspondence; and negotiate arrangements with, and supervise and coordinate the activities of, agents and others to supply services. For these services under the Administration and Servicing Agreement, the Trust has agreed to pay IMCO a fee computed daily and paid monthly, at an annual rate equal to fifteen one-hundredths of one percent (0.15%) for the California Bond Fund and one-tenth of one percent (0.10%) for the California Money Market Fund of the average net assets of the respective Fund. We may also delegate one or more of our responsibilities to others at our expense.

For the last three fiscal years ended March 31, the Trust paid IMCO the following administration and servicing fees:

                                        2005          2006          2007
     California Bond Fund             $ 988,679    $1,032,142    $1,056,427
     California Money Market Fund     $ 446,494    $  499,050    $  523,884

In addition to the services provided under the Funds' Administration and Servicing Agreement, the Manager also provides certain legal and tax services for the benefit of the Funds. The Trust's Board of Trustees has approved the reimbursement of these expenses incurred by the Manager. For the fiscal year ended March 31, the Funds reimbursed the Manager for these legal and tax services as follows:

                                         2006          2007
     California  Bond Fund              $20,913       $16,981
     California  Money  Market  Fund    $16,756       $13,137

CODE OF ETHICS

The Funds and the Manager have adopted a joint code of ethics pursuant to Rule 17j-1 under the 1940 Act, which permits personnel covered by the rule to invest in securities that may be purchased or held by a Fund but prohibits fraudulent, deceptive, or manipulative conduct in connection with that personal investing. The Board of Trustees reviews the administration of the joint code of ethics at least annually and receives certifications from the Manager regarding compliance with the code of ethics annually.

While the officers and employees of the Manager, as well as those of the Funds, may engage in personal securities transactions, there are certain restrictions in the procedures in the Codes of Ethics adopted by the Manager and the Funds. The Codes of Ethics are designed to ensure that the shareholders' interests come before the individuals who manage their Funds. The Codes of Ethics require the portfolio manager and other employees with access information about the purchase or sale of securities by the Funds to abide by the Code of Ethics requirements before executing permitted personal trades. A copy of the Codes of Ethics has been filed with the SEC and is available for public view.

UNDERWRITER

The Trust has an agreement with IMCO for exclusive underwriting and distribution of the Funds' shares on a continuing best-efforts basis. This agreement provides that IMCO will receive no fee or other compensation for such distribution services.

TRANSFER AGENT

The Transfer Agent performs transfer agent services for the Trust under a Transfer Agency Agreement. Services include maintenance of shareholder account records, handling of communications with shareholders, distribution of Fund dividends, and production of reports with respect to account activity for shareholders and the Trust. For its services under the Transfer Agency Agreement, each Fund pays the Transfer Agent an annual fixed fee of $25.50 per account. This fee is subject to change at any time.

The fee to the Transfer Agent includes processing of all transactions and correspondence. Fees are billed on a monthly basis at the rate of one-twelfth of the annual fee. Each Fund pays all out-of-pocket expenses of the Transfer Agent and other expenses which are incurred at the specific direction of the Trust. In addition, certain entities may receive payments directly or indirectly from the Transfer Agent, IMCO, or their affiliates for providing shareholder services to their clients who hold Fund shares.

                          PORTFOLIO MANAGER DISCLOSURE

OTHER ACCOUNTS MANAGED

The following tables set forth other accounts for which the Funds' portfolio managers were primarily responsible for the day-to-day portfolio management as of the fiscal year ended March 31, 2007, unless otherwise specified.

CALIFORNIA BOND FUND

==================================================================================================================================
Portfolio Manager      Registered Investment Companies       Other Pooled Investment Vehicles           Other Accounts
                     Number of accounts     Total assets    Number of accounts    Total assets   Number of accounts  Total assets
==================================================================================================================================
Robert Pariseau            3*             $3,231,368,000           0              $0                   0             $0

John C. Bonnell            6**            $5,844,082,000           0              $0                   0             $0

* All three of the accounts managed by Mr. Pariseau have advisory fees based on the performance of the account.

** Three of these accounts with total assets of $3,231,368,000 have advisory fees based on the performance of the account.

CONFLICTS OF INTEREST

These portfolio managers provide portfolio management services only to investment companies in the USAA retail fund family and do not manage any private accounts or unregistered mutual funds. Portfolio managers make investment decisions for the funds they manage based on the fund's investment objective, permissible investments, cash flow, and other relevant investment considerations that they consider applicable to that portfolio. Therefore, portfolio managers could purchase or sell securities for one portfolio and not another portfolio, or can take similar action for two portfolios at different times, even if the portfolios have the same investment objective and permissible investments.

Potential conflicts of interest may arise when allocating and/or aggregating trades for funds with a performance fee and those without a performance fee. IMCO often will aggregate multiple orders for the same ecurity for different mutual funds into one single order. To address these potential conflicts of interest, IMCO has adopted detailed procedures regarding the allocation of client orders, and such transactions must be allocated to funds in a fair and equitable manner.

The performance of each Fund is also periodically reviewed by IMCO's Investment Strategy Committee (ISC), and portfolio managers have the opportunity to explain the reasons underlying a Fund's performance. The ISC and the Board of Trustees of USAA Mutual Funds Trust also routinely review and compare the performance of the California Funds with the performance of other funds with the same investment objectives and permissible investments.

As discussed above, IMCO has policies and procedures designed to seek to minimize potential conflicts of interest arising from portfolio managers advising multiple funds. The Mutual Funds compliance department monitors a variety of areas to ensure compliance with the USAA Funds Compliance Program written procedures, including monitoring each fund's compliance with its investment restrictions and guidelines, and monitoring and periodically reviewing or testing transactions made on behalf of multiple funds to seek to ensure compliance with the USAA Funds Compliance Program written policies and procedures.

COMPENSATION

IMCO's compensation structure includes a base salary and an incentive component. The portfolio managers are officers of IMCO and their base salary is determined by the salary range for their official position, which is influenced by market and competitive considerations. The base salary is fixed but can change each year as a result of the portfolio manager's annual evaluation or if the portfolio manager is promoted. Each portfolio manager also is eligible to receive an incentive payment based on the performance of the Fund(s) managed by the portfolio manager compared to each Fund's comparative ranking against all funds within the appropriate Lipper category, or for money market funds within the appropriate iMoney Net, Inc. category. Each fixed income fund, except for the money market funds, has a performance fee component to the advisory fee earned by IMCO. The performance fee adjustment for these Funds is based on the Fund's relative performance compared to the appropriate Lipper index, rather than the Fund's ranking against all funds in its Lipper category. Portfolio managers will receive incentive payments under this plan only if the Funds they manage are at or above the 50th percentile compared to their industry peers, and the incentive payment increases the higher the Fund's relative ranking in its peer universe. In determining the incentive payment of a portfolio manager who manages more than one Fund, IMCO considers the relative performance of each Fund in proportion to the total assets managed by the portfolio manager.

In addition to salary and incentive payments, portfolio managers also participate in other USAA benefits to the same extent as other employees. Also, USAA has established certain supplemental retirement programs and bonus program available to all officers of USAA-affiliated companies.

PORTFOLIO OWNERSHIP

Because the California Funds can only be offered for sale to California residents, as of the fiscal year ended March 31, 2007, the Funds' portfolio managers did not beneficially own any securities of these Funds.

                          PORTFOLIO HOLDINGS DISCLOSURE

The Trust's Board of Trustees has adopted a policy on selective disclosure of portfolio holdings. The Trust's policy is to protect the confidentiality of each Fund's portfolio holdings and prevent the selective disclosure of material non-public information about the identity of such holdings. To prevent the selective disclosure of portfolio holdings of the Funds, the general policy of the Funds is to not disclose any portfolio holdings of the Funds, other than the portfolio holdings filed with the SEC on Form N-CSR (I.E., annual and semiannual reports) and Form N-Q (I.E., quarterly portfolio holdings reports), and any portfolio holdings made available on USAA.COM. This general policy shall not apply, however, in the following instances:

* Where the person to whom the disclosure is made owes a fiduciary or other duty of trust or confidence to the Funds (E.G., auditors, attorneys, and Access Persons under the Funds' Joint Code of Ethics);

* Where the person has a valid reason to have access to the portfolio holdings information and has agreed not to disclose or misuse the information (E.G., custodians, accounting agents, securities lending agents, subadvisers, rating agencies, mutual fund evaluation services, such as Lipper, and proxy voting agents);

*    As disclosed in this SAI; and

*    As required by law or a regulatory body.

If portfolio holdings are released pursuant to an ongoing arrangement with any party that owes a fiduciary or other duty of trust or confidence to a Fund or has a valid reason to have access to the portfolio holdings information and has agreed not to disclose or misuse the information, the Fund must have a legitimate business purpose for doing so, and neither the Fund, nor the Manager or its affiliates, may receive any compensation in connection with an arrangement to make available information about the Fund's portfolio holdings. If the applicable conditions set forth above are satisfied, the Fund may distribute portfolio holdings to mutual fund evaluation services such as Lipper Inc. and broker-dealers that may be used by the Fund, for the purpose of efficient trading and receipt of relevant research. In providing this information to broker-dealers, reasonable precautions are taken to avoid any potential misuse of the disclosed information.

The Fund also may disclose any and all portfolio information to its service providers and others who generally need access to such information in the performance of their contractual duties and responsibilities and are subject to duties of confidentiality, including a duty not to trade on non-public information, imposed by law and/or agreement. These service providers include each Fund's custodian, auditors, attorneys, investment adviser and subadviser(s), administrator, and each of their respective affiliates and advisers.

Any person or entity that does not have a previously approved ongoing arrangement to receive non-public portfolio holdings information and seeks a Fund's portfolio holdings information that (i) has not been filed with the SEC, or (ii) is not available on USAA.COM, must submit its request in writing to the Fund's Chief Compliance Officer (CCO), or USAA Securities Counsel, who will make a determination whether disclosure of such portfolio holdings may be made and whether the relevant Fund needs to make any related disclosure in its SAI.

A report will be made to each Fund's Board of Trustees at each quarterly meeting about (i) any determinations made by the CCO, or Securities Counsel, pursuant to the procedures set forth in this paragraph, and (ii) any violations of the portfolio holdings policy.

Each Fund intends to post its annual and semiannual reports, and quarterly schedules of portfolio holdings on USAA. COM after these reports are filed with the Securities and Exchange Commission. In addition, the California Bond Fund intends to post its top ten holdings on USAA.COM 15 days following the end of each month.

In order to address potential conflicts of interest between the interests of a Fund's shareholders, on the one hand, and the interests of the Fund's investment adviser, principal underwriter, or certain affiliated persons, on the other, the Funds have adopted the policies described above (i) prohibiting the receipt of compensation in connection with an arrangement to make available information about a Fund's portfolio holdings and (ii) requiring certain requests for non-public portfolio holdings information to be approved by the CCO or Securities Counsel, and then reported to the Fund's Board, including the Non Interested Trustees.

                               GENERAL INFORMATION

CUSTODIAN AND ACCOUNTING AGENT

State Street Bank and Trust Company, P.O. Box 1713, Boston, Massachusetts 02105, is the Trust's custodian and accounting agent. The Custodian is responsible for, among other things, safeguarding and controlling each Fund's cash and securities, handling the receipt and delivery of securities, processing the pricing of each Fund's securities, and collecting interest on the Funds' investments. The accounting agent is responsible for, among other things, calculating each Fund's daily net asset value and other recordkeeping functions.

COUNSEL

Kirkpatrick & Lockhart Preston Gates Ellis LLP, 1601 K Street NW, Washington, DC 20006-1600, reviews certain legal matters for the Trust in connection with the shares offered by the prospectus.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Ernst & Young LLP, 1800 Frost Bank Tower, 100 West Houston Street, San Antonio, Texas 78205, is the current independent registered public accounting firm for the Funds. In this capacity, the firm is responsible for the audits of the annual financial statements of the Funds and reporting thereon.

              APPENDIX A - TAX-EXEMPT SECURITIES AND THEIR RATINGS

TAX-EXEMPT SECURITIES

Tax-exempt securities generally include debt obligations issued by states and their political subdivisions, and duly constituted authorities and corporations, to obtain funds to construct, repair or improve various public facilities such as airports, bridges, highways, hospitals, housing, schools, streets, and water and sewer works. Tax-exempt securities may also be issued to refinance outstanding obligations as well as to obtain funds for general operating expenses and for loans to other public institutions and facilities.

The two principal classifications of tax-exempt securities are "general obligations" and "revenue" or "special tax" bonds. General obligation bonds are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue or special tax bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other tax, but not from general tax revenues. The Funds may also invest in tax-exempt industrial development revenue bonds, which in most cases are revenue bonds and generally do not have the pledge of the credit of the issuer. The payment of the principal and interest on such industrial development revenue bonds is dependent solely on the ability of the user of the facilities financed by the bonds to meet its financial obligations and the pledge, if any, of real and personal property so financed as security for such payment. There are, of course, many variations in the terms of, and the security underlying, tax-exempt securities. Short-term obligations issued by states, cities, municipalities or municipal agencies include tax anticipation notes, revenue anticipation notes, bond anticipation notes, construction loan notes, and short-term notes.

The yields of tax-exempt securities depend on, among other things, general money market conditions, conditions of the tax-exempt bond market, the size of a particular offering, the maturity of the obligation, and the rating of the issue. The ratings of Moody's Investors Service (Moody's), Standard & Poor's Ratings Group (S&P), Fitch Ratings (Fitch), Dominion Bond Rating Service Limited (Dominion), and A.M. Best Co., Inc. (A.M. Best) represent their opinions of the quality of the securities rated by them. It should be emphasized that such ratings are general and are not absolute standards of quality. Consequently, securities with the same maturity, coupon, and rating may have different yields, while securities of the same maturity and coupon but with different ratings may have the same yield. It will be the responsibility of the Manager to appraise independently the fundamental quality of the tax-exempt securities included in a Fund's portfolio.

1. LONG-TERM DEBT RATINGS:

MOODY'S INVESTORS SERVICE


Aaa Obligations rated Aaa are judged to be of the best quality, with minimal credit risk.

Aa Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A Obligations rated A are considered upper-medium grade and are subject to low credit risk.

Baa Obligations rated Baa are subject to moderate credit risk. They are considered medium-grade and as such may possess certain speculative characteristics.

Ba Obligations rated Ba are judged to have speculative elements and are subject to substantial credit risk.

B Obligations rated B are considered speculative and are subject to high risk.

Caa Obligations rated Caa are judged to be of poor standing and are subject to very high credit risk.

Ca Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C Obligations rated C are the lowest rated class of bonds and are typically in default, with little prospect for recovery of principal or interest.

NOTE: MOODY'S APPLIES NUMERICAL MODIFIERS 1, 2, AND 3 IN EACH GENERIC RATING CLASSIFICATION FROM AAA THROUGH C. THE MODIFIER 1 INDICATES THAT THE OBLIGATION RANKS IN THE HIGHER END OF ITS GENERIC RATING CATEGORY, THE MODIFIER 2 INDICATES A MID-RANGE RANKING, AND THE MODIFIER 3 INDICATES A RANKING IN THE LOWER END OF THAT GENERIC RATING CATEGORY.

STANDARD & POOR'S RATINGS GROUP (S&P)

AAA An obligation rated AAA has the highest rating assigned by S&P. The obligor's capacity to meet its financial commitment on the obligation is EXTREMELY STRONG.

AA An obligation rated AA differs from the highest rated issues only in small degree. The obligor's capacity to meet its financial commitment on the obligation is VERY STRONG.

A An obligation rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still STRONG.

BBB An obligation rated BBB exhibits ADEQUATE capacity to pay interest and repay principal. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB An obligation rated BB is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B An obligation rated B is more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

CCC An obligation rated CCC is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC          An obligation rated C is currently highly vulnerable to nonpayment.

C An obligation rated C may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.

D An obligation rated D is in payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

PLUS (+) OR MINUS (-): THE RATINGS FROM AA TO BBB MAY BE MODIFIED BY THE ADDITION OF A PLUS OR MINUS SIGN TO SHOW RELATIVE STANDING WITHIN THE MAJOR RATING CATEGORIES.

FITCH RATINGS

AAA Highest credit quality. "AAA" ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA Very high credit quality. "AA" ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A High credit quality. "A" ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB Good credit quality. "BBB" ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

BB SPECULATIVE. "BB" ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

B HIGHLY SPECULATIVE. "B" ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

CCC      HIGH  DEFAULT  RISK.   "CCC"  ratings   indicate   default  is  a  real
         possibility. Capacity for meeting financial commitment is solely reliant upon sustained, favorable business or economic developments.

CC HIGH DEFAULT RISK. A "CC" rating indicates that default of some kind appears probable.

C        HIGH DEFAULT RISK. "C" ratings signal imminent default.

DDD DEFAULT. The ratings of obligations in this category are based on their prospects for achieving partial or full recovery in a reorganization or liquidation of the obligor. While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines. "DDD" obligations have the highest potential for recovery, around 90% - 100% of outstanding amounts and accrued interest.

PLUS (+) OR MINUS (-): THE RATINGS FROM AA TO BBB MAY BE MODIFIED BY THE ADDITION OF A PLUS OR MINUS SIGN TO SHOW RELATIVE STANDING WITHIN THE MAJOR RATING CATEGORIES.

DOMINION BOND RATING SERVICE LIMITED

As is the case with all Dominion rating scales, long-term debt ratings are meant to give an indication of the risk that the borrower will not fulfill its full obligations in a timely manner with respect to both interest and principal commitments. Dominion ratings do not take factors such as pricing or market risk into consideration and are expected to be used by purchasers as one part of their investment process. Every Dominion rating is based on quantitative and qualitative considerations that are relevant for the borrowing entity.

AAA Bonds rated "AAA" are of the highest credit quality, with exceptionally strong protection for the timely repayment of principal and interest. Earnings are considered stable, the structure of the industry in which the entity operates is strong, and the outlook for future profitability is favorable. There are few qualifying factors present that would detract from the performance of the entity, the strength of liquidity and coverage ratios is unquestioned, and the entity has established a creditable track record of superior performance. Given the extremely tough definition that Dominion has established for this category, few entities are able to achieve a AAA rating.

AA Bonds rated "AA" are of superior credit quality, and protection of interest and principal is considered high. In many cases, they differ from bonds rated AAA only to a small degree. Given the extremely tough definition that Dominion has for the AAA category (which few companies are able to achieve), entities rated AA are also considered to be strong credits, which typically exemplify above-average strength in key areas of consideration and are unlikely to be significantly affected by reasonably foreseeable events.

A Bonds rated "A" are of satisfactory credit quality. Protection of interest and principal is still substantial, but the degree of strength is less than with AA rated entities. While a respectable rating, entities in the "A" category are considered to be more susceptible to adverse economic conditions and have greater cyclical tendencies than higher rated companies.

BBB Bonds rated "BBB" are of adequate credit quality. Protection of interest and principal is considered adequate, but the entity is more susceptible to adverse changes in financial and economic conditions, or there may be other adversities present that reduce the strength of the entity and its rated securities.

BB Bonds rated "BB" are defined to be speculative, where the degree of protection afforded interest and principal is uncertain, particularly during periods of economic recession. Entities in the BB area typically have limited access to capital markets and additional liquidity support and, in many cases, small size or lack of competitive strength may be additional negative considerations.

B Bonds rated "B" are highly speculative and there is a reasonably high level of uncertainty which exists as to the ability of the entity to pay interest and principal on a continuing basis in the future, especially in periods of economic recession or industry adversity.

CCC/CC/C Bonds rated in any of these categories are very highly speculative and are in danger of default of interest and principal. The degree of adverse elements present is more severe than bonds rated "B." Bonds rated below "B" often have characteristics, which, if not remedied, may lead to default. In practice, there is little difference between the "C" to "CCC" categories, with "CC" and "C" normally used to lower ranking debt of companies where the senior debt is rated in the "CCC" to "B" range.

D This category indicates Bonds in default of either interest or principal.

NOTE: (HIGH/LOW) GRADES ARE USED TO INDICATE THE RELATIVE STANDING OF A CREDIT WITHIN A PARTICULAR RATING CATEGORY. THE LACK OF ONE OF THESE DESIGNATIONS INDICATES A RATING THAT IS ESSENTIALLY IN THE MIDDLE OF THE CATEGORY. NOTE THAT "HIGH" AND "LOW" GRADES ARE NOT USED FOR THE AAA CATEGORY.

A.M. BEST CO., INC.

A.M. Best's Long-Term Debt Rating (issue credit rating) is an opinion as to the issuer's ability to meet its financial obligations to security holders when due. There ratings are assigned to debt and preferred stock issues.

aaa      Assigned  to  issues,   where  the  issuer  has,  in  our  opinion,  an
         exceptional ability to meet the terms of the obligation.

aa Assigned to issues, where the issuer has, in our opinion, a very strong ability to meet the terms of the obligation.

a Assigned to issues, where the issuer has, in our opinion, a strong ability to meet the terms of the obligation.

bbb Assigned to issues, where the issuer has, in our opinion, an adequate ability to meet the terms of the obligation; however, is more susceptible to changes in economic or other conditions.

bb Assigned to issues, where the issuer has, in our opinion, speculative credit characteristics generally due to a modest margin of principal and interest payment protection and vulnerability to economic changes.

b Assigned to issues, where the issuer has, in our opinion, very speculative credit characteristics generally due to a modest margin of principal and interest payment protection and extreme vulnerability to economic changes.

ccc,
cc, c Assigned to issues, where the issuer has, in our opinion, extremely speculative credit characteristics, generally due to a modest margin of principal and interest payment protection and/or limited ability to withstand adverse changes in economic or other conditions.

d In default on payment of principal, interest or other terms and conditions. The rating also is utilized when a bankruptcy petition, or similar action, has been filed.

RATINGS FROM "AA" TO "BBB" MAY BE ENHANCED WITH A "+" (PLUS) OR "-" (MINUS) TO INDICATE WHETHER CREDIT QUALITY IS NEAR THE TOP OR BOTTOM OF A CATEGORY.

2. SHORT-TERM DEBT RATINGS:

MOODY'S STATE AND TAX-EXEMPT NOTES

MIG-1 This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG-2         This  designation  denotes  strong  credit  quality.   Margins  of
              protection are ample, although not as large as in the preceding group.

MIG-3         This designation denotes acceptable credit quality.  Liquidity and
              cash-flow   protection  may  be  narrow,  and  market  access  for
              refinancing is likely to be less well-established.

SG This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

NP Not Prime. Issues do not fall within any of the Prime rating categories.

MOODY'S COMMERCIAL PAPER

Prime-1 Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:

         *  Leading market positions in well-established industries.
         *  High rates of return on funds employed.
         * Conservative capitalization structures with moderate reliance on debt and ample asset protection.
         * Broad margins in earning coverage of fixed financial charges and high internal cash generation.
         * Well-established access to a range of financial markets and assured sources of alternate liquidity.

Prime-2 Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Prime-3 Issuers rated Prime-3 have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

S&P TAX-EXEMPT NOTES

 SP-1 Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

 SP-2 Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

S&P COMMERCIAL PAPER

A-1 This designation indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus (+) sign designation.

A-2 Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated A-1.

A-3 Issues carrying this designation have an adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

B Issues rated "B" are regarded as having speculative capacity for timely payment.

C This rating is assigned to short-term debt obligations with a doubtful capacity for payment.

D Debt rated "D" is in payment default. The "D" rating category is used when interest payments or principal payments are not made on the due date, even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period.

FITCH'S COMMERCIAL PAPER, CERTIFICATES OF DEPOSIT, AND TAX-EXEMPT NOTES

F1 HIGHEST CREDIT QUALITY. Indicates the strongest capacity for timely payment of financial commitments; may have an added "+" to denote any exceptionally strong credit features.

F2 GOOD CREDIT QUALITY. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

F3 FAIR CREDIT QUALITY. The capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

B        SPECULATIVE.   Minimal   capacity  for  timely   payment  of  financial
         commitments,   plus  vulnerability  to  near-term  adverse  changes  in
         financial and economic conditions.

C HIGH DEFAULT RISK. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

D        DEFAULT. Denotes actual or imminent payment default.

DOMINION COMMERCIAL PAPER

R-1 (high)       Short-term  debt rated "R-1  (high)" is of the  highest  credit quality,  and indicates an entity that  possesses  unquestioned ability to repay current liabilities as they fall due. Entities rated  in this  category  normally  maintain  strong  liquidity positions, conservative debt levels and profitability, which is both  stable and above  average.  Companies  achieving  an "R-1
                 (high)"  rating  are  normally  leaders in  structurally  sound
                 industry  segments  with  proven  track  records,   sustainable
                 positive future results and no substantial qualifying negative factors. Given the extremely tough definition, which Dominion has established for an "R-1 (high)," few entities are strong enough to achieve this rating.

R-1 (middle)     Short-term  debt rated "R-1  (middle)"  is of  superior  credit quality and, in most cases, ratings in this category differ from "R-1 (high)" credits to only a small degree. Given the extremely tough definition, which Dominion has for the "R-1
                 (high)" category (which few companies are able to achieve), entities rated "R-1 (middle)" are also considered strong credits which typically exemplify above average strength in key areas of consideration for debt protection.

R-1  (low)       Short-term  debt rated "R-1  (low)" is of  satisfactory  credit quality. The overall strength and outlook for key liquidity, debt and profitability ratios is not normally as favorable as with higher rating categories, but these considerations are still respectable. Any qualifying negative factors that exist are considered manageable, and the entity is normally of sufficient size to have some influence in its industry.

R-2 (high),
R-2 (middle),
R-2 (low)        Short-term  debt rated "R-2" is of adequate  credit quality and within the three subset  grades,  debt  protection  ranges from having  reasonable  ability  for timely  repayment  to a level, which is considered only just adequate.  The liquidity and debt ratios  of  entities  in the  "R-2"  classification  are not as strong as those in the "R-1" category,  and the past and future trend may suggest some risk of maintaining  the strength of key ratios in these areas. Alternative sources of liquidity support
                 are  considered  satisfactory;   however,  even  the  strongest
                 liquidity support will not improve the commercial paper rating of the issuer. The size of the entity may restrict its flexibility, and its relative position in the industry is not typically as strong as an "R-1 credit." Profitability trends, past and future, may be less favorable, earnings not as stable, and there are often negative qualifying factors present, which could also make the entity more vulnerable to adverse changes in financial and economic conditions.

R-3 (high),
R-3 (middle),
R-3 (low)        Short-term  debt  rated  "R-3" is  speculative,  and within the three subset  grades,  the capacity for timely  payment  ranges from mildly speculative to doubtful. "R-3" credits tend to have weak  liquidity and debt ratios,  and the future trend of these
                 ratios  is  also  unclear.   Due  to  its  speculative  nature,
                 companies  with "R-3" ratings would  normally have very limited access to  alternative  sources of  liquidity.  Earnings  would
                 typically   be  very   unstable,   and  the  level  of  overall
                 profitability  of the  entity  is also  likely  to be low.  The
                 industry   environment   may  be  weak,  and  strong   negative
                 qualifying factors are also likely to be present.

NOTE: ALL THREE DOMINION RATING CATEGORIES FOR SHORT-TERM DEBT USE "HIGH," "MIDDLE," OR "LOW" AS SUBSET GRADES TO DESIGNATE THE RELATIVE STANDING OF THE CREDIT WITHIN A PARTICULAR RATING CATEGORY.

A.M. BEST

AMB-1+ Assigned to issues, where the issuer has, in our opinion, the strongest ability to repay short-term debt obligations.

AMB-1 Assigned to issues, where the issuer has, in our opinion, an outstanding ability to repay short- term debt obligations.

AMB-2     Assigned  to  issues,   where  the  issuer  has,  in  our  opinion,  a
          satisfactory ability to repay short-term debt obligations.

AMB-3 Assigned to issues, where the issuer has, in our opinion, an adequate ability to repay short-term debt obligations; however, adverse economic conditions will likely lead to a reduced capacity to meet its financial commitments on shorter debt obligations.

AMB-4 Assigned to issues, where the issuer has, in our opinion, speculative credit characteristics and is vulnerable to economic or other external changes, which could have a marked impact on the company's ability to meet its commitments on short-term debt obligations.

d In default on payment of principal, interest or other terms and conditions. The rating is also utilized when a bankruptcy petition, or similar action, has been filed.

14356-0807

                                    Part B

                  Statement of Additional Information for the
                           Florida Tax-Free Income and
                       Florida Tax-Free Money Market Funds

[USAA EAGLE LOGO (R)]
USAA MUTUAL                                          STATEMENT OF
FUNDS TRUST                                          ADDITIONAL INFORMATION
                                                     AUGUST 1, 2007


                        FLORIDA TAX-FREE INCOME FUND AND
                       FLORIDA TAX-FREE MONEY MARKET FUND
--------------------------------------------------------------------------------

USAA MUTUAL FUNDS TRUST, formerly USAA State Tax-Free Trust, (the Trust) is a registered investment company offering shares of thirty-nine no-load mutual funds, two of which are described in this Statement of Additional Information
(SAI): the Florida Tax-Free Income Fund and Florida Tax-Free Money Market Fund (collectively, the Funds or the Florida Funds). Each Fund is classified as diversified and has a common investment objective of providing Florida investors with a high level of current interest income that is exempt from federal income taxes and shares that are exempt from the Florida intangible personal property tax. The Florida Tax-Free Money Market Fund has a further objective of preserving capital and maintaining liquidity. Effective January 1, 2007, the state of Florida repealed the annual intangible personal property tax. In light of this change, it is expected that each Fund will focus on the component of its investment objective that seeks to provide Florida investors with a high level of current income that is exempt from federal income taxes.

You may obtain a free copy of a prospectus dated August 1, 2007, for the Florida Funds by writing to USAA Mutual Funds Trust, 9800 Fredericksburg Road, San Antonio, TX 78288, or by calling toll free 800-531-8181. The prospectus provides the basic information you should know before investing in the Funds. This SAI is not a prospectus and contains information in addition to and more detailed than that set forth in the prospectus. It is intended to provide you with additional information regarding the activities and operations of the Trust and the Funds, and should be read in conjunction with the prospectus.

The financial statements of the Funds and the Independent Registered Public Accounting Firm's Report thereon for the fiscal year ended March 31, 2007, are included in the annual report to shareholders of that date and are incorporated herein by reference.

--------------------------------------------------------------------------------
                                TABLE OF CONTENTS
                  PAGE
                    2  Valuation of Securities
                    3  Conditions of Purchase and Redemption
                    3  Additional Information Regarding Redemption of Shares
                    5  Investment Plans
                    6  Investment Policies
                   14  Investment Restrictions
                   14  Special Risk Considerations
                   18  Portfolio Transactions
                   19  Fund History and Description of Shares
                   20  Certain Federal Income Tax Considerations
                   22  Florida Taxation
                   22  Trustees and Officers of the Trust
                   27  The Trust's Manager
                   30  Portfolio Manager Disclosure
                   32  Portfolio Holdings Disclosure
                   33  General Information
                   33  Appendix A - Tax-Exempt Securities and Their Ratings

                             VALUATION OF SECURITIES

Shares of each Fund are offered on a continuing, best-efforts basis through USAA Investment Management Company (IMCO or the Manager). The offering price for shares of each Fund is equal to the current net asset value (NAV) per share. The NAV per share of each Fund is calculated by adding the value of all its portfolio securities and other assets, deducting its liabilities, and dividing by the number of shares outstanding.

A Fund's NAV per share is calculated each day, Monday through Friday, except days on which the New York Stock Exchange (NYSE) is closed. The NYSE currently is scheduled to be closed on New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving, and Christmas, and on the preceding Friday or subsequent Monday when one of these holidays falls on a Saturday or Sunday, respectively. Each Fund reserves the right to calculate the NAV per share on a business day that the NYSE is closed.

The investments of the FLORIDA TAX-FREE INCOME FUND are generally traded in the over-the-counter market and are valued each business day by a pricing service (the Service) approved by the Board of Trustees. The Service uses the mean between quoted bid and asked prices or the last sale price to price securities when, in the Service's judgment, these prices are readily available and are representative of the securities' market values. For many securities, such prices are not readily available. The Service generally prices these securities based on methods that include consideration of yields or prices of tax-exempt securities of comparable quality, coupon, maturity and type; indications as to values from dealers in securities; and general market conditions. Investments in open-end investment companies are valued at their NAV at the end of each business day. Futures contracts are valued at the last quoted sales price. Securities with original or remaining maturities of 60 days or less are stated at amortized cost, which approximates market value. Repurchase agreements are valued at cost.

Securities for which market quotations are not readily available or are considered unreliable, or whose values have been materially affected by events occurring after the close of their primary markets but before the pricing of a Fund's shares are valued in good faith by the Manager at fair value using valuation procedures approved by the Board of Trustees. The effect of fair value pricing is that securities may not be priced on the basis of quotations from the primary market in which they are traded and the actual price realized from the sale of a security may differ materially from the fair value price. Valuing these securities at fair value is intended to cause a Fund's NAV to be more reliable than it otherwise would be.

Fair value methods used by the Manager include, but are not limited to, obtaining market quotations from secondary pricing services, broker-dealers, or widely used quotations systems. General factors considered in determining the fair value of securities include fundamental analytical data, the nature and duration of any restrictions on disposition of the securities, and an evaluation of the forces that influenced the market in which the securities are purchased and sold.

The FLORIDA TAX-FREE MONEY MARKET FUND'S securities are valued at amortized cost, which approximates market value. This involves valuing a security at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates. While this method provides certainty in valuation, it may result in periods during which the value of an instrument, as determined by amortized cost, is higher or lower than the price the Fund would receive upon the sale of the instrument.

The valuation of the Florida Tax-Free Money Market Fund's portfolio instruments based upon their amortized cost is subject to the Fund's adherence to certain procedures and conditions. Consistent with regulatory requirements, the Manager will only purchase securities with remaining maturities of 397 days or less and will maintain a dollar-weighted average portfolio maturity of no more than 90 days. The Manager will invest only in securities that have been determined to present minimal credit risk and that satisfy the quality and diversification requirements of applicable rules and regulations of the Securities and Exchange Commission (SEC).

The Board of Trustees has established procedures designed to stabilize the Florida Tax-Free Money Market Fund's price per share, as computed for the purpose of sales and redemptions, at $1. There can be no assurance, however, that the Fund will at all times be able to maintain a constant $1 NAV per share. Such procedures include review of the Fund's holdings at such intervals as is deemed appropriate to determine whether the Fund's NAV calculated by using available market quotations deviates from $1 per share and, if so, whether such deviation may result in material dilution or is otherwise unfair to existing shareholders. In the event that it is determined that such a deviation exists, the Board of Trustees will take such corrective action as it regards necessary and appropriate. Such action may include, among other options, selling portfolio instruments prior to maturity to realize capital gains or losses or to shorten average portfolio maturity, withholding dividends, or establishing an NAV per share by using available market quotations.

                      CONDITIONS OF PURCHASE AND REDEMPTION

INVESTOR ELIGIBILITY

The ability to open a mutual fund account is generally restricted to those people who are eligible for USAA membership. USAA Investment Management Company, the Fund's distributor, reserves the right to open accounts for certain persons not eligible for USAA membership.

NONPAYMENT

If any order to purchase shares is canceled due to nonpayment or if the Trust does not receive good funds either by check or electronic funds transfer, USAA Shareholder Account Services (Transfer Agent) will treat the cancellation as a redemption of shares purchased, and you will be responsible for any resulting loss incurred by the Fund or the Manager. If you are a shareholder, the Transfer Agent can redeem shares from your account(s) as reimbursement for all losses. In addition, you may be prohibited or restricted from making future purchases in any of the USAA family of funds. A $29 fee is charged for all returned items, including checks and electronic funds transfers.

TRANSFER OF SHARES

You may transfer Fund shares to another person by sending written instructions to the Transfer Agent. The account must be clearly identified, and you must include the number of shares to be transferred and the signatures of all registered owners. You also need to send written instructions signed by all registered owners and supporting documents to change an account registration due to events such as marriage or death. If a new account needs to be established, you must complete and return an application to the Transfer Agent.

              ADDITIONAL INFORMATION REGARDING REDEMPTION OF SHARES

The value of your investment at the time of redemption may be more or less than the cost at purchase, depending on the value of the securities held in each Fund's portfolio. Requests for redemption that are subject to any special conditions or which specify an effective date other than as provided herein cannot be accepted. A gain or loss for tax purposes may be realized on the sale of shares of a Fund, depending upon the price when redeemed.

The Board of Trustees may cause the redemption of an account with a total value of less than $250 provided that (1) the value of the account has been reduced, for reasons other than market action, below the minimum initial investment in such Fund at the time of the establishment of the account, (2) the account has remained below the minimum level for six months, and (3) 60 days' prior written notice of the proposed redemption has been sent to you. The Trust, subject to approval of the Board of Trustees, anticipates closing certain small accounts yearly. Shares will be redeemed at the NAV on the date fixed for redemption by the Board of Trustees.

The Trust reserves the right to suspend the right of redemption or postpone the date of payment (1) for any periods during which the NYSE is closed, (2) when trading in the markets the Trust normally utilizes is restricted, or an emergency exists as determined by the SEC so that disposal of the Trust's investments or determination of its NAV is not reasonably practicable, or (3) for such other periods as the SEC by order may permit for protection of the Trust's shareholders.

For the mutual protection of the investor and the Funds, the Trust may require a signature guarantee. If required, each signature on the account registration must be guaranteed. Signature guarantees are acceptable from FDIC member banks, brokers, dealers, municipal securities dealers, municipal securities brokers, government securities dealers, government securities brokers, credit unions, national securities exchanges, registered securities associations, clearing agencies, and savings associations. A signature guarantee for active duty military personnel stationed abroad may be provided by an officer of the United States Embassy or Consulate, a staff officer of the Judge Advocate General, or an individual's commanding officer.

FUND RIGHT TO REJECT PURCHASE AND EXCHANGE ORDERS AND LIMIT TRADING IN ACCOUNTS

The USAA family of funds' main safeguard against excessive short-term trading is its right to reject purchase or exchange orders if in the best interest of the affected fund. In exercising this discretion to reject purchase and exchange orders, a fund deems that certain excessive short-term trading activities are not in the best interest of the fund because such activities can hamper the efficient management of a fund. Generally, persons who engage in an "in and out" (or "out and in") transaction within a 30-day period will violate the USAA Funds' policy if they engage in another "in and out" (or "out and in") transaction in the same fund within 90 days. Each fund also reserves the right to restrict future purchases if an investor is classified as engaged in other patterns of excessive short-term trading. Finally, each fund reserves the right to reject any other purchase or exchange order in other situations that do not involve excessive short-term trading activities if in the best interest of the fund.

The following transactions are exempt from the excessive short-term trading activity policies described above:

* Transactions in the money market funds, USAA Short-Term Bond Fund, and USAA Tax Exempt Short Term Fund;

*    Purchases and sales pursuant to automatic investment or withdrawal plans;

* Purchases and sales made through USAA Strategic Fund Adviser(R), USAA Private Investment Management, USAA College Savings Plan(R), or USAA Federal Savings Bank Trust Department that are not executed for any short-term trading profit motive; and

*    Other   transactions   that  are  not  motivated  by   short-term   trading
considerations if they are approved by transfer agent management personnel and are not disruptive to the Fund.

If a person is classified as engaged in excessive short-term trading, the remedy will depend upon the trading activities of the investor in the account and related accounts and its disruptive effect, and can include warnings to cease such activity and/or restrictions or termination of trading privileges in a particular fund or all funds in the USAA family of funds.

The USAA family of funds relies on its transfer agent to review trading activity for excessive short-term trading. There can be no assurance, however, that our monitoring activities will successfully detect or prevent all excessive short-term trading.

Some investors purchase USAA fund shares through financial intermediaries that establish omnibus accounts to invest in the USAA family of funds for their clients and submit net orders to purchase or redeem shares after combining their client orders. The USAA family of funds subject to short-term trading policies generally treat these omnibus accounts as an individual investor and will apply the short-term trading policies to the net purchases and sales submitted by the omnibus account unless the funds or their transfer agent have entered into an agreement requiring the omnibus account to submit the underlying trading information for their clients upon our request. For those omnibus accounts for which we have entered into agreements to provide underlying trade information, the USAA family of funds reviews net activity in these omnibus accounts for activity that indicates potential, excessive short-term trading activity. If we detect suspicious trading activity at the omnibus account level, we will request underlying trading information and review the underlying trading activity for individual accounts to identify individual accounts engaged in excessive short-term trading activity. We will instruct the omnibus account to restrict, limit, or terminate trading privileges in a particular fund for individual accounts identified as engaging in excessive short-term trading through these omnibus accounts.

Because of the increased costs to review underlying trading information, the USAA family of funds will not enter into agreements with every financial intermediary who operates an omnibus account. The USAA family of funds or their transfer agent could decide to enter into such contracts with financial intermediaries for all funds or particular funds, and can terminate such agreements at any time.

REDEMPTION BY CHECK

Shareholders in the Florida Tax-Free Money Market Fund may request that checks be issued for their account. CHECKS MUST BE WRITTEN IN AMOUNTS OF AT LEAST $250.

Checks issued to shareholders of the Fund will be sent only to the person in whose name the account is registered. The checks must be manually signed by the registered owner(s) exactly as the account is registered. For joint accounts the signature of either or both joint owners will be required on the check, according to the election made on the signature card. You will continue to earn dividends until the shares are redeemed by the presentation of a check.

When a check is presented to the Transfer Agent for payment, a sufficient number of full and fractional shares from your account will be redeemed to cover the amount of the check. If the account balance is not adequate to cover the amount of a check, the check will be returned unpaid. Because the value of each account changes as dividends are accrued on a daily basis, checks may not be used to close an account.

The checkwriting privilege is subject to the customary rules and regulations of Boston Safe Deposit and Trust Company, an affiliate of Mellon Bank, N.A., (Boston Safe) governing checking accounts. There is no charge to you for the use of the checks or for subsequent reorders of checks.

The Trust reserves the right to assess a processing fee against your account for any redemption check not honored by a clearing or paying agent. Currently, this fee is $29 and is subject to change at any time. Some examples of such dishonor are improper endorsement, checks written for an amount less than the minimum check amount, and insufficient or uncollectible funds.

The Trust, the Transfer Agent, and Boston Safe each reserves the right to change
or  suspend  the  checkwriting   privilege  upon  30  days'  written  notice  to
participating shareholders.

You may request that the Transfer Agent stop payment on a check. The Transfer Agent will use its best efforts to execute stop payment instructions, but does not guarantee that such efforts will be effective. The Transfer Agent will charge you $20 for each stop payment you request.

REDEMPTION BY BILL PAY

Shareholders in the Florida Money Market Fund may request through USAA.COM that their money market account be debited to pay certain USAA bills for which they are personally obligated to pay. USAA Bill Pay will not allow shareholders to make payments on bills for which they are not obligated to pay. Consent of joint account owners is not required to pay bills that an individual shareholder is solely and personally obligated to pay.

                                INVESTMENT PLANS

The Trust makes available the following investment plans to shareholders of the Funds. At the time you sign up for any of the following investment plans that utilize the electronic funds transfer service, you will choose the day of the month (the effective date) on which you would like to regularly purchase shares. When this day falls on a weekend or holiday, the electronic transfer will take place on the last business day prior to the effective date. You may terminate your participation in a plan at any time. Please call the Manager for details and necessary forms or applications or sign up online at USAA.COM.

AUTOMATIC PURCHASE OF SHARES

INVESTRONIC(R) - The regular purchase of additional shares through electronic funds transfer from a checking or savings account. You may invest as little as $50 per transaction.

DIRECT PURCHASE SERVICE - The periodic purchase of shares through electronic funds transfer from a nongovernmental employer, an income-producing investment, or an account with a participating financial institution.

DIRECT DEPOSIT PROGRAM - The monthly transfer of certain federal benefits to directly purchase shares of a USAA mutual fund. Eligible federal benefits include: Social Security, Supplemental Security Income, Veterans Compensation and Pension, Civil Service Retirement Annuity, and Civil Service Survivor Annuity.

GOVERNMENT ALLOTMENT - The transfer of military pay by the U.S. government Finance Center for the purchase of USAA mutual fund shares.

AUTOMATIC PURCHASE PLAN - The periodic transfer of funds from a USAA money market fund to purchase shares in another non-money market USAA mutual fund. There is a minimum investment required for this program of $5,000 in the money market fund, with a monthly transaction minimum of $50.

BUY/SELL SERVICE - The intermittent purchase or redemption of shares through electronic funds transfer to or from a checking or savings account. You may initiate a "buy" or "sell" whenever you choose.

DIRECTED DIVIDENDS - If you own shares in more than one of the Funds in the USAA family of funds, you may direct that dividends and/or capital gain distributions earned in one fund be used to purchase shares automatically in another fund.

Participation in these systematic purchase plans allows you to engage in dollar-cost averaging.

SYSTEMATIC WITHDRAWAL PLAN

If you own shares in a single investment account (accounts in different Funds cannot be aggregated for this purpose), you may request that enough shares to produce a fixed amount of money be liquidated from the account monthly, quarterly, or annually. The amount of each withdrawal must be at least $50. Using the electronic funds transfer service, you may choose to have withdrawals electronically deposited at your bank or other financial institution.

This plan may be initiated on USAA.COM or by completing a Systematic Withdrawal Plan application, which may be requested from the Manager. You may terminate participation in the plan at any time. You are not charged for withdrawals under the Systematic Withdrawal Plan. The Trust will not bear any expenses in administering the plan beyond the regular transfer agent and custodian costs of issuing and redeeming shares. The Manager will bear any additional expenses of administering the plan.

Withdrawals will be made by redeeming full and fractional shares on the date you select at the time the plan is established. Withdrawal payments made under this plan may exceed dividends and distributions and, to this extent, will involve the use of principal and could reduce the dollar value of your investment and eventually exhaust the account. Reinvesting dividends and distributions helps replenish the account. Because share values and net investment income can fluctuate, you should not expect withdrawals to be offset by rising income or share value gains. Withdrawals that exceed the value in your account will be processed for the amount available and the plan will be canceled.

Each redemption of shares of a Fund may result in a gain or loss, which must be reported on your income tax return. Therefore, you should keep an accurate record of any gain or loss on each withdrawal.

                               INVESTMENT POLICIES

The sections captioned WHAT ARE EACH FUND'S INVESTMENT OBJECTIVES AND PRINCIPAL STRATEGIES? and FUND INVESTMENTS in the prospectus describe the fundamental investment objective(s) and the investment policies applicable to each Fund. There can, of course, be no assurance that each Fund will achieve its investment objective(s). Each Fund's objective(s) cannot be changed without shareholder approval. The following is provided as additional information about the investment policies of the Funds. Unless described as a principal investment policy in a Fund's prospectus, these represent the non-principal investment policies of the Funds.

TEMPORARY DEFENSIVE POLICY

Each Fund may on a temporary basis because of market, economic, political, or other conditions, invest up to 100% of its assets in short-term securities whether or not they are exempt from federal income tax. Such taxable securities may consist of obligations of the U.S. government, its agencies or instrumentalities, and repurchase agreements secured by such instruments; certificates of deposit of domestic banks having capital, surplus, and undivided profits in excess of $100 million; banker's acceptances of similar banks; commercial paper; and other corporate debt obligations.

CALCULATION OF DOLLAR WEIGHTED AVERAGE PORTFOLIO MATURITIES

Dollar weighted average portfolio maturity is derived by multiplying the value of each debt instrument by the number of days remaining to its maturity, adding the results of these calculations, and then dividing the total by the value of the Fund's debt instruments. An obligation's maturity is typically determined on a stated final maturity basis, although there are some exceptions to this rule.

With respect to obligations held by the Florida Tax-Free Income Fund, if it is probable that the issuer of an instrument will take advantage of a maturity-shortening device, such as a call, refunding, or redemption provision, the date on which the instrument will probably be called, refunded, or redeemed may be considered to be its maturity date. Also, the maturities of securities subject to sinking fund arrangements are determined on a weighted average life basis, which is the average time for principal to be repaid. The weighted average life of these securities is likely to be substantially shorter than their stated final maturity. In addition, for purposes of the Fund's investment policies, an instrument will be treated as having a maturity earlier than its stated maturity date if the instrument has technical features such as puts or demand features that, in the judgment of the Manager, will result in the instrument being valued in the market as though it has the earlier maturity.

Finally, for purposes of calculating the weighted average portfolio maturity of the Fund, the maturity of a debt instrument with a periodic interest reset date will be deemed to be the next reset date, rather than the remaining stated maturity of the instrument if, in the judgment of the Manager, the periodic interest reset features will result in the instrument being valued in the market as though it has the earlier maturity.

The Florida Tax-Free Money Market Fund will determine the maturity of an obligation in its portfolio in accordance with Rule 2a-7 under the Investment Company Act of 1940, as amended (1940 Act).

PERIODIC AUCTION RESET BONDS

The Florida Tax-Free Income Fund's assets may be invested in tax-exempt periodic auction reset bonds. Periodic auction reset bonds are bonds whose interest rates are reset periodically through an auction mechanism. For purposes of calculating the weighted average portfolio maturity of the Fund, the maturity of periodic auction reset bonds will be deemed to be the next interest reset date, rather than the remaining stated maturity of the instrument.

Periodic auction reset bonds, similar to short-term debt instruments, are generally subject to less interest rate risk than long-term fixed rate debt instruments because the interest rate will be periodically reset in a market auction. Periodic auction reset bonds with a long remaining stated maturity (I.E., ten years or more), however, could have greater market risk than fixed short-term debt instruments, arising from the possibility of auction failure or insufficient demand at an auction, resulting in greater price volatility of such instruments compared to fixed short-term bonds.

DIVERSIFICATION

Each Fund intends to be diversified as defined in the 1940 Act and to satisfy the restrictions against investing too much of its assets in any "issuer" as set forth in the prospectus. In implementing this policy, the identification of the issuer of a municipal security depends on the terms and conditions of the security. When the assets and revenues of an agency, authority, instrumentality, or other political subdivision are separate from those of the government creating it and the security is backed only by the assets and revenues of the subdivision, agency, authority, or instrumentality, the latter would be deemed to be the sole issuer. Similarly, if an industrial development bond is backed only by the assets and revenues of the non-government user, then that user would be deemed to be the sole issuer. However, if in either case the creating government or some other entity guarantees a security, the guarantee would be considered a separate security and would be treated as an issue of that government or other entity.

SECTION 4(2) COMMERCIAL PAPER AND RULE 144A SECURITIES

Each Fund may invest in commercial paper issued in reliance on the "private placement" exemption from registration afforded by Section 4(2) of the Securities Act of 1933, as amended (1933 Act) (Section 4(2) Commercial Paper).
Section 4(2) Commercial Paper is restricted as to disposition under the federal securities laws; therefore, any resale of Section 4(2) Commercial Paper must be effected in a transaction exempt from registration under the 1933 Act. Section 4(2) Commercial Paper is normally resold to other investors through or with the assistance of the issuer or investment dealers who make a market in Section 4(2) Commercial Paper, thus providing liquidity.

Each Fund may also purchase restricted securities eligible for resale to "qualified institutional buyers" pursuant to Rule 144A under the 1933 Act (Rule 144A Securities). Rule 144A provides a non-exclusive safe harbor from the registration requirements of the 1933 Act for resales of certain securities to institutional investors.

ILLIQUID SECURITIES

Up to 15% of the Florida Tax-Free Income Fund's net assets and up to 10% of the Florida Tax-Free Money Market Fund's net assets may be invested in securities that are illiquid. Illiquid securities are those securities which cannot be disposed of in the ordinary course of business, seven days or less, at approximately the same value at which the Fund has valued the securities. Municipal lease obligations and certain restricted securities may be determined to be liquid in accordance with the guidelines established by the Funds' Board of Trustees.

LIQUIDITY DETERMINATIONS

The Board of Trustees has adopted guidelines pursuant to which municipal lease obligations, Section 4(2) Commercial Paper, Rule 144A Securities, certain restricted debt securities that are subject to put or demand features exercisable within seven days (Demand Feature Securities) and other securities (whether registered or not) that may be considered illiquid before or after purchase due to issuer bankruptcy, delisting, thin or no trading, SEC guidance, or similar factors (other securities) may be determined to be liquid for purposes of complying with SEC limitations applicable to each Fund's investments in illiquid securities. In determining the liquidity of municipal lease obligations, Section 4(2) Commercial Paper, Rule 144A Securities, and other securities the Manager will, pursuant to the Board Adopted Liquidity Procedures, among other things, consider the following factors established by the Board of
Trustees: (1) the frequency of trades and quotes for the security, (2) the number of dealers willing to purchase or sell the security and the number of other potential purchasers, (3) the willingness of dealers to undertake to make a market in the security, and (4) the nature of the security and the nature of the marketplace trades, including the time needed to dispose of the security, the method of soliciting offers, and the mechanics of transfer. Additional factors considered by the Manager in determining the liquidity of a municipal lease obligation are: (1) whether the lease obligation is of a size that will be attractive to institutional investors, (2) whether the lease obligation contains a non-appropriation clause and the likelihood that the obligor will fail to make an appropriation therefore, and (3) such other factors as the Manager may determine to be relevant to such determination. In determining the liquidity of Demand Feature Securities, the Manager will evaluate the credit quality of the party (the Put Provider) issuing (or guaranteeing performance on) the put or demand feature of the Demand Feature Securities. In evaluating the credit quality of the Put Provider, the Manager will consider all factors that it deems indicative of the capacity of the Put Provider to meet its obligations under the Demand Feature Securities based upon a review of the Put Provider's outstanding debt and financial statements and general economic conditions.

ADJUSTABLE-RATE SECURITIES

Each Fund's assets may be invested in adjustable-rate securities. Similar to variable-rate demand notes, the interest rate on such securities is adjusted periodically to reflect current market conditions. Generally, the security's yield is based on a U.S. dollar-based interest rate benchmark such as the London Interbank Offered Rate (LIBOR) or the BMA Municipal Swap Index Yield (BMA). These interest rates are adjusted at a given time, such as weekly or monthly or upon change in the interest rate benchmark. The yields are closely correlated to changes in money market interest rates. However, these securities do not offer the right to sell the security at face value prior to maturity.

VARIABLE-RATE DEMAND NOTES

Each Fund's assets may be invested in tax-exempt securities, which provide the right to sell the security at face value on either that day or within the rate-reset period. The interest rate is adjusted at a stipulated daily, weekly, monthly, quarterly, or other specified time interval to a rate that reflects current market conditions. The effective maturity for these instruments is deemed to be less than 397 days in accordance with detailed regulatory requirements. These interest rate adjustments can both raise and lower the income generated by such securities. These changes will have the same effect on the income earned by the Fund depending on the proportion of such securities held.

In the case of the Florida Tax-Free Money Market Fund only, any variable rate instrument with a demand feature will be deemed to have a maturity equal to either the date on which the underlying principal amount may be recovered through demand or the next rate adjustment date consistent with applicable regulatory requirements.

ZERO COUPON BONDS

Each Fund's assets may be invested in zero coupon bonds. A zero coupon bond is a security that is sold at a deep discount from its face value, makes no periodic interest payments, and is redeemed at face value when it matures. The lump sum payment at maturity increases the price volatility of the zero coupon bond to changes in interest rates when compared to a bond that distributes a semiannual coupon payment. In calculating its dividend, each Fund records as income the daily amortization of the purchase discount.

SYNTHETIC INSTRUMENTS

Each Fund's assets may be invested in tender option bonds, bond receipts, and similar synthetic municipal instruments. A synthetic instrument is a security created by combining an intermediate or long-term municipal bond with a right to sell the instrument back to the remarketer or liquidity provider for repurchase on short notice. This right to sell is commonly referred to as a tender option. Usually, the tender option is backed by a conditional guarantee or letter of credit from a bank or other financial institution. Under its terms, the guarantee may expire if the municipality defaults on payments of interest or principal on the underlying bond, if the credit rating of the municipality is downgraded, or interest on the underlying bond loses its tax-exempt treatment. Synthetic instruments involve structural risks that could adversely affect the value of the instrument or could result in a Fund holding an instrument for a longer period of time than originally anticipated.

PUT BONDS

Each Fund may invest in tax-exempt securities (including securities with variable interest rates) that may be redeemed or sold back (put) to the issuer of the security or a third party prior to stated maturity (put bonds). Such securities will normally trade as if maturity is the earlier put date, even though stated maturity is longer. For the Florida Tax-Free Income Fund, maturity for put bonds is deemed to be the date on which the put becomes exercisable. Generally, maturity for put bonds for the Florida Tax-Free Money Market Fund is determined as stated under Variable Rate Demand Notes.

LENDING OF SECURITIES

Each Fund may lend its securities in accordance with a lending policy that has been authorized by the Trust's Board of Trustees and implemented by the Manager. Securities may be loaned only to qualified broker-dealers or other institutional investors that have been determined to be creditworthy by the Manager. When borrowing securities from a Fund, the borrower will be required to maintain cash collateral with the Fund in an amount at least equal to the fair value of the borrowed securities. During the term of each loan, the Fund will be entitled to receive payments from the borrower equal to all interest and dividends paid on the securities during the term of the loan by the issuer of the securities. In addition, the Fund will invest the cash received as collateral in high-quality short-term instruments such as obligations of the U.S. government or of its agencies or instrumentalities or in repurchase agreements or shares of money market mutual funds, thereby earning additional income. Risks to a Fund in securities-lending transactions are that the borrower may not provide additional collateral when required or return the securities when due, and that the value of the short-term instruments will be less than the amount of cash collateral required to be returned to the borrower.

No loan of securities will be made if, as a result, the aggregate of such loans would exceed 33 1/3% of the value of a Fund's total assets. The Fund may terminate a loan at any time.

REPURCHASE AGREEMENTS

Each Fund may invest up to 5% of its net assets in repurchase agreements. A repurchase agreement is a transaction in which a security is purchased with a simultaneous commitment to sell the security back to the seller (a commercial bank or recognized securities dealer) at an agreed upon price on an agreed upon date, usually not more than seven days from the date of purchase. The resale price reflects the purchase price plus an agreed upon market rate of interest which is unrelated to the coupon rate or maturity of the purchased security. A Fund maintains custody of the underlying obligations prior to their repurchase, either through its regular custodian or through a special "tri-party" custodian that maintains separate accounts for both the Fund and its counterparty. Thus, the obligation to the counterparty to pay the repurchase price on the date agreed to or upon demand is, in effect, secured by the underlying securities. A repurchase agreement involves the obligation of the seller to pay the agreed upon price, which obligation is in effect secured by the value of the underlying security. In these transactions, the securities purchased by a Fund will have a total value equal to or in excess of the amount of the repurchase obligation and will be held by the Fund's custodian or special "tri-party" custodian until repurchased. If the seller defaults and the value of the underlying security declines, a Fund may incur a loss and may incur expenses in selling the collateral. If the seller seeks relief under the bankruptcy laws, the disposition of the collateral may be delayed or limited. Any investments in repurchase agreements will give rise to income which will not qualify as tax-exempt income when distributed by a Fund.

WHEN-ISSUED OR DELAYED-DELIVERY SECURITIES

Each Fund may invest in new issues of tax-exempt securities offered on a when-issued or delayed-delivery basis; that is, delivery of and payment for the securities take place after the date of the commitment to purchase, normally within 45 days. Both price and interest rate are fixed at the time of commitment. The payment obligation and the interest rate that will be received on the securities are each fixed at the time the buyer enters into the commitment. A Fund may sell these securities before the settlement date if it is deemed advisable.

Tax-exempt securities purchased on a when-issued or delayed-delivery basis are subject to changes in value in the same way as other debt securities held in a Fund's portfolio; that is, both generally experience appreciation when interest rates decline and depreciation when interest rates rise. The value of such securities will also be affected by the public's perception of the creditworthiness of the issuer and anticipated changes in the level of interest rates. Purchasing securities on a when-issued or delayed-delivery basis involves a risk that the yields available in the market when the delivery takes place may actually be higher than those obtained in the transaction itself. To ensure that a Fund will be able to meet its obligation to pay for the when-issued or delayed-delivery securities at the time of settlement, the Fund will segregate cash or liquid securities at least equal to the amount of the when-issued or delayed-delivery commitments. The segregated securities are valued at market, and any necessary adjustments are made to keep the value of the cash and/or segregated securities at least equal to the amount of such commitments by the Fund. On the settlement date of the when-issued or delayed-delivery securities, the Fund will meet its obligations from then available cash, sale of segregated securities, sale of other securities, or from sale of the when-issued or delayed-delivery securities themselves (which may have a value greater or less than the Trust's payment obligations).

MUNICIPAL LEASE OBLIGATIONS

Each Fund may invest in municipal lease obligations and certificates of participation in such obligations (collectively, lease obligations). A lease obligation does not constitute a general obligation of the municipality for which the municipality's taxing power is pledged, although the lease obligation is ordinarily backed by the municipality's covenant to budget for the payments due under the lease obligation.

Certain lease obligations contain "non-appropriation" clauses which provide that the municipality has no obligation to make lease obligation payments in future years unless money is appropriated for such purpose on a yearly basis. Although "non-appropriation" lease obligations are secured by the leased property, disposition of the property in the event of foreclosure might prove difficult. In evaluating a potential investment in such a lease obligation, the Manager will consider: (1) the credit quality of the obligor, (2) whether the underlying property is essential to a governmental function, and (3) whether the lease obligation contains covenants prohibiting the obligor from substituting similar property if the obligor fails to make appropriations for the lease obligation.

OTHER INVESTMENT COMPANIES

Each Fund may invest in securities issued by other investment companies that invest in eligible quality, short-term debt securities and seek to maintain a $1 NAV per share, I.E., "money market" funds. In addition, the Florida Tax-Free Income Fund may invest in securities issued by other non-money market investment companies (including exchange-traded funds) that invest in the types of securities in which the Fund itself is permitted to invest. As a shareholder of another investment company, a Fund would bear, along with other shareholders, its pro rata portion of the other investment company's expenses, including advisory fees. These expenses would be in addition to the advisory and other expenses that a Fund bears in connection with its own operations. Each Fund's investment in securities issued by other investment companies is subject to statutory limitations prescribed by the 1940 Act.

DERIVATIVES

The Florida Tax-Free Income Fund may buy and sell certain types of derivatives, such as inverse floating rate securities, futures contracts, options on futures contracts, and swaps (each as described below) under circumstances in which such instruments are expected by the Manager to aid in achieving the Fund's investment objective. The Fund may also purchase instruments with characteristics of both futures and securities (E.G., debt instruments with interest and principal payments determined by reference to the value of a commodity or a currency at a future time) and which, therefore, possess the risks of both futures and securities investments.

Derivatives, such as futures contracts, options on futures contracts, and swaps enable the Fund to take both "short" positions (positions which anticipate a decline in the market value of a particular asset or index) and "long" positions (positions which anticipate an increase in the market value of a particular asset or index). The Fund may also use strategies, which involve simultaneous short and long positions in response to specific market conditions, such as where the Manager anticipates unusually high or low market volatility.

The Manager may enter into derivative positions for the Fund for either hedging or non-hedging purposes. The term hedging is applied to defensive strategies designed to protect the Fund from an expected decline in the market value of an asset or group of assets that the Fund owns (in the case of a short hedge) or to protect the Fund from an expected rise in the market value of an asset or group of assets which it intends to acquire in the future (in the case of a long or "anticipatory" hedge). Non-hedging strategies include strategies designed to produce incremental income or "speculative" strategies, which are undertaken to equitize the cash or cash equivalent portion of the Fund's portfolio or to profit from (i) an expected decline in the market value of an asset or group of assets which the Fund does not own or (ii) expected increases in the market value of an asset which it does not plan to acquire. Information about specific types of instruments is provided below.

INVERSE FLOATING RATE SECURITIES

We may invest up to 10% of the Florida Tax-Free Income Fund's net assets in municipal securities whose coupons vary inversely with changes in short-term tax-exempt interest rates and thus are considered a leveraged investment in an underlying municipal bond (or securities with similar economic characteristics). In creating such a security, a municipality issues a certain amount of debt and pays a fixed interest rate. A portion of the debt is issued as variable rate short-term obligations, the interest rate of which is reset at short intervals, typically seven days or less. The other portion of the debt is issued as inverse floating rate obligations, the interest rate of which is calculated based on the difference between a multiple of (approximately two times) the interest paid by the issuer and the interest paid on the short-term obligation. These securities present special risks for two reasons: (1) if short-term interest rates rise
(fall), the income the Fund earns on the inverse floating rate security will fall (rise); and (2) if long-term interest rates rise (fall) the value of the inverse floating rate security will fall (rise) more than the value of the underlying bond because of the leveraged nature of the investment. The Fund will seek to buy these securities at attractive values and yields that more than compensate the Fund for the securities' price volatility.

FUTURES CONTRACTS

The Florida Tax-Free Income Fund may use futures contracts to implement its investment strategy. Futures contracts are publicly traded contracts to buy or sell an underlying asset or group of assets, such as a currency or an index of securities, at a future time at a specified price. A contract to buy establishes a long position while a contract to sell establishes a short position.

The purchase of a futures contract on a security or an index of securities normally enables a buyer to participate in the market movement of the underlying asset or index after paying a transaction charge and posting margin in an amount equal to a small percentage of the value of the underlying asset or index. The Fund will initially be required to deposit with the Trust's custodian or the futures commission merchant effecting the futures transaction an amount of "initial margin" in cash or securities, as permitted under applicable regulatory policies.

Initial margin in futures transactions is different from margin in securities transactions in that the former does not involve the borrowing of funds by the customer to finance the transaction. Rather, the initial margin is like a performance bond or good faith deposit on the contract. Subsequent payments (called "maintenance or variation margin") to and from the broker will be made on a daily basis as the price of the underlying asset fluctuates. This process is known as "marking to market." For example, when the Fund has taken a long position in a futures contract and the value of the underlying asset has risen, that position will have increased in value and the Fund will receive from the broker a maintenance margin payment equal to the increase in value of the underlying asset. Conversely, when the Fund has taken a long position in a futures contract and the value of the underlying instrument has declined, the position would be less valuable, and the Fund would be required to make a maintenance margin payment to the broker.

At any time prior to expiration of the futures contract, the Fund may elect to close the position by taking an opposite position that will terminate the Fund's position in the futures contract. A final determination of maintenance margin is then made, additional cash is required to be paid by or released to the Fund, and the Fund realizes a loss or a gain. While futures contracts with respect to securities do provide for the delivery and acceptance of such securities, such delivery and acceptance are seldom made.

COVER

Transactions using certain derivative instruments expose the Fund to an obligation to another party. The Fund will not enter into any such transactions unless it owns either (1) an offsetting ("covered") position in securities, currencies or other options, futures contracts or forward contracts, or (2) cash or liquid assets with a value, marked-tomarket daily, sufficient to cover its potential obligations to the extent not covered as provided in (1) above. Each Fund will comply with SEC guidelines regarding cover for these instruments and will, if the guidelines so require, set aside cash or liquid assets in the prescribed amount as determined daily.

Assets used as cover or held in an account cannot be sold while the position in the corresponding derivative instrument is open, unless they are replaced with other appropriate assets. As a result, the commitment of a large portion of the Fund's assets to cover in accounts could impede portfolio management or the Fund's ability to meet redemption requests or other current obligations.

OPTIONS ON FUTURES CONTRACTS

The Florida Tax-Free Income Fund may invest in options on futures contracts to implement its investment strategy. An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the period of the option.

LIMITATIONS AND RISKS OF OPTIONS ON FUTURES AND FUTURES ACTIVITY

As noted above, the Florida Tax-Free Income Fund may engage in both hedging and non-hedging strategies. Although effective hedging can generally capture the bulk of a desired risk adjustment, no hedge is completely effective. The Fund's ability to hedge effectively through transactions in futures and options depends on the degree to which price movements in the hedged asset correlate with price movements of the futures and options on futures.

Non-hedging strategies typically involve special risks. The profitability of the Fund's non-hedging strategies will depend on the ability of the Manager to analyze both the applicable derivatives market and the market for the underlying asset or group of assets. Derivatives markets are often more volatile than corresponding securities markets and a relatively small change in the price of the underlying asset or group of assets can have a magnified effect upon the price of a related derivative instrument.

Derivatives markets also are often less liquid than the market for the underlying asset or group of assets. Some positions in futures and options on futures may be closed out only on an exchange that provides a secondary market. There can be no assurance that a liquid secondary market will exist for any particular futures contract or option on futures at any specific time. Thus, it may not be possible to close such an option on futures or futures position prior to maturity. The inability to close options and futures positions also could have an adverse impact on the Fund's ability to effectively carry out its derivative strategies and might, in some cases, require the Fund to deposit cash to meet applicable margin requirements.

Under certain circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract or an option on a futures contract can vary from the previous day's settlement price; once that limit is reached, no trades may be made that day at a price beyond the limit. Daily price limits do not limit potential losses because prices could move to the daily limit for several consecutive days with little or no trading, thereby preventing liquidation of unfavorable positions.

If the Fund were unable to liquidate a futures contract or an option on a futures position due to the absence of a liquid secondary market or the imposition of price limits, it could incur substantial losses. The Fund would continue to be subject to market risk with respect to the position. In addition, except in the case of purchased options, the Fund would continue to be required to make daily variation margin payments and might be required to maintain the position being hedged by the future or option or to maintain cash or securities in a segregated account.

Management of the Company has claimed an exclusion from the definition of "commodity pool operator" under the Commodity Exchange Act and, therefore, is not subject to registration or regulation as a commodity pool operator under that Act.

SWAP ARRANGEMENTS

The Florida Tax-Free Income Fund may enter into various forms of swap arrangements with counterparties with respect to interest rates, currency rates or indices, including purchase or caps, floors and collars as described below. In an interest rate swap the Fund could agree for a specified period to pay a bank or investment banker the floating rate of interest on a so-called notional principal amount (I.E., an assumed figure selected by the parties for this purpose) in exchange for agreement by the bank or investment banker to pay the Fund a fixed rate of interest on the notional principal amount. In a currency swap the Fund would agree with the other party to exchange cash flows based on the relative differences in values of a notional amount of two (or more) currencies; in an index swap, the Fund would agree to exchange cash flows on a notional amount based on changes in the values of the selected indices. The purchase of a cap entitles the purchaser to receive payments from the seller on a notional amount to the extent that the selected index exceeds an agreed upon interest rate or amount whereas the purchase of a floor entitles the purchaser to receive such payments to the extent the selected index falls below an agreed upon interest rate or amount. A collar combines buying a cap and selling a floor.

The Florida Tax-Free Income Fund may enter into credit protection swap arrangements involving the sale by the Fund of a put option on a debt security which is exercisable by the buyer upon certain events, such as a default by the referenced creditor on the underlying debt or a bankruptcy event of the creditor.

Most swaps entered into by the Fund will be on a net basis. For example, in an interest rate swap, amounts generated by application of the fixed rate and floating rate to the notional principal amount would first offset one another, with the Fund either receiving or paying the difference between such amounts. In order to be in a position to meet any obligations resulting from swaps, the Fund will set up a segregated custodial account to hold liquid assets, including cash. For swaps entered into on a net basis, assets will be segregated having a daily NAV equal to any excess of the Fund's accrued obligations over the accrued obligations of the other party; for swaps on other than a net basis, assets will be segregated having a value equal to the total amount of the Fund's obligations. Collateral is treated as illiquid.

These arrangements will be made primarily for hedging purposes, to preserve the return on an investment or on a portion of the Fund's portfolio. However, the Fund may, as noted above, enter into such arrangements for income purposes to the extent permitted by applicable law. In entering into a swap arrangement, the Fund is dependent upon the creditworthiness and good faith of the counterparty. The Fund will attempt to reduce the risk of nonperformance by the counterparty by dealing only with established, reputable institutions. The swap market is still relatively new and emerging; positions in swap contracts are generally illiquid and are not readily transferable to another counterparty. The use of interest rate swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If the Manager is incorrect in its forecasts of market values, interest rates and other applicable factors, the investment performance of the Fund would diminish compared with what it would have been if these investment techniques were not used. Moreover, even if the Manager is correct in its forecasts, there is a risk that the swap position may correlate imperfectly with the price of the asset or liability being hedged.

SHORT SALES

The Florida Tax-Free Income Fund may engage in short sells against the box. This technique involves selling either a security that the Fund owns, or a security equivalent in kind and amount to the security sold short that the Fund has the right to obtain, for delivery at a specified date in the future. The Fund may enter into a short sale against the box to hedge against anticipated declines in the market price of portfolio securities. If the value of the securities sold short increases prior to the scheduled delivery date, the Fund loses the opportunity to participate in the gain.

                             INVESTMENT RESTRICTIONS

The following investment restrictions have been adopted by the Trust for each Fund. These restrictions may not be changed for any given Fund without approval by the lesser of (1) 67% or more of the voting securities present at a meeting of the Fund if more than 50% of the outstanding voting securities of the Fund are present or represented by proxy or (2) more than 50% of the Fund's outstanding voting securities. The investment restrictions of one Fund may be changed without affecting those of the other Fund.

Each Fund may not:

(1) borrow money, except that a Fund may borrow money for temporary or emergency purposes in an amount not exceeding 33 1/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings), nor will either Fund purchase securities when its borrowings exceed 5% of its total assets;

(2) purchase any securities which would cause 25% or more of the value of that Fund's total assets at the time of such purchase to be invested in securities the interest upon which is derived from revenues or projects with similar characteristics, such as toll road revenue bonds, housing revenue bonds, electric power project revenue bonds, or in industrial revenue  bonds which are based,  directly or  indirectly,  on the credit of
     private  entities  of  any  one  industry;   provided  that  the  foregoing
     limitation does not apply with respect to investments in U.S. Treasury Bills, other obligations issued or guaranteed by the U.S. government, its agencies and instrumentalities, and, in the case of the Florida Tax-Free Money Market Fund, certificates of deposit and banker's acceptances of domestic banks;

(3)  issue senior securities, except as permitted under the 1940 Act;

(4) underwrite securities of other issuers, except to the extent that it may be deemed to act as a statutory underwriter in the distribution of any restricted securities or not readily marketable securities;

(5) purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent investments in securities secured by real estate or interests therein);

(6) lend any securities or make any loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties, except that this limitation does not apply to purchases of debt securities or to repurchase agreements; or

(7) purchase or sell commodities or commodities contracts except that the Florida Tax-Free Income Fund may invest in financial futures contracts, options thereon, and similar instruments.

Additionally, during normal market conditions, at least 80% of each Fund's annual income will be excludable from gross income for federal income tax purposes and the shares will also be exempt from the Florida intangible personal property tax; and each Fund's net assets will consist of Florida tax-exempt securities.

                           SPECIAL RISK CONSIDERATIONS

The following information is a brief summary of factors affecting the economy of the state of Florida (the "State") and does not purport to be a complete description of such factors. Other factors will affect issuers. The summary is based upon the State's Comprehensive Annual Financial Report for the Fiscal Year Ended June 30, 2006 (the "2006 Annual Report") (Florida's fiscal year is July 1
- June 30), and upon one or more of the most recently publicly available statements released by: (i) the Office of Economic and Demographic Research, a research arm of the Florida Legislature responsible for forecasting economic and social trends that affect policy making, revenues and appropriations; (ii) Visit Florida, the direct support organization for the Florida Commission on Tourism; and (iii) the U.S. Department of Commerce, Bureau of Economic Analysis. The information is provided as general information intended to give a brief and historical description and is not intended to indicate future or continuing trends in the financial or other positions of the State or of local governmental units located in the State. The Trust has not independently verified this information.

THE FLORIDA ECONOMY. Florida's economy grew 7.5 percent in fiscal year 2005-06, a strong growth rate considering the slowdown in the housing market. Although the economy was slightly slower than a year ago, it still outperformed the U.S. economy as a whole. This strength can be attributed to favorable natural, economic, and tax environments, and increasing demand for goods and services fueled by a rapidly growing population.

Increases in jobs were led by gains in professional and business services, construction, educational and health services, leisure and hospitality, wholesale and retail trade, financial services, and government. Sixty-three percent of the job increase in fiscal year 2005-06 came from professional and business services, construction, retail trade, and education and health services. Non-farm employment is anticipated to add 186,500 jobs in fiscal year 2006-07. Wages and salaries are anticipated to rise 7.5 percent. The unemployment rate is expected to be 3.4 percent for fiscal year 2006-07.

Florida's unemployment rate continues to trail the national average. Based on labor market statistics for May 2007, Florida remains top ranked in the nation in total job growth and generated the fastest job growth rate among the ten most populous states. Florida's non-farm employment grew 3.8 percent in fiscal year 2005-06, adding 293,700 jobs. In May 2007, Florida's unemployment was 3.2 percent. Out of a civilian labor force of 9,173,280, there were 8,883,827 employed and 289,453 unemployed Floridians. The May 2007 rate for Florida was
1.3 percentage points lower than the national rate of 4.5 percent.

In 2006, Florida's per capita personal income ("PCPI") ranked 20th in the nation. Since 1995, Florida's per capita personal income has been consistently below that of the U.S. In calendar year 2005, it was 99% ($34,001) of the U.S. $34,471 average. The 2005 PCPI reflected an increase of 4.5 percent from 2004. The 2004-2005 national change was 4.2 percent. In 1995, the PCPI of Florida was $22,691 and ranked 20th in the United States. The 1995-2005 average annual growth rate of PCPI was 4.1 percent. The average annual growth rate for the nation was 4.1 percent. The structure of Florida's income differs from that of the nation and the Southeast. Because Florida has a proportionally greater retirement age population, property income (dividends, interest, and rent) and transfer payments (social security and retirement benefits, among other sources of income) are relatively more important sources of income.

Florida's economy should improve as the housing market downturn eases by the third quarter of 2007. With the strength of its labor market, rising personal income, and a growing population fueling the demand for goods and services, Florida's economy is expected to continue to expand steadily in the long-run. Long-term growth is projected to be high as Florida's economic fundamentals remain strong and provide stimulus for sustained future growth.

Population growth (2.35 percent in fiscal year 2005-06) continues to be a major driver of economic activity in Florida. The state's population is expected to grow by 409,000 in fiscal year 2006-07. Over the next ten years, population is estimated to increase by 3.45 million. The projected growth in population will continue to fuel the State's economic expansion as the demand for housing, durable and non-durable goods and other services continues to increase.

Population growth continues to be a major driver of economic activity in Florida. Florida ranks as the 4th most populous state, with a population of 18,089,888 as of July, 2006. From census years 1990 to 2000, the State's estimated average annual rate of population increase has been approximately 1.8% as compared to an approximately 1.0% average annual increase for the nation as a whole. The State's population is expected to grow by 1,161,803 by 2010. Over the next ten years, the population is estimated to increase by 3.1 million. The population growth is expected to continue, and the U.S. Census Bureau has projected that Florida would edge past New York into third place in population by 2011.

Tourism remains an important aspect of the State's economy, and its financial impact is reflected in a broad range of market sectors, including transportation, communications, retail trade and services, and in State tax revenues generated by business activities that cater to visitors, such as hotels, restaurants, gift shops and theme park admissions. Tourism is one of the State's largest export industries, drawing purchasing power from outside the State and creating jobs, income, and tax revenues. In 2006, 84.6 million people visited Florida, an increase of 1.2% over the number of visitors to Florida in 2005.

The Trust cannot predict the impact of possible future terrorist attacks on the State's economy, although they would likely adversely impact the State's tourist industry and other economic factors in the State discussed in this SAI.

Florida was battered by four major hurricanes in 2004 and 2005 which brought destruction to thousands of homes and businesses. Reconstruction activities that began in 2004 were extended through 2006. New home construction increased in fiscal year 2005-06 as the housing market peaked, adding 271,300 homes. Since then, the housing market has softened which is expected to continue through fiscal year 2006-2007. Approximately 174,000 new homes are expected to be added in fiscal year 2006-07, a 36 percent drop from a year ago. After a dramatic rise in housing and home prices fueled by speculative buying, creative financing, and low interest rates, the housing market is currently going through a period of correction. This entails disposing of excess inventories of homes and downward adjustment of home prices. Construction is expected to slow as a result of the housing downturn. Total construction employment, which added 53,900 jobs in fiscal year 2005-06, is expected to lose 8,200 jobs in fiscal year 2006-07.

FLORIDA REVENUES AND EXPENDITURES. Financial operations of the State covering all receipts and expenditures are maintained through the use of the following State treasury funds: the General Revenue Fund, numerous Trust funds, and the Budget Stabilization Fund. According to the 2006 Annual Report, the State's governmental funds reported a combined ending fund balance of $19.8 billion, with $10.7 billion reported as unreserved fund balance and the remaining amount of $9.1 billion reserved for specific purposes. Some of the State's major governmental funds consist of the General Fund, the Transportation Fund, the Public Education Fund, and the Employment Services Fund. As of June 30, 2006, the balance of the Transportation Fund was $1.6 billion, an increase of $472 million (before effects of prior period adjustments). The increase in fund balance is primarily a result of additional funding authorized by Senate Bill
360. The Department of Transportation (the "Department") was granted $1.1 billion for growth management purposes. As a result, during fiscal year 2005-06, the Department received approximately $542 million in documentary stamp revenue and $575 million in nonrecurring general revenue. The Department has committed these funds, but not expended all of them.

The following is a description of the major tax revenue sources for the State's governmental funds for fiscal year 2005-06. While Florida does not levy a personal income tax nor an ad valorem tax on real or tangible personal property, taxes are the principal sources of financing State operations. The sales and use tax was the greatest single source of tax receipts in the State, accounting for approximately $20.73 billion, an increase of approximately 8.8% from the prior audited fiscal year. The second largest source of State tax receipts was the Documentary Stamp Tax and audited collections from this source during fiscal year 2005-06 totaled approximately $4.05 billion, an increase of 20.0% from the prior fiscal year. The third largest source of State tax receipts were the Corporate Income Tax, with audited collections of approximately $2.36 billion. The fourth largest source of tax revenues is the Motor Fuel Tax, which totaled approximately $2.21 billion for fiscal year 2005-06. The Motor Fuel Tax revenues are almost entirely dedicated trust funds for specific purposes and are not included in the State General Revenue Fund. The Communications Service Tax was the next largest source of tax revenues, at approximately $1.43 billion.

The intangible personal property tax is a tax on stocks, bonds, notes, governmental leaseholds, certain limited partnership interests, mortgages, and other obligations secured by liens on Florida realty, and other intangible personal property. Beginning July 1, 2004, all intangible tax revenue except revenue from the tax on governmental leaseholds is distributed to the General Revenue Fund. For the fiscal year ended June 30, 2006, the intangible property tax totaled $1.1 billion, an increase of 10.5% over the previous year. The State Legislature has repealed the intangible personal property tax as of January 1, 2007 (see below for additional information).

The estate tax is another source of revenues, yet one which is decreasing each year. The State's constitution generally limits the tax on resident decedent estates to the aggregate amount allowable as a credit against federal estate tax or state death taxes paid and thus the State's estate tax does not increase the estate's total federal estate tax liability. For audited fiscal year ended June 30, 2006, estate tax receipts were only $64.2 million, a decrease of 78.2% from the prior fiscal year. Due to the Economic Growth and Tax Relief Reconciliation Act of 2001, the allowable state death tax credit has been reduced annually by 25% from 2002 through 2004, with a total repeal in 2005. Since the amount of Florida estate tax is based upon the amount of federal credit allowable for state death taxes, an estate of a decedent who dies after December 31, 2004 will not owe Florida estate tax.

The State also has four major proprietary funds, including the Transportation Fund, the Lottery Fund, the Unemployment Compensation Fund, and the State Board of Administration Fund. The Lottery Fund accounts for lottery operations in the State, including sale of lottery tickets, payment of lottery prizes, and transfers to the Educational Enhancement Trust Fund ("EETF"). In fiscal year 2005-06, the Lottery Fund had total operating revenues of approximately $3.94 billion.

The March 2007 Estimated Revenue Conference published the estimated figures for the State's treasury funds for fiscal year 2006-07. The General Revenue Fund and the Working Capital funds, including recurring and nonrecurring funds, are estimated at approximately $32.08 billion. As of April 2006, the Estimated Revenue component for the 2006-07 fiscal year is estimated at approximately $26.82 billion. For the fiscal year 2006-07, the estimated expenditures, including recurring and non-recurring funds, are projected to be approximately $29.34 billion. The statutory balance for the Budget Stabilization Fund for fiscal year 2006-07 is approximately $1.25 billion, and the required balance for fiscal year 2007-08 is approximately $1.35 billion, requiring a transfer of $105.2 million. Total funds for fiscal year 2007-08 are estimated to be approximately $30.93 billion, including approximately $15.8 billion from non-recurring funds. Estimated figures for fiscal years 2007 and 2008 projected at the March 2007 Estimated Revenue Conference are subject to change as actual revenue collections may differ substantially from the stated figures. No assurance is given that actual revenue impact will not differ materially from the estimates provided.

The State Constitution does not permit a state or local personal income tax. An amendment to the State Constitution by the electors of the State is required to impose a personal income tax in the State.

Property valuations for homestead property are subject to a growth cap. Growth in the just (market) value of property qualifying for the homestead exemption is limited to 3% of the assessed value of the property for the prior year or the change in the Consumer Price Index, whichever is less. If the property changes ownership or homestead status, it is to be re-valued at full just value as of January 1 of the year following a change of ownership or homestead status. Although the impact of the growth cap cannot be determined, it may have the effect of causing local government units in the State to rely more on non AD VALOREM revenues to meet operating and other requirements normally funded with AD VALOREM tax revenues.

Since 1994, the amount of State revenue is limited by a constitutional amendment. Revenues collected for any fiscal year in excess of this limitation are required to be transferred to the Budget Stabilization Fund unless the Legislature, by two-thirds vote of both houses, decides to do otherwise. The revenue limit is determined by multiplying the average annual growth rate in Florida personal income over the previous five years by the amount of revenue permitted under the cap in the previous year.

Included in the definition of State revenues are taxes, fees, licenses, and charges for services (but not for goods) imposed by the Legislature on individuals, businesses, or agencies outside of State government, and proceeds of lottery ticket sales. The following categories are exempt from limitation on State revenue: (1) lottery receipts returned as prized; (2) balances carried forward from prior fiscal years; (3) proceeds of sales of goods (i.e. land; building; surplus property) (4) funds used for debt service and other payments related to debt; (5) state funds used to match federal money for most of Medicaid (with few exceptions); and (7) revenues required to be imposed by amendment to the State Constitution after July 1, 1994. In the last few years, changes in both state and federal tax laws have contributed to a widening gap between actual revenues and the revenue limit. In fiscal year 2006-07, State revenues subject to the limit are estimated to be $32.2 billion, or $3.9 billion below the limit of $36.1 billion. The Trust cannot predict the impact of these provisions on State finances. To the extent local governments traditionally receive revenues from the State which are subject to, and limited by, the amendment, the future distribution of such State revenues may be adversely affected.

Hurricanes continue to endanger the coastal and interior portions of Florida. The hurricane season runs from June 1 through November 30. Substantial damage resulted from tropical storms and hurricanes in the last few hurricane seasons, particularly in 2004 and 2005. The Trust cannot predict the economic impact, if any, of future hurricanes and storms.

The State's strong credit rating was maintained in 2006. Bond ratings received were as follows: Moody's Investor Service (Aa1), Standard and Poor's Corporation
(AAA), and Fitch, Inc. (AA+). The outlook for the State's credit rating is predicted to remain stable. The State's bonds payable at June 30, 2006, totaled approximately $17.14 billion and were issued to finance capital outlay for educational projects of local school districts, community colleges and state universities; environmental protection; and highway construction. Additionally, the State's benchmark debt ratio remained below the 6% target established by the Legislature, primarily due to higher than expected revenue collections and favorable interest rates in fiscal year 2005-06. The ratio is expected to remain below the target for the foreseeable future based on existing borrowing plans, current revenue forecasts and economic outlook.

                             PORTFOLIO TRANSACTIONS

The Manager, pursuant to the Advisory Agreement, and subject to the general control of the Trust's Board of Trustees, places all orders for the purchase and sale of Fund securities. Purchases of Fund securities are made either directly from the issuer or from dealers who deal in tax-exempt securities. The Manager may sell Fund securities prior to maturity if circumstances warrant and if it believes such disposition is advisable. In connection with portfolio transactions for the Trust, the Manager seeks to obtain the best available net price and most favorable execution for its orders.

The Manager has no agreement or commitment to place transactions with any broker-dealer and no regular formula is used to allocate orders to any broker-dealer. However, the Manager may place security orders with brokers or dealers who furnish research and brokerage services to the Manager as long as there is no sacrifice in obtaining the best overall terms available. Payment for such services would be generated through underwriting concessions from purchases of new issue fixed income securities. Such research and brokerage services may include, for example: advice concerning the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or the purchasers or sellers of securities; analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and performance of accounts; and various functions incidental to effecting securities transactions, such as clearance and settlement. These research services may also include access to research on third party databases, such as historical data on companies, financial statements, earnings history and estimates, and corporate releases; real-time quotes and financial news; research on specific fixed income securities; research on international market news and securities; and rating services on companies and industries. Thus, the Manager may be able to supplement its own information and to consider the views and information of other research organizations in arriving at its investment decisions. If such information is received and it is in fact useful to the Manager, it may tend to reduce the Manager's costs.

The Manager continuously reviews the performance of the broker-dealers with whom it places orders for transactions. In evaluating the performance of the brokers and dealers, the Manager considers whether the broker-dealer has generally provided the Manager with the best overall terms available, which includes obtaining the best available price and most favorable execution. The receipt of research from broker-dealers that execute transactions on behalf of the Trust may be useful to the Manager in rendering investment management services to other clients (including affiliates of the Manager), and conversely, such research provided by broker-dealers who have executed transaction orders on behalf of other clients may be useful to the Manager in carrying out its obligations to the Trust. While such research is available to and may be used by the Manager in providing investment advice to all its clients (including affiliates of the Manager), not all of such research may be used by the Manager for the benefit of the Trust. Such research and services will be in addition to and not in lieu of research and services provided by the Manager, and the expenses of the Manager will not necessarily be reduced by the receipt of such supplemental research. See THE TRUST'S MANAGER.

Securities of the same issuer may be purchased, held or sold at the same time by the Trust for any or all of its Funds, or other accounts or companies for which the Manager acts as the investment adviser (including affiliates of the Manager). On occasions when the Manager deems the purchase or sale of a security to be in the best interest of the Trust, as well as the Manager's other clients, the Manager, to the extent permitted by applicable laws and regulations, may aggregate such securities to be sold or purchased for the Trust with those to be sold or purchased for other customers in order to obtain best execution and lower brokerage commissions, if any. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Manager in the manner it considers to be most equitable and consistent with its fiduciary obligations to all such customers, including the Trust. In some instances, this procedure may affect the price and size of the position obtainable for the Trust.

The tax-exempt securities market is typically a "dealer" market in which investment dealers buy and sell bonds for their own accounts, rather than for customers, and although the price may reflect a dealer's mark-up or mark-down, the Trust pays no brokerage commissions as such. In addition, some securities may be purchased directly from issuers.

The Manager directed a portion of the Florida Tax-Free Income Fund's transactions to certain broker-dealers that provided the Manager with research, analysis, advice, and similar services. For the fiscal year ended March 31, 2007, such transactions and related underwriting concessions amounted to the following:

     FUND                      TRANSACTION AMOUNT      UNDERWRITING CONCESSIONS
Florida Tax-Free Income          $ 1,831,647                  $ 7,820

PORTFOLIO TURNOVER RATE

The portfolio turnover rate is computed by dividing the dollar amount of securities purchased or sold (whichever is smaller) by the average value of securities owned during the year.

The rate of portfolio turnover will not be a limiting factor when the Manager deems changes in the Florida Tax-Free Income Fund's portfolio appropriate in view of its investment objective. For example, securities may be sold in anticipation of a rise in interest rates (market decline) or purchased in anticipation of a decline in interest rates (market rise) and later sold. In addition, a security may be sold and another security of comparable quality may be purchased at approximately the same time in order to take advantage of what the Fund believes to be a temporary disparity in the normal yield relationship between the two securities. These yield disparities may occur for reasons not directly related to the investment quality of particular issues or the general movement of interest rates, such as changes in the overall demand for or supply of various types of tax-exempt securities. The Florida Tax-Free Income Fund may purchase or sell securities solely to achieve short-term trading profits. These activities may increase the portfolio turnover rate for the Fund, which may result in the Fund incurring higher brokerage costs and realizing more taxable gains that would otherwise be the case in the absence of such activities.

For the last two fiscal years ended March 31, the Florida Tax-Free Income Fund's portfolio turnover rates were as follows:

                    2006 . . . . 39.04%      2007  . . .  25.20 %

Portfolio turnover rates have been calculated excluding short-term variable rate securities, which are those with put date intervals of less than one year.

                     FUND HISTORY AND DESCRIPTION OF SHARES

The Funds are series of the Trust and are diversified. The Trust is an open-end management investment company established as a statutory trust under the laws of the state of Delaware pursuant to a Master Trust Agreement dated June 21, 1993, as amended. The Trust is authorized to issue shares of beneficial interest in separate portfolios. Thirty-nine such portfolios have been established, two of which are described in this SAI. Under the Master Trust Agreement, the Board of Trustees is authorized to create new portfolios in addition to those already existing without shareholder approval.

Each Fund's assets and all income, earnings, profits, and proceeds thereof, subject only to the rights of creditors, are specifically allocated to such Fund. They constitute the underlying assets of each Fund, are required to be segregated on the books of account, and are to be charged with the expenses of such Fund. Any general expenses of the Trust not readily identifiable as belonging to a particular Fund are allocated on the basis of the Funds' relative net assets during the fiscal year or in such other manner as the Trustees determines to be fair and equitable. Each share of each Fund represents an equal proportionate interest in that Fund with every other share and is entitled to dividends and distributions out of the net income and capital gains belonging to that Fund when declared by the Board. Upon liquidation of that Fund, shareholders are entitled to share pro rata in the net assets belonging to such Fund available for distribution.

Under the Trust's Master Trust Agreement, no annual or regular meeting of shareholders is required. Thus, there will ordinarily be no shareholder meeting unless otherwise required by the 1940 Act. Under certain circumstances, however, shareholders may apply to the Trustees for shareholder information in order to obtain signatures to request a shareholder meeting. The Trust may fill vacancies on the Board or appoint new Trustees if the result is that at least two-thirds of the Trustees have still been elected by shareholders. Moreover, pursuant to the Master Trust Agreement, any Trustee may be removed by the vote of two-thirds of the outstanding Trust shares and holders of 10% or more of the outstanding shares of the Trust can require Trustees to call a meeting of shareholders for the purpose of voting on the removal of one or more Trustees. The Trust will assist in communicating to other shareholders about the meeting. On any matter submitted to the shareholders, the holder of each Fund share is entitled to one vote per share (with proportionate voting for fractional shares) regardless of the relative NAVs of the Funds' shares. However, on matters affecting an individual Fund, a separate vote of the shareholders of that Fund is required. Shareholders of a Fund are not entitled to vote on any matter that does not affect that Fund but which requires a separate vote of another Fund. Shares do not have cumulative voting rights, which means that holders of more than 50% of the shares voting for the election of Trustees can elect 100% of the Trust's Board of Trustees, and the holders of less than 50% of the shares voting for the election of Trustees will not be able to elect any person as a Trustee.

Shareholders of a particular Fund might have the power to elect all of the Trustees of the Trust because that Fund has a majority of the total outstanding shares of the Trust. When issued, each Fund's shares are fully paid and nonassessable, have no pre-emptive or subscription rights, and are fully transferable. There are no conversion rights.

                    CERTAIN FEDERAL INCOME TAX CONSIDERATIONS

TAXATION OF THE FUNDS

Each Fund, which is treated as a separate corporation for federal tax purposes, intends to continue to qualify for treatment as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the Code). Accordingly, a Fund will not be liable for federal income tax on its taxable net investment income and net capital gains (capital gains in excess of capital losses) that it distributes to its shareholders, provided that it distributes at least 90% of its net investment income and the excess of its net short-term capital gain over its net short-term capital loss for the taxable year.

To qualify for treatment as a regulated investment company, a Fund must, among other things, (1) derive least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of securities, and other income (including gains from options or futures contracts) derived with respect to its business of investing in securities (the 90% test) and (2) satisfy certain diversification requirements at the close of each quarter of its taxable year. Furthermore, for a Fund to pay tax-exempt income dividends, at least 50% of the value of its total assets at the close of each quarter of its taxable year must consist of obligations the interest on which is exempt from federal income tax. Each Fund intends to continue to satisfy this requirement.

The Code imposes a nondeductible 4% excise tax on a regulated investment company that fails to distribute during each calendar year an amount at least equal to the sum of (1) 98% of its ordinary income for that calendar year, (2) 98% of its capital gain net income for the twelve-month period ending on October 31 of that year, and (3) any prior undistributed income and gains. Each Fund intends to continue to make distributions necessary to avoid imposition of this excise tax.

For federal income tax purposes, debt securities purchased by a Fund, including zero coupon bonds, may be treated as having original issue discount (generally, the excess of the stated redemption price at maturity of a debt obligation over its issue price). Original issue discount is treated for federal income tax purposes as income earned by a Fund, whether or not any payment is actually received, and therefore is subject to the distribution requirements mentioned above. However, original issue discount with respect to tax-exempt obligations generally will be excluded from a Fund's taxable income, although that discount will be included in its gross income for purposes of the 90% test and will be added to the adjusted tax basis of those obligations such securities for purposes of determining gain or loss upon sale or at maturity. Generally, the amount of original issue discount is determined on the basis of a constant yield to maturity which takes into account the compounding of accrued interest.

A Fund may purchase debt securities at a market discount. A market discount exists when a security is purchased at a price less than its original issue price adjusted for accrued original issue discount, if any. The Funds intend to defer recognition of accrued market discount until maturity or other disposition of the security. For a security purchased at a market discount, the gain realized on disposition will be treated as taxable ordinary income to the extent of accrued market discount on the security.

The Funds may also purchase debt securities at a premium, I.E., at a purchase price in excess of face amount. With respect to tax-exempt securities, the premium must be amortized to the maturity date, but no deduction is allowed for the premium amortization. The amortized bond premium on a security will reduce a Fund's adjusted tax basis in the security. For taxable securities, the premium may be amortized if a Fund so elects. The amortized premium on taxable securities is first offset against interest received on the securities and then allowed as a deduction, and, generally must be amortized under an economic accrual method.

TAXATION OF THE SHAREHOLDERS

Taxable distributions are generally included in a shareholder's gross income for the taxable year in which they are received. However, dividends and other distributions declared in October, November, or December and made payable to shareholders of record in such a month are deemed to have been received on December 31 if they are paid during the following January.

If dividends a Fund distributes to its shareholders are derived from interest income exempt from federal income tax and are designated as "exempt-interest dividends" by the Fund, they will be excludable from a shareholder's gross income for federal income tax purposes. Shareholders who are recipients of Social Security benefits should be aware that exempt-interest dividends received from a Fund are includible in their "modified adjusted gross income" for purposes of determining the amount of such Social Security benefits, if any, that are required to be included in their gross income.

If a Fund invests in any instruments that generate taxable income (such as market discount bonds, as described above, or otherwise under the circumstances described in the Fund's prospectus and this SAI) or engages in securities lending, the portion of any dividend that Fund pays that is attributable to the income earned on those instruments or from such lending will be taxable to its shareholders as ordinary income to the extent of its earnings and profits (and will not qualify for the 15% maximum federal income tax rate for individual shareholders enacted in 2003), and only the remaining portion will qualify as an exempt-interest dividend. Moreover, if a Fund realizes capital gain as a result of market transactions, any distributions of the gain will be taxable to its shareholders. Those distributions will be subject to a 15% maximum federal income tax rate for individual shareholders to the extent they are attributable to net capital gain (I.E., the excess of net long-term capital gain over net short-term capital loss) a Fund recognizes on sales or exchanges of capital assets through March 31, 2011, as noted in the prospectus, but distributions of other capital gain will be taxed as ordinary income.

All distributions of investment income during a year will have the same percentage designated as tax-exempt. This method is called the "average annual method." Since the Funds invest primarily in tax-exempt securities, the percentage will be substantially the same as the amount actually earned during any particular distribution period.

A shareholder of the Florida Tax-Free Income Fund should be aware that a redemption of shares (including any exchange into another USAA Fund) is a taxable event, and, accordingly, a capital gain or loss may be recognized. If a shareholder receives an exempt-interest dividend with respect to any Fund share and has held that share for six months or less, any loss on the redemption or exchange of that share will be disallowed to the extent of such exempt-interest dividend. Similarly, if a shareholder of the Fund receives a distribution taxable as long-term capital gain with respect to any Fund shares and redeems or exchanges that Fund's shares before he or she has held them for more than six months, any loss on the redemption or exchange (not otherwise disallowed as attributable to an exempt-interest dividend) will be treated as long-term capital loss.

The Funds may invest in industrial development revenue bonds. Interest on certain of those bonds generally tax preference item for purposes of the federal alternative minimum tax (AMT), although the interest continues to be excludable from federal gross income. AMT is a supplemental tax designed to ensure that taxpayers pay at least a minimum amount of tax on their income, even if they make substantial use of certain tax deductions and exclusions (referred to as tax preference items). Interest from industrial development revenue bonds is one of the tax prefer-ence items that is added to income from other sources for the purposes of determining whether a taxpayer is subject to the AMT and the amount of any tax to be paid. For corporate investors, alternative minimum taxable income is increased by 75% of the amount by which adjusted current earnings (ACE) exceed alternative minimum taxable income before the ACE adjustment. For corporate taxpayers, all tax-exempt interest is considered in calculating the AMT as part of the ACE. Prospective investors should consult their own tax advisers with respect to the possible application of the AMT to their tax situation.

Opinions relating to the validity of tax-exempt securities and the exemption of interest thereon from federal income tax are rendered by recognized bond counsel to the issuers. Neither the Manager's nor the Funds' counsel makes any review of the basis of such opinions.

                                FLORIDA TAXATION

TAXATION OF THE FUNDS

If a Fund has tax nexus with Florida, such as through the location within Florida of the Trust or the Fund's activities or those of its adviser, then the Fund will be subject to Florida corporate income tax. Each Fund intends to operate so as not to be subject to Florida taxation.

TAXATION OF THE SHAREHOLDERS

Florida does not impose an income tax on individuals. Thus, dividends and distributions paid by the Funds to individuals who are residents of Florida are not taxable by Florida. Florida imposes an income tax on corporations and similar entities at a rate of 5.5% of net income. Dividends and distributions of investment income and capital gains by the Funds will be subject to the Florida corporate income tax. Accordingly, investors in the Funds, including, in particular, investors that may be subject to the Florida corporate income tax, should consult their tax advisers with respect to the application of the Florida corporate income tax to the receipt of Fund dividends and distributions and to the investor's Florida tax situation in general.

The State Legislature has repealed the intangible personal property tax. Beginning January 1, 2007, individuals, married couples, personal representatives of estates, and businesses are no longer required to file an annual intangible personal property tax return reporting their stocks, bonds, mutual funds, money market funds, shares of business trusts, and unsecured notes. The last annual intangible tax return that these taxpayers were required to file was the 2006 return that was due by June 30, 2006. Any intangible taxes owed to the State for that return or prior years are still due. Not all intangible taxes have been repealed. The intangible tax on leases of government-owned real property and the one-time intangible tax on notes secured by a mortgage on Florida real property are still in effect.

                       TRUSTEES AND OFFICERS OF THE TRUST

The Board of Trustees of the Trust consists of five Trustees who supervise the business affairs of the Trust. The Board of Trustees is responsible for the general oversight of the Funds' business and for assuring that the Funds are managed in the best interests of each Fund's respective shareholders. The Board of Trustees periodically reviews the Funds' investment performance as well as the quality of other services provided to the Funds and their shareholders by each of the Funds' service providers, including IMCO and its affiliates.

Set forth below are the Non Interested Trustees, the Interested Trustee, officers, and each of their respective offices and principal occupations during the last five years, length of time served, and information relating to any other Directorships held.

NON-INTERESTED TRUSTEES

                     POSITION(S)    TERM OF OFFICE**    PRINCIPAL OCCUPATION(S) AND          NUMBER OF USAA
NAME, ADDRESS*       HELD WITH      AND FUNDS           OUTSIDE DIRECTORSHIPS DURING         FUNDS OVERSEEN BY
AND AGE              FUNDS          TRUSTEE/OFFICER     THE PAST FIVE YEARS                  TRUSTEE/OFFICER

Barbara B.           Trustee        January 1994        President, Postal Addvantage         One registered
Dreeben (62)                                            (7/92-present), which is a postal    investment company
                                                        mail list management service.        consisting of 39 funds

Robert L. Mason,     Trustee        January 1997        Institute Analyst, Southwest         One registered
Ph.D. (61)                                              Research Institute (3/02-present);   investment company
                                                        Staff Analyst, Southwest Research    consisting of 39 funds
                                                        Institute (9/98-3/02), which
                                                        focuses in the fields of
                                                        technological research.

Michael F.           Trustee        January 2000        President of Reimherr Business       One registered
Reimherr (61)                                           Consulting (5/95-present), which     investment company
                                                        performs business valuations of      consisting of 39 funds
                                                        large companies to include the
                                                        development of annual business
                                                        plans, budgets, and internal
                                                        financial reporting.

Richard A.           Trustee and    January 1992        Vice President, Beldon Roofing       One registered
Zucker (64)          Chairman       and Chair since     Company (7/85-present).              investment company
                                    February 2005                                            consisting of 39 funds

* The address for each Non-Interested Trustee is USAA Investment Management Company, P.O. Box 659430, San Antonio, Texas 78265-9430.

** The term of office for each Trustee is twenty (20) years or until the Trustee reaches age 70. All members of the Board of Trustees shall be presented to shareholders for election or reelection, as the case may be, at least once every five (5) years. Vacancies on the Board of Trustees can be filled by the action of a majority of the Trustees, provided that at least two-thirds of the Trustees have been elected by the shareholders.

TRUSTEES AND OFFICERS OF THE TRUST WHO ARE EMPLOYEES OF THE MANAGER OR AFFILIATED COMPANIES AND ARE CONSIDERED "INTERESTED PERSONS" UNDER THE 1940 ACT.

                     POSITION(S)    TERM OF OFFICE      PRINCIPAL OCCUPATION(S) AND          NUMBER OF USAA
NAME, ADDRESS*       HELD WITH      AND FUNDS           OUTSIDE DIRECTORSHIPS DURING         FUNDS OVERSEEN BY
AND AGE              FUNDS          TRUSTEE/OFFICER     THE PAST FIVE YEARS                  TRUSTEE/OFFICER

Christopher W.       Trustee,       February 2001       President, Financial Services        One registered
Claus (46)           President,                         Group, USAA (1/07-present);          investment company
                     and Vice                           Chair of the Board of Directors      consisting of 39 funds
                     Chairman                           and Chief Investment Officer,
                                                        USAA Investment Management
                                                        Company (IMCO) (1/07-present);
                                                        President and Chief Executive
                                                        Officer, Director, and Chairman
                                                        of the Board of Directors, IMCO
                                                        (12/04-1/07); President and Chief
                                                        Executive Officer, Director, and
                                                        Vice Chairman of the Board of Directors,
                                                        IMCO (2/01-12/04). Mr. Claus also
                                                        serves as Chairman of the Board of
                                                        Directors of USAA  Shareholder Account
                                                        Services (SAS); USAA Financial Planning
                                                        Services Insurance Agency, Inc. (FPS)
                                                        and USAA Financial Advisors, Inc. (FAI);
                                                        and a director of USAA Life Insurance
                                                        Company (USAA Life) and USAA Federal
                                                        Savings Bank.

Kristi A.            Senior Vice    February 2007       President and Director, IMCO         One registered
Matus (39)           President                          (2/07-present); President and        investment company
                                                        Vice Chair of the Board of           consisting of 39 funds
                                                        Directors, USAA Life (3/04-present);
                                                        Vice President, Products & Regulatory
                                                        Management, USAA Life (1/04-3/04);
                                                        Vice President,Life Insurance Solutions,
                                                        USAA Life (9/02-1/04); Executive Vice
                                                        President and Chief Operating Officer,
                                                        Thrivent Financial Bank (6/01-9/02). Ms.
                                                        Matus also serves as President and
                                                        Director of SAS.

Clifford A.          Vice           May 2002            Senior Vice President, Fixed Income  One registered
Gladson (56)         President                          Investments, IMCO (9/02-present);    investment company
                                                        Vice President, Fixed Income         consisting of 39 funds
                                                        Investments, IMCO (5/02-9/02).

Ronald B. Sweet      Vice           June 2006           Vice President, Equity Investments,  One registered
(44)                 President                          IMCO (6/06-present); Assistant       investment company
                                                        Vice President, Investment Strategy  consisting of 39 funds
                                                        & Analysis, USAA (12/01-6/06).

                     POSITION(S)    TERM OF OFFICE      PRINCIPAL OCCUPATION(S) AND          NUMBER OF USAA
NAME, ADDRESS*       HELD WITH      AND FUNDS           OUTSIDE DIRECTORSHIPS DURING         FUNDS OVERSEEN BY
AND AGE              FUNDS          TRUSTEE/OFFICER     THE PAST FIVE YEARS                  TRUSTEE/OFFICER

Mark S. Howard       Secretary      September 2002      Senior Vice President, USAA Life/    One registered
(43)                                                    IMCO/FPS General Counsel,            investment company
                                                        USAA (10/03-present); Senior Vice    consisting of 39 funds
                                                        President, Securities Counsel,
                                                        USAA (12/02-10/03); Senior Vice
                                                        President, Securities Counsel and
                                                        Compliance, IMCO  1/02-12/02).
                                                        Mr. Howard also holds the officer
                                                        positions of Senior Vice President,
                                                        Secretary and Counsel for USAA Life,
                                                        IMCO, SAS, FPS, and FAI.

Debra K.             Treasurer      July 2005           Assistant Vice President, IMCO/FPS   One registered
Dunn (37)                                               Finance, USAA (9/04-present);        investment company
                                                        Executive Director IMCO/FPS          consisting of 39 funds
                                                        Finance, USAA (12/03-9/04);
                                                        Executive Director FPS Finance,
                                                        USAA (2/03-12/03); Director FPS
                                                        Finance, USAA (12/02-2/03);
                                                        Director Strategic Financial
                                                        Analysis, IMCO (1/01-12/02). Ms.
                                                        Dunn also holds the officer positions
                                                        of Assistant Vice President and
                                                        Treasurer for IMCO and SAS.

James L. Love        Assistant      February 2007       Executive Director Executive         One registered
(38)                 Secretary                          Attorney (EP), Securities Counsel,   investment company
                                                        USAA (1/03-present); Senior          consisting of 39 funds
                                                        Counsel, Securities Counsel, USAA
                                                        (12/02-1/03); Senior Counsel,
                                                        Securities Counsel and Compliance,
                                                        IMCO (5/02-12/02).

Roberto Galindo,     Assistant      July 2000           Assistant Vice President, Portfolio  One registered
 Jr. (46)            Treasurer                          Accounting/Financial Administration, investment company
                                                        USAA (12/02-present); Assistant Vice consisting of 39 funds
                                                        President, Mutual Fund Analysis &
                                                        Support, IMCO (10/01-12/02).

Jeffrey D. Hill      Chief          September           Assistant Vice President, Mutual     One registered
(39)                 Compliance     2004                Funds Compliance, USAA               investment company
                     Officer                            (9/04-present); Assistant Vice       consisting of 39 funds
                                                        President, Investment Management
                                                        Administration & Compliance, USAA
                                                        (12/02-9/04); Assistant Vice
                                                        President, Investment Management
                                                        Administration & Compliance, IMCO
                                                        (9/01-12/02).

* The address of the Interested Trustee and each officer is P.O. Box 659430, San Antonio, Texas 78265-9430.

COMMITTEES OF THE BOARD OF TRUSTEES

The Board of Trustees typically conducts regular meetings five or six times a year to review the operations of the Funds in the USAA family of funds. During the Funds' most recent full fiscal year ended March 31, 2007, the Board of Trustees held meetings five times. A portion of these meetings is devoted to various committee meetings of the Board of Trustees, which focus on particular matters. In addition, the Board of Trustees may hold special meetings by telephone or in person to discuss specific matters that may require action prior to the next regular meeting. The Board of Trustees has four committees: an Executive Committee, an Audit Committee, a Pricing and Investment Committee, and a Corporate Governance Committee. The duties of these four Committees and their present membership are as follows:

EXECUTIVE COMMITTEE: Between the meetings of the Board of Trustees and while the Board is not in sessions, the Executive Committee of the Board of Trustees has all the powers and may exercise all the duties of the Board of Trustees in the management of the business of the Trust that may be delegated to it by the Board. Trustees Claus and Zucker are members of the Executive Committee. During the Funds' most recent full fiscal year ended March 31, 2007, the Executive Committee held no meetings.

AUDIT COMMITTEE: The Audit Committee of the Board of Trustees reviews the financial information and the independent auditors' reports, and undertakes certain studies and analyses as directed by the Board. Trustees Dreeben, Mason, Reimherr, and Zucker are members of the Audit Committee. During the Funds' most recent full fiscal year ended March 31, 2007, the Audit Committee held meetings four times.

PRICING AND INVESTMENT COMMITTEE: The Pricing and Investment Committee of the Board of Trustees acts upon various investment-related issues and other matters that have been delegated to it by the Board. Trustees Claus, Dreeben, Mason, Reimherr, and Zucker are members of the Pricing and Investment Committee. During the Funds' most recent full fiscal year ended March 31, 2007, the Pricing and Investment Committee held meetings four times.

CORPORATE GOVERNANCE COMMITTEE: The Corporate Governance Committee of the Board of Trustees maintains oversight of the organization, performance, and effectiveness of the Board and independent Trustees. Trustees Dreeben, Mason, Reimherr, and Zucker are members of the Corporate Governance Committee. During the Funds' most recent full fiscal year ended March 31, 2007, the Corporate Governance Committee held meetings five times.

In addition to the previously listed Trustees and/or officers of the Trust who also serve as Trustees and/or officers of the Manager, the following individuals are executive officers of the Manager: Terri L. Luensmann, Senior Vice President, Investment Operations, and Casey L. Wentzell, Senior Vice President, Investment Sales and Service. There are no family relationships among the Trustees, officers, and managerial level employees of the Trust.

The following table sets forth the dollar range of total equity securities beneficially owned by the Trustees of the Funds listed in this SAI and in all the USAA Funds overseen by the Trustees as of the calendar year ended December 31, 2006.

                                                                 USAA FUND
                         FLORIDA TAX-        FLORIDA TAX-FREE     COMPLEX
                       FREE INCOME FUND      MONEY MARKET FUND     TOTAL

INTERESTED TRUSTEE

Christopher W. Claus        None                None            Over $100,000

NON INTERESTED TRUSTEES

Barbara B. Dreeben          None                None            Over $100,000
Robert L. Mason             None                None            Over $100,000
Michael F. Reimherr         None                None            Over $100,000
Richard A. Zucker           None                None            Over $100,000

The following table sets forth information describing the compensation of the current Trustees of the Trust for their services as Trustees for the fiscal year ended March 31, 2007.

   NAME                            AGGREGATE               TOTAL COMPENSATION
    OF                          COMPENSATION FROM             FROM THE USAA
  TRUSTEE                    FUNDS LISTED IN THIS SAI       FAMILY OF FUNDS (B)

INTERESTED TRUSTEE

Christopher W. Claus                None (a)                    None (a)

NON INTERESTED TRUSTEES

Barbara B. Dreeben                 $ 5,839                      $ 68,900
Robert L. Mason                    $ 6,070                      $ 73,400
Michael F. Reimherr                $ 5,761                      $ 67,400
Richard A. Zucker                  $ 6,377                      $ 79,400

(A) CHRISTOPHER W. CLAUS IS AFFILIATED WITH THE TRUST'S INVESTMENT ADVISER, IMCO, AND, ACCORDINGLY, RECEIVES NO REMUNERATION FROM THE TRUST OR ANY OTHER FUND IN THE USAA FUND COMPLEX.

(B) AT MARCH 31, 2007, THE USAA FUND COMPLEX CONSISTED OF ONE REGISTERED INVESTMENT COMPANY OFFERING 39 INDIVIDUAL FUNDS.

No compensation is paid by any fund to any Trustee who is a director, officer, or employee of IMCO or its affiliates. No pension or retirement benefits are accrued as part of fund expenses. The Trust reimburses certain expenses of the Trustees who are not affiliated with the investment adviser. As of June 30, 2007, the officers and Trustees of the Trust and their families as a group owned beneficially or of record less than 1% of the outstanding shares of the Trust.

The Trust knows of no one person who, as of June 30, 2007, held of record or owned beneficially 5% or more of either Fund's shares.

                              THE TRUST'S MANAGER

As described in the prospectus, IMCO is the manager and investment adviser, providing services under the Advisory Agreement. IMCO, organized in May 1970, is a wholly owned indirect subsidiary of United Services Automobile Association
(USAA), a large, diversified financial services institution, and has served as investment adviser and underwriter for the Trust from its inception.

In addition to managing the Trust's assets, IMCO advises and manages the investments for USAA and its affiliated companies. As of the date of this SAI, total assets under management by IMCO were approximately $64 billion, of which approximately $39 billion were in mutual fund portfolios.

ADVISORY AGREEMENT

Under the Advisory Agreement, IMCO provides an investment program, carries out the investment policy, and manages the portfolio assets for each Fund. For these services under the Advisory Agreement, the Trust has agreed to pay IMCO a fee computed as described under FUND MANAGEMENT in the prospectus. Management fees are computed and accrued daily and payable monthly. IMCO is authorized, subject to the control of the Board of Trustees of the Trust, to determine the selection, amount, and time to buy or sell securities for each Fund. IMCO compensates all personnel, officers, and Trustees of the Trust if such persons are also employees of IMCO or its affiliates.

Except for the services and facilities provided by IMCO, the Funds pay all other expenses incurred in their operations. Expenses for which the Funds are responsible include taxes (if any); brokerage commissions on portfolio transactions (if any); expenses of issuance and redemption of shares; charges of transfer agents, custodians, and dividend disbursing agents; cost of preparing and distributing proxy material; auditing and legal expenses; certain expenses of registering and qualifying shares for sale; fees of Trustees who are not interested persons (not affiliated) of IMCO; costs of printing and mailing the prospectus, SAI, and periodic reports to existing shareholders; and any other charges or fees not specifically enumerated. IMCO pays the cost of printing and mailing copies of the prospectus, the SAI, and reports to prospective shareholders.

The Advisory Agreement will remain in effect until July 31, 2008, for each Fund and will continue in effect from year to year thereafter for each Fund as long as it is approved at least annually by a vote of the outstanding voting securities of such Fund (as defined by the 1940 Act) or by the Board of Trustees (on behalf of such Fund) including a majority of the Trustees who are not interested persons of IMCO or (otherwise than as Trustees) of the Trust, at a meeting called for the purpose of voting on such approval. The Advisory Agreement may be terminated at any time by either the Trust or IMCO on 60 days' written notice. It will automatically terminate in the event of its assignment (as defined in the 1940 Act).

From time to time, IMCO may voluntarily, without prior notice to shareholders, waive all or any portion of fees or agree to reimburse expenses incurred by a Fund. IMCO can modify or eliminate the voluntary waiver at any time without prior notice to shareholders.

For the last three fiscal years ended March 31, management fees were as follows:

                                          2005          2006             2007
   Florida Tax-Free Income Fund         $992,351     $1,060,168       $958,342
   Florida Tax-Free Money Market Fund   $428,092     $  438,650       $381,976

The Florida Tax-Free Income Fund's management fee is based upon two components: a base fee and a performance adjustment. The base fee of the Funds is computed as a percentage of the aggregate average net assets of both Funds combined. The base fee is allocated between the Funds based on the relative net assets of each. The base fee is computed at one-half of one percent (0.50%) of the first $50 million of average net assets, two-fifths of one percent (0.40%) for that portion of average net assets over $50 million but not over $100 million, and three-tenths of one percent (0.30%) for that portion of average net assets over $100 million. A performance adjustment increases or decreases the base fee of the Florida Tax-Free Income Fund depending upon the performance of the Fund relative to its relevant index. The Florida Tax-Free Income Fund's performance will be measured relative to that of the Lipper Florida Municipal Debt Funds Index. With respect to the Florida Tax-Free Money Market Fund, the management fee will continue to consist solely of the base fee discussed in this paragraph.

COMPUTING THE PERFORMANCE ADJUSTMENT

For any month, the base fee of the Florida Tax-Free Income Fund will equal the Fund's average net assets for that month multiplied by the annual base fee rate for the Fund, multiplied by a fraction, the numerator of which is the number of days in the month and the denominator of which is 365 (366 in leap years). The base fee is then adjusted based upon the Fund's average annual performance during the performance period compared to the average annual performance of the Fund's relevant index over the same time period. The performance period for the Florida Tax-Free Income Fund consists of the current month plus the previous 35 months.

The annual performance adjustment rate is multiplied by the average net assets of the Florida Tax-Free Income Fund over the performance period, which is then multiplied by a fraction, the numerator of which is the number of days in the month and the denominator of which is 365 (366 in leap years). The resulting amount is then added to (in the case of overperformance) or subtracted from (in the case of underperformance) the base fee as referenced in the chart on the next page:

         OVER/UNDER PERFORMANCE                  ANNUAL ADJUSTMENT RATE
           RELATIVE TO INDEX                 (IN BASIS POINTS AS A PERCENTAGE
          (IN BASIS POINTS) 1                 OF A FUND'S AVERAGE NET ASSETS)

            +/- 20 to 50                                +/- 4
            +/- 51 to 100                               +/- 5
          +/- 101 and greater                           +/- 6

  1 BASED ON THE DIFFERENCE BETWEEN AVERAGE ANNUAL PERFORMANCE OF THE FUND AND ITS RELEVANT INDEX, ROUNDED TO THE NEAREST BASIS POINT (.01%).

For example, assume that a fixed income fund with average net assets of $900 million has a base fee of 0.30 of 1% (30 basis points) of the fund's average net assets. Also assume that the fund had average net assets during the performance period of $850 million. The following examples demonstrate the effect of the performance adjustment during a given 30-day month in various market environments, including situations in which the fund has outperformed, underperformed, and approximately matched its relevant index:

                                   EXAMPLES

                                  1           2          3            4           5          6
Fund Performance (a)            6.80%       5.30%      4.30%       (7.55%)    (-5.20%)     (3.65%)
Index Performance (a)           4.75%       5.15%      4.70%       (8.50%)    (-3.75%)     (3.50%)
                             ---------   ---------   ---------   ---------   ---------   -----------
Over/Under Performance (b)     + 205         +15       - 40         + 95       - 145        - 15
Annual Adjustment Rate (b)       + 6           0         -4          + 5         - 6           0
Monthly Adjustment Rate (c)     .0049%         n/a    (.0033%)      .0041%    (.0049%)         n/a
Base Fee for Month           $ 221,918   $ 221,918   $ 221,918   $ 221,918   $ 221,918   $ 221,918
Performance Adjustment          41,650           0    (28,050)      34,850    (41,650)           0
                             -----------------------------------------------------------------------
Monthly Fee                  $ 263,568   $ 221,918   $ 193,868   $ 256,768   $ 180,268   $ 221,918
                             =======================================================================

(A) AVERAGE ANNUAL PERFORMANCE OVER A 36-MONTH PERIOD

(B) IN BASIS POINTS

(C) ANNUAL ADJUSTMENT RATE DIVIDED BY 365, MULTIPLIED BY 30, AND STATED AS A PERCENTAGE

The Florida Tax-Free Income Fund measures its investment performance by comparing the beginning and ending redeemable value of an investment in the Fund during the measurement period, assuming the reinvestment of dividends and capital gains distributions during the period. Lipper uses this same methodology when it measures the investment performance of the component mutual funds within the Florida Municipal Debt Fund Index. Because the adjustment to the base fee is based upon the Fund's performance compared to the investment record of its respective Index, the controlling factor as to whether a performance adjustment will be made is not whether the Fund's performance is up or down per se, but whether it is up or down more or less than the record of its respective Index. Moreover, the comparative investment performance of the Fund is based solely on the relevant performance period without regard to the cumulative performance over a longer or shorter period of time.

ADMINISTRATION AND SERVICING AGREEMENT

Under an Administration and Servicing Agreement effective August 1, 2001, IMCO is obligated on a continuous basis to provide such administrative services as the Board of Trustees of the Trust reasonably deems necessary for the proper administration of the Funds. IMCO will generally assist in all aspects of the Funds' operations; supply and maintain office facilities, statistical and research data, data processing services, clerical, accounting, bookkeeping and recordkeeping services (including without limitation the maintenance of such books and records as are required under the 1940 Act and the rules thereunder, except as maintained by other agents), internal auditing, executive and administrative services, and stationery and office supplies; prepare and file tax returns; supply financial information and supporting data for reports to and filings with the SEC and various state Blue Sky authorities; supply supporting documentation for meetings of the Board of Trustees; provide and maintain an appropriate fidelity bond; process and coordinate purchases and redemptions and coordinate and implement wire transfers in connection therewith; execute orders under any offer of exchange involving concurrent purchases and redemptions of shares of one or more funds in the USAA family of funds; respond to shareholder inquiries; assist in processing shareholder proxy statements, reports, prospectuses, and other shareholder communications; furnish statements and confirms of all account activity; respond to shareholder complaints and other correspondence; and negotiate arrangements with, and supervise and coordinate the activities of, agents and others to supply services. For these services under the Administration and Servicing Agreement, the Trust has agreed to pay IMCO a fee computed daily and paid monthly, at an annual rate equal to fifteen one-hundredths of one percent (0.15%) for the Florida Tax-Free Income Fund and one-tenth of one percent (0.10%) for the Florida Tax-Free Money Market Fund of the average net assets of the respective Fund. We may also delegate one or more of our responsibilities to others at our expense.

For the last three fiscal years ended March 31, the Trust paid IMCO the following administration and servicing fees:

                                            2005        2006            2007

  Florida Tax-Free Income Fund          $ 381,677     $ 413,576       $ 395,856
  Florida Tax-Free Money Market Fund    $ 126,158     $ 130,206       $ 112,457

In addition to the services provided under the Funds' Administration and Servicing Agreement, the Manager also provides certain legal and tax services for the benefit of the Funds. The Trust's Board of Trustees has approved the reimbursement of these expenses incurred by the Manager. For the last three fiscal years ended March 31, 2007, the Funds reimbursed the Manager for these legal and tax services as follows:

                                          2005        2006            2007

  Florida Tax-Free Income Fund          $ 8,861     $ 12,285       $ 7,962
  Florida Tax-Free Money Market Fund    $ 6,395     $  9,284       $ 4,863

CODE OF ETHICS

The Funds and the Manager have adopted a joint code of ethics pursuant to Rule 17j-1 under the 1940 Act, which permits personnel covered by the rule to invest in securities that may be purchased or held by a Fund but prohibits fraudulent, deceptive, or manipulative conduct in connection with that personal investing. The Board of Trustees reviews the administration of the joint code of ethics at least annually and receives certifications from the Manager regarding compliance with the code of ethics annually.

While the officers and employees of the manager, as well as those of the Funds, may engage in personal securities transactions, their are certain restrictions in the procedures in the Codes of Ethics adopted by the Manager and the Funds. The Codes of Ethics are designed to ensure that the shareholders' interests come before the individuals who manage their Funds. The Codes of Ethics require the portfolio manager and other employees with access information about the purchase or sale of securities by the Funds to abide by the Code of Ethics requirements before executing permitted personal trades. A copy of the Codes of Ethics has been filed with the SEC and is available for public view.

UNDERWRITER

The Trust has an agreement with IMCO for exclusive underwriting and distribution of the Funds' shares on a continuing best-efforts basis. This agreement provides that IMCO will receive no fee or other compensation for such distribution services.

TRANSFER AGENT

The Transfer Agent performs transfer agent services for the Trust under a Transfer Agency Agreement. Services include maintenance of shareholder account records, handling of communications with shareholders, distribution of Fund dividends, and production of reports with respect to account activity for shareholders and the Trust. For its services under the Transfer Agency Agreement, each Fund pays the Transfer Agent an annual fixed fee of $25.50 per account. The fee is subject to change at any time.

The fee to the Transfer Agent includes processing of all transactions and correspondence. Fees are billed on a monthly basis at the rate of one-twelfth of the annual fee. Each Fund pays all out-of-pocket expenses of the Transfer Agent and other expenses which are incurred at the specific direction of the Trust. In addition, certain entities may receive payments directly or indirectly from the Transfer Agent, IMCO, or their affiliates for providing shareholder services to their clients who hold Fund shares.

                          PORTFOLIO MANAGER DISCLOSURE

OTHER ACCOUNTS MANAGED

The following tables set forth other accounts for which the Funds' portfolio managers were primarily responsible for the day-to-day portfolio management as of the fiscal year ended March 31, 2007, unless otherwise specified.

FLORIDA TAX-FREE INCOME FUND

==================================================================================================================================
Portfolio Manager      Registered Investment Companies       Other Pooled Investment Vehicles           Other Accounts
                     Number of accounts     Total assets    Number of accounts    Total assets   Number of accounts  Total assets
==================================================================================================================================
Robert Pariseau            3*             $3,724,268,000           0                  $0                 0               $0

John C. Bonnell            6**            $6,366,982,000           0                  $0                 0               $0

* All three of the accounts managed by Mr. Pariseau have advisory fees based on the performance of the account.

** Three of these accounts with total assets of $3,724,268,000 have advisory fees based on the performance of the account.

CONFLICTS OF INTEREST

These portfolio managers provide portfolio management services only to investment companies in the USAA retail fund family and do not manage any private accounts or unregistered mutual funds. Portfolio managers make investment decisions for the funds they manage based on the fund's investment objective, permissible investments, cash flow and other relevant investment considerations that they consider applicable to that portfolio. Therefore, portfolio managers could purchase or sell securities for one portfolio and not another portfolio, or can take similar action for two portfolios at different times, even if the portfolios have the same investment objective and permissible investments.

Potential conflicts of interest may arise when allocating and/or aggregating trades for funds with a performance fee and those without a performance fee. IMCO often will aggregate multiple orders for the same security for different mutual funds into one single order. To address these potential conflicts of interest, IMCO has adopted detailed procedures regarding the allocation of client orders, and such transactions must be allocated to funds in a fair and equitable manner.

The performance of each Fund is also periodically reviewed by IMCO's Investment Strategy Committee (ISC), and portfolio managers have the opportunity to explain the reasons underlying a Fund's performance. The ISC and the Board of Trustees of USAA State Tax-Free Trust also routinely review and compare the performance of the Florida Funds with the performance of other funds with the same investment objectives and permissible investments.

As discussed above, IMCO has policies and procedures designed to seek to minimize potential conflicts of interest arising from portfolio managers advising multiple funds. The Mutual Funds compliance department monitors a variety of areas to ensure compliance with the USAA Funds Compliance Program written procedures, including monitoring each fund's compliance with its investment restrictions and guidelines, and monitoring and periodically reviewing or testing transactions made on behalf of multiple funds to seek to ensure compliance with the USAA Funds Compliance Program written policies and procedures.

COMPENSATION

IMCO's compensation structure includes a base salary and an incentive component. The portfolio managers are officers of IMCO and their base salary is determined by the salary range for their official position, which is influenced by market and competitive considerations. The base salary is fixed but can change each year as a result of the portfolio manager's annual evaluation or if the portfolio manager is promoted. Each portfolio manager also is eligible to receive an incentive payment based on the performance of the Fund(s) managed by the portfolio manager compared to each Fund's comparative ranking against all funds within the appropriate Lipper category, or for money market funds within the appropriate iMoneyNet, Inc. category. Each fixed income fund, except for the money market funds, has a performance fee component to the advisory fee earned by IMCO. The performance fee adjustment for these Funds is based on the Fund's relative performance compared to the appropriate Lipper index, rather than the Fund's ranking against all funds in its Lipper category. Portfolio managers will receive incentive payments under this plan only if the Funds they manage are at or above the 50th percentile compared to their industry peers, and the incentive payment increases the higher the Fund's relative ranking in its peer universe. In determining the incentive payment of a portfolio manager who manages more than one Fund, IMCO considers the relative performance of each Fund in proportion to the total assets managed by the portfolio manager.

In addition to salary and incentive payments, portfolio managers also participate in other USAA benefits to the same extent as other employees. Also, USAA has established certain supplemental retirement programs and bonus program available to all officers of USAA-affiliated companies.

PORTFOLIO OWNERSHIP

Because the Florida funds can only be offered for sale to Florida residents, as of the fiscal year ended March 31, 2007, the Funds' portfolio managers did not beneficially own any securities of these Funds.

                          PORTFOLIO HOLDINGS DISCLOSURE


The Trust's Board of Trustees has adopted a policy on selective disclosure of portfolio holdings. The Trust's policy is to protect the confidentiality of each Fund's portfolio holdings and prevent the selective disclosure of material non-public information about the identity of such holdings. To prevent the selective disclosure of portfolio holdings of the Funds, the general policy of the Funds is to not disclose any portfolio holdings of the Funds, other than the portfolio holdings filed with the SEC on Form N-CSR (I.E., annual and semiannual reports) and Form N-Q (I.E., quarterly portfolio holdings reports), and any portfolio holdings made available on USAA.COM. This general policy shall not apply, however, in the following instances:

* Where the person to whom the disclosure is made owes a fiduciary or other duty of trust or confidence to the Funds (E.G., auditors, attorneys, and Access Persons under the Funds' Joint Code of Ethics);

* Where the person has a valid reason to have access to the portfolio holdings information and has agreed not to disclose or misuse the information (E.G., custodians, accounting agents, securities lending agents, subadvisers, rating agencies, mutual fund evaluation services, such as Lipper and proxy voting agents);

*    As disclosed in this SAI; and

*    As required by law or a regulatory body.

If portfolio holdings are released pursuant to an ongoing arrangement with any party that owes a fiduciary or other duty of trust or confidence to a Fund or has a valid reason to have access to the portfolio holdings information and has agreed not to disclose or misuse the information, the Fund must have a legitimate business purpose for doing so, and neither the Fund, nor the Manager or its affiliates, may receive any compensation in connection with an arrangement to make available information about the Fund's portfolio holdings. If the applicable conditions set forth above are satisfied, Fund may distribute portfolio holdings to mutual fund evaluation services such as Lipper Inc. and broker-dealers that may be used by the Fund, for the purpose of efficient trading and receipt of relevant research. In providing this information to broker-dealers, reasonable precautions are taken to avoid any potential misuse of the disclosed information.

The Fund also may disclose any and all portfolio information to its service providers and others who generally need access to such information in the performance of their contractual duties and responsibilities and are subject to duties of confidentiality, including a duty not to trade on non-public information, imposed by law and/or agreement. These service providers include each Fund's custodian, auditors, attorneys, investment adviser and subadviser(s), administrator, and each of their respective affiliates and advisers.

Any person or entity that does not have a previously approved ongoing arrangement to receive non-public portfolio holdings information and seeks a Fund's portfolio holdings information that (i) has not been filed with the SEC, or (ii) is not available on USAA.COM, must submit its request in writing to the Fund's Chief Compliance Officer (CCO), or USAA Securities Counsel, who will make a determination whether disclosure of such portfolio holdings may be made and whether the relevant Fund needs to make any related disclosure in its SAI. A report will be made to each Fund's Board of Trustees at each quarterly meeting about (i) any determinations made by the CCO, USAA Securities Counsel, pursuant to the procedures set forth in this paragraph, and (ii) any violations of the portfolio holdings policy.

Each Fund intends to post its annual and semiannual reports, and quarterly schedules of portfolio holdings on USAA. COM after these reports are filed with the Securities and Exchange Commission. In addition, the Florida Tax-Free Income Fund intends to post its top ten holdings on USAA.COM 15 days following the end of each month.

In order to address potential conflicts of interest between the interests of a Fund's shareholders, on the one hand, and the interests of the Fund's investment adviser, principal underwriter, or certain affiliated persons, on the other, the Funds have adopted the policies described above (i) prohibiting the receipt of compensation in connection with an arrangement to make available information about a Fund's portfolio holdings and (ii) requiring certain requests for non-public portfolio holdings information to be approved by the CCO or Securities Counsel, and then reported to the Fund's Board, including the Non Interested Trustees.

                               GENERAL INFORMATION


CUSTODIAN AND ACCOUNTING AGENT

State Street Bank and Trust Company, P.O. Box 1713, Boston, Massachusetts 02105, is the Trust's custodian and accounting agent. The Custodian is responsible for, among other things, safeguarding and controlling each Fund's cash and securities, handling the receipt and delivery of securities, processing the pricing of each Fund's securities, and collecting interest on the Funds' investments. The accounting agent is responsible for, among other things, calculating each Fund's daily net asset value and other recordkeeping functions.

COUNSEL

Kirkpatrick & Lockhart Preston Gates Ellis LLP, 1601 K Street, NW, Washington, DC 20006, reviews certain legal matters for the Trust in connection with the shares offered by the prospectus.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Ernst & Young LLP, 1800 Frost Bank Tower, 100 West Houston Street, San Antonio, Texas 78205, is the independent registered public accounting firm for the Funds. In this capacity, the firm is responsible for the audits of the annual financial statements of the Funds and reporting thereon.

              APPENDIX A - TAX-EXEMPT SECURITIES AND THEIR RATINGS

TAX-EXEMPT SECURITIES

Tax-exempt securities generally include debt obligations issued by states and their political subdivisions, and duly constituted authorities and corporations, to obtain funds to construct, repair or improve various public facilities such as airports, bridges, highways, hospitals, housing, schools, streets, and water and sewer works. Tax-exempt securities may also be issued to refinance outstanding obligations as well as to obtain funds for general operating expenses and for loans to other public institutions and facilities.

The two principal classifications of tax-exempt securities are "general obligations" and "revenue" or "special tax" bonds. General obligation bonds are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue or special tax bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other tax, but not from general tax revenues. The Funds may also invest in tax-exempt industrial development revenue bonds, which in most cases are revenue bonds and generally do not have the pledge of the credit of the issuer. The payment of the principal and interest on such industrial development revenue bonds is dependent solely on the ability of the user of the facilities financed by the bonds to meet its financial obligations and the pledge, if any, of real and personal property so financed as security for such payment. There are, of course, many variations in the terms of, and the security underlying, tax-exempt securities. Short-term obligations issued by states, cities, municipalities or municipal agencies include tax anticipation notes, revenue anticipation notes, bond anticipation notes, construction loan notes, and short-term notes.

The yields of tax-exempt securities depend on, among other things, general money market conditions, conditions of the tax-exempt bond market, the size of a particular offering, the maturity of the obligation, and the rating of the issue. The ratings of Moody's Investors Service (Moody's), Standard & Poor's Ratings Group (S&P), Fitch Ratings (Fitch), Dominion Bond Rating Service Limited (Dominion), and A.M. Best Co., Inc. (A.M. Best) represent their opinions of the quality of the securities rated by them. It should be emphasized that such ratings are general and are not absolute standards of quality. Consequently, securities with the same maturity, coupon, and rating may have different yields, while securities of the same maturity and coupon but with different ratings may have the same yield. It will be the responsibility of the Manager to appraise independently the fundamental quality of the tax-exempt securities included in a Fund's portfolio.

1. LONG-TERM DEBT RATINGS:

MOODY'S INVESTORS SERVICE

Aaa Obligations rated Aaa are judged to be of the best quality, with minimal credit risk.

Aa Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A Obligations rated A are considered upper-medium grade and are subject to low credit risk.

Baa Obligations rated Baa are subject to moderate credit risk. They are considered medium-grade and as such may possess certain speculative characteristics.

Ba Obligations rated Ba are judged to have speculative elements and are subject to substantial credit risk.

B Obligations rated B are considered speculative and are subject to high risk.

Caa Obligations rated Caa are judged to be of poor standing and are subject to very high credit risk.

Ca Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C Obligations rated C are the lowest rated class of bonds and are typically in default, with little prospect for recovery of principal or interest.

NOTE: MOODY'S APPLIES NUMERICAL MODIFIERS 1, 2, AND 3 IN EACH GENERIC RATING CLASSIFICATION FROM AAA THROUGH C. THE MODIFIER 1 INDICATES THAT THE OBLIGATION RANKS IN THE HIGHER END OF ITS GENERIC RATING CATEGORY, THE MODIFIER 2 INDICATES A MID-RANGE RANKING, AND THE MODIFIER 3 INDICATES A RANKING IN THE LOWER END OF THAT GENERIC RATING CATEGORY.

STANDARD & POOR'S RATINGS GROUP (S&P)

AAA An obligation rated AAA has the highest rating assigned by S&P. The obligor's capacity to meet its financial commitment on the obligation is EXTREMELY STRONG.

AA An obligation rated AA differs from the highest rated issues only in small degree. The obligor's capacity to meet its financial commitment on the obligation is VERY STRONG.

A An obligation rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still STRONG.

BBB An obligation rated BBB exhibits ADEQUATE capacity to pay interest and repay principal. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB An obligation rated BB is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B An obligation rated B is more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

CCC An obligation rated CCC is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC          An obligation rated C is currently highly vulnerable to nonpayment.

C An obligation rated C may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.

D An obligation rated D is in payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

PLUS (+) OR MINUS (-): THE RATINGS FROM AA TO BBB MAY BE MODIFIED BY THE ADDITION OF A PLUS OR MINUS SIGN TO SHOW RELATIVE STANDING WITHIN THE MAJOR RATING CATEGORIES.

FITCH

AAA HIGHEST CREDIT QUALITY. "AAA" ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA VERY HIGH CREDIT QUALITY. "AA" ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A HIGH CREDIT QUALITY. "A" ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB GOOD CREDIT QUALITY. "BBB" ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

BB SPECULATIVE. "BB" ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

B HIGHLY SPECULATIVE. "B" ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

CCC      HIGH  DEFAULT  RISK.   "CCC"  ratings   indicate   default  is  a  real
         possibility. Capacity for meeting financial commitment is solely reliant upon sustained, favorable business or economic developments.

CC HIGH DEFAULT RISK. A "CC" rating indicates that default of some kind appears probable.

C        HIGH DEFAULT RISK. "C" ratings signal imminent default.

DDD DEFAULT. The ratings of obligations in this category are based on their prospects for achieving partial or full recovery in a reorganization or liquidation of the obligor. While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines. "DDD" obligations have the highest potential for recovery, around 90% - 100% of outstanding amounts and accrued interest.

DD       DEFAULT. "DD" indicates potential recoveries in the range of 50%-90%.

D        DEFAULT. "D" indicates the lowest recovery potential, I.E. below 50%.

PLUS (+) OR MINUS (-): THE RATINGS FROM AA TO BBB MAY BE MODIFIED BY THE ADDITION OF A PLUS OR MINUS SIGN TO SHOW RELATIVE STANDING WITHIN THE MAJOR RATING CATEGORIES.

DOMINION BOND RATING SERVICE LIMITED (DOMINION)

As is the case with all Dominion rating scales, long-term debt ratings are meant to give an indication of the risk that the borrower will not fulfill its full obligations in a timely manner with respect to both interest and principal commitments. Dominion ratings do not take factors such as pricing or market risk into consideration and are expected to be used by purchasers as one part of their investment process. Every Dominion rating is based on quantitative and qualitative considerations that are relevant for the borrowing entity.

AAA Bonds rated "AAA" are of the highest credit quality, with exceptionally strong protection for the timely repayment of principal and interest. Earnings are considered stable, the structure of the industry in which the entity operates is strong, and the outlook for future profitability is favorable. There are few qualifying factors present that would detract from the performance of the entity, the strength of liquidity and coverage ratios is unquestioned, and the entity has established a creditable track record of superior performance. Given the extremely tough definition that Dominion has established for this category, few entities are able to achieve a AAA rating.

AA Bonds rated "AA" are of superior credit quality, and protection of interest and principal is considered high. In many cases, they differ from bonds rated AAA only to a small degree. Given the extremely tough definition that Dominion has for the AAA category (which few companies are able to achieve), entities rated AA are also considered to be strong credits, which typically exemplify above-average strength in key areas of consideration and are unlikely to be significantly affected by reasonably foreseeable events.

A Bonds rated "A" are of satisfactory credit quality. Protection of interest and principal is still substantial, but the degree of strength is less than with AA rated entities. While a respectable rating, entities in the "A" category are considered to be more susceptible to adverse economic conditions and have greater cyclical tendencies than higher rated companies.

BBB Bonds rated "BBB" are of adequate credit quality. Protection of interest and principal is considered adequate, but the entity is more susceptible to adverse changes in financial and economic conditions, or there may be other adversities present that reduce the strength of the entity and its rated securities.

BB Bonds rated "BB" are defined to be speculative, where the degree of protection afforded interest and principal is uncertain, particularly during periods of economic recession. Entities in the BB area typically have limited access to capital markets and additional liquidity support and, in many cases, small size or lack of competitive strength may be additional negative considerations.

B Bonds rated "B" are highly speculative and there is a reasonably high level of uncertainty which exists as to the ability of the entity to pay interest and principal on a continuing basis in the future, especially in periods of economic recession or industry adversity.

CCC/CC/C Bonds rated in any of these categories are very highly speculative and are in danger of default of interest and principal. The degree of adverse elements present is more severe than bonds rated "B." Bonds rated below "B" often have characteristics, which, if not remedied, may lead to default. In practice, there is little difference between the "C" to "CCC" categories, with "CC" and "C" normally used to lower ranking debt of companies where the senior debt is rated in the "CCC" to "B" range.

D This category indicates Bonds in default of either interest or principal.

NOTE: (HIGH/LOW) GRADES ARE USED TO INDICATE THE RELATIVE STANDING OF A CREDIT WITHIN A PARTICULAR RATING CATEGORY. THE LACK OF ONE OF THESE DESIGNATIONS INDICATES A RATING THAT IS ESSENTIALLY IN THE MIDDLE OF THE CATEGORY. NOTE THAT "HIGH" AND "LOW" GRADES ARE NOT USED FOR THE AAA CATEGORY.

A.M. BEST CO., INC.

A.M. Best's Long-Term Debt Rating (issue credit rating) is an opinion as to the issuer's ability to meet its financial obligations to security holders when due. There ratings are assigned to debt and preferred stock issues.

aaa      Assigned  to  issues,   where  the  issuer  has,  in  our  opinion,  an
         exceptional ability to meet the terms of the obligation.

aa Assigned to issues, where the issuer has, in our opinion, a very strong ability to meet the terms of the obligation.

a Assigned to issues, where the issuer has, in our opinion, a strong ability to meet the terms of the obligation.

bbb Assigned to issues, where the issuer has, in our opinion, an adequate ability to meet the terms of the obligation; however, is more susceptible to changes in economic or other conditions.

bb Assigned to issues, where the issuer has, in our opinion, speculative credit characteristics generally due to a modest margin of principal and interest payment protection and vulnerability to economic changes.

b Assigned to issues, where the issuer has, in our opinion, very speculative credit characteristics generally due to a modest margin of principal and interest payment protection and extreme vulnerability to economic changes.

ccc,
cc, c Assigned to issues, where the issuer has, in our opinion, extremely speculative credit characteristics, generally due to a modest margin of principal and interest payment protection and/or limited ability to withstand adverse changes in economic or other conditions.

d In default on payment of principal, interest or other terms and conditions. The rating also is utilized when a bankruptcy petition, or similar action, has been filed.


RATINGS FROM "AA" TO "BBB" MAY BE ENHANCED WITH A "+" (PLUS) OR "-" (MINUS) TO INDICATE WHETHER CREDIT QUALITY IS NEAR THE TOP OR BOTTOM OF A CATEGORY.

2. SHORT-TERM DEBT RATINGS:

MOODY'S STATE AND TAX-EXEMPT NOTES

MIG-1 This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG-2         This  designation  denotes  strong  credit  quality.   Margins  of
              protection are ample, although not as large as in the preceding group.

MIG-3         This designation denotes acceptable credit quality.  Liquidity and
              cash-flow   protection  may  be  narrow,  and  market  access  for
              refinancing is likely to be less well-established.

SG This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

NP Not Prime. Issues do not fall within any of the Prime rating categories.

MOODY'S COMMERCIAL PAPER

Prime-1 Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:

         *  Leading market positions in well-established industries.
         *  High rates of return on funds employed.
         * Conservative capitalization structures with moderate reliance on debt and ample asset protection.
         * Broad margins in earning coverage of fixed financial charges and high internal cash generation.
         * Well-established access to a range of financial markets and assured sources of alternate liquidity.

Prime-2 Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Prime-3 Issuers rated Prime-3 have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

S&P TAX-EXEMPT NOTES

SP-1 Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

 SP-2    Satisfactory  capacity  to  pay  principal  and  interest,   with  some
         vulnerability to adverse financial and economic changes over the term of the notes.

S&P COMMERCIAL PAPER

A-1 This designation indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus (+) sign designation.

A-2 Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated A-1.

A-3 Issues carrying this designation have an adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

B Issues rated "B" are regarded as having speculative capacity for timely payment.

C This rating is assigned to short-term debt obligations with a doubtful capacity for payment.

D Debt rated "D" is in payment default. The "D" rating category is used when interest payments or principal payments are not made on the due date, even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period.

FITCH'S COMMERCIAL PAPER, CERTIFICATES OF DEPOSIT, AND TAX-EXEMPT NOTES

F1 HIGHEST CREDIT QUALITY. Indicates the strongest capacity for timely payment of financial commitments; may have an added "+" to denote any exceptionally strong credit features.

F2 GOOD CREDIT QUALITY. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

F3 FAIR CREDIT QUALITY. The capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

B        SPECULATIVE.   Minimal   capacity  for  timely   payment  of  financial
         commitments,   plus  vulnerability  to  near-term  adverse  changes  in
         financial and economic conditions.

C HIGH DEFAULT RISK. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

D        DEFAULT. Denotes actual or imminent payment default.

DOMINION COMMERCIAL PAPER

R-1 (high)       Short-term  debt rated "R-1  (high)" is of the  highest  credit quality,  and indicates an entity that  possesses  unquestioned ability to repay current liabilities as they fall due. Entities rated  in this  category  normally  maintain  strong  liquidity positions, conservative debt levels and profitability, which is both  stable and above  average.  Companies  achieving  an "R-1
                 (high)"  rating  are  normally  leaders in  structurally  sound
                 industry  segments  with  proven  track  records,   sustainable
                 positive future results and no substantial qualifying negative factors. Given the extremely tough definition, which Dominion has established for an "R-1 (high)," few entities are strong enough to achieve this rating.

R-1 (middle)     Short-term  debt rated "R-1  (middle)"  is of  superior  credit quality and, in most cases, ratings in this category differ from "R-1 (high)" credits to only a small degree. Given the extremely tough definition, which Dominion has for the "R-1
                 (high)" category (which few companies are able to achieve), entities rated "R-1 (middle)" are also considered strong credits which typically exemplify above average strength in key areas of consideration for debt protection.

R-1  (low)       Short-term  debt rated "R-1  (low)" is of  satisfactory  credit quality. The overall strength and outlook for key liquidity, debt and profitability ratios is not normally as favorable as with higher rating categories, but these considerations are still respectable. Any qualifying negative factors that exist are considered manageable, and the entity is normally of sufficient size to have some influence in its industry.

R-2 (high),
R-2 (middle),
R-2 (low)        Short-term  debt rated "R-2" is of adequate  credit quality and within the three subset  grades,  debt  protection  ranges from having  reasonable  ability  for timely  repayment  to a level, which is considered only just adequate.  The liquidity and debt ratios  of  entities  in the  "R-2"  classification  are not as strong as those in the "R-1" category,  and the past and future trend may suggest some risk of maintaining  the strength of key ratios in these areas. Alternative sources of liquidity support
                 are  considered  satisfactory;   however,  even  the  strongest
                 liquidity support will not improve the commercial paper rating of the issuer. The size of the entity may restrict its flexibility, and its relative position in the industry is not typically as strong as an "R-1 credit." Profitability trends, past and future, may be less favorable, earnings not as stable, and there are often negative qualifying factors present, which could also make the entity more vulnerable to adverse changes in financial and economic conditions.

R-3 (high),
R-3 (middle),
R-3 (low)        Short-term  debt  rated  "R-3" is  speculative,  and within the three subset  grades,  the capacity for timely  payment  ranges from mildly speculative to doubtful. "R-3" credits tend to have weak  liquidity and debt ratios,  and the future trend of these
                 ratios  is  also  unclear.   Due  to  its  speculative  nature,
                 companies  with "R-3" ratings would  normally have very limited access to  alternative  sources of  liquidity.  Earnings  would
                 typically   be  very   unstable,   and  the  level  of  overall
                 profitability  of the  entity  is also  likely  to be low.  The
                 industry   environment   may  be  weak,  and  strong   negative
                 qualifying factors are also likely to be present.

NOTE: ALL THREE DOMINION RATING CATEGORIES FOR SHORT-TERM DEBT USE "HIGH," "MIDDLE," OR "LOW" AS SUBSET GRADES TO DESIGNATE THE RELATIVE STANDING OF THE CREDIT WITHIN A PARTICULAR RATING CATEGORY.

A.M. BEST

AMB-1+ Assigned to issues, where the issuer has, in our opinion, the strongest ability to repay short-term debt obligations.

AMB-1 Assigned to issues, where the issuer has, in our opinion, an outstanding ability to repay short- term debt obligations.

AMB-2     Assigned  to  issues,   where  the  issuer  has,  in  our  opinion,  a
          satisfactory ability to repay short-term debt obligations.

AMB-3 Assigned to issues, where the issuer has, in our opinion, an adequate ability to repay short-term debt obligations; however, adverse economic conditions will likely lead to a reduced capacity to meet its financial commitments on shorter debt obligations.

AMB-4 Assigned to issues, where the issuer has, in our opinion, speculative credit characteristics and is vulnerable to economic or other external changes, which could have a marked impact on the company's ability to meet its commitments on short-term debt obligations.

d In default on payment of principal, interest or other terms and conditions. The rating is also utilized when a bankruptcy petition, or similar action, has been filed.

22735-0807

                                     Part B

                  Statement of Additional Information for the
                                New York Bond and
                           New York Money Market Funds

[USAA EAGLE LOGO (R)]
USAA MUTUAL                                             STATEMENT OF
FUNDS TRUST                                             ADDITIONAL INFORMATION
                                                        AUGUST 1, 2007

                             NEW YORK BOND FUND AND
                           NEW YORK MONEY MARKET FUND

--------------------------------------------------------------------------------

USAA MUTUAL FUNDS TRUST (the Trust) is a registered investment company offering shares of thirty-nine no-load mutual funds, two of which are described in this Statement of Additional Information (SAI): the New York Bond Fund and New York Money Market Fund (collectively, the Funds or the New York Funds). Each Fund is classified as diversified and has a common investment objective of providing New York investors with a high level of current interest income that is exempt from federal income taxes and New York State and New York City personal income taxes. The New York Money Market Fund has a further objective of preserving capital and maintaining liquidity.

You may obtain a free copy of the Prospectus dated August 1, 2007, for the New York Funds by writing to USAA Mutual Funds Trust, 9800 Fredericksburg Road, San Antonio, TX 78288, or by calling toll free 800-531-8181. The Prospectus provides the basic information you should know before investing in the Funds. This SAI is not a Prospectus and contains information in addition to and more detailed than that set forth in the Prospectus. It is intended to provide you with additional information regarding the activities and operations of the Trust and the Funds, and should be read in conjunction with the Prospectus.

The financial statements of the Funds and the Independent Registered Public Accounting Firm's Report thereon for the fiscal year ended March 31, 2007, are included in the annual report to shareholders of that date and are incorporated herein by reference.
--------------------------------------------------------------------------------

                               TABLE OF CONTENTS

PAGE

 2          Valuation of Securities
 3          Conditions of Purchase and Redemption
 3          Additional Information Regarding Redemption of Shares
 5          Investment Plans
 6          Investment Policies
14          Investment Restrictions
14          Special Risk Considerations
22          Portfolio Transactions
23          Fund History and Description of Shares
24          Certain Federal Income Tax Considerations
26          Trustees and Officers of the Trust
31          The Trust's Manager
35          Portfolio Manager Disclosure
36          Portfolio Holdings Disclosure
37          General Information
37          Appendix A - Tax-Exempt Securities and Their Ratings

                             VALUATION OF SECURITIES

Shares of each Fund are offered on a continuing, best-efforts basis through USAA Investment Management Company (IMCO or the Manager). The offering price for shares of each Fund is equal to the current net asset value (NAV) per share. The NAV per share of each Fund is calculated by adding the value of all its portfolio securities and other assets, deducting its liabilities, and dividing by the number of shares outstanding.

A Fund's NAV per share is calculated each day, Monday through Friday, except days on which the New York Stock Exchange (NYSE) is closed. The NYSE currently is scheduled to be closed on New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving, and Christmas, and on the preceding Friday or subsequent Monday when one of these holidays falls on a Saturday or Sunday, respectively. Each Fund reserves the right to calculate the NAV per share on a business day that the NYSE is closed.

The investments of the NEW YORK BOND FUND are generally traded in the over-the-counter market and are valued each business day by a pricing service (the Service) approved by the Trust's Board of Trustees. The Service uses the mean between quoted bid and asked prices or the last sale price to price securities when, in the Service's judgment, these prices are readily available and are representative of the securities' market values. For many securities, such prices are not readily available. The Service generally prices these securities based on methods that include consideration of yields or prices of tax-exempt securities of comparable quality, coupon, maturity and type;
indications as to values from dealers in securities; and general market conditions. Investments in open-end investment companies are valued at their net asset value at the end of each business day. Futures contract are valued at the last quoted sales price. Securities with original or remaining maturities of 60 days or less are stated at amortized cost, which approximates market value. Repurchase agreements are valued at cost.

Securities for which market quotations are not readily available or are considered unreliable, or whose values have been materially affected by events occurring after the close of their primary markets but before the pricing of a Fund's shares, are valued in good faith by the Manager at fair value using valuation procedures approved by the Board of Trustees. The effect of fair value pricing is that securities may not be priced on the basis of quotations from the primary market in which they are traded, and the actual price realized from the sale of a security may differ materially from the fair value price. Valuing these securities at fair value is intended to cause a Fund's NAV to be more reliable than it otherwise would be.

Fair value methods used by the Manager include, but are not limited to, obtaining market quotations from secondary pricing services, broker-dealers, or widely used quotations systems. General factors considered in determining the fair value of securities include fundamental analytical data, the nature and duration of any restrictions on disposition of the securities, and an evaluation of the forces that influenced the market in which the securities are purchased and sold.

The NEW YORK MONEY MARKET FUND'S securities are valued at amortized cost, which approximates market value. This involves valuing a security at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates. While this method provides certainty in valuation, it may result in periods during which the value of an instrument, as determined by amortized cost, is higher or lower than the price the Fund would receive upon the sale of the instrument.

The valuation of the New York Money Market Fund's portfolio instruments based upon their amortized cost is subject to the Fund's adherence to certain procedures and conditions. Consistent with regulatory requirements, the Manager will only purchase securities with remaining maturities of 397 days or less and will maintain a dollar-weighted average portfolio maturity of no more than 90 days. The Manager will invest only in securities that have been determined to present minimal credit risk and that satisfy the quality and diversification requirements of applicable rules and regulations of the Securities and Exchange Commission (SEC).

The Board of Trustees has established procedures designed to stabilize the New York Money Market Fund's price per share, as computed for the purpose of sales and redemptions, at $1. There can be no assurance, however, that the Fund will at all times be able to maintain a constant $1 NAV per share. Such procedures include review of the Fund's holdings at such intervals as is deemed appropriate to determine whether the Fund's NAV calculated by using available market quotations deviates from $1 per share and, if so, whether such deviation may result in material dilution or is otherwise unfair to existing shareholders. In the event that it is determined that such a deviation exists, the Board of Trustees will take such corrective action as it regards as necessary and appropriate. Such action may include, among other options, selling portfolio instruments prior to maturity to realize capital gains or losses or to shorten average portfolio maturity, withholding dividends, or establishing an NAV per share by using available market quotations.

                      CONDITIONS OF PURCHASE AND REDEMPTION

INVESTOR ELIGIBILITY

The ability to open a mutual fund account is generally restricted to those people who are eligible for USAA membership. USAA Investment Management Company, the Funds' distributor, reserves the right to open accounts for certain persons not eligible for USAA membership.

NONPAYMENT

If any order to purchase shares is canceled due to nonpayment or if the Trust does not receive good funds either by check or electronic funds transfer, USAA Shareholder Account Services (Transfer Agent) will treat the cancellation as a redemption of shares purchased, and you will be responsible for any resulting loss incurred by the Fund or the Manager. If you are a shareholder, the Transfer Agent can redeem shares from your account(s) as reimbursement for all losses. In addition, you may be prohibited or restricted from making future purchases in any of the USAA family of funds. A $29 fee is charged for all returned items, including checks and electronic funds transfers.

TRANSFER OF SHARES

You may transfer Fund shares to another person by sending written instructions to the Transfer Agent. The account must be clearly identified, and you must include the number of shares to be transferred, the signatures of all registered owners, and all stock certificates, if any, which are the subject of transfer. You also need to send written instructions signed by all registered owners and supporting documents to change an account registration due to events such as marriage or death. If a new account needs to be established, you must complete and return an application to the Transfer Agent.

              ADDITIONAL INFORMATION REGARDING REDEMPTION OF SHARES

The value of your investment at the time of redemption may be more or less than the cost at purchase, depending on the value of the securities held in each Fund's portfolio. Requests for redemption that are subject to any special conditions or which specify an effective date other than as provided herein cannot be accepted. A gain or loss for tax purposes may be realized on the sale of shares of a Fund, depending upon the price when redeemed.

The Board of Trustees may cause the redemption of an account with a balance of less than $250 provided (1) the value of the account has been reduced, for reasons other than market action, below the minimum initial investment in such Fund at the time of the establishment of the account, (2) the account has remained below the minimum level for six months, and (3) 60 days' prior written notice of the proposed redemption has been sent to you. The Trust, subject to approval of Board of Trustees, anticipates closing certain small accounts yearly. Shares will be redeemed at the NAV on the date fixed for redemption by the Board of Trustees.

The Trust reserves the right to suspend the right of redemption or postpone the date of payment (1) for any periods during which the NYSE is closed, (2) when trading in the markets the Trust normally utilizes is restricted, or an emergency exists as determined by the SEC so that disposal of the Trust's investments or determination of its NAV is not reasonably practicable, or (3) for such other periods as the SEC by order may permit for protection of the Trust's shareholders.

For the mutual protection of the investor and the Funds, the Trust may require a signature guarantee. If required, EACH signature on the account registration must be guaranteed. Signature guarantees are acceptable from FDIC member banks, brokers, dealers, municipal securities dealers, municipal securities brokers, government securities dealers, government securities brokers, credit unions, national securities exchanges, registered securities associations, clearing agencies, and savings associations. A signature guarantee for active duty military personnel stationed abroad may be provided by an officer of the United States Embassy or Consulate, a staff officer of the Judge Advocate General, or an individual's commanding officer.

FUND RIGHT TO REJECT PURCHASE AND EXCHANGE ORDERS AND LIMIT TRADING IN ACCOUNTS

The USAA family of funds' main safeguard against excessive short-term trading is its right to reject purchase or exchange orders if in the best interest of the affected fund. In exercising this discretion to reject purchase and exchange orders, a fund deems that certain excessive short-term trading activities are not in the best interest of the fund because such activities can hamper the efficient management of a fund. Generally, persons who engage in an "in and out" (or "out and in") transaction within a 30-day period will violate the USAA Funds' policy if they engage in another "in and out" (or "out and in") transaction in the same fund within 90 days. Each fund also reserves the right to restrict future purchases if an investor is classified as engaged in other patterns of excessive short-term trading. Finally, each fund reserves the right to reject any other purchase or exchange order in other situations that do not involve excessive short-term trading activities if in the best interest of the fund.

The following transactions are exempt from the excessive short-term trading activity policies described above:

* Transactions in the money market funds, USAA Short-Term Bond Fund, and USAA Tax Exempt Short Term Fund;

*    Purchases and sales pursuant to automatic investment or withdrawal plans;

* Purchases and sales made through USAA Strategic Fund Adviser(R), USAA Private Investment Management, USAA College Savings Plan(R), or USAA Federal Savings Bank Trust Department that are not executed for any short-term trading profit motive; and

*    Other   transactions   that  are  not  motivated  by   short-term   trading
considerations if they are approved by transfer agent management personnel and are not disruptive to the Fund.

If a person is classified as engaged in excessive short-term trading, the remedy will depend upon the trading activities of the investor in the account and related accounts and its disruptive effect, and can include warnings to cease such activity and/or restrictions or termination of trading privileges in a particular fund or all funds in the USAA family of funds.

The USAA family of funds relies on its transfer agent to review trading activity for excessive short-term trading. There can be no assurance, however, that our monitoring activities will successfully detect or prevent all excessive short-term trading.

Some investors purchase USAA fund shares through financial intermediaries that establish omnibus accounts to invest in the USAA family of funds for their clients and submit net orders to purchase or redeem shares after combining their client orders. The USAA family of funds subject to short-term trading policies generally treat these omnibus accounts as an individual investor and will apply the short-term trading policies to the net purchases and sales submitted by the omnibus account unless the funds or their transfer agent have entered into an agreement requiring the omnibus account to submit the underlying trading information for their clients upon our request. For those omnibus accounts for which we have entered into agreements to provide underlying trade information, the USAA family of funds reviews net activity in these omnibus accounts for activity that indicates potential, excessive short-term trading activity. If we detect suspicious trading activity at the omnibus account level, we will request underlying trading information and review the underlying trading activity for individual accounts to identify individual accounts engaged in excessive short-term trading activity. We will instruct the omnibus account to restrict, limit, or terminate trading privileges in a particular fund for individual accounts identified as engaging in excessive short-term trading through these omnibus accounts.

Because of the increased costs to review underlying trading information, the USAA family of funds will not enter into agreements with every financial intermediary who operates an omnibus account. The USAA family of funds or their transfer agent could decide to enter into such contracts with financial intermediaries for all funds or particular funds, and can terminate such agreements at any time.

REDEMPTION BY CHECK

Shareholders in the New York Money Market Fund may request that checks be issued for their account. CHECKS MUST BE WRITTEN IN AMOUNTS OF AT LEAST $250.

Checks issued to shareholders of the Fund will be sent only to the person in whose name the account is registered. The checks must be manually signed by the registered owner(s) exactly as the account is registered. For joint accounts the signature of either or both joint owners will be required on the check, according to the election made on the signature card. You will continue to earn dividends until the shares are redeemed by the presentation of a check.

When a check is presented to the Transfer Agent for payment, a sufficient number of full and fractional shares from your account will be redeemed to cover the amount of the check. If the account balance is not adequate to cover the amount of a check, the check will be returned unpaid. Because the value of each account changes as dividends are accrued on a daily basis, checks may not be used to close an account.

The checkwriting privilege is subject to the customary rules and regulations of Boston Safe Deposit and Trust Company, an affiliate of Mellon Bank, N.A., (Boston Safe) governing checking accounts. There is no charge to you for the use of the checks or for subsequent reorders of checks.

The Trust reserves the right to assess a processing fee against your account for any redemption check not honored by a clearing or paying agent. Currently, this fee is $29 and is subject to change at any time. Some examples of such dishonor are improper endorsement, checks written for an amount less than the minimum check amount, and insufficient or uncollectible funds.

The Trust, the Transfer Agent, and Boston Safe each reserves the right to change
or  suspend  the  checkwriting   privilege  upon  30  days'  written  notice  to
participating shareholders.

You may request that the Transfer Agent stop payment on a check. The Transfer Agent will use its best efforts to execute stop payment instructions, but does not guarantee that such efforts will be effective. The Transfer Agent will charge you $20 for each stop payment you request.

REDEMPTION BY BILL PAY

Shareholders in the New York Money Market Fund may request through USAA.COM that their money market account be debited to pay certain USAA bills for which they are personally obligated to pay. USAA Bill Pay will not allow shareholders to make payments on bills for which they are not obligated to pay. Consent of joint account owners is not required to pay bills that an individual shareholder is solely and personally obligated to pay.

                                INVESTMENT PLANS

The Trust makes available the following investment plans to shareholders of the Funds. At the time you sign up for any of the following investment plans that utilize the electronic funds transfer service, you will choose the day of the month (the effective date) on which you would like to regularly purchase shares. When this day falls on a weekend or holiday, the electronic transfer will take place on the last business day prior to the effective date. You may terminate your participation in a plan at any time. Please call the Manager for details and necessary forms or applications or sign up online at USAA.COM.

AUTOMATIC PURCHASE OF SHARES

INVESTRONIC(R) - The regular purchase of additional shares through electronic funds transfer from a checking or savings account. You may invest as little as $50 per transaction.

DIRECT PURCHASE SERVICE - The periodic purchase of shares through electronic funds transfer from a nongovernmental employer, an income-producing investment, or an account with a participating financial institution.

DIRECT DEPOSIT PROGRAM - The monthly transfer of certain federal benefits to directly purchase shares of a USAA mutual fund. Eligible federal benefits include: Social Security, Supplemental Security Income, Veterans Compensation and Pension, Civil Service Retirement Annuity, and Civil Service Survivor Annuity.

GOVERNMENT ALLOTMENT - The transfer of military pay by the U.S. Government Finance Center for the purchase of USAA mutual fund shares.

AUTOMATIC PURCHASE PLAN - The periodic transfer of funds from a USAA money market fund to purchase shares in another non-money market USAA mutual fund. There is a minimum investment required for this program of $5,000 in the money market fund, with a monthly transaction minimum of $50.

BUY/SELL SERVICE - The intermittent purchase or redemption of shares through electronic funds transfer to or from a checking or savings account. You may initiate a "buy" or "sell" whenever you choose.

DIRECTED DIVIDENDS - If you own shares in more than one of the Funds in the USAA family of funds, you may direct that dividends and/or capital gain distributions earned in one fund be used to purchase shares automatically in another fund.

Participation in these systematic purchase plans allows you to engage in dollar-cost averaging.

SYSTEMATIC WITHDRAWAL PLAN

If you own shares in a single investment account (accounts in different Funds cannot be aggregated for this purpose), you may request that enough shares to produce a fixed amount of money be liquidated from the account monthly, or quarterly, or annually. The amount of each withdrawal must be at least $50. Using the electronic funds transfer service, you may choose to have withdrawals electronically deposited at your bank or other financial institution. You may also elect to have checks made payable to an entity unaffiliated with United Services Automobile Association (USAA). You also may elect to have such withdrawals invested in another USAA Fund.

This plan may be initiated by completing the Systematic Withdrawal Plan application, which may be requested from the Manager. You may terminate participation in the plan at any time. You are not charged for withdrawals under the Systematic Withdrawal Plan. The Trust will not bear any expenses in administering the plan beyond the regular transfer agent and custodian costs of issuing and redeeming shares. The Manager will bear any additional expenses of administering the plan.

Withdrawals will be made by redeeming full and fractional shares on the date you select at the time the plan is established. Withdrawal payments made under this plan may exceed dividends and distributions and, to this extent, will involve the use of principal and could reduce the dollar value of your investment and eventually exhaust the account. Reinvesting dividends and distributions helps replenish the account. Because share values and net investment income can fluctuate, you should not expect withdrawals to be offset by rising income or share value gains. Withdrawals that exceed the value in your account will be processed for the amount available and the plan will be canceled.

Each redemption of shares of a Fund may result in a gain or loss, which must be reported on your income tax return. Therefore, you should keep an accurate record of any gain or loss on each withdrawal.

                               INVESTMENT POLICIES

The sections captioned WHAT IS THE FUND'S INVESTMENT OBJECTIVE AND PRINCIPAL STRATEGY? and FUND INVESTMENTS in each Fund's prospectus describe the investment objective(s) and the investment policies applicable to each Fund. There can, of course, be no assurance that each Fund will achieve its investment objective(s). Each Fund's objective(s) is not a fundamental policy and may be changed upon notice to, but without the approval of, the Funds' shareholders. If there is a change in the investment objective of a Fund, the Fund's shareholders should consider whether the Fund remains an appropriate investment in light of then-current needs. The following is provided as additional information about the investment policies of the Funds. Unless described as a principal investment policy in a Fund's prospectus, these represent the non-principal investment policies of the Funds.

TEMPORARY DEFENSIVE POLICY

Each Fund may on a temporary basis because of market, economic, political, or other conditions invest up to 100% of its assets in short-term securities whether or not they are exempt from federal and New York State and New York City income tax. Such taxable securities may consist of obligations of the U.S. government, its agencies or instrumentalities, and repurchase agreements secured by such instruments; certificates of deposit of domestic banks having capital, surplus, and undivided profits in excess of $100 million; banker's acceptances of similar banks; commercial paper; and other corporate debt obligations.

CALCULATION OF DOLLAR WEIGHTED AVERAGE PORTFOLIO MATURITIES

Dollar weighted average portfolio maturity is derived by multiplying the value of each debt instrument by the number of days remaining to its maturity, adding the results of these calculations, and then dividing the total by the value of the Fund's debt instruments. An obligation's maturity is typically determined on a stated final maturity basis, although there are some exceptions to this rule.

With respect to obligations held by the New York Bond Fund, if it is probable that the issuer of an instrument will take advantage of a maturity-shortening device, such as a call, refunding, or redemption provision, the date on which the instrument will probably be called, refunded, or redeemed may be considered to be its maturity date. Also, the maturities of securities subject to sinking fund arrangements are determined on a weighted average life basis, which is the average time for principal to be repaid. The weighted average life of these securities is likely to be substantially shorter than their stated final maturity. In addition, for purposes of the Fund's investment policies, an instrument will be treated as having a maturity earlier than its stated maturity date if the instrument has technical features such as puts or demand features that, in the judgment of the Manager, will result in the instrument being valued in the market as though it has the earlier maturity.

Finally, for purposes of calculating the weighted average portfolio maturity of the Fund, the maturity of a debt instrument with a periodic interest reset date will be deemed to be the next reset date, rather than the remaining stated maturity of the instrument if, in the judgment of the Manager, the periodic interest reset features will result in the instrument being valued in the market as though it has the earlier maturity.

The New York Money Market Fund will determine the maturity of an obligation in its portfolio in accordance with Rule 2a-7 under the Investment Company Act of 1940, as amended (1940 Act).

PERIODIC AUCTION RESET BONDS

The New York Bond Fund's assets may be invested in tax-exempt periodic auction reset bonds. Periodic auction reset bonds are bonds whose interest rates are reset periodically through an auction mechanism. For purposes of calculating the weighted average portfolio maturity of the Fund, the maturity of periodic auction reset bonds will be deemed to be the next interest reset date, rather than the remaining stated maturity of the instrument.

Periodic auction reset bonds, similar to short-term debt instruments, are generally subject to less interest rate risk than long-term fixed rate debt instruments because the interest rate will be periodically reset in a market auction. Periodic auction reset bonds with a long remaining stated maturity (I.E., ten years or more), however, could have greater market risk than fixed short-term debt instruments, arising from the possibility of auction failure or insufficient demand at an auction, resulting in greater price volatility of such instruments compared to fixed short-term bonds.

DIVERSIFICATION

Each Fund intends to be diversified as defined in the 1940 Act and to satisfy the restrictions against investing too much of its assets in any "issuer" as set forth in the prospectus. In implementing this policy, the identification of the issuer of a municipal security depends on the terms and conditions of the security. When the assets and revenues of an agency, authority, instrumentality, or other political subdivision are separate from those of the government creating it and the security is backed only by the assets and revenues of the subdivision, agency, authority, or instrumentality, the latter would be deemed to be the sole issuer. Similarly, if an industrial development bond is backed only by the assets and revenues of the non-government user, then that user would be deemed to be the sole issuer. However, if in either case the creating government or some other entity guarantees a security, the guarantee would be considered a separate security and would be treated as an issue of that government or other entity.

SECTION 4(2) COMMERCIAL PAPER AND RULE 144A SECURITIES

Each Fund may invest in commercial paper issued in reliance on the "private placement" exemption from registration afforded by Section 4(2) of the Securities Act of 1933, as amended (1933 Act) (Section 4(2) Commercial Paper).
Section 4(2) Commercial Paper is restricted as to disposition under the federal securities laws; therefore, any resale of Section 4(2) Commercial Paper must be effected in a transaction exempt from registration under the 1933

Act. Section 4(2) Commercial Paper is normally resold to other investors through or with the assistance of the issuer or investment dealers who make a market in
Section 4(2) Commercial Paper, thus providing liquidity.

Each Fund may also purchase restricted securities eligible for resale to "qualified institutional buyers" pursuant to Rule 144A under the 1933 Act (Rule 144A Securities). Rule 144A provides a non-exclusive safe harbor from the registration requirements of the 1933 Act for resales of certain securities to institutional investors.

ILLIQUID SECURITIES

Up to 15% of the New York Bond Fund's net assets and up to 10% of the New York Money Market Fund's net assets may be invested in securities that are illiquid. Illiquid securities are those securities which cannot be disposed of in the ordinary course of business, seven days or less, at approximately the same value at which the Fund has valued the securities. Municipal lease obligations and certain restricted securities may be determined to be liquid in accordance with the guidelines established by the Funds' Board of Trustees.

LIQUIDITY DETERMINATIONS

The Board of Trustees has adopted guidelines pursuant to which municipal lease obligations, Section 4(2) Commercial Paper, Rule 144A Securities, certain restricted debt securities that are subject to put or demand features exercisable within seven days (Demand Feature Securities) and other securities (whether registered or not) that may be considered illiquid before or after purchase due to issuer bankruptcy, delisting, thin or no trading, SEC guidance, or similar factors (other securities) may be determined to be liquid for purposes of complying with SEC limitations applicable to each Fund's investments in illiquid securities. In determining the liquidity of municipal lease obligations, Section 4(2) Commercial Paper, Rule 144A Securities, and other securities the Manager will, pursuant to the Board Adopted Liquidity Procedures, among other things, consider the following factors established by the Board of
Trustees: (1) the frequency of trades and quotes for the security, (2) the number of dealers willing to purchase or sell the security and the number of other potential purchasers, (3) the willingness of dealers to undertake to make a market in the security, and (4) the nature of the security and the nature of the marketplace trades, including the time needed to dispose of the security, the method of soliciting offers, and the mechanics of transfer. Additional factors considered by the Manager in determining the liquidity of a municipal lease obligation are: (1) whether the lease obligation is of a size that will be attractive to institutional investors, (2) whether the lease obligation contains a non-appropriation clause and the likelihood that the obligor will fail to make an appropriation therefor, and (3) such other factors as the Manager may determine to be relevant to such determination. In determining the liquidity of Demand Feature Securities, the Manager will evaluate the credit quality of the party (the Put Provider) issuing (or guaranteeing performance on) the put or demand feature of the Demand Feature Securities. In evaluating the credit quality of the Put Provider, the Manager will consider all factors that it deems indicative of the capacity of the Put Provider to meet its obligations under the Demand Feature Securities based upon a review of the Put Provider's outstanding debt and financial statements and general economic conditions.

ADJUSTABLE-RATE SECURITIES

Each Fund's assets may be invested in adjustable-rate securities. Similar to variable-rate demand notes, the interest rate on such securities is adjusted periodically to reflect current market conditions. Generally, the security's yield is based on a U.S. dollar-based interest rate benchmark such as the London Interbank Offered Rate (LIBOR) or the BMA Municipal Swap Index Yield (BMA). These interest rates are adjusted at a given time, such as weekly or monthly or upon change in the interest rate benchmark. The yields are closely correlated to changes in money market interest rates. However, these securities do not offer the right to sell the security at face value prior to maturity.

VARIABLE-RATE DEMAND NOTES

Each Fund's assets may be invested in tax-exempt securities, which provide the right to sell the security at face value on either that day or within the rate-reset period. The interest rate is adjusted at a stipulated daily, weekly, monthly, quarterly, or other specified time interval to a rate that reflects current market conditions. The effective maturity for these instruments is deemed to be less than 397 days in accordance with detailed regulatory requirements. These interest rate adjustments can both raise and lower the income generated by such securities. These changes will have the same effect on the income earned by the Fund depending on the proportion of such securities held.

In the case of the New York Money Market Fund only, any variable rate instrument with a demand feature will be deemed to have a maturity equal to either the date on which the underlying principal amount may be recovered through demand or the next rate adjustment date consistent with applicable regulatory requirements.

ZERO COUPON BONDS

Each Fund's assets may be invested in zero coupon bonds. A zero coupon bond is a security that is sold at a deep discount from its face value, makes no periodic interest payments, and is redeemed at face value when it matures. The lump sum payment at maturity increases the price volatility of the zero coupon bond to changes in interest rates when compared to a bond that distributes a semiannual coupon payment. In calculating its dividend, each Fund records as income the daily amortization of the purchase discount.

SYNTHETIC INSTRUMENTS

Each Fund's assets may be invested in tender option bonds, bond receipts, and similar synthetic municipal instruments. A synthetic instrument is a security created by combining an intermediate or long-term municipal bond with a right to sell the instrument back to the remarketer or liquidity provider for repurchase on short notice. This right to sell is commonly referred to as a tender option. Usually, the tender option is backed by a conditional guarantee or letter of credit from a bank or other financial institution. Under its terms, the guarantee may expire if the municipality defaults on payments of interest or principal on the underlying bond, if the credit rating of the municipality is downgraded, or interest on the underlying bond loses its tax-exempt treatment. Synthetic instruments involve structural risks that could adversely affect the value of the instrument or could result in a Fund holding an instrument for a longer period of time than originally anticipated.

PUT BONDS

Each Fund may invest in tax-exempt securities (including securities with variable interest rates) that may be redeemed or sold back (put) to the issuer of the security or a third party prior to stated maturity (put bonds). Such securities will normally trade as if maturity is the earlier put date, even though stated maturity is longer. For the New York Bond Fund, maturity for put bonds is deemed to be the date on which the put becomes exercisable. Generally, maturity for put bonds for the New York Money Market Fund is determined as stated under Variable Rate Demand Notes.

LENDING OF SECURITIES

Each Fund may lend its securities in accordance with a lending policy that has been authorized by the Trust's Board of Trustees and implemented by the Manager. Securities may be loaned only to qualified broker-dealers or other institutional investors that have been determined to be creditworthy by the Manager. When borrowing securities from a Fund, the borrower will be required to maintain cash collateral with the Fund in an amount at least equal to the fair value of the borrowed securities. During the term of each loan, the Fund will be entitled to receive payments from the borrower equal to all interest and dividends paid on the securities during the term of the loan by the issuer of the securities. In addition, the Fund will invest the cash received as collateral in high-quality short-term instruments such as obligations of the U.S. government or of its agencies or instrumentalities or in repurchase agreements or shares of money market mutual funds, thereby earning additional income. Risks to a Fund in securities-lending transactions are that the borrower may not provide additional collateral when required or return the securities when due, and that the value of the short-term instruments will be less than the amount of cash collateral required to be returned to the borrower.

No loan of securities will be made if, as a result, the aggregate of such loans would exceed 33 1/3% of the value of a Fund's total assets. The Fund may terminate a loan at any time.

REPURCHASE AGREEMENTS

Each Fund may invest up to 5% of its total assets in repurchase agreements. A repurchase agreement is a transaction in which a security is purchased with a simultaneous commitment to sell the security back to the seller (a commercial bank or recognized securities dealer) at an agreed upon price on an agreed upon date, usually not more than seven days from the date of purchase. The resale price reflects the purchase price plus an agreed upon market rate of interest which is unrelated to the coupon rate or maturity of the purchased security. A Fund maintains custody of the underlying obligations prior to their repurchase, either through its regular custodian or through a special "tri-party" custodian that maintains separate accounts for both the Fund and its counterparty. Thus, the obligation to the counterparty to pay the repurchase price on the date agreed to or upon demand is, in effect, secured by the underlying securities. A repurchase agreement involves the obligation of the seller to pay the agreed upon price, which obligation is in effect secured by the value of the underlying security. In these transactions, the securities purchased by a Fund will have a total value equal to or in excess of the amount of the repurchase obligation. If the seller defaults and the value of the underlying security declines, a Fund may incur a loss and may incur expenses in selling the collateral. If the seller seeks relief under the bankruptcy laws, the disposition of the collateral may be delayed or limited. Any investments in repurchase agreements will give rise to income which will not qualify as tax-exempt income when distributed by a Fund.

WHEN-ISSUED OR DELAYED-DELIVERY SECURITIES

Each Fund may invest in new issues of tax-exempt securities offered on a when-issued or delayed-delivery basis; that is, delivery of and payment for the securities take place after the date of the commitment to purchase, normally within 45 days. The payment obligation and the interest rate that will be received on the securities are each fixed at the time the buyer enters into the commitment. A Fund may sell these securities before the settlement date if it is deemed advisable.

Tax-exempt securities purchased on a when-issued or delayed-delivery basis are subject to changes in value in the same way as other debt securities held in a Fund's portfolio; that is, both generally experience appreciation when interest rates decline and depreciation when interest rates rise. The value of such securities will also be affected by the public's perception of the creditworthiness of the issuer and anticipated changes in the level of interest rates. Purchasing securities on a when-issued or delayed-delivery basis involves a risk that the yields available in the market when the delivery takes place may actually be higher than those obtained in the transaction itself. To ensure that a Fund will be able to meet its obligation to pay for the when-issued or delayed-delivery securities at the time of settlement, the Fund will segregate cash or liquid securities at least equal to the amount of the when-issued or delayed-delivery commitments. The segregated securities are valued at market, and any necessary adjustments are made to keep the value of the cash and/or segregated securities at least equal to the amount of such commitments by the Fund. On the settlement date of the when-issued or delayed-delivery securities, the Fund will meet its obligations from then available cash, sale of segregated securities, sale of other securities, or from sale of the when-issued or delayed-delivery securities themselves (which may have a value greater or less than the Trust's payment obligations).

MUNICIPAL LEASE OBLIGATIONS

Each Fund may invest in municipal lease obligations and certificates of participation in such obligations (collectively, lease obligations). A lease obligation does not constitute a general obligation of the municipality for which the municipality's taxing power is pledged, although the lease obligation is ordinarily backed by the municipality's covenant to budget for the payments due under the lease obligation.

Certain lease obligations contain "non-appropriation" clauses which provide that the municipality has no obligation to make lease obligation payments in future years unless money is appropriated for such purpose on a yearly basis. Although "non-appropriation" lease obligations are secured by the leased property, disposition of the property in the event of foreclosure might prove difficult. In evaluating a potential investment in such a lease obligation, the Manager will consider: (1) the credit quality of the obligor, (2) whether the underlying property is essential to a governmental function, and (3) whether the lease obligation contains covenants prohibiting the obligor from substituting similar property if the obligor fails to make appropriations for the lease obligation.

OTHER INVESTMENT COMPANIES

Each Fund may invest in securities issued by other investment companies that invest in eligible quality, short-term debt securities and seek to maintain a $1 NAV per share, I.E., "money market" funds. In addition, the New York Bond Fund may invest in securities issued by other non-money market investment companies (including exchange-traded funds) that invest in the types of securities in which the Fund itself is permitted to invest. As a shareholder of another investment company, a Fund would bear, along with other shareholders, its pro rata portion of the other investment company's expenses, including advisory fees. These expenses would be in addition to the advisory and other expenses that a Fund bears in connection with its own operations. Each Fund's investments in securities issued by other investment companies is subject to statutory limitations prescribed by the 1940 Act.

DERIVATIVES

The New York Bond Fund may buy and sell certain types of derivatives, such as inverse floating rate securities, futures contracts, options on futures contracts, and swaps (each as described below) under circumstances in which such instruments are expected by the Manager to aid in achieving the Fund's investment objective. A Fund may also purchase instruments with characteristics of both futures and securities (E.G., debt instruments with interest and principal payments determined by reference to the value of a commodity or a currency at a future time) and which, therefore, possess the risks of both futures and securities investments.

Derivatives, such as futures contracts, options on futures contracts, and swaps enable a Fund to take both "short" positions (positions which anticipate a decline in the market value of a particular asset or index) and "long" positions (positions which anticipate an increase in the market value of a particular asset or index). A Fund may also use strategies, which involve simultaneous short and long positions in response to specific market conditions, such as where the Manager anticipates unusually high or low market volatility.

The Manager may enter into derivative positions for a Fund for either hedging or non-hedging purposes. The term hedging is applied to defensive strategies designed to protect a Fund from an expected decline in the market value of an asset or group of assets that the Fund owns (in the case of a short hedge) or to protect the Fund from an expected rise in the market value of an asset or group of assets which it intends to acquire in the future (in the case of a long or "anticipatory" hedge). Non-hedging strategies include strategies designed to produce incremental income or "speculative" strategies, which are undertaken to equitize the cash or cash equivalent portion of a Fund's portfolio or to profit from (i) an expected decline in the market value of an asset or group of assets which the Fund does not own or (ii) expected increases in the market value of an asset which it does not plan to acquire. Information about specific types of instruments is provided below.

INVERSE FLOATING RATE SECURITIES

We may invest up to 10% of the New York Bond Fund's net assets in municipal securities whose coupons vary inversely with changes in short-term tax-exempt interest rates and thus are considered a leveraged investment in an underlying municipal bond (or securities with similar economic characteristics). In creating such a security, a municipality issues a certain amount of debt and pays a fixed interest rate. A portion of the debt is issued as variable rate short-term obligations, the interest rate of which is reset at short intervals, typically seven days or less. The other portion of the debt is issued as inverse floating rate obligations, the interest rate of which is calculated based on the difference between a multiple of (approximately two times) the interest paid by the issuer and the interest paid on the short-term obligation. These securities present special risks for two reasons: (1) if short-term interest rates rise
(fall), the income the Fund earns on the inverse floating rate security will fall (rise); and (2) if long-term interest rates rise (fall) the value of the inverse floating rate security will fall (rise) more than the value of the underlying bond because of the leveraged nature of the investment. The Fund will seek to buy these securities at attractive values and yields that more than compensate the Fund for the securities' price volatility.

FUTURES CONTRACTS

The New York Bond Fund may use futures contracts to implement its investment strategy. Futures contracts are publicly traded contracts to buy or sell an underlying asset or group of assets, such as a currency or an index of securities, at a future time at a specified price. A contract to buy establishes a long position while a contract to sell establishes a short position.

The purchase of a futures contract on a security or an index of securities normally enables a buyer to participate in the market movement of the underlying asset or index after paying a transaction charge and posting margin in an amount equal to a small percentage of the value of the underlying asset or index. A Fund will initially be required to deposit with the Trust's custodian or the futures commission merchant effecting the futures transaction an amount of "initial margin" in cash or securities, as permitted under applicable regulatory policies.

Initial margin in futures transactions is different from margin in securities transactions in that the former does not involve the borrowing of funds by the customer to finance the transaction. Rather, the initial margin is like a performance bond or good faith deposit on the contract. Subsequent payments (called "maintenance or variation margin") to and from the broker will be made on a daily basis as the price of the underlying asset fluctuates. This process is known as "marking to market." For example, when a Fund has taken a long position in a futures contract and the value of the underlying asset has risen, that position will have increased in value and the Fund will receive from the broker a maintenance margin payment equal to the increase in value of the underlying asset. Conversely, when a Fund has taken a long position in a futures contract and the value of the underlying instrument has declined, the position would be less valuable, and the Fund would be required to make a maintenance margin payment to the broker.

At any time prior to expiration of the futures contract, a Fund may elect to close the position by taking an opposite position that will terminate the Fund's position in the futures contract. A final determination of maintenance margin is then made, additional cash is required to be paid by or released to the Fund, and the Fund realizes a loss or a gain. While futures contracts with respect to securities do provide for the delivery and acceptance of such securities, such delivery and acceptance are seldom made.

COVER

Transactions using certain derivative instruments expose a Fund to an obligation to another party. A Fund will not enter into any such transactions unless it owns either (1) an offsetting ("covered") position in securities, currencies or other options, futures contracts or forward contracts, or (2) cash or liquid assets with a value, marked-to-market daily, sufficient to cover its potential obligations to the extent not covered as provided in (1) above. Each Fund will comply with Securities and Exchange Commission guidelines regarding cover for these instruments and will, if the guidelines so require, set aside cash or liquid assets in the prescribed amount as determined daily.

Assets used as cover or held in an account cannot be sold while the position in the corresponding derivative instrument is open, unless they are replaced with other appropriate assets. As a result, the commitment of a large portion of a Fund's assets to cover in accounts could impede portfolio management or a Fund's ability to meet redemption requests or other current obligations.

OPTIONS ON FUTURES CONTRACTS

The New York Bond Fund may invest in options on futures contracts to implement its investment strategy. An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the period of the option.

LIMITATIONS AND RISKS OF OPTIONS ON FUTURES AND FUTURES ACTIVITY

As noted above, the New York Bond Fund may engage in both hedging and non-hedging strategies. Although effective hedging can generally capture the bulk of a desired risk adjustment, no hedge is completely effective. The Fund's ability to hedge effectively through transactions in futures and options depends on the degree to which price movements in the hedged asset correlate with price movements of the futures and options on futures.

Non-hedging strategies typically involve special risks. The profitability of the Fund's non-hedging strategies will depend on the ability of the Manager to analyze both the applicable derivatives market and the market for the underlying asset or group of assets. Derivatives markets are often more volatile than corresponding securities markets and a relatively small change in the price of the underlying asset or group of assets can have a magnified effect upon the price of a related derivative instrument.

Derivatives markets also are often less liquid than the market for the underlying asset or group of assets. Some positions in futures and options on futures may be closed out only on an exchange that provides a secondary market. There can be no assurance that a liquid secondary market will exist on futures for any particular futures contract or option on futures at any specific time. Thus, it may not be possible to close such an option or futures position prior to maturity. The inability to close options and futures positions also could have an adverse impact on the Fund's ability to effectively carry out its derivative strategies and might, in some cases, require the Fund to deposit cash to meet applicable margin requirements.

Under certain circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract or an option on a futures contract can vary from the previous day's settlement price; once that limit is reached, no trades may be made that day at a price beyond the limit. Daily price limits do not limit potential losses because prices could move to the daily limit for several consecutive days with little or no trading, thereby preventing liquidation of unfavorable positions.

If the Fund were unable to liquidate a futures contract or an option on a futures position due to the absence of a liquid secondary market or the imposition of price limits, it could incur substantial losses. The Fund would continue to be subject to market risk with respect to the position. In addition, except in the case of purchased options, the Fund would continue to be required to make daily variation margin payments and might be required to maintain the position being hedged by the future or option or to maintain cash or securities in a segregated account.

Management of the Trust has claimed an exclusion from the definition of "commodity pool operator" under the Commodity Exchange Act and, therefore, is not subject to registration or regulation as a commodity pool operator under that Act.

SWAP ARRANGEMENTS

The New York Bond Fund may enter into various forms of swap arrangements with counterparties with respect to interest rates, currency rates or indices, including purchase or caps, floors and collars as described below. In an interest rate swap the Fund could agree for a specified period to pay a bank or investment banker the floating rate of interest on a so-called notional principal amount (I.E., an assumed figure selected by the parties for this purpose) in exchange for agreement by the bank or investment banker to pay the Fund a fixed rate of interest on the notional principal amount. In a currency swap the Fund would agree with the other party to exchange cash flows based on the relative differences in values of a notional amount of two (or more) currencies; in an index swap, the Fund would agree to exchange cash flows on a notional amount based on changes in the values of the selected indices. The purchase of a cap entitles the purchaser to receive payments from the seller on a notional amount to the extent that the selected index exceeds an agreed upon interest rate or amount whereas the purchase of a floor entitles the purchaser to receive such payments to the extent the selected index falls below an agreed upon interest rate or amount. A collar combines buying a cap and selling a floor.

The New York Bond Fund may enter into credit protection swap arrangements involving the sale by the Fund of a put option on a debt security which is exercisable by the buyer upon certain events, such as a default by the referenced creditor on the underlying debt or a bankruptcy event of the creditor.

Most swaps entered into by the Fund will be on a net basis. For example, in an interest rate swap, amounts generated by application of the fixed rate and floating rate to the notional principal amount would first offset one another, with the Fund either receiving or paying the difference between such amounts. In order to be in a position to meet any obligations resulting from swaps, the Fund will set up a segregated custodial account to hold liquid assets, including cash. For swaps entered into on a net basis, assets will be segregated having a daily NAV equal to any excess of the Fund's accrued obligations over the accrued obligations of the other party; for swaps on other than a net basis, assets will be segregated having a value equal to the total amount of the Fund's obligations. Collateral is treated as illiquid.

These arrangements will be made primarily for hedging purposes, to preserve the return on an investment or on a portion of the Fund's portfolio. However, the Fund may, as noted above, enter into such arrangements for income purposes to the extent permitted by applicable law. In entering into a swap arrangement, the Fund is dependent upon the creditworthiness and good faith of the counterparty. The Fund will attempt to reduce the risk of nonperformance by the counterparty by dealing only with established, reputable institutions. The swap market is still relatively new and emerging; positions in swap contracts are generally illiquid and are not readily transferable to another counterparty. The use of interest rate swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If the Manager is incorrect in its forecasts of market values, interest rates and other applicable factors, the investment performance of the Fund would diminish compared with what it would have been if these investment techniques were not used. Moreover, even if the Manager is correct in its forecasts, there is a risk that the swap position may correlate imperfectly with the price of the asset or liability being hedged.

                             INVESTMENT RESTRICTIONS

The following investment restrictions have been adopted by the Trust for each Fund. These restrictions may not be changed for any given Fund without approval by the lesser of (1) 67% or more of the voting securities present at a meeting of the Fund if more than 50% of the outstanding voting securities of the Fund are present or represented by proxy or (2) more than 50% of the Fund's outstanding voting securities. The investment restrictions of one Fund may be changed without affecting those of the other Fund.

Under the restrictions, each Fund:

(1) may not borrow money, except to the extent permitted by the 1940 Act, the rules and regulations thereunder any applicable relief.

(2) may not purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities) if, as a result, more than 25% of the fund's total assets would be invested in the securities of companies whose principal business activities are in the same industry.

(3)  may not issue senior securities, except as permitted under the 1940 Act.

(4) may not underwrite securities of other issuers, except to the extent that it may be deemed to act as a statutory underwriter in the distribution of any restricted securities or not readily marketable securities.

(5) may make loans only as permitted under the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief.

(6) may not purchase or sell commodities or commodity contracts unless acquired as a result of ownership of securities or other instruments issued by persons that purchase or sell commodities or commodities contracts; but this shall not prevent the New Bond York Fund from purchasing, selling and entering into financial futures contracts (including futures contracts on indices of securities, interest rates and currencies), options on financial futures contracts (including futures contracts on indices of securities, interest rates and currencies), warrants, swaps, forward contracts, foreign currency spot and forward contracts or other derivative instruments that are not related to physical commodities.

(7) may not purchase or sell real estate, but this shall not prevent investments in tax-exempt securities secured by real estate or interests therein.

Additionally, during normal market conditions, at least 80% of each Fund's annual income will be excludable from gross income for federal income tax purposes and the shares will also be exempt from the New York State and City personal income taxes; each Fund's net assets will consist of New York tax-exempt securities.

ADDITIONAL RESTRICTIONS

The following restrictions are not considered to be fundamental policies of the Funds. The Board of Trustees may change these additional restrictions without notice to or approval by the shareholders.

Neither Fund:

(1)  will  invest more than 15% (10% with  respect to the New York Money  Market
     Fund) of the value of its net assets in illiquid securities, including repurchase agreements maturing in more than seven days; or

(2) will purchase any security while borrowings representing more than 5% of the Fund's total assets are outstanding.

                           SPECIAL RISK CONSIDERATIONS

SPECIAL CONSIDERATIONS RELATING TO NEW YORK MUNICIPAL OBLIGATIONS. Some of the significant financial considerations relating to a Fund's investments in New York Municipal Obligations are summarized below. This summary information is not intended to be a complete description and is principally derived from the Annual Information Statement of the State of New York, dated May 8, 2007-2008 Enacted Budget Capital Program and Finanical Plan for the state of New York ("Financial Plan") issued on April 19, 2007, the Financial Plan of the city of New York released issued on January 25, 2007, the City of New York Executive Budget Fiscal Year 2007 issued on April 26, 2007 and certain other documents issued prior to the date of this SAI. The accuracy and completeness of the information contained in those reports have not been independently verified. The information contained in this section is intended to give a recent historical description and is not intended to indicate future or continuing trends in the financial or other positions of New York State and New York City. It should be noted that the creditworthiness of obligations issued by local New York issuers may be unrelated to the creditworthiness of obligations issued by New York State and New York City, and that there is no obligation on the part of New York State to make payment on such local obligations in the event of default.

STATE ECONOMY. The state of New York ("State") is the third most populous state in the nation and has a relatively high level of personal wealth. The State's economy is diverse with a comparatively large share of the nation's financial activities, information, education and health services employment, and a very small share of the nation's farming and mining activity. The State's location and its airport facilities and natural harbors have made it an important link in international commerce. Travel and tourism constitute important parts of the economy. Like the rest of the nation, the State has a declining proportion of its workforce engaged in manufacturing, and an increasing proportion engaged in service industries. The State is likely to be less affected than the nation as a whole during an economic recession that is concentrated in manufacturing and construction, but likely to be more affected during a recession that is concentrated in the services sector. New York City, which is the most populous city in the nation and the center of the nation's largest metropolitan area, accounts for a large portion of the State's population and personal income.

There can be no assurance that the State economy will not experience worse-than-predicted results in the 2007-08 fiscal year (April 1, 2007 through March 31, 2008) or subsequent fiscal years, with corresponding material and adverse effects on the State's projections of receipts and disbursements.

According to the Financial Plan, the New York economy continues to expand, but at a slower rate than 2006. Anticipated growth in total New York non- farm employment for 2007 is 0.7 percent, following growth of 0.8 percent for 2006. Projected private sector job growth is estimated to be 0.8 percent for 2007, following an estimated 1.1 percent growth for 2006. The New York State's Division of the Budget's forecast for growth in State wages and salaries is estimated to be 6.2 percent for 2007, following growth of 7.6 percent for 2006. Growth in total New York personal income for 2007 is projected at 5.7 percent, following growth of 6.8 percent for 2006.

The State's Financial Plan mentions several risks, that, if they were to materialize, could affect the Financial Plan. In summary, the most significant short-term risks include the potential cost of collective bargaining agreements and salary increases for the Judiciary (and possibly other elected officials) in 2007-08 and beyond; potential Federal disallowances arising from audits related to Medicaid claims under the School Supportive Health Services program; proposed Federal rule changes concerning Medicaid payments; and under-performance of the national and State economies that can affect State revenues and the increase the demand for means-tested programs such as Medicaid and welfare. The recent Federal Reserve Policy appears to be aimed at engineering a soft landing for the US economy and a stable monetary policy stance. However, should the Federal Reserve implement a tight monetary policy, the negative impact of higher interest rates would disproportionately affect New York due to the State's position as a financial market capital.

STATE BUDGET. Governor Spitzer submitted his Executive Budget for fiscal year 2007-08 to the Legislature on January 31, 2007. During budget negotiations, the Executive and Legislature reached agreement that a total of $1 billion in resources above the Executive Budget forecast were available to finance legislative changes to the Governor's Executive Budget. The Executive, Senate, and Assembly negotiated a budget agreement that culminated with enactment of the budget on April 1, 2007, in time for the start of the State's fiscal year. As in past years, the Legislature enacted the debt service bill in March prior to taking final action on the entire budget. The Governor did not veto any legislative additions.

The Financial Plan projects a closing General Fund balance, of $3.0 billion at the end of the 2007-08 fiscal year. The General Fund closing balance projection consists of $1.0 billion in the State's Tax Stabilization Reserve Fund, $175 million in a new Rainy Day Reserve Fund, $21 million in the Contingency Reserve Fund (the State's litigation reserve), $1.2 billion remaining from the 2006-2007 surplus that is planned to be used in three equal parts to lower the projected outyear budget gaps, $250 million to reduce State debt levels, and $353 million in the Community Project Fund.

Total General Fund receipts are projected at $53.7 billion, an increase of $2.3 billion or 4.5 percent from 2006-07 results. In 2007-08, General Fund disbursements, including transfers to other funds, are projected to total $53.7 billion, an increase of $2.1 billion or 4.1 percent. State Funds spending, which includes both the General Fund and spending from other funds supported by assessments, tuition, HCRA resources and other non-Federal revenues, is projected to total $83.8 billion in 2007-08. The increase in General Fund disbursements reflects higher spending on state operations, general state charges, and education, partially offset by lower spending on capital projects, Medicaid, and local government aid.

All Government Funds receipts in 2007-08 are expected to reach $119.5 billion, an increase of $7.1 billion, or 6.3 percent from 2006-07 results. All Government Funds spending is projected to total $120.7 billion in 2007-08, an increase of $7.9 billion or 7.0 percent from 2006-2007.

GENERAL FUND OUTYEAR PROJECTIONS OF RECEIPTS AND DISBURSEMENTS. The State currently anticipates that the General Fund will not experience any budget gap in 2007-08. The Financial Plan projects potential General Fund budget gaps in future years in the range of $3.1 billion in 2008-09 growing to $4.8 billion in 2009-10 and $6.6 billion in 2010-11.

Future budget gaps are subject to substantial revision as additional information becomes available about the national and State economies, financial sector activity, entitlement spending and social service caseloads, Federal budget changes, and State reimbursement obligations that are driven by local government activity. Key factors include: end-of-year business tax collections; calendar year economic results; year-end financial sector bonus income data; the school aid database update in November; and quarterly Medicaid and welfare cycle trend analysis.

SPECIAL CONSIDERATIONS. Many complex political, social and economic forces influence the State's economy and finances, which may in turn affect the Financial Plan. These forces may affect the State unpredictably from fiscal year to fiscal year and are influenced by governments, institutions, and events that are not subject to the State's control. The Financial Plan is also necessarily based upon forecasts of national and State economic activity. Economic forecasts have frequently failed to predict accurately the timing and magnitude of changes in the national and State economies. There can be no assurance that the State's actual results will not differ materially and adversely from the current forecast.

An underlying risk to the State's Financial Plan also includes an adverse outcome to certain litigation and Federal disallowances now pending against the state which could have negative repercussions on the State's projections of receipts and disbursements. The State projects that at the close of 2007-2008, balances in the State's principal reserves to guard against unforseen contingencies will total $1.2 billion.

The $1.2 billion of undesignated reserves includes a balance of $1 billion in the Tax Stabilization Reserve Fund, $175 million in a new Rainy Day Reserve Fund, and $21 million in the Contingency Reserve Fund for litigation risks. The Stabilization Reserve Reserve at the statutory maximum of 2 percent and can only be used to cover unforeseen year-end deficits. Aside from the amounts noted above, the 2007-08 Financial Plan does not set aside specific reserves to cover potential costs that could materialize as a result of Federal disallowances or other Federal actions that could adversely affect the State's projections of receipts and disbursements.

The State Financial Plan described several risks specific to New York. The chief risk remains another attack targeted at New York City that could once again cause the State economy to go into a recession, resulting in substantially lower income and employment growth than is reflected in the current forecast. Higher energy prices and the potential for greater pass-through to core inflation, combined with a tightening labor market, raise the probability that the Federal Reserve could raise interest rates. New interest rates hikes could negatively affect the financial markets, which would also disproportionately affect the New York State economy. In addition, the State's real estate market could decline more than anticipated, which would negatively affect household consumption and taxable capital gains realizations. These effects could ultimately affect both employment and wages.

In addition, other risks include new labor contracts (contracts expired in April; each 1 percent increase costs roughly $85 million in the General Fund),
salary  increases  for  judges  and  elected  officials,   the  failure  of  the
legislature to approve a video lottery terminal expansion (valued at $150 million in 2008-09 growing to $766 million in 2010-11), a potential federal disallowance of Medicaid reimbursement for certain aspects of the State's School Supportive Health Services, proposed modification to Federal reimbursement methodologies for public hospitals and mental hygiene facilities, and new state aid claims by school districts.

In contrast, should the national and world economies grow faster than expected, a stronger upturn in stock prices, along with even stronger activity in mergers and acquisitions and other Wall Street activities is possible, resulting in higher wage and bonuses growth than projected. It is important to note that the financial markets, which are so important to the direction of the State economy, are very difficult to forecast.

The United States Congress frequently considers changes to federal income tax law. Since the State uses federal taxable income as the starting point for calculating taxable income, such changes in federal law could adversely impact State tax revenues.

RECENT STATE FISCAL YEARS. The Division of the Budget ("DOB") reported that the State ended the 2006-07 fiscal year on March 31, 2007 with a General Fund operating surplus of $1.5 billion. Total receipts, including transfers from other funds, were $51.4 billion. Disbursements, including transfers to other funds, totaled $51.6 billion. The General Fund ended the fiscal year with a balance of $3.0 billion, which included $1.03 billion in the Tax Stabilization Reserve Fund (after a $87 million deposit at the close of 2006-07), the Contingency Reserve Fund ($21 million), and the Community Projects Fund ($278 million). The closing balance also included $1.7 billion in general reserves.

The DOB reported that the State ended the 2005-06 fiscal year on March 31, 2005 with a General Fund operating surplus of $2 billion. Total receipts, including transfers from other funds, were $47.2 billion. Disbursements, including transfers to other funds, totaled $46.5 billion. The General Fund ended the fiscal year with a balance of $3.3 billion, which included $794 million in the Tax Stabilization Reserve Fund (after a $72 million deposit at the close of 2005-06), the Contingency Reserve Fund ($21 million), and the Community Projects Fund ($251 million). The closing fund balance excludes $2.0 billion in general reserves.

DEBT LIMITS, RATINGS AND OUTSTANDING DEBT. State financing activities include general obligation debt and State-guaranteed debt, to which the full faith and credit of the State has been pledged, as well as lease-purchase and contractual-obligation financing, moral obligation and other financings through public authorities and municipalities, where the State's obligation to make payments for debt service is generally subject to annual appropriation by the Legislature.

For purposes of analyzing the financial condition of the State, debt of the State and of certain public authorities may be classified as "State-supported debt", which includes general obligation debt of the State and lease-purchase and contractual obligations of public authorities (and municipalities) where debt service is paid from State appropriations (including dedicated tax sources, and other revenues such as patient charges and dormitory facilities rentals). In addition, a broader classification, referred to as "State-related debt,"
includes State-supported debt, as well as certain types of contingent obligations, including moral-obligation financing, certain contingent contractual-obligation financing arrangements, and State-guaranteed debt, where debt service is expected to be paid from other sources and State appropriations are contingent in that they may be made and used only under certain circumstances.

The Debt Reform Act of 2000 ("Debt Reform Act"), which applies to new State-supported debt issued on or after April 1, 2000, imposes caps on new debt outstanding and new debt service costs, restricts the use of debt to capital purposes only, and restricts the maximum term of State debt issuances to no more than 30 years. The cap on new State-supported debt outstanding began at 0.75 percent of personal income in 2000-01 and will gradually increase until it is fully phased in at 4 percent of personal income in 2010-11. Similarly, the cap on new State-supported debt service costs began at 0.75 percent of total governmental funds receipts in 2000-01 and is gradually increasing until it is fully phased in at 5 percent in 2013-14. As of October 30, 2006, the State reported that it was in compliance with both debt caps, with debt issued after March 31, 2000 and outstanding as of March 31, 2006 at 1.93 percent of personal income and debt service on such debt at 1.16 percent of total governmental receipts compared to the caps of 2.65 percent each. The DOB expects that debt outstanding and debt service costs for fiscal years 2007-08 and the entire five-year forecast through 2011-2012 will be within the statutory caps, although with declining debt capacity.

As of March 31, 2006, the State had approximately $3.3 billion outstanding in general obligation debt, $26.7 billion in debt relating to lease-purchase and contractual-obligation financing of State capital programs, $8.4 billion in state personal income tax revenue bond financing, and $4.2 billion in debt from the Local Government Assistance Corporation, a public benefit corporation empowered to issue long-term obligations to fund certain payments to local governments traditionally funded through the State's annual seasonal borrowing. The State's 2007-08 borrowing plan projects issuance of $358 million in general obligation bonds in 2007-08, including $275 million of

Rebuild and Renew New York Transportation bonds which was approved by the voters in November 2005; $703 million in Dedicated Highway and Bridge Trust Fund Bonds issued by the Thruway Authority to finance capital projects for transportation; $373 million in Mental Health Facilities Improvement Revenue Bonds issued by Dormitory Authority for the State of New York to finance capital projects at mental health facilities; $102 million in SUNY Dormitory Facilities Revenue Bonds to finance capital projects related to student dormitories; and $4.9 billion in State PIT Revenue Bonds to finance various capital programs.

The total amount of State debt outstanding is projected to increase from 5.90 percent of personal income in fiscal year 2006-07 to 6.05 percent in fiscal year 2007-08. Total State-related debt is projected to increase from $48.4 billion in 2006-07 to $52.3 billion in 2007-08. Total state-supported debt service costs as a percent of total governmental fund receipts is estimated to be 3.96 percent in fiscal year 2007-08.

As of July 2007, Fitch, Moody's, and Standard & Poor's rated the State's outstanding general obligation bonds A1 and AA, respectively. Ratings reflect only the respective views of such organizations, and an explanation of the significance of such ratings may be obtained from the rating agency furnishing the same. There is no assurance that a particular rating will continue for any given period of time or that any such rating will not be revised downward or withdrawn entirely, if in the judgment of the agency originally establishing the rating, circumstances so warrant.

STATE RETIREMENT SYSTEMS. The New York State and Local Retirement Systems ("Systems") provide coverage for public employees of the State and its localities (except employees of New York City and teachers, who are covered by separate plans). State employees constituted 33 percent of the membership during the 2005-06 fiscal year. There were 3,000 other public employers participating in the Systems, including all cities and counties (except New York City), most towns, villages and school districts (with respect to non-teaching employees) and a large number of local authorities.

As of March 31, 2006, 653,291 persons were members and 342,245 pensioners and beneficiaries were receiving benefits. The State Constitution considers membership in any State pension or retirement system to be a contractual relationship, the benefits of which shall not be diminished or impaired. The net assets available for benefits as of March 31, 2006 were $142.6 billion (including $2.8 billion in receivables). The present value of anticipated benefits for current members, retirees, and beneficiaries as of April 1, 2006 was $153.7 billion (including $58.8 billion for current retirees and beneficiaries). Under the funding method used by the Systems, the net assets, plus future actuarially determined contributions, are expected to be sufficient to pay for the anticipated benefits of current members, retirees and beneficiaries.

LITIGATION. The State is a defendant in certain court cases that could ultimately affect the ability of the State to maintain a balanced 2006-07 Financial Plan. The State believes that the proposed 2007-08 Financial Plan includes sufficient reserves to offset the costs associated with any potential adverse rulings. In addition, any potential amounts may be structured over a multi-year period. However, it is possible that adverse decisions in legal proceedings against the State could exceed the amount of all potential 2007-08 Financial Plan resources set aside for judgments, and could consequently negatively affect the States ability to maintain a balanced 2007-08 Financial Plan. Included in this litigation are the following matters, although not exhaustive of all pending matters:

IN ONEIDA INDIAN NATION OF NEW YORK ET AL. V. COUNTY OF ONEIDA, plaintiff claimed that a 250,000 acre area in Madison and Oneida counties was illegally sold to the State in 1795. On December 7, 2004, settlement agreements were signed between the State, the Oneidas of Wisconsin and the Stockbridge-Munsee Tribe, which would in part require the passage of State and Federal legislation to become effective. Such legislation had to be enacted by September 1, 2005 unless the parties agreed to an extension of time. As there was no agreement as to an extension of time and no such legislation was passed within the time limit, the parties failed to reach a successful outcome. While settlement discussions were underway, two significant decisions were rendered by the Supreme Court and the Second Circuit Court of Appeals which changed the legal landscape pertaining to ancient land claims: CITY OF SHERRILL V. ONEIDA INDIAN NATION OF NEW YORK, 544 U.S. 197 (2005), AND CAYUGA INDIAN NATION OF NEW YORK V. PATAKI, 413 F.3d 266 (2d Cir. 2005), cert. denied, 126 S.Ct. 2021, 2022 (2006).
Taken together, these cases have made clear that the equitable doctrines of laches, acquiescence, and impossibility can bar ancient land claims. These decisions prompted the District Court to reassess its 2002 decision, which in part had struck such defenses, and to permit the filing of a motion for summary judgment predicated on the Sherrill and Cayuga holdings. On August 11, 2006, the State moved for summary judgment dismissing the action, based on the defenses of laches, acquiescence, and impossibility.

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

Additional cases concerning Indian land claims include CAYUGA INDIAN NATION OF NEW YORK V. CUOMO, ET AL., AND CANADIAN ST. REGIS BAND OF MOHAWK INDIANS, ET AL., V. STATE OF NEW YORK, ET AL., both under the jurisdiction of the United States District Court for the Northern District of New York and THE ONONDAGA NATION V. THE STATE OF NEW YORK, ET AL. The plaintiffs in the Canadian St. Regis Band of Mohawk Indians seek ejectment and monetary damages, claiming that approximately 15,000 acres in Franklin and St. Lawrence Counties were illegally transferred from their predecessors-in-interest. On July 28, 2003, the District Court granted, in most respects, the plaintiffs' motion to strike defenses and dismiss defendants' counterclaims. On October 20, 2003, the same District Court denied the State's motion for reconsideration of the portion of the July 28, 2003 decision which rejected a counterclaim against the United States for contribution. On February 10, 2006, after the failure of multiple settlement attempts, the District Court ordered a stay of all further proceedings in Canadian St. Regis Band of Mohawk Indians until 45 days after the issuance of the United States Supreme Court's final decision in Cayuga Indian Nation of New York.

In FREEDOM HOLDINGS INC. ET AL. V. SPITZER ET ANO., two cigarette importers brought an action in 2002 challenging portions of laws enacted by the State under the 1998 Tobacco Master Settlement Agreement ("MSA") that New York and many other states entered into with the major tobacco manufacturers. The initial complaint alleged: (1) violations of the Commerce Clause of the United States Constitution; (2) the establishment of an "output cartel" in conflict with the Sherman Act; and (3) selective non enforcement of the laws on Native American reservations in violation of the Equal Protection Clause of the United States Constitution. The United States District Court for the Southern District of New York granted defendants' motion to dismiss the complaint for failure to state a cause of action. Plaintiffs appealed from this dismissal. In an opinion decided January 6, 2004, the United States Court of Appeals for the Second Circuit (1) affirmed the dismissal of the Commerce Clause claim; (2) reversed the dismissal of the Sherman Act claim; and (3) remanded the selective enforcement claim to the District Court for further proceedings. Plaintiffs have filed an amended complaint that also challenges the MSA itself (as well as other related State statutes) primarily on preemption grounds, and plaintiffs csought a preliminary injunction. On September 14, 2004, the motion for a preliminary injunction was denied by the District Court, except as to that portion that related to the tobacco manufacturers' ability to obtain the release of certain funds from escrow. The District Court's holding was affirmed by the Second Circuit in May 2005. In December 2006, the motions and cross-motions of the parties for summary judgment were fully submitted to the District Court.

There are numerous cases in which nursing homes have challenged the statutory provisions setting the reimbursement methodology pursuant to which they receive Medicaid payments, including NEW YORK STATE HEALTH FACILITIES ASSOCIATION, ET AL., V. DEBUONO, ET AL., ST. LUKE'S NURSING CENTER, ET AL. V.DEBUONO, ET AL., NEW YORK ASSOCIATION OF HOMES AND SERVICES FOR THE AGING V. DEBUONO, ET AL. (SIX CASES); AND MATTER OF NAZARETH HOME OF THE FRANCISCAN SISTERS, ET AL. V. NOVELLO. Plaintiffs allege that the changes in methodologies have been adopted in violation of procedural and substantive requirements of state and federal law.

IN NEW YORK ASSOCIATION OF HOMES AND SERVICES FOR THE AGING V. DEBUONO, ET AL., the United States District Court for the Northern District of New York dismissed plaintiffs' complaint by order dated May 9, 2004. On April 6, 2006, the Second Circuit Court of Appeals affirmed the order of the District Court. The case is now concluded. Several related State Court cases involving the same parties and issues have been held in abeyance pending the result of the litigation in Federal Court.

AUTHORITIES: GENERAL. The fiscal stability of the State is related, in part, to the fiscal stability of its public authorities ("Authorities"), which generally have responsibility for financing, constructing and operating revenue-producing public benefit facilities. Authorities are not subject to the constitutional restrictions on the incurrence of debt that apply to the State itself, and may issue bonds and notes within the amounts and restrictions set forth in their legislative authorization. The State's access to the public credit markets could be impaired, and the market price of its outstanding debt may be materially and adversely affected, if any of the Authorities were to default on their respective obligations, particularly with respect to debt that is State-supported or State-related. As of December 31, 2009, there were 19 public authorities that had outstanding debt of $100 million or more. The aggregate outstanding debt, including refunding bonds, of all the Authorities was approximately $129 billion.

Public authorities generally pay their operating expenses and debt service costs by revenues generated by the projects they finance or operate, such as tolls charged for the use of highways, bridges or tunnels, charges for public power, electric and gas utility services, rentals charged for housing units, and charges for occupancy at medical care facilities. In recent years, however, the State has provided financial assistance through appropriations, in some cases of a recurring nature, to certain of the Authorities for operating and other expenses and, in fulfillment of its commitments on moral obligation indebtedness or otherwise, for debt service. This operating assistance is expected to continue to be required in future years. In addition, certain statutory arrangements provide for State local assistance payments otherwise payable to localities to be made under certain circumstances to certain Authorities. The State has no obligation to provide additional assistance to localities whose local assistance payments have been paid to Authorities under these arrangements. However, in the event that such local assistance payments are so diverted, the affected localities could seek additional State funds.

METROPOLITAN TRANSPORTATION AUTHORITY ("MTA"). In February 2007, the MTA released an update to the MTA financial plan for the years 2007-2010 and the 2007 MTA Adopted Budget for itself and its affiliates and subsidiaries, which operate various rail, subway and bus services in New York City and the surrounding area. It is expected that the plan will enable all such entities to maintain their respective operations on a self-sustaining basis through 2007 with a closing cash balance of $938 million in 2006 and a closing cash balance of $272 million forecast for 2007. There are anticipated budget gaps of $805 million in 2008, $1.46 billion in 2009, and $1.79 billion in 2010.

On September 29, 2004, the MTA Board approved a $27.791 billion capital program for the 2005-09 period. The Capital Program Review Board ("CPRB") reviewed the transit and commuter rail portions of the program on October 1, 2004, but disapproved the submission on December 21, 2004 in order to allow time for funding issues related to the proposal to be resolved. In April 2005, the MTA Board approved a revised 2005-09 plan based on the 2005-09 State Budget, which provided for additional tax revenues for the MTA that allowed the MTA to advance a revised five-year plan totaling $21.145 billion. In July 2005, the CPRB approved the transit and commuter portions of this plan totaling $17.98 billion with minor program modifications. The revised 2005-09 Capital Program assumes the issuance of an estimated $5.1 billion in new money MTA bonds. It is projected that the remainder of the plan will be financed with assistance from the federal government, the State, the City of New York, and from various other revenues generated from actions taken by the MTA. A January 2006 amendment adjusts the approved capital program to include federal earmarks, reflect new MTA bus funding as a result of MTA's takeover of private buses, and update project scopes, schedules and budgets. The revised five-year program proposed now totals $21.28 billion. The overall increase to the program is primarily due to the addition of $138 million of federal and matching funds to the MTA Bus Company capital program. New federal earmarks and other dedicated federal funding have resulted in a modest increase to the CPRB based program.

When a final plan is adopted there is no guarantee that all the necessary governmental actions for the current or future capital programs will be taken or that funding sources currently identified will not be decreased or eliminated. As appropriate, the MTA and the CPRB may amend the 2005-09 Capital Program from time to time due to the level of available funding. If the 2005-09 Capital Plan is delayed or reduced, ridership and fare revenue may decline, which could impair the MTA's ability to meet its operating expenses without additional State assistance.

NEW YORK CITY. The fiscal health of the State also may be impacted by the fiscal health of its localities, particularly the City of New York ("City"). For its normal operations, the City depends on State aid both to enable the City to balance its budget and to meet its cash requirements. There can be no assurance that there will not be reductions in State aid to the City from amounts currently projected or that State budgets in any given fiscal year will be adopted by the April 1 statutory deadline, or interim appropriations enacted, or that any such reductions or delays will not have adverse effects on the City's cash flow or expenditures.

For each of the 1981 through 2006 fiscal years, the City had an operating surplus, before discretionary and other transfers, and achieved balanced operating results as reported in accordance with generally accepted accounting principles ("GAAP"), after discretionary and other transfers ("transfers"). The City has been required to close substantial budget gaps in recent years in order to maintain balanced budget without tax or other revenue increases or reductions in City services or entitlement programs, which could adversely affect the City's economic base.

NEW YORK CITY FINANCIAL PLAN. On January 31, 2007, the City released a modification to its financial plan for 2007 ("January Financial Plan"). The City's January Financial Plan projected revenues and expenditures for the 2007 and 2008 fiscal years, are balanced, in accordance with GAAP, and projects gaps of $2.6 billion, $3.7 billion and $3.6 billion for fiscal years 2009, 2010, and 2011, respectively. The 2007-2011 financial plan's projections for total revenues for each of these gap outyears is approximately $57.7 billion, $60.5 billion and $62.6 billion.

On April 26, 2007, the Mayor released his Executive Budget for fiscal year 2008 and a revised four-year financial plan for 2007 through 2011. The City projects a balanced budget for the 2008 fiscal year, a budget gap of $1.6 billion, $3.3 billion and $4.3 billion for fiscal years 2009, 2010 and 2011 respectively.

Recent information shows that New York City's economy was significantly stronger during 2006 than was initially reported, and the City's economy shows similar strength in 2007. An additional 62,200 jobs were created during 2006--a record increase for the last six years--and Wall Street profits approached its highest levels. More jobs were added during the first quarter of 2007 and Wall Street continues to generate strong profits. The commercial real estate market also maintains its strength and the residential real estate market has been much slower to ease compared to the rest of the country.

While currently sustaining its good health, New York City's economy continues to face multiple risks. For example a downturn in financial markets would affect both the local and State economies. In addition, while the real estate market has shown resilience, issues in the subprime mortgage industry may result in stricter credit standards, which could in turn affect the housing market and lower consumer spending. Furthermore, inflation rates may be pressured upwards by the instability of energy and food prices, and the prices of imported goods may rise due to the declining value of the dollar. Also, a more aggressive approach taken by the Federal Reserve in regard to its monetary policy might negatively impact the City's vital financial and real estate markets.

NEW YORK CITY FINANCING PROGRAM. Implementation of the January Financial Plan is dependent upon the City's ability to market its securities successfully. The City's program for financing capital projects for fiscal years 2007 through 2011 projects $35 billion of long-term borrowing to support the City's current capital program. Unless bonding capacity of the New York City Transitional Finance Authority ("TFA") is increased, all of the financing will be implemented through General Obligation ("GO") bonds of the City and bonds of the New York City Municipal Water Finance Authority ("NYW" or the "Authority").

It is expected that the City's total debt outstanding (excluding approximately $17 billion in debt of the New York City Municipal Water Finance Authority ("Water Authority")) for fiscal year 2007 will be approximately $53.3 billion, which equals 13.9 percent of total City personal income.

The City's financial plan is based on numerous assumptions, including the condition of the City's and the region's economies and the concomitant receipt of economically sensitive tax revenues in the amounts projected. The plan is subject to various other uncertainties and contingencies relating to, among other factors, the extent, if any, to which wage increases for City employees exceed the annual wage costs assumed for the 2005 through 2009 fiscal years; realization of projected interest earnings assumptions for pension fund assets and current assumptions with respect to wages for City employees affecting the City's required pension fund contributions; the willingness and ability of the State to provide the aid contemplated by the plan and to take various other actions to assist the City; the ability of City agencies to maintain balanced budgets; the willingness of the federal government to provide the amount of federal aid contemplated in the plan; the impact on City revenues and expenditures of federal and State welfare reform and any future legislation affecting Medicare or other entitlement programs; adoption of the City's budgets by the City Council in substantially the forms submitted by the Mayor; the ability of the City to implement cost reduction initiatives, and the success with which the City controls expenditures; the impact of conditions in the real estate market on real estate tax revenues; and unanticipated expenditures that may be incurred as a result of the need to maintain the City's infrastructure. Certain of these assumptions have been questioned by the City Comptroller and other public officials. In addition, the economic and financial condition of the City may be affected by various financial, social, economic and political factors which could have a material effect on the City.

As of June 2007, Moody's rated the City's outstanding general obligation bonds A1, Standard & Poor's rated such bonds AA and Fitch rated such bonds AA-. TBC Such ratings reflect only the view of Moody's, Standard & Poor's and Fitch, from which an explanation of the significance of such ratings may be obtained. There is no assurance that such ratings will continue for any given period of time or that they will not be revised downward or withdrawn entirely. Any such downward revision or withdrawal could have an adverse effect on the market prices of City bonds.

In addition to borrowings related to capital projects, the City issues revenue notes and tax anticipation notes to finance its seasonal working capital requirements. The success of projected public sales of City, Water Authority, TFA, TSASC and other bonds and notes will be subject to prevailing market conditions. The City's planned capital and operating expenditures are dependent upon the sale of its general obligation debt, as well as debt of the Water Authority, TFA, Dormitory Authority of the State of New York and TSASC.

The City since 1981 has fully satisfied its seasonal financing needs in the public credit markets, repaying all short-term obligations within their fiscal year of issuance. The delay in the adoption of the State's budget in certain past fiscal years has required the City to issue short-term notes in amounts exceeding those expected early in such fiscal years.

OTHER LOCALITIES. The State traditionally provides unrestricted financial assistance to cities, counties, towns and villages outside of New York City. Certain localities, outside New York City, have experienced financial problems and have requested and received additional State assistance during the last several State fiscal years. The potential impact on the State of any future requests by localities for additional oversight or financial assistance is not included in the projections of the State's receipts and disbursements for the State's 2007-08 fiscal year or thereafter.

Like the State, local governments must respond to changing political, economic and financial influences over which they have little or no control. Such changes may adversely affect the financial condition of certain local governments. It is also possible that the State, New York City, other localities, or any of their respective public authorities may suffer serious financial difficulties that could jeopardize local access to the public credit markets, which may adversely affect the marketability of notes and bonds issued by localities within the State. Localities also may face unanticipated problems resulting from certain pending litigation, judicial decisions and long-range economic trends. Other large-scale potential problems, such as declining urban populations, increasing expenditures, and the loss of skilled manufacturing jobs, also may adversely affect localities and necessitate State assistance.

Counties, cities, towns, villages, school districts and fire districts have engaged in substantial short-term and long-term borrowings. For the 2005 fiscal year, the total indebtedness for all localities in the State other than New York City was approximately $33.5 billion.

                             PORTFOLIO TRANSACTIONS

The Manager, pursuant to the Advisory Agreement, and subject to the general control of the Trust's Board of Trustees, places all orders for the purchase and sale of Fund securities. Purchases of Fund securities are made either directly from the issuer or from dealers who deal in tax-exempt securities. The Manager may sell Fund securities prior to maturity if circumstances warrant and if it believes such disposition is advisable. In connection with portfolio transactions for the Trust, the Manager seeks to obtain the best available net price and most favorable execution for its orders.

The Manager has no agreement or commitment to place transactions with any broker-dealer and no regular formula is used to allocate orders to any broker-dealer. However, the Manager may place security orders with brokers or dealers who furnish research and brokerage services to the Manager as long as there is no sacrifice in obtaining the best overall terms available. Payment for such services would be generated through underwriting concessions from purchases of new issue fixed income securities. Such research and brokerage services may include, for example: advice concerning the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or the purchasers or sellers of securities; analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and performance of accounts; and various functions incidental to effecting securities transactions, such as clearance and settlement. These research services may also include access to research on third party databases, such as historical data on companies, financial statements, earnings history and estimates, and corporate releases; real-time quotes and financial news; research on specific fixed income securities; research on international market news and securities; and rating services on companies and industries. Thus, the Manager may be able to supplement its own information and to consider the views and information of other research organizations in arriving at its investment decisions. If such information is received and it is in fact useful to the Manager, it may tend to reduce the Manager's costs.

The Manager continuously reviews the performance of the broker-dealers with whom it places orders for transactions. In evaluating the performance of the brokers and dealers, the Manager considers whether the broker-dealer has generally provided the Manager with the best overall terms available, which includes obtaining the best available price and most favorable execution. The receipt of research from broker-dealers that execute transactions on behalf of the Trust may be useful to the Manager in rendering investment management services to other clients (including affiliates of the Manager), and conversely, such research provided by broker-dealers who have executed transaction orders on behalf of other clients may be useful to the Manager in carrying out its obligations to the Trust. While such research is available to and may be used by the Manager in providing investment advice to all its clients (including affiliates of the Manager), not all of such research may be used by the Manager for the benefit of the Trust. Such research and services will be in addition to and not in lieu of research and services provided by the Manager, and the expenses of the Manager will not necessarily be reduced by the receipt of such supplemental research. See THE TRUST'S MANAGER.

Securities of the same issuer may be purchased, held or sold at the same time by the Trust for any or all of its Funds, or other accounts or companies for which the Manager acts as the investment adviser (including affiliates of the Manager). On occasions when the Manager deems the purchase or sale of a security to be in the best interest of the Trust, as well as the Manager's other clients, the Manager, to the extent permitted by applicable laws and regulations, may aggregate such securities to be sold or purchased for the Trust with those to be sold or purchased for other customers in order to obtain best execution and lower brokerage commissions, if any. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Manager in the manner it considers to be most equitable and consistent with its fiduciary obligations to all such customers, including the Trust. In some instances, this procedure may affect the price and size of the position obtainable for the Trust.

The tax-exempt securities market is typically a "dealer" market in which investment dealers buy and sell bonds for their own accounts, rather than for customers, and although the price may reflect a dealer's mark-up or mark-down, the Trust pays no brokerage commissions as such. In addition, some securities may be purchased directly from issuers.

The Manager directed a portion of the New York Bond Fund's transactions to certain broker-dealers that provided the Manager with research, analysis, advice, and similar services. For the fiscal year ended March 31, 2007, such transactions and related underwriting concessions amounted to the following:

    FUND                 TRANSACTION AMOUNT         UNDERWRITING CONCESSIONS
New York Bond                $ 2,478,551                  $ 12,425

PORTFOLIO TURNOVER RATES

The portfolio turnover rate is computed by dividing the dollar amount of securities purchased or sold (whichever is smaller) by the average value of securities owned during the year.

The rate of portfolio turnover will not be a limiting factor when the Manager deems changes in the New York Bond Fund's portfolio appropriate in view of its investment objective. For example, securities may be sold in anticipation of a rise in interest rates (market decline) or purchased in anticipation of a decline in interest rates (market rise) and later sold. In addition, a security may be sold and another security of comparable quality may be purchased at approximately the same time in order to take advantage of what the Fund believes to be a temporary disparity in the normal yield relationship between the two securities. These yield disparities may occur for reasons not directly related to the investment quality of particular issues or the general movement of interest rates, such as changes in the overall demand for or supply of various types of tax-exempt securities. The New York Bond Fund may purchase or sell securities solely to achieve short-term trading profits. These activities may increase the portfolio turnover rate for the Fund, which may result in the Fund incurring higher brokerage costs and realizing more taxable gains that would otherwise be the case in the absence of such activities.

For the last two fiscal years ended March 31, the New York Bond Fund's portfolio turnover rates were as follows:

     2006 . . . 8.25%                        2007 . . . 11.84%

Portfolio turnover rates have been calculated excluding short-term variable rate securities, which are those with put date intervals of less than one year.

                     FUND HISTORY AND DESCRIPTION OF SHARES

The Trust, formerly known as USAA State Tax-Free Trust, is an open-end management investment company established as a statutory trust under the laws of the state of Delaware pursuant to a Master Trust Agreement dated June 21, 1993, as amended. The Trust is authorized to issue shares of beneficial interest in separate portfolios. Thirty-nine such portfolios have been established, two of which are described in this SAI. Under the Master Trust Agreement, the Board of Trustees is authorized to create new portfolios in addition to those already existing without shareholder approval.

The Funds are series of the Trust and are diversified. The Trust began offering shares of the Funds in August 2006. The Funds formerly were series of USAA Tax Exempt Fund, Inc., a Maryland corporation, which began offering shares of the New York Bond and New York Money Market Funds in October 1990, and were reorganized into the Trust in August 2006.

Each Fund's assets and all income, earnings, profits, and proceeds thereof, subject only to the rights of creditors, are specifically allocated to such Fund. They constitute the underlying assets of each Fund, are required to be segregated on the books of account, and are to be charged with the expenses of such Fund. Any general expenses of the Trust not readily identifiable as belonging to a particular Fund are allocated on the basis of the Funds' relative net assets during the fiscal year or in such other manner as the Trustees determines to be fair and equitable. Each share of each Fund represents an equal proportionate interest in that Fund with every other share and is entitled to dividends and distributions out of the net income and capital gains belonging to that Fund when declared by the Board. Upon liquidation of that Fund, shareholders are entitled to share pro rata in the net assets belonging to such Fund available for distribution.

Under the Trust's Master Trust Agreement, no annual or regular meeting of shareholders is required. Thus, there will ordinarily be no shareholder meeting unless otherwise required by the 1940 Act. Under certain circumstances, however, shareholders may apply to the Trustees for shareholder information in order to obtain signatures to request a shareholder meeting. The Trust may fill vacancies on the Board or appoint new Trustees if the result is that at least two-thirds of the Trustees have still been elected by shareholders. Moreover, pursuant to the Master Trust Agreement, any Trustee may be removed by the vote of two-thirds of the outstanding Trust shares and holders of 10% or more of the outstanding shares of the Trust can require Trustees to call a meeting of shareholders for the purpose of voting on the removal of one or more Trustees. The Trust will assist in communicating to other shareholders about the meeting. On any matter submitted to the shareholders, the holder of each Fund share is entitled to one vote for each dollar of net asset value owned on the record date, and a fractional vote for each fractional dollar of net asset value owned on the record date. However, on matters affecting an individual Fund, a separate vote of the shareholders of that Fund is required. Shareholders of a Fund are not entitled to vote on any matter that does not affect that Fund but which requires a separate vote of another Fund. Shares do not have cumulative voting rights, which means that holders of more than 50% of the shares voting for the election of Trustees can elect 100% of the Trust's Board of Trustees, and the holders of less than 50% of the shares voting for the election of Trustees will not be able to elect any person as a Trustee.

Shareholders of a particular Fund might have the power to elect all of the Trustees of the Trust because that Fund has a majority of the total outstanding shares of the Trust. When issued, each Fund's shares are fully paid and nonassessable, have no pre-emptive or subscription rights, and are fully transferable. There are no conversion rights.

                    CERTAIN FEDERAL INCOME TAX CONSIDERATIONS

TAXATION OF THE FUNDS

Each Fund, which is treated as a separate corporation for federal tax purposes, intends to continue to qualify for treatment as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the Code). Accordingly, a Fund will not be liable for federal income tax on its taxable net investment income and net capital gains (capital gains in excess of capital losses) that it distributes to its shareholders, provided that it distributes at least 90% of its net investment income and the excess of its net short-term capital gain over its net short-term capital loss for the taxable year.

To qualify for treatment as a regulated investment company, a Fund must, among other things, (1) derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of securities, and other income (including gains from options or futures contracts) derived with respect to its business of investing in securities (the 90% test) and (2) satisfy certain diversification requirements at the close of each quarter of its taxable year. Furthermore, for a Fund to pay tax-exempt income dividends, at least 50% of the value of its total assets at the close of each quarter of its taxable year must consist of obligations the interest on which is exempt from federal income tax. Each Fund intends to continue to satisfy this requirement.

The Code imposes a nondeductible 4% excise tax on a regulated investment company that fails to distribute during each calendar year an amount at least equal to the sum of (1) 98% of its taxable net investment income for that calendar year,
(2) 98% of its capital gain net income for the twelve-month period ending on October 31 in that year, and (3) any prior undistributed income and gains. Each Fund intends to continue to make distributions necessary to avoid imposition of this excise tax.

For federal income tax purposes, debt securities purchased by a Fund, including zero coupon bonds, may be treated as having original issue discount (generally, the excess of the stated redemption price at maturity of a debt obligation over its issue price). Original issue discount is treated for federal income tax purposes as income earned by a Fund, whether or not any payment is actually received, and therefore is subject to the distribution requirements mentioned above. However, original issue discount with respect to tax-exempt obligations generally will be excluded from a Fund's taxable income, although that discount will be included in its gross income for purposes of the 90% test and will be added to the adjusted tax basis of those obligations for purposes of determining gain or loss upon sale or at maturity. Generally, the amount of original issue discount is determined on the basis of a constant yield to maturity, which takes into account the compounding of accrued interest.

A Fund may purchase debt securities at a market discount. A market discount exists when a security is purchased at a price less than its original issue price adjusted for accrued original issue discount, if any. The Funds intend to defer recognition of accrued market discount until maturity or other disposition of the security. For a security purchased at a market discount, the gain realized on disposition will be treated as taxable ordinary income to the extent of accrued market discount on the security.

The Funds may also purchase debt securities at a premium, I.E., at a purchase price in excess of face amount. With respect to tax-exempt securities, the premium must be amortized to the maturity date, but no deduction is allowed for the premium amortization. The amortized bond premium on a security will reduce a Fund's adjusted tax basis in the security. For taxable securities, the premium may be amortized if a Fund so elects. The amortized premium on taxable securities is first offset against interest received on the securities and then allowed as a deduction, and generally must be amortized under an economic accrual method.

TAXATION OF THE SHAREHOLDERS

Taxable distributions are generally included in a shareholder's gross income for the taxable year in which they are received. However, dividends and other distributions declared in October, November, or December and made payable to shareholders of record in such a month are deemed to have been received on December 31 if they are paid during the following January.

If dividends a Fund distributes to its shareholders are derived from interest income exempt from federal income tax and are designated as "exempt-interest dividends" by the Fund, they will be excludable from a shareholder's gross income for federal income tax purposes. Shareholders who are recipients of Social Security benefits should be aware that exempt-interest dividends received from a Fund are includable in their "modified adjusted gross income" for purposes of determining the amount of such Social Security benefits, if any, that are required to be included in their gross income.

If a Fund invests in any instruments that generate taxable income (such as market discount bonds, as described above, or otherwise under the circumstances described in the Funds' prospectus and this SAI) or engages in securities lending, the portion of any dividend that Fund pays that is attributable to the income earned on those instruments or from such lending will be taxable to its shareholders as ordinary income to the extent of its earnings and profits (and will not qualify for the 15% maximum federal income tax rate for individual shareholders enacted by 2003), and only the remaining portion will qualify as an exempt-interest dividend. Moreover, if a Fund realizes capital gain as a result of market transactions, any distributions of the gain will be taxable to its shareholders. Those distributions will be subject to a 15% maximum federal income tax rate for individual shareholders to the extent they are attributable to net capital gain (I.E., the excess of net long-term capital gain over net short-term capital loss) a Fund recognizes on sales or exchanges of capital assets through December 31, 2010, as noted in the prospectus, but distributions of other capital gain will be taxed as ordinary income.

All distributions of investment income during the year will have the same percentage designated as tax-exempt. This method is called the "average annual method." Since the Funds invest primarily in tax-exempt securities, the percentage will be substantially the same as the amount actually earned during any particular distribution period.

A shareholder of the New York Bond Fund should be aware that a redemption of shares (including any exchange into another USAA Fund) is a taxable event, and, accordingly, a capital gain or loss may be recognized. If a shareholder receives an exempt-interest dividend with respect to any Fund share and has held that share for six months or less, any loss on the redemption or exchange of that share will be disallowed to the extent of that exempt-interest dividend. Similarly, if a shareholder of the Fund receives a distribution taxable as long-term capital gain and redeems or exchanges that Fund's shares before he or she has held them for more than six months, any loss on the redemption or exchange (not otherwise disallowed as attributable to an exempt-interest dividend) will be treated as long-term capital loss.

The Funds may invest in industrial development revenue bonds. Interest on certain of those bonds generally is a tax preference item for purposes of the federal alternative minimum tax (AMT), although the interest continues to be excludable from federal gross income. AMT is a supplemental tax designed to ensure that taxpayers pay at least a minimum amount of tax on their income, even if they make substantial use of certain tax deductions and exclusions (referred to as tax preference items). Interest from industrial development revenue bonds is a tax preference item that is added to income from other sources for the purposes of determining whether a taxpayer is subject to the AMT and the amount of any tax to be paid. For corporate investors, alternative minimum taxable income is increased by 75% of the amount by which adjusted current earnings
(ACE) exceed alternative minimum taxable income before the ACE adjustment. For corporate taxpayers, all tax-exempt interest is considered in calculating the AMT as part of the ACE. Prospective investors should consult their own tax advisers with respect to the possible application of the AMT to their tax situation.

Opinions relating to the validity of tax-exempt securities and the exemption of interest thereon from federal income tax are rendered by recognized bond counsel to the issuers. Neither the Manager's nor the Funds' counsel makes any review of the basis for such opinions.

                       TRUSTEES AND OFFICERS OF THE TRUST

The Board of Trustees of the Trust consists of five Trustees who supervise the business affairs of the Trust. The Board of Trustees is responsible for the general oversight of the Funds' business and for assuring that the Funds are managed in the best interests of each Fund's respective shareholders. The Board of Trustees periodically reviews the Funds' investment performance as well as the quality of other services provided to the Funds and their shareholders by each of the Funds' service providers, including IMCO and its affiliates.

Set forth below are the Non Interested Trustees, the Interested Trustee, officers, and each of their respective offices and principal occupations during the last five years, length of time served, and information relating to any other directorships held.

NON-INTERESTED TRUSTEES

                     POSITION(S)    TERM OF OFFICE**    PRINCIPAL OCCUPATION(S) AND          NUMBER OF USAA
NAME, ADDRESS*       HELD WITH      AND FUNDS           OUTSIDE DIRECTORSHIPS DURING         FUNDS OVERSEEN BY
AND AGE              FUNDS          TRUSTEE/OFFICER     THE PAST FIVE YEARS                  TRUSTEE/OFFICER

Barbara B.           Trustee        January 1994        President, Postal Addvantage         One registered
Dreeben (62)                                            (7/92-present), which is a postal    investment company
                                                        mail list management service.        consisting of 39 funds

Robert L. Mason,     Trustee        January 1997        Institute Analyst, Southwest         One registered
Ph.D. (61)                                              Research Institute (3/02-present);   investment company
                                                        Staff Analyst, Southwest Research    consisting of 39 funds
                                                        Institute (9/98-3/02), which
                                                        focuses in the fields of
                                                        technological research.

Michael F.           Trustee        January 2000        President of Reimherr Business       One registered
Reimherr (61)                                           Consulting (5/95-present), which     investment company
                                                        performs business valuations of      consisting of 39 funds
                                                        large companies to include the
                                                        development of annual business
                                                        plans, budgets, and internal
                                                        financial reporting.

Richard A.           Trustee and    January 1992        Vice President, Beldon Roofing       One registered
Zucker (64)          Chairman       and Chair since     Company (7/85-present).              investment company
                                    February 2005                                            consisting of 39 funds

* The address for each Non-Interested Trustee is USAA Investment Management Company, P.O. Box 659430, San Antonio, Texas 78265-9430.

** The term of office for each Trustee is twenty (20) years or until the Trustee reaches age 70. All members of the Board of Trustees shall be presented to shareholders for election or reelection, as the case may be, at least once every five (5) years. Vacancies on the Board of Trustees can be filled by the action of a majority of the Trustees, provided that at least two-thirds of the Trustees have been elected by the shareholders

TRUSTEES AND OFFICERS OF THE TRUST WHO ARE EMPLOYEES OF THE MANAGER OR AFFLIATED COMPANIES AND ARE CONSIDERED "INTERESTED PERSONS" UNDER THE 1940 ACT.

                     POSITION(S)    TERM OF OFFICE      PRINCIPAL OCCUPATION(S) AND          NUMBER OF USAA
NAME, ADDRESS*       HELD WITH      AND FUNDS           OUTSIDE DIRECTORSHIPS DURING         FUNDS OVERSEEN BY
AND AGE              FUNDS          TRUSTEE/OFFICER     THE PAST FIVE YEARS                  TRUSTEE/OFFICER

Christopher W.       Trustee,       February 2001       President, Financial Services        One registered
Claus (46)           President,                         Group, USAA (1/07-present);          investment company
                     and Vice                           Chair of the Board of Directors      consisting of 39 funds
                     Chairman                           and Chief Investment Officer,
                                                        USAA Investment Management
                                                        Company (IMCO) (1/07-present);
                                                        President and Chief Executive
                                                        Officer, Director, and Chairman
                                                        of the Board of Directors, IMCO
                                                        (12/04- 1/07); President and Chief
                                                        Executive Officer, Director, and
                                                        Vice Chairman of the Board of Directors,
                                                        IMCO (2/01-12/04). Mr. Claus also
                                                        serves as Chairman of the Board of
                                                        Directors of USAA  Shareholder Account
                                                        Services (SAS); USAA Financial Planning
                                                        Services Insurance Agency, Inc. (FPS)
                                                        and USAA Financial Advisors, Inc. (FAI);
                                                        and a director of USAA Life Insurance
                                                        Company (USAA Life) and USAA Federal
                                                        Savings Bank.

Kristi A.            Senior Vice    February 2007       President and Director, IMCO         One registered
Matus (39)           President                          (2/07-present); President and        investment company
                                                        Vice Chair of the Board of           consisting of 39 funds
                                                        Directors, USAA Life (3/04-present);
                                                        Vice President, Products & Regulatory
                                                        Management, USAA Life (1/04-3/04);
                                                        Vice President,Life Insurance Solutions,
                                                        USAA Life (9/02-1/04); Executive Vice
                                                        President and Chief Operating Officer,
                                                        Thrivent Financial Bank (6/01-9/02). Ms.
                                                        Matus also serves as President and
                                                        Director of SAS.

Clifford A.          Vice           May 2002            Senior Vice President, Fixed Income  One registered
Gladson (56)         President                          Investments, IMCO (9/02-present);    investment company
                                                        Vice President, Fixed Income         consisting of 39 funds
                                                        Investments, IMCO (5/02-9/02).

Ronald B. Sweet      Vice           June 2006           Vice President, Equity Investments,  One registered
(44)                 President                          IMCO (6/06-present); Assistant       investment company
                                                        Vice President, Investment Strategy  consisting of 39 funds
                                                        & Analysis, USAA (12/01-6/06).

                     POSITION(S)    TERM OF OFFICE      PRINCIPAL OCCUPATION(S) AND          NUMBER OF USAA
NAME, ADDRESS*       HELD WITH      AND FUNDS           OUTSIDE DIRECTORSHIPS DURING         FUNDS OVERSEEN BY
AND AGE              FUNDS          TRUSTEE/OFFICER     THE PAST FIVE YEARS                  TRUSTEE/OFFICER

Mark S. Howard       Secretary      September 2002      Senior Vice President, USAA Life/    One registered
(43)                                                    IMCO/FPS General Counsel,            investment company
                                                        USAA (10/03-present); Senior Vice    consisting of 39 funds
                                                        President, Securities Counsel,
                                                        USAA (12/02-10/03); Senior Vice
                                                        President, Securities Counsel and
                                                        Compliance, IMCO  1/02-12/02).
                                                        Mr. Howard also holds the officer
                                                        positions of Senior Vice President,
                                                        Secretary and Counsel for USAA Life,
                                                        IMCO, SAS, FPS, and FAI.

Debra K.             Treasurer      July 2005           Assistant Vice President, IMCO/FPS   One registered
Dunn (37)                                               Finance, USAA (9/04-present);        investment company
                                                        Executive Director IMCO/FPS          consisting of 39 funds
                                                        Finance, USAA (12/03-9/04);
                                                        Executive Director FPS Finance,
                                                        USAA (2/03-12/03); Director FPS
                                                        Finance, USAA (12/02-2/03);
                                                        Director Strategic Financial
                                                        Analysis, IMCO (1/01-12/02). Ms.
                                                        Dunn also holds the officer positions
                                                        of Assistant Vice President and
                                                        Treasurer for IMCO and SAS.

James L. Love        Assistant      February 2007       Executive Director Executive         One registered
(38)                 Secretary                          Attorney (EP), Securities Counsel,   investment company
                                                        USAA (1/03-present); Senior          consisting of 39 funds
                                                        Counsel, Securities Counsel, USAA
                                                        (12/02-1/03); Senior Counsel,
                                                        Securities Counsel and Compliance,
                                                        IMCO (5/02-12/02).

Roberto Galindo,     Assistant      July 2000           Assistant Vice President, Portfolio  One registered
 Jr. (46)            Treasurer                          Accounting/Financial Administration, investment company
                                                        USAA (12/02-present); Assistant Vice consisting of 39 funds
                                                        President, Mutual Fund Analysis &
                                                        Support, IMCO (10/01-12/02).

Jeffrey D. Hill      Chief          September           Assistant Vice President, Mutual     One registered
(39)                 Compliance     2004                Funds Compliance, USAA               investment company
                     Officer                            (9/04-present); Assistant Vice       consisting of 39 funds
                                                        President, Investment Management
                                                        Administration & Compliance, USAA
                                                        (12/02-9/04); Assistant Vice
                                                        President, Investment Management
                                                        Administration & Compliance, IMCO
                                                        (9/01-12/02).

* The address of the Interested Trustee and each of.cer is P.O. Box 659430, San Antonio, Texas 78265-9430.

COMMITTEES OF THE BOARD OF TRUSTEES

The Board of Trustees typically conducts regular meetings five or six times a year to review the operations of the Funds in the USAA family of funds. During the Funds' most recent full fiscal year ended March 31, 2007, the Board of Trustees held meetings five times. A portion of these meetings is devoted to various committee meetings of the Board of Trustees, which focus on particular matters. In addition, the Board of Trustees may hold special meetings by telephone or in person to discuss specific matters that may require action prior to the next regular meeting. The Board of Trustees has four committees: and Executive Committee, an Audit Committee, a Pricing and Investment Committee, and a Corporate Governance Committee. The duties of these four Committees and their present membership are as follows:

EXECUTIVE COMMITTEE: Between the meetings of the Board of Trustees and while the Board is not in session, the Executive Committee of the Board of Trustees has all the powers and may exercise all the duties of the Board of Trustees in the management of the business of the Trust that may be delegated to it by the Board. Trustees Claus and Zucker are members of the Executive Committee. During the Funds' most recent full fiscal year ended March 31, 2007, the Executive Committee held no meetings.

AUDIT COMMITTEE: The Audit Committee of the Board of Trustees reviews the financial information and the auditor's reports and undertakes certain studies and analyses as directed by the Board. Trustees Dreeben, Mason, Reimherr, and Zucker are members of the Audit Committee. During the Funds' most recent full fiscal year ended March 31, 2007, the Audit Committee held meetings four times.

PRICING AND INVESTMENT COMMITTEE: The Pricing and Investment Committee of the Board of Trustees acts upon various investment-related issues and other matters that have been delegated to it by the Board. Trustees Claus, Dreeben, Mason, Reimherr, and Zucker are members of the Pricing and Investment Committee. During the Funds' most recent full fiscal year ended March 31, 2007, the Pricing and Investment Committee held meetings four times.

CORPORATE GOVERNANCE COMMITTEE: The Corporate Governance Committee of the Board of Trustees maintains oversight of the organization, performance, and effectiveness of the Board and Independent Trustees. Trustees Dreeben, Mason, Reimherr, and Zucker are members of the Corporate Governance Committee. During the Funds' most recent full fiscal year ended March 31, 2007, the Corporate Governance Committee held meetings five times.

In addition to the previously listed Trustees and/or officers of the Trust who also serve as Directors and/or officers of the Manager, the following individuals are executive officers of the Manager: Terri L. Luensmann, Senior Vice President, Investment Operations; and Casey L. Wentzell, Senior Vice President, Investment Sales and Service. There are no family relationships among the Trustees, officers, and managerial level employees of the Trust.

The following table sets forth the dollar range of total equity securities beneficially owned by the Trustees of the Funds listed in this SAI and in all the USAA Funds overseen by the Trustees as of the calendar year ended December 31, 2006.
                                                                     USAA FUND
                         NEW YORK       NEW YORK MONEY                COMPLEX
                         BOND FUND        MARKET FUND                  TOTAL

INTERESTED TRUSTEE

Christopher W. Claus      None               None                Over $100,000

NON INTERESTED TRUSTEES

Barbara B. Dreeben        None               None                Over $100,000
Robert L. Mason           None               None                Over $100,000
Michael F. Reimherr       None               None                Over $100,000
Richard A. Zucker         None               None                Over $100,000

The following table sets forth information describing the compensation of the current Trustees of the Trust for their services as Trustees for the fiscal year ended March 31, 2007.

   NAME                      AGGREGATE                   TOTAL COMPENSATION
    OF                   COMPENSATION FROM                  FROM THE USAA
  TRUSTEE             FUNDS LISTED IN THIS SAI            FAMILY OF FUNDS (B)

IINTERESTED TRUSTEE

Christopher W. Claus         None (a)                          None (a)

NON INTERESTED TRUSTEES

Barbara  B.  Dreeben         $ 3,518                           $ 68,900
Robert L.  Mason             $ 3,749                           $ 73,400
Michael  F.  Reimherr        $ 3,442                           $ 67,400
Richard A. Zucker            $ 4,057                           $ 79,400

(A) CHRISTOPHER W. CLAUS IS AFFILIATED WITH THE TRUST'S INVESTMENT ADVISER, IMCO, AND, ACCORDINGLY, RECEIVES NO REMUNERATION FROM THE TRUST OR ANY OTHER FUND IN THE USAA FUND COMPLEX.

(B) AT MARCH 31, 2007, THE USAA FUND COMPLEX CONSISTED OF ONE REGISTERED INVESTMENT COMPANY OFFERING 39 INDIVIDUAL FUNDS.

No compensation is paid by any fund to any Trustee who is a director, officer, or employee of IMCO or its affiliates. No pension or retirement benefits are accrued as part of fund expenses. The Trust reimburses certain expenses of the Trustees who are not affiliated with the investment adviser. As of June 30, 2007, the officers and Trustees of the Trust and their families as a group owned beneficially or of record less than 1% of the outstanding shares of the Trust.

The following table identifies all persons who, as of June 30, 2007, held of record or owned beneficially 5% or more of either Fund's shares.

                          NAME AND ADDRESS
   TITLE OF CLASS        OF BENEFICIAL OWNER                PERCENT OF CLASS

 New York Bond Fund       The Bank of New York                   6.1%
                         Cust Post & CO-295521
                            New York, NY


                               THE TRUST'S MANAGER

As described in the Prospectus, IMCO is the manager and investment adviser, providing services under the Advisory Agreement. IMCO, organized in May 1970, is a wholly owned indirect subsidiary of United Services Automobile Association
(USAA), a large, diversified financial services institution, and has served as investment adviser and underwriter for the Trust from its inception.

In addition to managing the Trust's assets, IMCO advises and manages the investments for USAA and its affiliated companies. As of the date of this SAI, total assets under management by IMCO were approximately $64 billion, of which approximately $39 billion were in mutual fund portfolios.

ADVISORY AGREEMENT

Under the Advisory Agreement, IMCO provides an investment program, carries out the investment policy, and manages the portfolio assets for each Fund. For these services under the Advisory Agreement, the Trust has agreed to pay IMCO a fee computed as described under Fund Management in the prospectus. Management fees are computed and accrued daily and payable monthly. IMCO is authorized, subject to the control of the Board of Trustees of the Trust, to determine the selection, amount, and time to buy or sell securities for each Fund. IMCO compensates all personnel, officers, and Trustees of the Trust if such persons are also employees of IMCO or its affiliates.

Except for the services and facilities provided by IMCO, the Funds pay all other expenses incurred in their operations. Expenses for which the Funds are responsible include taxes (if any); brokerage commissions on portfolio transactions (if any); expenses of issuance and redemption of shares; charges of transfer agents, custodians, and dividend disbursing agents; cost of preparing and distributing proxy material; costs of printing and engraving stock certificates;

auditing and legal expenses; certain expenses of registering and qualifying shares for sale; fees of Trustees who are not interested persons (not affiliated) of IMCO; costs of printing and mailing the prospectus, SAI, and periodic reports to existing shareholders; and any other charges or fees not specifically enumerated. IMCO pays the cost of printing and mailing copies of the prospectus, the SAI, and reports to prospective shareholders.

The Advisory Agreement will remain in effect until June 30, 2006, for each Fund and will continue in effect from year to year thereafter for each Fund as long as it is approved at least annually by a vote of the outstanding voting securities of such Fund (as defined by the 1940 Act) or by the Board of Trustees (on behalf of such Fund) including a majority of the Trustees who are not interested persons of IMCO or (otherwise than as Trustees) of the Trust, at a meeting called for the purpose of voting on such approval. The Advisory Agreement may be terminated at any time by either the Trust or IMCO on 60 days' written notice. It will automatically terminate in the event of its assignment (as defined in the 1940 Act).

From time to time, IMCO may voluntarily, without prior notice to shareholders, waive all or any portion of fees or agree to reimburse expenses incurred by a Fund. IMCO can modify or eliminate the voluntarily waiver at any time without prior notice to shareholders. IMCO has voluntarily agreed to limit the New York Money Market Fund's annual expenses to 0.60% of its ANA, and will reimburse the Fund for all expenses in excess of the limitations, excluding credits from fee offset arrangements.

For the last three fiscal years ended March 31, management fees were as follows:

                                          2005        2006      2007

         New York Bond Fund             $536,469    $571,279  $600,285
         New York Money Market Fund     $292,039    $299,166  $324,605

Because the New York Money Market Fund's expenses exceeded IMCO's voluntary expense limitation, IMCO did not receive management fees to which it would have been entitled as follows:

                                               2005      2006      2007
         New York Money Market Fund          $ 29,146  $ 32,562   $78,156

The New York Bond Fund's management fee is based upon two components, a base fee and performance adjustment. The base fee, which is accrued daily and paid monthly, is computed as a percentage of the aggregate average net assets of both Funds combined. This base fee is allocated between the Funds based on the relative net assets of each. The base fee is computed and paid at one-half of one percent (0.50%) of the first $50 million of average net assets, two-fifths of one percent (0.40%) for that portion of average net assets over $50 million but not over $100 million, and three-tenths of one percent (0.30%) for that portion of average net assets over $100 million. The performance adjustment for the New York Bond Fund increases or decreases the base fee depending upon the performance of the Fund relative to its relevant index. With respect to the New York Money Market Fund, the management fee will continue to consist solely of the base fee discussed in this paragraph.

COMPUTING THE PERFORMANCE ADJUSTMENT

For any month, the base fee of the New York Bond Fund will equal the Fund's average net assets for that month multiplied by the annual base fee rate for the Fund, multiplied by a fraction, the numerator of which is the number of days in the month and the denominator of which is 365 (366 in leap years). The base fee is then adjusted based upon the Fund's average annual performance during the performance period compared to the average annual performance of the Fund's relevant index over the same time period. The performance period for the New York Bond Fund consists of the current month plus the previous 35 months.

The annual performance adjustment rate is multiplied by the average net assets of the New York Bond Fund over the entire performance period, which is then multiplied by a fraction, the numerator of which is the number of days in the month and the denominator of which is 365 (366 in leap years). The resulting amount is then added to (in the case of overperformance) or subtracted from (in the case of underperformance) the base fee as referenced in the chart below:

   OVER/UNDER PERFORMANCE                    ANNUAL ADJUSTMENT RATE
     RELATIVE TO INDEX                  (IN BASIS POINTS AS A PERCENTAGE
    (IN BASIS POINTS) 1                  OF A FUND'S AVERAGE NET ASSETS)

       +/- 20 to 50                                  +/- 4
      +/- 51 to 100                                  +/- 5
   +/- 101 and greater                               +/- 6

     1 BASED ON THE DIFFERENCE BETWEEN AVERAGE ANNUAL PERFORMANCE OF THE FUND AND ITS RELEVANT INDEX, ROUNDED TO THE NEAREST BASIS POINT (.01%).

For example, assume that a fixed income fund with average net assets of $900 million has a base fee of .30 of 1% (30 basis points) of the fund's average net assets. Also assume that the fund had average net assets during the performance period of $850 million. The following examples demonstrate the effect of the performance adjustment during a given 30-day month in various market environments, including situations in which the fund has outperformed, underperformed, and approximately matched its relevant index:

                                    EXAMPLES

                                  1           2          3            4           5          6
Fund Performance (a)            6.80%       5.30%      4.30%       (7.55%)    (-5.20%)     (3.65%)
Index Performance (a)           4.75%       5.15%      4.70%       (8.50%)    (-3.75%)     (3.50%)
                             ---------   ---------   ---------   ---------   ---------   -----------
Over/Under Performance (b)     + 205         +15       - 40         + 95       - 145        - 15
Annual Adjustment Rate (b)       + 6           0         -4          + 5         - 6           0
Monthly Adjustment Rate (c)     .0049%         n/a    (.0033%)      .0041%    (.0049%)         n/a
Base Fee for Month           $ 221,918   $ 221,918   $ 221,918   $ 221,918   $ 221,918   $ 221,918
Performance Adjustment          41,650           0    (28,050)      34,850    (41,650)           0
                             -----------------------------------------------------------------------
Monthly Fee                  $ 263,568   $ 221,918   $ 193,868   $ 256,768   $ 180,268   $ 221,918
                             =======================================================================

(A) AVERAGE ANNUAL PERFORMANCE OVER A 36-MONTH PERIOD

(B) IN BASIS POINTS

(C) ANNUAL ADJUSTMENT RATE DIVIDED BY 365, MULTIPLIED BY 30, AND STATED AS A PERCENTAGE

The New York Bond Fund measures its investment performance by comparing the beginning and ending redeemable value of an investment in the Fund during the measurement period, assuming the reinvestment of dividends and capital gains distributions during the period. Lipper uses this same methodology when it measures the investment performance of the component mutual funds within each of the New York Municipal Debt Fund Index. Because the adjustment to the base fee is based upon the Fund's performance compared to the investment record of its respective Index, the controlling factor as to whether a performance adjustment will be made is not whether the Fund's performance is up or down per se, but whether it is up or down more or less than the record of its respective Index. Moreover, the comparative investment performance of each Fund is based solely on the relevant performance period without regard to the cumulative performance over a longer or shorter period of time.

ADMINISTRATION AND SERVICING AGREEMENT

Under an Administration and Servicing Agreement effective August 1, 2001, IMCO is obligated on a continuous basis to provide such administrative services as the Board of Trustees of the Trust reasonably deems necessary for the proper administration of the Funds. IMCO will generally assist in all aspects of the Funds' operations; supply and maintain office facilities, statistical and research data, data processing services, clerical, accounting, bookkeeping and recordkeeping services (including without limitation the maintenance of such books and records as are required under the 1940 Act and the rules thereunder, except as maintained by other agents), internal auditing, executive and administrative services, and stationery and office supplies; prepare and file tax returns; supply financial information and supporting data for reports to and filings with the SEC and various state Blue Sky authorities; supply supporting documentation for meetings of the Board of Trustees; provide and maintain an appropriate fidelity bond; process and coordinate purchases and redemptions and coordinate and implement wire transfers in connection therewith; execute orders under any offer of exchange involving concurrent purchases and redemptions of shares of one or more funds in the USAA family of funds; respond to shareholder inquiries; assist in processing shareholder proxy statements, reports, prospectuses, and other shareholder communications; furnish statements and confirms of all account activity; respond to shareholder complaints and other correspondence; and negotiate arrangements with, and supervise and coordinate the activities of, agents and others to supply services. For these services under the Administration and Servicing Agreement, the Trust has agreed to pay IMCO a fee computed daily and paid monthly, at an annual rate equal to fifteen one-hundredths of one percent (0.15%) for the New York Bond Fund and one-tenth of one percent (0.10%) for the New York Money Market Fund of the average net assets of the respective Fund. We may also delegate one or more of our responsibilities to others at our expense.

For the last three fiscal years ended March 31, the Trust paid IMCO the following administration and servicing fees:

                                  2005          2006         2007
  New York Bond Fund           $ 192,201      $206,197     $225,041
  New York Money Market Fund   $  78,372      $ 81,161     $ 89,539

In addition to the services provided under the Funds' Administration and Servicing Agreement, the Manager also provides certain legal and tax services for the benefit of the Funds. The Trust's Board of Trustees has approved the reimbursement of these expenses incurred by the Manager. For the fiscal years ended March 31, the Funds reimbursed the Manager for these legal and tax services as follows:

                                      2006           2007
  New York Bond Fund                $ 9,395        $ 5,297
  New York Money Market Fund        $ 8,227        $ 4,010

CODE OF ETHICS

The Funds and the Manager have adopted a joint code of ethics pursuant to Rule 17j-1 under the 1940 Act, which permits personnel covered by the rule to invest in securities that may be purchased or held by a Fund but prohibits fraudulent, deceptive, or manipulative conduct in connection with that personal investing. The Board of Trustees reviews the administration of the joint code of ethics at least annually and receives certifications from the Manager regarding compliance with the code of ethics annually.

While the officers and employees of the Manager, as well as those of the Funds, may engage in personal securities transactions, there are certain restrictions in the procedures in the Codes of Ethics adopted by the Manager and the Funds. The Codes of Ethics are designed to ensure that the shareholders' interests come before the individuals who manage their Funds. The Codes of Ethics require the portfolio manager and other employees with access information about the purchase or sale of securities by the Funds to abide by the Code of Ethics requirements before executing permitted personal trades. A copy of the Codes of Ethics has been filed with the SEC and is available for public view.

UNDERWRITER

The Trust has an agreement with IMCO for exclusive underwriting and distribution of the Funds' shares on a continuing best efforts basis. This agreement provides that IMCO will receive no fee or other compensation for such distribution services.

TRANSFER AGENT

The Transfer Agent performs transfer agent services for the Trust under a Transfer Agency Agreement. Services include maintenance of shareholder account records, handling of communications with shareholders, distribution of Fund dividends, and production of reports with respect to account activity for shareholders and the Trust. For its services under the Transfer Agency Agreement, each Fund pays the Transfer Agent an annual fixed fee of $25.50 per account. This fee is subject to change at any time.

The fee to the Transfer Agent includes processing of all transactions and correspondence. Fees are billed on a monthly basis at the rate of one-twelfth of the annual fee. Each Fund pays all out-of-pocket expenses of the Transfer Agent and other expenses which are incurred at the specific direction of the Trust. In addition, certain entities may receive payments directly or indirectly from the Transfer Agent, IMCO, or their affiliates for providing shareholders services to their clients who hold Fund shares.

                          PORTFOLIO MANAGER DISCLOSURE

OTHER ACCOUNTS MANAGED

The following tables set forth other accounts for which the Funds' portfolio managers were primarily responsible for the day-to-day portfolio management as of the fiscal year ended March 31, 2007.

NEW YORK BOND FUND

==================================================================================================================================
PORTFOLIO MANAGER      REGISTERED INVESTMENT COMPANIES       OTHER POOLED INVESTMENT VEHICLES           OTHER ACCOUNTS
                     NUMBER OF ACCOUNTS     TOTAL ASSETS    NUMBER OF ACCOUNTS    TOTAL ASSETS   NUMBER OF ACCOUNTS  TOTAL ASSETS
==================================================================================================================================

Clifford A. Gladson          3*            $3,995,459,000     0                   $0              0                  $0

* All three accounts managed by Mr. Gladson have advisory fees based on the performance of the account.

CONFLICTS OF INTEREST

These  portfolio  managers  provide  portfolio   management   services  only  to
investment companies in the USAA retail fund family and do not manage any private accounts of unregistered mutual funds.

Portfolio managers make investment decisions for the funds they manage based on the fund's investment objective, permissible investments, cash flow and other relevant investment considerations that they consider applicable to that portfolio. Therefore, portfolio managers could purchase or sell securities for one portfolio and not another portfolio, or can take similar action for two portfolios at different times, even if the portfolios have the same investment objective and permissible investments.

Potential conflicts of interest may arise when allocating and/or aggregating trades for funds with a performance fee and those without a performance fee. IMCO often will aggregate multiple orders for the same security for different mutual funds into one single order. To address these potential conflicts of interest, IMCO has adopted detailed procedures regarding the allocation of client orders, and such transactions must be allocated to funds in a fair and equitable manner.

The performance of each Fund is also periodically reviewed by IMCO's Investment Strategy Committee (ISC), and portfolio managers have the opportunity to explain the reasons underlying a Fund's performance. The ISC and the Board of Trustees of USAA Mutual Funds Trust also routinely review and compare the performance of the Funds with the performance of the other funds with the same investment objectives and permissible investments.

As discussed above, IMCO has policies and procedures designed to seek to minimize potential conflicts of interest arising from portfolio managers advising multiple funds. The Mutual Funds compliance department monitors a variety of areas to ensure compliance with the USAA Funds Compliance Program written procedures, including monitoring each fund's compliance with its investment restrictions and guidelines, and monitoring and periodically reviewing or testing transactions made on behalf of multiple funds to seek to ensure compliance with the USAA Funds Compliance Program written policies and procedures.

COMPENSATION

IMCO's compensation structure includes a base salary and an incentive component. The portfolio managers are officers of IMCO and their base salary is determined by the salary range for their official position, which is influenced by market and competitive considerations. The base salary is fixed but can change each year as a result of the portfolio manager's annual evaluation or if the portfolio manager is promoted. Each portfolio manager also is eligible to receive an incentive payment based on the performance of the Fund(s) managed by the portfolio manager compared to each Fund's comparative ranking against all funds within the appropriate Lipper category, or for money market funds within the appropriate iMoney Net, Inc. category. Each fixed income fund, except for the money market funds, has a performance fee component to the advisory fee earned by IMCO. The performance fee adjustment for these Funds is based on the Fund's relative performance compared to the appropriate Lipper index, rather than the Fund's ranking against all funds in its Lipper category. Portfolio managers will receive incentive payments under this plan only if the Funds they manage are at or above the 50th percentile compared to their industry peers, and the incentive payment increases the higher the Fund's relative ranking in its peer universe. In determining the incentive payment of a portfolio manager who manages more than one Fund, IMCO considers the relative performance of each Fund in proportion to the total assets managed by the portfolio manager.

In addition to salary and incentive payments, portfolio managers also participate in other USAA benefits to the same extent as other employees. Also, USAA has established certain supplemental retirement programs and bonus program available to all officers of USAA-affiliated companies.

PORTFOLIO OWNERSHIP

Because the New York Funds can only be offered for sale to New York residents, as of the fiscal year ended March 31, 2007, the Funds' portfolio managers did not beneficially own any securities of these Funds.

                          PORTFOLIO HOLDINGS DISCLOSURE

The Trust's Board of Trustees has adopted a policy on selective disclosure of portfolio holdings. The Trust's policy is to protect the confidentiality of each Fund's portfolio holdings and prevent the selective disclosure of material non-public information about the identity of such holdings. To prevent the selective disclosure of portfolio holdings of the Funds, the general policy of the Funds is to not disclose any portfolio holdings of the Funds, other than the portfolio holdings filed with the SEC on Form N-CSR (I.E., annual and semiannual reports) and Form N-Q (I.E., quarterly portfolio holdings reports), and any portfolio holdings made available on usaa.com. This general policy shall not apply, however, in the following instances:

* Where the person to whom the disclosure is made owes a fiduciary or other duty of trust or confidence to the Funds (E.G., auditors, attorneys, and Access Persons under the Funds' Joint Code of Ethics);

* Where the person has a valid reason to have access to the portfolio holdings information and has agreed not to disclose or misuse the information (E.G., custodians, accounting agents, securities lending agents, subadvisers, rating agencies, mutual fund evaluation services, such as Lipper, and proxy voting agents);

*    As disclosed in this SAI; and

*    As required by law or a regulatory body.

If portfolio holdings are released pursuant to an ongoing arrangement with any party that owes a fiduciary or other duty of trust or confidence to a Fund or has a valid reason to have access to the portfolio holdings information and has agreed not to disclose or misuse the information, the Fund must have a legitimate business purpose for doing so, and neither the Fund, nor the Manager or its affiliates, may receive any compensation in connection with an arrangement to make available information about the Fund's portfolio holdings. If the applicable conditions set forth above are satisfied, the Fund may distribute portfolio holdings to mutual fund evaluation services such as Lipper Inc. and broker-dealers that may be used by the Fund, for the purpose of efficient trading and receipt of relevant research. In providing this information to broker-dealers, reasonable precautions are taken to avoid any potential misuse of the disclosed information.

The Fund also may disclose any and all portfolio information to its service providers and others who generally need access to such information in the performance of their contractual duties and responsibilities and are subject to duties of confidentiality, including a duty not to trade on non-public information, imposed by law and/or agreement. These service providers include each Fund's custodian, auditors, attorneys, investment adviser and subadviser(s), administrator, and each of their respective affiliates and advisers.

Any person or entity that does not have a previously approved ongoing arrangement to receive non-public portfolio holdings information and seeks a Fund's portfolio holdings information that (i) has not been filed with the SEC, or (ii) is not available on USAA.COM, must submit its request in writing to the Fund's Chief Compliance Officer (CCO), or USAA Securities Counsel, who will make a determination whether disclosure of such portfolio holdings may be made and whether the relevant Fund needs to make any related disclosure in its SAI. A report will be made to each Fund's Board of Trustees at each quarterly meeting about (i) any determinations made by the CCO, or Securities Counsel, pursuant to the procedures set forth in this paragraph, and (ii) any violations of the portfolio holdings policy.

Each Fund intends to post its annual and semiannual reports, and quarterly schedules of portfolio holdings on USAA. COM after these reports are filed with the Securities and Exchange Commission. In addition, the New York Bond Fund intends to post its top ten holdings on USAA.COM 15 days following the end of each month.

In order to address potential conflicts of interest between the interests of a Fund's shareholders, on the one hand, and the interests of the Fund's investment adviser, principal underwriter, or certain affiliated persons, on the other, the Funds have adopted the policies described above (i) prohibiting the receipt of compensation in connection with an arrangement to make available information about a Fund's portfolio holdings and (ii) requiring certain requests for non-public portfolio holdings information to be approved by the CCO or USAA Securities Counsel, and then reported to the Fund's Board, including the Non Interested Trustees.

                               GENERAL INFORMATION

CUSTODIAN AND ACCOUNTING AGENT

State Street Bank and Trust Company, P.O. Box 1713, Boston, Massachusetts 02105, is the Trust's custodian and accounting agent. The Custodian is responsible for, among other things, safeguarding and controlling each Fund's cash and securities, handling the receipt and delivery of securities, processing the pricing of each Fund's securities, and collecting interest on the Funds' investments. The accounting agent is responsible for, among other things, calculating each Fund's daily net asset value and other recordkeeping functions.

COUNSEL

Kirkpatrick & Lockhart Preston Gates Ellis LLP, 1600 K Street NW, Washington, DC 20006-1600, reviews certain legal matters for the Trust in connection with the shares offered by the prospectus.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Ernst & Young LLP, 1800 Frost Bank Tower, 100 West Houston Street, San Antonio, Texas 78205, is the current independent registered public accounting firm for the Funds. In this capacity, the firm is responsible for the audits of the annual financial statements of the Funds and reporting thereon.

              APPENDIX A - TAX-EXEMPT SECURITIES AND THEIR RATINGS

TAX-EXEMPT SECURITIES

Tax-exempt securities generally include debt obligations issued by states and their political subdivisions, and duly constituted authorities and corporations, to obtain funds to construct, repair or improve various public facilities such as airports, bridges, highways, hospitals, housing, schools, streets, and water and sewer works. Tax-exempt securities may also be issued to refinance outstanding obligations as well as to obtain funds for general operating expenses and for loans to other public institutions and facilities.

The two principal classifications of tax-exempt securities are "general obligations" and "revenue" or "special tax" bonds. General obligation bonds are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue or special tax bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other tax, but not from general tax revenues. The Funds may also invest in tax-exempt industrial development revenue bonds, which in most cases are revenue bonds and generally do not have the pledge of the credit of the issuer. The payment of the principal and interest on such industrial development revenue bonds is dependent solely on the ability of the user of the facilities financed by the bonds to meet its financial obligations and the pledge, if any, of real and personal property so financed as security for such payment. There are, of course, many variations in the terms of, and the security underlying, tax-exempt securities. Short-term obligations issued by states, cities, municipalities or municipal agencies include tax anticipation notes, revenue anticipation notes, bond anticipation notes, construction loan notes, and short-term Notes.

The yields of tax-exempt securities depend on, among other things, general money market conditions, conditions of the tax-exempt bond market, the size of a particular offering, the maturity of the obligation, and the rating of the issue. The ratings of Moody's Investors Service (Moody's), Standard & Poor's Ratings Group (S&P), Fitch Ratings (Fitch), Dominion Bond Rating Service Limited (Dominion), and A.M. Best Co., Inc. (A. M. Best), represent their opinions of the quality of the securities rated by them. It should be emphasized that such ratings are general and are not absolute standards of quality. Consequently, securities with the same maturity, coupon, and rating may have different yields, while securities of the same maturity and coupon but with different ratings may have the same yield. It will be the responsibility of the Manager to appraise independently the fundamental quality of the tax-exempt securities included in a Fund's portfolio.

1. LONG-TERM DEBT RATINGS:

MOODY'S INVESTORS SERVICE

Aaa Obligations rated Aaa are judged to be of the best quality, with minimal credit risk.

Aa Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A Obligations rated A are considered upper-medium grade and are subject to low credit risk.

Baa Obligations rated Baa are subject to moderate credit risk. They are considered medium-grade and as such may possess certain speculative characteristics.

Ba Obligations rated Ba are judged to have speculative elements and are subject to substantial credit risk.

B Obligations rated B are considered speculative and are subject to high risk.

Caa Obligations rated Caa are judged to be of poor standing and are subject to very high credit risk.

Ca Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C Obligations rated C are the lowest rated class of bonds and are typically in default, with little prospect for recovery of principal or interest.

NOTE: MOODY'S APPLIES NUMERICAL MODIFIERS 1, 2, AND 3 IN EACH GENERIC RATING CLASSIFICATION FROM AAA THROUGH C. THE MODIFIER 1 INDICATES THAT THE OBLIGATION RANKS IN THE HIGHER END OF ITS GENERIC RATING CATEGORY, THE MODIFIER 2 INDICATES A MID-RANGE RANKING, AND THE MODIFIER 3 INDICATES A RANKING IN THE LOWER END OF THAT GENERIC RATING CATEGORY.

STANDARD & POOR'S RATINGS GROUP (S&P)

 AAA An obligation rated AAA has the highest rating assigned by S&P. The obligor's capacity to meet its financial commitment on the obligation is EXTREMELY STRONG.

 AA An obligation rated AA differs from the highest rated issues only in small degree. The obligor's capacity to meet its financial commitment on the obligation is VERY STRONG.

 A An obligation rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still STRONG.

 BBB An obligation rated BBB exhibits ADEQUATE capacity to pay interest and repay principal. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB An obligation rated BB is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B An obligation rated B is more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

CCC An obligation rated CCC is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC       An obligation rated C is currently highly vulnerable to nonpayment.

C An obligation rated C may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.

D An obligation rated D is in payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard &
         Poor's believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

PLUS (+) OR MINUS (-): THE RATINGS FROM AA TO BBB MAY BE MODIFIED BY THE ADDITION OF A PLUS OR MINUS SIGN TO SHOW RELATIVE STANDING WITHIN THE MAJOR RATING CATEGORIES.

FITCH RATINGS

AAA Highest credit quality. "AAA" ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA Very high credit quality. "AA" ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A High credit quality. "A" ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB Good credit quality. "BBB" ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

BB SPECULATIVE. "BB" ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

B HIGHLY SPECULATIVE. "B" ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

CCC      HIGH  DEFAULT  RISK.   "CCC"  ratings   indicate   default  is  a  real
         possibility. Capacity for meeting financial commitment is solely reliant upon sustained, favorable business or economic developments.

CC HIGH DEFAULT RISK. A "CC" rating indicates that default of some kind appears probable.

C        HIGH DEFAULT RISK. "C" ratings signal imminent default.

DDD DEFAULT. The ratings of obligations in this category are based on their prospects for achieving partial or full recovery in a reorganization or liquidation of the obligor. While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines. "DDD" obligations have the highest potential for recovery, around 90% - 100% of outstanding amounts and accrued interest.

PLUS (+) OR MINUS (-): THE RATINGS FROM AA TO BBB MAY BE MODIFIED BY THE ADDITION OF A PLUS OR MINUS SIGN TO SHOW RELATIVE STANDING WITHIN THE MAJOR RATING CATEGORIES.

DOMINION BOND RATING SERVICE LIMITED

As is the case with all Dominion rating scales, long-term debt ratings are meant to give an indication of the risk that the borrower will not fulfill its full obligations in a timely manner with respect to both interest and principal commitments. Dominion ratings do not take factors such as pricing or market risk into consideration and are expected to be used by purchasers as one part of their investment process. Every Dominion rating is based on quantitative and qualitative considerations that are relevant for the borrowing entity.

 AAA Bonds rated "AAA" are of the highest credit quality, with exceptionally strong protection for the timely repayment of principal and interest. Earnings are considered stable, the structure of the industry in which the entity operates is strong, and the outlook for future profitability is favorable. There are few qualifying factors present that would detract from the performance of the entity, the strength of liquidity and coverage ratios is unquestioned, and the entity has established a creditable track record of superior performance. Given the extremely tough definition that Dominion has established for this category, few entities are able to achieve a AAA rating.

 AA Bonds rated "AA" are of superior credit quality, and protection of interest and principal is considered high. In many cases, they differ from bonds rated AAA only to a small degree. Given the extremely tough definition that Dominion has for the AAA category (which few companies are able to achieve), entities rated AA are also considered to be strong credits, which typically exemplify above-average strength in key areas of consideration and are unlikely to be significantly affected by reasonably foreseeable events.

 A Bonds rated "A" are of satisfactory credit quality. Protection of interest and principal is still substantial, but the degree of strength is less than with AA rated entities. While a respectable rating, entities in the "A" category are considered to be more susceptible to adverse economic conditions and have greater cyclical tendencies than higher rated companies.

 BBB Bonds rated "BBB" are of adequate credit quality. Protection of interest and principal is considered adequate, but the entity is more susceptible to adverse changes in financial and economic conditions, or there may be other adversities present that reduce the strength of the entity and its rated securities.

 BB Bonds rated "BB" are defined to be speculative, where the degree of protection afforded interest and principal is uncertain, particularly during periods of economic recession. Entities in the BB area typically have limited access to capital markets and additional liquidity support and, in many cases, small size or lack of competitive strength may be additional negative considerations.

 B Bonds rated "B" are highly speculative and there is a reasonably high level of uncertainty which exists as to the ability of the entity to pay interest and principal on a continuing basis in the future, especially in periods of economic recession or industry adversity.

CCC/
CC/C Bonds rated in any of these categories are very highly speculative and are in danger of default of interest and principal. The degree of adverse elements present is more severe than bonds rated "B." Bonds rated below "B" often have characteristics, which, if not remedied, may lead to default. In practice, there is little difference between the "C" to "CCC" categories, with "CC" and "C" normally used to lower ranking debt of companies where the senior debt is rated in the "CCC" to "B" range. D This category indicates Bonds in default of either interest or principal.

NOTE: (HIGH/LOW) GRADES ARE USED TO INDICATE THE RELATIVE STANDING OF A CREDIT WITHIN A PARTICULAR RATING CATEGORY. THE LACK OF ONE OF THESE DESIGNATIONS INDICATES A RATING THAT IS ESSENTIALLY IN THE MIDDLE OF THE CATEGORY. NOTE THAT "HIGH" AND "LOW" GRADES ARE NOT USED FOR THE AAA CATEGORY.

A.M. BEST CO., INC.

A.M. Best's Long-Term Debt Rating (issue credit rating) is an opinion as to the issuer's ability to meet its financial obligations to security holders when due. There ratings are assigned to debt and preferred stock issues.

aaa Assigned to issues, where the issuer has, in our opinion, an exceptional ability to meet the terms of the obligation.

aa Assigned to issues, where the issuer has, in our opinion, a very strong ability to meet the terms of the obligation.

a Assigned to issues, where the issuer has, in our opinion, a strong ability to meet the terms of the obligation.

bbb Assigned to issues, where the issuer has, in our opinion, an adequate ability to meet the terms of the obligation; however, is more susceptible to changes in economic or other conditions.

bb Assigned to issues, where the issuer has, in our opinion, speculative credit characteristics generally due to a modest margin of principal and interest payment protection and vulnerability to economic changes.

b Assigned to issues, where the issuer has, in our opinion, very speculative credit characteristics generally due to a modest margin of principal and interest payment protection and extreme vulnerability to economic Changes.

ccc,cc, c  Assigned to issues,  where the issuer has, in our opinion,  extremely speculative credit characteristics, generally due to a modest margin of principal and interest payment protection and/or limited ability to withstand adverse changes in economic or other conditions.

 d In default on payment of principal, interest or other terms and conditions. The rating also is utilized when a bankruptcy petition, or similar action, has been filed.

RATINGS FROM "AA" TO "BBB" MAY BE ENHANCED WITH A "+" (PLUS) OR "-" (MINUS) TO INDICATE WHETHER CREDIT QUALITY IS NEAR THE TOP OR BOTTOM OF A CATEGORY.

2. SHORT-TERM DEBT RATINGS:

MOODY'S STATE AND TAX-EXEMPT NOTES

MIG-1 This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG-2         This  designation  denotes  strong  credit  quality.   Margins  of
              protection are ample, although not as large as in the preceding group.

MIG-3         This designation denotes acceptable credit quality.  Liquidity and
              cash-flow   protection  may  be  narrow,  and  market  access  for
              refinancing is likely to be less well-established.

SG This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

NP Not Prime. Issues do not fall within any of the Prime rating categories.

MOODY'S COMMERCIAL PAPER

Prime-1 Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:

              *  Leading market positions in well-established industries.

              *  High rates of return on funds employed.

              * Conservative capitalization structures with moderate reliance on debt and ample asset protection.

              * Broad margins in earning coverage of fixed financial charges and high internal cash generation.

              * Well-established access to a range of financial markets and assured sources of alternate liquidity.

Prime-2 Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Prime-3 Issuers rated Prime-3 have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

S&P TAX-EXEMPT NOTES

 SP-1 Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

 SP-2 Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

S&P COMMERCIAL PAPER

 A-1 This designation indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus (+) sign designation.

 A-2 Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated A-1.

 A-3 Issues carrying this designation have an adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

 B Issues rated "B" are regarded as having speculative capacity for timely payment.

 C This rating is assigned to short-term debt obligations with a doubtful capacity for payment.

 D Debt rated "D" is in payment default. The "D" rating category is used when interest payments or principal payments are not made on the due date, even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period.

FITCH'S COMMERCIAL PAPER, CERTIFICATES OF DEPOSIT, AND TAX-EXEMPT NOTES

 F1 HIGHEST CREDIT QUALITY. Indicates the strongest capacity for timely payment of financial commitments; may have an added "+" to denote any exceptionally strong credit features.

 F2 GOOD CREDIT QUALITY. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

 F3 FAIR CREDIT QUALITY. The capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

 B       SPECULATIVE.   Minimal   capacity  for  timely   payment  of  financial
         commitments, plus vulnerability to near-term adverse changes in financial and economic conditions. HIGH DEFAULT RISK. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

D        DEFAULT. Denotes actual or imminent payment default.

DOMINION COMMERCIAL PAPER

R-1 (high)    Short-term  debt  rated  "R-1  (high)"  is of the  highest  credit quality,  and  indicates  an entity  that  possesses  unquestioned ability to repay current  liabilities  as they fall due.  Entities rated in this
              category   normally    maintain   strong   liquidity    positions,
              conservative debt levels and profitability, which is both stable and above average. Companies achieving an "R-1 (high)" rating are normally leaders in structurally sound industry segments with proven track records, sustainable positive future results and no substantial qualifying negative factors. Given the extremely tough definition, which Dominion has established for an "R-1 (high)," few entities are strong enough to achieve this rating.

R-1 (middle)  Short-term debt rated "R-1 (middle)" is of superior credit quality and,  in most  cases,  ratings in this  category  differ from "R-1
              (high)" credits to only a small degree. Given the extremely tough definition, which Dominion has for the "R-1 (high)" category (which few companies are able to achieve), entities rated "R-1 (middle)" are also considered strong credits which typically exemplify above average strength in key areas of consideration for debt protection.

R-1 (low)     Short-term  debt  rated  "R-1  (low)"  is of  satisfactory  credit quality. The overall strength and outlook for key liquidity, debt and profitability ratios is not normally as favorable as with higher rating categories, but these considerations are still respectable. Any qualifying negative factors that exist are considered manageable, and the entity is normally of sufficient size to have some influence in its industry.

R-2 (high),
R-2 (middle),
R-2 (low)     Short-term  debt rated  "R-2" is of  adequate  credit  quality and within the three subset grades, debt protection ranges from having reasonable  ability  for  timely  repayment  to a level,  which is considered  only just  adequate.  The liquidity and debt ratios of entities in the "R-2" classification are not as strong as those in the "R-1" category, and the past and future trend may suggest some risk of  maintaining  the  strength of key ratios in these  areas.
              Alternative   sources  of   liquidity   support   are   considered
              satisfactory; however, even the strongest liquidity support will not improve the commercial paper rating of the issuer. The size of the entity may restrict its flexibility, and its relative position in the industry is not typically as strong as an "R-1 credit."
              Profitability trends, past and future, may be less favorable, earnings not as stable, and there are often negative qualifying factors present, which could also make the entity more vulnerable to adverse changes in financial and economic conditions.

R-3 (high),
R-3 (middle),
R-3 (low)     Short-term debt rated "R-3" is  speculative,  and within the three subset grades, the capacity for timely payment ranges from mildly speculative to doubtful. "R-3" credits tend to have weak liquidity and debt ratios, and the future trend of these ratios is also unclear. Due to its speculative nature, companies with "R-3" ratings would normally have very limited access to alternative sources of liquidity. Earnings would typically be very unstable, and the level of overall profitability of the entity is also likely to be low. The industry environment may be weak, and strong negative qualifying factors are also likely to be present.

NOTE: ALL THREE DOMINION RATING CATEGORIES FOR SHORT-TERM DEBT USE "HIGH," "MIDDLE," OR "LOW" AS SUBSET GRADES TO DESIGNATE THE RELATIVE STANDING OF THE CREDIT WITHIN A PARTICULAR RATING CATEGORY.

A.M. BEST

AMB-1+ Assigned to issues, where the issuer has, in our opinion, the strongest ability to repay short-term debt obligations.

AMB-1 Assigned to issues, where the issuer has, in our opinion, an outstanding ability to repay short- term debt obligations.

AMB-2 Assigned to issues, where the issuer has, in our opinion, a satisfactory ability to repay short-term debt obligations.

AMB-3 Assigned to issues, where the issuer has, in our opinion, an adequate ability to repay short-term debt obligations;
                  however, adverse economic conditions will likely lead to a reduced capacity to meet its financial commitments on shorter debt obligations.

AMB-4 Assigned to issues, where the issuer has, in our opinion, speculative credit characteristics and is vulnerable to economic or other external changes, which could have a marked impact on the company's ability to meet its commitments on short-term debt obligations.

d In default on payment of principal, interest or other terms and conditions. The rating is also utilized when a bankruptcy petition, or similar action, has been filed.

17005-0807

                                     Part B

                  Statement of Additional Information for the
                                Virginia Bond and
                           Virginia Money Market Funds

[USAA EAGLE LOGO (R)]
USAA MUTUAL                                          STATEMENT OF
FUNDS TRUST                                          ADDITIONAL INFORMATION
                                                     AUGUST 1, 2007


                             VIRGINIA BOND FUND AND
                            VIRGINIA MONEY MARKET FUND
--------------------------------------------------------------------------------

USAA MUTUAL FUNDS TRUST (the Trust) is a registered investment company offering shares of thirty-nine no-load mutual funds, two of which are described in this Statement of Additional Information (SAI): the Virginia Bond Fund and Virginia Money Market Fund (collectively, the Funds or the Virginia Funds). Each Fund is classified as diversified and has a common investment objective of providing Virginia investors with a high level of current interest income that is exempt from federal and Virginia state income taxes. The Virginia Money Market Fund has a further objective of preserving capital and maintaining liquidity.

You may obtain a free copy of the prospectus dated August 1, 2007, for the Virginia Funds by writing to USAA Mutual Funds Trust 9800 Fredericksburg Road, San Antonio, TX 78288, or by calling toll free 800-531-8181. The prospectus provides the basic information you should know before investing in the Funds. This SAI is not a prospectus and contains information in addition to and more detailed than that set forth in the prospectus. It is intended to provide you with additional information regarding the activities and operations of the Trust and the Funds, and should be read in conjunction with the prospectus.

The financial statements of the Funds and the Independent Registered Public Accounting Firm's Report thereon for the fiscal year ended March 31, 2007, are included in the annual report to shareholders of that date and are incorporated herein by reference.

--------------------------------------------------------------------------------

                               TABLE OF CONTENTS
     PAGE
     2          Valuation of Securities
     3          Conditions of Purchase and Redemption
     3          Additional Information Regarding Redemption of Shares
     5          Investment Plans
     6          Investment Policies
     14         Investment Restrictions
     15         Special Risk Considerations
     17         Portfolio Transactions
     18         Fund History and Description of Shares
     19         Certain Federal Income Tax Considerations
     21         Virginia Taxation
     21         Trustees and Officers of the Trust
     26         The Trust's Manager
     29         Portfolio Manager Disclosure
     31         Portfolio Holdings Disclosure
     32         General Information
     32         Appendix A - Tax-Exempt Securities and Their Ratings

                             VALUATION OF SECURITIES

Shares of each Fund are offered on a continuing, best-efforts basis through USAA Investment Management Trust (IMCO or the Manager). The offering price for shares of each Fund is equal to the current net asset value (NAV) per share. The NAV value per share of each Fund is calculated by adding the value of all its portfolio securities and other assets, deducting its liabilities, and dividing by the number of shares outstanding.

A Fund's NAV per share is calculated each day, Monday through Friday, except days on which the New York Stock Exchange (NYSE) is closed. The NYSE currently is scheduled to be closed on New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving, and Christmas, and on the preceding Friday or subsequent Monday when one of these holidays falls on a Saturday or Sunday, respectively. Each Fund reserves the right to calculate the NAV per share on a business day that the NYSE is closed.

The  investments  of  the  VIRGINIA  BOND  FUND  are  generally  traded  in  the over-the-counter market and are valued each business day by a pricing service (the Service) approved by the Trust's Board of Trustees. The Service uses the mean between quoted bid and asked prices or the last sale price to price securities when, in the Service's judgment, these prices are readily available and are representative of the securities' market values. For many securities, such prices are not readily available. The Service generally prices these securities based on methods that include consideration of yields or prices of tax-exempt securities of comparable quality, coupon, maturity and type;
indications as to values from dealers in securities; and general market conditions. Investments in open-end investment companies are valued at their NAV at the end of each business day. Future contracts are valued at the last quoted sales price. Securities with original or remaining maturities of 60 days or less are stated at amortized cost, which approximates market value. Repurchase agreements are valued at cost.

Securities for which market quotations are not readily available or are considered unreliable, or whose values have been materially affected by events occurring after the close of their primary markets but before the pricing of a Fund's shares, are valued in good faith by the Manager at fair value using valuation procedures approved by the Board of Trustees. The effect of fair value pricing is that securities may not be priced on the basis of quotations from the primary market in which they are traded, and the actual price realized from the sale of a security may differ materially from the fair value price. Valuing these securities at fair value is intended to cause a Fund's NAV to be more reliable than it otherwise would be.

Fair value methods used by the Manager include, but are not limited to, obtaining market quotations from secondary pricing services, broker-dealers, or widely used quotations systems. General factors considered in determining the fair value of securities include fundamental analytical data, the nature and duration of any restrictions on disposition of the securities, and an evaluation of the forces that influenced the market in which the securities are purchased and sold.

The VIRGINIA MONEY MARKET FUND'S securities are valued at amortized cost, which approximates market value. This involves valuing a security at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates. While this method provides certainty in valuation, it may result in periods during which the value of an instrument, as determined by amortized cost, is higher or lower than the price the Fund would receive upon the sale of the instrument.

The valuation of the Virginia Money Market Fund's portfolio instruments based upon their amortized cost is subject to the Fund's adherence to certain procedures and conditions. Consistent with regulatory requirements, the Manager will only purchase securities with remaining maturities of 397 days or less and will maintain a dollar-weighted average portfolio maturity of no more than 90 days. The Manager will invest only in securities that have been determined to present minimal credit risk and that satisfy the quality and diversification requirements of applicable rules and regulations of the Securities and Exchange Commission (SEC).

The Board of Trustees has established procedures designed to stabilize the Virginia Money Market Fund's price per share, as computed for the purpose of sales and redemptions, at $1. There can be no assurance, however, that the Fund will at all times be able to maintain a constant $1 NAV per share. Such procedures include review of the Fund's holdings at such intervals as is deemed appropriate to determine whether the Fund's NAV calculated by using available market quotations deviates from $1 per share and, if so, whether such deviation may result in material dilution or is otherwise unfair to existing shareholders. In the event that it is determined that such a deviation exists, the Board of Trustees will take such corrective action as it regards necessary and appropriate. Such action may include, among other options, selling portfolio instruments prior to maturity to realize capital gains or losses or to shorten average portfolio maturity, withholding dividends, or establishing an NAV per share by using available market quotations.

                      CONDITIONS OF PURCHASE AND REDEMPTION

INVESTOR ELIGIBILITY

The ability to open a mutual fund account is generally restricted to those people who are eligible for USAA membership. USAA Investment Management Company, the Fund's distributor, reserves the right to open accounts for certain persons not eligible for USAA membership.

NONPAYMENT

If any order to purchase shares is canceled due to nonpayment or if the Trust does not receive good funds either by check or electronic funds transfer, USAA Shareholder Account Services (Transfer Agent) will treat the cancellation as a redemption of shares purchased, and you will be responsible for any resulting loss incurred by the Fund or the Manager. If you are a shareholder, the Transfer Agent can redeem shares from your account(s) as reimbursement for all losses. In addition, you may be prohibited or restricted from making future purchases in any of the USAA family of funds. A $29 fee is charged for all returned items, including checks and electronic funds transfers.

TRANSFER OF SHARES

You may transfer Fund shares to another person by sending written instructions to the Transfer Agent. The account must be clearly identified, and you must include the number of shares to be transferred and the signatures of all registered owners, and all stock certificates, if any, which are the subject of transfer. You also need to send written instructions signed by all registered owners and supporting documents to change an account registration due to events such as marriage or death. If a new account needs to be established, you must complete and return an application to the Transfer Agent.

              ADDITIONAL INFORMATION REGARDING REDEMPTION OF SHARES

The value of your investment at the time of redemption may be more or less than the cost at purchase, depending on the value of the securities held in each Fund's portfolio. Requests for redemption that are subject to any special conditions or which specify an effective date other than as provided herein cannot be accepted. A gain or loss for tax purposes may be realized on the sale of shares of a Fund, depending upon the price when redeemed.

The Board of Trustees may cause the redemption of an account with a balance of less than $250 shares provided (1) the value of the account has been reduced, for reasons other than market action, below the minimum initial investment in such Fund at the time of the establishment of the account, (2) the account has remained below the minimum level for six months, and (3) 60 days' prior written notice of the proposed redemption has been sent to you. The Trust, subject to approval of the Board of Trustees, anticipates closing certain small accounts yearly. Shares will be redeemed at the NAV on the date fixed for redemption by the Board of Trustees.

The Trust reserves the right to suspend the right of redemption or postpone the date of payment (1) for any periods during which the NYSE is closed, (2) when trading in the markets the Trust normally utilizes is restricted, or an emergency exists as determined by the SEC so that disposal of the Trust's investments or determination of its NAV is not reasonably practicable, or (3) for such other periods as the SEC by order may permit for protection of the Trust's shareholders.

For the mutual protection of the investor and the Funds, the Trust may require a signature guarantee. If required, EACH signature on the account registration must be guaranteed. Signature guarantees are acceptable from FDIC member banks, brokers, dealers, municipal securities dealers, municipal securities brokers, government securities dealers, government securities brokers, credit unions, national securities exchanges, registered securities associations, clearing agencies, and savings associations. A signature guarantee for active duty military personnel stationed abroad may be provided by an officer of the United States Embassy or Consulate, a staff officer of the Judge Advocate General, or an individual's commanding officer.

FUND RIGHT TO REJECT PURCHASE AND EXCHANGE ORDERS AND LIMIT TRADING IN ACCOUNTS

The USAA family of funds' main safeguard against excessive short-term trading is its right to reject purchase or exchange orders if in the best interest of the affected fund. In exercising this discretion to reject purchase and exchange orders, a fund deems that certain excessive short-term trading activities are not in the best interest of the fund because such activities can hamper the efficient management of a fund. Generally, persons who engage in an "in and out" (or "out and in") transaction within a 30-day period will violate the USAA Funds' policy if they engage in another "in and out" (or "out and in") transaction in the same fund within 90 days. Each fund also reserves the right to restrict future purchases if an investor is classified as engaged in other patterns of excessive short-term trading. Finally, each fund reserves the right to reject any other purchase or exchange order in other situations that do not involve excessive short-term trading activities if in the best interest of the fund.

The following transactions are exempt from the excessive short-term trading activity policies described above:

* Transactions in the money market funds, USAA Short-Term Bond Fund, and USAA Tax Exempt Short Term Fund;

*    Purchases and sales pursuant to automatic investment or withdrawal plans;

* Purchases and sales made through USAA Strategic Fund Adviser(R), USAA Private Investment Management, USAA College Savings Plan(R), or USAA Federal Savings Bank Trust Department that are not executed for any short-term trading profit motive; and

*    Other   transactions   that  are  not  motivated  by   short-term   trading
considerations if they are approved by transfer agent management personnel and are not disruptive to the Fund.

If a person is classified as engaged in excessive short-term trading, the remedy will depend upon the trading activities of the investor in the account and related accounts and its disruptive effect, and can include warnings to cease such activity and/or restrictions or termination of trading privileges in a particular fund or all funds in the USAA family of funds.

The USAA family of funds relies on its transfer agent to review trading activity for excessive short-term trading. There can be no assurance, however, that our monitoring activities will successfully detect or prevent all excessive short-term trading.

Some investors purchase USAA fund shares through financial intermediaries that establish omnibus accounts to invest in the USAA family of funds for their clients and submit net orders to purchase or redeem shares after combining their client orders. The USAA family of funds subject to short-term trading policies generally treat these omnibus accounts as an individual investor and will apply the short-term trading policies to the net purchases and sales submitted by the omnibus account unless the funds or their transfer agent have entered into an agreement requiring the omnibus account to submit the underlying trading information for their clients upon our request. For those omnibus accounts for which we have entered into agreements to provide underlying trade information, the USAA family of funds reviews net activity in these omnibus accounts for activity that indicates potential, excessive short-term trading activity. If we detect suspicious trading activity at the omnibus account level, we will request underlying trading information and review the underlying trading activity for individual accounts to identify individual accounts engaged in excessive short-term trading activity. We will instruct the omnibus account to restrict, limit, or terminate trading privileges in a particular fund for individual accounts identified as engaging in excessive short-term trading through these omnibus accounts.

Because of the increased costs to review underlying trading information, the USAA family of funds will not enter into agreements with every financial intermediary who operates an omnibus account. The USAA family of funds or their transfer agent could decide to enter into such contracts with financial intermediaries for all funds or particular funds, and can terminate such agreements at any time.

REDEMPTION BY CHECK

Shareholders in the Virginia Money Market Fund may request that checks be issued for their account. CHECKS MUST BE WRITTEN IN AMOUNTS OF AT LEAST $250.

Checks issued to shareholders of the Fund will be sent only to the person in whose name the account is registered. The checks must be manually signed by the registered owner(s) exactly as the account is registered. For joint accounts the signature of either or both joint owners will be required on the check, according to the election made on the signature card. You will continue to earn dividends until the shares are redeemed by the presentation of a check.

When a check is presented to the Transfer Agent for payment, a sufficient number of full and fractional shares from your account will be redeemed to cover the amount of the check. If the account balance is not adequate to cover the amount of a check, the check will be returned unpaid. Because the value of each account changes as dividends are accrued on a daily basis, checks may not be used to close an account.

The checkwriting privilege is subject to the customary rules and regulations of Boston Safe Deposit and Trust, an affiliate of Mellon Bank, N.A., (Boston Safe) governing checking accounts. There is no charge to you for the use of the checks or for subsequent reorders of checks.

The Trust reserves the right to assess a processing fee against your account for any redemption check not honored by a clearing or paying agent. Currently, this fee is $29 and is subject to change at any time. Some examples of such dishonor are improper endorsement, checks written for an amount less than the minimum check amount, and insufficient or uncollectible funds.

The Trust, the Transfer Agent, and Boston Safe each reserves the right to change
or  suspend  the  checkwriting   privilege  upon  30  days'  written  notice  to
participating shareholders.

You may request that the Transfer Agent stop payment on a check. The Transfer Agent will use its best efforts to execute stop payment instructions, but does not guarantee that such efforts will be effective. The Transfer Agent will charge you $20 for each stop payment you request.

REDEMPTION BY BILL PAY

Shareholders in the Virginia Money Market Fund may request through USAA.COM that their money market account be debited to pay certain USAA bills for which they are personally obligated to pay. USAA Bill Pay will not allow shareholders to make payments on bills for which they are not obligated to pay. Consent of joint account owners is not required to pay bills that an individual shareholder is solely and personally obligated to pay.

                                INVESTMENT PLANS

The Trust makes available the following investment plans to shareholders of the Funds. At the time you sign up for any of the following investment plans that utilize the electronic funds transfer service, you will choose the day of the month (the effective date) on which you would like to regularly purchase shares. When this day falls on a weekend or holiday, the electronic transfer will take place on the last business day prior to the effective date. You may terminate your participation in a plan at any time. Please call the Manager for details and necessary forms or applications or sign up online at USAA.COM.

AUTOMATIC PURCHASE OF SHARES

INVESTRONIC(R) - The regular purchase of additional shares through electronic funds transfer from a checking or savings account. You may invest as little as $50 per transaction.

DIRECT PURCHASE SERVICE - The periodic purchase of shares through electronic funds transfer from a nongovernmental employer, an income-producing investment, or an account with a participating financial institution.

DIRECT DEPOSIT PROGRAM - The monthly transfer of certain federal benefits to directly purchase shares of a USAA mutual fund. Eligible federal benefits include: Social Security, Supplemental Security Income, Veterans Compensation and Pension, Civil Service Retirement Annuity, and Civil Service Survivor Annuity.

GOVERNMENT ALLOTMENT - The transfer of military pay by the U.S. Government Finance Center for the purchase of USAA mutual fund shares.

AUTOMATIC PURCHASE PLAN - The periodic transfer of funds from a USAA money market fund to purchase shares in another non-money market USAA mutual fund. There is a minimum investment required for this program of $5,000 in the money market fund, with a monthly transaction minimum of $50.

BUY/SELL SERVICE - The intermittent purchase or redemption of shares through electronic funds transfer to or from a checking or savings account. You may initiate a "buy" or "sell" whenever you choose.

DIRECTED DIVIDENDS - If you own shares in more than one of the Funds in the USAA family of funds, you may direct that dividends and/or capital gain distributions earned in one fund be used to purchase shares automatically in another fund.

Participation in these systematic purchase plans allows you to engage in dollar-cost averaging.

SYSTEMATIC WITHDRAWAL PLAN

If you own shares in a single investment account (accounts in different Funds cannot be aggregated for this purpose), you may request that enough shares to produce a fixed amount of money be liquidated from the account monthly, quarterly, or annually. The amount of each withdrawal must be at least $50. Using the electronic funds transfer service, you may choose to have withdrawals electronically deposited at your bank or other financial institution. You may also elect to have checks made payable to an entity unaffiliated with United Services Automobile Association (USAA). You also may elect to have such withdrawals invested in another USAA Fund.

This plan may be initiated on USAA.COM or by completing the Systematic Withdrawal Plan application, which may be requested from the Manager. You may terminate participation in the plan at any time. You are not charged for withdrawals under the Systematic Withdrawal Plan. The Trust will not bear any expenses in administering the plan beyond the regular transfer agent and custodian costs of issuing and redeeming shares. The Manager will bear any additional expenses of administering the plan.

Withdrawals will be made by redeeming full and fractional shares on the date you select at the time the plan is established. Withdrawal payments made under this plan may exceed dividends and distributions and, to this extent, will involve the use of principal and could reduce the dollar value of your investment and eventually exhaust the account. Reinvesting dividends and distributions helps replenish the account. Because share values and net investment income can fluctuate, you should not expect withdrawals to be offset by rising income or share value gains. Withdrawals that exceed the value in your account will be processed for the amount available and the plan will be canceled.

Each redemption of shares of a Fund may result in a gain or loss, which must be reported on your income tax return. Therefore, you should keep an accurate record of any gain or loss on each withdrawal.

                               INVESTMENT POLICIES

The sections captioned WHAT IS THE FUND'S INVESTMENT OBJECTIVE AND PRINCIPAL STRATEGY? and FUND INVESTMENTS in each Fund's prospectus describe the investment objective(s) and the investment policies applicable to each Fund. There can, of course, be no assurance that each Fund will achieve its investment objective(s). Each Fund's objective(s) is not a fundamental policy and may be changed upon notice to, but without the approval of, the Funds' shareholders. If there is a change in the investment objective of a Fund, the Fund's shareholders should consider whether the Fund remains an appropriate investment in light of then-current needs. The following is provided as additional information about the investment policies of the Funds. Unless described as a principal investment policy in a Fund's prospectus, these represent the non-principal investment policies of the Funds.

TEMPORARY DEFENSIVE POLICY

Each Fund may on a temporary basis because of market, economic, political, or other conditions invest up to 100% of its assets in short-term securities whether or not they are exempt from federal and Virginia state income tax. Such taxable securities may consist of obligations of the U.S. government, its agencies or instrumentalities, and repurchase agreements secured by such instruments.

CALCULATION OF DOLLAR WEIGHTED AVERAGE PORTFOLIO MATURITIES

Dollar weighted average portfolio maturity is derived by multiplying the value of each debt instrument by the number of days remaining to its maturity, adding the results of these calculations, and then dividing the total by the value of the Fund's debt instruments. An obligation's maturity is typically determined on a stated final maturity basis, although there are some exceptions to this rule.

With respect to obligations held by the Virginia Bond Fund, if it is probable that the issuer of an instrument will take advantage of a maturity-shortening device, such as a call, refunding, or redemption provision, the date on which the instrument will probably be called, refunded, or redeemed may be considered to be its maturity date. Also, the maturities of securities subject to sinking fund arrangements are determined on a weighted average life basis, which is the average time for principal to be repaid. The weighted average life of these securities is likely to be substantially shorter than their stated final maturity. In addition, for purposes of the Fund's investment policies, an instrument will be treated as having a maturity earlier than its stated maturity date if the instrument has technical features such as puts or demand features that, in the judgment of the Manager, will result in the instrument being valued in the market as though it has the earlier maturity.

Finally, for purposes of calculating the weighted average portfolio maturity of the Fund, the maturity of a debt instrument with a periodic interest reset date will be deemed to be the next reset date, rather than the remaining stated maturity of the instrument if, in the judgment of the Manager, the periodic interest reset features will result in the instrument being valued in the market as though it has the earlier maturity.

The Virginia Money Market Fund will determine the maturity of an obligation in its portfolio in accordance with Rule 2a-7 under the Investment Company Act of 1940, as amended (1940 Act).

PERIODIC AUCTION RESET BONDS

The Virginia Bond Fund's assets may be invested in tax-exempt periodic auction reset bonds. Periodic auction reset bonds are bonds whose interest rates are reset periodically through an auction mechanism. For purposes of calculating the weighted average portfolio maturity of the Fund, the maturity of periodic auction reset bonds will be deemed to be the next interest reset date, rather than the remaining stated maturity of the instrument.

Periodic auction reset bonds, similar to short-term debt instruments, are generally subject to less interest rate risk than long-term fixed rate debt instruments because the interest rate will be periodically reset in a market auction. Periodic auction reset bonds with a long remaining stated maturity (I.E., ten years or more), however, could have greater market risk than fixed short-term debt instruments, arising from the possibility of auction failure or insufficient demand at an auction, resulting in greater price volatility of such instruments compared to fixed short-term bonds.

DIVERSIFICATION

Each Fund intends to be diversified as defined in the 1940 Act and to satisfy the restrictions against investing too much of its assets in any "issuer" as set forth in the prospectus. In implementing this policy, the identification of the issuer of a municipal security depends on the terms and conditions of the security. When the assets and revenues of an agency, authority, instrumentality, or other political subdivision are separate from those of the government creating it and the security is backed only by the assets and revenues of the subdivision, agency, authority, or instrumentality, the latter would be deemed to be the sole issuer. Similarly, if an industrial development bond is backed only by the assets and revenues of the non-government user, then that user would be deemed to be the sole issuer. However, if in either case the creating government or some other entity guarantees a security, the guarantee would be considered a separate security and would be treated as an issue of that government or other entity.

SECTION 4(2) COMMERCIAL PAPER AND RULE 144A SECURITIES

Each Fund may invest in commercial paper issued in reliance on the "private placement" exemption from registration afforded by Section 4(2) of the Securities Act of 1933, as amended (1933 Act) (Section 4(2) Commercial Paper).
Section 4(2) Commercial Paper is restricted as to disposition under the federal securities laws; therefore, any resale of Section 4(2) Commercial Paper must be effected in a transaction exempt from registration under the 1933

Act. Section 4(2) Commercial Paper is normally resold to other investors through or with the assistance of the issuer or investment dealers who make a market in
Section 4(2) Commercial Paper, thus providing liquidity.

Each Fund may also purchase restricted securities eligible for resale to "qualified institutional buyers" pursuant to Rule 144A under the 1933 Act (Rule 144A Securities). Rule 144A provides a non-exclusive safe harbor from the registration requirements of the 1933 Act for resales of certain securities to institutional investors.

ILLIQUID SECURITIES

Up to 15% of the Virginia Bond Fund's net assets and up to 10% of the Virginia Money Market Fund's net assets may be invested in securities that are illiquid. Illiquid securities are those securities which cannot be disposed of in the ordinary course of business, seven days or less, at approximately the same value at which the Fund has valued the securities. Municipal lease obligations and certain restricted securities may be determined to be liquid in accordance with the guidelines established by the Funds' Board of Trustees.

LIQUIDITY DETERMINATIONS

The Board of Trustees has adopted guidelines pursuant to which municipal lease obligations, Section 4(2) Commercial Paper, Rule 144A Securities, certain restricted debt securities that are subject to put or demand features exercisable within seven days (Demand Feature Securities) and other securities (whether registered or not) that may be considered illiquid before or after purchase due to issuer bankruptcy, delisting, thin or no trading, SEC guidance, or similar factors (other securities) may be determined to be liquid for purposes of complying with SEC limitations applicable to each Fund's investments in illiquid securities. In determining the liquidity of municipal lease obligations, Section 4(2) Commercial Paper, Rule 144A Securities, and other securities the Manager will, pursuant to the Board Adopted Liquidity Procedures, among other things, consider the following factors established by the Board of
Trustees: (1) the frequency of trades and quotes for the security, (2) the number of dealers willing to purchase or sell the security and the number of other potential purchasers, (3) the willingness of dealers to undertake to make a market in the security, and (4) the nature of the security and the nature of the marketplace trades, including the time needed to dispose of the security, the method of soliciting offers, and the mechanics of transfer. Additional factors considered by the Manager in determining the liquidity of a municipal lease obligation are: (1) whether the lease obligation is of a size that will be attractive to institutional investors, (2) whether the lease obligation contains a non-appropriation clause and the likelihood that the obligor will fail to make an appropriation therefor, and (3) such other factors as the Manager may determine to be relevant to such determination. In determining the liquidity of Demand Feature Securities, the Manager will evaluate the credit quality of the party (the Put Provider) issuing (or guaranteeing performance on) the put or demand feature of the Demand Feature Securities. In evaluating the credit quality of the Put Provider, the Manager will consider all factors that it deems indicative of the capacity of the Put Provider to meet its obligations under the Demand Feature Securities based upon a review of the Put Provider's outstanding debt and financial statements and general economic conditions.

ADJUSTABLE-RATE SECURITIES

Each Fund's assets may be invested in adjustable-rate securities. Similar to variable-rate demand notes, the interest rate on such securities is adjusted periodically to reflect current market conditions. Generally, the security's yield is based on a U.S. dollar-based interest rate benchmark such as the London Interbank Offered Rate (LIBOR) or the BMA Municipal Swap Index Yield (BMA). These interest rates are adjusted at a given time, such as weekly or monthly or upon change in the interest rate benchmark. The yields are closely correlated to changes in money market interest rates. However, these securities do not offer the right to sell the security at face value prior to maturity.

VARIABLE-RATE DEMAND NOTES

Each Fund's assets may be invested in tax-exempt securities, which provide the right to sell the security at face value on either that day or within the rate-reset period. The interest rate is adjusted at a stipulated daily, weekly, monthly, quarterly, or other specified time interval to a rate that reflects current market conditions. The effective maturity for these instruments is deemed to be less than 397 days in accordance with detailed regulatory requirements. These interest rate adjustments can both raise and lower the income generated by such securities. These changes will have the same effect on the income earned by the Fund depending on the proportion of such securities held.

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
In the case of the Virginia Money Market Fund only, any variable rate instrument with a demand feature will be deemed to have a maturity equal to either the date on which the underlying principal amount may be recovered through demand or the next rate adjustment date consistent with applicable regulatory requirements.

ZERO COUPON BONDS

Each Fund's assets may be invested in zero coupon bonds. A zero coupon bond is a security that is sold at a deep discount from its face value, makes no periodic interest payments, and is redeemed at face value when it matures. The lump sum payment at maturity increases the price volatility of the zero coupon bond to changes in interest rates when compared to a bond that distributes a semiannual coupon payment. In calculating its dividend, each Fund records as income the daily amortization of the purchase discount.

SYNTHETIC INSTRUMENTS

Each Fund's assets may be invested in tender option bonds, bond receipts, and similar synthetic municipal instruments. A synthetic instrument is a security created by combining an intermediate or long-term municipal bond with a right to sell the instrument back to the remarketer or liquidity provider for repurchase on short notice. This right to sell is commonly referred to as a tender option. Usually, the tender option is backed by a conditional guarantee or letter of credit from a bank or other financial institution. Under its terms, the guarantee may expire if the municipality defaults on payments of interest or principal on the underlying bond, if the credit rating of the municipality is downgraded, or interest on the underlying bond loses its tax-exempt treatment. Synthetic instruments involve structural risks that could adversely affect the value of the instrument or could result in a Fund holding an instrument for a longer period of time than originally anticipated.

PUT BONDS

Each Fund may invest in tax-exempt securities (including securities with variable interest rates) that may be redeemed or sold back (put) to the issuer of the security or a third party prior to stated maturity (put bonds). Such securities will normally trade as if maturity is the earlier put date, even though stated maturity is longer. For the Virginia Bond Fund, maturity for put bonds is deemed to be the date on which the put becomes exercisable. Generally, maturity for put bonds for the Virginia Money Market Fund is determined as stated under Variable Rate Demand Notes.

LENDING OF SECURITIES

Each Fund may lend its securities in accordance with a lending policy that has been authorized by the Trust's Board of Trustees and implemented by the Manager. Securities may be loaned only to qualified broker-dealers or other institutional investors that have been determined to be creditworthy by the Manager. When borrowing securities from a Fund, the borrower will be required to maintain cash collateral with the Fund in an amount at least equal to the fair value of the borrowed securities. During the term of each loan, the Fund will be entitled to receive payments from the borrower equal to all interest and dividends paid on the securities during the term of the loan by the issuer of the securities. In addition, the Fund will invest the cash received as collateral in high-quality short-term instruments such as obligations of the U.S. government or of its agencies or instrumentalities or in repurchase agreements or shares of money market mutual funds, thereby earning additional income. Risks to a Fund in securities-lending transactions are that the borrower may not provide additional collateral when required or return the securities when due, and that the value of the short-term instruments will be less than the amount of cash collateral required to be returned to the borrower. Risks to a Fund in securities-lending transactions are that the borrower may not provide additional collateral when required or return the securities when due, and that the value of the short-term instruments will be less than the amount of cash collateral required to be returned to the borrower.

No loan of securities will be made if, as a result, the aggregate of such loans would exceed 33 1/3% of the value of a Fund's total assets. The Fund may terminate a loan at any time.

REPURCHASE AGREEMENTS

Each Fund may invest up to 5% of its total assets in repurchase agreements. A repurchase agreement is a transaction in which a security is purchased with a simultaneous commitment to sell the security back to the seller (a com-
mercial bank or recognized securities dealer) at an agreed upon price on an agreed upon date, usually not more than seven days from the date of purchase. The resale price reflects the purchase price plus an agreed upon market rate of interest which is unrelated to the coupon rate or maturity of the purchased security. A Fund maintains custody of the underlying obligations prior to their repurchase, either through its regular custodian or through a special "tri-party" custodian that maintains separate accounts for both the Fund and its counterparty. Thus, the obligation to the counterparty to pay the repurchase price on the date agreed to or upon demand is, in effect, secured by the underlying securities. A repurchase agreement involves the obligation of the seller to pay the agreed upon price, which obligation is in effect secured by the value of the underlying security. In these transactions, the securities purchased by a Fund will have a total value equal to or in excess of the amount of the repurchase obligation. If the seller defaults and the value of the underlying security declines, a Fund may incur a loss and may incur expenses in selling the collateral. If the seller seeks relief under the bankruptcy laws, the disposition of the collateral may be delayed or limited. Any investments in repurchase agreements will give rise to income which will not qualify as tax-exempt income when distributed by a Fund.

WHEN-ISSUED SECURITIES

Each Fund may invest in new issues of tax-exempt securities offered on a when-issued or delayed-delivery basis; that is, delivery of and payment for the securities take place after the date of the commitment to purchase, normally within 45 days. The payment obligation and the interest rate that will be received on the securities are each fixed at the time the buyer enters into the commitment. A Fund may sell these securities before the settlement date if it is deemed advisable.

Tax-exempt securities purchased on a when-issued or delayed-delivery basis are subject to changes in value in the same way as other debt securities held in a Fund's portfolio; that is, both generally experience appreciation when interest rates decline and depreciation when interest rates rise. The value of such securities will also be affected by the public's perception of the creditworthiness of the issuer and anticipated changes in the level of interest rates. Purchasing securities on a when-issued or delayed-delivery basis involves a risk that the yields available in the market when the delivery takes place may actually be higher than those obtained in the transaction itself. To ensure that a Fund will be able to meet its obligation to pay for the when-issued or delayed-delivery securities at the time of settlement, the Fund will segregate cash or liquid securities at least equal to the amount of the when-issued or delayed-delivery commitments. The segregated securities are valued at market, and any necessary adjustments are made to keep the value of the cash and/or segregated securities at least equal to the amount of such commitments by the Fund. On the settlement date of the when-issued or delayed-delivery securities, the Fund will meet its obligations from then available cash, sale of segregated securities, sale of other securities, or from sale of the when-issued or delayed-delivery securities themselves (which may have a value greater or less than the Trust's payment obligations).

MUNICIPAL LEASE OBLIGATIONS

Each Fund may invest in municipal lease obligations and certificates of participation in such obligations (collectively, lease obligations). A lease obligation does not constitute a general obligation of the municipality for which the municipality's taxing power is pledged, although the lease obligation is ordinarily backed by the municipality's covenant to budget for the payments due under the lease obligation.

Certain lease obligations contain "non-appropriation" clauses, which provide that the municipality has no obligation to make lease obligation payments in future years unless money is appropriated for such purpose on a yearly basis. Although "non-appropriation" lease obligations are secured by the leased property, disposition of the property in the event of foreclosure might prove difficult. In evaluating a potential investment in such a lease obligation, the Manager will consider: (1) the credit quality of the obligor, (2) whether the underlying property is essential to a governmental function, and (3) whether the lease obligation contains covenants prohibiting the obligor from substituting similar property if the obligor fails to make appropriations for the lease obligation.

OTHER INVESTMENT COMPANIES

Each Fund may invest in securities issued by other investment companies that invest in eligible quality, short-term debt securities and seek to maintain a $1 NAV per share, I.E., "money market" funds. In addition, the Virginia Bond

Fund may invest in securities issued by other non-money market investment companies (including exchange-traded funds) that invest in the types of securities in which the Fund itself is permitted to invest. As a shareholder of another investment company, a Fund would bear, along with other shareholders, its pro rata portion of the other investment company's expenses, including advisory fees. These expenses would be in addition to the advisory and other expenses that a Fund bears in connection with its own operations. Each Fund's investment in securities issued by other investment companies is subject to statutory limitations prescribed by the 1940 Act.

DERIVATIVES

The Virginia Bond Fund may buy and sell certain types of derivatives, such as inverse floating rate securities, futures contracts, options on futures contracts, and swaps (each as described below) under circumstances in which such instruments are expected by the Manager to aid in achieving the Fund's investment objective. The Fund may also purchase instruments with characteristics of both futures and securities (E.G., debt instruments with interest and principal payments determined by reference to the value of a commodity or a currency at a future time) and which, therefore, possess the risks of both futures and securities investments.

Derivatives, such as futures contracts, options on futures contracts, and swaps enable a Fund to take both "short" positions (positions which anticipate a decline in the market value of a particular asset or index) and "long" positions (positions which anticipate an increase in the market value of a particular asset or index). The Fund may also use strategies, which involve simultaneous short and long positions in response to specific market conditions, such as where the Manager anticipates unusually high or low market volatility.

The Manager may enter into derivative positions for the Fund for either hedging or non-hedging purposes. The term hedging is applied to defensive strategies designed to protect the Fund from an expected decline in the market value of an asset or group of assets that the Fund owns (in the case of a short hedge) or to protect the Fund from an expected rise in the market value of an asset or group of assets which it intends to acquire in the future (in the case of a long or "anticipatory" hedge). Non-hedging strategies include strategies designed to produce incremental income or "speculative" strategies, which are undertaken to equitize the cash or cash equivalent portion of the Fund's portfolio or to profit from (i) an expected decline in the market value of an asset or group of assets which the Fund does not own or (ii) expected increases in the market value of an asset which it does not plan to acquire. Information about specific types of instruments is provided below.

INVERSE FLOATING RATE SECURITIES

We may invest up to 10% of the Virginia Bond Fund's net assets in municipal securities whose coupons vary inversely with changes in short-term tax-exempt interest rates and thus are considered a leveraged investment in an underlying municipal bond (or securities with similar economic characteristics). In creating such a security, a municipality issues a certain amount of debt and pays a fixed interest rate. A portion of the debt is issued as variable rate short-term obligations, the interest rate of which is reset at short intervals, typically seven days or less. The other portion of the debt is issued as inverse floating rate obligations, the interest rate of which is calculated based on the difference between a multiple of (approximately two times) the interest paid by the issuer and the interest paid on the short-term obligation. These securities present special risks for two reasons: (1) if short-term interest rates rise
(fall), the income the Fund earns on the inverse floating rate security will fall (rise); and (2) if long-term interest rates rise (fall) the value of the inverse floating rate security will fall (rise) more than the value of the underlying bond because of the leveraged nature of the investment. The Fund will seek to buy these securities at attractive values and yields that more than compensate the Fund for the securities' price volatility.

FUTURES CONTRACTS

The Virginia Bond Fund may use futures contracts to implement its investment strategy. Futures contracts are publicly traded contracts to buy or sell an underlying asset or group of assets, such as a currency or an index of securities, at a future time at a specified price. A contract to buy establishes a long position while a contract to sell establishes a short position.

The purchase of a futures contract on a security or an index of securities normally enables a buyer to participate in the market movement of the underlying asset or index after paying a transaction charge and posting margin in an amount equal to a small percentage of the value of the underlying asset or index. The Fund will initially be required to deposit with the Trust's custodian or the futures commission merchant effecting the futures transaction an amount of "initial margin" in cash or securities, as permitted under applicable regulatory policies.

Initial margin in futures transactions is different from margin in securities transactions in that the former does not involve the borrowing of funds by the customer to finance the transaction. Rather, the initial margin is like a performance bond or good faith deposit on the contract. Subsequent payments (called "maintenance or variation margin") to and from the broker will be made on a daily basis as the price of the underlying asset fluctuates. This process is known as "marking to market." For example, when the Fund has taken a long position in a futures contract and the value of the underlying asset has risen, that position will have increased in value and the Fund will receive from the broker a maintenance margin payment equal to the increase in value of the underlying asset. Conversely, when the Fund has taken a long position in a futures contract and the value of the underlying instrument has declined, the position would be less valuable, and the Fund would be required to make a maintenance margin payment to the broker.

At any time prior to expiration of the futures contract, the Fund may elect to close the position by taking an opposite position that will terminate the Fund's position in the futures contract. A final determination of maintenance margin is then made, additional cash is required to be paid by or released to the Fund, and the Fund realizes a loss or a gain. While futures contracts with respect to securities do provide for the delivery and acceptance of such securities, such delivery and acceptance are seldom made.

COVER

Transactions using certain derivative instruments expose a Fund to an obligation to another party. A Fund will not enter into any such transactions unless it owns either (1) an offsetting ("covered") position in securities, currencies or other options, futures contracts or forward contracts, or (2) cash or liquid assets with a value, marked-to-market daily, sufficient to cover its potential obligations to the extent not covered as provided in (1) above. Each Fund will comply with SEC guidelines regarding cover for these instruments and will, if the guidelines so require, set aside cash or liquid assets in the prescribed amount as determined daily.

Assets used as cover or held in an account cannot be sold while the position in the corresponding derivative instrument is open, unless they are replaced with other appropriate assets. As a result, the commitment of a large portion of a Fund's assets to cover in accounts could impede portfolio management or a Fund's ability to meet redemption requests or other current obligations.

OPTIONS ON FUTURES CONTRACTS

The Virginia Bond Fund may invest in options on futures contracts to implement its investment strategy. An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the period of the option.

LIMITATIONS AND RISKS OF OPTIONS ON FUTURES AND FUTURES ACTIVITY

As noted above, the Virginia Bond Fund may engage in both hedging and non-hedging strategies. Although effective hedging can generally capture the bulk of a desired risk adjustment, no hedge is completely effective. The Fund's ability to hedge effectively through transactions in futures and options depends on the degree to which price movements in the hedged asset correlate with price movements of the futures and options on futures.

Non-hedging strategies typically involve special risks. The profitability of the Fund's non-hedging strategies will depend on the ability of the Manager to analyze both the applicable derivatives market and the market for the underlying asset or group of assets. Derivatives markets are often more volatile than corresponding securities markets and a relatively small change in the price of the underlying asset or group of assets can have a magnified effect upon the price of a related derivative instrument.

Derivatives markets also are often less liquid than the market for the underlying asset or group of assets. Some positions in futures and options on futures may be closed out only on an exchange that provides a secondary market.

There can be no assurance that a liquid secondary market will exist for any particular futures contract or option on futures at any specific time. Thus, it may not be possible to close such an option or futures position prior to maturity. The inability to close options on futures and futures positions also could have an adverse impact on the Fund's ability to effectively carry out its derivative strategies and might, in some cases, require the Fund to deposit cash to meet applicable margin requirements.

Under certain circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract or an option on a futures contract can vary from the previous day's settlement price; once that limit is reached, no trades may be made that day at a price beyond the limit. Daily price limits do not limit potential losses because prices could move to the daily limit for several consecutive days with little or no trading, thereby preventing liquidation of unfavorable positions.

If the Fund were unable to liquidate a futures contract or an option on a futures position due to the absence of a liquid secondary market or the imposition of price limits, it could incur substantial losses. The Fund would continue to be subject to market risk with respect to the position. In addition, except in the case of purchased options, the Fund would continue to be required to make daily variation margin payments and might be required to maintain the position being hedged by the future or option or to maintain cash or securities in a segregated account.

Management of the Trust has claimed an exclusion from the definition of "commodity pool operator" under the Commodity Exchange Act and, therefore, is not subject to registration or regulation as a commodity pool operator under that Act.

SWAP ARRANGEMENTS

The Virginia Bond Fund may enter into various forms of swap arrangements with counterparties with respect to interest rates, currency rates or indices, including purchase or caps, floors and collars as described below. In an interest rate swap a Fund could agree for a specified period to pay a bank or investment banker the floating rate of interest on a so-called notional principal amount (I.E., an assumed figure selected by the parties for this purpose) in exchange for agreement by the bank or investment banker to pay the Fund a fixed rate of interest on the notional principal amount. In a currency swap the Fund would agree with the other party to exchange cash flows based on the relative differences in values of a notional amount of two (or more) currencies; in an index swap, the Fund would agree to exchange cash flows on a notional amount based on changes in the values of the selected indices. The purchase of a cap entitles the purchaser to receive payments from the seller on a notional amount to the extent that the selected index exceeds an agreed upon interest rate or amount whereas the purchase of a floor entitles the purchaser to receive such payments to the extent the selected index falls below an agreed upon interest rate or amount. A collar combines buying a cap and selling a floor.

The Virginia Bond Fund may enter into credit protection swap arrangements involving the sale by the Fund of a put option on a debt security, which is exercisable by the buyer upon certain events, such as a default by the referenced creditor on the underlying debt or a bankruptcy event of the creditor.

Most swaps entered into by the Fund will be on a net basis. For example, in an interest rate swap, amounts generated by application of the fixed rate and floating rate to the notional principal amount would first offset one another, with the Fund either receiving or paying the difference between such amounts. In order to be in a position to meet any obligations resulting from swaps, the Fund will set up a segregated custodial account to hold liquid assets, including cash. For swaps entered into on a net basis, assets will be segregated having a NAV equal to any excess of the Fund's accrued obligations over the accrued obligations of the other party; for swaps on other than a net basis, assets will be segregated having a value equal to the total amount of the Fund's obligations. Collateral is treated as illiquid.

These arrangements will be made primarily for hedging purposes, to preserve the return on an investment or on a portion of the Fund's portfolio. However, the Fund may, as noted above, enter into such arrangements for income purposes to the extent permitted by applicable law. In entering into a swap arrangement, the Fund is dependent upon the creditworthiness and good faith of the counterparty. The Fund will attempt to reduce the risk of nonperformance by the counterparty by dealing only with established, reputable institutions. The swap market is still relatively new and emerging; positions in swap contracts are generally illiquid and are not readily transferable to another counterparty. The use of interest rate swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If the Manager is incorrect in its forecasts of market values, interest rates, and other applicable factors, the investment performance of the Fund would diminish compared with what it would have been if these investment techniques were not used. Moreover, even if the Manager is correct in its forecasts, there is a risk that the swap position may correlate imperfectly with the price of the asset or liability being hedged.

                             INVESTMENT RESTRICTIONS

The following investment restrictions have been adopted by the Trust for each Fund. These restrictions may not be changed for any given Fund without approval by the lesser of (1) 67% or more of the voting securities present at a meeting of the Fund if more than 50% of the outstanding voting securities of the Fund are present or represented by proxy or (2) more than 50% of the Fund's outstanding voting securities. The investment restrictions of one Fund may be changed without affecting those of the other Fund.

Under the restrictions, each Fund:

(1) may not borrow money, except to the extent permitted by the 1940 Act, the rules and regulations thereunder any applicable relief.

(2) may not purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities) if, as a result, more than 25% of the fund's total assets would be invested in the securities of companies whose principal business activities are in the same industry.

(3)  may not issue senior securities, except as permitted under the 1940 Act.

(4) may not underwrite securities of other issuers, except to the extent that it may be deemed to act as a statutory underwriter in the distribution of any restricted securities or not readily marketable securities.

(5) may make loans only as permitted under the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief.

(6) may not purchase or sell commodities or commodity contracts unless acquired as a result of ownership of securities or other instruments issued by persons that purchase or sell commodities or commodities contracts; but this shall not prevent the Virginia Bond Fund from purchasing, selling and entering into financial futures contracts (including futures contracts on indices of securities, interest rates and currencies), options on financial futures contracts (including futures contracts on indices of securities, interest rates and currencies), warrants, swaps, forward contracts, foreign currency spot and forward contracts or other derivative instruments that are not related to physical commodities.

(7) may not purchase or sell real estate, but this shall not prevent investments in tax-exempt securities secured by real estate or interests therein.

Additionally, during normal market conditions, at least 80% of each Fund's annual income will be excludable from gross income for federal income tax purposes and will also be exempt from Virginia state income taxes; and each Fund's net assets will consist of Virginia tax-exempt securities.

ADDITIONAL RESTRICTIONS

The following restrictions are not considered to be fundamental policies of the Funds. The Board of Trustees may change these additional restrictions without notice to or approval by the shareholders.

Neither Fund:

(1)  will invest more than 15% (10% with  respect to the  Virginia  Money Market
     Fund) of the value of its net assets in illiquid securities, including repurchase agreements maturing in more than seven days; or

(2) purchase any security while borrowings representing more than 5% of the Fund's total assets are out-standing.

                           SPECIAL RISK CONSIDERATIONS

A substantial portion of the Funds' investments will consist of debt obligations issued to obtain funds for or on behalf of Virginia state and local governments and other public authorities (Virginia Issues). For this reason, the Funds are affected by political, economic, regulatory or other developments which constrain the taxing, revenue collecting and spending authority of Virginia issuers or otherwise affect the ability of Virginia issuers to pay interest, repay principal, or any premium. The following information constitutes only a brief summary of some of such developments and does not purport to be a complete description.

Investors should be aware of certain factors that might affect the financial condition of issuers of Virginia municipal securities.

Virginia Issues may include debt obligations of the subdivisions of the Commonwealth of Virginia issued to obtain funds for various public purposes, including the construction of a wide range of public facilities such as airports, bridges, highways, schools, streets and water and sewer works. Other purposes for which bonds may be issued include the obtaining of funds to lend to public or private institutions for the construction of facilities such as educational, hospital, housing, and solid waste disposal facilities. The latter are generally payable from private sources which, in varying degrees, may depend on local economic conditions, but are not necessarily affected by the ability of the Commonwealth of Virginia and its political subdivisions to pay their debts. Therefore, the general risk factors as to the credit of the Commonwealth or its political subdivisions discussed herein may not be relevant to certain of the Virginia Issues.

(a) THE COMMONWEALTH OF VIRGINIA AS AN ISSUER. To the extent bonds of the Commonwealth of Virginia are included in the Virginia Issues, certain limited information on the financial condition of the Commonwealth is provided. The Constitution of Virginia limits the ability of the Commonwealth to create debt. The Constitution requires a balanced budget. Based on audited financial statements of the Commonwealth for the fiscal year ended June 30, 2006, the General Fund balance (on a budgetary basis) amounted to $2.890 billion of which $1.085 billion was reserved. This General Fund balance represents an increase of $1.024 billion in fiscal year 2006, or an approximately 55% increase of the General Fund balance in fiscal year ending June 30, 2005.

The Commonwealth's total debt rose during fiscal year 2006 to $21.6 billion, an increase of $1.3 billion or 6.5 percent. During fiscal year 2006, the Commonwealth issued new debt in the amount of $963.3 million for primary government and $2.8 billion for component units. At the end of fiscal year 2006, outstanding tax-supported debt of the Commonwealth was $6.365 billion.

As of July 1, 2007, the Commonwealth had a Standard & Poor's rating of AAA, a Moody's rating of Aaa, and a Fitch rating of AAA on its general obligation bonds. There can be no assurance that the economic conditions on which these ratings are based will continue or that particular bond issues may not be adversely affected by changes in economic or political conditions. Further, the credit of the Commonwealth is not material to the ability of political subdivisions and private entities to make payments on the obligations described below.

(b) BONDS OF OTHER ENTITIES. General obligations of cities, towns and counties in Virginia are payable from the general revenues of the entity issuing such
obligations,   including  ad  valorem  tax  revenues  on  property   within  the
jurisdiction. The obligation to levy taxes could be enforced by mandamus, but such a remedy may be impracticable and difficult to enforce. Under section 15.1-227.61 of the Code of Virginia of 1950, as amended, a holder of any general obligation bond in default may file an affidavit setting forth such default with the Governor. If, after investigating, the Governor determines that such default exists, he is directed to order the State Comptroller to withhold State funds appropriated and payable to the entity and apply the amount so withheld to unpaid principal and interest. The Commonwealth, however, has no obligation to provide any additional funds necessary to pay such principal and interest.

Revenue bonds issued by Virginia political subdivisions include (1) revenue bonds payable exclusively from revenue producing governmental enterprises and
(2) industrial revenue bonds, college and hospital revenue bonds and other "private activity bonds" which are essentially non-governmental debt issues and which are payable exclusively by private entities such as non-profit organizations and business concerns of all sizes. State and local governments have no obligation to provide for payment of such private activity bonds and in many cases would be legally prohibited from doing so. The value of such private activity bonds may be affected by a wide variety of factors relevant to particular localities or industries, including economic developments outside of Virginia.

Virginia municipal securities that are lease obligations are customarily subject to "non-appropriation" clauses which allow the municipality, or other public entity, to terminate its lease obligations if moneys to make the lease payments are not appropriated for that purpose. Legal principles may restrict the enforcement of provisions in lease financing limiting the municipal issuer's ability to utilize property similar to that leased in the event that debt service is not appropriated.

Chapter 9 of the United States Bankruptcy Code, which applies to bankruptcies by political subdivisions, limits the filing under that chapter to political subdivisions that have been specifically authorized to do so under applicable state law. The Trust is not aware of any statute in Virginia that gives any such authorization to political subdivisions in Virginia. Bonds payable exclusively by private entities may be subject to the provisions of the United States Bankruptcy Code other than Chapter 9.

(c) OTHER FACTORS. Virginia municipal issuers are subject to Rule 15c2-12 of the SEC (the "Rule") that requires continuing disclosure, including annual audited financial statements, with respect to those obligations, unless exempted by the Rule.

Although revenue obligations of the Commonwealth or its political subdivisions may be payable from a specific project or source, including lease rentals, there can be no assurance that future economic difficulties and the resulting impact on Commonwealth and local government finances will not adversely affect the market value of the portfolio of the Fund or the ability of the respective obligors to make timely payments of principal and interest on such obligations.

With respect to Virginia Issues that are backed by a letter of credit issued by a foreign or domestic bank, the ultimate source of payment is the bank.
Investment in foreign banks may involve risks not present in domestic investments. These include the fact that the foreign bank may be subject to different, and in some cases less comprehensive, regulatory, accounting, financial reporting and disclosure standards than are domestic banks.

When Virginia Issues are insured by a municipal bond insurer, there are certain risks which the bond insurance policy typically does not cover. For example, some insurance policies do not insure against loss resulting from: (1) a pre-payment premium; (2) an optional or mandatory redemption (other than sinking fund redemptions); (3) an accelerated payment; (4) a payment of the purchase price of Virginia Issues upon tender thereof; and (5) a preference. Certain municipal bond insurers may not insure against nonpayment of principal of or interest on Virginia Issues resulting from the insolvency, negligence or any other act or omission of a paying agent for Virginia Issues. Also, the capitalization of the various municipal bond insurers is not uniform. If an insurer of Virginia Issues must make payments pursuant to its bond insurance policy, such payments could be limited by, among other things, such companies' capitalization and insurance regulatory authorities.

The rights of the holders of the Virginia Issues and the enforceability of the Virginia Issues and the financing documents may be subject to (1) bankruptcy, insolvency, reorganization, moratorium and other similar laws relating to or affecting creditors' rights, in effect now or after the date of the issuance of Virginia Issues, to the extent constitutionally applicable, (2) principles of equity, and (3) the exercise of judicial discretion.

There are risks in any investment program, and there is no assurance that either Fund will achieve its investment objective. Virginia Issues are subject to relative degrees of risk, including credit risk, market volatility, tax law change and fluctuation of the return of the investment of the Virginia Issues proceeds. Credit risk relates to the issuer's, pledgor's, contributor's, grantor's, credit enhancer's and/or guarantor's ability to make timely payments of principal and interest and any premium. Furthermore, in revenue bond financings, the bonds may be payable exclusively from moneys derived from the fees, rents and other charges collected from the bond-financed project. Payment of principal, interest and any premium on the bonds by the issuer of Virginia Issues which are revenue bonds may be adversely affected if the collection of fees, rents and charges from the project is diminished. Market volatility relates to the changes in market price that occur as a result of variations in the level of prevailing interest rates and yield relationships between sectors in the tax-exempt securities market and other market factors. Also, each Fund will be affected by general changes in interest rates nationally which will result in increases or decreases in the value of the securities held by such Fund.

The ability of each Fund to achieve its investment objectives is dependent on the continuing ability of the issuers of Virginia Issues in which the Fund invests to meet their obligations for the payment of principal, interest and premium when due.

                             PORTFOLIO TRANSACTIONS

The Manager, pursuant to the Advisory Agreement, and subject to the general control of the Trust's Board of Trustees, places all orders for the purchase and sale of Fund securities. Purchases of Fund securities are made either directly from the issuer or from dealers who deal in tax-exempt securities. The Manager may sell Fund securities prior to maturity if circumstances warrant and if it believes such disposition is advisable. In connection with portfolio transactions for the Trust, the Manager seeks to obtain the best available net price and most favorable execution for its orders.

The Manager has no agreement or commitment to place transaction with any broker-dealer and no regular formula is used to allocate orders to any broker-dealer. However, the Manager may place security orders with brokers or dealers who furnish research and brokerage services to the Manager as long as there is no sacrifice in obtaining the best overall terms available. Payment for such services would be generated through underwriting concessions from purchases of new issue fixed income securities. Such research and brokerage services may include, for example: advice concerning the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or the purchasers or sellers of securities; analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and performance of accounts; and various functions incidental to effecting securities transactions, such as clearance and settlement. These research services may also include access to research on third party databases, such as historical data on companies, financial statements, earnings history and estimates, and corporate releases; real-time quotes and financial news; research on specific fixed income securities; research on international market news and securities; and rating services on companies and industries. Thus, the Manager may be able to supplement its own information and to consider the views and information of other research organizations in arriving at its investment decisions. If such information is received and it is in fact useful to the Manager, it may tend to reduce the Manager's costs.

The Manager continuously reviews the performance of the broker-dealers with whom it places orders for transactions. In evaluating the performance of the brokers and dealers, the Manager considers whether the broker-dealer has generally provided the Manager with the best overall terms available, which includes obtaining the best available price and most favorable execution. The receipt of research from broker-dealers that execute transactions on behalf of the Trust may be useful to the Manager in rendering investment management services to other clients (including affiliates of the Manager), and conversely, such research provided by broker-dealers who have executed transaction orders on behalf of other clients may be useful to the Manager in carrying out its obligations to the Trust. While such research is available to and may be used by the Manager in providing investment advice to all its clients (including affiliates of the Manager), not all of such research may be used by the Manager for the benefit of the Trust. Such research and services will be in addition to and not in lieu of research and services provided by the Manager, and the expenses of the Manager will not necessarily be reduced by the receipt of such supplemental research. See THE TRUST'S MANAGER.

Securities of the same issuer may be purchased, held, or sold at the same time by the Trust for any or all of its Funds, or other accounts or companies for which the Manager acts as the investment adviser (including affiliates of the Manager). On occasions when the Manager deems the purchase or sale of a security to be in the best interest of the Trust, as well as the Manager's other clients, the Manager, to the extent permitted by applicable laws and regulations, may aggregate such securities to be sold or purchased for the Trust with those to be sold or purchased for other customers in order to obtain best execution and lower brokerage commissions, if any. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Manager in the manner it considers to be most equitable and consistent with its fiduciary obligations to all such customers, including the Trust. In some instances, this procedure may affect the price and size of the position obtainable for the Trust.

The tax-exempt securities market is typically a "dealer" market in which investment dealers buy and sell bonds for their own accounts, rather than for customers, and although the price may reflect a dealer's mark-up or mark-down, the Trust pays no brokerage commissions as such. In addition, some securities may be purchased directly from issuers.

The  Manager   directed  a  portion  of  the  Funds'   transactions  to  certain
broker-dealers that provided the Manager with research, analysis, advice, and similar services. For the fiscal year ended March 31, 2007, such transactions and related underwriting concessions amounted to the following:

       FUND                   TRANSACTION AMOUNT      UNDERWRITING CONCESSIONS
   Virginia Bond                  $ 5,813,309                 $ 28,500

PORTFOLIO TURNOVER RATES

The portfolio turnover rate is computed by dividing the dollar amount of securities purchased or sold (whichever is smaller) by the average value of securities owned during the year.

The rate of portfolio turnover will not be a limiting factor when the Manager deems changes in the Virginia Bond Fund's portfolio appropriate in view of its investment objective. For example, securities may be sold in anticipation of a rise in interest rates (market decline) or purchased in anticipation of a decline in interest rates (market rise) and later sold. In addition, a security may be sold and another security of comparable quality may be purchased at approximately the same time in order to take advantage of what the Fund believes to be a temporary disparity in the normal yield relationship between the two securities. These yield disparities may occur for reasons not directly related to the investment quality of particular issues or the general movement of interest rates, such as changes in the overall demand for or supply of various types of tax-exempt securities. The Virginia Bond Fund may purchase or sell securities solely to achieve short-term trading profits. These activities may increase the portfolio turnover rate for the Fund, which may result in the Fund incurring higher brokerage costs and realizing more taxable gains that would otherwise be the case in the absence of such activities.

For the last two fiscal years ended March 31, the Virginia Bond Fund's portfolio turnover rates were as follows:

                      2006 . . . 28.33%         2007. . . 39.72%

Portfolio turnover rates have been calculated excluding short-term variable rate securities, which are those with put date intervals of less than one year.

                     FUND HISTORY AND DESCRIPTION OF SHARES

The Trust, formerly known as USAA State Tax-Free Trust, is an open-end management investment company established as a statutory trust under the laws of the state of Delaware pursuant to a Master Trust Agreement dated June 21, 1993, as amended. The Trust is authorized to issue shares of beneficial interest in separate portfolios. Thirty-nine such portfolios have been established, two of which are described in this SAI. Under the Master Trust Agreement, the Board of Trustees is authorized to create new portfolios in addition to those already existing without shareholder approval.

The Funds are series of the Trust and are diversified. The Trust began offering shares of the Funds in August 2006. The Funds formerly were series of USAA Tax Exempt Fund, Inc., a Maryland corporation, which began offering shares of the Virginia Bond and the Virginia Money Market Funds in October 1990, and were reorganized into the Trust in August 2006.

Each Fund's assets and all income, earnings, profits, and proceeds thereof, subject only to the rights of creditors, are specifically allocated to such Fund. They constitute the underlying assets of each Fund, are required to be segregated on the books of account, and are to be charged with the expenses of such Fund. Any general expenses of the Trust not readily identifiable as belonging to a particular Fund are allocated on the basis of the Funds' relative net assets during the fiscal year or in such other manner as the Trustees determines to be fair and equitable. Each share of each Fund represents an equal proportionate interest in that Fund with every other share and is entitled to dividends and distributions out of the net income and capital gains belonging to that Fund when declared by the Board. Upon liquidation of that Fund, shareholders are entitled to share pro rata in the net assets belonging to such Fund available for distribution.

Under the Trust's Master Trust Agreement, no annual or regular meeting of shareholders is required. Thus, there will ordinarily be no shareholder meeting unless otherwise required by the 1940 Act. Under certain circumstances, however, shareholders may apply to the Trustees for shareholder information in order to obtain signatures to request a shareholder meeting. The Trust may fill vacancies on the Board or appoint new Trustees if the result is that at least two-thirds of the Trustees have still been elected by shareholders. Moreover, pursuant to the Master Trust Agreement, any Trustee may be removed by the vote of two-thirds of the outstanding Trust shares and holders of 10% or more of the outstanding shares of the Trust can require Trustees to call a meeting of shareholders for the purpose of voting on the removal of one or more Trustees. The Trust will assist in communicating to other shareholders about the meeting. On any matter submitted to the shareholders, the holder of each Fund share is entitled to one vote for each dollar of net asset value owned on the record date, and a fractional vote for each fractional dollar of net asset value owned on the record date. However, on matters affecting an individual Fund, a separate vote of the shareholders of that Fund is required. Shareholders of a Fund are not entitled to vote on any matter that does not affect that Fund but which requires a separate vote of another Fund. Shares do not have cumulative voting rights, which means that holders of more than 50% of the shares voting for the election of Trustees can elect 100% of the Trust's Board of Trustees, and the holders of less than 50% of the shares voting for the election of Trustees will not be able to elect any person as a Trustee.

Shareholders of a particular Fund might have the power to elect all of the Trustees of the Trust because that Fund has a majority of the total outstanding shares of the Trust. When issued, each Fund's shares are fully paid and nonassessable, have no pre-emptive or subscription rights, and are fully transferable. There are no conversion rights.

                    CERTAIN FEDERAL INCOME TAX CONSIDERATIONS

TAXATION OF THE FUNDS

Each Fund, which is treated as a separate corporation for federal tax purposes, intends to continue to qualify for treatment as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the Code). Accordingly, a Fund will not be liable for federal income tax on its taxable net investment income and net capital gains (capital gains in excess of capital losses) that it distributes to its shareholders, provided that it distributes at least 90% of its net investment income and the excess of its net short-term capital gain over its net short-term capital loss for the taxable year.

To qualify for treatment as a regulated investment company, a Fund must, among other things, (1) derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of securities, and other income (including gains from options or futures contracts) derived with respect to its business of investing in securities (the 90% test) and (2) satisfy certain diversification requirements at the close of each quarter of its taxable year. Furthermore, for a Fund to pay tax-exempt income dividends, at least 50% of the value of its total assets at the close of each quarter of its taxable year must consist of obligations the interest on which is exempt from federal income tax. Each Fund intends to continue to satisfy this requirement.

The Code imposes a nondeductible 4% excise tax on a regulated investment company that fails to distribute during each calendar year an amount at least equal to the sum of (1) 98% of its taxable net investment income for that calendar year,
(2) 98% of its capital gain net income for the twelve-month period ending on October 31 of that year, and (3) any prior undistributed income and gains. Each Fund intends to continue to make distributions to avoid imposition of this excise tax.

For federal income tax purposes, debt securities purchased by a Fund, including zero coupon bonds, may be treated as having original issue discount (generally, the excess of the stated redemption price at maturity of a debt obligation over its issue price). Original issue discount is treated for federal income tax purposes as income earned by a Fund, whether or not any payment is actually received, and therefore is subject to the distribution requirements mentioned above. However, original issue discount with respect to tax-exempt obligations generally will be excluded from a Fund's taxable income, although that discount will be included in its gross income for purposes of the 90% test and will be added to the adjusted tax basis of those obligations such securities for purposes of determining gain or loss upon sale or at maturity. Generally, the amount of original issue discount is determined on the basis of a constant yield to maturity which takes into account the compounding of accrued interest.

A Fund may purchase debt securities at a market discount. A market discount exists when a security is purchased at a price less than its original issue price adjusted for accrued original issue discount, if any. The Funds intend to defer recognition of accrued market discount until maturity or other disposition of the security. For a security purchased at a market discount, the gain realized on disposition will be treated as taxable ordinary income to the extent of accrued market discount on the security.

The Funds may also purchase debt securities at a premium, I.E., at a purchase price in excess of face amount. With respect to tax-exempt securities, the premium must be amortized to the maturity date, but no deduction is allowed for the premium amortization. The amortized bond premium on a security will reduce Fund's adjusted tax basis in the security. For taxable securities, the premium may be amortized if a Fund so elects. The amortized premium on taxable securities is first offset against interest received on the securities and then allowed as a deduction, and, generally must be amortized under an economic accrual method.

TAXATION OF THE SHAREHOLDERS

Taxable distributions are generally included in a shareholder's gross income for the taxable year in which they are received. However, dividends and other distributions declared in October, November, or December and made payable to shareholders of record in such a month will be deemed to have been received on December 31 if the paid during the following January.

If dividends a Fund distributes to its shareholders are derived from interest income exempt from federal income tax and are designated as "exempt-interest dividends" by the Fund, they will be excludable from a shareholder's gross income for federal income tax purposes. Shareholders who are recipients of Social Security benefits should be aware that exempt-interest dividends received from a Fund are includable in their "modified adjusted gross income" for purposes of determining the amount of such Social Security benefits, if any, that are required to be included in their gross income.

If a Fund invests in any instruments that generate taxable income (such as market discount bonds, as described above, or otherwise under the circumstances described in the Funds' prospectus and this SAI) or engages in securities lending, the portion of any dividend that Fund pays that is attributable to the income earned on those instruments or from such lending will be taxable to its shareholders as ordinary income to the extent of its earnings and profits (and will not qualify for the 15% maximum federal income tax rate for individual shareholders enacted in 2003), and only the remaining portion will qualify as an exempt-interest dividend. Moreover, if a Fund realizes capital gain as a result of market transactions, any distributions of the gain will be taxable to its shareholders. Those distributions will be subject to a 15% maximum federal income tax rate for individual shareholders to the extent they are attributable to net capital gain (I.E., the excess of net long-term capital gain over net short-term capital loss) a Fund recognizes on sales or exchanges of capital assets through March 31, 2011, as noted in the prospectus, but distributions of other capital gain will be taxed as ordinary income.

A shareholder of the Virginia Bond Fund should be aware that a redemption of shares (including any exchange into another USAA Fund) is a taxable event, and, accordingly, a capital gain or loss may be recognized. If a shareholder receives an exempt-interest dividend with respect to any share and has held that share for six months or less, any loss on the redemption or exchange of that share will be disallowed to the extent of such exempt-interest dividend. Similarly, if a shareholder of the Fund receives a distribution taxable as long-term capital gain with respect to shares of the Fund and redeems or exchanges that Fund's shares before he or she has held them for more than six months, any loss on the redemption or exchange (not otherwise disallowed as attributable to an exempt-interest dividend) will be treated as long-term capital loss.

The Funds may invest in industrial development revenue bonds. Interest on certain of those bonds generally is a tax preference item for purposes of the federal alternative minimum tax (AMT), although the interest continues to be excludable from federal gross income. AMT is a supplemental tax designed to ensure that taxpayers pay at least a minimum amount of tax on their income, even if they make substantial use of certain tax deductions and exclusions (referred to as tax preference items). Interest from industrial development revenue bonds is one of the tax preference items that is added to income from other sources for the purposes of determining whether a taxpayer is subject to the AMT and the amount of any tax to be paid. For corporate investors, alternative minimum taxable income is increased by 75% of the amount by which adjusted current earnings (ACE) exceed alternative minimum taxable income before the ACE adjustment. For corporate taxpayers, all tax-exempt interest is considered in calculating the AMT as part of the ACE. Prospective investors should consult their own tax advisers with respect to the possible application of the AMT to their tax situation.

Opinions relating to the validity of tax-exempt securities and the exemption of interest thereon from federal income tax are rendered by recognized bond counsel to the issuers. Neither the Manager's nor the Funds' counsel makes any review of the basis for such opinions.

                                VIRGINIA TAXATION

As a regulated investment company, each Fund may distribute dividends (Virginia exempt-interest dividends) and capital gains (Virginia exempt-capital gains) that are exempt from the Virginia income tax to its shareholders if (1) at the close of each quarter of its taxable year, at least 50% of the value of its total assets consists of obligations, the interest on which is excluded from gross income for federal income tax purposes and (2) the Fund satisfies certain Virginia reporting requirements. The Funds intend to qualify and report under the above requirement so that they can distribute Virginia exempt-interest dividends and Virginia exempt-capital gains. If a Fund fails to so qualify or report, no part of its dividends or capital gains will be exempt from the Virginia income tax.

The portion of dividends constituting Virginia exempt-interest dividends is that portion derived from obligations of Virginia or its political subdivisions or instrumentalities which pay interest excludable from federal gross income or derived from obligations of the United States which pay interest excludable from Virginia taxable income under the laws of the United States. Dividends (1) paid by the Funds, (2) excluded from gross income for federal income tax purposes, and (3) derived from interest on obligations of certain territories and possessions of the United States (those issued by Puerto Rico, the Virgin Islands or Guam) will be exempt from the Virginia income tax.

The portion of distributions constituting Virginia exempt-capital gains is that portion derived from long-term capital gains on the sale or exchange by the Funds of obligations of the Commonwealth of Virginia, any political subdivision or instrumentality of the Commonwealth, or the United States.

To the extent any portion of the dividends distributed to the shareholders by the Funds is derived from taxable interest for Virginia purposes or, as a general rule, net short-term gains, such portion will be taxable to the shareholders as ordinary income. Distributions of long-term capital gains, other than Virginia exempt-capital gains, realized and distributed by the Funds generally will be taxable to their shareholders regardless of how long the shareholders have held their shares. Generally, interest on indebtedness incurred by shareholders to purchase or carry shares of the Funds will not be deductible for Virginia income tax purposes.

The foregoing is only a summary of some of the important Virginia income tax considerations generally affecting the Funds and their shareholders, and does not address any Virginia taxes other than income taxes. No attempt is made to present a detailed explanation of the Virginia income tax treatment of the Funds or their shareholders, and this discussion is not intended as a substitute for careful planning. Accordingly, potential investors in the Funds should consult their tax advisers with respect to the application of Virginia taxes to the receipt of the Funds' dividends and other distributions and as to their own Virginia tax situation.

                       TRUSTEES AND OFFICERS OF THE TRUST

The Board of Trustees of the Trust consists of five Trustees who supervise the business affairs of the Trust. The Board of Trustees is responsible for the general oversight of the Funds' business and for assuring that the Funds are managed in the best interests of each Fund's respective shareholders. The Board of Trustees periodically reviews the Funds' investment performance as well as the quality of other services provided to the Funds and their shareholders by each of the Funds' service providers, including IMCO and its affiliates.

Set forth below are the Non-Interested Trustees, the Interested Trustee, officers, and each of their respective offices and principal occupations during the last five years, length of time served, and information relating to any other Directorships held.

NON-INTERESTED TRUSTEES

                     POSITION(S)    TERM OF OFFICE**    PRINCIPAL OCCUPATION(S) AND          NUMBER OF USAA
NAME, ADDRESS*       HELD WITH      AND FUNDS           OUTSIDE DIRECTORSHIPS DURING         FUNDS OVERSEEN BY
AND AGE              FUNDS          TRUSTEE/OFFICER     THE PAST FIVE YEARS                  TRUSTEE/OFFICER

Barbara B.           Trustee        January 1994        President, Postal Addvantage         One registered
Dreeben (62)                                            (7/92-present), which is a postal    investment company
                                                        mail list management service.        consisting of 39 funds

Robert L. Mason,     Trustee        January 1997        Institute Analyst, Southwest         One registered
Ph.D. (61)                                              Research Institute (3/02-present);   investment company
                                                        Staff Analyst, Southwest Research    consisting of 39 funds
                                                        Institute (9/98-3/02), which
                                                        focuses in the fields of
                                                        technological research.

Michael F.           Trustee        January 2000        President of Reimherr Business       One registered
Reimherr (61)                                           Consulting (5/95-present), which     investment company
                                                        performs business valuations of      consisting of 39 funds
                                                        large companies to include the
                                                        development of annual business
                                                        plans, budgets, and internal
                                                        financial reporting.

Richard A.           Trustee and    January 1992        Vice President, Beldon Roofing       One registered
Zucker (64)         Chairman        and Chair since     Company (7/85-present).              investment company
                                    February 2005                                            consisting of 39 funds

* The address for each Non-Interested Trustee is USAA Investment Management Company, P.O. Box 659430, San Antonio, Texas 78265-9430.

** The term of office for each Trustee is twenty (20) years or until the Trustee reaches age 70. All members of the Board of Trustees shall be presented to shareholders for election or reelection, as the case may be, at least once every five (5) years. Vacancies on the Board of Trustees can be filled by the action of a majority of the Trustees, provided that at least two-thirds of the Trustees have been elected by the shareholders.

TRUSTEES AND OFFICERS OF THE TRUST WHO ARE EMPLOYEES OF THE MANAGER OR AFFILIATED COMPANIES AND ARE CONSIDERED "INTERESTED PERSONS" UNDER THE 1940 ACT.

                     POSITION(S)    TERM OF OFFICE      PRINCIPAL OCCUPATION(S) AND          NUMBER OF USAA
NAME, ADDRESS*       HELD WITH      AND FUNDS           OUTSIDE DIRECTORSHIPS DURING         FUNDS OVERSEEN BY
AND AGE              FUNDS          TRUSTEE/OFFICER     THE PAST FIVE YEARS                  TRUSTEE/OFFICER

Christopher W.       Trustee,       February 2001       President, Financial Services        One registered
Claus (46)           President,                         Group, USAA (1/07-present);          investment company
                     and Vice                           Chair of the Board of Directors      consisting of 39 funds
                     Chairman                           and Chief Investment Officer,
                                                        USAA Investment Management
                                                        Company (IMCO) (1/07-present);
                                                        President and Chief Executive
                                                        Officer, Director, and Chairman
                                                        of the Board of Directors, IMCO
                                                        (12/04- 1/07); President and Chief
                                                        Executive Officer, Director, and
                                                        Vice Chairman of the Board of Directors,
                                                        IMCO (2/01-12/04). Mr. Claus also
                                                        serves as Chairman of the Board of
                                                        Directors of USAA  Shareholder Account
                                                        Services (SAS); USAA Financial Planning
                                                        Services Insurance Agency, Inc. (FPS)
                                                        and USAA Financial Advisors, Inc. (FAI);
                                                        and a director of USAA Life Insurance
                                                        Company (USAA Life) and USAA Federal
                                                        Savings Bank.

Kristi A.            Senior Vice    February 2007       President and Director, IMCO         One registered
Matus (39)           President                          (2/07-present); President and        investment company
                                                        Vice Chair of the Board of           consisting of 39 funds
                                                        Directors, USAA Life (3/04-present);
                                                        Vice President, Products & Regulatory
                                                        Management, USAA Life (1/04-3/04);
                                                        Vice President, Life Insurance Solutions,
                                                        USAA Life (9/02-1/04); Executive Vice
                                                        President and Chief Operating Officer,
                                                        Thrivent Financial Bank (6/01-9/02). Ms.
                                                        Matus also serves as President and
                                                        Director of SAS.

Clifford A.          Vice           May 2002            Senior Vice President, Fixed Income  One registered
Gladson (56)         President                          Investments, IMCO (9/02-present);    investment company
                                                        Vice President, Fixed Income         consisting of 39 funds
                                                        Investments, IMCO (5/02-9/02).

Ronald B. Sweet      Vice           June 2006           Vice President, Equity Investments,  One registered
(44)                 President                          IMCO (6/06-present); Assistant       investment company
                                                        Vice President, Investment Strategy  consisting of 39 funds
                                                        & Analysis, USAA (12/01-6/06).

                     POSITION(S)    TERM OF OFFICE      PRINCIPAL OCCUPATION(S) AND          NUMBER OF USAA
NAME, ADDRESS*       HELD WITH      AND FUNDS           OUTSIDE DIRECTORSHIPS DURING         FUNDS OVERSEEN BY
AND AGE              FUNDS          TRUSTEE/OFFICER     THE PAST FIVE YEARS                  TRUSTEE/OFFICER

Mark S. Howard       Secretary      September 2002      Senior Vice President, USAA Life/    One registered
(43)                                                    IMCO/FPS General Counsel,            investment company
                                                        USAA (10/03-present); Senior Vice    consisting of 39 funds
                                                        President, Securities Counsel,
                                                        USAA (12/02-10/03); Senior Vice
                                                        President, Securities Counsel and
                                                        Compliance, IMCO  1/02-12/02).
                                                        Mr. Howard also holds the officer
                                                        positions of Senior Vice President,
                                                        Secretary and Counsel for USAA Life,
                                                        IMCO, SAS, FPS, and FAI.

Debra K.             Treasurer      July 2005           Assistant Vice President, IMCO/FPS   One registered
Dunn (37)                                               Finance, USAA (9/04-present);        investment company
                                                        Executive Director IMCO/FPS          consisting of 39 funds
                                                        Finance, USAA (12/03-9/04);
                                                        Executive Director FPS Finance,
                                                        USAA (2/03-12/03); Director FPS
                                                        Finance, USAA (12/02-2/03);
                                                        Director Strategic Financial
                                                        Analysis, IMCO (1/01-12/02). Ms.
                                                        Dunn also holds the officer positions
                                                        of Assistant Vice President and
                                                        Treasurer for IMCO and SAS.

James L. Love        Assistant      February 2007       Executive Director Executive         One registered
(38)                 Secretary                          Attorney (EP), Securities Counsel,   investment company
                                                        USAA (1/03-present); Senior          consisting of 39 funds
                                                        Counsel, Securities Counsel, USAA
                                                        (12/02-1/03); Senior Counsel,
                                                        Securities Counsel and Compliance,
                                                        IMCO (5/02-12/02).

Roberto Galindo,     Assistant      July 2000           Assistant Vice President, Portfolio  One registered
 Jr. (46)            Treasurer                          Accounting/Financial Administration, investment company
                                                        USAA (12/02-present); Assistant Vice consisting of 39 funds
                                                        President, Mutual Fund Analysis &
                                                        Support, IMCO (10/01-12/02).

Jeffrey D. Hill      Chief          September           Assistant Vice President, Mutual     One registered
(39)                 Compliance     2004                Funds Compliance, USAA               investment company
                     Officer                            (9/04-present); Assistant Vice       consisting of 39 funds
                                                        President, Investment Management
                                                        Administration & Compliance, USAA
                                                        (12/02-9/04); Assistant Vice
                                                        President, Investment Management
                                                        Administration & Compliance, IMCO
                                                        (9/01-12/02).

* The address of the Interested Trustee and each officer is P.O. Box 659430, San Antonio, Texas 78265-9430.

COMMITTEES OF THE BOARD OF TRUSTEES

The Board of Trustees typically conducts regular meetings five or six times a year to review the operations of the Funds in the USAA family of funds. During the Funds' most recent full fiscal year ended March 31, 2007, the Board of Trustees held meetings five times. A portion of these meetings is devoted to various committee meetings of the Board of Trustees, which focus on particular matters. In addition, the Board of Trustees may hold special meetings by telephone or in person to discuss specific matters that may require action prior to the next regular meeting. The Board of Trustees has four committees: an Executive Committee, an Audit Committee, a Pricing and Investment Committee, and a Corporate Governance Committee. The duties of these four Committees and their present membership are as follows:

EXECUTIVE COMMITTEE: Between the meetings of the Board of Trustees and while the Board is not in session, the Executive Committee of the Board of Trustees has all the powers and may exercise all the duties of the Board of Trustees in the management of the business of the Trust that may be delegated to it by the Board. Trustees Claus and Zucker are members of the Executive Committee. During the Funds' most recent full fiscal year ended March 31, 2007, the Executive Committee held no meetings.

AUDIT COMMITTEE: The Audit Committee of the Board of Trustees reviews the financial information and the independent auditors' reports, and undertakes certain studies and analyses as directed by the Board. Trustees Dreeben, Mason, Reimherr, and Zucker are members of the Audit Committee. During the Funds' most recent full fiscal year ended March 31, 2007, the Audit Committee held meetings four times.

PRICING AND INVESTMENT COMMITTEE: The Pricing and Investment Committee of the Board of Trustees acts upon various investment-related issues and other matters that have been delegated to it by the Board. Trustees Claus, Dreeben, Mason, Reimherr, and Zucker are members of the Pricing and Investment Committee. During the Funds' most recent full fiscal year ended March 31, 2007, the Pricing and Investment Committee held meetings five times.

CORPORATE GOVERNANCE COMMITTEE: The Corporate Governance Committee of the Board of Trustees maintains oversight of the organization, performance, and effectiveness of the Board and independent Trustees. Trustees Dreeben, Mason, Reimherr, and Zucker are members of the Corporate Governance Committee. During the Funds' most recent full fiscal year ended March 31, 2007, the Corporate Governance Committee held meetings four times.

In addition to the previously listed Trustees and/or officers of the Trust who also serve as Trustees and/or officers of the Manager, the following individuals are executive officers of the Manager: Terri L. Luensmann, Senior Vice President, Investment Operations; and Casey L. Wentzell, Senior Vice President, Investment Sales and Service. There are no family relationships among the Trustees, officers, and managerial level employees of the Trust.

The following table sets forth the dollar range of total equity securities beneficially owned by the Trustees of the Funds listed in this SAI and in all the USAA Funds overseen by the Trustees as of the calendar year ended December 31, 2006.

                                                              USAA FUND
                              VIRGINIA     VIRGINIA MONEY      COMPLEX
                             BOND FUND       MARKET FUND        TOTAL

INTERESTED TRUSTEE

Christopher W. Claus            None            None          Over $100,000

NON-INTERESTED TRUSTEES

Barbara B. Dreeben              None            None          Over $100,000
Robert L. Mason                 None            None          Over $100,000
Michael F. Reimherr             None            None          Over $100,000
Richard A. Zucker               None            None          Over $100,000

The following table sets forth information describing the compensation of the current Trustees of the Trust for their services as Trustees for the fiscal year ended March 31, 2007.

   NAME                            AGGREGATE               TOTAL COMPENSATION
    OF                          COMPENSATION FROM             FROM THE USAA
  TRUSTEE                    FUNDS LISTED IN THIS SAI       FAMILY OF FUNDS (B)

INTERESTED TRUSTEE
  Christopher W. Claus             None (a)                    None (a)

NON INTERESTED TRUSTEES
   Barbara B. Dreeben              $ 3,518                      $ 68,900
   Robert L. Mason                 $ 3,749                      $ 73,400
   Michael F. Reimherr             $ 3,442                      $ 67,400
   Richard A. Zucker               $ 4,057                      $ 79,400

(A) CHRISTOPHER W. CLAUS IS AFFILIATED WITH THE TRUST'S INVESTMENT ADVISER, IMCO, AND, ACCORDINGLY, RECEIVES NO REMUNERATION FROM THE TRUST OR ANY OTHER FUND IN THE USAA FUND COMPLEX.

(B) AT MARCH 31, 2007, THE USAA FUND COMPLEX CONSISTED OF ONE REGISTERED INVESTMENT COMPANY OFFERING 39 INDIVIDUAL FUNDS.

No compensation is paid by any fund to any Trustee who is a director, officer, or employee of IMCO or its affiliates. No pension or retirement benefits are accrued as part of fund expenses. The Trust reimburses certain expenses of the Trustees who are not affiliated with the investment adviser. As of June 30, 2007, the officers and Trustees of the Trust and their families as a group owned beneficially or of record less than 1% of the outstanding shares of the Trust.

The Trust knows of no one person who, as of June 30 2007, held of record or owned beneficially 5% or more of either Fund's shares.

                               THE TRUST'S MANAGER

As described in the prospectus, IMCO is the manager and investment adviser, providing services under the Advisory Agreement. IMCO, organized in May 1970, is a wholly owned indirect subsidiary of United Services Automobile Association
(USAA), a large, diversified financial services institution, and has served as investment adviser and underwriter for the Trust from its inception.

In addition to managing the Trust's assets, IMCO advises and manages the investments for USAA and its affiliated companies. As of the date of this SAI, total assets under management by IMCO were approximately $64 billion, of which approximately $39 billion were in mutual fund portfolios.

ADVISORY AGREEMENT

Under the Advisory Agreement, IMCO provides an investment program, carries out the investment policy, and manages the portfolio assets for each Fund. For these services under the Advisory Agreement, the Trust has agreed to pay IMCO a fee computed as described under FUND MANAGEMENT in the prospectus. Management fees are computed and accrued daily and payable monthly. IMCO is authorized, subject to the control of the Board of Trustees of the Trust, to determine the selection, amount, and time to buy or sell securities for each Fund. IMCO compensates all personnel, officers, and Trustees of the Trust if such persons are also employees of IMCO or its affiliates.

Except for the services and facilities provided by IMCO, the Funds pay all other expenses incurred in their operations. Expenses for which the Funds are responsible include taxes (if any); brokerage commissions on portfolio transactions (if any); expenses of issuance and redemption of shares; charges of transfer agents, custodians, and dividend disbursing agents; cost of preparing and distributing proxy material; costs of printing and engraving stock certificates; auditing and legal expenses; certain expenses of registering and qualifying shares for sale; fees of Trustees who are not interested persons (not affiliated) of IMCO; costs of printing and mailing the prospectus, SAI, and periodic reports to existing shareholders; and any other charges or fees not specifically enumerated. IMCO pays the cost of printing and mailing copies of the prospectus, the SAI, and reports to prospective shareholders.

The Advisory Agreement will remain in effect until July 31, 2008, for each Fund and will continue in effect from year to year thereafter for each Fund as long as it is approved at least annually by a vote of the outstanding voting securities of such Fund (as defined by the 1940 Act) or by the Board of Trustees (on behalf of such Fund) including a majority of the Trustees who are not interested persons of IMCO or (otherwise than as Trustees) of the Trust, at a meeting called for the purpose of voting on such approval. The Advisory Agreement may be terminated at any time by either the Trust or IMCO on 60 days' written notice. It will automatically terminate in the event of its assignment (as defined in the 1940 Act).

From time to time, IMCO may voluntarily, without prior notice to shareholders, waive all or any portion of fees or agree to reimburse expenses incurred by a Fund. IMCO may modify or eliminate the voluntary waiver at any time without prior notice to shareholders.

For the last three fiscal years ended March 31, management fees were as follows:

                                     2005           2006           2007
  Virginia Bond Fund            $ 1,858,044    $ 1,887,846     $ 1,811,145
  Virginia Money Market Fund    $   554,483    $   626,551     $   699,696

The Virginia Bond Fund's management fee is based upon two components, a base fee and performance adjustment. The base fee of the Funds is accrued daily and paid monthly, is computed as a percentage of the aggregate average net assets of both Funds combined. This base fee is allocated between the Funds based on the relative net assets of each. This base fee is computed and paid at one-half of one percent (0.50%) of the first $50 million of average net assets, two-fifths of one percent (0.40%) for that portion of average net assets over $50 million but not over $100 million, and three-tenths of one percent (0.30%) for that portion of average net assets over $100 million. The performance adjustment for the Virginia Bond Fund increases or decreases the base fee depending upon the performance of the Fund relative to its relevant index. The Virginia Bond Fund's performance will be measured relative to that of the Lipper Virginia Municipal Debt Fund Index. With respect to the Virginia Money Market Fund, the management fee will continue to consist solely of the base fee discussed in this paragraph.

COMPUTING THE PERFORMANCE ADJUSTMENT

For any month, the base fee of the Virginia Bond Fund will equal the Fund's average net assets for that month multiplied by the annual base fee rate for the Fund, multiplied by a fraction, the numerator of which is the number of days in the month and the denominator of which is 365 (366 in leap years). The base fee is then adjusted based upon the Fund's average annual performance during the performance period compared to the average annual performance of the Fund's relevant index over the same time period. The performance period for the Virginia Bond Fund consists of the current month plus the previous 35 months.

The annual performance adjustment rate is multiplied by the average net assets of the Virginia Bond Fund over the performance period, which is then multiplied by a fraction, the numerator of which is the number of days in the month and the denominator of which is 365 (366 in leap years). The resulting amount is then added to (in the case of overperformance) or subtracted from (in the case of underperformance) the base fee as referenced in the chart on the following page:

         OVER/UNDER PERFORMANCE                  ANNUAL ADJUSTMENT RATE
           RELATIVE TO INDEX                 (IN BASIS POINTS AS A PERCENTAGE
          (IN BASIS POINTS) 1                 OF A FUND'S AVERAGE NET ASSETS)

            +/- 20 to 50                                +/- 4
            +/- 51 to 100                               +/- 5
          +/- 101 and greater                           +/- 6

  1 BASED ON THE DIFFERENCE BETWEEN AVERAGE ANNUAL PERFORMANCE OF THE FUND AND ITS RELEVANT INDEX, ROUNDED TO THE NEAREST BASIS POINT (.01%).

For example, assume that a fixed income fund with average net assets of $900 million has a base fee of 0.30 of 1% (30 basis points) of the fund's average net assets. Also assume that the fund had average net assets during the performance period of $850 million. The following examples demonstrate the effect of the performance adjustment during a given 30-day month in various market environments, including situations in which the fund has outperformed, underperformed, and approximately matched its relevant index:

                                    EXAMPLES

                                  1           2          3            4           5          6
Fund Performance (a)            6.80%       5.30%       4.30%      (7.55%)    (-5.20%)    (3.65%)
Index Performance (a)           4.75%       5.15%       4.70%      (8.50%)    (-3.75%)    (3.50%)
                              ---------   ---------   ---------   ---------   ---------   -----------
Over/Under Performance (b)     + 205         +15        - 40        + 95       - 145       - 15
Annual Adjustment Rate (b)       + 6           0          -4         + 5         - 6          0
Monthly Adjustment Rate (c)     .0049%         n/a     (.0033%)      .0041%    (.0049%)         n/a
Base Fee for Month            $ 221,918  $ 221,918   $ 221,918    $ 221,918  $ 221,918    $ 221,918
Performance Adjustment           41,650          0     (28,050)      34,850    (41,650)           0
                             -----------------------------------------------------------------------
Monthly Fee                   $ 263,568  $ 221,918   $ 193,868    $ 256,768  $ 180,268    $ 221,918
                             =======================================================================

(A)  AVERAGE ANNUAL PERFORMANCE OVER A 36-MONTH PERIOD

(B)  IN BASIS POINTS

(C) ANNUAL ADJUSTMENT RATE DIVIDED BY 365, MULTIPLIED BY 30, AND STATED AS A PERCENTAGE

The Virginia Bond Fund measures its investment performance by comparing the beginning and ending redeemable value of an investment in the Fund during the measurement period, assuming the reinvestment of dividends and capital gains distributions during the period. Lipper uses this same methodology when it measures the investment performance of the component mutual funds within the Virginia Municipal Debt Fund Index. Because the adjustment to the base fee is based upon the Fund's performance compared to the investment record of its respective Index, the controlling factor as to whether a performance adjustment will be made is not whether the Fund's performance is up or down per se, but whether it is up or down more or less than the record of its respective Index. Moreover, the comparative investment performance of the Fund is based solely on the relevant performance period without regard to the cumulative performance over a longer or shorter period of time.

ADMINISTRATION AND SERVICING AGREEMENT

Under an Administration and Servicing Agreement effective August 1, 2001, IMCO is obligated on a continuous basis to provide such administrative services as the Board of Trustees of the Trust reasonably deems necessary for the proper administration of the Funds. IMCO will generally assist in all aspects of the Funds' operations; supply and maintain office facilities, statistical and research data, data processing services, clerical, accounting, bookkeeping and recordkeeping services (including without limitation the maintenance of such books and records as are required under the 1940 Act and the rules thereunder, except as maintained by other agents), internal auditing, executive and administrative services, and stationery and office supplies; prepare and file tax returns; supply financial information and supporting data for reports to and filings with the SEC and various state Blue Sky authorities; supply supporting documentation for meetings of the Board of Trustees; provide and maintain an appropriate fidelity bond; process and coordinate purchases and redemptions and coordinate and implement wire transfers in connection therewith; execute orders under any offer of exchange involving concurrent purchases and redemptions of shares of one or more funds in the USAA family of funds; respond to shareholder inquiries; assist in processing shareholder proxy statements, reports, prospectuses, and other shareholder communications; furnish statements and confirms of all account activity; respond to shareholder complaints and other correspondence; and negotiate arrangements with, and supervise and coordinate the activities of, agents and others to supply services. For these services under the Administration and Servicing Agreement, the Trust has agreed to pay IMCO a fee computed daily and paid monthly, at an annual rate equal to fifteen one-hundredths of one percent (0.15%) for the Virginia Bond Fund and one-tenth of one percent (0.10%) for the Virginia Money Market Fund of the average net assets of the respective Fund. We may also delegate one or more of our responsibilities to others at our expense.

For the last three fiscal years ended March 31, the Trust paid IMCO the following administration and servicing fees:

                                     2005            2006              2007
  Virginia Bond Fund              $753,867        $ 795,643         $ 808,511
  Virginia Money Market Fund      $171,975        $ 195,406         $ 218,795

In addition to the services provided under the Funds' Administration and Servicing Agreement, the Manager also provides certain legal and tax services for the benefit of the Funds. The Trust's Board of Trustees has approved the reimbursement of these expenses incurred by the Manager. For the last three fiscal years ended March 31, 2007, the Funds reimbursed the Manager for these legal and tax services as follows:

                                     2005            2006            2007
   Virginia Bond Fund             $ 13,837        $ 17,605        $ 13,517
   Virginia Money Market Fund     $  7,236        $ 10,497        $  6,793

CODE OF ETHICS

The Funds and the Manager have adopted a joint code of ethics pursuant to Rule 17j-1 under the 1940 Act, which permits personnel covered by the rule to invest in securities that may be purchased or held by a Fund but prohibits fraudulent, deceptive, or manipulative conduct in connection with that personal investing. The Board of Trustees reviews the administration of the joint code of ethics at least annually and receives certifications from the Manager regarding compliance with the code of ethics annually.

While the officers and employees of the manager, as well as those of the Funds, may engage in personal securities transactions, there are certain restrictions in the procedures in the Codes of Ethics adopted by the Manager and the Funds. The Codes of Ethics are designed to ensure that the shareholders' interests come before the individuals who manage their Funds. The Codes of Ethics require the portfolio manager and other employees with access information about the purchase or sale of securities by the Funds to abide by the Code of Ethics requirements before executing permitted personal trades. A copy of the Codes of Ethics has been filed with the SEC and is available for public view.

UNDERWRITER

The Trust has an agreement with IMCO for exclusive underwriting and distribution of the Funds' shares on a continuing best efforts basis. This agreement provides that IMCO will receive no fee or other compensation for such distribution services.

TRANSFER AGENT

The Transfer Agent performs transfer agent services for the Trust under a Transfer Agency Agreement. Services include maintenance of shareholder account records, handling of communications with shareholders, distribution of Fund dividends, and production of reports with respect to account activity for shareholders and the Trust. For its services under the Transfer Agency Agreement, each Fund pays the Transfer Agent an annual fixed fee of $25.50 per account. This fee is subject to change at any time.

The fee to the Transfer Agent includes processing of all transactions and correspondence. Fees are billed on a monthly basis at the rate of one-twelfth of the annual fee. Each Fund pays all out-of-pocket expenses of the Transfer Agent and other expenses which are incurred at the specific direction of the Trust. In addition, certain entities may receive payments directly or indirectly from the Transfer Agent, IMCO, or their affiliates for providing shareholder services to their clients who hold Fund shares.

                          PORTFOLIO MANAGER DISCLOSURE

OTHER ACCOUNTS MANAGED

The following tables set forth other accounts for which the Funds' portfolio managers were primarily responsible for the day-to-day portfolio management as of the fiscal year ended March 31, 2007, unless otherwise specified.

VIRGINIA BOND FUND

==================================================================================================================================
PORTFOLIO MANAGER      REGISTERED INVESTMENT COMPANIES       OTHER POOLED INVESTMENT VEHICLES           OTHER ACCOUNTS
                     NUMBER OF ACCOUNTS     TOTAL ASSETS    NUMBER OF ACCOUNTS    TOTAL ASSETS   NUMBER OF ACCOUNTS  TOTAL ASSETS
==================================================================================================================================
Robert Pariseau            3*              $3,405,355,000           0                  $0                0                $0

John C. Bonnell            6**             $6,018,049,000           0                  $0                0                $0

* All three of the accounts managed by Mr. Pariseau have advisory fees based on the performance of the account.

** Three of these accounts with total assets of $3,405,335,000 have advisory fees based on the performance of the account.

CONFLICTS OF INTEREST

These  portfolio  managers  provide  portfolio   management   services  only  to
investment companies in the USAA retail fund family and do not manage any private accounts of unregistered mutual funds.

Portfolio managers make investment decisions for the funds they manage based on the fund's investment objective, permissible investments, cash flow and other relevant investment considerations that they consider applicable to that portfolio. Therefore, portfolio managers could purchase or sell securities for one portfolio and not another portfolio, or can take similar action for two portfolios at different times, even if the portfolios have the same investment objective and permissible investments.

Potential conflicts of interest may arise when allocating and/or aggregating trades for funds with a performance fee and those without a performance fee. IMCO often will aggregate multiple orders for the same security for different mutual funds into one single order. To address these potential conflicts of interest, IMCO has adopted detailed procedures regarding the allocation of client orders, and such transactions must be allocated to funds in a fair and equitable manner.

The performance of each Fund is also periodically reviewed by IMCO's Investment Strategy Committee (ISC), and portfolio managers have the opportunity to explain the reasons underlying a Fund's performance. The ISC and the Board of Trustees of USAA Tax Exempt Funds also routinely review and compare the performance of the Funds with the performance of the other funds with the same investment objectives and permissible investments.

As discussed above, IMCO has policies and procedures designed to seek to minimize potential conflicts of interest arising from portfolio managers advising multiple funds. The Mutual Funds compliance department monitors a variety of areas to ensure compliance with the USAA Funds Compliance Program written procedures, including monitoring each fund's compliance with its investment restrictions and guidelines, and monitoring and periodically reviewing or testing transactions made on behalf of multiple funds to seek to ensure compliance with the USAA Funds Compliance Program written policies and procedures.

COMPENSATION

IMCO's compensation structure includes a base salary and an incentive component. The portfolio managers are officers of IMCO and their base salary is determined by the salary range for their official position, which is influenced by market and competitive considerations. The base salary is fixed but can change each year as a result of the portfolio manager's annual evaluation or if the portfolio manager is promoted. Each portfolio manager also is eligible to receive an incentive payment based on the performance of the Fund(s) managed by the portfolio manager compared to each Fund's comparative ranking against all funds within the appropriate Lipper category, or for money market funds within the appropriate iMoneyNet, Inc. category. Each fixed income fund, except for the money market funds, has a performance fee component to the advisory fee earned by IMCO. The performance fee adjustment for these Funds is based on the Fund's relative performance compared to the appropriate Lipper index, rather than the Fund's ranking against all funds in its Lipper category. Portfolio managers will receive incentive payments under this plan only if the Funds they manage are at or above the 50th percentile compared to their industry peers, and the incentive payment increases the higher the Fund's relative ranking in its peer universe. In determining the incentive payment of a portfolio manager who manages more than one Fund, IMCO considers the relative performance of each Fund in proportion to the total assets managed by the portfolio manager.

In addition to salary and incentive payments, portfolio managers also participate in other USAA benefits to the same extent as other employees. Also, USAA has established certain supplemental retirement programs and bonus program available to all officers of USAA-affiliated companies.

PORTFOLIO OWNERSHIP

Because the Virginia Funds can only be offered for sale to Virginia residents, as of the fiscal year ended March 31, 2007, the Funds' portfolio managers did not beneficially own any securities of these Funds.

                          PORTFOLIO HOLDINGS DISCLOSURE

The Trust's Board of Trustees has adopted a policy on selective disclosure of portfolio holdings. The Trust's policy is to protect the confidentiality of each Fund's portfolio holdings and prevent the selective disclosure of material non-public information about the identity of such holdings. To prevent the selective disclosure of portfolio holdings of the Funds, the general policy of the Funds is to not disclose any portfolio holdings of the Funds, other than the portfolio holdings filed with the SEC on Form N-CSR (i.e., annual and semiannual reports) and Form N-Q (I.E., quarterly portfolio holdings reports), and any portfolio holdings made available on USAA.COM. This general policy shall not apply, however, in the following instances:

* Where the person to whom the disclosure is made owes a fiduciary or other duty of trust or confidence to the Funds (E.G., auditors, attorneys, and Access Persons under the Funds' Joint Code of Ethics);

* Where the person has a valid reason to have access to the portfolio holdings information and has agreed not to disclose or misuse the information (E.G., custodians, accounting agents, securities lending agents, subadvisers, rating agencies, mutual fund evaluation services, such as Lipper, and proxy voting agents);

*    As disclosed in this SAI; and

*    As required by law or a regulatory body.

If portfolio holdings are released pursuant to an ongoing arrangement with any party that owes a fiduciary or other duty of trust or confidence to a Fund or has a valid reason to have access to the portfolio holdings information and has agreed not to disclose or misuse the information, the Fund must have a legitimate business purpose for doing so, and neither the Fund, nor the Manager or its affiliates, may receive any compensation in connection with an arrangement to make available information about the Fund's portfolio holdings. If the applicable conditions set forth above are satisfied, the Fund may distribute portfolio holdings to mutual fund evaluation services such as Lipper Inc. and broker-dealers that may be used by the Fund, for the purpose of efficient trading and receipt of relevant research. In providing this information to broker-dealers, reasonable precautions are taken to avoid any potential misuse of the disclosed information.

The Fund also may disclose any and all portfolio information to its service providers and others who generally need access to such information in the performance of their contractual duties and responsibilities and are subject to duties of confidentiality, including a duty not to trade on non-public information, imposed by law and/or agreement. These service providers include each Fund's custodian, auditors, attorneys, investment adviser, administrator, and each of their respective affiliates and advisers.

Any person or entity that does not have a previously approved ongoing arrangement to receive non-public portfolio holdings information and seeks a Fund's portfolio holdings information that (i) has not been filed with the SEC, or (ii) is not available on USAA.COM, must submit its request in writing to the Fund's Chief Compliance Officer (CCO), or USAA Securities Counsel, who will make a determination whether disclosure of such portfolio holdings may be made and whether the relevant Fund needs to make any related disclosure in its SAI. A report will be made to each Fund's Board of Trustees at each quarterly meeting about (i) any determinations made by the CCO, USAA Securities Counsel, pursuant to the procedures set forth in this paragraph, and (ii) any violations of the portfolio holdings policy.

Each Fund intends to post its annual and semiannual reports, and quarterly schedules of portfolio holdings on USAA. COM after these reports are filed with the Securities and Exchange Commission. In addition, the Virginia Bond Fund intends to post its top ten holdings on USAA.COM 15 days following the end of each month.

In order to address potential conflicts of interest between the interests of a Fund's shareholders, on the one hand, and the interests of the Fund's investment adviser, principal underwriter, or certain affiliated persons, on the other, the Funds have adopted the policies described above (i) prohibiting the receipt of compensation in connection with an arrangement to make available information about a Fund's portfolio holdings and (ii) requiring certain requests for non-public portfolio holdings information to be approved by the CCO or USAA Securities Counsel, and then reported to the Fund's Board, including the Non-Interested Trustees.

                               GENERAL INFORMATION

CUSTODIAN AND ACCOUNTING AGENT

State Street Bank and Trust Company, P.O. Box 1713, Boston, Massachusetts 02105, is the Trust's custodian and accounting agent. The Custodian is responsible for, among other things, safeguarding and controlling each Fund's cash and securities, handling the receipt and delivery of securities, processing the pricing of each Fund's securities, and collecting interest on the Funds' investments. The accounting agent is responsible for, among other things, calculating each Fund's daily net asset value and other recordkeeping functions.

COUNSEL

Kirkpatrick & Lockhart Preston Gates Ellis LLP, 1601 K Street NW, Washington, DC 20006, reviews certain legal matters for the Company in connection with the shares offered by the prospectus.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Ernst & Young LLP, 1800 Frost Bank Tower, 100 West Houston Street, San Antonio, Texas 78205, is the current independent registered public accounting firm for the Funds. In this capacity, the firm is responsible for the audits of the annual financial statements of the Trust and reporting thereon.

              APPENDIX A -- TAX-EXEMPT SECURITIES AND THEIR RATINGS

TAX-EXEMPT SECURITIES

Tax-exempt securities generally include debt obligations issued by states and their political subdivisions, and duly constituted authorities and corporations, to obtain funds to construct, repair or improve various public facilities such as airports, bridges, highways, hospitals, housing, schools, streets, and water and sewer works. Tax-exempt securities may also be issued to refinance outstanding obligations as well as to obtain funds for general operating expenses and for loans to other public institutions and facilities.

The two principal classifications of tax-exempt securities are "general obligations" and "revenue" or "special tax" bonds. General obligation bonds are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue or special tax bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other tax, but not from general tax revenues. The Funds may also invest in tax-exempt industrial development revenue bonds, which in most cases are revenue bonds and generally do not have the pledge of the credit of the issuer. The payment of the principal and interest on such industrial development revenue bonds is dependent solely on the ability of the user of the facilities financed by the bonds to meet its financial obligations and the pledge, if any, of real and personal property so financed as security for such payment. There are, of course, many variations in the terms of, and the security underlying, tax-exempt securities. Short-term obligations issued by the states, cities, municipalities or municipal agencies include tax anticipation notes, revenue anticipation notes, bond anticipation notes, construction loan notes, and short-term notes.

The yields of tax-exempt securities depend on, among other things, general money market conditions, conditions of the tax-exempt bond market, the size of a particular offering, the maturity of the obligation, and the rating of the issue. The ratings of Moody's Investors Service (Moody's), Standard & Poor's Ratings Group (S&P),

Fitch Ratings (Fitch), Dominion Bond Rating Service Limited (Dominion) and A.M. Best Co., Inc. (A.M. Best) represent their opinions of the quality of the securities rated by them. It should be emphasized that such ratings are general and are not absolute standards of quality. Consequently, securities with the same maturity, coupon, and rating may have different yields, while securities of the same maturity and coupon but with different ratings may have the same yield. It will be the responsibility of the Manager to appraise independently the fundamental quality of the tax-exempt securities included in a Fund's portfolio.

1. LONG-TERM DEBT RATINGS:

MOODY'S INVESTORS SERVICE

Aaa Obligations rated Aaa are judged to be of the best quality, with minimal credit risk.

Aa Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A Obligations rated A are considered upper-medium grade and are subject to low credit risk.

Baa Obligations rated Baa are subject to moderate credit risk. They are considered medium-grade and as such may possess certain speculative characteristics.

Ba Obligations rated Ba are judged to have speculative elements and are subject to substantial credit risk.

B Obligations rated B are considered speculative and are subject to high risk.

Caa Obligations rated Caa are judged to be of poor standing and are subject to very high credit risk.

Ca Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C Obligations rated C are the lowest rated class of bonds and are typically in default, with little prospect for recovery of principal or interest.

NOTE: MOODY'S APPLIES NUMERICAL MODIFIERS 1, 2, AND 3 IN EACH GENERIC RATING CLASSIFICATION FROM AAA THROUGH C. THE MODIFIER 1 INDICATES THAT THE OBLIGATION RANKS IN THE HIGHER END OF ITS GENERIC RATING CATEGORY, THE MODIFIER 2 INDICATES A MID-RANGE RANKING, AND THE MODIFIER 3 INDICATES A RANKING IN THE LOWER END OF THAT GENERIC RATING CATEGORY.

STANDARD & POOR'S RATINGS GROUP (S&P)

AAA An obligation rated AAA has the highest rating assigned by S&P. The obligor's capacity to meet its financial commitment on the obligation is EXTREMELY STRONG.

AA An obligation rated AA differs from the highest rated issues only in small degree. The obligor's capacity to meet its financial commitment on the obligation is VERY STRONG.

A An obligation rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still STRONG.

BBB An obligation rated BBB exhibits ADEQUATE capacity to pay interest and repay principal. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB An obligation rated BB is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B An obligation rated B is more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commit-ment on the obligation.

CCC An obligation rated CCC is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC        An obligation rated C is currently highly vulnerable to nonpayment.

C An obligation rated C may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.

D An obligation rated D is in payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

PLUS (+) OR MINUS (-): THE RATINGS FROM AA TO BBB MAY BE MODIFIED BY THE ADDITION OF A PLUS OR MINUS SIGN TO SHOW RELATIVE STANDING WITHIN THE MAJOR RATING CATEGORIES.

AAA Highest credit quality. "AAA" ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA Very high credit quality. "AA" ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A High credit quality. "A" ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB Good credit quality. "BBB" ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

BB SPECULATIVE. "BB" ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

B HIGHLY SPECULATIVE. "B" ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

CCC       HIGH  DEFAULT  RISK.   "CCC"  ratings   indicate  default  is  a  real
          possibility. Capacity for meeting financial commitment is solely reliant upon sustained, favorable business or economic developments.

CC HIGH DEFAULT RISK. A "CC" rating indicates that default of some kind appears probable.

C         HIGH DEFAULT RISK. "C" ratings signal imminent default.

DDD DEFAULT. The ratings of obligations in this category are based on their prospects for achieving partial or full recovery in a reorganization or liquidation of the obligor. While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines. "DDD" obli-gations have the highest potential for recovery, around 90% - 100% of outstanding amounts and accrued interest.

DD        DEFAULT.  "DD" indicates potential recoveries in the range of 50%-90%.

D         DEFAULT. "D" indicates the lowest recovery potential, I.E. below 50%.

PLUS (+) OR MINUS (-): THE RATINGS FROM AA TO BBB MAY BE MODIFIED BY THE ADDITION OF A PLUS OR MINUS SIGN TO SHOW RELATIVE STANDING WITHIN THE MAJOR RATING CATEGORIES.

DOMINION BOND RATING SERVICE LIMITED (DOMINION)

As is the case with all Dominion rating scales, long-term debt ratings are meant to give an indication of the risk that the borrower will not fulfill its full obligations in a timely manner with respect to both interest and principal commitments. Dominion ratings do not take factors such as pricing or market risk into consideration and are expected to be used by purchasers as one part of their investment process. Every Dominion rating is based on quantitative and qualitative considerations that are relevant for the borrowing entity.

AAA Bonds rated "AAA" are of the highest credit quality, with exceptionally strong protection for the timely repayment of principal and interest. Earnings are considered stable, the structure of the industry in which the entity operates is strong, and the outlook for future profitability is favorable. There are few qualifying factors present that would detract from the performance of the entity, the strength of liquidity and coverage ratios is unquestioned, and the entity has established a creditable track record of superior performance. Given the extremely tough definition that Dominion has established for this category, few entities are able to achieve a AAA rating.

AA Bonds rated "AA" are of superior credit quality, and protection of interest and principal is considered high. In many cases, they differ from bonds rated AAA only to a small degree. Given the extremely tough definition that Dominion has for the AAA category (which few companies are able to achieve), entities rated AA are also considered to be strong credits, which typically exemplify above-average strength in key areas of consideration and are unlikely to be significantly affected by reasonably foreseeable events.

A Bonds rated "A" are of satisfactory credit quality. Protection of interest and principal is still substantial, but the degree of strength is less than with AA rated entities. While a respectable rating, entities in the "A" category are considered to be more susceptible to adverse economic conditions and have greater cyclical tendencies than higher rated companies.

BBB Bonds rated "BBB" are of adequate credit quality. Protection of interest and principal is considered adequate, but the entity is more susceptible to adverse changes in financial and economic conditions, or there may be other adversities present that reduce the strength of the entity and its rated securities.

BB Bonds rated "BB" are defined to be speculative, where the degree of protection afforded interest and principal is uncertain, particularly during periods of economic recession. Entities in the BB area typically have limited access to capital markets and additional liquidity support and, in many cases, small size or lack of competitive strength may be additional negative considerations.

B Bonds rated "B" are highly speculative and there is a reasonably high level of uncertainty which exists as to the ability of the entity to pay interest and principal on a continuing basis in the future, especially in periods of economic recession or industry adversity.

CCC/CC/C Bonds rated in any of these categories are very highly speculative and are in danger of default of interest and principal. The degree of adverse elements present is more severe than bonds rated "B." Bonds rated below "B" often have characteristics, which, if not remedied, may lead to default. In practice, there is little difference between the "C" to "CCC" categories, with "CC" and "C" normally used to lower ranking debt of companies where the senior debt is rated in the "CCC" to "B" range.

D This category indicates Bonds in default of either interest or principal.

NOTE: (HIGH/LOW) GRADES ARE USED TO INDICATE THE RELATIVE STANDING OF A CREDIT WITHIN A PARTICULAR RATING CATEGORY. THE LACK OF ONE OF THESE DESIGNATIONS INDICATES A RATING THAT IS ESSENTIALLY IN THE MIDDLE OF THE CATEGORY. NOTE THAT "HIGH" AND "LOW" GRADES ARE NOT USED FOR THE AAA CATEGORY.

A.M. BEST CO., INC.

A.M. Best's Long-Term Debt Rating (issue credit rating) is an opinion as to the issuer's ability to meet its financial obligations to security holders when due. There ratings are assigned to debt and preferred stock issues.

aaa Assigned to issues, where the issuer has, in our opinion, an exceptional ability to meet the terms of the obligation.

aa Assigned to issues, where the issuer has, in our opinion, a very strong ability to meet the terms of the obligation.

a Assigned to issues, where the issuer has, in our opinion, a strong ability to meet the terms of the obligation.

bbb Assigned to issues, where the issuer has, in our opinion, an adequate ability to meet the terms of the obligation; however, is more susceptible to changes in economic or other conditions.

bb Assigned to issues, where the issuer has, in our opinion, speculative credit characteristics generally due to a modest margin of principal and interest payment protection and vulnerability to economic changes.

b As signed to issues, where the issuer has, in our opinion, very speculative credit characteristics generally due to a modest margin of principal and interest payment protection and extreme vulnerability to economic changes.

ccc,
cc,c Assigned to issues, where the issuer has, in our opinion, extremely speculative credit characteristics, generally due to a modest margin of principal and interest payment protection and/or limited ability to withstand adverse changes in economic or other conditions.

d In default on payment of principal, interest or other terms and conditions. The rating also is utilized when a bankruptcy petition, or similar action, has been filed.

RATINGS FROM "AA" TO "BBB" MAY BE ENHANCED WITH A "+" (PLUS) OR "-" (MINUS) TO INDICATE WHETHER CREDIT QUALITY IS NEAR THE TOP OR BOTTOM OF A CATEGORY.

2. SHORT-TERM DEBT RATINGS:

MOODY'S STATE AND TAX-EXEMPT NOTES

MIG-1 This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG-2 This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

MIG-3 This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

SG        This  designation  denotes   speculative-grade  credit  quality.  Debt
          instruments   in  this  category  may  lack   sufficient   margins  of
          protection.

NP Not Prime. Issues do not fall within any of the Prime rating categories.

MOODY'S COMMERCIAL PAPER

Prime-1 Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:

         *  Leading market positions in well-established industries.
         *  High rates of return on funds employed.
         * Conservative capitalization structures with moderate reliance on debt and ample asset protection.
         * Broad margins in earning coverage of fixed financial charges and high internal cash generation.
         * Well-established access to a range of financial markets and assured sources of alternate liquidity.

Prime-2 Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Prime-3 Issuers rated Prime-3 have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

S&P TAX-EXEMPT NOTES

SP-1 Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

SP-2 Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

S&P COMMERCIAL PAPER

A-1 This designation indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus (+) sign designation.

A-2 Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated A-1.

A-3 Issues carrying this designation have an adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

B Issues rated "B" are regarded as having speculative capacity for timely payment.

C This rating is assigned to short-term debt obligations with a doubtful capacity for payment.

D Debt rated "D" is in payment default. The "D" rating category is used when interest payments or principal payments are not made on the due date, even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period.

FITCH'S COMMERCIAL PAPER, CERTIFICATES OF DEPOSIT, AND TAX-EXEMPT NOTES

F1 HIGHEST CREDIT QUALITY. Indicates the strongest capacity for timely payment of financial commitments; may have an added "+" to denote any exceptionally strong credit features.

F2 GOOD CREDIT QUALITY. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

F3 FAIR CREDIT QUALITY. The capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

B        SPECULATIVE.   Minimal   capacity  for  timely   payment  of  financial
         commitments,   plus  vulnerability  to  near-term  adverse  changes  in
         financial and economic conditions.

C HIGH DEFAULT RISK. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

D        DEFAULT. Denotes actual or imminent payment default.

DOMINION COMMERCIAL PAPER

R-1 (high)       Short-term  debt rated "R-1  (high)" is of the  highest  credit quality,  and indicates an entity that  possesses  unquestioned ability to repay current liabilities as they fall due. Entities rated  in this  category  normally  maintain  strong  liquidity positions, conservative debt levels and profitability, which is both  stable and above  average.  Companies  achieving  an "R-1
                 (high)"  rating  are  normally  leaders in  structurally  sound
                 industry  segments  with  proven  track  records,   sustainable
                 positive future results and no substantial qualifying negative factors. Given the extremely tough definition, which Dominion has established for an "R-1 (high)," few entities are strong enough to achieve this rating.

R-1 (middle)     Short-term  debt rated "R-1  (middle)"  is of  superior  credit quality and, in most cases, ratings in this category differ from "R-1 (high)" credits to only a small degree. Given the extremely tough definition, which Dominion has for the "R-1
                 (high)" category (which few companies are able to achieve), entities rated "R-1 (middle)" are also considered strong credits which typically exemplify above average strength in key areas of consideration for debt protection.

R-1  (low)       Short-term  debt rated "R-1  (low)" is of  satisfactory  credit quality. The overall strength and outlook for key liquidity, debt and profitability ratios is not normally as favorable as with higher rating categories, but these considerations are still respectable. Any qualifying negative factors that exist are considered manageable, and the entity is normally of sufficient size to have some influence in its industry.

R-2 (high),
R-2 (middle),
R-2 (low)        Short-term  debt rated "R-2" is of adequate  credit quality and within the three subset  grades,  debt  protection  ranges from having  reasonable  ability  for timely  repayment  to a level, which is considered only just adequate.  The liquidity and debt ratios  of  entities  in the  "R-2"  classification  are not as strong as those in the "R-1" category,  and the past and future trend may suggest some risk of maintaining  the strength of key ratios in these areas. Alternative sources of liquidity support
                 are  considered  satisfactory;   however,  even  the  strongest
                 liquidity support will not improve the commercial paper rating of the issuer. The size of the entity may restrict its flexibility, and its relative position in the industry is not typically as strong as an "R-1 credit." Profitability trends, past and future, may be less favorable, earnings not as stable, and there are often negative qualifying factors present, which could also make the entity more vulnerable to adverse changes in financial and economic conditions.

R-3 (high),
R-3 (middle),
R-3 (low)        Short-term  debt  rated  "R-3" is  speculative,  and within the three subset  grades,  the capacity for timely  payment  ranges from mildly speculative to doubtful. "R-3" credits tend to have weak  liquidity and debt ratios,  and the future trend of these
                 ratios  is  also  unclear.   Due  to  its  speculative  nature,
                 companies  with "R-3" ratings would  normally have very limited access to  alternative  sources of  liquidity.  Earnings  would
                 typically   be  very   unstable,   and  the  level  of  overall
                 profitability  of the  entity  is also  likely  to be low.  The
                 industry   environment   may  be  weak,  and  strong   negative
                 qualifying factors are also likely to be present.

NOTE: ALL THREE DOMINION RATING CATEGORIES FOR SHORT-TERM DEBT USE "HIGH," "MIDDLE," OR "LOW" AS SUBSET GRADES TO DESIGNATE THE RELATIVE STANDING OF THE CREDIT WITHIN A PARTICULAR RATING CATEGORY.

A.M. BEST

AMB-1+ Assigned to issues, where the issuer has, in our opinion, the strongest ability to repay short-term debt obligations.

AMB-1 Assigned to issues, where the issuer has, in our opinion, an outstanding ability to repay short- term debt obligations.

AMB-2     Assigned  to  issues,   where  the  issuer  has,  in  our  opinion,  a
          satisfactory ability to repay short-term debt obligations.

AMB-3 Assigned to issues, where the issuer has, in our opinion, an adequate ability to repay short-term debt obligations; however, adverse economic conditions will likely lead to a reduced capacity to meet its financial commitments on shorter debt obligations.

AMB-4 Assigned to issues, where the issuer has, in our opinion, speculative credit characteristics and is vulnerable to economic or other external changes, which could have a marked impact on the company's ability to meet its commitments on short-term debt obligations.

d In default on payment of principal, interest or other terms and conditions. The rating is also utilized when a bankruptcy petition, or similar action, has been filed.

17004-0807

                             USAA MUTUAL FUNDS TRUST

PART C.           OTHER INFORMATION

ITEM 23.                   EXHIBITS

a      (i)        USAA Mutual Funds Trust First Amended and Restated Master
                  Trust Agreement dated April 20, 2006 (12)
       (ii)       USAA Mutual Funds Trust Second  Amended and Restated Master
                  Trust Agreement dated June 27, 2006 (15)

b                 First Amended and Restated By-Laws, dated April 20, 2006 (12)

c                 None other than provisions contained in Exhibits (a)(i),
                  (a)(ii), and (b) above

d      (i)        Advisory Agreement dated August 1, 2001 with respect to the
                  Florida Tax-Free Income and Florida Tax-Free Money Market
                  Funds (7)
       (ii)       Management Agreement for the Extended Market Index Fund
                  (15)
       (iii)      Advisory Agreement for the Nasdaq-100 Index Fund (15)
       (iv)       Advisory Agreement for the S&P 500 Index Fund (15)
       (v)        Advisory Agreement with respect to all other funds (15)
       (vi)       Investment Subadvisory Agreement between IMCO and BHMS dated
                  August 1, 2006 (15)
       (vii)      Investment Subadvisory Agreement between IMCO and Batterymarch dated August 1, 2006 (15)
       (viii)     Investment Subadvisory Agreement between IMCO and The Boston
                  Company dated August 1, 2006 (15)
       (ix)       Investment Subadvisory Agreement between IMCO and GMO dated
                  August 1, 2006 (15)
       (x)        Investment Subadvisory Agreement between IMCO and Loomis
                  Sayles dated August 1, 2006 (15)
       (xi)       Investment Subadvisory Agreement between IMCO and Marsico
                  dated August 1, 2006 (15)
       (xii)      Investment Subadvisory Agreement between IMCO and MFS dated
                  August 1, 2006 (15)
       (xiii)     Investment Subadvisory Agreement between IMCO and NTI dated
                  August 1, 2006 (15)
       (xiv)      Investment Subadvisory Agreement between IMCO and OFI
                  Institutional dated August 1, 2006 (15)
       (xv)       Investment Subadvisory Agreement between IMCO and Wellington
                  Management dated August 1, 2006 (15)
       (xvi)      Investment Subadvisory Agreement between IMCO and Credit
                  Suisse Asset Management, LLC dated October 2, 2006 (16)
       (xvii)     Amendment No. 1 to Investment Subadvisory Agreement between
                  IMCO and Batterymarch dated August 1, 2006 (15)
       (xviii)    Investment Subadvisory Agreement between IMCO and Deutsche
                  Investment Management Americas Inc. dated October 2,
                  2006 (16)
       (xix)      Amendment No. 2 to Investment Subadvisory Agreement between
                  IMCO and Batterymarch dated October 2, 2006 (16)
       (xx)       Amendment No. 1 to Investment Subadvisory Agreement between
                  IMCO and Deutsche Investment Management Americas Inc. (18)

       (xxi) Investment Subadvisory Agreement between IMCO and Quantitative Management Associates dated July 9, 2007 (filed herewith)
       (xxii) Investment Subadvisory Agreement between IMCO and UBS Global Asset Management dated July 9, 2007 (filed herewith)

e      (i)        Underwriting Agreement dated June 25, 1993 (1)
       (ii)       Letter Agreement dated May 10, 1994 adding Texas Tax-Free
                  Income Fund and Texas Tax-Free Money Market Fund (1)
       (iii)      Letter Agreement to Underwriting Agreement adding 37 funds
                  (15)

f                 Not Applicable

g      (i)        Amended and Restated Custodian Agreement dated July 31, 2006 with Fee Schedule dated November 28, 2006 (16)
       (ii)       Form of Custodian Agreement for Extended Market Index Fund
                  (12)
       (iii)      Custodian Agreement for S&P 500 Index Fund dated July 31,
                  2006 (17)
       (iv)       Subcustodian Agreement dated March 24, 1994 (2)

h      (i)        Transfer Agency Agreement dated November 13, 2002 (8)
       (ii)       Letter Agreement to Transfer Agency Agreement adding 37
                  funds (15)
       (iii)      Administration and Servicing Agreement dated August 1, 2001 with respect to the Florida Tax-Free Income and Florida
                  Tax-Free Money Market Funds (7)
       (iv)       Administration and Servicing  Agreement dated August 1, 2006 for 37 Funds (15)
       (v)        Letter Agreement dated May 10, 1994 adding Texas Tax-Free
                  Income Fund and Texas Tax-Free Money Market Fund (1)
       (vi)       Master Revolving  Credit Facility  Agreement with USAA Capital
                  Corporation dated October 2, 2006 (16)
       (vii)      Agreement and Plan of Conversion and Termination  with respect to USAA Mutual Fund, Inc. (15)
       (viii)     Agreement and Plan of Conversion and Termination with respect to USAA Investment Trust (15)
       (ix)       Agreement and Plan of Conversion and Termination with respect to USAA Tax Exempt Fund, Inc. (15)

       (x) Form of Amended and Restated Master-Feeder Participation Agreement Among USAA Mutual Funds Trust, BlackRock
                  Advisors, LLC, USAA Investment Management Company, and BlackRock Distributors, Inc. Dated as of March 30, 2007 (18)
       (xi)       Form of Amended and Restated Subadministration Agreement (18)

i      (i)        Opinion and Consent of Counsel with respect to Cornerstone
                  Strategy, Balanced Strategy, Growth and Tax Strategy,
                  Emerging Markets, International, Precious Metals and Minerals, and World Growth Funds, and GNMA and Treasury Money Market
                  Trusts (14)

       (ii) Opinion and Consentof Counsel with respect to Aggressive Growth, Growth, Growth & Income, Income, Income Stock, Short-Term Bond, Money Market, Science & Technology, First Start Growth, Small Cap Stock, Intermediate-Term Bond, High-Yield Opportunities, Capital Growth, and Value Funds (16)

       (iii) Opinion and Consent of Counsel with respect to Total Return Strategy, Extended Market Index, S&P 500 Index, and Nasdaq-100 Index Funds (18)

       (iv) Opinion and Consent of Counsel with respect to Tax Exempt Long-Term, Tax Exempt Intermediate-Term, Tax Exempt Short-Term, Tax Exempt Money Market, California Bond, California Money Market, New York Bond, New York Money Market, Virginia Bond, Virginia Money Market, Florida Tax-Free Income, and Florida Tax-Free Money Market Funds (filed herewith)

j      (i)        Consent of Independent Registered Public Accounting Firm with respect to Cornerstone Strategy, Balanced Strategy,
                  Growth and Tax Strategy, Emerging Markets, International,
                  Precious Metals and Minerals, and World Growth Funds, and GNMA and Treasury Money Market Trusts (14)

       (ii) Consent of Independent Registered Public Accounting Firm with respect to Aggressive Growth, Growth, Growth & Income, Income, Income Stock, Short-Term Bond, Money Market, Science & Technology, First Start Growth, Small Cap Stock, Intermediate-Term Bond, High-Yield Opportunities, Capital Growth, and Value Funds (16)

       (iii) Consent of Independent Registered Public Accounting Firm with respect to Total Return Strategy, Extended Market Index, S&P 500 Index, and Nasdaq-100 Index Funds (18)

       (iv) Consent of Independent Registered Public Accounting Firm with respect to Tax Exempt Long-Term, Tax Exempt Intermediate-Term, Tax Exempt Short-Term, Tax Exempt Money Market, California Bond, California Money Market, New York Bond, New York Money Market, Virginia Bond, Virginia Money Market, Florida Tax-Free Income, and Florida Tax-Free Money Market Funds (filed herewith)

k                 Omitted Financial Statements - Not Applicable

l                 SUBSCRIPTIONS AND INVESTMENT LETTERS
       (i)        Florida Bond Fund and Florida Money Market Fund dated June 25,
                  1993 (1)
       (ii)       Texas Tax-Free Income Fund and Texas Tax-Free Money Market
                  Fund dated May 3, 1994 (1)

m                 12b-1 Plans - Not Applicable

n                 18f-3 Plans - (12)

o                 Reserved
p                 CODE OF ETHICS
       (i)        USAA Investment Management Company dated July 1, 2006 (14)
       (ii)       Northern Trust Investments dated February 1, 2005 (14)
       (iii)      BlackRock, Inc. dated September 30, 2006 (16)
       (iv)       Batterymarch Financial Management, Inc. dated February 1, 2005
                  (14)
       (v)        Marsico Capital Management, LLC (37) dated April 1, 2005 (14)
       (vi)       Wellington Management Company, LLP dated January 1, 2005 (14)
       (vii)      Loomis, Sayles & Company, L.P. dated June 1, 2006 (15)
       (viii)     Grantham, Mayo, Van Otterloo & Co., LLC dated October 26,
                  2005 (15)
       (ix)       Barrow, Hanley, Mewhinney & Strauss, Inc. dated January 3,
                  2006 (15)
       (x)        OFI Institutional Asset Management dated March 31, 2006 (15)
       (xi)       The Boston Company Asset Management LLC dated November 2006
                  (17)
       (xii)      MFS Investment Management dated January 1, 2007 (17)
       (xiii)     Credit Suisse Asset Management, LLC dated April 2006 (15)
       (xiv)      Deutsche Investment Management Americas Inc. dated August 11,
                  2006 (16)

       (xv)       Quantitative Management Associates (filed herewith)
       (xvi)      UBS Global Asset Management (filed herewith)

q                 POWERS OF ATTORNEY
                  Powers of Attorney for Christopher W. Claus, Michael Reimherr, Richard A. Zucker, Barbara B. Dreeben, Robert L. Mason, and Debra K. Dunn dated September 13, 2006 (15)


         (1) Previously filed with Post-Effective Amendment No. 4 of the Registrant (No. 33-65572 with the Securities and Exchange Commission on July 25, 1995).

         (2) Previously filed with Post-Effective Amendment No. 5 of the Registrant (No. 33-65572 with the Securities and Exchange Commission on July 25, 1996).

         (3) Previously filed with Post-Effective Amendment No. 6 of the Registrant (No. 33-65572 with the Securities and Exchange Commission on July 31, 1997).

         (4) Previously filed with Post-Effective Amendment No. 8 of the Registrant (No. 33-65572 with the Securities and Exchange Commission on June 1, 1999).

         (5) Previously filed with Post-Effective Amendment No. 9 of the Registrant (No. 33-65572 with the Securities and Exchange Commission on June 1, 2000).

         (6) Previously filed with Post-Effective Amendment No. 10 of the Registrant (No. 33-65572 with the Securities and Exchange Commission on June 22, 2001).

         (7) Previously filed with Post-Effective Amendment No. 11 of the Registrant (No. 33-65572 with the Securities and Exchange Commission on July 31, 2002).

         (8) Previously filed with Post-Effective Amendment No. 12 of the Registrant (No. 33-65572 with the Securities and Exchange Commission on July 29, 2003).

         (9) Previously filed with Post-Effective Amendment No. 13 of the Registrant (No. 33-65572 with the Securities and Exchange Commission on May 28, 2004).

         (10) Previously filed with Post-Effective Amendment No. 15 of the Registrant (No. 33-65572 with the Securities and Exchange Commission on June 1, 2005).

         (11) Previously filed with Post-Effective Amendment No. 16 of the Registrant (No. 33-65572 with the Securities and Exchange Commission on July 28, 2005).

         (12) Previously filed with Post-Effective Amendment No. 18 of the Registrant (No. 33-65572 with the Securities and Exchange Commission on May 16, 2006).

         (13) Previously filed with Post-Effective Amendment No. 19 of the Registrant (No. 33-65572 with the Securities and Exchange Commission on June 1, 2006).

         (14) Previously filed with Post-Effective Amendment No. 20 of the Registrant (No. 33-65572 with the Securities and Exchange Commission on July 28, 2006).

         (15) Previously filed with Post-Effective Amendment No. 21 of the Registrant (No. 33-65572 with the Securities and Exchange Commission on September 29, 2006).

         (16) Previously filed with Post-Effective Amendment No. 22 of the Registrant (No. 33-65572 with the Securities and Exchange Commission on November 28, 2006).

         (17) Previously filed with Post-Effective Amendment No. 23 of the Registrant (No. 33-65572 with the Securities and Exchange Commission on March 1, 2007).

         (18) Previously filed with Post-Effective Amendment No. 24 of the Registrant (No. 33-65572 with the Securities and Exchange Commission on April 26, 2007).

ITEM 24.      PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE FUND

              Information pertaining to persons controlled by or under common control with Registrant is hereby incorporated by reference to the section captioned "Trustees and Officers of the Trust" in the Statement of Additional Information.

ITEM 25.      INDEMNIFICATION

              Protection for the liability of the adviser and underwriter and for the officers and trustees of the Registrant is provided by two methods:

              (a) THE TRUSTEE AND OFFICER LIABILITY POLICY. This policy covers all losses incurred by the Registrant, its adviser and its underwriter from any claim made against those entities or persons during the policy period by any shareholder or former shareholder of any Fund by reason of any alleged negligent act, error or omission committed in connection with the administration of the investments of said Registrant or in connection with the sale or redemption of shares issued by said Registrant. The Trust will not pay for such insurance to the extent that payment therefor is in violation of the Investment Company Act of 1940 or the Securities Act of 1933.

              (b) INDEMNIFICATION PROVISIONS UNDER AGREEMENT AND DECLARATION OF TRUST. Under Article VI of the Registrant's Agreement and Declaration of Trust, each of its Trustees and officers or any person serving at the Registrant's request as directors, officers or trustees of another organization in which the Registrant has any interest as a shareholder, creditor or otherwise ("Covered Person") shall be indemnified against all liabilities, including but not limited to amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and expenses, including reasonable accountants' and counsel fees, incurred by any Covered Person in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, before any court or administrative or legislative body, in which such Covered Person may be or may have been involved as a party or otherwise or with which such person may be or may have been threatened, while in office or thereafter, by reason of being or having been such an officer, director or trustee, except with respect to any matter as to which it has been determined that such Covered Person had acted with willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such Covered Person's office (such conduct referred to hereafter as "Disabling Conduct"). A determination that the Covered Person is entitled to indemnification may be made by (i) a final decision on the merits by a court or other body before whom the proceeding was brought that the person to be indemnified was not liable by reason of Disabling Conduct,
                    (ii) dismissal of a court action or an administrative proceeding against a Covered Person for insufficiency of evidence of Disabling Conduct, or (iii) a reasonable determination, based upon a review of the facts, that the Covered Person was not liable by reason of Disabling Conduct by (a) a vote of a majority of a quorum of Trustees who are neither "interested persons" of the Registrant as defined in section 2(a)(19) of the 1940 Act nor parties to the proceeding, or (b) an independent legal counsel in a written opinion.

                    Expenses, including accountants and counsel fees so incurred by any such Covered Person (but excluding amounts paid in satisfaction of judgments, in compromise or as fines or penalties), may be paid from time to time from funds attributable to the Fund of the Registrant in question in advance of the final disposition of any such action, suit or proceeding, provided that the Covered Person shall have undertaken to repay the amounts so paid to the Fund of the Registrant in question if it is ultimately determined that indemnification of such expenses is not authorized under this Article VI and (i) the Covered Person shall have provided security for such undertaking, (ii) the Registrant shall be insured against losses arising by reason of any lawful advances, or (iii) a majority of a quorum of the disinterested Trustees who are not a party to the proceeding, or an independent legal counsel in a written opinion, shall have determined, based on a review of readily available facts (as opposed to full trial-type inquiry), that there is reason to believe that the Covered Person ultimately will be found entitled to indemnification.

                    As to any matter disposed of by a compromise payment by any such Covered Person pursuant to a consent decree or otherwise, no such indemnification either for said payment or for any other expenses shall be provided unless such indemnification shall be approved (a) by a majority of the disinterested Trustees who are not parties to the proceeding or (b) by an independent legal counsel in a written opinion. Approval by the Trustees pursuant to clause (a) or by independent legal counsel pursuant to clause (b) shall not prevent the recovery from any Covered Person of any amount paid to such Covered Person in accordance with any of such clauses as indemnification if such Covered Person is subsequently adjudicated by a court of competent jurisdiction to have been liable to the Registrant or its shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such Covered Person's office.

                    Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the Registrant's Agreement and Declaration of the Trust or otherwise, the Registrant has been advised that, in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, then the Registrant will, unless in the opinion of its counsel the matter has been settled by a controlling precedent, submit to a court of appropriate jurisdiction the question of whether indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 26.      BUSINESS AND OTHER CONNECTIONS OF THE INVESTMENT ADVISER

              Information pertaining to business and other connections of the Registrant's investment adviser is hereby incorporated by reference to the section of the Prospectus captioned "Fund Management" and to the section of the Statement of Additional Information captioned "Trustees and Officers of the Trust."

With respect to certain funds of the Registrant, IMCO currently engages the following subadvisers:

(a) Wellington Management Company, LLP (Wellington Management), located at 75 State Street, Boston, Massachusetts 02109, serves as a subadviser to the Science & Technology Fund, Small Cap Stock Fund, and Growth & Income Fund. The information required by this Item 26 with respect to each director and officer of Wellington Management is incorporated herein by reference to Wellington Management's current Form ADV as amended and filed with the SEC.

(b) Loomis, Sayles & Company, L.P. (Loomis Sayles), located at One Financial Center, Boston, Massachusetts 02111, serves as a subadviser to the Growth Fund and Growth & Income Fund. The information required by this Item 26 with respect to each director and officer of Loomis Sayles is incorporated herein by reference to Loomis Sayles' current Form ADV as amended and filed with the SEC.

(c) Grantham, Mayo, Van Otterloo & Co. LLC (GMO), located at 40 Rowes Wharf, Boston, Massachusetts 02110 serves as a subadviser to the Income Stock Fund. The information required by this Item 26 with respect to each director and officer of GMO is incorporated herein by reference to GMO's current Form ADV as amended and filed with the SEC.

(d) Marsico Capital Management, LLC (Marsico), located at 1200 17th Street, Suite 1600, Denver, Colorado 80202, serves as a subadviser to the Growth Fund and Aggressive Growth Fund. The information required by this Item 26 with respect to each director and officer of Marsico is incorporated herein by reference to Marsico's current Form ADV as amended and filed with the SEC.

(e) Barrow, Hanley, Mewhinney & Strauss, Inc. (BHMS), located at 2200 Ross Avenue, 31st Floor, Dallas, Texas 75201-2761, serves as a subadviser to the Growth & Income Fund and Value Fund. The information required by this Item 26 with respect to each director and officer of BHMS is incorporated herein by reference to BHMS' current Form ADV as amended and filed with the SEC.

(f) Batterymarch Financial Management, Inc. (Batterymarch), located at 200 Clarendon Street, Boston, Massachusetts 02116, serves as a subadviser to the Cornerstone Strategy Fund, Capital Growth Fund, Small Cap Stock Fund, Emerging Markets Fund, and the World Growth Fund. The information required by this Item 26 with respect to each director and officer of Batterymarch is incorporated herein by reference to Batterymarch's current Form ADV as amended and filed with the SEC.

(g) Northern Trust Investments, N.A. (NTI), located at 50 S. LaSalle Street, Chicago, Illinois 60603, serves as a subadviser to the Growth and Tax Strategy Fund, S&P 500 Index Fund, and the Nasdaq-100 Index Fund. The information required by this Item 26 with respect to each director and officer of NTI is incorporated herein by reference to NTI's current Form ADV as amended and filed with the SEC.

(h) OFI Institutional Asset Management (OFI Institutional), located at Two World Financial Center, 225 Liberty Street, 11th Floor, New York, New York 10281-1008, serves as a subadviser to the Income Stock Fund. The information required by this Item 26 with respect to each director and officer of OFI is incorporated herein by reference to OFI's current Form ADV as amended and filed with the SEC.

(i) The Boston Company Asset Management, LLC (The Boston Company), located at Mellon Financial Center, One Boston Place, Boston, Massachusetts 02108-4408, serves as a subadviser to the Emerging Markets Fund. The information required by this Item 26 with respect to each director and officer of The Boston Company is incorporated herein by reference to The Boston Company's current Form ADV as amended and filed with the SEC, and is incorporated herein by reference.

(j) MFS Investment Management (MFS), located at 500 Boylston Street, Boston, Massachusetts 02116, serves as a subadviser to the International Fund and World Growth Fund. The information required by this Item 26 with respect to each director and officer of MFS is incorporated herein by reference to MFS's current Form ADV as amended and filed with the SEC, and is incorporated herein by reference.

(k) Credit Suisse Asset Management, LLC (Credit Suisse), located at 466 Lexington Avenue, New York, New York 10017, serves as a subadviser to the Cornerstone Strategy Fund and the First Start Growth Fund. The information required by this Item 26 with respect to each director and officer of Credit Suisse is incorporated herein by reference to Credit Suisse's current Form ADV as amended and filed with the SEC.

(l) Deutsche Investment Management Americas Inc. (DIMA), located at 345 Park Avenue, New York, New York 10154, serves as subadvisor to the Balanced Strategy Fund and the Total Return Strategy Fund. The information required by this Item 26 with respect to each director and officer of DIMA is incorporated herein by reference to DIMA's current Form ADV as amended and filed with the SEC.

(m) Quantitative Management Associates (QMA), located at 466 Lexington Avenue, New York, NY 10017, serves as subadvisor to the Cornerstone Strategy Fund. The information required by this Item 26 with respect to each director and officer of QMA is incorporated herein by reference to QMA's current Form ADV as amended and filed with the SEC.

(n) UBS Global Asset Management (UBS), located at One North Wacker Drive, Chicago, IL 60614, serves as subadvisor to the Growth & Income Fund. The information required by this Item 26 with respect to each director and officer of UBS is incorporated herein by reference to UBS's current Form ADV as amended and filed with the SEC.

ITEM 27.      PRINCIPAL UNDERWRITERS

              (a) USAA Investment Management Company (the "Adviser") acts as principal underwriter and distributor of the Registrant's shares on a best-efforts basis and receives no fee or commission for its underwriting services.

              (b) Following is information concerning directors and executive officers of USAA Investment Management Company.

  NAME AND PRINCIPAL         POSITION AND OFFICES         POSITION AND OFFICES
   BUSINESS ADDRESS           WITH UNDERWRITER                  WITH FUND

Christopher W. Claus        Chief Investment Officer       President, Trustee
9800 Fredericksburg Road    and Chairman of the            and Vice Chairman
San Antonio, TX 78288       Board of Directors             of the Board of
                                                           Trustees

Kristi A. Matus             Director and President         Senior Vice President
9800 Fredericksburg Road
San Antonio, TX 78288

Clifford A. Gladson         Senior Vice President,         Vice President
9800 Fredericksburg Road    Fixed Income Investments
San Antonio, TX 78288

Mark S. Howard              Senior Vice President,         Secretary
9800 Fredericksburg Road    Secretary and Counsel
San Antonio, TX 78288

Debra K. Dunn               Assistant Vice President       Treasurer
9800 Fredericksburg Road    and Treasurer
San Antonio, TX 78288

Jeffrey D. Hill             Assistant Vice President       Chief Compliance
9800 Fredericksburg Road    Mutual Funds Compliance        Officer
San Antonio, TX 78288

Terri L. Luensmann          Senior Vice President,         None
9800 Fredericksburg Road    Investment Operations
San Antonio, TX 78288

Casey L. Wentzell           Senior Vice President,         None
9800 Fredericksburg Road    Investment Sales and Service
San Antonio, TX 78288

         (c)      Not Applicable

ITEM 28.     LOCATION OF ACCOUNTS AND RECORDS

             The following entities prepare, maintain and preserve the records required by Section 31(a) of the Investment Company Act of 1940 (the "1940 Act") for the Registrant. These services are provided to the Registrant through written agreements between the parties to the effect that such services will be provided to the Registrant for such periods prescribed by the Rules and Regulations of the Securities and Exchange Commission under the 1940 Act and such records are the property of the entity required to maintain and preserve such records and will be surrendered promptly on request.

USAA Investment Management Company            Northern Trust Investments, N.A.
9800 Fredericksburg Road                      50 S. LaSalle Street
San Antonio, Texas 78288                      Chicago, Illinois 60603

USAA Shareholder Account Services             Chase Manhattan Bank
9800 Fredericksburg Road                      4 Chase MetroTech
San Antonio, Texas 78288                      18th Floor
                                              Brooklyn, New York 11245
State Street Bank and Trust Company
1776 Heritage Drive
North Quincy, Massachusetts 02171

Wellington Management Company, LLP
75 State Street
Boston, Massachusetts 02109
(records relating to its functions as a subadviser with respect to the Science & Technology Fund, Small Cap Stock Fund, and Growth & Income Fund)

Loomis, Sayles & Company, L.P.
One Financial Center
Boston, Massachusetts 02111
(records relating to its functions as a subadviser with respect to the Growth Fund and Growth & Income Fund)

Grantham, Mayo, Van Otterloo & Co.
40 Rowes Wharf
Boston, Massachusetts 02110
(records relating to its functions as a subadviser with respect to the Income Stock Fund)

Marsico Capital Management, LLC
1200 17th Street
Suite 1600
Denver, Colorado 80202
(records relating to its functions as a subadviser with respect to the Growth Fund and Aggressive Growth Fund)

Barrow, Hanley, Mewhinney & Strauss, Inc.
3232 McKinney Avenue
15th Floor
Dallas, Texas 75204-2429
(records relating to its functions as a subadviser with respect to the Growth & Income Fund and Value Fund) Batterymarch Financial Management, Inc. 200 Clarendon Street Boston, Massachusetts 02116 (records relating to its functions as a subadviser with respect to the Cornerstone Strategy Fund, Capital Growth Fund, Small Cap
Stock Fund, Emerging Markets Fund, and World Growth Fund)

Northern Trust Investments, N.A.
50 S. LaSalle Street
Chicago, Illinois 6060375
(records relating to its functions as a subadviser to the Growth and Tax Strategy Fund, S&P 500 Index Fund, and the Nasdaq-100 Index Fund)

OFI Institutional Asset Management
Two World Financial Center
225 Liberty Street, 11th Floor
New York, New York 10281-1008
(records relating to its functions as a subadviser to the Income Stock Fund)

The Boston Company Asset Management, LLC
Mellon Financial Center
One Boston Place
Boston, Massachusetts 02108-4408
(records relating to its functions as a subadviser with respect to the Emerging Markets Fund)

MFS Investment Management
500 Boylston Street
Boston, Massachusetts 02116
(records relating to its functions as a subadviser with respect to the International Fund and World Growth Fund)

Credit Suisse Asset Management, LLC
466 Lexington Avenue
New York, New York 10017
(records relating to its functions as a subadviser with respect to the Cornerstone Strategy Fund and the First Start Growth Fund)

Deutsche Investment Management Americas Inc.
345 Park Avenue
New York, NY 10154
(records relating to its functions as a subadviser with respect to the Balanced Strategy Fund and Total Return Strategy Fund)

Quantitative Management Associates
Jennison Associates LLC
466 Lexington Avenue
New York, NY 10017
(records relating to its functions as a subadviser with respect to the Cornerstone Strategy Fund)

UBS Global Asset Management
One North Wacker Drive
Chicago, IL 60614
(records relating to its functions as a subadviser with respect to the Growth & Income Fund)

ITEM 29.     MANAGEMENT SERVICES

             Not Applicable.

ITEM 30.     UNDERTAKINGS

             None.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act and the Investment Company Act, the Registrant certifies that it meets all requirements for effectiveness of this registration statement pursuant to Rule 485(b) under the Securities Act and has duly caused this amendment to its registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of San Antonio and state of Texas on the 26th day of July, 2007.

                                                 USAA MUTUAL FUNDS TRUST

                                                 * CHRISTOPHER W. CLAUS
                                                 -------------------------
                                                 Christopher W. Claus
                                                 President

     Pursuant to the requirements of the Securities Act, this amendment to the registration statement has been signed below by the following persons in the capacities and on the date(s) indicated.

    (Signature) (Title) (Date)

* RICHARD A. ZUCKER                  Chairman of the              July 26, 2007
--------------------------------
Richard A. Zucker                    Board of Trustees

* CHRISTOPHER W. CLAUS               Vice Chairman of the Board   July 26, 2007
--------------------------------
Christopher W. Claus                 of Trustees and President
                                     (Principal Executive Officer)

*  DEBRA K. DUNN                     Treasurer (Principal)        July 26, 2007
--------------------------------
Debra K. Dunn                        Financial and
                                     Accounting Officer)

* BARBARA B. DREEBEN                 Trustee                      July 26, 2007
--------------------------------
Barbara B. Dreeben

* ROBERT L. MASON                    Trustee                      July 26, 2007
--------------------------------
Robert L. Mason

* MICHARL F. REIMHERR                Trustee                      July 26, 2007
--------------------------------
Michael F. Reimherr



*By: /s/ Mark S. Howard
    ----------------------------
Mark S. Howard, Attorney-in-Fact, under Powers of Attorney dated September 13, 2006, which are incorporated herein and filed under Post Effective Amendment No. 21 with the Securities and Exchange Commission on September 29, 2006.

                                  EXHIBIT INDEX

EXHIBIT                    ITEM                                        PAGE NO.

d      (xxi)      Investment Subadvisory Agreement between
                  IMCO and Quantitative Management Associates
                  dated July 9, 2007                                        360

       (xxii)     Investment Subadvisory Agreement between
                  IMCO and UBS Global Asset Management dated
                  July 9, 2007                                              375

i       (iv)      Opinion and Consent of Counsel with respect to
                  Tax Exempt Long-Term, Tax Exempt Intermediate-Term,
                  Tax Exempt Short-Term, Tax Exempt Money Market,
                  California Bond, California Money Market, New York
                  Bond, New York Money Market, Virginia Bond, Virginia
                  Money Market, Florida Tax-Free Income, and Florida
                  Tax-Free Money Market Funds                               390

j      (iv)       Consent of Independent Registered Public Accounting
                  Firm with respect to Tax Exempt Long-Term, Tax
                  Exempt Intermediate-Term, Tax Exempt Short-Term,
                  Tax Exempt Money Market, California Bond,
                  California Money Market, New York Bond, New York
                  Money Market, Virginia Bond, Virginia Money
                  Market, Florida Tax-Free Income, and Florida
                  Tax-Free Money Market Funds                               394

p                 CODE OF ETHICS
         (xv)     Quantitative Management Associates                        396
         (xvi)    UBS Global Asset Management                               470